As filed with the SEC on 04/19/2011	Registration No. 333-01031

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 17
_____________

THE PRUDENTIAL VARIABLE
CONTRACT ACCOUNT GI-2
(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(Name of Depositor)

751 Broad Street
Newark, New Jersey 07102
(800) 778-2255
(Address and telephone number of principal executive offices)
_____________

THOMAS C. CASTANO
VICE PRESIDENT AND CORPORATE COUNSEL
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102
(Name and address of agent for service)

_____________

It is proposed that this filing will become effective (check appropriate space):

□ immediately upon filing pursuant to paragraph (b) of Rule 485

■ on May 1, 2011 pursuant to paragraph (b) of Rule 485
(date)
□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

□ on pursuant to paragraph (a)(1) of Rule 485
(date)

■ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2011

PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

Group Variable Universal Life

This prospectus describes a flexible premium variable universal life insurance contract, the Group Variable Universal Life Contract offered by The Prudential Insurance Company of America, a stock life insurance company.

You may choose to invest your Contract's premiums and its earnings in one of several variable investment options of the Prudential Variable Contract Account GI-2 (the “Account”).  A list of the Funds offered, their respective charges, and their investment advisers, can be found in the Group Variable Universal Life Prospectus Supplement (the “Fund Supplement”).

You may also choose to invest your Contract’s premiums and its earnings in the fixed rate option, which pays a guaranteed interest rate.  See The Fixed Account.

Please Read this Prospectus. Please read this prospectus carefully and keep it for future reference. This document is followed by prospectuses for each of the Funds that will be available to you under your group program.   This prospectus may be accompanied by a supplement that describes the unique features of the particular Group Contract and Certificates. For those Group Contracts, the prospectus and the supplement together provide all the information you need to know about Group Variable Universal Life Insurance, and you should read them together.  Current prospectuses for each of the underlying mutual funds accompany this prospectus.  These prospectuses contain important information about the mutual funds.  Please read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate.  It is a criminal offense to state otherwise.

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102
Telephone: (800) 562-9874

Page
SUMMARY OF CHARGES AND EXPENSES	1
Expenses other than Portfolio Expenses	1
Portfolio Expenses	3

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	3
Brief Description of the Group Variable Universal Life Insurance Contract	3
The Death Benefit	4
The Certificate Fund	4
Premium Payments	4
Allocation of Premium Payments and Investment Choices	4
Transfers among Investment Options	4
Dollar Cost Averaging	4
Surrenders	5
Withdrawals from the Certificate Fund	5
Loans	5
Canceling Your Certificate (“Free Look”)	5

SUMMARY OF CONTRACT RISKS	5
Certificate Values are not Guaranteed	5
Limitation of Benefits on Certain Riders for Claims due to War or Service in the Armed Forces	6
Increase in Charges	6
Certificate Lapse	6
Risks of Using the Certificate as a Short-Term Savings Vehicle	6
Risks of Taking Withdrawals	6
Risks of Taking a Loan	6
Effect of Premium Payments on Tax Status	7
Replacing Your Life Insurance	7

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	7
Risks Associated with the Variable Investment Options	7
Learn More about the Funds	7

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES	8
The Prudential Insurance Company of America	8
The Prudential Variable Contract Account GI-2	8
The Funds	9
Service Fees Payable to Prudential	9
Voting Rights	10
Substitution of Variable Investment Options	10
The Fixed Account	10

CHARGES AND EXPENSES	11
Charges for Sales Expenses	11
Charge for Taxes Attributable to Premiums	11
Charge for Processing Premiums	12
Surrender Charge	12
Withdrawal Charge	12
Loan Charges	12
Reduction of Charges	12
Cost of Insurance	13
Insured’s Age	14
Monthly Deductions from the Certificate Fund	14
Daily Deductions from the Variable Investment Options	15
Transaction Charges	15
Portfolio Charges	15

PERSONS HAVING RIGHTS UNDER THE CONTRACT	16
Contract Holder	16
Participant	16
Applicant Owner Provision	16
Beneficiary	16

OTHER GENERAL CONTRACT PROVISIONS	16
How Prudential Issues Certificates	16
Effective Date of Insurance	17
Maximum Age	17
“Free Look” Period	17
Assignment	17
Experience Credits	18
Suicide Exclusion	18
Incontestability	18
Misstatement of Age	18
Termination of a Group Contract Holder’s Participation	18
Participants Who Are No Longer Eligible Group Members	19
Options on Termination Of Coverage	19
Conversion	19
Paid-Up Coverage	20
Payment of Cash Surrender Value	20
When Proceeds Are Paid	20

PROCEDURES	20
Telephone and Electronic Transactions	21
When Prudential Reconciles Financial Transactions	21

ADDITIONAL INSURANCE BENEFITS	21
Accelerated Benefit Option	21
Accidental Death and Dismemberment Benefit	21
Seat Belt Coverage	22
Extended Death Protection During Total Disability	22
Dependent Term Life Benefits	22

PREMIUMS	22
Routine Premium Payments	22
Additional Premium Payments	22
How You Will Pay Premiums	22
Deducting Premiums from Your Paycheck	22
Effect of Premium Payments on Tax Status	22
Allocation of Premiums	23
Changing the Allocation of Future Premium Payments	23
Transfers/Restrictions on Transfers	23
Dollar Cost Averaging	25

DEATH BENEFITS	25
When Proceeds Are Paid	25
Amount of the Death Benefit	26
Adjustment in the Death Benefit	26
Death Claim Settlement Options	27
Changes in Face Amount of Insurance	28
Increases in Face Amount	28
Decreases in Face Amount	28

SURRENDER AND WITHDRAWALS	29
Surrender of a Certificate	29
Cash Surrender Value	29
Withdrawals	29
Payment of Cash Surrender Value	30

LOANS	30

LAPSE AND REINSTATEMENT	31

TAXES	31
Treatment as Life Insurance and Investor Control	32
Pre-Death Distributions	32
Certificates Not Classified As Modified Endowment Contracts	32
Modified Endowment Contracts	33
Treatment as Group Term Life Insurance	33
Withholding	33
Other Tax Considerations	33
Federal Income Tax Status of Amounts Received Under The Certificate	34
Company Taxes	34

DISTRIBUTION AND COMPENSATION	34

LEGAL PROCEEDINGS	35

FINANCIAL STATEMENTS	38

ADDITIONAL INFORMATION	39

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	40

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	42

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Certificate.  Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables.  For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for transactions and riders.

Transaction Fees
Charge	When Charge is Deducted	Maximum Guaranteed Charge1
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	3.5% of each premium payment.
Charge for Taxes Attributable to Premiums2	This charge is deducted from each premium when the premium is paid.	Currently, the maximum is 3.92% of each premium payment.
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	$2 from each premium payment.
Surrender Charge	This charge is assessed on a full Surrender of a Certificate.	The lesser of $20 and 2% of the amount surrendered.
Withdrawal Charge	This charge is assessed on a Withdrawal.	The lesser of $20 and 2% of the amount withdrawn.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	$20 per transfer after the twelfth.
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	$20 per statement.
Loan Transaction Charge	This charge is assessed when a loan is processed.	$20 for each loan.

1.	The current charge may be less.
2.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge.  Currently the amount deducted is 2.60% of each premium payment. As of the date of this filing, the maximum charge for taxes attributable to premiums is 3.92%.  However, this maximum may increase if the premium taxes charged by state, local, or federal governments increase.

The second table describes the fees and expenses that you will pay periodically during the time you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than the Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality & Expense Risk)	Daily	Maximum - 0.90% 1 of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $3.00
*Cost of Insurance2:
Minimum and Maximum Guaranteed Charge	Monthly
Certificates effective on or before 12/31/2008:
Maximum - $83.34
Minimum - $0.08

Representative guaranteed charge - $ 0.814

Certificates effective on or after 01/01/2009:
Maximum - $58.39
Minimum - $0.04

Representative guaranteed charge - $0.614

Net Interest on Loans5	Annually	2%
*Additional Insurance Benefits3,8:
Spouse Dependents Term Life Insurance	Monthly	Maximum - $2.506 Minimum - $0.066
Representative current charge - $0.217
Child Dependents Term Life Insurance	Monthly	Maximum -$0.086 Minimum - $0.086
Representative current charge - $0.088
AD&D on employee’s life	Monthly	Maximum - $0.026 Minimum - $0.026
Representative current charge $.028
AD&D on Spouse’s life	Monthly	Maximum - $0.036 Minimum - $0.036
Representative current charge $.038
*	The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.
1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay.  You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.  Your Certificate contains more information about the particular COI charges that apply to you.

3.	These benefits may not be available to some groups.
4.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 49 year old insured guaranteed under the contract.
5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

6.	These are the maximum and minimum rates currently charged. The Group Contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
7.
The representative current charge for spouse term insurance is a sample rate currently charged for a 49 year old insured, who is the spouse of an active employee in the largest insured group that offers this benefit.

8.	The representative current charge for additional insurance benefits are sample rates currently charged for an active employee in the largest insured group that offers this benefit.

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Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own a Certificate.  More detail concerning each Funds’ fees and expenses is contained in the prospectus for each of the Funds

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.38%	2.64%

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS

Brief Description of the Group Variable Universal Life Insurance Contract

This document is a prospectus. It tells you about Group Variable Universal Life Insurance (sometimes referred to as “GVUL”) Group Contracts offered by The Prudential Insurance Company of America (“Prudential,” the “Company,” “we,” “our,” or “us”) for insurance programs that are sponsored by groups.  We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

A Group Variable Universal Life Insurance contract is an insurance contract issued by Prudential to a trust, or the group that sponsors the Group Variable Universal Life Insurance program. Often the group that sponsors a program is an employer.  Other groups such as membership associations may also sponsor programs.  Group Variable Universal Life is a variable insurance product that offers life insurance protection together with investment opportunity through variable investment options and the Fixed Account.

A Group Variable Universal Life Insurance policy is a flexible form of life insurance.  It has a Death Benefit and a Certificate Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your Net Premiums.  Although the value of your Certificate Fund will increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed.  There is a risk that investment performance will be unfavorable and that the value of your Certificate Fund will decrease.  The risk will be different, depending upon which variable investment options you choose.  You bear the risk of any decrease. The coverage is designed to be flexible to meet your specific life insurance needs.  Within certain limits, this type of coverage will provide you with flexibility in determining the amount and timing of your premium payments.

The Group Contract states the terms of the agreement between Prudential and the sponsoring group. It forms the entire agreement between them. Among other things, the Certificate defines which members of the group are eligible to buy the Group Variable Universal Life Insurance. The Certificate also says whether or not Eligible Group Members may also buy coverage for their qualified dependents.

We will give a Certificate to each Eligible Group Member who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

Some features, conditions and terms described in this prospectus may not be available in some states.

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The Death Benefit

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, based on the amounts available for your group. Prudential will pay a Death Benefit to the beneficiary when the Covered Person dies. Generally, the Death Benefit is the Face Amount of insurance plus the value of your Certificate Fund on the date of your death, minus any Certificate Debt and outstanding charges. Because the value of the Certificate Fund will vary daily with the performance of the investment options you select, the amount of the Death Benefit will also vary from day to day. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any extra benefit, if the Participant’s insurance is not in default and there is no Certificate Debt.  See the Death Benefit and Contract Values section.

The Certificate Fund

The Certificate Fund consists of the Net Premiums that we invest in the investment options you select. Prudential will deduct its charges for the insurance from the Certificate Fund. The Certificate Fund value changes daily, reflecting: (i) increases or decreases in the value of the variable investment options you select; (ii) interest credited on any amounts allocated to the Fixed Account; (iii) interest credited on any loan; (iv) the daily charge for mortality and expense risks assessed against the variable investment options; and (v) monthly charges Prudential deducts for the insurance. The Certificate Fund also changes to reflect the receipt of premiums.

Premium Payments

You will usually be able to decide when to make premium payments and how much each premium payment will be. You are responsible for making sure that there is enough value in your Certificate Fund (minus Certificate Debt and outstanding charges) to cover each month’s charges. If your Certificate Fund balance is less than the amount needed to pay any month’s charges, then you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period, and if you do not, your coverage will end.

You may choose to make additional premium payments of at least $100 and have those payments directed to the investment options you select.  See the Additional Premium Payments section.

Allocation of Premium Payments and Investment Choices

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums (or premium based administrative charges), and for some group plans, a processing charge and a sales charge.  The remainder is your Net Premium, which is then invested in the investment options.  See the Charges and Expenses section.

You may choose investment options from among the Funds selected by your sponsoring group. You choose how to allocate your premium payments among the investment options.  You may choose more aggressive Funds or less aggressive Funds, as well as the Fixed Account. What you choose depends on your personal circumstances, your investment objectives and how they may change over time.

If you prefer to reduce the risks that come with investing in the Funds, you can choose to direct some of your premium payments or the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. That rate will change from time to time, but it will never be lower than an effective annual rate of 3% . See The Fixed Account section.

Transfers among Investment Options

You may transfer amounts from one investment option to another – we do not limit the number of transfers between variable investment options, but we may charge for more than 12 transfers in a Certificate Year.  We limit the number of times you may transfer amounts out of the Fixed Account to once a year, but we do not limit the number of transfers into the Fixed Account. See the Transfers and the Transfer Restrictions sections.

Dollar Cost Averaging

Dollar Cost Averaging, or DCA, lets you systematically transfer specified dollar amounts from the Prudential Series Fund Money Market Portfolio to the other available investment options available under the Contract at monthly intervals.  The minimum transfer amount is $100.  You can request that a designated number of transfers be made under the DCA feature.  You may use DCA at any time after your Certificate becomes effective, but to start the DCA

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feature, you usually have to make a premium payment of at least $1,000 to the Prudential Series Fund Money Market Portfolio.  The main objective of DCA is to reduce the risk of dramatic short-term market fluctuations.  Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when the price is low and less of the fund when its price is high.  Therefore, you may achieve a lower than average cost over the long term.  This plan of investing does not assure a profit or protect against a loss in declining markets.  See the Dollar Cost Averaging section.

Surrenders

You may surrender your insurance and receive its Cash Surrender Value. The Cash Surrender Value is the value of the Certificate Fund at the close of business on the day of the surrender minus any Certificate Debt and any outstanding charges. Under the terms of some group plans, Prudential is permitted to also deduct a charge for the surrender. A surrender may have tax consequences. See the Surrenders and Withdrawals section, and the Taxes section.

Withdrawals from the Certificate Fund

While your Certificate is in effect, you may withdraw part of the Certificate’s Cash Surrender Value. You must withdraw at least $200 in any withdrawal, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. Some group plans may have a limit on the number of withdrawals you can make in a year. Some group plans may impose a transaction charge for each withdrawal. A withdrawal may have tax consequences.  See Surrenders and Withdrawals section, and the Taxes section.

Cash Surrender Value and Death Benefit

If you ask, Prudential will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed face amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration”. This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Loans

You may borrow money from your Certificate Fund. The maximum Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount. The minimum amount you may borrow at any one time is $200. Loan interest charges accrue daily. Under some group plans, we may make a charge of up to $20 for each loan.  Depending on the tax status of your Certificate, taking a loan may have tax consequences.  There may also be tax consequences if your Certificate lapses or terminates with an outstanding loan.  See the Loans section, and the Taxes section.

Canceling Your Certificate (“Free Look”)

Generally, you may return your Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential. If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. (However, if applicable law so requires, you will receive a refund of all premiums paid minus any loans or withdrawals, and plus or minus any change due to investment experience.)  This refund amount will be further reduced by applicable federal and state income tax withholding.  See the “Free Look” Period section.

SUMMARY OF CONTRACT RISKS

Certificate Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed.  The value of your Certificate Fund will vary with the performance of the investment options you select. There is no guarantee that the variable investment options will meet their investment objectives, so your Death Benefit could go down if the investment options in your Certificate Fund have poor investment performance.  Poor investment performance could cause your Certificate to lapse, and you could lose your insurance. If you prefer to reduce the risks that come with investing in the variable options, you can choose to direct some of your premium payments or the amounts in your Certificate Fund to the Fixed Account.

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Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes.  Purchasing the Certificate for such purposes may involve certain risks.  Accessing the values in your Certificate through withdrawals and Certificate loans may significantly affect current and future Certificate values or Death Benefit proceeds and may increase the chance that your Certificate will lapse.  If your Certificate lapses and you have an outstanding Certificate loan, there may be tax consequences.  See the Taxes section.

Limitation of Benefits on Certain Riders for Claims due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type benefit or rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Increase in Charges

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. We may in the future increase these current charges up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep your Certificate in force.

Certificate Lapse

Each month we determine the value of your Certificate Fund.  If the Certificate Fund less any applicable surrender charges is zero or less, the Certificate will end (in insurance terms, it will “lapse”).  Your Certificate will also end if the Certificate Debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges.  Should this happen, we will notify you of the payment you need to make to prevent your insurance from terminating.  We must receive your payment by the later of 61 days after the Monthly Deduction Date, or 30 days after we mailed you the notice. If you do not make the payment, your Certificate will end and have no value.  See the Lapse section and the Reinstatement section.  If you have an outstanding loan when your Certificate lapses, you may have taxable income as a result.  See the Taxes section.

Risks of Using the Certificate as a Short-Term Savings Vehicle

Because the Group Contract provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes.  Purchasing the Certificate for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education.  The Certificate’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings.  However, if the variable investment options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Certificate through withdrawals or Certificate loans, your Certificate may lapse or you may not accumulate the Funds you need.

The Certificate is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Certificate as a short-term investment or savings vehicle. Because of the long-term nature of the Certificate, you should consider whether purchasing the Group Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

You may withdraw part of your Certificate’s Cash Surrender Value, so long as the amount withdrawn exceeds $200.  However, you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges.  Some group plans have a limit on the number of withdrawals you can make in a year, and some group plans may impose a transaction charge (the lesser of $20 and 2% of the amount withdrawn).

You may not repay any amount that you withdraw from the Certificate’s Cash Surrender Value, so withdrawals will reduce the amount of your Death Benefit but you generally can make additional premium payments. Withdrawal of the Cash Surrender Value may have tax consequences.  See the Taxes section.

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Risks of Taking a Loan

Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent impact on your Certificate Fund, and will reduce the Death Benefit. If your loan plus accrued interest exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month’s charges. If we pay a death claim while a loan is outstanding, we will reduce the Death Benefit by the amount of the loan plus any accrued interest. If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund, which may have tax consequences. If you have a loan outstanding when you surrender your Certificate, or when you allow your Certificate to lapse, the amount you borrowed may become taxable. In addition, if your Certificate is classified as a Modified Endowment Contract for tax purposes, taking a loan may be treated as a distribution of income for tax purposes and may have tax consequences. See the Taxes section.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify the Certificate as life insurance for federal tax purposes.  Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code.  That status could have significant disadvantages from a tax standpoint.  We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract.  When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment.  If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund.  See the Taxes section.

Replacing Your Life Insurance

You should know that in most instances, it is not in your best interest to replace one life insurance policy with another one.  When you need additional life insurance, it is usually better for you to add coverage, either by asking for a new policy or by buying additional insurance, than it is for you to replace a policy.  In that way, you don’t lose benefits under the policy you already have.

If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully.  Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance.  You should also get advice from a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Certificate’s premiums and its earnings in one or more of the available variable investment options.  You may also invest in the Fixed Account option.  The Fixed Account is the only investment option that offers a guaranteed rate of return.  See The Funds section and The Fixed Account section.

Risks Associated with the Variable Investment Options

Each variable investment option invests in the shares of portfolios (each, a “Fund”) of open-end management investment companies registered under the Investment Company Act of 1940.  Each Fund has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses.  The income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.

We do not promise that the Funds will meet their investment objectives. Amounts you allocate to the variable investment options may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the variable investment options that you choose. You bear the investment risk that the Funds may not meet their investment objectives.  You also bear the risk that the Fund’s investment adviser may restrict investment in the fund, and even close the Fund, at their discretion.  For a detailed discussion of the investment policies, objectives and strategies, and the investment risks associated with each Fund, please read the Fund’s current prospectus.

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Learn More about the Funds

Before allocating amounts to the variable investment options, you should read the Funds’ current prospectus for detailed information concerning their investment objectives and strategies, and their investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

The Prudential Insurance Company of America

The Group Contract and Certificates are issued by The Prudential Insurance Company of America (“Prudential,” “we,” “us,” “our,” or the “Company”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102.  Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Group Contract and/or Certificate.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential's consolidated financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon Prudential's ability to meet its obligations under the Group Contracts and the insurance provided thereunder. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies, including as depositor, adviser, and principal underwriter.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988, under New Jersey law as a separate investment account. The Account offers 60 variable investment options for the Group Variable Universal Life Contract.  The Account is divided into subaccounts.  Each variable investment option is a subaccount of the Account.  The Fixed Interest Rate Option is not a subaccount of the Account.  The Account meets the definition of a “separate account” under federal securities laws. The Account holds assets that are segregated from all of Prudential’s other assets.  The assets of each subaccount are segregated from the assets of each other subaccount.  When we refer to “Funds” in this prospectus, we mean all or any of these subaccounts.  We may use “Variable Investment Option,” “Subaccount” or “Fund” interchangeably when referring to a variable investment option.

We will permit each Group Contract Holder to choose up to 20 of these Funds. The Series Fund Money Market Portfolio must be one of the selected Funds. The Fixed Account is also available in addition to the 20 Funds selected by a Group Contract Holder. (The Fixed Account is an investment option for which Prudential guarantees that the effective annual interest rate will be at least 3%.)

You may then choose investment options from among the Funds selected by your Group Contract Holder. You may also choose to invest in the Fixed Account.  (The Fixed Account may also be referred to as an “investment option.”)  You may choose to make additional premium contributions and have those funds directed to the investment options you select. Once you select the investment options you want, Prudential will direct your additional premium contributions to the Subaccounts associated with those Funds and/or to the Fixed Account. You may change your selection of investment options at any time.

Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account. In addition to these assets, the Account’s assets may include amounts contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time, Prudential will transfer these additional amounts to its general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account.

Income, gains and losses related to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of other Prudential assets. These assets may not be charged with liabilities that arise from any other business Prudential conducts. Prudential is obligated to pay all amounts promised to the Participant under the Group Contract.

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The Account is registered with the SEC under federal securities laws as a unit investment trust, which is a type of investment company. Registration does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. Prudential may take all actions in connection with the operation of the Account that are permitted by applicable law, including those permitted upon regulatory approval.

The Funds

There are currently 60 variable investment options offered under Group Variable Universal Life. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund that is held as an investment for that option.  We hold these shares in the Subaccount.  Prudential may add additional variable investment options in the future.

A list of the Funds offered and their investment advisers can be found in the Group Variable Universal Life Prospectus Supplement (the “Fund Supplement”).

The investment advisers or subadvisers for the Funds charge a daily investment management fee as compensation for their services.  These fees are more fully described in the prospectus for each Fund.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying variable investment options.  Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage.  The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract owners and to determine what action, if any, should be taken.  Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Fund; or
(4)	differences between voting instructions given by variable life insurance and variable annuity contract owners.

A fund or portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public.  Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

This product prospectus includes separate prospectuses for each available Fund. Each prospectus will describe the Fund, its investment objective and strategies, its risks, and its management fees and other expenses. You should read the Fund prospectuses together with this supplement and the GVUL product prospectus. As with all mutual funds, a Fund may not meet its investment objective. Subject to applicable law, Prudential may stop offering one or more Funds or may substitute a different mutual fund for any Fund.

Each Fund has provided Prudential with information about its management fees and other expenses. Except for the Prudential Series Fund, Inc., Prudential has not verified that information independently.

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the portfolios for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Administrative service payments partially compensate for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.   In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

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Administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2011 , the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%.

In addition to the payments that we receive from underlying funds and/or their affiliates, those same funds and/or their affiliates may make payments to us and/or other insurers within the Prudential  Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

Prudential is the legal owner of the shares of the mutual funds associated with the variable investment options. Because we are the owner, we have the right to vote on any matter that shareholders of the Funds vote on. The voting happens at regular and special shareholder meetings. We will (as required by law) vote in accordance with voting instructions we receive from Participants.  When a vote is required, we will mail you a proxy which is a form you need to complete and return to us to tell us how you wish to vote. A Fund may not hold annual shareholder meetings when not required to do so under the laws of the state of its incorporation or under federal securities laws.

If we do not receive timely voting instructions for Fund shares from Participants, we will vote those shares in the same proportion as shares in the Funds for which we do receive instructions. We will do the same thing for shares held as general account investments of Prudential. If federal securities laws change so that Prudential is allowed to vote on Fund shares in our own right, we may decide to do so.

Generally, you may give us voting instructions on matters that would be changes in fundamental policies of the Funds. You may also give us voting instructions on any matter that requires a vote of the Fund's shareholders. But, if a Fund that you participate in has a vote on approval of the investment advisory agreement or any change in a Fund's fundamental investment policy, you will vote separately by Fund. This practice is dictated by federal securities laws.  Here's how we will determine the number of Fund shares and votes for which you may give instructions:

•
To determine the number of Fund shares, we will divide the part of your Certificate Fund that is derived from participation in a Subaccount by the value of one share in the corresponding portfolio of the applicable Fund.

•	The number of votes will be determined as of the record date chosen by the Board of Directors of the applicable Fund.

We reserve the right to change the way in which we calculate the weight we give to voting instructions. We would make such a change to comply with federal regulations.

If we are required by state insurance regulations, we may disregard voting instructions in certain instances.  Also, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds' portfolios, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, we will tell you that we did and our reasons for it in the next annual or semi-annual report to Participants.

Substitution of Variable Investment Options

If Prudential's management determines that an available portfolio of the Funds becomes unsuitable for investment by Participants for whatever reason, we may substitute the shares of another portfolio or of an entirely different mutual fund. Our management might find a portfolio to be unsuitable because of investment policy changes, tax law changes, the unavailability of shares for investment, or other reasons. We would not do this without the approval of the Securities and Exchange Commission and any necessary state insurance departments.  We would notify Group Contract Holders and Participants in advance if we were to make such a substitution

The Fixed Account

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential's general assets, commonly referred to as the general account.  The general account consists of all assets owned by Prudential other than those in the Account and other separate accounts that have been or may be established by Prudential.  Subject to applicable law, Prudential has sole discretion over the investment of

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the general account assets, and Participants do not share in the investment experience of those assets.

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 3%. Prudential may in its sole discretion declare a higher rate, though we are not obligated to do so. At least annually and anytime you ask, we will tell you what interest rate currently applies. Under some group plans, Prudential may determine interest rates based on the Group Contract year we receive the premium payments.

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Certificate have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option.  Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

We strictly limit your right to make transfers out of the Fixed Account. See the Transfers section. Prudential has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to six months. See the When Proceeds Are Paid section.

CHARGES AND EXPENSES

The total amount invested in the Certificate Fund, at any time, consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, plus any interest credited on amounts allocated to the fixed rate option, and the principal amount of any Certificate loan plus the amount of interest credited to the Certificate Fund based upon that loan.  See Loans.  Most charges, although not all, are made by reducing the Certificate Fund.

In several instances we use the terms "maximum charge" and "current charge."  The "maximum charge", in each instance, is the highest charge that we may make under the Certificate.  The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Certificate Fund may change from time to time, subject to maximum charges.  In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed.  Changes in charges will be by class.  We will not recoup prior losses or distribute prior gains by means of these changes.

This section provides a more detailed description of each charge that is described briefly in the charts beginning on page 1 of this prospectus.

Charges for Sales Expenses

We may deduct a charge to pay part of the costs we incur in selling the Group Contract and Certificates. These costs include commissions, advertising, and publishing prospectuses and sales literature. The maximum sales charge is 3.5% of each premium payment. We will deduct the charge from each premium payment you make before we invest the payment in the investment options you selected. We may reduce or eliminate this charge under certain group plans. See the Reduction Of Charges section.

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it varies by group and ranges from 1.57% to 2.25% of the premium Prudential receives. This is Prudential's estimate of the average burden of state and local taxes for existing Group clients. Tax rates vary from jurisdiction to jurisdiction and currently range from 0% to 5% (but may exceed 5% in some instances).  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

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•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Charge for Processing Premiums

We may deduct up to $2 to cover the costs of collecting and processing premiums. We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may reduce or eliminate this charge under certain group plans. See the Reduction Of Charges section.

Surrender Charge

You may surrender your Certificate for its Cash Surrender Value at any time.  If you do, your insurance coverage will end.  Prudential will calculate the Cash Surrender Value as of the Business Day on which we receive your request form in Good Order.  Under certain group plans, Prudential may charge a transaction charge for the surrender of a Certificate. This charge may be up to the lesser of $20 and 2% of the amount that you receive.

Withdrawal Charge

Under some group plans, a transaction charge may be imposed for each withdrawal. The charge can be up to the lesser of $20 and 2% of the amount you withdraw. We will deduct the transaction charge from the Certificate Fund.

Loan Charges

Under certain group plans, Prudential may charge up to $20 for each loan. The charge will be added to the principal amount of your loan.

Reduction of Charges

Prudential may reduce or waive the charge for sales expenses, the charge for processing premiums, or other charges under certain group plans where we expect that the Group Contract will involve reduced sales or administrative expenses. In deciding whether to reduce such charges, and by how much, we consider the following factors:

•	The size of the group;

•	The total amount of premium payments we expect to receive;

•	How long Participants will hold their Certificates;

•	The purpose for which the Group Contract was purchased and whether that purpose makes it likely that expenses will decrease; and

•	Any other circumstances Prudential believes to be relevant in determining whether sales or administrative expenses will decrease.

In some cases, we may guarantee the reduction or waivers of charges in the Group Contract. In other cases, we may decide to discontinue the reductions or waivers. Prudential’s reductions and waivers of charges will not be unfairly discriminatory to the interests of any individual Participant.

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Cost of Insurance

Each month, we will deduct from your Certificate Fund a charge for the cost of your insurance (a “COI” charge). We will take the charge from each investment option you selected in the same proportion that the value of your Certificate Fund is invested. To calculate the cost of insurance charge, we multiply:

- your Certificate's “Net Amount at Risk” by

- the “cost of insurance rate” for the Covered Person.

“Net Amount at Risk” means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

The “cost of insurance rate” is based on many factors, including:

•	the Covered Person's age;

•	the Covered Person's rate class (such as classes for smokers and non-smokers, or for active employees and retired employees);

•	the life expectancy of the people covered under your group plan;

•	whether the Group Contract Holder elected to buy any of the additional insurance benefits shown in the Additional Insurance Benefits section;

•	whether or not the Certificate provides continued coverage; and

•	the expected expenses.

The cost of insurance rate will generally increase as the Covered Person ages.  We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contract Holder are based on many factors, including:

•	The number of Certificates in effect;

•	The number of new Certificates issued;

•	The number of Certificates surrendered or where continued coverage was elected;

•	The expected claims (Death Benefits, accelerated benefits and surrenders);

•	The expected cost of any additional insurance benefits that the Group Contract Holder elected to buy;

•	The expected expenses; and

•	The level of administrative services provided to the Group Contract Holder.

In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed, since they are an important factor in calculating the expected claims, expenses and costs. However, we are generally prohibited by state insurance law from recovering past losses.

If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class and group. We will not change them to be higher than the guaranteed cost of insurance rates shown in your Certificate. The guaranteed maximum rates may be up to 150% of the 1980 CSO Male Table for certificates effective on or before December 31, 2008 and 200% of the 2001 CSO Table for certificates effective on or after January 1, 2009. The guaranteed rates are based on many factors, including:

•	guaranteed issue procedures, if any;

•	simplified underwriting that may not require a medical exam, blood tests or urine tests;

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•	groups with substandard risks characteristics; and

•	the expected maximum cost of any additional insurance benefits that the Group Contract Holder elected to buy.

Generally, we will deduct the COI charge on the Monthly Deduction Date. Under some group plans, we may deduct the charge when we receive the premium payments from the Group Contract Holder. If we have not received the premium payment within 45 days of the Monthly Deduction Date, we will then attempt to deduct the premium payment from the Certificate Fund. See the Lapse section.

The highest current rate per thousand is $28.46, and applies to insureds at age 99.  The lowest current rate per thousand is $0.02, and applies to insureds under age 25.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.05
45	$0.10
55	$0.26
65	$0.85

The actual rates charged will vary by characteristics of the group, expected claims, the expected expenses, and other factors.

Monthly Deductions from the Certificate Fund

In addition to the Cost of Insurance Charge described above, Prudential will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option you have selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date. Under some group plans, we may deduct them when we receive the premium payments from the Participant.  If we have not received the premium payment within 25 days of the Monthly Deduction Date, we will then attempt to deduct the premium payment from the Certificate Fund. If the Certificate Fund balance is not at least equal to the monthly charges, we will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay.  We will send the notice to the last known address we have on file for you.  Your payment must be received by the later of 61 days after the Monthly Deduction Date and 30 days after the date we mailed you the notice.  If you do not make the payment, your Certificate will end and have no value.  See the Lapse section.

1. Charge for Additional Insurance Benefits:  The Additional Insurance Benefits section tells you about benefits that you may be able to buy in addition to the Group Variable Universal Life Insurance and the additional insurance benefits that the Participant elected to buy. We will deduct a separate charge from your Certificate Fund each month for any additional insurance benefits that you have elected.

Accelerated Benefit Option: There is no additional charge for this benefit.

Spouse Term Insurance:   The highest current rate per thousand is $2.50, and applies to spouses at age 94.  The lowest current rate per thousand currently offered for this benefit is $.06, and applies to spouses under age 24.

The following table provides sample per thousand Spouse term insurance charges:

Insured’s Age	Monthly Rate per $1000
35	$.08
45	$.14
55	$.36
65	$0.92

Some group plans offer spouse term insurance and child term insurance at a combined rate; the rate for the benefit is not separated into the rate for spouse coverage and the rate for child term coverage.  A sample monthly rate under this arrangement is $2.00 for $5,000 spouse term coverage, and $5,000 child term coverage for each eligible child.

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Child Term Life insurance: The rate per thousand currently offered for this benefit is $ .08 .  Generally, the same rate is payable at all ages for a given group of insureds.

Some group plans offer spouse term insurance and child term insurance at a combined rate; the rate for the benefit is not separated into the rate for spouse coverage and the rate for child term coverage.  A sample monthly rate under this arrangement is $2.00 for $5,000 spouse term coverage, and $5,000 child term coverage for each eligible child.

Accidental Death & Dismemberment (AD&D) on the employee’s life:  The rate per thousand currently offered for this benefit is $.02 .  Generally, one rate is payable at all ages for a given group of insureds.

Accidental Death & Dismemberment (AD&D) on the Spouse’s life: The rate per thousand currently offered for this benefit is $. 03 .  Generally, one rate is payable at all ages for a given group of insureds.

2. Charge for Administrative Expenses: We may deduct a charge for administrative expenses. This charge is intended to compensate us for things such as maintaining records and for communicating with Participants and Group Contract Holders. This charge may be higher when premium payments are made directly to Prudential. The charge is guaranteed not to be more than $6 per month and currently is not more than $3.00 per month.  We may reduce or eliminate this charge under certain group plans. See the Reduction Of Charges section.

Daily Deductions from the Variable Investment Options

Each day, Prudential deducts a charge from the assets of each of the variable investment options in an amount equal to an effective annual rate of up to 0.90%.  This charge is intended to compensate us for assuming mortality and expense risks of the insurance provided under the Group Contract. The “mortality risk” assumed is the risk that Covered Persons may live for shorter periods of time than Prudential estimated when we determined what mortality charge to make. The "expense risk" assumed is the risk that expenses for issuing and administering the insurance will be more than Prudential estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account.

Transaction Charges

Some group plans may also permit Prudential to make the following Transaction Charges:

•	When you surrender your Certificate Fund or when you make a withdrawal from it. The charge can be up to $20 or 2% of the amount you surrender or withdraw, whichever amount is less;

•
Each time you take a Loan from your Certificate Fund. The charge may be up to $20. In addition, interest will be charged on the loan. The loan interest will be the Loan Account crediting rate plus up to 2%;

•	When you request additional statements. The charge may be up to $20 for each statement; and

•
When you request more that 12 transfers between investment options in a Certificate Year. The charge may be up to $20 for each transfer after the 12th transfer.  Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Certificate year.

Also, Prudential has the right to assess a charge for any taxes that may be imposed on the operations of the Account.

Portfolio Charges

We deduct charges from and pay expenses out of the variable investment options as described in the Fund prospectuses.  Prudential also reserves the right to assess a charge for any taxes that may be imposed on the operations of the Account.

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PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Holder

The Group Contract Holder is your Employer, the trustee of a trust Established by your Employer, or the trustee of a trust established to cover numerous employers under Prudential’s group plans.

Participant

The Participant is generally an Eligible Group Member who becomes a Covered Person under a group variable universal life plan.   But, some Group Contracts allow an Eligible Group Member to also apply for coverage on their spouse's life.  Some plans allow a spouse or adult child to purchase and own their own group variable universal coverage.  However, if the Certificate is assigned, then the assignee will become the Participant replacing any previous Participant.   A Participant has all the rights and obligations to their Coverage, such as the right to surrender the Certificate.  Subject to the limitations set forth in the Certificate, the Participant may, with respect to their Coverage:

(1)	designate and change the beneficiary;
(2)	make premium payments;
(3)	access certificate values through loans and withdrawals;
(4)	surrender his or her coverage;
(5)	allocate amounts in his or her Certificate Fund among the Variable Investment Options and/or the Fixed Interest Rate Option; and
(6)	increase or decrease the face amount.

Applicant Owner Provision

Some group plans have an “applicant owner” provision. An “applicant owner” is a person who may apply for coverage on the life of an Eligible Group Member. And if an Eligible Group Member agrees to let another person be the applicant owner of the Certificate, that person would have all of the rights to make decisions about the coverage. References to "Participant" and "you" in this prospectus also apply to an applicant owner.

When naming an applicant owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be applicant owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member.  A person must have attained the age of majority to be an applicant owner.  At any one time, only one person may be an “applicant owner” under a Certificate.

An “applicant owner” must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If we approve the enrollment form, we will issue the Certificate to the applicant owner.

However, states may require that the Certificate be initially issued to the insured Eligible Group Member.  In those cases, the three year rule contained in the Internal revenue Code section 2035 may apply.  You should consult your tax adviser if you are considering having the Certificate issued to someone other than the insured Eligible Group Member.

Beneficiary

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate.  You must use the form that Prudential requires you to use.  You may change the beneficiary at any time.  You do not need the consent of the present beneficiary.  If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions.

OTHER GENERAL CONTRACT PROVISIONS

How Prudential Issues Certificates

To apply for coverage under a Group Variable Universal Life Insurance contract, an Eligible Group Member must fill out an enrollment form. Prudential may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

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Usually, the Eligible Group Member buys coverage on his or her own life from the coverage options available under the Group Contract. But, some group plans allow an Eligible Group Member to also apply for coverage on his or her spouse's life. No matter whose life is covered, the Participant is the person who “owns” the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term “Participant” or “you,” we mean the person who owns those rights. When we use the term “Covered Person,” we mean the person whose life is covered.

Prudential will issue a Certificate to each Participant, and we will usually issue a separate Certificate for spouse coverage. The Certificate tells you about your rights, benefits, coverage, and obligations under the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

The Eligible Group Member is usually the Participant. But, under some group plans, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential considers the other person to be a Participant.

Effective Date of Insurance

When your insurance begins depends on what day of the month Prudential approves your completed enrollment form.  If we approve your completed enrollment form prior to the twentieth day of a month, your insurance will begin on the first day of the next month.  If we receive your completed enrollment form on or after the twentieth day of a month, your insurance will begin on the first day of the month after the next month.

Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 75. Also, a Participant's Face Amount of Insurance will end at the maximum age shown in the Certificate (usually, that is age 100).

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges.  The amount refunded will be further reduced by any applicable federal and state income tax withholding.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account (or, under some group plans, in the Series Fund Money Market Portfolio). Prudential reserves the right to limit contributions and transactions during the free look period.

If there is a change in your coverage that results in a new Certificate Date, the free look provision will not apply.

Assignment

You may assign your Certificate, including all rights, benefits and privileges that you have to someone else only as a gift assignment. If you do, You should consider the references to "you" in this prospectus as applying to the person to whom you validly assigned your Certificate.

Prudential will honor the assignment only if:

•	you make the assignment in writing;
•	you sign it; and
•	Prudential receives a copy of the assignment at the Prudential office shown in your Certificate.

We are not responsible for determining whether the assignment is legal or valid.

If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the Taxes section.

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Experience Credits

The Group Contract may be eligible to receive Experience Credits.  However, typically, we set the premium rates in such a way that we will not generally pay an Experience Credit.  If there is an Experience Credit, Prudential will pay it to the Group Contract Holder.

Suicide Exclusion

Generally, if the Covered Person dies by suicide within two years from the Certificate Date or reinstatement, Prudential will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt and any withdrawals. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

Incontestability

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

Misstatement of Age

If the Covered Person's age is stated incorrectly in the Certificate and the error is detected prior to their death, we will adjust the monthly cost of insurance deduction to reflect the proper amount based on the correct age. If an adjustment results in an increased cost of insurance, Prudential will bill for the difference. If an adjustment results in a decreased cost of insurance, Prudential will refund the difference. If the change in age affects the amount of the person’s insurance, Prudential will change the amount and the cost of insurance accordingly.  If the error is detected after the Covered Person's death, Prudential will adjust the amount of the Death Benefit to reflect the correct age, as permitted by law.

Termination of a Group Contract Holder’s Participation

The Group Contract Holder may decide to terminate the Group Contract with Prudential, by giving Prudential 90 days' written notice.

In addition, Prudential may terminate a Group Contract:

•	If the aggregate Face Amount of all Certificates, or the number of Certificates issued, falls below the permitted minimum, by giving the Group Contract Holder 90 days' written notice; or

•	If the Group Contract Holder fails to remit premium payments to Prudential in a timely way, at the end of the grace period.

Termination of the Group Contract means that the Group Contract Holder will no longer remit premiums to Prudential. In that event, no new Certificates will be issued under the Group Contract.  How the termination affects you is described in the Options On Termination Of Coverage. The options that are available to you from Prudential may depend on what other insurance options are available to you.  You should refer to your particular Certificate to find out more about your options at termination of coverage.

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Participants Who Are No Longer Eligible Group Members

Each Group Contract has different rules for what happens when a Participant is no longer an Eligible Group Member.

Typically, Group Contracts provide a Participant with the option to continue coverage even though he/she is no longer an Eligible Group Member. This is called Continued Coverage. With Continued Coverage, you will start to make premium payments directly to Prudential (or to Prudential Mutual Fund Services, Inc.).  We will start to send premium reminders directly to you. We will let you know about this change in the way premiums are paid within 61 days after you are no longer eligible under the Group Contract. We might impose certain rules and limits on the continued insurance. The rules and limits are shown in your Certificate. The notice that we send you will also tell you what the charges and expenses are for Continued Coverage. See the Charges and Expenses section.  Charges and expenses for Continuation coverage may be higher than those you paid while you were still an Eligible Group Member. But the charges and expenses will not be higher than the maximums described in this prospectus. Prudential may require that you keep a specified minimum amount in your Certificate Fund to continue as a Continuation Participant.

Participants who are no longer Eligible Group Members also have these options:  Conversion, Paid-Up Coverage or payment of Cash Surrender Value. See the Options On Termination Of Coverage section below.

Options on Termination Of Coverage

If you elect to terminate your coverage, you will have the following options: Paid-Up Coverage or Payment of Cash Surrender Value.  These options are described below.

If the Group Contract ends, the effect on Participants depends on whether or not the Group Contract Holder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value.  Generally, here is what will happen:

•
If the Group Contract Holder does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, and for which you are eligible , Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new Group Contract, unless you elect to receive the Cash Surrender Value of your Certificate.  If you had Certificate Debt that is not carried forward as a loan on the new Certificate, that amount of your debt will be immediately taxable to the extent of any gain.

•
If the Group Contract Holder does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have the options of converting your Certificate, purchasing Paid-Up Coverage, or receiving the Cash Surrender Value.  Each option is listed below in more detail. Under some Group Contracts, you may also have the option of continuing your insurance coverage.  Prudential might impose certain rules and limits on the continued insurance.  The rules and limits are shown in your Certificate.  You should read your Certificate to find out what rules and limits apply when you want to elect to continue your insurance.

Conversion

If your Face Amount of Insurance ends because all Face Amount of Insurance for your class ends by amendment or otherwise, you may elect to convert your Certificate to an individual life insurance policy, without giving Prudential evidence that the Covered Person is in good health, if the person has been covered for at least 5 years for that insurance (or for that insurance and any other Prudential coverage replaced by that insurance; under some Group Contracts, the requirement may be less than 5 years). To elect this option, you must apply for it within 31 days (or longer, depending on the state law that applies) after your Certificate ends. You may select any form of individual life insurance policy (other than term insurance, unless a term policy is required by law) that Prudential normally makes available for conversion to persons who are the same age as you and who are asking for the same amount of life insurance.  Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class. The amount you are able to convert may, depending on the state law that applies, be limited to the lesser of:

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•           the total amount of all life insurance then ending for that person under the Group Contract reduced by: (a) the amount of that person's Certificate Fund needed to cancel any loan due; (b) the amount of that person's paid-up insurance, if any; and (c) the amount of group life insurance from any carrier for which you are or become eligible within the next 45 days; and

•           $10,000.

If a Covered Person dies within 31 days (or longer, depending on the state law that applies) after the Certificate ends and you had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. But, the Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

Paid-Up Coverage

You may elect to use your Certificate's Cash Surrender Value for Paid-Up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day you elect Paid-Up Coverage. The insurance amount will depend on how much the Cash Surrender Value is and on the age of the Covered Person. But, the amount of Paid-Up Coverage cannot be more than your Certificate's Death Benefit right before you elect Paid-Up Coverage. Once you elect Paid-Up Coverage, it will be the only coverage provided under your Certificate.

You may elect this option within 61 days of the date your Certificate ended.  Prudential will make the Paid-Up Coverage effective as of the end of the Business Day on which we (or our designee) receive your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the Taxes section.

Payment of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Prudential on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

When Proceeds Are Paid

Prudential will generally pay any Death Benefit, Cash Surrender Value, withdrawal or loan proceeds within 7 days after we receive the request for payment at the office specified in our request form.  We will determine the amount of the Death Benefit as of the date of the Covered Person's death. For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in Good Order.  There are certain circumstances when we may delay payment of proceeds:

*
We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists;

*
We expect to pay proceeds that come from the Fixed Account or from Paid-Up Coverage promptly upon request. But, we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the Fixed Account rate if we delay payment for more than 30 days (or a shorter period, if required by state law).

PROCEDURES

Each Group Contract has different procedures for how you will conduct transactions under your Group Variable Universal Life Insurance--for example, how you will submit an enrollment form, make premium payments, request loans and withdrawals, and transfer or reallocate money in your Certificate Fund. Your Group Contract Holder can tell you what those procedures are.

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Under some Group Contracts, Participants will be required to make transactions through the Group Contract Holder. Under other Group Contracts, Participants will be required to deal directly with Prudential. Either way, Prudential will consider enrollment forms, payments, orders and other documents to be "received" when Prudential receives them in Good Order at the address on the forms.

Telephone and Electronic Transactions

Under some Group Contracts, you may be able to perform some transactions by telephone or electronically. These transactions include: transferring amounts among available investment options, making surrenders, requesting withdrawals, and requesting loans.

Prudential will not be liable when we follow instructions that we receive by telephone or electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that you will be able to get through to complete a telephone or electronic transaction during peak periods, such as periods of drastic economic or market change, or during system failures or power outages.

When Prudential Reconciles Financial Transactions

Transactions received in Good Order by us before 4 p.m. Eastern time on a Business Day are processed on the same day. Transactions received in Good Order after 4 p.m. Eastern time on a Business Day are processed on the next Business Day.

ADDITIONAL INSURANCE BENEFITS

One or more of the following additional insurance benefits may be available to you.  These benefits may be provided to all Participants under a Group Contract.  Or, the Group Contract may require you to pay an additional charge to receive the benefits. Each Group Contract will have different rules about how the additional benefits are made available.  You should refer to your Certificate to find out what additional insurance benefits are available to you.

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Accelerated Benefit Option

Under an accelerated benefit option (referred to in your Certificate as Option to Accelerate Payment of Certain Death Benefits), you can elect to receive an early lump sum payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. "Terminally ill" means the Covered Person has a life expectancy of 12 months or less (under some Group Contracts, the number of months might be higher or lower). You must give Prudential satisfactory evidence that the Covered Person is terminally ill.

The amount of the accelerated payment will be equal to a portion of the Covered Person's Net Amount at Risk, plus a portion of the Covered Person's Certificate Fund.  If you elect to receive payment under the Accelerated Benefit Option, then the total amount otherwise payable on the Covered Person's death will be reduced by the amount of the accelerated payment.

We will not pay an accelerated benefit option if you are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated benefit that is available to you.   Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated benefit. The amount of future premium payments you can make will also be limited.

Adding the Accelerated Benefit Option to your Certificate will not affect the way you are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if you actually receive proceeds from the Accelerated Benefit Option, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated benefit option is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before you elect to receive this benefit.

Accidental Death and Dismemberment Benefit

An Accidental Death and Dismemberment Benefit provides you insurance for accidental loss of life, sight, hand, or foot. This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and

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infirmities, medical or surgical treatments, and acts of war are not covered. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations. You should refer to your Certificate to learn the details of any benefit that may be available to you.

Seat Belt Coverage

Seat belt coverage (also referred to as Accidental Motor Vehicle Death coverage) provides a Death Benefit for the loss of life while driving or riding in a motor vehicle while wearing a seat belt. “Motor vehicle" means a private automobile, van, four-wheel drive vehicle, self-propelled motor home and truck. It does not mean a motor vehicle used for farming, military, business, racing, or any other type of competitive speed event. Your Certificate lists the exclusions that apply.

Extended Death Protection During Total Disability

An extended Death Benefit (also referred to as Waiver of Cost of Insurance Charges) provides protection during your total disability. Under this provision, even if your insurance would have ended because of your total disability, Prudential will extend your insurance coverage if you become totally disabled prior to age 60.  We will extend your insurance coverage for successive one-year periods, generally until age 65. You must provide satisfactory proof of continued total disability.

Dependent Term Life Benefits

Dependent term life benefits provide insurance on the life of a qualified dependent. You should refer to your Certificate to learn the details of any benefit that may be available to you.

PREMIUMS

Your Group Variable Universal Life Insurance has flexible premiums.

Routine Premium Payments

You will usually be able to decide how often to make premium payments and how much each premium payment will be. You must make sure that there is enough value in your Certificate Fund--minus Certificate Debt and outstanding charges-- to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). If the balance in your Certificate Fund is less than the amount of any month's charges, you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don't, your insurance coverage will end.  See the Lapse section to learn how your insurance will end and what you can do to stop it from ending.

Under some Group Contracts, you may also be required to pay a minimum initial premium to become a Participant. The minimum initial premium will vary for each Group Contract, but it will not be more than 50% of the Guideline Annual Premium. We define Guideline Annual Premium in the Definitions Of Special Terms section.

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Each additional premium payment must be at least $100. Prudential reserves the right to limit the amount of additional premiums.

How You Will Pay Premiums

Your Group Contract Holder sets up the premium payment method.  Some Participants will make payments through the Group Contract Holder (who will pass them on to us). Other participants may have their premiums paid on their behalf by their employer.  Some other Participants will pay us directly. Monthly charges may be higher when premium payments are made directly to Prudential. See the Charges and Expenses section.

Deducting Premiums from Your Paycheck

Some Group Contract Holders might set up a way for you to make routine premium payments by deducting them from your paycheck.  Each Group Contract Holder's rules for paycheck deduction will be different and some may require your premium payment to meet a minimum before the automatic deduction will be allowed. If that's the case, you may still make premium payments below the minimum directly to Prudential.

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Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes.  Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code.  That status could have significant disadvantages from a tax standpoint.  We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract.  When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment.  If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund.  See the Taxes section.

Allocation of Premiums

Prudential will deposit premium payments in your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called the "Net Premium."  See the Charges and Expenses section.

Here's how Prudential will deposit and invest your Net Premiums: we generally will make deposits to your investment options at the end of the Business Day on which Prudential receives the payment at the Payment Office. Any payments received before the Certificate Date will be deposited as of the Certificate Date.

•
BEFORE THE CERTIFICATE DATE. Prudential will hold any premium payment that it receives before the Certificate Date in a non-interest bearing account (on your behalf). We will not pay interest on those amounts. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.

•
DURING THE FIRST 20 DAYS THAT YOUR CERTIFICATE IS IN EFFECT.  We will invest any Net Premiums that we receive during the first 20 days in the Fixed Account.  We will leave the Net Premiums in the Fixed Account for those first 20 days. (Under some Group Contracts, we will use the Series Fund Money Market Portfolio instead of the Fixed Account.)

•
AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 20 DAYS. After your Certificate has been in effect for 20 days, Prudential will invest Net Premiums in your Certificate Fund and allocate them to the investment options you selected.

If you have not given us complete instructions on how you want Net Premiums to be invested, we will leave your Net Premiums invested in the Fixed Account until you furnish complete information. (Again, under some Group Contracts, we will use the Series Fund Money Market Portfolio, rather than the Fixed Account.)

Changing the Allocation of Future Premium Payments

You may ask Prudential to change the way your future premium payments will be allocated among the investment options. Prudential will give you a form to use for this purpose. We will start to allocate premium payments in the new way as of the end of the Business Day on which we receive your request form in Good Order at our Service Office . The minimum percent that you may allocate to an available investment option is 1%. All allocations must be in whole percentages.

You may not change the way Prudential allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund, minus Certificate Debt and outstanding charges, to cover each month’s charges. See the Lapse section.

We do not currently charge for changing the allocation of your future premiums. But, we may charge for changes in the future.

Transfers/Restrictions on Transfers

You may transfer amounts from one investment option to another.  You may request a transfer in terms of dollars (such as a transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).

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There are some rules about how transfers can be made:

*	The minimum amount you may transfer from one option to another is $100 (or the entire balance in the investment option, if it is less than $100).

*	The minimum percent that you may allocate to an available investment option is 1%. All allocations must be in whole percents.

*
We limit the number of times you may transfer amounts out of the Fixed Account. You may make only one transfer from the Fixed Account to one of the available Funds each Certificate Year. The transfer cannot be for more than $5,000 or 25% of the amount you have invested in the Fixed Account, whichever is greater. We may change these limits in the future.

*	We do not limit the number of transfers into the Fixed Account.

For the first 20 transfers in a Certificate Year, you may transfer amounts by proper written notice, or, if available under your Group Contract, by telephone or electronically.  See the Telephone and Electronic Transactions section. After you have submitted 20 transfers in a Certificate Year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a Certificate Year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers among investment options per Certificate Year.  There is an administrative charge of up to $20 for each transfer exceeding 12 in any Certificate Year.

While you may transfer amounts from the Fixed Account, certain restrictions may apply.

For purposes of the 20 transfer limit, we currently do not count transfers that involve one of our systematic programs, such as Dollar Cost Averaging.   For additional information, please see the Dollar Cost Averaging section.

The Group Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers.  Large or frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for Fund advisers/sub-advisers to manage the variable investment options.  Large or frequent transfers may cause the Funds to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Participants.  If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the share prices of the variable investment options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the variable investment option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on share price of the affected variable investment option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers.  We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Participant.  We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied uniformly to all Participants, and will not be waived.  However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Participants may be able to effect transactions that could affect Fund performance to the disadvantage of other Participants.

Owners of variable life insurance or variable annuity contracts that do not impose the above-referenced transfer restrictions might make more numerous and frequent transfers than Participants and other Group Contract owners who are subject to such limitations.  Group Contract owners who are not subject to the same transfer restrictions may have the same underlying variable investment options available to them, and unfavorable consequences associated with such frequent trading within the underlying variable investment option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Group Contract and Participants.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted.  Under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter

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that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Group Contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Group Contract owners who violate the excessive trading policies established by the Fund.  In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan Participants.  The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures.  In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations.  For these reasons, we cannot guarantee that the Funds (and thus Group Contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

A Fund also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that Fund that occurs within a certain number of days following the date of allocation to the variable investment option.  Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us.  The fee will be deducted from your Contract Value to the extent allowed by law.  At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Prudential (or, if allowed by law, Prudential's designee) on the form we require you to use for this purpose. Prudential will give you a form to request a transfer. The form can be obtained by calling our Customer Service Center toll free at (800) 562-9874.

Dollar Cost Averaging

As an administrative practice, we currently offer a feature called Dollar Cost Averaging, or DCA.  Once the free look period ends, this feature lets you systematically transfer specified dollar amounts from the Prudential Series Fund Money Market Portfolio to the other available Funds at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day of the following month.

You may use DCA at any time after your Certificate becomes effective. But, to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. And, the minimum transfer amount is $100.

Prudential will give you a form to request DCA. If we receive your request form in Good Order, we will start DCA processing during the next month.  We will terminate the DCA arrangement when any of the following events occur:

*	We have completed the designated number of transfers;

*	The amount you have invested in the Prudential Series Fund Money Market Portfolio is not enough to complete the next transfer;

*	Prudential receives your written request to end the DCA arrangement; or

*	You no longer have coverage under the Group Variable Universal Life Insurance.

Currently, we do not charge for the DCA arrangement but we may in the future.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when its price is low and less of the Fund when its price is high. Therefore, you may achieve a lower average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

We reserve the right to change this practice, modify the requirements, or discontinue the feature.

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DEATH BENEFITS

When Proceeds Are Paid

Prudential will pay a Death Benefit to the beneficiary you have named, when the Covered Person dies.

Amount of the Death Benefit

The Death Benefit is the Face Amount of insurance plus the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any additional insurance benefit, if the covered person’s insurance is not in default and there is no Certificate Debt or withdrawal.

When a Covered Person attains age 100, the person’s Death Benefit will be equal to the Certificate Fund, less any Certificate Debt outstanding and any past due monthly charges.  The Face Amount of Insurance ends, the monthly Expense Charges for the Cost of Insurance will no longer be required and Prudential will no longer accept contributions.  Any additional provisions that may have been part of the Variable Universal Life Coverage will end.

Adjustment in the Death Benefit

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance. If that were the case for your Certificate, we will use one of two methods to increase the Death Benefit, increasing your cost of insurance. The two methods used are the "Guideline Premium Test" or the "Cash Value Accumulation Test."  Each Group Contract will use one method or the other.

Under the first method (Guideline Premium Test), we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age:

COVERED PERSON’S ATTAINED AGE ---------------------------	CORRIDOR PERCENTAGE -----------------------	COVERED PERSON’S ATTAINED AGE ------------------------------	CORRIDOR PERCENTAGE -----------------------
0-40 41 42 43 44 --- 45 46 47 48 49 --- 50 51 52 53 54 --- 55 56 57 58 59	250 243 236 229 222 --- 215 209 203 197 191 --- 185 178 171 164 157 --- 150 146 142 138 134	60 61 62 63 64 --- 65 66 67 68 69 --- 70 71 72 73 74 --- 75 76 77 78 79	130 128 126 124 122 --- 120 119 118 117 116 --- 115 113 111 107 107 --- 105 105 105 105 105
---	---	---	---
80 81 82 83 84 --- 85 86 87 88 89	105 105 105 105 105 --- 105 105 105 105 105	90 91 92 93 94 --- 95 96 97 98 99	105 104 103 102 101 --- 100 100 100 100 100

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Under the second method (Cash Value Accumulation Test), we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the “Net Single Premium” per dollar of insurance for the Covered Person's Attained Age. For this purpose, we base the “Net Single Premium” on the 1980 CSO Male Table for certificates effective on or before December 31, 2008 and the 2001 CSO Table for certificates effective on or after January 1, 2009.

Death Claim Settlement Options

Prudential may make a range of settlement and payment options available to group life insurance beneficiaries.  Subject to applicable state law the standard method of paying group life insurance benefits of certain amounts as established by Prudential (currently $5,000) is via a retained asset account, such as Prudential’s Alliance Account® whereby funds are held with Prudential.  When the claim is paid, the full amount of life insurance proceeds payable to the claimant is paid in a single distribution by the establishment of an interest-bearing Alliance Account in the beneficiary’s name.  The beneficiary can access all funds immediately by writing a check for the entire amount, may leave funds in the account as long as desired, and generally preserve the ability to transfer all or some funds to other settlement options as available.  The Alliance Account begins earning interest immediately and continues earning interest until all funds are withdrawn or the account is closed based on any minimum balance requirement, in which event a close-out check is sent to the beneficiary.  Interest is accrued daily, compounded daily, and credited monthly.  The interest rate may change at any time, subject to a minimum rate applicable for successive 90 day periods, and is adjusted at Prudential’s discretion based on variable economic factors (including but not limited to, prevailing market rates for short term demand deposit accounts, bank money market rates and Federal Reserve interest rates) and may be more or less than the rate Prudential earns on the funds in the account.  The Alliance Account is backed by the financial strength of The Prudential Insurance Company of America.  It is not FDIC insured because it is not a bank account or a bank product.  Alliance is not available for payments less than $5,000, payments to individuals residing outside the United States and its territories, and certain other payments.  These payments will be paid by check.  Beneficiaries may wish to consult a tax advisor regarding interest earned on the account.  Prudential’s Alliance Account is a registered trademark of The Prudential Insurance Company of America.

The following settlement and payment options are also available (please note availability of options is subject to change):

Payments for a Fixed Period

The Death Benefit plus interest may be paid over a fixed number of years (1 to 25) either monthly, quarterly, semi-annually, or annually. The payment amount will be higher or lower depending on the period selected and the interest rate may change. Beneficiaries may withdraw the total present value of payments not yet made at any time.

Payments in Installments for Life

The Death Benefit may provide monthly payments in installments for as long as the beneficiary lives. Beneficiaries may choose a guaranteed minimum payment period (5, 10, or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If the beneficiary dies before Prudential has made all guaranteed payments, we will pay the present value of the remaining guaranteed payments to a payee your beneficiary designates. If your beneficiary does not choose a payment period, no Death Benefits will be paid.

Payment of a Fixed Amount

The beneficiary may choose an income payment of a stated amount either monthly, quarterly, semi-annually, or annually. Prudential will make the payment until the proceeds and interest earned are fully paid. Your beneficiary

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receives a guaranteed specified sum for a limited number of years. The interest rate can change . Any interest credited will be used to extend the payment period.

Under each of the previously-mentioned alternative options, each payment must generally be at least $20.

Interest Income

All or part of the proceeds may be left with Prudential to earn interest, which can be paid annually, semi-annually, quarterly, or monthly. The minimum deposit is $1,000. This option allows your beneficiary to choose another settlement option at a later time. Withdrawals of $100 or more (including the entire unpaid Death Benefit) can be made at any time.

Lump Sum

Your beneficiary may choose to receive the full death benefit in a single lump sum check.

If the beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Please consult your tax advisor for advice.

Changes in Face Amount of Insurance

The rules for changing the Face Amount of insurance will be different for each Group Contract, depending on the options selected by the Group Contract Holder and on Prudential's rules.

The Face Amount of insurance may increase or decrease. The increase or decrease may happen automatically, or when you ask. Here are some general statements about changes in your Face Amount of insurance. But you should read your Certificate to learn how changes work in your case.

Increases in Face Amount

*	Some Group Contracts allow Participants to ask for an increase in the Face Amount of insurance at certain times.

*	Some Group Contracts provide for automatic increases in the Face Amount of insurance when a Participant's salary increases.

*	Some Group Contracts may not allow increases at all.

*
When we receive a request to increase the Face Amount of insurance, Prudential may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential may not allow the increase.

*	An increase in the Face Amount will result in higher monthly insurance charges because the net Amount at Risk will increase.

Decreases in Face Amount

*	Some Group Contracts allow Participants to decrease the Face Amount of insurance at certain times.

*	A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

*	Some Group Contracts provide for automatic decreases in the Face Amount of insurance when a Participant’s salary decreases.

*
Some Group Contracts allow Prudential to automatically decrease the Face Amount when certain "triggering events" occur. "Triggering events" are events like reaching a certain age, retiring, or having a Certificate in effect for a certain number of years.

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Generally, Prudential will make the automatic decrease at the later of retirement, and the tenth Certificate Anniversary. We will calculate the amount of the reduction at the end of the first Business Day on or after the triggering event or receipt of your instructions to decrease the Face Amount. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

When your Face Amount of insurance changes - whether it increases or decreases - the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. When we identify such a situation, we generally will notify you and ask whether you want us to process the Face Amount of insurance change. When you respond to this notification, we will process the change as you have requested in your response. Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future. See the Taxes section.  You should consult your tax adviser before you change the Face Amount of your insurance.

SURRENDER AND WITHDRAWALS

Surrender of a Certificate

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, all insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the end of the Business Day on which we receive your request form in Good Order.

We will pay the proceeds as described in the When Proceeds Are Paid section. Under certain Group Contracts, Prudential may charge a transaction charge for the surrender of up to the lesser of $20 and 2% of the amount that you receive. If you redeem units from your Certificate Fund that you just purchased and paid for by check or ACH (Automatic Clearing House) transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See the Taxes section.

Cash Surrender Value

The Cash Surrender Value of your Certificate is equal to your Certificate Fund minus any Certificate Debt, outstanding charges, and any transaction charge that may apply. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account.  See the Loans section.

The Cash Surrender Value will change daily to reflect:

*	Net Premiums;

*	Withdrawals;

*	Increases or decreases in the value of the Funds you selected;

*	Interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

*	Interest accrued on any loan;

*	The daily asset charge for mortality and expense risks assessed against the variable investment options; and

*	Monthly charges that Prudential deducts from your Certificate Fund.

If you ask, we (or our designee) will tell you the amount of the Cash Surrender Value of your Certificate. Prudential does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to be zero.

Withdrawals

While your Certificate is in effect, you may withdraw part of your Certificate's Cash Surrender Value (“Withdrawal”). We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

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Withdrawals will be effective as of the end of the Business Day on which we receive your request form in Good Order. We will pay you the amount withdrawn as described in the When Proceeds Are Paid section. If you redeem units from your Certificate Fund that were recently purchased by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

Some Group Contracts may impose a transaction charge for each withdrawal. The charge can be up to the lesser of $20 and 2% of the amount you withdraw. We will deduct the transaction charge from the amount you withdraw. Some Group Contracts may have a limit on the number of withdrawals you can make in a year.  A withdrawal will decrease the amount of the Death Benefit.

You may not repay any amount that you withdraw, although you generally may make additional premium payments.  Withdrawals may have tax consequences. See the Taxes section.

Payment of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Prudential on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

LOANS

You may borrow up to the maximum Loan Value of your Certificate Fund. The maximum Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

Under certain Group Contracts, Prudential may make a charge of up to $20 for each loan. The charge will be added to the principal amount of your loan.

The minimum amount that you can borrow at any one time is $200. You cannot take a loan if the Certificate Debt exceeds the Maximum Loan Value. Prudential will pay loan proceeds as described in the When Proceeds Are Paid section.

Interest charged on the loan accrues daily at a rate that Prudential sets each year.  Interest payments are due the day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When you take a loan from your Certificate Fund, here's what happens:

*	We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

*	We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

*
We will generally credit interest on the amount in the Loan Account at an effective annual rate that may be up to 2% less than the rate Prudential charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund. When you send us a payment, you should tell us whether the payment is intended as a premium payment or as a loan repayment. If you do not indicate whether it is a premium or loan repayment, we will assume it is a loan repayment.

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If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund. A withdrawal may have tax consequences. See the Withdrawals section and the Taxes section.

A loan will not cause your Certificate to lapse. However, your loan plus accrued interest (together, these are called "Certificate Debt") may not equal or exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges and your coverage will end. See the Lapse section below.

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the Taxes section.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be.  The effect could be favorable or unfavorable.  If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Group Contract will not increase as rapidly as they would have if no loan had been made.  If investment results are below that rate, Group Contract values will be higher than they would have been had no loan been made.

LAPSE AND REINSTATEMENT

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund balance is not enough, Prudential will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay.  We will send the notice to the last known address we have on file for you.  This payment must be received by the end of the grace period, or the Certificates will no longer have any value.  Currently the grace period is 61 days.  However, we guarantee that the grace period will be at least the later of 61 days after the Monthly Deduction Date, or 30 days after the date we mailed you the notice.  A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the Taxes section.

If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and you did not have the right to elect to continue your insurance.

To reinstate your Certificate, you must send the following items to Prudential (or our designee):

*	A written request for reinstatement;

*	Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential;

*	A premium payment that is at least enough, after deduction of any charges that apply, to pay the monthly charges for the grace period and for two more months. See the Charges and Expenses section;

*
We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability, and the period during which the suicide exclusion applies will start over again. See the Suicide Exclusion and Incontestability sections.  When the original Certificate lapsed, we would have required you to pay off any outstanding Certificate Debt. We will not allow you to continue the loan under the reinstated Certificate.

Currently, we do not charge for a reinstatement. But, we reserve the right to charge for reinstatements in the future.  Reinstatement of your Certificate does not reverse or eliminate tax reporting related to a lapse with an outstanding loan.

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TAXES

This summary provides general information on federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance and Investor Control

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses or Statements of Additional Information.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

*	You will not be taxed on the growth of the Funds in the Certificate Fund, unless you receive a distribution from the Certificate Fund, and

*	The Certificate's Death Benefit will be income tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question.  Accordingly, because of these uncertainties, we reserve the right to make changes--which will be applied uniformly to all Participants after advance written notice--that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance.

Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Prudential, to be considered the owner of the underlying assets.  Because of this uncertainty, Prudential reserves the right to make such changes as it deems necessary to assure that the Certificate qualifies as life insurance for tax purposes.  Any such changes will apply uniformly to affected Participants and will be made with such notice to affected Participants as is feasible under the circumstances.

In order to meet the definition of life insurance rules for federal income tax purposes, the Certificate must satisfy one of the two following tests:  (1) Cash Value Accumulation Test or (2) Guideline Premium Test.  At issue of the Group Contract, the Group Contract owner chooses which of these two tests will apply to Certificates within the group plan.  This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Certificate must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Certificate qualifies as life insurance, the Certificate's Death Benefit may increase as the Certificate Fund value increases.  The Death Benefit, at all times, must be at least equal to the Certificate Fund multiplied by the applicable attained age factor.  For Certificates under a Group Contract using the Cash Value Accumulation Test, the Death Benefit will be adjusted using the first method under “Adjustment In the Death Benefit.”  See the Death Benefits section.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Certificate in relation to the Death Benefit.  In addition, there is a minimum ratio of Death Benefit to cash value associated with this test.  This ratio, however, is less than the required ratio under the Cash Value Accumulation Test.  Therefore, the Death Benefit required under this test is generally lower than that of the Cash Value Accumulation Test.  For Certificates under a Group Contract using the Guideline Premium Test, the Death Benefit will be adjusted using the first method under “Adjustment In the Death Benefit.”  See the Death Benefits section.

Pre-Death Distributions

The tax treatment of any distribution you receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

Certificates Not Classified As Modified Endowment Contracts

*
If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service ("IRS").  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

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*
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

*	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

*	Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

*
The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or an additional benefit is added or removed).  You should first consult a tax adviser if you are contemplating any of these steps.

*
If the Certificate is classified as a Modified Endowment Contract, then amounts you receive under the Certificate before the Covered Person's death, including loans and withdrawals, are included in income to the extent that the Certificate Fund before surrender charges exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way.

*
These rules also apply to loans, withdrawals, premium refunds which are not reinvested, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

*
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.

*	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.

Treatment as Group Term Life Insurance

In most cases, employee-pay-all coverage under the Group Contract will not qualify as group term life insurance under the Internal Revenue Code, or be deemed to be part of a group term insurance plan. The Certificate will therefore be treated the same as any individually purchased life insurance policy for tax purposes. However, if the coverage does qualify as group term life insurance, there may be income tax consequences for you. This situation may occur when some members of the group are charged a rate for coverage that is higher than rates provided in IRS regulations while others in the group are charged a rate for coverage that is lower than rates provided in IRS regulations.  In such circumstance, the IRS may consider amounts to be includible in the gross income of one or more employees whose actual rates charged for coverage for the employee’s age group are less than the rates provided in the IRS regulations for determining imputed income for group term life insurance.  Also, under certain circumstances, depending on the structure of the arrangement under which the Group Contract is held, a portion of the coverage under the Group Contract may qualify as group term life insurance and, in addition, Participants may be taxed on certain increases in cash values under an IRS-prescribed formula.

Withholding

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

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Other Tax Considerations

If you transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the Covered Person, if different, dies.

The earnings of the Account are taxed as part of Prudential's operations. The Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

Federal Income Tax Status of Amounts Received Under The Certificate

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the Death Benefit is fixed instead of variable). Here's what that means:

*	First, the Death Benefit is generally not included in the gross income of the beneficiary;

*	Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains;

*
Third, surrenders and withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income. The taxable portion of the distribution is taxed as ordinary income. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distributions section.

*
Fourth, loans are not generally treated as distributions. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distribution section.  If your Certificate lapses or otherwise terminates prior to death of the Insured, the outstanding Certificate Debt will be considered an amount received for purposes of determining the taxable portion of the transaction.

You should consult your tax adviser for guidance on your specific situation.

Company Taxes

We will pay company income taxes on the taxable corporate earnings created by this separate account product.  While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Group Contract.  We will periodically review the issue of charging for these taxes and may impose a charge in the future.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law.  These benefits reduce our overall corporate income tax liability.  Under current law, such benefits may include foreign tax credits and corporate dividend received deductions.  We do not pass these tax benefits through to holders of the separate account group variable life insurance contracts because (i) the Group Contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Group Contract.  We reserve the right to change these tax practices.

DISTRIBUTION AND COMPENSATION

Prudential Investment Management Services LLC (“PIMS”) acts as the principal underwriter of the Group Contracts and Certificates.  PIMS is an indirect wholly-owned subsidiary of Prudential Financial.

PIMS, organized in 1996 under Delaware law, is registered as a broker/dealer under federal securities laws.  PIMS is also a registered member of the Financial Industry Regulatory Authority, Inc. (FINRA).  PIMS’ principal business address is Three Gateway Center, 14th Floor, Newark, NJ 07102-4077.  PIMS also acts as principal underwriter with respect to the securities of other Prudential Financial investment companies.

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The Group Contracts and Certificates are sold through broker/dealers authorized by PIMS and applicable law to do so.  These broker/dealers may be affiliated with Prudential and PIMS.  The Group Contracts and Certificates are offered on a continuous basis.

Compensation (commissions, overrides and any expense reimbursement allowance) is paid to such broker/dealers according to one or more schedules.  The individual registered representatives will receive a portion of the compensation, depending on the practice of the broker/dealer firm. We may also provide compensation for providing ongoing service in relation to the Group Contract. In addition, we or PIMS may enter into compensation arrangements with certain broker/dealer firms or branches of such firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws, and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Group Contract than for selling a different group product that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you.

The maximum amount Prudential will pay to the broker/dealer for group sponsored programs implemented before February 22, 2010 to cover both the registered representative’s commission and other distribution expenses will not exceed 15% of the premium payments over the term of the premium rate guaranteed period.  Commissions to broker/dealers will not exceed 20% of the required premium for each certificate year for group sponsored programs implemented on or after February 22, 2010.  In addition, supplemental compensation may be payable to the broker/dealer.  Under Prudential's Supplemental Commission Program, the amount payable as supplemental compensation may range from 0% to 7% of premium.  The Supplemental Commission Program is comprised of four levels.  The level is determined based on (1) aggregate annualized due premium on eligible cases on the qualification date; (2) the number of eligible cases inforce on the qualification date; (3) the eligible new business premium with an effective date during the qualification period; and (4) the number of eligible new business Coverage Counts sold with effective dates during the qualification period.  The level is set by Prudential at the beginning of the qualification period and it will remain unchanged for the duration of the Supplemental Commission Program qualification period.  While the Group Variable Universal Life required premium is included in the program, investment premium in the Certificate Fund is not.

Prudential may require the registered representative to return all of the first year commission if the Group Contract is not continued through the first year.  The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract.  In total, they will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Additional compensation of up to 1% of Certificate Fund value net of loans, may also be payable each year. We may also compensate other registered representatives of Prudential for referrals and other consultants for services rendered, as allowed by law.  The amounts paid to PIMS for its services as principal underwriter for the calendar years ended December 31, 2010 , December 31, 2009 and December 31, 2008 were $0, $0, and $0, respectively.  Finally, registered representatives who meet certain productivity, profitability and persistency standards with regard to the sale of the Group Contract may be eligible for additional bonus compensation from Prudential.

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in federal securities laws).  But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in federal securities laws.  Either party may terminate the agreement at any time if the party gives 60 days’ written notice to the other party.

Sales expenses in any year are not necessarily equal to the sales charge in that year.  Prudential may not recover its total sales expenses for some or all Group Contracts over the periods the Certificates for such Group Contracts are in effect.  To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential’s surplus, which may include amounts derived from the mortality and expense risk charge and the monthly cost of insurance charge.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units. As of December 31, 2010 , we are not aware of any firms (or their broker/dealers) that received payment or accrued a payment amount with respect to variable product business during 2010 .

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LEGAL PROCEEDINGS

Prudential is subject to legal and regulatory actions in the ordinary course of its businesses, including class action lawsuits.  Prudential’s pending legal and regulatory actions include proceedings specific to it and proceedings generally applicable to business practices in the industries in which it operates, including in both cases businesses that have either been divested or placed in wind-down status.  In its insurance operations, Prudential is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In its investment-related operations, Prudential is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that Prudential made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. Prudential is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Prudential and its businesses and products. In addition, Prudential, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Prudential’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages.  The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

In January 2011, a purported state-wide class action, Garcia v. The Prudential Insurance Company of America was dismissed by the Second Judicial District Court, Washoe County, Nevada.  The complaint is brought on behalf of Nevada beneficiaries of life insurance policies sold by Prudential for which, unless the beneficiaries elected another settlement method, death benefits were placed in retained asset accounts that earn interest and are subject to withdrawal in whole or in part at any time by the beneficiaries.  The complaint alleges that by failing to disclose material information about the accounts, Prudential wrongfully delayed payment and improperly retained undisclosed profits, and seeks damages, injunctive relief, attorneys’ fees and prejudgment and post-judgment interest. In February 2011, plaintiff appealed the dismissal.  As previously reported, in December 2009, an earlier purported nationwide class action raising substantially similar allegations brought by the same plaintiff in the United States District Court for the District of New Jersey, Garcia v. Prudential Insurance Company of America, was dismissed.  In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in the Circuit Court of the First Judicial Circuit, Williamson County, Illinois.  The complaint makes allegations under Illinois law, substantially similar to the Garcia cases, on behalf of a class of Illinois residents whose death benefits were settled by retained assets accounts.  In January 2011, the case was removed to the United States District Court for the Southern District of Illinois.  In July 2010, a purported nationwide class action that makes allegations similar to those in the Garcia and Phillips actions relating to retained asset accounts of beneficiaries of a group life insurance contract owned by the United States Department of Veterans Affairs (“VA Contract”) that covers the lives of members and veterans of the U.S. armed forces, Lucey et al. v. Prudential Insurance Company of America, was filed in the United States District Court for the District of Massachusetts.  The complaint challenges the use of retained asset accounts to settle death benefit claims, asserting violations of federal and state law, breach of contract and fraud and seeking compensatory and treble damages and equitable relief.  In October 2010, Prudential filed a motion to dismiss the complaint.  In November 2010, a second purported nationwide class action brought on behalf of the same beneficiaries of the VA Contract, Phillips v. Prudential Insurance Company of America and Prudential Financial, Inc., was filed in the United States District Court for the District of New Jersey, and makes substantially the same claims.  In November and December 2010, two additional actions brought on behalf of the same putative class, alleging substantially the same claims and the same relief, Garrett v. The Prudential Insurance Company of America and Prudential Financial, Inc. and Witt v. The Prudential Insurance Company of America were filed in the United States District Court for the District of New Jersey. In February 2011, Phillips, Garrett and Witt were transferred to the United States District Court for the Western District of Massachusetts by the Judicial Panel for Multi-District Litigation. In September 2010, Huffman v. The Prudential Insurance Company, a purported nationwide class action brought on behalf of beneficiaries of group life insurance contracts owned by ERISA-governed employee welfare benefit plans was filed in the United States District Court for the Eastern District of Pennsylvania, alleging that using retained asset accounts in employee welfare benefit plans to settle death benefit claims violates ERISA and seeking injunctive relief and disgorgement of profits.  Prudential has moved to dismiss the complaint.  In July 2010, Prudential, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to the use of retained asset accounts.  In August 2010, Prudential received a similar request for information from the State of Connecticut Attorney General’s Office.  Prudential is cooperating with these

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investigations.  Prudential has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts.  These matters may result in additional investigations, information requests, claims, hearings, litigation and adverse publicity.

In June 2009, special bankruptcy counsel for Lehman Brothers Holdings Inc. (“LBHI”), Lehman Brothers Special Financing ("LBSF") and certain of their affiliates made a demand of Prudential Global Funding LLC ("PGF"), a subsidiary of Prudential, for the return of a portion of the $550 million in collateral delivered by LBSF to PGF pursuant to swap agreements and a cross margining and netting agreement between PGF, LBSF and Lehman Brothers Finance S.A. a/k/a Lehman Brothers Finance AG ("Lehman Switzerland"), a Swiss affiliate that is subject to insolvency proceedings in the United States and Switzerland. LBSF claims that PGF wrongfully applied the collateral to Lehman Switzerland’s obligations in violation of the automatic stay in LBSF’s bankruptcy case, which is jointly administered under In re Lehman Brothers Holdings Inc. in the United States Bankruptcy Court in the Southern District of New York (the “Lehman Chapter 11 Cases”).  In August 2009, PGF filed a declaratory judgment action in the same court against LBSF, Lehman Switzerland and LBHI (as guarantor of LBSF and Lehman Switzerland under the swap agreements) seeking an order that (a) PGF had an effective lien on the collateral that secured the obligations of both LBSF ($197 million) and Lehman Switzerland ($488 million) and properly foreclosed on the collateral leaving PGF with an unsecured $135 million claim against LBSF (and LBHI as guarantor) or, in the alternative, (b) PGF was entitled, under the Bankruptcy Code, to set off amounts owed by Lehman Switzerland against the collateral and the automatic stay was inapplicable.  The declaratory judgment action is captioned Prudential Global Funding LLC v. Lehman Brothers Holdings Inc., et al.  In addition, PGF filed timely claims against LBSF and LBHI in the Lehman Chapter 11 Cases for any amounts due under the swap agreements, depending on the results of the declaratory judgment action.  In October 2009, LBSF and LBHI answered in the declaratory judgment action and asserted counterclaims that PGF breached the swap agreement, seeking a declaratory judgment that PGF had a perfected lien on only $178 million of the collateral that could be applied only to amounts owed by LBSF and no right of set off against Lehman Switzerland's obligations, as well as the return of collateral in the amount of $372 million plus interest and the disallowance of PGF's claims against LBSF and LBHI.  LBSF and LBHI also asserted cross-claims against Lehman Switzerland seeking return of the collateral.  In December 2009, PGF filed a motion for judgment on the pleadings to resolve the matter in its favor.  In February 2010, LBSF and LBHI cross-moved for judgment on the pleadings.

In April 2009, a purported nationwide class action, Schultz v. The Prudential Insurance Company of America, was filed in the United States District Court for the Northern District of Illinois.  In January 2010, the court dismissed the complaint without prejudice.  In February 2010, plaintiff sought leave to amend the complaint to add another plaintiff and to name the ERISA welfare plans in which they were participants individually and as representatives of a purported defendant class of ERISA welfare plans for which Prudential offset benefits.  The proposed amended complaint alleged that Prudential and the welfare plans violated ERISA by offsetting family Social Security benefits against Prudential contract benefits and seeks a declaratory judgment that the offsets are unlawful as they are not “loss of time” benefits and recovery of the amounts by which the challenged offsets reduced the disability payments.  In August 2010, the court denied leave to amend as to Prudential and plaintiffs subsequently filed a third amended complaint asserting claims on behalf of a purported nationwide class against a purported defendant class of ERISA welfare plans for which Prudential offset family Social Security benefits.  The action, now captioned Schultz v. Aviall, Inc. Long Term Disability Plan, asserts the same ERISA violations. In December 2010, an action alleging substantially similar ERISA violations as in the Schultz action, Koehn v. Fireman's Fund Insurance Company Long Term Disability Plan, was filed in the United States District Court for the Northern District of California.  The Koehn complaint, naming only the plan as defendant,  asserts that the defendant plan's long term disability benefits are insured by Prudential and that the terms of the plan were violated by offsetting family Social Security benefits against Prudential contract benefits.  Prudential is indemnifying the defendant plans in both Schultz and Koehn.

From November 2002 to March 2005, eleven separate complaints were filed against Prudential Financial, Inc. (“PFI”), Prudential and the law firm of Leeds Morelli & Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential, over 350 claimants who are current and former employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants.  In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration.  In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated.  In March 2007, the court granted plaintiffs’ motion to amend the complaint to add over 200 additional plaintiffs, and a claim under the New Jersey discrimination law, but denied without prejudice plaintiffs’ motion for a joint trial on liability issues.  In June 2007, PFI and Prudential moved to dismiss the complaint.  In November 2007, the court granted the motion, in part, and dismissed the commercial bribery and conspiracy to commit malpractice claims, and denied the motion with respect to other claims.  In January 2008, plaintiffs filed a demand pursuant to New Jersey law stating that they were seeking damages in the amount of $6.5 billion.  In February 2010,

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the New Jersey Supreme Court assigned the cases for centralized case management to the Superior Court, Bergen County.  Prudential participated in a court-ordered mediation that has resulted in a settlement in principle.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law.  The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees.  In March 2008, the court conditionally certified a nationwide class on the federal overtime claim.  Separately, in March 2008, a purported nationwide class action lawsuit was filed in the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, claiming that Prudential failed to pay its agents overtime and provide other benefits in violation of California and federal law and seeking compensatory and punitive damages in unspecified amounts.  In September 2008, Wang was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter.  Subsequent amendments to the complaint have resulted in additional allegations involving purported violations of an additional nine states’ overtime and wage payment laws.  In February 2010, Prudential moved to decertify the federal overtime class that had been conditionally certified in March 2008, and moved for summary judgment on the federal overtime claims of the named plaintiffs.  In July 2010, plaintiffs filed a motion for class certification of the state law claims.  In August 2010, the district court granted Prudential’s motion for summary judgment, dismissing the federal overtime claims.  The motion for class certification of the state law claims is pending.

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”).  This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager.    Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above.  Prudential’s consolidated financial statements, and the results of the Retirement segment included in Prudential’s U.S. Retirement Solutions and Investment Management Division, for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs.  In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA.  In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law.  In February 2010, State Street reached a settlement with the SEC over charges that it misled investors about their exposure to subprime investments, resulting in significant investor losses in mid-2007.  Under the settlement, State Street paid approximately $313 million in disgorgement, pre-judgment interest, penalty and compensation into a Fair Fund that was distributed to injured investors and consequently, State Street paid PRIAC, for deposit into its separate accounts, approximately $52.5 million.   By the terms of the settlement, State Street’s payment to PRIAC does not resolve any claims PRIAC has against State Street or SSgA in connection with the losses in the investment funds SSgA managed, and the penalty component of State Street’s SEC settlement (approximately $8.4 million) cannot be used to offset or reduce compensatory damages in the action against State Street and SSgA.  In June 2010, PRIAC moved for partial summary judgment on State Street’s counterclaims.  At the same time, State Street moved for summary judgment on PRIAC’s complaint.

Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted.  It is possible that results of operations or cash flow of Prudential in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on its financial position.  Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification is not likely to have a material adverse effect on Prudential’s financial position.

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FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.  The financial statements of the Account and the consolidated financial statements of Prudential are made available in the Statement of Additional Information to this prospectus.

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ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus.  This prospectus does not include all the information set forth in the registration statement.  Certain portions have been omitted pursuant to the rules and regulations of the SEC.  The omitted information may, however, be obtained from the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.

You may contact the Depositor for further information at the address and telephone number inside the front cover of this prospectus.  For service or questions on your Certificate, please contact our service office at the phone number on the back cover, or the address shown in the section titled Definitions of Special Terms Used in This Prospectus.

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DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

Account - The Account is a variable contract account, also known as a separate account, that is identified as the Prudential Variable Contract Account GI-2. The Account is divided into subaccounts. Each variable investment option is a subaccount of the Account. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each subaccount are segregated from the assets of each other subaccount.

Attained Age - Your age as defined by the Group Contract.

Business Day - A day on which the New York Stock Exchange is open for trading.

Cash Surrender Value - The amount you receive upon surrender of the Certificate.  The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt any transaction charge and any other outstanding charge.

Certificate - A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

Certificate Anniversary - The same date each year as the Certificate Date.

Certificate Date - The effective date of coverage under a Certificate.

Certificate Debt - The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

Certificate Fund - The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

Certificate Year - The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

Continued Coverage - Under some Group Contracts, You may continue your insurance coverage even if you are no longer an Eligible Group Member. This type of insurance coverage is called Continued Coverage.  Cost of insurance rates and charges may increase under a Continued Coverage Certificate since the Covered Person under a Continued Coverage certificate may no longer be considered to be a member of the Group Contract Holder's group for purposes of determining those rates and charges.

Contract Anniversary - The same date each year as the Contract Date.

Contract Date - The date on which the Group Contract is issued.

Covered Person - The person whose life is insured under the Group Contract. The Covered Person is generally the Participant. Some Group Contracts may permit a Participant to apply for insurance under a second Certificate naming the Participant's spouse as the Covered Person.

Death Benefit - The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).

Eligible Group Members - The persons specified in the Group Contract as eligible to apply for insurance protection under the Group Contract.

Experience Credit - A refund that Prudential may provide under certain Group Contracts based on favorable experience.

Face Amount - The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

Fixed Account - An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate we declare periodically.

Funds - A Fund is a portfolio of a series mutual fund. Each of these mutual funds is an open-end management investment company registered under the Investment Company Act of 1940. The shares of such Fund are purchased only by insurance company separate accounts, such as the Account, and qualified plans, and are not available on a retail basis. Each variable investment option buys shares of one specific Fund.

Group Contract - A Group Variable Universal Life insurance contract that Prudential issues to the Group Contract Holder. The term Group Contract also includes a participating employer's participation in a multi-employer trust.

Group Contract Holder - The employer, association, sponsoring organization or trust that is issued a Group Contract. In the case of such a group that joins a multiple employer trust, that group exercises the rights accorded to a Group Contract Holder as described throughout this prospectus and in the trust participation agreement.

Guideline Annual Premium - A level annual premium that would be payable throughout the duration of a Certificate to fund the future benefits if the Certificate were a fixed premium contract, based on certain assumptions set forth in a rule of the SEC. Upon request, Prudential will advise you of the Guideline Annual Premium under the Certificate.

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Issue Age - The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

Loan Account - An account within Prudential's general account to which we transfer from the Account and/or the Fixed Account an amount equal to the amount of any loan.

Loan Value - The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

Modified Endowment Contract - A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions (such as withdrawals, loans or assignments) from a Modified Endowment Contract.  Regardless of classification as a Modified Endowment Contract cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the Taxes section for a more complete description of the Modified Endowment Contract rules.

Monthly Deduction Date - Generally, the Contract Date and the first day of each succeeding month, except that whenever the Monthly Deduction Date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day. Some Group Contracts may define Monthly Deduction Date slightly differently, in which case a supplement to this prospectus will define Monthly Deduction Date.

Net Amount at Risk - The amount by which your Certificate’s Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

Net Premium - Your premium payment minus any charges for taxes attributable to premiums, any processing fee, and any sales charge. Net Premiums are the amounts that we allocate to the Account and/or the Fixed Account.

Paid-Up Coverage - This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. The Certificate's Cash Surrender Value is used for Paid-Up Coverage and no additional premium payment is required.

Participant - An Eligible Group Member or "applicant owner" under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to Participants as "you" in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

Payment Office - The address on your bill to which you are directed to send loan payments, premium payments, and payments to bring your Certificate out of default.

Series Fund - The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

Service Office - The mailing address of our Service Office is: Group Life Services, PO Box 8769,  Philadelphia, PA 19176.

Subaccount - A division of the Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

The Prudential Insurance Company of America - Prudential, us, we, our.  The company offering the Contract.

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To Learn More About Prudential Group Variable Universal Life

To learn more about the Group variable universal life Contract, you can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2011 .  See the Table of Contents of the SAI below.

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The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-01031.  The SAI contains additional information about the Prudential Variable Contract Account GI-2.  All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090.  The SEC also maintains a Web site (http://www.sec.gov) that contains the Prudential Group Variable Universal Life SAI, material incorporated by reference, and other information about the Prudential Insurance Company of America.  Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-562-9874 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information or other documents.

Group Variable Universal Life (Contract Series: 89759) is underwritten by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102, and is offered through Prudential Investment Management Services LLC, a registered broker-dealer.  Prudential Investment Management Services LLC is a wholly-owned subsidiary of Prudential Financial, Inc.

Investment Company Act of 1940: Registration No.:  811-07545

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Supplement Dated May 1, 2011
to Prospectus Dated May 1, 2011
for Group Variable Universal Life Insurance

This document is a supplement to the prospectus dated May 1, 2011 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that Prudential offers to you.  This supplement is not a complete prospectus, and must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the Group Contract and Certificates.  In this supplement, we describe the Funds that are available to you under the Group Contract and Certificates.

Page
Total Annual Fund Operation Expenses	2
The Funds	2
AIM Variable Insurance Funds (INVESCO Variable Insurance Funds)	2
AllianceBernstein Variable Products Series Fund, Inc.	3
American Century Variable Portfolios, Inc.	4
Dreyfus Variable Investment Funds	4
DWS VARIABLE SERIES II	5
Franklin® Templeton® Variable Insurance Products Trust	6
Janus Aspen Series	6
J.P. Morgan Insurance Trust	7
Lazard Retirement Series, Inc.	9
MFS® Variable Insurance Trustsm	10
Neuberger Berman Advisers Management Trust	10
PIMCO Variable Insurance Trust	11
T. Rowe Price	12
The Prudential Series Fund	12

The following table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Funds.  More detail concerning each Fund’s fees and expenses as well as objective and investment strategy is contained in this document and in the prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.38%	2.64%

The Funds

Set out below is a list of each Fund in which the Separate Account may currently invest.  Also included are each Fund’s investment objective and principal strategies, investment management fees and other expenses, and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

AIM Variable Insurance Funds (INVESCO Variable Insurance Funds)
(Series I Shares)

Invesco V.I. Core Equity Fund:  The Fund’s investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in equity securities.

Invesco V.I. Government Securities Fund:  The Fund’s investment objective is total return, comprised of current income and capital appreciation.  The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in debt securities issued, guaranteed or otherwise backed by the U.S. Government or its agencies and instrumentalities.

Invesco V.I. International Growth Fund:  The Fund’s investment objective is long-term growth of capital.  The Fund’s invests primarily in a diversified portfolio of international equity securities whose issuers are considered by the Fund’s portfolio managers to have strong earning growth.

Invesco V.I. Small Cap Equity Fund: The Fund’s investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes), in equity securities of small-capitalization issuers.

Invesco V.I. Utilities Fund: The Fund’s investment objective is long-term growth of capital.  The Fund invests, under normal circumstance, at least 80% of net assets (plus borrowing for investment purposes) in securities of issuers engaged primarily in utilities-related industries.

Invesco Advisers, Inc. serves as the investment adviser of each of the above-mentioned Funds.

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AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series I Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses(1)	12b-1 Fees	Total Expenses
Invesco V.I. Core Equity (2)	0.61%	0.28%	--	--	0.89%
Invesco V.I. Government Securities Fund (3)	0.46%	0.30%	--	--	0.76%1
Invesco V.I. International Growth Fund (2)	0.71%	0.33%	--	--	1.04%
Invesco V.I. Small Cap Equity Fund (4)	0.75%	0.32%	--	--	1.07%
Invesco V.I. Utilities Fund (5)	0.60%	0.44%	0.01%	--	1.04%

1.	“Total Expenses” have been restated and reflect the reorganization of one or more affiliated investment companies into the Fund.
2.
Invesco Advisers, Inc. (Invesco or Adviser) has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets.  In determining the Adviser's  obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes;  (3) dividend expense on short sales; (4) extraordinary or non-routine  items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to terminate the fee waiver agreement, it will terminate on April 30, 2012.

3.
Invesco Advisers, Inc. (Invesco or Adviser) has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed below) of Series I shares to 0.60% of average daily net assets. In determining the Adviser's  obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes;  (3) dividend expense on short sales; (4) extraordinary or non-routine  items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustee sand Invesco mutually agree to terminate the fee waiver agreement, it will terminate on June 30, 2012.

4.
Invesco Advisers, Inc. (Invesco or Adviser) has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed below) of Series I shares to 1.15% of average daily net assets. In determining the Adviser's  obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes;  (3) dividend expense on short sales; (4) extraordinary or non-routine  items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to terminate the fee waiver agreement, it will terminate on April 30, 2012.

5.
Invesco Advisers, Inc. (Invesco or Adviser) has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed below) of Series I shares to 0.93% of average daily net assets. In determining the Adviser's  obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes;  (3) dividend expense on short sales; (4) extraordinary or non-routine  items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustee sand Invesco mutually agree to terminate the fee waiver agreement, it will terminate on April 30, 2012

AllianceBernstein Variable Products Series Fund, Inc.
(Class A Shares)

AllianceBernstein VPS International Growth Portfolio: The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies within various market sectors selected by the Adviser for their growth potential.  The Adviser’s International Growth Portfolio Oversight Group, in consultation with the senior sector analysts, is responsible for the construction of the portfolio.  The senior sector analysts and the Portfolio Oversight Group allocate the Portfolio’s investments among the selected market sectors based on the fundamental company research conducted by the Adviser’s large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations.

3

AllianceBernstein VPS Real Estate Investment Portfolio:  The Portfolio’s investment objective is total return from long-term growth of capital and income.  Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies.  The Portfolio invests in real estate companies that the Adviser believes have strong property fundamentals and management teams.  The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

AllianceBernstein L.P. ("the Adviser") is the investment adviser to each of the above-mentioned funds.

AllianceBernstein Variable Products Series Fund, Inc. (Class A Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
AllianceBernstein VPS International Growth Portfolio	0.75%	0.18%	--	--	0.93%
AllianceBernstein VPS Real Estate Investment Portfolio	0.55%	0.32%	--	--	0.87%

American Century Variable Portfolios, Inc.
(Class I Shares)

VP Balanced Fund:  The fund seeks long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.

VP International Fund:  The fund seeks capital growth.

VP Value Fund:  The fund seeks long-term capital growth. Income is a secondary objective.

American Century Investment Management, Inc. ("ACIM") is the investment adviser to each of the above-mentioned portfolios.

American Century Variable Portfolios, Inc. (Class I Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
VP Balanced Portfolio	0.90%	0.02%	--	--	0.92%
VP International Portfolio	1.40%	0.01%	--	--	1.41%
VP Value	0.97%	0.01%	--	--	0.98%

Dreyfus Variable Investment Funds
(Initial Shares)

Dreyfus Variable Investment Funds (“Dreyfus VIF”)

Dreyfus VIF - International Equity Portfolio:  The fund seeks capital growth. The fund normally invests at least 80% of its assets in common stocks or securities convertible into common stocks of foreign companies and depositary receipts evidencing ownership in such securities. At least 75% of the fund’s net assets will be invested in countries represented in the Morgan Stanley Capital International Europe, Australasia and the Far East (MSCI EAFE®) Index. The core of the investment philosophy of Newton Capital Management Limited (Newton), an affiliate of Dreyfus and the fund’s sub-investment adviser, is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context. Newton believes that a global comparison of companies is the most effective method of stock analysis researching investment opportunities by global sector rather than by region. The process begins by identifying a core list of investment themes that Newton believes will positively affect certain sectors or industries and cause stocks within these sectors or industries to outperform others. Newton then identifies specific companies using investment themes to help focus on areas where thematic and strategic research indicates superior returns are likely to be achieved.

4

The Dreyfus Corporation ("Dreyfus") is the investment adviser to each of the above-mentioned portfolio. The principal distributor of the portfolio is "MBSC Securities Corporation" ("MBSC"). Dreyfus' and DSC's principal business address is 200 Park Avenue, New York, New York 10166. The sub-adviser for the International Equity Portfolio is Newton Capital Management, Ltd.

The Dreyfus Corporation (Initial Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
Dreyfus Variable Investment Funds
Dreyfus VIF - International Equity	0.75%	0.31%	--	--	1.06%

DWS VARIABLE SERIES II
(Class A Shares)

DWS Dreman Small Mid Cap Value VIP:  The fund seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies.

DWS Government & Agency Securities VIP:  The fund seeks high current income consistent with preservation of capital.  Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities.

DWS High Income VIP:  The fund seeks to provide a high level of current income.  Under normal circumstances, the fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below).  The fund may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

DWS Strategic Income VIP:  The fund seeks a high current return.  Under normal circumstances, the fund invests mainly in bonds issued by both US and foreign corporations and governments. The credit quality of the fund’s investments may vary; the fund may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest up to 50% of total assets in foreign bonds. The fund may also invest in emerging markets securities and dividend-paying common stocks.

The investment advisor of the funds is Deutsche Investment Management Americas Inc. (“Deutsche”). Dreman Value Management L.L.C. (“Dreman”) is the subadvisor to the DWS Dreman Small Mid Cap Value VIP.  QS Investors, LLC is the subadviser to the DWS Strategic Income VIP.

DWS Variable series ii (Class A Shares)
Fund Name	Investment Management Fees1	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
DWS Dreman Small Mid Cap Value VIP	0.65%	0.17%	0.05%	--	0.87%
DWS Government & Agency Securities VIP	0.45%	0.19%	--	--	0.64%
DWS High Income VIP	0.50%	0.22%	--	--	0.72%
DWS Strategic Income VIP1	0.55%	0.40%	--	--	0.95%

1.
Through September 30, 2011, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at 0.78% for Class A Shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s board.

5

Franklin® Templeton® Variable Insurance Products Trust
(Class 2 Shares)

Franklin Large Cap Value Securities Fund:  Seeks long-term capital appreciation.  The Fund normally invests at least 80% of its net assets in investments of large capitalization companies , focusing on those the manager believes to be undervalued.

Franklin Small Cap Value Securities Fund:  Seeks long-term total return.  The Fund normally invests at least 80% of its net assets in investments of small capitalization companies.

Templeton Developing Markets Securities Fund:  Seeks long-term capital appreciation.  The Fund normally invests at least 80% of its net assets in emerging market investments.

Templeton Foreign Securities Fund:  Seeks long-term capital growth.  The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Templeton Global Bond Securities Fund:  Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.  The Fund normally invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills, and debentures.  .

Franklin Advisers, Inc. serves as the investment advisor for the Templeton Global Bond Securities Fund.  Franklin Advisory Services, LLC serves as the investment advisor for the Franklin Large Cap Value Securities Fund and the Franklin Small Cap Value Securities Fund.  Templeton Asset Management Ltd. (Asset Management) serves as the investment advisor for the Templeton Developing Markets Securities Fund.  Templeton Investment Counsel, LLC serves as the investment advisor for the Templeton Foreign Securities Fund.

Franklin® Templeton® Variable Insurance Products Trust (Class 2 Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
Franklin Large Cap Value Securities Fund1,2	0.75%	0.41%	0.01%	0.25%	1.42%
Franklin Small Cap Value Securities Fund2	0.51%	0.17%	0.01%	0.25%	0.94%
Templeton Developing Markets Securities Fund2	1.24%	0.26%	0.01%	0.25%	1.76%
Templeton Foreign Securities Fund 2	0.65%	0.14%	0.01%	0.25%	1.05%
Templeton Global Bond Securities Fund3	0.46%	0.09%	--	0.25%	0.80%

1.
The investment manager and administrator have contractually agreed to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that common annual fund operating expenses (i.e., a combination of investment management fees, fund administration fees, and other expenses, but excluding Rule 12b-1 fees and acquired fund fees and expenses) do not exceed 0.65% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2012.  This waiver is separate from the waiver related to the Sweep Money Fund.

2.
The manager and administrator have agreed in advance to reduce their fees as a result of the Fund's investment in a Franklin Templeton money market fund ("Sweep Money Fund" shown above in column “Acquired portfolio fees and expenses”). This reduction will continue until at least April 30, 2012.

3.	The fund administration fee is paid indirectly through the management fee.

Janus Aspen Series
(Institutional Shares)

Enterprise Portfolio:  Seeks long-term growth of capital. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

6

Janus Portfolio: Seeks long-term growth of capital. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio may invest in companies of any size, it generally invests in larger, more established companies. The Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

Overseas Portfolio: Seeks long-term growth of capital.  The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets. The Portfolio may invest in foreign debt securities.

Worldwide Portfolio:  Seeks long-term growth of capital.  The Portfolio pursues its investment objective by investing primarily in equity securities, which include, but are not limited to, common stocks, preferred stocks, and depositary receipts of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. The Portfolio may also invest in foreign equity and debt securities..

Janus Capital Management LLC ("Janus Capital") serves as the investment adviser.  Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned portfolios.

Janus Aspen Series (Institutional Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses1	12b-1 Fees	Total Expenses
Enterprise Portfolio	0.64%	0.04%	--	--	0.68%
Janus Portfolio	0.64%	0.06%	--	--	0.70%
Overseas Portfolio	0.64%	0.04%	--	--	0.68%
Worldwide Portfolio	0.59%	0.06%	--	--	0.65%

1.
The Portfolio’s “ratio of gross expenses to average net assets” appearing in the Financial Highlights table does not include Acquired Fund Fees and Expenses. “Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. Amounts less than 0.01% are included in Other Expenses.

J.P. Morgan Insurance Trust
(Class I Shares)

JPMorgan Insurance Trust Core Bond Portfolio:  Seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.   The Portfolio’s average weighted maturity will ordinarily range between four and twelve years, and it invests in investment grade intermediate and long-term debt securities. The Portfolio invests at least 80% of its Assets in bonds. Assets means net assets, plus the amount of borrowings for investment purposes.

JPMorgan Insurance Trust International Equity Portfolio:  Seeks to provide high total return from a portfolio of equity securities of foreign companies.  Total return consists of capital growth and current income. Under normal circumstances, the Portfolio invests at least 80% of the value of its assets in equity investments.   Assets means net assets, plus the amount of borrowings for investment purposes.  The Portfolio will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies.  The advisor seeks to diversify the Portfolio by investing in issuers in at least three different countries other than the United States.  However, the Portfolio may invest a substantial part of its assets in just one region or country.

JPMorgan Insurance Trust Small Cap Core Portfolio:  Seeks capital growth over the long term.  Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of small cap companies.  Assets means net assets, plus the amount of borrowings for investment purposes.  Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Index at the time of purchase.

JPMorgan Insurance Trust U.S. Equity Portfolio:  Seeks to provide high total return from a portfolio of selected equity securities.  Under normal circumstances, the Portfolio invests at least 80% of its assets in equity investments of U.S. companies. Assets means net assets, plus the amount of borrowings for investment purposes.  In implementing its strategy, the Portfolio primarily invests in common stocks of large-and mid-capitalization U.S. companies but it may also invest up to 20% of its assets in comment stocks of foreign companies, including depositary receipts.

7

JPMorgan Intrepid Mid Cap Portfolio: Seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.  Under normal circumstances, the Portfolio normally invests at least 80% of its Assets in common and preferred stocks, rights, warrants, convertible securities, and other equity securities of mid-cap companies. Assets means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap Index at the time of purchase.

J.P. Morgan Investment Management Inc. ("J.P. Morgan") serves as the investment adviser to each of the above-mentioned portfolios.

J.P. Morgan (Class 1 Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
JPMorgan Insurance Trust Core Bond Portfolio	0.40%	0.22%	--	--	0.62%1
JPMorgan Insurance Trust International Equity Portfolio	0.60%	0.53%	--	--	1.13%2
JPMorgan Insurance Trust Small Cap Core Portfolio	0.65%	0.39%	0.01%	--	1.05%3
JPMorgan Insurance Trust U.S. Equity Portfolio	0.55%	0.27%	--	--	0.82%4
JPMorgan Intrepid Mid-Cap Portfolio	0.65%	0.57%	--	--	1.22%5

1.
The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.60% of their average daily net assets.   This contract cannot be terminated prior to 5/1/12, at which time, the Service Providers will determine whether or not to renew or revise it.

2.
The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.03% of their average daily net assets.   This contract cannot be terminated prior to 5/1/12, at which time, the Service Providers will determine whether or not to renew or revise it.

3.
The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.03% of their average daily net assets.   This contract cannot be terminated prior to 5/1/12, at which time, the Service Providers will determine whether or not to renew or revise it.

4.
The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.80% of their average daily net assets.   This contract cannot be terminated prior to 5/1/12, at which time, the Service Providers will determine whether or not to renew or revise it.

5.
The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of their average daily net assets.   This contract cannot be terminated prior to 5/1/12, at which time, the Service Providers will determine whether or not to renew or revise it.

8

Lazard Retirement Series, Inc.
(Service Shares)

Lazard Retirement Emerging Markets Equity Portfolio:  The Portfolio seeks long-term capital appreciation.  The Portfolio invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging market countries and that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.  Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries.  The allocation of the Portfolio’s assets among emerging market countries may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.  However, the Portfolio is likely to focus on companies in Latin America, the Pacific Basin and Eastern Europe.

Lazard Retirement International Equity Portfolio: The Portfolio seeks long-term capital appreciation.  The Portfolio invests primarily in equity securities, principally common stocks, of relatively large non-U.S. companies with market capitalizations in the range of companies included in the Morgan Stanley Capital International (MSCI®) Europe, Australasia and Far East (EAFE®) Index (ranging from approximately $1.4 billion to $196.6 billion as of March 4, 2011) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.  In choosing stocks for the Portfolio, the Investment manager looks for established companies in economically developed countries.  The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment.  Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio:  The Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of small to mid capitalization U.S. companies. The Investment Manager considers "smallmid cap companies" to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2500 Index (ranging from approximately $5 million to $11.2 billion as of March 4, 2011).  Because "small-mid cap companies" are defined in part by reference to an index, the market capitalization of companies in which the Portfolio may invest may vary with market conditions. The Investment Manager is not required to sell a company’s securities from the Portfolio’s holdings when the capitalization of that company increases such that the company no longer meets the definition of a "small-mid cap company". Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small-mid cap U.S. companies. The Investment Manager seeks to construct a diversified portfolio of investments for the Portfolio that maintains sector and industry balance, using investment opportunities identified through bottom-up fundamental research conducted by the Investment Manager’s small cap, mid cap and global research platforms. The Investment Manager believes that contribution of ideas from multiple sources within the firm benefits the generation of investment ideas for consideration by the Portfolio’s portfolio management team. Companies selected for investment in the Portfolio generally have, in the Investment Manager’s opinion, one or more of the following characteristics:

•	sustainable returns
•	strong free cash flow with balance sheet flexibility
•	attractive valuation, utilizing peer group and historical comparisons

The Portfolio may invest up to 20% of its assets in equity securities of larger U.S. companies and may invest up to 10% of its total assets in non-U.S. equity securities, including American Depositary receipts (“ADRs”) and Global Depositary Receipts.

Lazard Asset Management LLC ("Lazard"), a Delaware limited liability company, serves as the investment manager and principal underwriter to each of the above-mentioned portfolios.

Lazard Retirement Series, Inc. (Service Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
Emerging Markets Equity Portfolio	1.00%	0.21%	--	0.25%	1.46%
International Equity Portfolio	0.75%	0.14%	--	0.25%	1.14%
U. S. Small-Mid Cap Equity Portfolio	0.75%	0.18%	--	0.25%	1.18%

9

MFS® Variable Insurance Trustsm
(Initial Class Shares)

MFS Research Series:  The fund’s investment objective is to seek capital appreciation.  MFS normally invests the fund’s assets primarily in equity securities.  A team of investment research analysts selects investments for the fund.  MFS allocates the fund’s assets to analysts by broad market sectors.

MFS Research Bond Series:  The fund’s investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation.  MFS normally invests at least 80% of the fund’s net assets in debt instruments.  MFS primarily invests the fund’s assets in investment-grade debt instruments, but may also invest in lower quality debt instruments.  A team of investment research analysts selects investments for the fund.  MFS allocates the fund’s assets to analysts by broad sectors of the debt market.

MFS Strategic Income Series:  The fund’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation.  MFS normally invests the fund’s assets primarily in debt instruments, including lower quality debt instruments.  MFS normally invests the fund’s assets in U.S. government securities, foreign government securities, mortgage and asset-backed securities of U.S. and foreign issuers, corporate bonds of U.S. and/or foreign issuers, and/or debt instruments of issuers located in emerging market countries.

The investment adviser for each series is Massachusetts Financial Services Company ("MFS").

MFS® Variable Insurance Trustsm (Initial Class Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
MFS Research Series1	0.75%	0.14%	--	--	0.89%
MFS Research Bond Series1	0.50%	0.09%	--	--	0.59%
MFS Strategic Income Series1	0.70%	0.44%	--	--	1.14%

1.
MFS has agreed in writing to bear the funds’ expenses, such that "Other Expenses", determined without giving effect to the expense offset arrangements described above, do not exceed 0.15% annually (0.10% annually for the Money Market Series). This written agreement excludes management fees, distribution and service fees, interest, taxes, extraordinary expenses.

Neuberger Berman Advisers Management Trust
(Class I Shares)

AMT Growth Portfolio:  Seeks growth of capital by investing mainly in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap ® Index.  The portfolio seeks to reduce risk by diversifying among many companies, sectors and industries.

AMT Partners Portfolio:  Seeks growth of capital by investing mainly in common stocks of mid to large-capitalization companies. The portfolio seeks to reduce risk by diversifying among many companies and industries. The portfolio managers look for well-managed companies with strong balance sheets whose stock prices are believed to be undervalued.

AMT Short Duration Bond Portfolio:  Seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal. To pursue these goals, the portfolio invests mainly in investment-grade bonds and other debt securities from U.S. government and corporate issuers.

AMT Socially Responsive Portfolio:  The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.  To pursue this goal, the Fund invests mainly in common stocks of mid- to large-capitalization companies.  The Fund seeks to reduce risk by investing across many different industries.

Neuberger Berman Management LLC (“NBM”) serves as the investment manager of the portfolios and is also the principal underwriter of the portfolios.

10

Neuberger Berman Advisers Management Trust (“AMT”) (Class I Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
AMT Growth Portfolio1	0.85%	1.79%	--	--	2.64%
AMT Partners Portfolio1	0.85%	0.26%	--	--	1.11%
AMT Short Duration Bond Portfolio1	0.65%	0.16%	--	--	0.81%
AMT Socially Responsive Portfolio1	0.85%	0.23%	--	--	1.08%

1.
Neuberger Berman Management LLC (“NBM”) has undertaken through December 31, 2014 to waive fees and/or reimburse certain operating expenses, including the compensation of NBM (except with respect to Growth, Short Duration Bond, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Growth, Short Duration Bond,  and Partners Portfolios; 1.30% of the average daily net asset value of the Socially Responsive Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

PIMCO Variable Insurance Trust
(Administrative Class)

All Asset Portfolio:  Seeks maximum real return consistent with preservation of real capital and prudent investment management.

Long-Term U.S. Government Portfolio:  Seeks maximum total return, consistent with preservation of capital and prudent investment management.

Total Return Portfolio:  Seeks maximum total return, consistent with preservation of capital and prudent investment management.

Pacific Investment Management Company LLC. serves as the investment adviser to each of the above-mentioned portfolios.

PIMCO Variable Insurance Trust (Administrative Class)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	Service Fees	12b-1 Fees	Total Expenses
All Asset Portfolio1,2	0.425%	--	0.66%3	0.15%	--	1.235%4,5
Long-Term U.S. Government Portfolio	0.475%	--	--	0.15%	--	0.625%
Total Return Portfolio	0.50%	--	--	0.15%	--	0.65%

1.
PIMCO has contractually agreed, through May 1, 2012, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.  The fee reduction is implemented based on a calculation of Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired Fund Fees and Expenses listed in the table above.

2.	Total Annual Portfolio Operating Expenses After Fee Waiver excluding interest expense of the Underlying PIMCO Funds is 1.195 for the Administrative Class..
3.
Acquired Fund Fees and Expenses include interest expense of 0.01%. Interest expense is based on the amount incurred during an Underlying PIMCO Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. Interest expense is required to be treated as an expense of the Underlying PIMCO Fund for accounting purposes and is not payable to PIMCO.  The amount of interest expense (if any) will vary based on the Underlying PIMCO Fund’s use of such investments as an investment strategy.

4.
Total Annual Portfolio Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.225%, 1.325%, 1.075% and 1.525% for the Administrative Class, Advisor Class, Institutional Class and Class M shares, respectively..

5.
Total Annual Portfolio Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Portfolio as set forth in the Financial Highlights table of the prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

11

T. Rowe Price

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio:  Seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

New America Growth Portfolio: Seeks long-term capital growth by investing primarily in common stocks of growth companies.

Personal Strategy Balanced Portfolio:  Seeks the highest total return over time, consistent with an emphasis on both capital appreciation and income.

T. Rowe Price International Series, Inc.

International Stock Portfolio:  Seeks long-term growth of capital by investing primarily in the common stocks of established non-U.S. companies.

The investment manager for each portfolio is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company.

T. Rowe Price
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
T. Rowe Price Equity Series. Inc.
Equity Income Portfolio	0.85%	--	--	--	0.85%
New America Growth Portfolio	0.85%	--	--	--	0.85%
Personal Strategy Balanced Portfolio1	0.90%	--	0.10%	--	1.00%1
T. Rowe Price International Series, Inc.
International Stock Portfolio	1.05%	--	--	--	1.05%

1.
Excludes expenses permanently waived 0.10%, 0.08%, 0.04%, 0.02% and 0.02% of average net assets for the years ended 12/31/10, 12/31/09, 12/31/08, 12/31/07, and 12/31/06,  respectively, related to investments in T. Rowe Price mutual funds.

The Prudential Series Fund
(Class I Shares)

Conservative Balanced Portfolio:  The investment objective is a total investment return consistent with a conservatively managed diversified portfolio.  The Portfolio invests in a mix of equity and equity-related securities, debt obligations and money market instruments. Under normal market conditions we normally invest approximately 50% of the Portfolio’s assets in equity and equity-related securities (with a range of 15% to 75%) and approximately 50% of the Portfolio’s assets in debt obligations and money market instruments (with a range of 25% to 85%). We adjust the percentage of Portfolio assets in each category depending on our expectation regarding the different markets. We invest in foreign securities. We also invest in high-yield/high-risk debt securities.

Diversified Bond Portfolio:  The investment objective is a high level of income over a longer term while providing reasonable safety of capital.  We normally invest at least 80% of the Portfolio’s investable assets in high-grade debt obligations and high-quality money market investments. The portfolio will normally invest in intermediate and long-term obligations.  We purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we invest up to 20% of the Portfolio’s investable assets in high-yield/high-risk debt securities.  We may also invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.  These securities are included in the limits described above for debt obligations that may or may not be high-grade.

Equity Portfolio:  The investment objective is long-term growth of capital.  The Portfolio normally invests at least 80% of its investable assets in common stock of major established companies, as well as smaller companies that we believe offer attractive prospects of appreciation.  The Portfolio may invest up to 30% of its total assets in foreign securities.

12

Flexible Managed Portfolio:
The investment objective is a total return consistent with an aggressively managed diversified portfolio.  The Portfolio invests in a mix of equity and equity-related securities, debt obligations and money market instruments.  Under normal market conditions, we normally invest approximately 60% of the Portfolio’s assets in equity and equity-related securities (with a range of 25% to 100%) and approximately 40% of the Portfolio’s assets in debt obligations and money market instruments (with a range of 0% to 75%).  We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets. The Portfolio invests in foreign securities.  A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities.

Global Portfolio:
The investment objective is long-term growth of capital.  The Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of U.S. companies.  Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in the U.S. markets as foreign securities.  The Portfolio has four subadvisers and each subadviser uses either a “growth” approach or a “value” approach in selecting either foreign or U.S. common stocks (for example, one subadviser invests the Portfolio’s assets in U.S. common stocks using a growth approach and the other subadviser who invests the Portfolio’s assets in U.S. common stocks uses a value approach).

Government Income Portfolio:  The investment objective is a high level of income over the long term consistent with the preservation of capital.  The Portfolio normally invest at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in U.S. Government securities, including intermediate and long-term U.S. Treasury securities, debt obligations issued by agencies or instrumentalities established by the U.S. Government, and mortgage-backed securities.  The Portfolio invests up to 20% of investable assets in other securities, including corporate debt securities.

High Yield Bond Portfolio:  The investment objective is a high total return.  We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt investments, which are often referred to as “junk bonds”.  Normally, we will invest at least 80% of the Portfolio’s investable assets on medium to lower rated debt investments.  The Portfolio also invests up to 20% of its total assets in foreign debt obligations.

Jennison Portfolio:
The investment objective is long-term growth of capital.  We normally invest at least 65% of the Portfolio’s total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects.  We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet.  Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.  We invest up to 30% of the Portfolio’s assets in foreign securities.

Jennison 20/20 Focus Portfolio:
The investment objective is long-term growth of capital.  We invest primarily in approximately 40 (which may temporarily range up to 45) equity and equity related securities of U.S. companies that are selected by the Portfolio’s two portfolio managers (approximately 20 by each) as having strong capital appreciation potential.  Each portfolio manager is responsible for selecting the securities within his discipline.  The value portfolio manager seeks to invest in companies valued at a discount to their true worth, as defined by the value of their earnings, free cash flow, assets, private market value, or some combination of these factors, which also possess identifiable catalysts which can help unlock their true worth.  The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate; and appropriate valuations.  Up to 20% of the Portfolio’s total assets may be invested in foreign securities.

Money Market Portfolio:
The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity.   We invest in high-quality, short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.  The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars.

13

Natural Resources Portfolio:
The investment objective is long-term growth of capital.  We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource.  Natural resource companies are companies that primarily own, explore, mine, process or otherwise develop natural resources, or supply goods and services to such companies.  Natural resources generally include precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, strategic metals such as uranium and titanium, hydrocarbons such as coal and oil, timberland, undeveloped real property and agricultural commodities.  We seek securities with an attractive combination of valuation versus peers, organic reserve and production growth, and competitive unit cost structure.  We focus on secular, rather than tactical considerations.  Up to 50% of the Portfolio’s total assets may be invested in foreign equity and equity-related securities.

Small Capitalization Stock Portfolio:  The investment objective is long-term growth of capital.  We invest primarily in equity securities of publicly-traded companies with small market capitalizations.  With the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the S&P SmallCap 600 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P SmallCap 600 Index.  The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks.  Rather, the Portfolio manager generally purchases stocks to duplicate the stocks and their weighting in the S&P SmallCap 600 Index.

Stock Index Portfolio:  The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks.    With the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks.  The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole.  The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks.  Rather, the portfolio manager generally purchases stocks in proportion to their weighting in the S&P 500 Index.

Value Portfolio:  The investment objective is capital appreciation.    We normally invest at least 65% of the Portfolio’s total assets in equity and equity-related securities.  The portfolio invests in the common stock of companies that we believe will provide investment returns above those of the Russell 1000® Value Index and, over the long term, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index).  Most of our investments will be securities of large capitalization companies.  The Portfolio defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index.  We invest primarily in common stocks that we believe are undervalued- those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company.  The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities.

Investment Manager

Prudential Investments LLC (“PI”) serves as the investment manager of the Series Fund Portfolios.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the Management Agreements), provide that PI (the Investment Manager) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio.  The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

Investment Subadvisers

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Equity Portfolio, Jennison Portfolio, the Jennison 20/20 Focus Portfolio, the Natural Resources Portfolio, and the Value Portfolio.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Diversified Bond Portfolio, the Government Income Portfolio, the High Yield Bond Portfolio, and the Money Market Portfolio.  PIM also serves as a subadviser for a portion of the assets of the Conservative Balanced Portfolio, and the Flexible Managed Portfolio.

14

Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of PIM, serves as the subadviser for the Small Capitalization Stock Portfolio and the Stock Index Portfolio.  QMA also serves as a subadviser for a portion of the assets of the Conservative Balanced Portfolio, the Flexible Managed Portfolio, and the Global Portfolio.

LSV Asset Management (“LSV”) serves as a subadviser for a portion of the assets of the Global Portfolio.

Marsico Capital Management, LLC (“MCM”) serves as a subadviser for a portion of the assets of the Global Portfolio.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as the subadviser for a portion of the assets of the Global Portfolio.

William Blair & Company LLC (“William Blair”) serves as a subadviser for a portion of the assets of the Global Portfolio.

The Prudential Series Fund (Class I Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
Conservative Balanced Portfolio	0.55%	0.04%	--	--	0.59%
Diversified Bond Portfolio	0.40%	0.06%	--	--	0.46%
Equity Portfolio	0.45%	0.03%	--	--	0.48%
Flexible Managed Portfolio	0.60%	0.04%	--	--	0.64%
Global Portfolio	0.75%	0.12%	--	--	0.87%
Government Income Portfolio	0.40%	0.10%	--	--	0.50%
High Yield Bond Portfolio	0.55%	0.03%	--	--	0.58%
Jennison Portfolio	0.60%	0.04%	--	--	0.64%
Jennison 20/20 Focus Portfolio	0.75%	0.05%	--	--	0.80%
Money Market Portfolio	0.40%	0.04%	--	--	0.44%
Natural Resources Portfolio	0.45%	0.05%	--	--	0.50%
Small Capitalization Stock Portfolio	0.40%	0.09%	--	--	0.49%
Stock Index Portfolio	0.35%	0.03%	--	--	0.38%
Value Portfolio	0.40%	0.04%	--	--	0.44%

A complete description of the Funds, their objectives and investment strategies can be found in the respective Fund prospectuses, which can be obtained by calling our Customer Service Center at (800) 562-9874. You should read the Fund prospectuses before you decide to allocate assets to a variable investment option. There is no assurance that the investment objectives of the Funds will be met.

15

Supplement Dated May 1, 2011
to Prospectus Dated May 1, 2011
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Executive GVUL

This document is a supplement to the prospectus dated May 1, 20 11 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the Group Contract and Certificates made available to your group.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	4
The Funds	4
Investment Manager	4
Investment Subadvisers for the Prudential Series Fund	5
Investment Advisers for Unaffiliated Funds / Portfolios	6
Service Fees Payable to Prudential	6
Charges	6
Charge for Taxes Attributable to Premiums	6
Daily Charges for Mortality and Expense Risks	7
Daily Charges for Investment Management Fees and Expenses	7
Monthly Charges	7
Possible Additional Charges	7
Eligibility and Enrollment	8
Eligibility	8
Enrollment Period	8
“Free Look” Period	8
Maximum Age	8
Coverage Information	8
Face Amount	8
Changes in Face Amount	8
Increases in Face Amount	8
Decrease in Face Amount	8
Definition of Life Insurance	8
Additional Insurance Benefits	9
Accelerated Benefit Option	9
Lapse and Reinstatement	9
Loans	9
Surrender Charge	9
Additional Premium Payments	9
Exclusions	9
Changes in Personal Status	9
Continuing Coverage If You Become Totally Disabled	9
Continuing Coverage at Retirement	9
Continuing Coverage When You Leave The Group For Reasons Other Than Retirement	10
TABLE OF CONTENTS OF THE FUND PROSPECTUSES	11

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current – 2.60%
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $10 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00

1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%1 of the amount of assets in the variable investment options. Current – 0.45%1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $ 50.48 Minimum - $0.04 Representative guaranteed charge - $ 0.854
Net Interest on Loans5	Annually	2%
*Additional Insurance Benefits3:
Child Dependents Term Life Insurance	Monthly	Maximum - $ 0.126 Minimum - $ 0.126
Representative current charge - $ 0.127
Spouse Dependents Term Life Insurance	Monthly	Maximum - $ 2.506 Minimum - $ 0.066
Representative current charge - $ .298
AD&D on employee’s life	Monthly	Maximum - $0.026 Minimum - $0.026 Representative current charge - $0.027
Waiver Benefit	Monthly	Maximum - $3.586 Minimum - $0.0036 Representative current charge - $0.027

*
The charges shown for Cost of Insurance and AD&D on employee’s life are expressed as rates per $1,000 of Net Amount at Risk.  The charges shown for Spouse and Child Term Insurance are expressed as rates per unit.  One unit includes $5,000 spouse coverage, $100 child coverage if the child is less than 6 months old, and $4,000 child coverage if the child is 6 months old and over.

1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	These benefits may not be available to some groups.
4.
The representative guaranteed charge for cost of insurance is a sample guaranteed maximum rate charged for a 53 year old insured.  The representative guaranteed charge of the cost of insurance may vary by Executive GVUL contract based on age, most common rating class of actual certificates, and demographics of the group.

5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

6.
These are the maximum and minimum rates currently charged on one of our existing Executive Group contracts.  The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.

7.	The representative current charge for additional insurance benefits are sample rates currently charged on one of our existing Group contracts.
8.
The representative current charge for spouse term insurance is a sample rate currently charged on one of our existing Executive GVUL contracts for a 53 year old insured, who is the spouse of an active employee.

3

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.38%	1.46%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  The full names of the investment subadvisers and investment advisers are listed immediately following each chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Prudential Series Fund – Class I Shares
Portfolios / Objectives	Style/Type	Subadvisers
Conservative Balanced: Total investment return consistent with a conservatively managed diversified portfolio.	Balanced	PIM QMA
Diversified Bond: High level of income over a longer term while providing reasonable safety of capital.	Fixed Income - Corporate	PIM
Equity: Long-term growth of capital.	Large-Cap Core	Jennison
Government Income: High level of income over the long term consistent with the preservation of capital.	Fixed Income - Government	PIM
High Yield Bond: High total return.	Fixed Income – High Yield	PIM
Jennison: Long-term growth of capital.	Large-Cap Growth	Jennison
Money Market: Maximum current income consistent with the stability of capital and the maintenance of liquidity.	Fixed Income – Money Market	PIM
Small Capitalization Stock: Long-term growth of capital.	Small-Cap Core	QMA
Stock Index: Investment results that generally correspond to the performance of publicly-traded common stocks.	Large-Cap Core	QMA
Value: Capital appreciation.	Large-Cap Value	Jennison

Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)

Unaffiliated Funds / Portfolios
Funds / Portfolios / Objectives	Style/Type	Advisers
AllianceBernstein Real Estate Investment Portfolio1: Total return from long-term growth of capital and income.	Sector	AllianceBernstein
DWS Dreman Small Mid Cap Value1: Long-term capital appreciation.	Small-Cap Growth	Deutsche
DWS Government & Agency Securities VIP1: High current income consistent with preservation of capital.	Fixed Income – Government	Deutsche
Templeton Foreign Securities Fund2: Long-term capital growth.	International – Equity	Investment Counsel
Lazard Retirement Emerging Markets Equity Portfolio3: Long-term capital appreciation.	International – Equity	Lazard
MFS Research Bond Series4: Total return with an emphasis on high current income, but also considering capital appreciation.	Fixed Income – Corporate	MFS
T. Rowe Price Equity Income Portfolio: Substantial dividend income as well as long-term growth of capital.	Large –Cap Value	T. Rowe Price
T. Rowe International Stock Portfolio: Long-term growth of capital.	International – Equity	T. Rowe Price
T. Rowe New America Growth Fund: Long-term capital growth.	Multi-Cap Growth	T. Rowe Price
1.	Class A Shares
2.	Class 2 Shares
3.	Service Shares
4.	Initial Class Shares

5

Investment Advisers for Unaffiliated Funds / Portfolios

•	AllianceBernstein L.P. (“AllianceBernstein”)
•	Deutsche Investment Management Americas Inc. (“Deutsche”)
•	Lazard Asset Management LLC ("Lazard")
•	Massachusetts Financial Services Company ("MFS")
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")
•	Templeton Investment Counsel, LLC (“Investment Counsel”)

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2011 , the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%.  Some funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Portfolios currently pay a 12b-1 fee:

•	Franklin Templeton Foreign Securities
•	Lazard Retirement Emerging Markets Equity

Charges

The current charges under your Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.25% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

6

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly Charges

Monthly charges.  Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund.

For certificates currently available to the largest existing group case, the highest current rate per thousand is $39.01, and applies to insureds at age 99.  The lowest current rate per thousand is $0.05, and applies to insureds under age 24.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.06
45	$.15
55	$.39
65	$1.07

Spouse and Child Term Insurance: The rate for child term insurance is currently $0.08 per thousand.  The highest current rate per thousand for spouse term insurance is currently $ 2.50 and applies to insureds age 94 and older.  The lowest current rate per thousand is $.06 , and applies to insureds under age 24.

AD&D on the Employee’s Life:  The rate per thousand currently offered for this coverage is $.02.  Generally, one rate is payable at all ages for a given group of insureds.

Waiver Benefit: The current waiver charges will vary from $0.003 to $3.58 per $1,000 of Net Amount at Risk per month.

Possible Additional Charges

For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

7

Eligibility and Enrollment

Eligibility

 Eligible Group Members are active employees, classes or members of the Group as determined by the employer or Group Contract holder.

We refer to each Eligible Group Member who buys coverage as a "Participant."   When the term "you" or "your" is used, we are also referring to a Participant.

Enrollment Period

There is no limited enrollment period. Eligible Group Members may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of good health before that person can become covered.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 75. Also, a Participant's Face Amount of Insurance will end at the maximum age shown in the Certificate (usually, that is age 100).

Coverage Information

Face Amount

The minimum Face Amount is $50,000 . When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Issues Certificates section of the prospectus.

Evidence of insurability satisfactory to Prudential will be required if the Face Amount exceeds the limits set forth in your Certificate.

Changes in Face Amount

Increases in Face Amount

For Face Amounts based on annual salary or earnings, we may increase Face Amounts based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health.

Decrease in Face Amount

Face Amounts will not decrease unless you request a decrease.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

8

Additional Insurance Benefits

Accelerated Benefit Option

You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 90% of the Death Benefit, subject to a maximum of $500,000. "Terminally ill" means you have a life expectancy of 12 months or less (6 or 24 months in some states).  This benefit and the specific rules that apply to your group can be found in your certificate.

Lapse and Reinstatement

You may request reinstatement of a lapsed Certificate any time within 5 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and you did not have the right to continue your insurance.

Loans

The minimum amount you may borrow at any one time is $100.

Surrender Charge

You may surrender your Certificate for its Cash Surrender Value at any time.  If you do, your insurance coverage will end.  Prudential will calculate the Cash Surrender Value as of the Business Day on which we receive your request form in Good Order.  There is no charge for surrendering your certificate.

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Each additional premium payment must be at least $20. Prudential reserves the right to limit the amount of additional premiums.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus for details.

Changes in Personal Status

Continuing Coverage If You Become Totally Disabled

If you become totally disabled prior to age 60 and are unable to work in any occupation, Prudential will extend your Group Variable Universal Life coverage so that you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 65 or are no longer totally disabled. When you reach age 65 or are no longer totally disabled, you may continue your Group Variable Universal Life Coverage even if you are on a disability leave of absence. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage at Retirement

You can continue coverage at retirement. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

9

Continuing Coverage When You Leave the Group For Reasons Other Than Retirement

You may elect to continue your Group Variable Universal Life coverage if you leave for any reason and are no longer an Eligible Group Member. We call this "Continuation Coverage." Continuation rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

10

TABLE OF CONTENTS OF
THE FUND PROSPECTUSES

AllianceBernstein Variable Products Series Fund, Inc.:	Appendix 1
AllianceBernstein VPS Real Estate Investment Portfolio

DWS Variable Series II:	Appendix 2
DWS Dreman Small Mid Cap Value VIP

DWS Variable Series II:	Appendix 3
DWS Government & Agency Securities VIP

Franklin Templeton Variable Insurance Products Trust:	Appendix 4
Templeton Foreign Securities Fund

Lazard Retirement Series, Inc.:	Appendix 5
Lazard Retirement Emerging Markets Equity Portfolio

MFS® Variable Insurance Trustsm:	Appendix 6
MFS Research Bond Series

T. Rowe Price Equity Series, Inc.:	Appendix 7
Equity Income Portfolio

T. Rowe Price Equity Series, Inc.:	Appendix 8
New America Growth Portfolio

T. Rowe Price International Series, Inc.:	Appendix 9
International Stock Portfolio

The Prudential Series Fund Portfolio:	Appendix 10
Conservative Balanced
Diversified Bond Portfolio
Equity Portfolio
Government Income Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Money Market Portfolio
Small Capitalization Portfolio
Stock Index Portfolio
Value Portfolio

11

PROSPECTUS
May 1, 2011
For certificates effective on or before 12/31/2008

PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

AICPA Group Variable Universal Life
for Members

This prospectus describes a flexible premium variable universal life insurance contract, the Group Variable Universal Life Contract offered by The Prudential Insurance Company of America, a stock life insurance company.

You may choose to invest your Contract's premiums and its earnings in one or more of 18 variable investment options of the Prudential Variable Contract Account GI-2 (the “Account”).  For a complete list of the variable investment options, their investment objectives, and their investment advisers, see The Funds.

You may also choose to invest your Contract’s premiums and its earnings in the fixed rate option, which pays a guaranteed interest rate.  See The Fixed Account.

Please Read this Prospectus. Please read this prospectus carefully and keep it for future reference. This document is followed by prospectuses for each of the Funds that will be available to you under your group program.   This prospectus may be accompanied by a supplement that describes the unique features of the particular Group Contract and Certificates. For those Group Contracts, the prospectus and the supplement together provide all the information you need to know about Group Variable Universal Life Insurance and you should read them together.  Current prospectuses for each of the underlying mutual funds accompany this prospectus.  These prospectuses contain important information about the mutual funds.  Please read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate.  It is a criminal offense to state otherwise.

               The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102
       Telephone: (800) 562-9874

Page
SUMMARY OF CHARGES AND EXPENSES	1
Expenses other than Portfolio Expenses	1
Portfolio Expenses	3

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	3
Brief Description of the Group Variable Universal Life Insurance Contract	3
The Death Benefit	3
The Certificate Fund	4
Premium Payments	4
Allocation of Premium Payments and Investment Choices	4
Transfers Among Investment Options	4
Dollar Cost Averaging	4
Surrenders	5
Withdrawals from the Certificate Fund	5
Loans	5
Canceling Your Certificate (“Free Look”)	5

SUMMARY OF CONTRACT RISKS	5
Certificate Values are not Guaranteed	5
Limitation of Benefits on Certain Riders for Claims due to War or Service in the Armed Forces	6
Increase in Charges	6
Certificate Lapse	6
Risks of Using the Certificate as a Short-Term Savings Vehicle	6
Risks of Taking Withdrawals	6
Risks of Taking a Loan	6
Effect of Premium Payments on Tax Status	7
Replacing Your Life Insurance	7

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	7
Risks Associated with the Variable Investment Options	7
Learn More about the Funds	7

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES	8
The Prudential Insurance Company of America	8
The Prudential Variable Contract Account GI-2	8
The Funds	8
Investment Manager	9
Investment Subadvisers for the Prudential Series Fund	9
Investment Advisers for Unaffiliated Funds / Portfolios	10
Service Fees Payable to Prudential	11
Voting Rights	11
Substitution of Variable Investment Options	12
The Fixed Account	12

CHARGES AND EXPENSES	12
Charge for Taxes Attributable to Premiums	13
Withdrawal Charge	13
Cost of Insurance	13
Monthly Deductions from the Certificate Fund	14
Daily Deductions From the Variable Investment Options	15
Transaction Charges	15
Portfolio Charges	15

PERSONS HAVING RIGHTS UNDER THE CONTRACT	15
Contract Holder	15
Certificate Holder	16
Applicant Owner	16
Beneficiary	16

OTHER GENERAL CONTRACT PROVISIONS	16
How Prudential Issues Certificates	16
Effective Date of Insurance	17
Effective Date of More Favorable Rate Class	17
Maximum Age	17
“Free Look” Period	17
Assignment	18
Premium Refunds	18
Suicide Exclusion	18
Incontestability	18
Misstatement of Age and/or Gender	18
Termination of a Group Contract Holder’s Participation	19
Participants Who Are No Longer Eligible Group Members	19
Options on Termination of Coverage	19
Conversion	19
Paid-Up Coverage	20
Payment of Cash Surrender Value	20
When Proceeds Are Paid	20

PROCEDURES	21
Electronic Transactions	21
When Prudential Reconciles Financial Transactions	21

ADDITIONAL INSURANCE BENEFITS	21
Child Term Insurance	21
Accelerated Benefit Option	21
Accidental Death and Dismemberment Benefit	22
Extended Death Protection During Total Disability	22

PREMIUMS	22
Routine Premium Payments	22
Additional Premium Payments	22
How You Will Pay Premiums	23
Deducting Premiums by Automatic Debit	23
Effect of Premium Payments on Tax Status	23
Allocation of Premiums	23
Changing the Allocation of Future Premium Payments	23
Transfers/Restrictions on Transfers	24
Dollar Cost Averaging	25

DEATH BENEFITS	26
When Proceeds Are Paid	26
Amount of the Death Benefit	26
Adjustment in The Death Benefit	26
Death Claim Settlement Options	26
Changes in Face Amount of Insurance	27
Increases in Face Amount	27
Decreases in Face Amount	28
How We Calculate the Face Amount of Your Insurance When You Reach Age 75 and Age 80	28

SURRENDER AND WITHDRAWALS	28
Surrender of a Certificate	28
Cash Surrender Value	29
Withdrawals	29
Payment of Cash Surrender Value	29

LOANS	30

LAPSE AND REINSTATEMENT	30

TAXES	31
Treatment as Life Insurance and Investor Control	31
Pre-Death Distributions	32
Certificates Not Classified As Modified Endowment Contracts	32
Modified Endowment Contracts	32
Withholding	33
Other Tax Considerations	33
Federal Income Tax Status Of Amounts Received Under The Certificate	33
Company Taxes	33

LEGAL PROCEEDINGS	34

FINANCIAL STATEMENTS	37

ADDITIONAL INFORMATION	38

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	39

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	41

TABLE OF CONTENTS OF THE FUND PROSPECTUSES	42

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Certificate.  Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables.  For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for transactions and riders.

Transaction Fees
Charge	When Charge is Deducted	Maximum Guaranteed Charge
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Currently, the maximum is 0.00% of each premium payment.
Withdrawal Charge	This charge is assessed on a Withdrawal.	Maximum charge - $20 Current charge - The lesser of $10 and 2% of the amount withdrawn.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum charge - $20 per transfer after the twelfth. Current charge - $10 per transfer after the twelfth.
Quarterly Report Reprint Charges	This charge is assessed when a quarterly report is reprinted for a period that ended more than a year ago.	Maximum charge - $5 Current charge - $2.50

1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge.  Currently, the taxes paid for this Certificate are reflected as a deduction in computing Premium Refunds.

The second table describes the fees and expenses that you will pay periodically during the time you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than the Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality & Expense Risk)	Daily	Maximum - 0.90% 1 of the amount of assets in the variable investment options. Current – 0.45%1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum charge - $4.00 Current charge - $0.00
Cost of Insurance2,3:
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.33 Minimum - $0.02
Charge for a Representative Participant	Monthly	Representative guaranteed charge - $0 .464
Net Interest on Loans5	Annually	Maximum - 2% Current – 1%
Additional Insurance Benefits3:
Child Term Insurance	Deducted from the annual refund, if any	Maximum - $6.006 Minimum - $6.006
Representative current charge - $6.007
Accidental Death & Dismemberment	Monthly	Maximum - $0.036 Minimum - $0.026
Representative current charge - $.027
Waiver Benefit	Monthly	Maximum - $0.076 Minimum - $0.0026
Representative current charge - $.027

1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics.  The amounts shown in the table may not be representative of the charge that a Participant will pay.  You may obtain more information about the particular COI charges that apply to you by contacting Aon Benfield Securities, Inc.

3.
The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.  The Child Term Insurance is expressed as a rate per unit.  The unit is a $10,000 benefit.

4.
The representative current charge for cost of insurance and accidental death & dismemberment is a sample rate currently charged for a 47 year old Covered Person, who is a male AICPA member in the Select rate class.

5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

6.	This is the rate currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
7.	The representative current charge for additional insurance benefits are sample rates currently charged.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own a Certificate.  More detail concerning each Funds’ fees and expenses is contained in the prospectus for each of the Funds

Total Annual Fund Operating Expenses	Minimum	Maximum
These are expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.38%	1.76%

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS

Brief Description of the Group Variable Universal Life Insurance Contract

This document is a prospectus. It tells you about Group Variable Universal Life Insurance (sometimes referred to as “GVUL”) contracts offered by The Prudential Insurance Company of America (“Prudential,” the “Company,” “we,” “our,” or “us”) for insurance programs that are sponsored by groups.  We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

A Group Variable Universal Life Insurance contract is an insurance contract issued by Prudential to a trust, or the group that sponsors the Group Variable Universal Life Insurance program. Often the group that sponsors a program is an employer.  Other groups such as membership associations may also sponsor programs.  Group Variable Universal Life is a variable insurance product that offers life insurance protection together with investment opportunity through variable investment options and the Fixed Account.

A Group Variable Universal Life Insurance policy is a flexible form of life insurance.  It has a Death Benefit and a Certificate Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your Net Premiums.  Although the value of your Certificate Fund will increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed.  There is a risk that investment performance will be unfavorable and that the value of your Certificate Fund will decrease.  The risk will be different, depending upon which variable investment options you choose.  You bear the risk of any decrease. The coverage is designed to be flexible to meet your specific life insurance needs.  Within certain limits, this type of coverage will provide you with flexibility in determining the amount and timing of your premium payments.

The Group Contract states the terms of the agreement between Prudential and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life Insurance. The Group Contract also says whether or not Eligible Group Members may also buy coverage for their qualified dependents.

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

On the date of the Contract Anniversary, if all required premium payments have been paid for the year and the Group Contract remains in force, Prudential will determine whether a divisible surplus exists. If a divisible surplus exists, Prudential will determine the share to allocate to the Group Contract. You will receive your portion of the divisible surplus in the form of an annual refund that ordinarily will be applied as a premium payment. However, you may choose to receive your refund in cash by notifying Aon Benfield Securities, Inc. in writing.

The Death Benefit

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, based on the amounts available for your group. Prudential will pay a Death Benefit to the beneficiary when the Covered Person dies. Generally, the Death Benefit is the Face Amount of insurance plus the value of your Certificate Fund on the date of your death, minus any Certificate Debt and outstanding charges. Because the value of the Certificate Fund will vary daily with the performance of the investment options you select, the amount of the Death Benefit will also vary from day to day. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any extra benefit, if the Participant’s insurance is not in default and there is no Certificate Debt.  See the Death Benefit and Contract Values section.

The Certificate Fund

The Certificate Fund consists of the Net Premiums that we invest in the investment options you select. Prudential will deduct its charges for the insurance from the Certificate Fund. The Certificate Fund value changes daily, reflecting: (i) increases or decreases in the value of the variable investment options you select; (ii) interest credited on any amounts allocated to the Fixed Account; (iii) interest credited on any loan; (iv) the daily charge for mortality and expense risks assessed against the variable investment options; and (v) monthly charges Prudential deducts for the insurance. The Certificate Fund also changes to reflect the receipt of premiums.

Premium Payments

You will usually be able to decide when to make premium payments and how much each premium payment will be. You are responsible for making sure that there is enough value in your Certificate Fund (minus Certificate Debt and outstanding charges) to cover each month’s charges. If your Certificate Fund balance is less than the amount needed to pay any month’s charges, then you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period, and if you do not, your coverage will end.

You may choose to make additional premium payments of at least $100 and have those payments directed to the investment options you previously selected.  See the Additional Premium Payments section.

Allocation of Premium Payments and Investment Choices

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums (or premium based administrative charges).  This charge is currently 0.00%.  The remainder is your Net Premium, which is then invested in the investment options.  See the Charges and Expenses section.

You may choose investment options from among the Funds selected by your Group Contract Holder. You choose how to allocate your premium payments among the investment options.  You may choose more aggressive Funds or less aggressive Funds, as well as the Fixed Account. What you choose depends on your personal circumstances, your investment objectives and how they may change over time.

If you prefer to reduce the risks that come with investing in the Funds, you can choose to direct some of your premium payments or the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. That rate will change from time to time, but it will never be lower than an effective annual rate of 4% . See The Fixed Account section.

Transfers Among Investment Options

You may transfer amounts from one investment option to another – we do not limit the number of transfers between variable investment options, but we may charge for more than 12 transfers in a Certificate Year.  See the Transfers and the Transfer Restrictions sections.

Dollar Cost Averaging

Dollar Cost Averaging, or DCA, lets you systematically transfer specified dollar amounts from the Prudential Series Fund Money Market Portfolio to the other available investment options available under the Contract at monthly intervals.  The minimum transfer amount is $100.  You can request that a designated number of transfers be made under the DCA feature.  You may use DCA at any time after your Certificate becomes effective, but to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Prudential Series Fund Money Market Portfolio.  The main objective of DCA is to reduce the risk of dramatic short-term market fluctuations.  Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when the price is low and less of the fund when its price is high.  Therefore, you may achieve a lower than average cost over the long term.  This plan of investing does not assure a profit or protect against a loss in declining markets.  See the Dollar Cost Averaging section.

Surrenders

You may surrender your insurance and receive its Cash Surrender Value. The Cash Surrender Value is the value of the Certificate Fund at the close of business on the day of the surrender minus any Certificate Debt and any outstanding charges. A surrender may have tax consequences. See the Surrenders and Withdrawals section, and the Taxes section.

Withdrawals from the Certificate Fund

While your Certificate is in effect, you may withdraw part of the Certificate’s Cash Surrender Value. You must withdraw at least $200 in any withdrawal, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. There is no limit on the number of withdrawals you can make in a year. However, there is a transaction charge for each withdrawal. A withdrawal may have tax consequences.  See Surrenders and Withdrawals section, and the Taxes section.

Cash Surrender Value and Death Benefit

If you ask, Prudential will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed face amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration”. This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Loans

You may borrow money from your Certificate Fund. The Maximum Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount. Loan interest charges accrue daily. Depending on the tax status of your Certificate, taking a loan may have tax consequences.  There may also be tax consequences if your Certificate lapses or terminates with an outstanding loan.  See the Loans section, and the Taxes section.

Canceling Your Certificate (“Free Look”)

Generally, you may return your Certificate for a refund within 30 days after you receive it. This 30-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Benfield Securities, Inc.. (you may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract). If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. (However, if applicable law so requires, you will receive a refund of all premiums paid minus any loans or withdrawals, and plus or minus any change due to investment experience.)  This refund amount will be further reduced by applicable federal and state income tax withholding.  See the “Free Look” Period section.

SUMMARY OF CONTRACT RISKS

Certificate Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed.  The value of your Certificate Fund will vary with the performance of the investment options you select. There is no guarantee that the variable investment options will meet their investment objectives, so your Death Benefit could go down if the investment options in your Certificate Fund have poor investment performance.  Poor investment performance could cause your Certificate to lapse, and you could lose your insurance. If you prefer to reduce the risks that come with investing in the variable options, you can choose to direct some of your premium payments or the amounts in your Certificate Fund to the Fixed Account.

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes.  Purchasing the Certificate for such purposes may involve certain risks.  Accessing the values in your Certificate through withdrawals and Certificate loans may significantly affect current and future Certificate values or Death Benefit proceeds and may increase the chance that your Certificate will lapse.  If your Certificate lapses and you have an outstanding Certificate loan, there may be tax consequences.  See the Taxes section.

Limitation of Benefits on Certain Riders for Claims due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Increase in Charges

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. We may in the future increase these current charges up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep your Certificate in force.

Certificate Lapse

Each month we determine the value of your Certificate Fund.  If the Certificate Fund less any applicable surrender charges is zero or less, the Certificate will end (in insurance terms, it will “lapse”).  Your Certificate will also end if the Certificate Debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges.  Should this happen, Aon Benfield Securities, Inc. will notify you of the payment you need to make to prevent your insurance from terminating.  Currently, Aon Benfield Securities, Inc. must receive your payment by the later of 71 days after the Monthly Deduction Date, or 30 days after the date Aon Benfield Securities, Inc. mailed you the notice. If you do not make the payment, your Certificate will end and have no value.  See the Lapse section and the Reinstatement section.  If you have an outstanding loan when your Certificate lapses, you may have taxable income as a result.  See the Taxes section.

Risks of Using the Certificate as a Short-Term Savings Vehicle

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes.  Purchasing the Certificate for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education.  The Certificate’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings.  However, if the variable investment options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Certificate through withdrawals or loans, your Certificate may lapse or you may not accumulate the funds you need.

The Certificate is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Certificate as a short-term investment or savings vehicle. Because of the long-term nature of the Certificate, you should consider whether purchasing the Certificate is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

You may withdraw part of your Certificate’s Cash Surrender Value, so long as the amount withdrawn exceeds $200.  However, you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges.  There is no limit on the number of withdrawals you can make in a year, but there is a transaction charge (the lesser of $10 and 2% of the amount withdrawn).  Prudential may raise this charge, but not above $20. We will deduct the transaction charge from the Certificate Fund.

You may not repay any amount that you withdraw from the Certificate’s Cash Surrender Value, so withdrawals will reduce the amount of your Death Benefit but you generally can make additional premium payments. Withdrawal of the Cash Surrender Value may have tax consequences.  See the Taxes section.

Risks of Taking a Loan

Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent impact on your Certificate Fund, and will reduce the Death Benefit. If your loan plus accrued interest exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month’s charges. If we pay a death claim while a loan is outstanding, we will reduce the Death Benefit by the amount of the loan plus any accrued interest. If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund, which may have tax consequences. If you have a loan outstanding when you surrender your Certificate, or when you allow your Certificate to lapse, the amount you borrowed may become taxable. In addition, if your Certificate is classified as a Modified Endowment Contract for tax purposes, taking a loan may be treated as a distribution of income for tax purposes and may have tax consequences. See the Taxes section.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes.  Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code.  That status could have significant disadvantages from a tax standpoint.  We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract.  When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment.  If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

If you have notified us in the past 13 months that you want us to refund excess premium payments causing Modified Endowment Contract treatment and we receive any excess payment which is less than $100.00, then we may, without additional notification by you, sell the minimum number of units necessary so as not to cause your Certificate to be treated as a Modified Endowment Contract.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund.  See the Taxes section.

Replacing Your Life Insurance

You should know that in most instances, it is not in your best interest to replace one life insurance policy with another one.  When you need additional life insurance, it is usually better for you to add coverage, either by asking for a new policy or by buying additional insurance, than it is for you to replace a policy.  In that way, you don’t lose benefits under the policy you already have.

If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully.  Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance.  You should also get advice from a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Certificate’s premiums and its earnings in one or more of the available variable investment options.  You may also invest in the Fixed Account option.  The Fixed Account is the only investment option that offers a guaranteed rate of return.  See The Funds section and The Fixed Account section.

Risks Associated with the Variable Investment Options

Each variable investment option invests in the shares of portfolios (each, a “Fund”) of open-end management investment companies registered under the Investment Company Act of 1940.  Each Fund has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses.  The income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.

We do not promise that the Funds will meet their investment objectives. Amounts you allocate to the variable investment options may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the variable investment options that you choose. You bear the investment risk that the Funds may not meet their investment objectives.  You also bear the risk that the Fund’s investment adviser may restrict investment in the fund, and even close the Fund, at their discretion.  For a detailed discussion of the investment policies, objectives and strategies, and the investment risks associated with each Fund, please read the Fund’s current prospectus.

Learn More about the Funds

Before allocating amounts to the variable investment options, you should read the Fund’s current prospectus for detailed information concerning their investment objectives and strategies, and their investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

The Prudential Insurance Company of America

The Contract and Certificates are issued by The Prudential Insurance Company of America (“Prudential,” “we,” “us,” “our,” or the “Company”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102.  Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract and/or Certificate.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential's consolidated financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon Prudential's ability to meet its obligations under the Group Contracts and the insurance provided thereunder. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies, including as depositor, adviser, and principal underwriter.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988, under New Jersey law as a separate investment account. The Account is divided into Subaccounts.  Each variable investment option is a Subaccount of the Account.  The Fixed Interest Rate Option is not a Subaccount of the Account.  The Account meets the definition of a “separate account” under federal securities laws. The Account holds assets that are segregated from all of Prudential’s other assets.  The assets of each Subaccount are segregated from the assets of each other Subaccount.  When we refer to “Funds” in this prospectus, we mean all or any of these Subaccounts.  We may use “Variable Investment Option,” “Subaccount” or “Fund” interchangeably when referring to a variable investment option.

You may then choose investment options from among the Funds selected by your Group Contract Holder. You may also choose to invest in the Fixed Account.  (The Fixed Account may also be referred to as an “investment option.”)  you may choose to make additional premium contributions and have those Funds directed to the investment options you select. Once you select the investment options you want, Prudential will direct your additional premium contributions to the Subaccounts associated with those Funds and/or to the Fixed Account. You may change your selection of investment options at any time.

Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account. In addition to these assets, the Account’s assets may include amounts contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time, Prudential will transfer these additional amounts to its general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account.

Income, gains and losses related to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of other Prudential assets. These assets may not be charged with liabilities that arise from any other business Prudential conducts. Prudential is obligated to pay all amounts promised to the Participant under the Group Contract.

The Account is registered with the SEC under federal securities laws as a unit investment trust, which is a type of investment company. Registration does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. Prudential may take all actions in connection with the operation of the Account that are permitted by applicable law, including those permitted upon regulatory approval.

The Funds

There are currently 18 variable investment options offered under Group Variable Universal Life. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund that is held as an investment for that option.  We hold these shares in the Subaccount.  Prudential may add additional variable investment options in the future.

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  The full names of the investment subadvisers and investment advisers are listed immediately following each chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Prudential Series Fund - Class I Shares
Portfolios/Objectives	Style/Type	Subadvisers
Conservative Balanced: Total investment return consistent with a conservatively managed diversified portfolio.	Balanced	PIM QMA
Equity: Long-term growth of capital.	Large-Cap Core	Jennison
Flexible Managed: Total return consistent with an aggressively managed diversified portfolio.	Balanced	PIM QMA
Jennison: Long-term growth of capital.	Large-Cap Growth	Jennison
Money Market: Maximum current income consistent with the stability of capital and the maintenance of liquidity.	Fixed Income – Money Market	PIM
Small Capitalization Stock: Long-term growth of capital	Small-Cap Core	QMA
Stock Index: Investment results that generally correspond to the performance of publicly-traded common stocks.	Large-Cap Core	QMA

Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)

Unaffiliated Funds / Portfolios
Funds / Portfolios / Objectives	Style/Type	Advisers
Dreyfus International Equity Portfolio1: Capital growth.	International – Equity	Dreyfus
Dreyfus Opportunistic Small Cap Portfolio1: Capital growth.	Small-Cap Core	Dreyfus
DWS High Income VIP2: High level of current income.	Fixed Income – High Yield	Deutsche
Templeton Developing Markets Securities Fund3: Long-term capital appreciation.	International – Equity	Asset Management
Templeton Foreign Securities Fund3: Long-term capital growth.	International – Equity	Investment Counsel
Janus Enterprise Portfolio4: Long-term growth of capital.	Mid-Cap Growth	Janus Capital
Lazard Retirement Emerging Markets Equity Portfolio5: Long-term capital appreciation.	International – Equity	Lazard
MFS Research Series1: Capital appreciation.	Large-Cap Core	MFS
AMT Short Duration Bond Portfolio6: Highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.	Fixed Income – Government	NBM
T. Rowe Price Equity Income Portfolio: Substantial dividend income as well as long-term growth of capital.	Large-Cap Value	T. Rowe Price
T. Rowe Price Mid Cap Growth Portfolio: Long-term capital appreciation.	Mid-Cap Growth	T. Rowe Price
1.	Initial Shares
2.	Class A Shares
3.	Class 2 Shares
4.	Institutional Shares
5.	Class I Shares

Investment Advisers for Unaffiliated Funds / Portfolios

•	Deutsche Investment Management Americas Inc. (“Deutsche”)
•	Dreyfus Corporation ("Dreyfus")
•	Janus Capital Management LLC (“Janus Capital”)
•	Lazard Asset Management LLC ("Lazard")
•	Massachusetts Financial Services Company ("MFS")
•	Neuberger Berman Management Inc. ("NBM")
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")
•	Templeton Investment Counsel, LLC (“Investment Counsel”)
•	Templeton Asset Management Ltd. (“Asset Management”)

The investment advisers or subadvisers for the Funds charge a daily investment management fee as compensation for their services.  These fees are more fully described in the prospectus for each Fund.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying variable investment options.  Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage.  The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract owners and to determine what action, if any, should be taken.  Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Fund; or
(4)	differences between voting instructions given by variable life insurance and variable annuity contract owners.

A fund or portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public.  Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

Each Fund has provided Prudential with information about its management fees and other expenses. Except for the Prudential Series Fund, Inc., Prudential has not verified that information independently.

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those Funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2011 , the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%.  Some Funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee:

•	Franklin Templeton Developing Markets Securities Fund
•	Franklin Templeton Foreign Securities Fund
•	Lazard Retirement Emerging Markets Equity Portfolio

In addition to the payments that we receive from underlying funds and/or their affiliates, those same funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

Prudential is the legal owner of the shares of the mutual funds associated with the variable investment options. Because we are the owner, we have the right to vote on any matter that shareholders of the Funds vote on. The voting happens at regular and special shareholder meetings. We will (as required by law) vote in accordance with voting instructions we receive from Participants.  When a vote is required, we will mail you a proxy which is a form you need to complete and return to us to tell us how you wish to vote. A Fund may not hold annual shareholder meetings when not required to do so under the laws of the state of its incorporation or under federal securities laws.

If we do not receive timely voting instructions for Fund shares from Participants, we will vote those shares in the same proportion as shares in the Funds for which we do receive instructions. We will do the same thing for shares held as general account investments of Prudential. If federal securities laws change so that Prudential is allowed to vote on Fund shares in our own right, we may decide to do so.

Generally, you may give us voting instructions on matters that would be changes in fundamental policies of the Funds. You may also give us voting instructions on any matter that requires a vote of the Fund's shareholders. But, if a Fund that you participate in has a vote on approval of the investment advisory agreement or any change in a Fund's fundamental investment policy, you will vote separately by Fund. This practice is dictated by federal securities laws.  Here's how we will determine the number of Fund shares and votes for which you may give instructions:

•
To determine the number of Fund shares, we will divide the part of your Certificate Fund that is derived from participation in a Subaccount by the value of one share in the corresponding portfolio of the applicable Fund.

•	The number of votes will be determined as of the record date chosen by the Board of Directors of the applicable Fund.

We reserve the right to change the way in which we calculate the weight we give to voting instructions. We would make such a change to comply with federal regulations.

If we are required by state insurance regulations, we may disregard voting instructions in certain instances.  Also, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds' portfolios, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, we will tell you that we did and our reasons for it in the next annual or semi-annual report to Participants.

Substitution of Variable Investment Options

If Prudential's management determines that an available portfolio of the Funds becomes unsuitable for investment by Participants for whatever reason, we may substitute the shares of another portfolio or of an entirely different mutual fund. Our management might find a portfolio to be unsuitable because of investment policy changes, tax law changes, the unavailability of shares for investment, or other reasons. We would not do this without the approval of the Securities and Exchange Commission and any necessary state insurance departments.   We would notify Group Contract Holders and Participants in advance if we were to make such a substitution

The Fixed Account

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential's general assets, commonly referred to as the general account.  The general account consists of all assets owned by Prudential other than those in the Account and other separate accounts that have been or may be established by Prudential.  Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Participants do not share in the investment experience of those assets.

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential may in its sole discretion declare a higher rate, though we are not obligated to do so. At least annually and anytime you ask, we will tell you what interest rate currently applies.

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Certificate have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option.  Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

Prudential has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to six months. See the When Proceeds Are Paid section.

CHARGES AND EXPENSES

The total amount invested in the Certificate Fund, at any time, consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, plus any interest credited on amounts allocated to the fixed rate option, and the principal amount of any Certificate loan plus the amount of interest credited to the Certificate upon that loan.  See Loans.  Most charges, although not all, are made by reducing the Certificate Fund.

In several instances we use the terms "maximum charge" and "current charge."  The "maximum charge", in each instance, is the highest charge that we may make under the Certificate.  The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Certificate Fund may change from time to time, subject to maximum charges.  In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed.    Changes in charges will be by class.  We will not recoup prior losses or distribute prior gains by means of these changes.

This section provides a more detailed description of each charge that is described briefly in the charts beginning on page 1 of this prospectus.

Charge for Taxes Attributable to Premiums

We may deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently 0.00%. Currently, the taxes paid by us for this Group Contract are a deduction in computing Premium Refunds .

We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the Operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

We may increase this charge at any time.

Withdrawal Charge

Under some Group Contracts, a transaction charge may be imposed for each withdrawal. The current charge is the lesser of $10 and 2% of the amount you withdraw. The maximum charge for withdrawals is $20.  We will deduct the transaction charge from Certificate Fund.

Cost of Insurance

Each month, we will deduct from your Certificate Fund a charge for the cost of your insurance (a “COI” charge). We will take the charge from each investment option you selected in the same proportion that the value of your Certificate Fund is invested. To calculate the cost of insurance charge, we multiply:

- your Certificate's “Net Amount at Risk” by

- the “cost of insurance rate” for the Covered Person.

“Net Amount at Risk” means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

The “cost of insurance rate” is based on many factors, including:

•	the Covered Person's age;

•	the Covered Person's rate class (such as classes for standard, select status, and preferred);

•	the Covered Person’s gender (except for residents of Montana);

•	the life expectancy of the people covered under your Group Contract;

•	the additional insurance benefits shown in the Additional Insurance Benefits section;

•	the expected expenses.

The cost of insurance rate will generally increase as the Covered Person ages.  We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contract Holder are based on many factors, including:

•	The number of Certificates in effect;

•	The number of new Certificates issued;

The number of Certificates surrendered;

•	The expected claims (Death Benefits, accelerated benefits and surrenders);

•	The expected expenses; and

•	The level of administrative services provided to the Group Contract Holder.

In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed, since they are an important factor in calculating the expected claims, expenses and costs. However, we are generally prohibited by state insurance law from recovering past losses.

•
If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class. We will not change them to be higher than the guaranteed cost of insurance rates shown in your Certificate. The guaranteed maximum rates are set out in the 1980 CSO Male Table.

Generally, we will deduct the COI charge on the Monthly Deduction Date.

COI Rates: The highest current charge per thousand is $ $29.19, and applies to male Covered Persons age 99.  The lowest current rate per thousand is $.02, and applies to female Covered Persons under age 30.

The following table provides sample per thousand cost of insurance rates for Covered Persons who are in the standard class:

Covered Person	Males	Females
35	$0.05	$0.04
45	$0.16	$0.13
55	$0.54	$0.44
65	$1.69	$1.37

Monthly Deductions from the Certificate Fund

In addition to the Cost of Insurance Charge described above, Prudential will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option you have selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date.

1. Charge for Additional Insurance Benefits:  The Additional Insurance Benefits section tells you about benefits that you may be able to buy in addition to the Group Variable Universal Life Insurance and the additional insurance benefits that the Group Participant elected to buy. We will deduct a separate charge from your Certificate Fund each month for any additional insurance benefits that you have elected.

Accelerated Benefit Option: There is no additional charge for this benefit.

Child Term Insurance: The rate for child term insurance is currently $6.00 per year for $10,000 coverage.  This charge is deducted from the annual refund, if any.

Waiver Benefit: The current waiver charges will vary from $0.002 to $0.07 per $1,000 of Net Amount of Risk per month.  The rates vary by Attained Age, gender, and rate class of the Covered Person.

AD&D on the Covered Person’s life: The monthly charge is $0.02 for Covered Persons at ages less than 65 and $0.03 for ages 65 to 74 per $1,000 of Net Amount at Risk.  We will deduct a separate charge from your Certificate Fund each month for this additional insurance benefit.

2. Charge for Administrative Expenses: Currently, we do not impose a monthly charge for administrative expenses, but we may deduct such a charge in the future. This charge would pay for maintaining records and for communicating with Participants and your Group Contract Holder. If we did deduct such a charge, it would not exceed $4 per month.

3. Charge for other taxes: We reserve the right to deduct a charge to cover federal, state, or local taxes that are imposed on the operations of the Account. These are taxes other than those described under Charge For Taxes Attributable to Premiums section. Currently, we do not charge for these other taxes.

Daily Deductions From the Variable Investment Options

Each day, Prudential deducts a charge from the assets of each of the variable investment options in an amount equal to an effective annual rate of up to 0.90%.  This charge is intended to compensate us for assuming mortality and expense risks of the insurance provided under the Group Contract. The “mortality risk” assumed is the risk that Covered Persons may live for shorter periods of time than Prudential estimated when we determined what mortality charge to make. The "expense risk" assumed is the risk that expenses for issuing and administering the insurance will be more than Prudential estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account.

Transaction Charges

Prudential may make the following Transaction Charges:

•
When you make a withdrawal from your Certificate Fund. The charge is $10 or 2% of the amount you withdraw, whichever amount is less. Prudential may increase this charge in the future, but it will not exceed $20.

•
When you request more that 12 transfers between investment options in a Certificate Year the charge is currently $10 for each transfer after the 12th transfer. Prudential may increase this charge in the future, but it will not exceed $20.  Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Certificate year.

•
When you request a reprint of a quarterly report that was previously sent to you for a period that ended more than one year ago.  The charge is currently $2.50 for each quarterly report.  In the future, Prudential may charge for any reprints requested and may increase this charge, but it will not exceed $20 for reports covering each policy year.

Also, Prudential has the right to assess a charge for any taxes that may be imposed on the operations of the Account.

Portfolio Charges

We deduct charges from and pay expenses out of the variable investment options as described in the Fund prospectuses.  Prudential also reserves the right to assess a charge for any taxes that may be imposed on the operations of the Account.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Holder

The Contract Holder is JP Morgan Chase Bank, as Trustee of the American Institute of Certified Public Accountants Insurance Trust.   Effective October 1, 2011 Bank of New York Mellon will replace JP Morgan Chase Bank as Contract Holder.

Certificate Holder

The Participant is generally an Eligible Group Member who becomes a Covered Person under a group variable universal life plan.  However, if the Certificate is assigned, then the assignee will become the Participant replacing any previous Participant.   A Participant has all the rights and obligations to their Coverage, such as the right to surrender the Certificate.  Subject to the limitations set forth in the Certificate, the Participant may, with respect to their Coverage:

(1)	designate and change the beneficiary;
(2)	make premium payments;
(3)	access certificate values through loans and withdrawals;
(4)	surrender his or her coverage;
(5)	allocate amounts in his or her Certificate Fund among the Variable Investment Options and/or the Fixed Interest Rate Option; and
(6)	decrease face amount.

A Participant may assign his or her coverage.  Any rights, benefits or privileges that the Participant has may be assigned without restriction.  The rights assigned include, but are not limited to, any right to designate a beneficiary or to convert to another contract of insurance.

Applicant Owner

The Group Contract has an “Applicant Owner” provision. An “Applicant Owner” is a person who may apply for coverage on the life of an Eligible Group Member. And if an Eligible Group Member agrees to let another person be the Applicant Owner of the Certificate, that person would have all of the rights to make decisions about the coverage. References to "Participant" and "You" in this prospectus also apply to an Applicant Owner.

When naming an Applicant Owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be Applicant Owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member. A person must have attained the age of majority to be an Applicant Owner.  At any one time, only one person may be an “Applicant Owner” under a Certificate.

An “Applicant Owner” must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If we approve the enrollment form, we will issue the Certificate to the Applicant Owner.

However, states may require that the Certificate be initially issued to the insured Eligible Group Member.  In those cases, the three year rule contained in the Internal revenue Code section 2035 may apply.  You should consult your tax adviser if you are considering having the Certificate issued to someone other than the insured Eligible Group Member.

Beneficiary

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate.  You must use the form that Prudential requires you to use.  You may change the beneficiary at any time.  You do not need the consent of the present beneficiary.  If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions.

OTHER GENERAL CONTRACT PROVISIONS

How Prudential Issues Certificates

To apply for coverage under a Group Variable Universal Life Insurance contract, an Eligible Group Member must fill out an enrollment form. Prudential may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

Usually, the Eligible Group Member buys coverage on his or her own life from the coverage options available under the Group Contract. But, under your Group Contract, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential Insurance considers the other person to be a Participant. No matter whose life is covered, the Participant is the person who "owns" the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term “Participant” or “You,” we mean the person who owns those rights. When we use the term “Covered Person,” we mean the person whose life is covered.

Prudential will issue a Certificate to each Participant. The Certificate tells you about your rights, benefits, coverage, and obligations under the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

Effective Date of Insurance

When your insurance begins depends on what day of the month Prudential approves your completed enrollment form.  If we approve your completed enrollment form prior to the twentieth day of a month, your insurance will begin on the first day of the next month after you meet all of the requirements.  If we approve your completed enrollment form on or after the twentieth day of a month, your insurance will begin on the first day of the month after the next month.

Effective Date of More Favorable Rate Class

When your more favorable rate class begins depends on what day of the month Prudential approves your completed enrollment form.  If we approve your completed enrollment form prior to the twentieth day of a month, your lower rates will begin on the first day of the month after you meet all of the requirements.  If we approve your completed enrollment form on or after the twentieth day of a month, your lower rates will begin on the first day of the second month after you meet all of the requirements.

Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 74. Also, a Participant's Face Amount of Insurance will end at the maximum age shown in the Certificate (usually, that is age 100).

When a Participant reaches the maximum age, we make available these two options:

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You may ask to receive the Cash Surrender Value of the Certificate. Prudential believes that a cash surrender upon termination of coverage will be subject to the same tax treatment as other surrenders. See the Taxes section.

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You can remain invested in your investment options. Under this option, we will no longer deduct monthly charges for the cost of insurance. The Death Benefit will change. Specifically, the Death Benefit will be equal to the amount of the Certificate Fund, minus any Certificate Debt and outstanding charges. The Death Benefit will no longer include the Face Amount of insurance. Also, we will no longer allow you to make premium contributions. You can still make loan repayments.

The Face Amount of your life insurance coverage may be reduced when you become 75 years old, and again when you become 80 years old. See Changes In Face Amount section.  Also, additional insurance coverages, such as Accidental Death and Dismemberment, will end according to separate rules. See the Additional Insurance Benefits section. You should refer to your Certificate to learn when coverage under your Certificate will end.

“Free Look” Period

Generally, you may return a Certificate for a refund within 30 days after you receive it. This 30-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Benfield Securities, Inc.  (You may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract.)

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges.  The amount refunded will be further reduced by any applicable federal and state income tax withholding.

During the first 30 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit premiums and transactions during the free look period.

If there is a change in your coverage that results in a new Certificate Date, the free look provision will not apply.

Assignment

You may assign your Certificate, including all rights, benefits and privileges that you have to someone else. If you do, you should consider the references to "you" in this prospectus as applying to the person to whom you validly assigned your Certificate.

Prudential will honor the assignment only if:

•	You make the assignment in writing;
•	You sign it; and
•	Aon Benfield Securities, Inc. receives a copy of the assignment, or Prudential receives a copy of the assignment at the Prudential office shown in your Certificate.

We are not responsible for determining whether the assignment is legal or valid.  Certificates that have been assigned are not permitted to use electronic transactions.

If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the Taxes section.

Premium Refunds

The Group Contract is eligible to receive Premium Refunds .  We do not guarantee that we will pay Premium Refunds . We decide the amount and manner of calculating any Premium Refunds .  This calculation may use factors, charges, expenses or other assumptions that differ from those actually charged or described in the Group Contract.  If there is a Premium Refund , Prudential Insurance will pay it to your Group Contract Holder, who will pass it on to the subscribers to the AICPA Insurance Trust in the form of a refund. Ordinarily, any refund will be reinvested in your insurance – that is, as a premium payment. However, you may choose to receive your refund in cash by notifying Aon Benfield Securities, Inc. in writing.

Suicide Exclusion

Generally, if the Covered Person dies by suicide within two years from the Certificate Date or reinstatement, Prudential will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt and any withdrawals, since the Certificate Date or reinstatement. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

Incontestability

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

Misstatement of Age and/or Gender

If the Covered Person's age is stated incorrectly in the Certificate and the error is detected prior to their death, we will adjust the monthly cost of insurance deduction to reflect the proper amount based on the correct age. If an adjustment results in an increased cost of insurance, Aon Benfield Securities, Inc. will bill for the difference. If an adjustment results in a decreased cost of insurance, Aon Benfield Securities, Inc. will refund the difference. If the change in age affects the amount of the person’s insurance, Prudential will change the amount and the cost of insurance accordingly.

If the Covered person’s gender is updated in our records, the monthly cost of insurance will be revised starting with the next month.  Also, we will adjust the first monthly cost of insurance deduction after we update our records.  This adjustment will reflect the sum of the differences each month since October of 2005 (or effective date, if later).

Termination of a Group Contract Holder’s Participation

The Group Contract Holder may decide to terminate the Group Contract with Prudential, by giving Prudential 90 days' written notice.

In addition, Prudential may terminate a Group Contract:

•	If the aggregate Face Amount of all Certificates, or the number of Certificates in force, falls below the permitted minimum, by giving the Group Contract Holder 90 days' written notice; or

•	If the Group Contract Holder fails to remit premium payments to Prudential in a timely way.

Termination of the Group Contract means that the Group Contract Holder will not remit premiums to Prudential. In that event, no new Certificates will be issued under the Group Contract.  How the termination affects you is described in the Options on Termination of Coverage section. The options that are available to you from Prudential may depend on what other insurance options are available to you.  You should refer to your particular Certificate to find out more about your options at termination of coverage.

Participants Who Are No Longer Eligible Group Members

If you are no longer a member of either the AICPA, any State Society of CPAs or other qualifying organization, you are no longer eligible for coverage. Your Group Variable Universal Life Insurance will end on the last day of the month in which Aon Benfield Securities, Inc. receives notice that you are no longer eligible for coverage.

If your insurance ends, you have the options of Conversion, Paid-Up Coverage, or payment of Cash Surrender Value, which are described in the Options on Termination of Coverage section below. If you are a member of both the AICPA and a State Society of CPAs or other qualifying organization, and you end one of those memberships, your coverage may be reduced. If that happens, you will have a Conversion Privilege to the extent of the reduction.

Options on Termination of Coverage

Your insurance coverage under the Group Contract will end when the Group Contract itself ends or when you are no longer an Eligible Group Member.  If the Group Contract ends, the effect on Participants depends on whether or not the Group Contract Holder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value.  Generally, here is what will happen:

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If the Group Contract Holder does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.  If you had Certificate Debt that is not carried forward as a loan on the new Certificate, that amount of your debt will be immediately taxable to the extent of any gain.

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If the Group Contract Holder does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have the options of converting your Certificate, purchasing Paid-Up Coverage, or receiving the Cash Surrender Value.  Each option is listed below in more detail.

Conversion

You may elect to convert your Certificate to an individual life insurance policy without giving Prudential evidence that the Covered Person is in good health. To elect this option, you must apply for it and pay the first premium:

•	Within 31 days after your Certificate coverage ends or reduces without your request, if you were given notice no more than 15 days after the coverage under the Group Contract ends or is reduced, or;
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Within 45 days after you were given notice that your Certificate coverage ends or reduces without your request, if you were given notice more than 15 days, but less than 90 days, after the coverage under the Group Contract ends or is reduced, or;

•	Within 90 days after your Certificate coverage ends or reduces without your request, if you were not given written notice.

You may select any form of individual life insurance policy (other than term insurance) that Prudential normally makes available to persons who are the same age as you and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class.

If your coverage reduces without your request, you may convert the amount of the reduction. If your coverage ends because you are no longer an Eligible Group Member, the amount you are able to convert may not exceed the total amount of life insurance ending for you reduced by:

•	The amount of your Certificate Fund needed to cancel any loan due,

•	The amount of any paid-up insurance you may have purchased by using your Certificate Fund after the Face Amount of insurance ends, and

•	The amount of group life insurance, from any carrier, for which you become eligible within the next 45 days.

If a Covered Person dies within 90 days after the Certificate ends or reduces it without your request and you otherwise had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. But, the Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

Paid-Up Coverage

You may elect to use your Certificate's Cash Surrender Value for Paid-Up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day you elect Paid-Up Coverage. The insurance amount will depend on how much the Cash Surrender Value is and on the Covered Person’s date of birth. But, the amount of Paid-Up Coverage cannot be more than your Certificate's Death Benefit right before you elect Paid-Up Coverage. Once you elect Paid-Up Coverage, it will be the only coverage provided under your Certificate.

You may elect this option within 61 days of the date your Certificate ended.  Prudential will make the Paid-Up Coverage effective as of the end of the Business Day on which Aon Benfield Securities, Inc. receives your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the Taxes section.

Payment of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Aon Benfield Securities, Inc. on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

When Proceeds Are Paid

Prudential will generally pay any Death Benefit, Cash Surrender Value, withdrawal or loan proceeds within 7 days after Aon Benfield Securities, Inc. receives the request for payment.  We will determine the amount of the Death Benefit as of the date of the Covered Person's death.  For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in Good Order.  There are certain circumstances when we may delay payment of proceeds:

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We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists.

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We expect to pay proceeds that come from the Fixed Account or from Paid-Up Coverage promptly upon request. But, we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the current rate for settlement options left with Prudential to accumulate with interest if we may delay payment for more than 10 days.

PROCEDURES

Your Group Contract has procedures for how you will conduct transactions under your Group Variable Universal Life Insurance--for example, how you will submit an enrollment form, make premium payments, request loans and withdrawals, and transfer or reallocate money in your Certificate Fund. You should consult the appropriate form to learn what those procedures are.

Premium payments must be sent to the AICPA Insurance Trust at the address on your form or bill.   Prudential will consider premium payments to be "received" when the AICPA Insurance Trust receives them in Good Order at the address on the premium bill or form.  If you send your premium payment to the wrong address or without the correct form, it will be forwarded to the correct address and the date of receipt will be the date it is received at the correct address and the correct account is determined.

Loan repayments must be sent directly to Prudential at a unique address that appears on the loan repayment form.

All other transactions or requests must be sent to Aon Benfield Securities, Inc. at the address on each respective form.  If you do not have the proper form, you may request one from Aon Benfield Securities Inc. at (800) 223-7473.    Aon Benfield Securities, Inc. is the plan agent for the Contract and is a wholly-owned subsidiary of Aon Corporation and an affiliate of Aon Insurance Services.

Electronic Transactions

You may be able to perform some transactions electronically. These transactions include: transferring amounts among available investment options, making surrenders, requesting withdrawals, and requesting loans.

Prudential will not be liable when we follow instructions that we receive electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that you will be able to get through to complete an electronic transaction during peak periods, such as periods of drastic economic or market change, or during system failures or power outages.

When Prudential Reconciles Financial Transactions

Transactions received in Good Order by us before 4 p.m. Eastern time on a Business Day are processed on the same day. Transactions received in Good Order after 4 p.m. Eastern time on a Business Day are processed on the next Business Day.

ADDITIONAL INSURANCE BENEFITS

The following additional insurance benefits are available to you, either automatically or as options.

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Child Term Insurance

You may choose a child term insurance benefit.  This life insurance benefit covers your dependent child or children.  The child must be unmarried, living at birth and less than 21 years old.  The age 21 limit does not apply to a child who is wholly dependent on you for support and maintenance, is enrolled full time as a student in a school and is less than age 25.  You should refer to your Certificate to learn the details of any benefit that may be available to you.

If you choose this optional benefit, it will reduce the amount of the annual refund that you could otherwise receive from your Group Contract Holder.

Accelerated Benefit Option

You are automatically covered for the Accelerated Benefit Option.   Under an accelerated benefit option (referred to in your Certificate as Option to Accelerate Payment of Certain Death Benefits), you can elect to receive an early lump sum payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. "Terminally ill" means the Covered Person has a life expectancy of 6 months or less. You must give Prudential satisfactory evidence that the Covered Person is terminally ill.

The amount of the accelerated payment will be equal to a portion of the Covered Person's Net Amount at Risk, plus a portion of the Covered Person's Certificate Fund.  If you elect to receive payment under the Accelerated Benefit Option, then the total amount otherwise payable on the Covered Person's death will be reduced by the amount of the accelerated payment.

We will not pay an accelerated benefit if coverage was assigned or if you are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated benefit that is available to you.   Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated benefit. The amount of future premium payments you can make will also be limited.

Adding the Accelerated Benefit Option to your Certificate will not affect the way you are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if you actually receive proceeds from the Accelerated Benefit Option, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated benefit option is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before you elect to receive this benefit.

Accidental Death and Dismemberment Benefit

If you are younger than age 75, you may be covered for an Accidental Death and Dismemberment Benefit.  You may elect to decline an Accidental Death and Dismemberment Benefit.  An Accidental Death and Dismemberment Benefit provides you insurance for accidental loss of life, sight, hand, or foot. This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, medical or surgical treatments, and acts of war are not covered. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations. You should refer to your Certificate to learn the details of any benefit that may be available to you. This benefit ends when you reach age 75.

Extended Death Protection During Total Disability

You may choose an extended Death Benefit option (also referred to as Waiver of Cost of Insurance Charges) that provides protection during your total disability. Under this provision, Prudential Insurance will waive your monthly charges if you became totally disabled prior to age 60 and your disability continues for at least 9 months. We will extend your insurance coverage for successive one-year periods, generally until age 75. You must provide satisfactory proof of continued total disability. At age 75, Monthly Charges will again be deducted and coverage may lapse if the Certificate Fund is insufficient. See the Lapse section.

PREMIUMS

Your Group Variable Universal Life Insurance has flexible premiums.

Routine Premium Payments

You will usually be able to decide how often to make premium payments and how much each premium payment will be. You must make sure that there is enough value in your Certificate Fund--minus Certificate Debt and outstanding charges-- to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). If the balance in your Certificate Fund is less than the amount of any month's charges, you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don't, your insurance coverage will end.  See the Lapse section to learn how your insurance will end and what you can do to stop it from ending.

You will also be required to pay a minimum initial premium to become a Participant. The minimum initial premium equals the cost of coverage for the first two months.

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Each additional premium payment must be at least $100. Prudential reserves the right to limit the amount of additional premiums.

How You Will Pay Premiums

Participants will remit payments to Aon Benfield Securities, Inc. (who will pass them on to us).

Deducting Premiums by Automatic Debit

You may choose to have your premium deducted automatically from your checking or savings account.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes.  Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code.  That status could have significant disadvantages from a tax standpoint.  We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract.  When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment.  If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

If you have notified us in the past 13 months that you want us to refund excess premium payments causing Modified Endowment Contract treatment and we receive any excess payment which is less than $100.00, then we may, without additional notification by you, sell the minimum number of shares necessary so as not to cause your Certificate to be treated as a Modified Endowment Contract.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund.  See the Taxes section.

Allocation of Premiums

Prudential will deposit premium payments in your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called the "Net Premium."  See the Charges and Expenses section.

Here's how Prudential will deposit and invest your Net Premiums: we generally will make deposits to your investment options at the end of the Business Day on which Prudential receives the payment. Any payments received before the Certificate Date will be deposited as of the Certificate Date.

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BEFORE THE CERTIFICATE DATE. Prudential will hold any premium payment that it receives before the Certificate Date in a non-interest bearing account (on your behalf). We will not pay interest on those amounts. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.

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DURING THE FIRST 30 DAYS THAT YOUR CERTIFICATE IS IN EFFECT.  We will invest any Net Premiums that we receive during the first 30 days in the Fixed Account.  We will leave the Net Premiums in the Fixed Account for those first 30 days.

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AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 30 DAYS. After your Certificate has been in effect for 30 days, Prudential will invest the Net Premiums in your Certificate Fund and allocate them by your percentage for each investment option in our records.

If you have not given us complete instructions on how you want Net Premiums to be invested, we will leave your Net Premiums invested in the Fixed Account until you furnish complete information.

Changing the Allocation of Future Premium Payments

You may ask Prudential to change the way your future premium payments will be allocated among the investment options. Aon Benfield Securities, Inc. will give you a form to use for this purpose. We will start to allocate premium payments in the new way as of the end of the Business Day on which Aon Benfield Securities, Inc. receives your request form in Good Order.  The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percentages.

You may not change the way Prudential allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund, minus Certificate Debt and outstanding charges, to cover each month’s charges. See the Lapse section.

We do not currently charge for changing the allocation of your future premiums. But, we may charge for changes in the future.

Transfers/Restrictions on Transfers

You may transfer amounts from one investment option to another.  You may request a transfer in terms of dollars (such as a transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).

There are some rules about how transfers can be made:

•	The minimum amount you may transfer from one option to another is $100 (or the entire balance in the investment option, if it is less than $100).

•	The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

For the first 20 transfers in a Certificate Year, you may transfer amounts by proper written notice, or electronically.  See the Electronic Transactions section. After you have submitted 20 transfers in a Certificate Year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a Certificate Year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers among investment options per Certificate Year.  There is an administrative charge of up to $20 for each transfer exceeding 12 in any Certificate Year.

For purposes of the 20 transfer limit, we currently do not count transfers that involve one of our systematic programs, such as Dollar Cost Averaging.   For additional information, please see the Dollar Cost Averaging section.

The Group Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers.  Large or frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for Fund advisers/sub-advisers to manage the variable investment options.  Large or frequent transfers may cause the Funds to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Participants.  If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the share prices of the variable investment options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the variable investment option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on share price of the affected variable investment option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers.  We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Participant.  We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied uniformly to all Participants, and will not be waived.  However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Participants may be able to effect transactions that could affect Fund performance to the disadvantage of other Participants.

Owners of variable life insurance or variable annuity contracts that do not impose the above-referenced transfer restrictions might make more numerous and frequent transfers than Participants and other contract owners who are subject to such limitations.  Contract owners who are not subject to the same transfer restrictions may have the same underlying variable investment options available to them, and unfavorable consequences associated with such frequent trading within the underlying variable investment option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract and Participants.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted.  Under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract owners who violate the excessive trading policies established by the Fund.  In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan Participants.  The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures.  In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations.  For these reasons, we cannot guarantee that the Funds (and thus Contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

A Fund also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that Fund that occurs within a certain number of days following the date of allocation to the variable investment option.  Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us.  The fee will be deducted from your Contract Value to the extent allowed by law.  At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Aon Benfield Securities, Inc. on the form we require you to use for this purpose. Aon Benfield Securities, Inc. will give you a form to request a transfer.

Dollar Cost Averaging

As an administrative practice, we currently offer a feature called Dollar Cost Averaging , or DCA.  Once the free look period ends, this feature lets you systematically transfer specified dollar amounts from the Prudential Series Fund Money Market Portfolio to the other available Funds at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day of the following month.

You may use DCA at any time after your Certificate becomes effective. But, to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. And, the minimum transfer amount is $100.

Aon Benfield Securities, Inc. will give you a form to request DCA. If Aon Benfield Securities, Inc. receives your request form in Good Order by the tenth of the month, we will start DCA processing during the next month.  If the request is received after the tenth day of the month, we will start DCA processing during the month after the next month. We will terminate the DCA arrangement when any of the following events occur:

•	We have completed the designated number of transfers;

•	The amount you have invested in the Prudential Series Fund Money Market Portfolio is not enough to complete the next transfer;

•	Aon Benfield Securities, Inc. receives your written request to end the DCA arrangement; or

•	You no longer have coverage under the Group Variable Universal Life Insurance.

Currently, we do not charge for the DCA arrangement but we may in the future.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when its price is low and less of the Fund when its price is high. Therefore, you may achieve a lower average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

We reserve the right to change this practice, modify the requirements, or discontinue the feature.

DEATH BENEFITS

When Proceeds Are Paid

Prudential will pay a Death Benefit to the beneficiary you have named, when the Covered Person dies.

Amount of the Death Benefit

The Death Benefit is the Face Amount of insurance plus the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any additional insurance benefit, if the Covered Person’s insurance is not in default and there is no Certificate Debt or withdrawal.

When a Covered Person attains age 100, the person’s Death Benefit will be equal to the Certificate Fund, less any Certificate Debt outstanding and any past due monthly charges.  The Face Amount of Insurance ends, the monthly Expense Charges for the Cost of Insurance will no longer be required and Prudential will no longer accept premiums .  Any additional provisions that may have been part of the Variable Universal Life Coverage will end.

Adjustment in The Death Benefit

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the “Cash Value Accumulation Test”.

If that were the case for your Certificate, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the Covered Person’s Attained Age. For this purpose, we base the Net Single Premium on the 1980 CSO Male Table, and interest rates as described in The Internal Revenue Code, Section 7702.

Death Claim Settlement Options

Prudential may make a range of settlement and payment options available to group life insurance beneficiaries.  Subject to applicable state law the standard method of paying group life insurance benefits of certain amounts as established by Prudential (currently $5,000)is via a retained asset account, such as Prudential’s Alliance Account® whereby funds are held with Prudential.  When the claim is paid, the full amount of life insurance proceeds payable to the claimant is paid in a single distribution by the establishment of an interest-bearing Alliance Account in the beneficiary’s name.  The beneficiary can access all funds immediately by writing a check for the entire amount, may leave funds in the account as long as desired, and generally preserve the ability to transfer all or some funds to other settlement options as available.  The Alliance Account begins earning interest immediately and continues earning interest until all funds are withdrawn or the account is closed based on any minimum balance requirement, in which event a close-out check is sent to the beneficiary.  Interest is accrued daily, compounded daily, and credited monthly.  The interest rate may change at any time, subject to a minimum rate applicable for successive 90 day periods, and is adjusted at Prudential’s discretion based on variable economic factors (including but not limited to, prevailing market rates for short term demand deposit accounts, bank money market rates and Federal Reserve interest rates) and may be more or less than the rate Prudential earns on the funds in the account.  The Alliance Account is backed by the financial strength of The Prudential Insurance Company of America.  It is not FDIC insured because it is not a bank account or a bank product.  Alliance is not available for payments less than $5,000, payments to individuals residing outside the United States and its territories, and certain other payments.  These payments will be paid by check.  Beneficiaries may wish to consult a tax advisor regarding interest earned on the account.  Prudential’s Alliance Account is a registered trademark of The Prudential Insurance Company of America.

The following settlement and payment options are also available (please note availability of options is subject to change):

Payments for a Fixed Period

The Death Benefit plus interest may be paid over a fixed number of years (1 to 25) either monthly, quarterly, semi-annually, or annually. The payment amount will be higher or lower depending on the period selected and the interest rate may change. Beneficiaries may withdraw the total present value of payments not yet made at any time.

Payments in Installments for Life

The Death Benefit may provide monthly payments in installments for as long as the beneficiary lives. Beneficiaries may choose a guaranteed minimum payment period (5, 10, or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If the beneficiary dies before Prudential has made all guaranteed payments, we will pay the present value of the remaining guaranteed payments to a payee your beneficiary designates. If your beneficiary does not choose a payment period, no Death Benefits will be paid.

Payment of a Fixed Amount

The beneficiary may choose an income payment of a stated amount either monthly, quarterly, semi-annually, or annually. Prudential will make the payment until the proceeds and interest earned are fully paid. Your beneficiary receives a guaranteed specified sum for a limited number of years. The interest rate can change. Any interest credited will be used to extend the payment period.

Under each of the previously-mentioned alternative options, each payment must generally be at least $20.

Interest Income

All or part of the proceeds may be left with Prudential to earn interest, which can be paid annually, semi-annually, quarterly, or monthly. The minimum deposit is $1,000. This option allows your beneficiary to choose another settlement option at a later time. Withdrawals of $100 or more (including the entire unpaid Death Benefit) can be made at any time.

Lump Sum

Your beneficiary may choose to receive the full death benefit in a single lump sum check.

If the beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Please consult your tax advisor for advice.

Changes in Face Amount of Insurance

The Face Amount of insurance may increase or decrease. You may choose to increase or decrease the Face Amount of your insurance at certain times according to the Group Contract and Prudential's rules. The Face Amount may also decrease automatically when you reach age 75 and age 80. Here are some general statements about changes in your Face Amount of insurance. But you should read your Certificate to learn how changes work in your case.

When your Face Amount of insurance changes - whether it increases or decreases - the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. When we identify such a situation, we generally will notify you and ask whether you want us to process the Face Amount of insurance change. When you respond to this notification, we will process the change as you have requested in your response.  The Good Order date that we receive your response to this notification will be the effective date of this Face Amount change.  Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future. See the Taxes section.  You should consult your tax adviser before you change the Face Amount of your insurance.

Increases in Face Amount

Whether you are eligible to increase the Face Amount will depend on several factors at the time you request an increase.  These factors include:

•	your current Face Amount;.

•	your age;

•	your AICPA membership;

•	your State Society of CPA or other qualifying organization membership; and

•	the schedule of coverage available.

When we receive a request to increase the Face Amount of insurance, Prudential may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential may not allow the increase.

An increase in the Face Amount will result in higher insurance charges because our Net Amount at Risk will increase.

Decreases in Face Amount

Whether you are eligible to decrease the Face Amount will depend on several factors at the time you request a decrease.  These factors include:

•	The reduced Face Amount must be a scheduled amount available to you.

•	A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

•	The Face Amount may decrease automatically when you attain ages 75 and 80.

We will calculate the change in the Face Amount at the end of the first Business Day on or after the receipt of your instructions to decrease the Face Amount or when you attain age 75 or 80. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

How We Calculate the Face Amount of Your Insurance When You Reach Age 75 and Age 80

When you reach age 75, we will reduce the Face Amount to:

(1)	Five times the value of the Certificate Fund, or

(2)	75% of the Face Amount prior to age 75, whichever is greater

When you reach age 80, we will reduce the Face Amount to:

(1)	Five times the value of the Certificate Fund, or

(2)	50% of the Face Amount prior to age 75, whichever is greater

Once the Face Amount is recalculated, it will be rounded to the next highest $10,000 increment.  We will determine the amount of any reduction that occurs due to your attainment of an age on the later of (1) the Contract Anniversary coinciding with or next following your attainment of the reduction age and (2) the Contract Anniversary (October 1) on or after the tenth anniversary of the day on which you became insured for GVUL under the Group Contract.

The value of the Certificate Fund used in determining the reduced Face Amount will be calculated on the last Business Day prior to the effective date of the reduction.

But in no event will your ultimate Face Amount of insurance, as determined above, exceed your amount of insurance on the day prior to your attainment of the reduction age.  Nor will your amount of insurance at anytime be reduced to an amount below an amount required to keep the coverage within the definition of the life insurance under the Internal Revenue Code of 1986, or successor law, without reducing the Certificate Fund.

SURRENDER AND WITHDRAWALS

Surrender of a Certificate

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, all insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the end of the Business Day on which Aon Benfield Securities, Inc. receives your request form in Good Order.

We will pay the proceeds as described in the When Proceeds Are Paid section. If you redeem units from your Certificate Fund that you just purchased and paid for by check or ACH (Automatic Clearing House) transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See the Taxes section.

Cash Surrender Value

The Cash Surrender Value of your Certificate is equal to your Certificate Fund minus any Certificate Debt, outstanding charges. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account.  See the Loans section.

The Cash Surrender Value will change daily to reflect:

•	Net Premiums;

•	Withdrawals;

•	Increases or decreases in the value of the Funds you selected;

•	Interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

•	Interest accrued on any loan;

•	The daily asset charge for mortality and expense risks assessed against the variable investment options; and

•	Monthly charges that Prudential deducts from your Certificate Fund.

If you ask, Aon Benfield Securities, Inc. will tell you the amount of the Cash Surrender Value of your Certificate. Prudential does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to be zero.

Withdrawals

While your Certificate is in effect, you may withdraw part of your Certificate's Cash Surrender Value (“Withdrawal”). We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

Withdrawals will be effective as of the end of the Business Day on which Aon Benfield Securities, Inc. receives your request form in Good Order. We will pay you the amount withdrawn as described in the When Proceeds Are Paid section. If you redeem units from your Certificate Fund that were recently purchased by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

There is no limit on the number of withdrawals you can make in a year. However, there is a transaction charge for each withdrawal. Currently, this charge is $10 or 2% of the amount you withdraw, whichever is less. In the future, Prudential Insurance may raise this charge, but not above $20. We will deduct the transaction charge from the amount you withdraw. A withdrawal will decrease the amount of the Death Benefit.

You may not repay any amount that you withdraw, although you generally may make additional premium payments.  Withdrawals may have tax consequences. See the Taxes section.

Payment of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Aon Benfield Securities, Inc. on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

LOANS

You may borrow up to the Maximum Loan Value of your Certificate Fund. The Maximum Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

You cannot take a loan if the Certificate Debt exceeds the Maximum Loan Value. Prudential will pay loan proceeds as described in the When Proceeds Are Paid section.

Interest charged on the loan accrues daily at a rate that Prudential sets each year.  Interest payments are due the last business day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When you take a loan from your Certificate Fund, here's what happens:

•	We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

•	We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

•
We will generally credit interest to the amount in the Loan Account at an effective annual rate that is currently 1% less than the rate Prudential Insurance charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate, but will never be less than 4%.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund.  You should send your loan repayments directly to Prudential Insurance. You may request a loan repayment form from Aon Benfield Securities, Inc..

If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund. A withdrawal may have tax consequences. See the Withdrawals section and the Taxes section.

A loan will not cause your Certificate to lapse. However, your loan plus accrued interest (together, these are called "Certificate Debt") may not equal or exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges and your coverage will end. See the Lapse section below.

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the Taxes section.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be.  The effect could be favorable or unfavorable.  If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made.  If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

LAPSE AND REINSTATEMENT

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund balance is not enough, Aon Benfield Securities, Inc. will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay.  We will send the notice to the last known address we have on file for you.  This payment must be received by the end of the grace period, or the Certificate will no longer have any value.  The grace period is currently 71 days.  However, we guarantee that the grace period will be at least the later of 61 days after the Monthly Deduction Date, or 30 days after the date Aon Benfield Securities, Inc. mailed you the notice.  A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the Taxes section.

If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended or if you are no longer an Eligible Group Member.  (If you are an Applicant Owner, we will not reinstate a lapsed Certificate if the Covered Person is no longer eligible for coverage under the Group Contract.)

To reinstate your Certificate, you must send the following items to Aon Benfield Securities, Inc.:

•	A written request for reinstatement;

•	Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential;

•	A premium payment that is at least enough, after deduction of any charges that apply, to pay the monthly charges for the grace period and for two more months. See the Charges and Expenses section;

•
We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request for reinstatement. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability, and the period during which the suicide exclusion applies will start over again. See the Suicide Exclusion and Incontestability sections.

Currently, we do not charge for a reinstatement. But, we reserve the right to charge for reinstatements in the future.  Reinstatement of your Certificate does not reverse or eliminate tax reporting related to a lapse with an outstanding loan.

TAXES

This summary provides general information on federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance and Investor Control

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses or Statements of Additional Information.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	You will not be taxed on the growth of the Funds in the Certificate Fund, unless you receive a distribution from the Certificate Fund, and

•	The Certificate's Death Benefit will be income tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Moreover, regulations issued to date do not provide guidance concerning the extent to which Participants may direct their investments to the particular available Subaccounts of a separate account without causing the Participants, instead of Prudential Insurance, to be considered the owners of the underlying assets. The ownership rights under the Certificate are similar to, but different in certain respects from, those addressed by the Internal Revenue Service (“IRS”) rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the rulings. While we believe that Prudential Insurance will be treated as the owner of the separate account assets, it is possible that the Participants may be considered to own the assets.

Because of these uncertainties, we reserve the right to make changes--which will be applied uniformly to all Participants after advance written notice--that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance and that Prudential Insurance will be treated as the owner of the underlying assets.

In order to meet the definition of life insurance rules for federal income tax purposes, the Certificate must satisfy the Cash Value Accumulation Test under the Internal Revenue Code.

Under the Cash Value Accumulation Test, the Certificate must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Certificate qualifies as life insurance, the Certificate's Death Benefit may increase as the Certificate Fund value increases.  The Death Benefit, at all times, must be at least equal to the Certificate Fund multiplied by the applicable Attained Age factor.

Pre-Death Distributions

The tax treatment of any distribution you receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

Certificates Not Classified As Modified Endowment Contracts

•
If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service ("IRS").  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

•	Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

•
The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or an additional benefit is added or removed).  You should first consult a tax adviser if you are contemplating any of these steps.

•
If the Certificate is classified as a Modified Endowment Contract, then amounts you receive under the Certificate before the Covered Person's death, including loans, withdrawals, and premium refunds (passed on to you as an annual refund ) which are not reinvested are included in income to the extent that the Certificate Fund exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way.

•
These rules also apply to loans, withdrawals, premium refunds which are not reinvested, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

•
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.

Withholding

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations

If you transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the Covered Person, if different, dies.

The earnings of the Account are taxed as part of Prudential's operations. The Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

Federal Income Tax Status Of Amounts Received Under The Certificate

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the Death Benefit is fixed instead of variable). Here's what that means:

•	First, the Death Benefit is generally not included in the gross income of the beneficiary;

•	Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains;

•
Third, surrenders and withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income. The taxable portion of the distribution is taxed as ordinary income. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distributions section.

•	Fourth, loans are not generally treated as distributions. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distribution section.

You should consult your tax adviser for guidance on your specific situation.

Company Taxes

We will pay company income taxes on the taxable corporate earnings created by this separate account product.  While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract.  We will periodically review the issue of charging for these taxes and may impose a charge in the future.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law.  These benefits reduce our overall corporate income tax liability.  Under current law, such benefits may include foreign tax credits and corporate dividend received deductions.  We do not pass these tax benefits through to holders of the separate account group variable life insurance contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.  We reserve the right to change these tax practices.

LEGAL PROCEEDINGS

Prudential is subject to legal and regulatory actions in the ordinary course of its businesses, including class action lawsuits.  Prudential’s pending legal and regulatory actions include proceedings specific to it and proceedings generally applicable to business practices in the industries in which it operates, including in both cases businesses that have either been divested or placed in wind-down status.  In its insurance operations, Prudential is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In its investment-related operations, Prudential is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that Prudential made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. Prudential is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Prudential and its businesses and products. In addition, Prudential, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Prudential’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages.  The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

In January 2011, a purported state-wide class action, Garcia v. The Prudential Insurance Company of America was dismissed by the Second Judicial District Court, Washoe County, Nevada.  The complaint is brought on behalf of Nevada beneficiaries of life insurance policies sold by Prudential for which, unless the beneficiaries elected another settlement method, death benefits were placed in retained asset accounts that earn interest and are subject to withdrawal in whole or in part at any time by the beneficiaries.  The complaint alleges that by failing to disclose material information about the accounts, Prudential wrongfully delayed payment and improperly retained undisclosed profits, and seeks damages, injunctive relief, attorneys’ fees and prejudgment and post-judgment interest. In February 2011, plaintiff appealed the dismissal.  As previously reported, in December 2009, an earlier purported nationwide class action raising substantially similar allegations brought by the same plaintiff in the United States District Court for the District of New Jersey, Garcia v. Prudential Insurance Company of America, was dismissed.  In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in the Circuit Court of the First Judicial Circuit, Williamson County, Illinois.  The complaint makes allegations under Illinois law, substantially similar to the Garcia cases, on behalf of a class of Illinois residents whose death benefits were settled by retained assets accounts.  In January 2011, the case was removed to the United States District Court for the Southern District of Illinois.  In July 2010, a purported nationwide class action that makes allegations similar to those in the Garcia and Phillips actions relating to retained asset accounts of beneficiaries of a group life insurance contract owned by the United States Department of Veterans Affairs (“VA Contract”) that covers the lives of members and veterans of the U.S. armed forces, Lucey et al. v. Prudential Insurance Company of America, was filed in the United States District Court for the District of Massachusetts.  The complaint challenges the use of retained asset accounts to settle death benefit claims, asserting violations of federal and state law, breach of contract and fraud and seeking compensatory and treble damages and equitable relief.  In October 2010, Prudential filed a motion to dismiss the complaint.  In November 2010, a second purported nationwide class action brought on behalf of the same beneficiaries of the VA Contract, Phillips v. Prudential Insurance Company of America and Prudential Financial, Inc., was filed in the United States District Court for the District of New Jersey, and makes substantially the same claims.  In November and December 2010, two additional actions brought on behalf of the same putative class, alleging substantially the same claims and the same relief, Garrett v. The Prudential Insurance Company of America and Prudential Financial, Inc. and Witt v. The Prudential Insurance Company of America were filed in the United States District Court for the District of New Jersey. In February 2011, Phillips, Garrett and Witt were transferred to the United States District Court for the Western District of Massachusetts by the Judicial Panel for Multi-District Litigation. In September 2010, Huffman v. The Prudential Insurance Company, a purported nationwide class action brought on behalf of beneficiaries of group life insurance contracts owned by ERISA-governed employee welfare benefit plans was filed in the United States District Court for the Eastern District of Pennsylvania, alleging that using retained asset accounts in employee welfare benefit plans to settle death benefit claims violates ERISA and seeking injunctive relief and disgorgement of profits.  Prudential has moved to dismiss the complaint.  In July 2010, Prudential, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to the use of retained asset accounts.  In August 2010, Prudential received a similar request for information from the State of Connecticut Attorney General’s Office.  Prudential is cooperating with these investigations.  Prudential has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts.  These matters may result in additional investigations, information requests, claims, hearings, litigation and adverse publicity.

In June 2009, special bankruptcy counsel for Lehman Brothers Holdings Inc. (“LBHI”), Lehman Brothers Special Financing ("LBSF") and certain of their affiliates made a demand of Prudential Global Funding LLC ("PGF"), a subsidiary of Prudential, for the return of a portion of the $550 million in collateral delivered by LBSF to PGF pursuant to swap agreements and a cross margining and netting agreement between PGF, LBSF and Lehman Brothers Finance S.A. a/k/a Lehman Brothers Finance AG ("Lehman Switzerland"), a Swiss affiliate that is subject to insolvency proceedings in the United States and Switzerland. LBSF claims that PGF wrongfully applied the collateral to Lehman Switzerland’s obligations in violation of the automatic stay in LBSF’s bankruptcy case, which is jointly administered under In re Lehman Brothers Holdings Inc. in the United States Bankruptcy Court in the Southern District of New York (the “Lehman Chapter 11 Cases”).  In August 2009, PGF filed a declaratory judgment action in the same court against LBSF, Lehman Switzerland and LBHI (as guarantor of LBSF and Lehman Switzerland under the swap agreements) seeking an order that (a) PGF had an effective lien on the collateral that secured the obligations of both LBSF ($197 million) and Lehman Switzerland ($488 million) and properly foreclosed on the collateral leaving PGF with an unsecured $135 million claim against LBSF (and LBHI as guarantor) or, in the alternative, (b) PGF was entitled, under the Bankruptcy Code, to set off amounts owed by Lehman Switzerland against the collateral and the automatic stay was inapplicable.  The declaratory judgment action is captioned Prudential Global Funding LLC v. Lehman Brothers Holdings Inc., et al.  In addition, PGF filed timely claims against LBSF and LBHI in the Lehman Chapter 11 Cases for any amounts due under the swap agreements, depending on the results of the declaratory judgment action.  In October 2009, LBSF and LBHI answered in the declaratory judgment action and asserted counterclaims that PGF breached the swap agreement, seeking a declaratory judgment that PGF had a perfected lien on only $178 million of the collateral that could be applied only to amounts owed by LBSF and no right of set off against Lehman Switzerland's obligations, as well as the return of collateral in the amount of $372 million plus interest and the disallowance of PGF's claims against LBSF and LBHI.  LBSF and LBHI also asserted cross-claims against Lehman Switzerland seeking return of the collateral.  In December 2009, PGF filed a motion for judgment on the pleadings to resolve the matter in its favor.  In February 2010, LBSF and LBHI cross-moved for judgment on the pleadings.

In April 2009, a purported nationwide class action, Schultz v. The Prudential Insurance Company of America, was filed in the United States District Court for the Northern District of Illinois.  In January 2010, the court dismissed the complaint without prejudice.  In February 2010, plaintiff sought leave to amend the complaint to add another plaintiff and to name the ERISA welfare plans in which they were participants individually and as representatives of a purported defendant class of ERISA welfare plans for which Prudential offset benefits.  The proposed amended complaint alleged that Prudential and the welfare plans violated ERISA by offsetting family Social Security benefits against Prudential contract benefits and seeks a declaratory judgment that the offsets are unlawful as they are not “loss of time” benefits and recovery of the amounts by which the challenged offsets reduced the disability payments.  In August 2010, the court denied leave to amend as to Prudential and plaintiffs subsequently filed a third amended complaint asserting claims on behalf of a purported nationwide class against a purported defendant class of ERISA welfare plans for which Prudential offset family Social Security benefits.  The action, now captioned Schultz v. Aviall, Inc. Long Term Disability Plan, asserts the same ERISA violations. In December 2010, an action alleging substantially similar ERISA violations as in the Schultz action, Koehn v. Fireman's Fund Insurance Company Long Term Disability Plan, was filed in the United States District Court for the Northern District of California.  The Koehn complaint, naming only the plan as defendant,  asserts that the defendant plan's long term disability benefits are insured by Prudential and that the terms of the plan were violated by offsetting family Social Security benefits against Prudential contract benefits.  Prudential is indemnifying the defendant plans in both Schultz and Koehn.

From November 2002 to March 2005, eleven separate complaints were filed against Prudential Financial, Inc. (“PFI”), Prudential and the law firm of Leeds Morelli & Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential, over 350 claimants who are current and former employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants.  In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration.  In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated.  In March 2007, the court granted plaintiffs’ motion to amend the complaint to add over 200 additional plaintiffs, and a claim under the New Jersey discrimination law, but denied without prejudice plaintiffs’ motion for a joint trial on liability issues.  In June 2007, PFI and Prudential moved to dismiss the complaint.  In November 2007, the court granted the motion, in part, and dismissed the commercial bribery and conspiracy to commit malpractice claims, and denied the motion with respect to other claims.  In January 2008, plaintiffs filed a demand pursuant to New Jersey law stating that they were seeking damages in the amount of $6.5 billion.  In February 2010, the New Jersey Supreme Court assigned the cases for centralized case management to the Superior Court, Bergen County.  Prudential participated in a court-ordered mediation that has resulted in a settlement in principle.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law.  The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees.  In March 2008, the court conditionally certified a nationwide class on the federal overtime claim.  Separately, in March 2008, a purported nationwide class action lawsuit was filed in the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, claiming that Prudential failed to pay its agents overtime and provide other benefits in violation of California and federal law and seeking compensatory and punitive damages in unspecified amounts.  In September 2008, Wang was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter.  Subsequent amendments to the complaint have resulted in additional allegations involving purported violations of an additional nine states’ overtime and wage payment laws.  In February 2010, Prudential moved to decertify the federal overtime class that had been conditionally certified in March 2008, and moved for summary judgment on the federal overtime claims of the named plaintiffs.  In July 2010, plaintiffs filed a motion for class certification of the state law claims.  In August 2010, the district court granted Prudential’s motion for summary judgment, dismissing the federal overtime claims.  The motion for class certification of the state law claims is pending.

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”).  This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager.    Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above.  Prudential’s consolidated financial statements, and the results of the Retirement segment included in Prudential’s U.S. Retirement Solutions and Investment Management Division, for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs.  In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA.  In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law.  In February 2010, State Street reached a settlement with the SEC over charges that it misled investors about their exposure to subprime investments, resulting in significant investor losses in mid-2007.  Under the settlement, State Street paid approximately $313 million in disgorgement, pre-judgment interest, penalty and compensation into a Fair Fund that was distributed to injured investors and consequently, State Street paid PRIAC, for deposit into its separate accounts, approximately $52.5 million.   By the terms of the settlement, State Street’s payment to PRIAC does not resolve any claims PRIAC has against State Street or SSgA in connection with the losses in the investment funds SSgA managed, and the penalty component of State Street’s SEC settlement (approximately $8.4 million) cannot be used to offset or reduce compensatory damages in the action against State Street and SSgA.  In June 2010, PRIAC moved for partial summary judgment on State Street’s counterclaims.  At the same time, State Street moved for summary judgment on PRIAC’s complaint.

Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted.  It is possible that results of operations or cash flow of Prudential in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on its financial position.  Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification is not likely to have a material adverse effect on Prudential’s financial position.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.  The financial statements of the Account and the consolidated financial statements of Prudential are made available in the Statement of Additional Information to this prospectus.

ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus.  This prospectus does not include all the information set forth in the registration statement.  Certain portions have been omitted pursuant to the rules and regulations of the SEC.  The omitted information may, however, be obtained from the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.

You may contact the depositor for further information at the address and telephone number inside the front cover of this prospectus.  For service or questions on your Certificate, please contact Aon Benfield Securities, Inc. at the phone number on the back cover.

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

Account - The Account is a variable contract account, also known as a separate account, that is identified as the Prudential Variable Contract Account GI-2. The Account is divided into Subaccounts. Each variable investment option is a Subaccount of the Account. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each Subaccount are segregated from the assets of each other Subaccount.

Aon Benfield Securities, Inc. – A direct wholly-owned subsidiary of Aon Corporation and an affiliate of Aon Insurance Services, the plan agent for the Contract.

Applicant Owner – A person other than the Eligible Group Member who obtains new insurance coverage on the life of an Eligible Group Member.

Attained Age - Your age on your last birthday on or prior to October 1 of each year.

Business Day - A day on which the New York Stock Exchange is open for trading.

Cash Surrender Value - The amount you receive upon surrender of the Certificate.  The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt and any other outstanding charge.

Certificate - A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

Certificate Anniversary - The same date each year as the Certificate Date.

Certificate Date - The effective date of coverage under a Certificate.

Certificate Debt - The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

Certificate Fund - The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

Certificate Year - The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

Contract Anniversary - October 1 of  each year.

Contract Date - The date on which the Group Contract is issued.

Covered Person - The person whose life is insured under the Group Contract. The Covered Person is generally the Participant.

Death Benefit - The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).

Eligible Group Members - Members of the AICPA and/or a State Society of CPAs and/or other qualifying organization who are less than age 75 and not disabled under the terms of the CPA Life Insurance Plan.  You may only be covered under either the CPA Life Insurance Plan or the Group Variable Universal Life Insurance, but not both.

Face Amount - The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

Fixed Account - An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate we declare periodically.

Funds - A Fund is a portfolio of a series mutual fund. Each of these mutual funds is an open-end management investment company registered under the Investment Company Act of 1940. The shares of such Fund are purchased only by insurance company separate accounts, such as the Account, and qualified plans, and are not available on a retail basis. Each variable investment option buys shares of one specific Fund.

Group Contract - A Group Variable Universal Life insurance contract that Prudential issues to the Trustee of the American Institute of Certified Public Accountants Insurance Trust.

Group Contract Holder - The Trustee of the American Institute of Certified Public Accountants Insurance Trust.

Issue Age - The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

Loan Account - An account within Prudential's general account to which we transfer from the Account and/or the Fixed Account an amount equal to the amount of any loan.

Maximum Loan Value - The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

Modified Endowment Contract - A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions (such as withdrawals, loans, Premium Refunds (passed on to you as refunds) which are not reinvested or assignments) from a Modified Endowment Contract.  Regardless of classification as a Modified Endowment Contract cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the Taxes section for a more complete description of the Modified Endowment Contract rules.

Monthly Deduction Date - The Contract Date and the first day of each succeeding month, except that whenever the Monthly Deduction Date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day.

Net Amount at Risk - The amount by which your Certificate’s Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

Net Premium - Your premium payment minus any charges for taxes attributable to premiums. Net Premiums are the amounts that we allocate to the Account and/or the Fixed Account.

Paid-Up Coverage - This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one premium payment to begin the coverage and never make any additional payments.

Participant - An Eligible Group Member or "Applicant Owner" under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to Participants as "you" in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

Premium Refund - A refund that Prudential may provide under certain Group Contracts based on favorable experience.

Series Fund - The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

Subaccount - A division of the Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

The Prudential Insurance Company of America - Prudential, us, we, our.  The company offering the Contract.

To Learn More About Prudential Group Variable Universal Life

To learn more about the Group variable universal life Contract, you can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2011 .  See the Table of Contents of the SAI below.

TABLE OF CONTENTS OF
THE FUND PROSPECTUSES

Dreyfus Variable Insurance Funds:	Appendix 1
Dreyfus VIF International Equity Portfolio

Dreyfus Variable Insurance Funds:	Appendix 2
Dreyfus VIF Opportunistic Small Cap Portfolio

DWS Variable Series II:	Appendix 3
DWS High Income VIP

Franklin Templeton Variable Insurance Products Trust:	Appendix 4
Templeton Developing Markets Securities Fund

Franklin Templeton Variable Insurance Products Trust:	Appendix 5
Templeton Foreign Securities Fund

Janus Aspen Series:	Appendix 6
Enterprise Portfolio

Lazard Retirement Series, Inc.:	Appendix 7
Lazard Retirement Emerging Markets Equity Portfolio

MFS® Variable Insurance Trustsm:	Appendix 8
MFS Research Series

Neuberger Berman Advisers Management Trust:	Appendix 9
Neuberger Berman AMT Short Duration Bond Portfolio

T. Rowe Price Equity Series, Inc.:	Appendix 10
Equity Income Portfolio

T. Rowe Price Equity Series, Inc.:	Appendix 11
Mid Cap Growth Portfolio

The Prudential Series Fund Portfolio:	Appendix 12
Conservative Balanced Portfolio
Equity Portfolio Portfolio
Flexible Managed Portfolio
Jennison Portfolio
Money Market Portfolio
Small Capitalization Portfolio
Stock Index Portfolio

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-01031.  The SAI contains additional information about the Prudential Variable Contract Account GI-2.  All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090.  The SEC also maintains a Web site (http://www.sec.gov) that contains the Prudential Group Variable Universal Life SAI, material incorporated by reference, and other information about the Prudential Insurance Company of America.  Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-562-9874 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information or other documents.

Group Variable Universal Life Insurance (contract series: 89759) is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark NJ 07102, and is distributed by Prudential Investment Management Services LLC (PIMS), Three Gateway Center, 14th Floor, Newark NJ 07102-4077, each being a Prudential Financial company and each is solely responsible for its financial condition and contractual obligation.  Coverage is offered and administered through Aon Benfield Securities, Inc., Member FINRA/SIPC, 159 East County Line Road, Hatboro, PA 19040-1218, 1-800-223-7473.  The Plan Agent of the AICPA Insurance Trust is Aon Insurance Services.  Aon Benfield Securities, Inc. and Aon Insurance Services are not affiliated with either Prudential or PIMS.  Aon Insurance Services is a division of Affinity Insurance Services, Inc.; in CA, MN & OK, (CA License #0795465)  Aon Insurance Services is a division of AIS Affinity Insurance Agency, Inc.; and in NY, AIS Affinity Insurance Agency.

Investment Company Act of 1940: Registration No.:  811-07545

PROSPECTUS
May 1, 2011
For certificates effective on or after 01/01/2009

PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

AICPA Group Variable Universal Life
for Members

This prospectus describes a flexible premium variable universal life insurance contract, the Group Variable Universal Life Contract offered by The Prudential Insurance Company of America, a stock life insurance company.

You may choose to invest your Contract's premiums and its earnings in one or more of 14 variable investment options of the Prudential Variable Contract Account GI-2 (the “Account”).  For a complete list of the variable investment options, their investment objectives, and their investment advisers, see The Funds.

You may also choose to invest your Contract’s premiums and its earnings in the fixed rate option, which pays a guaranteed interest rate.  See The Fixed Account.

Please Read this Prospectus. Please read this prospectus carefully and keep it for future reference. This document is followed by prospectuses for each of the Funds that will be available to you under your group program.  This prospectus may be accompanied by a supplement that describes the unique features of the particular Group Contract and Certificates. For those Group Contracts, the prospectus and the supplement together provide all the information you need to know about Group Variable Universal Life Insurance and you should read them together.  Current prospectuses for each of the underlying mutual funds accompany this prospectus.  These prospectuses contain important information about the mutual funds.  Please read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate.  It is a criminal offense to state otherwise.

  The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102
Telephone: (800) 562-9874

Page
SUMMARY OF CHARGES AND EXPENSES	1
Expenses other than Portfolio Expenses	1
Portfolio Expenses	3

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	3
Brief Description of the Group Variable Universal Life Insurance Contract	3
The Death Benefit	4
The Certificate Fund	4
Premium Payments	4
Allocation of Premium Payments and Investment Choices	4
Transfers among Investment Options	4
Dollar Cost Averaging	4
Surrenders	5
Withdrawals from the Certificate Fund	5
Loans	5
Canceling Your Certificate (“Free Look”)	5

SUMMARY OF CONTRACT RISKS	5
Certificate Values are not Guaranteed	5
Limitation of Benefits on Certain Riders for Claims due to War or Service in the Armed Forces	6
Increase in Charges	6
Certificate Lapse	6
Risks of Using the Certificate as a Short-Term Savings Vehicle	6
Risks of Taking Withdrawals	6
Risks of Taking a Loan	6
Effect of Premium Payments on Tax Status	7
Replacing Your Life Insurance	7

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	7
Risks Associated with the Variable Investment Options	7
Learn More about the Funds	8

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES	8
The Prudential Insurance Company of America	8
The Prudential Variable Contract Account GI-2	8
The Funds	9
Investment Manager	9
Investment Subadvisers for the Prudential Series Fund	9
Investment Advisers for Unaffiliated Funds / Portfolios	10
Service Fees Payable to Prudential	11
Voting Rights	11
Substitution of Variable Investment Options	12
The Fixed Account	12

CHARGES AND EXPENSES	12
Charge for Taxes Attributable to Premiums	13
Withdrawal Charge	13
Cost of Insurance	13
Monthly Deductions from the Certificate Fund	14
Daily Deductions from the Variable Investment Options	15
Transaction Charges	15
Portfolio Charges	15

PERSONS HAVING RIGHTS UNDER THE CONTRACT	15
Contract Holder	15
Certificate Holder	15
Applicant Owner	16
Beneficiary	16

OTHER GENERAL CONTRACT PROVISIONS	16
How Prudential Issues Certificates	16
Effective Date of Insurance	16
Effective Date of More Favorable Rate Class	17
Maximum Age	17
“Free Look” Period	17
Assignment	17
Premium Refunds	18
Suicide Exclusion	18
Incontestability	18
Misstatement of Age and/or Gender	18
Termination of a Group Contract Holder’s Participation	18
Participants Who Are No Longer Eligible Group Members	19
Options on Termination of Coverage	19
Conversion	19
Paid-Up Coverage	20
Payment of Cash Surrender Value	20
When Proceeds Are Paid	20

PROCEDURES	20
Electronic Transactions	21
When Prudential Reconciles Financial Transactions	21

ADDITIONAL INSURANCE BENEFITS	21
Child Term Insurance	21
Accelerated Benefit Option	21
Accidental Death and Dismemberment Benefit	22
Extended Death Protection During Total Disability	22

PREMIUMS	22
Routine Premium Payments	22
Additional Premium Payments	22
How You Will Pay Premiums	22
Deducting Premiums by Automatic Debit	22
Effect of Premium Payments on Tax Status	22
Allocation of Premiums	23
Changing the Allocation of Future Premium Payments	23
Transfers/Restrictions on Transfers	23
Dollar Cost Averaging	25

DEATH BENEFITS	25
When Proceeds Are Paid	25
Amount of the Death Benefit	25
Adjustment in the Death Benefit	26
Death Claim Settlement Options	26
Changes in Face Amount of Insurance	27
Increases in Face Amount	27
Decreases in Face Amount	27
How We Calculate the Face Amount of Your Insurance When You Reach Age 75 and Age 80	28

SURRENDER AND WITHDRAWALS	28
Surrender of a Certificate	28
Cash Surrender Value	28
Withdrawals	29
Payment of Cash Surrender Value	29

LOANS	29

LAPSE AND REINSTATEMENT	30

TAXES	31
Treatment as Life Insurance and Investor Control	31
Pre-Death Distributions	32
Certificates Not Classified As Modified Endowment Contracts	32
Modified Endowment Contracts	32
Withholding	32
Other Tax Considerations	33
Federal Income Tax Status of Amounts Received Under the Certificate	33
Company Taxes	33

LEGAL PROCEEDINGS	33

FINANCIAL STATEMENTS	36

ADDITIONAL INFORMATION	37

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	38

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	40

TABLE OF CONTENTS OF THE FUND PROSPECTUSES	41

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Certificate.  Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables.  For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for transactions and riders.

Transaction Fees
Charge	When Charge is Deducted	Maximum Guaranteed Charge
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Currently, the maximum is 0.00% of each premium payment.
Withdrawal Charge	This charge is assessed on a Withdrawal.	Maximum charge - $20 Current charge - The lesser of $10 and 2% of the amount withdrawn.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum charge - $20 per transfer after the twelfth. Current charge - $10 per transfer after the twelfth.
Quarterly Report Reprint Charges	This charge is assessed when a quarterly report is reprinted for a period that ended more than a year ago.	Maximum charge - $5 Current charge - $2.50

1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge.  Currently, the taxes paid for this Certificate are reflected as a deduction in computing Premium Refunds .

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The second table describes the fees and expenses that you will pay periodically during the time you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than the Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality & Expense Risk)	Daily	Maximum - 0.90% 1 of the amount of assets in the variable investment options. Current – 0.45%1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum charge - $4.00 Current charge - $0.00
Cost of Insurance2,3:
Minimum and Maximum Charge	Monthly	Maximum - $29.19 Minimum - $0.02
Charge for a Representative Participant		Representative guaranteed charge - $ 0.284
Net Interest on Loans5	Annually	Maximum - 2% Current – 1%
Additional Insurance Benefits3:
Child Term Insurance	Deducted from the annual refund, if any	Maximum - $6.006 Minimum - $6.006
Representative current charge - $6.007
Accidental Death & Dismemberment	Monthly	Maximum - $0.036 Minimum - $0.026
Representative current charge - $.027
Waiver Benefit	Monthly	Maximum - $0.076 Minimum - $0.0026
Representative current charge - $.027

1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics.  The amounts shown in the table may not be representative of the charge that a Participant will pay.  You may obtain more information about the particular COI charges that apply to you by contacting Aon Benfield Securities, Inc.

3.
The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.  The Child Term Insurance is expressed as a rate per unit.  The unit is a $10,000 benefit.

4.
The representative current charge for cost of insurance and accidental death & dismemberment is a sample rate currently charged for a 48 year old Covered Person, who is a male AICPA member in the Select rate class.

5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

6.	This is the rate currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
7.	The representative current charge for additional insurance benefits are sample rates currently charged.

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Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own a Certificate.  More detail concerning each Funds’ fees and expenses is contained in the prospectus for each of the Funds

Total Annual Fund Operating Expenses	Minimum	Maximum
These are expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.38%	1.46%

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS

Brief Description of the Group Variable Universal Life Insurance Contract

This document is a prospectus. It tells you about Group Variable Universal Life Insurance (sometimes referred to as “GVUL”) contracts offered by The Prudential Insurance Company of America (“Prudential,” the “Company,” “we,” “our,” or “us”) for insurance programs that are sponsored by groups.  We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

A Group Variable Universal Life Insurance contract is an insurance contract issued by Prudential to a trust, or the group that sponsors the Group Variable Universal Life Insurance program. Often the group that sponsors a program is an employer.  Other groups such as membership associations may also sponsor programs.  Group Variable Universal Life is a variable insurance product that offers life insurance protection together with investment opportunity through variable investment options and the Fixed Account.

A Group Variable Universal Life Insurance policy is a flexible form of life insurance.  It has a Death Benefit and a Certificate Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your Net Premiums.  Although the value of your Certificate Fund will increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed.  There is a risk that investment performance will be unfavorable and that the value of your Certificate Fund will decrease.  The risk will be different, depending upon which variable investment options you choose.  You bear the risk of any decrease. The coverage is designed to be flexible to meet your specific life insurance needs.  Within certain limits, this type of coverage will provide you with flexibility in determining the amount and timing of your premium payments.

The Group Contract states the terms of the agreement between Prudential and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life Insurance. The Group Contract also says whether or not Eligible Group Members may also buy coverage for their qualified dependents.

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

On the date of the Contract Anniversary, if all required premium payments have been paid for the year and the Group Contract remains in force, Prudential will determine whether a divisible surplus exists. If a divisible surplus exists, Prudential will determine the share to allocate to the Group Contract. You will receive your portion of the divisible surplus in the form of an annual refund that ordinarily will be applied as a premium payment. However, you may choose to receive your refund in cash by notifying Aon Benfield Securities, Inc. in writing.

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The Death Benefit

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, based on the amounts available for your group. Prudential will pay a Death Benefit to the beneficiary when the Covered Person dies. Generally, the Death Benefit is the Face Amount of insurance plus the value of your Certificate Fund on the date of your death, minus any Certificate Debt and outstanding charges. Because the value of the Certificate Fund will vary daily with the performance of the investment options you select, the amount of the Death Benefit will also vary from day to day. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any extra benefit, if the Participant’s insurance is not in default and there is no Certificate Debt.  See the Death Benefit and Contract Values section.

The Certificate Fund

The Certificate Fund consists of the Net Premiums that we invest in the investment options you select. Prudential will deduct its charges for the insurance from the Certificate Fund. The Certificate Fund value changes daily, reflecting: (i) increases or decreases in the value of the variable investment options you select; (ii) interest credited on any amounts allocated to the Fixed Account; (iii) interest credited on any loan; (iv) the daily charge for mortality and expense risks assessed against the variable investment options; and (v) monthly charges Prudential deducts for the insurance. The Certificate Fund also changes to reflect the receipt of premiums.

Premium Payments

You will usually be able to decide when to make premium payments and how much each premium payment will be. You are responsible for making sure that there is enough value in your Certificate Fund (minus Certificate Debt and outstanding charges) to cover each month’s charges. If your Certificate Fund balance is less than the amount needed to pay any month’s charges, then you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period, and if you do not, your coverage will end.

You may choose to make additional premium payments of at least $100 and have those payments directed to the investment options you previously selected.  See the Additional Premium Payments section.

Allocation of Premium Payments and Investment Choices

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums (or premium based administrative charges).  This charge is currently 0.00%.  The remainder is your Net Premium, which is then invested in the investment options.  See the Charges and Expenses section.

You may choose investment options from among the Funds selected by your Group Contract Holder. You choose how to allocate your premium payments among the investment options.  You may choose more aggressive Funds or less aggressive Funds, as well as the Fixed Account. What you choose depends on your personal circumstances, your investment objectives and how they may change over time.

If you prefer to reduce the risks that come with investing in the Funds, you can choose to direct some of your premium payments or the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. That rate will change from time to time, but it will never be lower than an effective annual rate of 4% . See The Fixed Account section.

Transfers among Investment Options

You may transfer amounts from one investment option to another – we do not limit the number of transfers between variable investment options, but we may charge for more than 12 transfers in a Certificate Year.  See the Transfers and the Transfer Restrictions sections.

Dollar Cost Averaging

Dollar Cost Averaging, or DCA, lets you systematically transfer specified dollar amounts from the Prudential Series Fund Money Market Portfolio to the other available investment options available under the Contract at monthly intervals.  The minimum transfer amount is $100.  You can request that a designated number of transfers be made under the DCA feature.  You may use DCA at any time after your Certificate becomes effective, but to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Prudential Series Fund Money Market Portfolio.  The main objective of DCA is to reduce the risk of dramatic short-term market fluctuations.  Since the same

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dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when the price is low and less of the fund when its price is high.  Therefore, you may achieve a lower than average cost over the long term.  This plan of investing does not assure a profit or protect against a loss in declining markets.  See the Dollar Cost Averaging section.

Surrenders

You may surrender your insurance and receive its Cash Surrender Value. The Cash Surrender Value is the value of the Certificate Fund at the close of business on the day of the surrender minus any Certificate Debt and any outstanding charges. A surrender may have tax consequences. See the Surrenders and Withdrawals section, and the Taxes section.

Withdrawals from the Certificate Fund

While your Certificate is in effect, you may withdraw part of the Certificate’s Cash Surrender Value. You must withdraw at least $200 in any withdrawal, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. There is no limit on the number of withdrawals You can make in a year. However, there is a transaction charge for each withdrawal. A withdrawal may have tax consequences.  See Surrenders and Withdrawals section, and the Taxes section.

Cash Surrender Value and Death Benefit

If you ask, Prudential will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed face amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration”. This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Loans

You may borrow money from your Certificate Fund. The Maximum Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount. Loan interest charges accrue daily. Depending on the tax status of your Certificate, taking a loan may have tax consequences.  There may also be tax consequences if your Certificate lapses or terminates with an outstanding loan.  See the Loans section, and the Taxes section.

Canceling Your Certificate (“Free Look”)

Generally, you may return your Certificate for a refund within 30 days after you receive it. This 30-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Benfield Securities, Inc.. (you may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract). If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. (However, if applicable law so requires, you will receive a refund of all premiums paid minus any loans or withdrawals, and plus or minus any change due to investment experience.)  This refund amount will be further reduced by applicable federal and state income tax withholding.  See the “Free Look” Period section.

SUMMARY OF CONTRACT RISKS

Certificate Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed.  The value of your Certificate Fund will vary with the performance of the investment options you select. There is no guarantee that the variable investment options will meet their investment objectives, so your Death Benefit could go down if the investment options in your Certificate Fund have poor investment performance.  Poor investment performance could cause your Certificate to lapse, and you could lose your insurance. If you prefer to reduce the risks that come with investing in the variable options, you can choose to direct some of your premium payments or the amounts in your Certificate Fund to the Fixed Account.

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes.  Purchasing the Certificate for such purposes may involve certain risks.  Accessing the values in your Certificate through withdrawals and Certificate loans may significantly affect current and

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future Certificate values or Death Benefit proceeds and may increase the chance that your Certificate will lapse.  If your Certificate lapses and you have an outstanding Certificate loan, there may be tax consequences.  See the Taxes section.

Limitation of Benefits on Certain Riders for Claims due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Increase in Charges

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. We may in the future increase these current charges up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep your Certificate in force.

Certificate Lapse

Each month we determine the value of your Certificate Fund.  If the Certificate Fund less any applicable surrender charges is zero or less, the Certificate will end (in insurance terms, it will “lapse”).  Your Certificate will also end if the Certificate Debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges.  Should this happen, Aon Benfield Securities, Inc. will notify you of the payment you need to make to prevent your insurance from terminating.  Currently, Aon Benfield Securities, Inc. must receive your payment by the later of 71 days after the Monthly Deduction Date, or 30 days after the date Aon Benfield Securities, Inc. mailed you the notice. If you do not make the payment, your Certificate will end and have no value.  See the Lapse section and the Reinstatement section.  If you have an outstanding loan when your Certificate lapses, you may have taxable income as a result.  See the Taxes section.

Risks of Using the Certificate as a Short-Term Savings Vehicle

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes.  Purchasing the Certificate for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education.  The Certificate’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings.  However, if the variable investment options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Certificate through withdrawals or loans, your Certificate may lapse or you may not accumulate the funds you need.

The Certificate is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Certificate as a short-term investment or savings vehicle. Because of the long-term nature of the Certificate, you should consider whether purchasing the Certificate is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

You may withdraw part of your Certificate’s Cash Surrender Value, so long as the amount withdrawn exceeds $200.  However, you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges.  There is no limit on the number of withdrawals you can make in a year, but there is a transaction charge (the lesser of $10 and 2% of the amount withdrawn).  Prudential may raise this charge, but not above $20. We will deduct the transaction charge from the Certificate Fund.

You may not repay any amount that you withdraw from the Certificate’s Cash Surrender Value, so withdrawals will reduce the amount of your Death Benefit but you generally can make additional premium payments. Withdrawal of the Cash Surrender Value may have tax consequences.  See the Taxes section.

Risks of Taking a Loan

Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent impact on your Certificate Fund, and will reduce the Death Benefit. If your loan plus accrued interest exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month’s charges. If we pay a death claim while a loan is outstanding, we will reduce the Death Benefit by the amount of the loan plus any accrued interest. If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the

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Certificate Fund, which may have tax consequences. If you have a loan outstanding when you surrender your Certificate, or when you allow your Certificate to lapse, the amount you borrowed may become taxable. In addition, if your Certificate is classified as a Modified Endowment Contract for tax purposes, taking a loan may be treated as a distribution of income for tax purposes and may have tax consequences. See the Taxes section.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes.  Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code.  That status could have significant disadvantages from a tax standpoint.  We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract.  When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment.  If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

If you have notified us in the past 13 months that you want us to refund excess premium payments causing Modified Endowment Contract treatment and we receive any excess payment which is less than $100.00, then we may, without additional notification by you, sell the minimum number of units necessary so as not to cause your Certificate to be treated as a Modified Endowment Contract.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund.  See the Taxes section.

Replacing Your Life Insurance

You should know that in most instances, it is not in your best interest to replace one life insurance policy with another one.  When you need additional life insurance, it is usually better for you to add coverage, either by asking for a new policy or by buying additional insurance, than it is for you to replace a policy.  In that way, you don’t lose benefits under the policy you already have.

If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully.  Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance.  You should also get advice from a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Certificate’s premiums and its earnings in one or more of the available variable investment options.  You may also invest in the Fixed Account option.  The Fixed Account is the only investment option that offers a guaranteed rate of return.  See The Funds section and The Fixed Account section.

Risks Associated with the Variable Investment Options

Each variable investment option invests in the shares of portfolios (each, a “Fund”) of open-end management investment companies registered under the Investment Company Act of 1940.  Each Fund has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses.  The income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.

We do not promise that the Funds will meet their investment objectives. Amounts you allocate to the variable investment options may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the variable investment options that you choose. You bear the investment risk that the Funds may not meet their investment objectives.  You also bear the risk that the Fund’s investment adviser may restrict investment in the fund, and even close the Fund, at their discretion.  For a detailed discussion of the investment policies, objectives and strategies, and the investment risks associated with each Fund, please read the Fund’s current prospectus.

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Learn More about the Funds

Before allocating amounts to the variable investment options, you should read the Fund’s current prospectus for detailed information concerning their investment objectives and strategies, and their investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

The Prudential Insurance Company of America

The Contract and Certificates are issued by The Prudential Insurance Company of America (“Prudential,” “we,” “us,” “our,” or the “Company”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102.  Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract and/or Certificate.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential's consolidated financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon Prudential's ability to meet its obligations under the Group Contracts and the insurance provided thereunder. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies, including as depositor, adviser, and principal underwriter.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988, under New Jersey law as a separate investment account. The Account is divided into Subaccounts.  Each variable investment option is a Subaccount of the Account.  The Fixed Interest Rate Option is not a Subaccount of the Account.  The Account meets the definition of a “separate account” under federal securities laws. The Account holds assets that are segregated from all of Prudential’s other assets.  The assets of each Subaccount are segregated from the assets of each other Subaccount.  When we refer to “Funds” in this prospectus, we mean all or any of these Subaccounts.  We may use “Variable Investment Option,” “Subaccount” or “Fund” interchangeably when referring to a variable investment option.

You may then choose investment options from among the Funds selected by your Group Contract Holder. You may also choose to invest in the Fixed Account.  (The Fixed Account may also be referred to as an “investment option.”)  You may choose to make additional premium contributions and have those Funds directed to the investment options you select. Once you select the investment options you want, Prudential will direct your additional premium contributions to the Subaccounts associated with those Funds and/or to the Fixed Account. You may change your selection of investment options at any time.

Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account. In addition to these assets, the Account’s assets may include amounts contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time, Prudential will transfer these additional amounts to its general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account.

Income, gains and losses related to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of other Prudential assets. These assets may not be charged with liabilities that arise from any other business Prudential conducts. Prudential is obligated to pay all amounts promised to the Participant under the Group Contract.

The Account is registered with the SEC under federal securities laws as a unit investment trust, which is a type of investment company. Registration does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. Prudential may take all actions in connection with the operation of the Account that are permitted by applicable law, including those permitted upon regulatory approval.

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The Funds

There are currently 14 variable investment options offered under Group Variable Universal Life. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund that is held as an investment for that option.  We hold these shares in the Subaccount.  Prudential may add additional variable investment options in the future.

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  The full names of the investment subadvisers and investment advisers are listed immediately following each chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Prudential Series Fund – Class I Shares
Portfolios/Objectives	Style/Type	Subadvisers
High Yield Bond: High total return.	Fixed Income – High Yield	PIM
Jennison 20/20 Focus: Long-term growth of capital.	Multi-Cap Core	Jennison
Money Market: Maximum current income consistent with the stability of capital and the maintenance of liquidity.	Fixed Income – Money Market	PIM
Small Capitalization Stock: Long-term growth of capital.	Small-Cap Core	QMA
Stock Index: Investment results that generally correspond to the performance of publicly-traded common stocks.	Large-Cap Core	QMA
Value: Capital appreciation.	Large-Cap Value	Jennison

Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)

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Unaffiliated Funds / Portfolios
Funds / Portfolios / Objectives	Style/Type	Advisers
AllianceBernstein International Growth Portfolio1: Long-term growth of capital.	International – Equity	AllianceBernstein
AllianceBernstein Real Estate Investment Portfolio1: Total return from long-term growth of capital and income.	Sector	AllianceBernstein
Dreyfus VIF - International Equity Portfolio2: Capital growth.	International – Equity	Dreyfus
DWS Dreman Small Mid Cap Value VIP3: Long-term capital appreciation.	Small-Cap Growth	Deutsche
Lazard Retirement Emerging Markets Equity Portfolio4: Long-term capital appreciation.	International Equity	Lazard
T. Rowe Price Mid Cap Growth Portfolio: Long-term capital appreciation.	Mid-Cap Growth	T. Rowe Price
T. Rowe Price New America Growth Portfolio: Long-term capital growth.	Multi-Cap Growth	T. Rowe Price
T. Rowe Price Personal Strategy Balanced Portfolio: Highest total return over time, consistent with an emphasis on both capital appreciation and income.	Asset Allocation	T. Rowe Price
1.	Series I Shares
2.	Initial Shares
3.	Class A Shares
4.	Service Shares

Investment Advisers for Unaffiliated Funds / Portfolios

•	AllianceBernstein L.P. ("AllianceBernstein")
•	Dreyfus Corporation (“Dreyfus”)
•	Deutsche Investment Management Americas Inc. (“Deutsche”)
•	Lazard Asset Management LLC ("Lazard")
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")

The investment advisers or subadvisers for the Funds charge a daily investment management fee as compensation for their services.  These fees are more fully described in the prospectus for each Fund.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying variable investment options.  Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage.  The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract owners and to determine what action, if any, should be taken.  Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Fund; or
(4)	differences between voting instructions given by variable life insurance and variable annuity contract owners.

A fund or portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public.  Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

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Each Fund has provided Prudential with information about its management fees and other expenses. Except for the Prudential Series Fund, Inc., Prudential has not verified that information independently.

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those Funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2011 , the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%.  Some Funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Fund currently pays a 12b-1 fee:

•	Lazard Retirement Emerging Markets Equity Portfolio

In addition to the payments that we receive from underlying funds and/or their affiliates, those same funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

Prudential is the legal owner of the shares of the mutual funds associated with the variable investment options. Because we are the owner, we have the right to vote on any matter that shareholders of the Funds vote on. The voting happens at regular and special shareholder meetings. We will (as required by law) vote in accordance with voting instructions we receive from Participants.  When a vote is required, we will mail you a proxy which is a form you need to complete and return to us to tell us how you wish to vote. A Fund may not hold annual shareholder meetings when not required to do so under the laws of the state of its incorporation or under federal securities laws.

If we do not receive timely voting instructions for Fund shares from Participants, we will vote those shares in the same proportion as shares in the Funds for which we do receive instructions. We will do the same thing for shares held as general account investments of Prudential. If federal securities laws change so that Prudential is allowed to vote on Fund shares in our own right, we may decide to do so.

Generally, you may give us voting instructions on matters that would be changes in fundamental policies of the Funds. You may also give us voting instructions on any matter that requires a vote of the Fund's shareholders. But, if a Fund that you participate in has a vote on approval of the investment advisory agreement or any change in a Fund's fundamental investment policy, you will vote separately by Fund. This practice is dictated by federal securities laws.  Here's how we will determine the number of Fund shares and votes for which you may give instructions:

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•
To determine the number of Fund shares, we will divide the part of your Certificate Fund that is derived from participation in a Subaccount by the value of one share in the corresponding portfolio of the applicable Fund.

•	The number of votes will be determined as of the record date chosen by the Board of Directors of the applicable Fund.

We reserve the right to change the way in which we calculate the weight we give to voting instructions. We would make such a change to comply with federal regulations.

If we are required by state insurance regulations, we may disregard voting instructions in certain instances.  Also, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds' portfolios, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, we will tell you that we did and our reasons for it in the next annual or semi-annual report to Participants.

Substitution of Variable Investment Options

If Prudential's management determines that an available portfolio of the Funds becomes unsuitable for investment by Participants for whatever reason, we may substitute the shares of another portfolio or of an entirely different mutual fund. Our management might find a portfolio to be unsuitable because of investment policy changes, tax law changes, the unavailability of shares for investment, or other reasons. We would not do this without the approval of the Securities and Exchange Commission and any necessary state insurance departments.   We would notify Group Contract Holders and Participants in advance if we were to make such a substitution

The Fixed Account

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential's general assets, commonly referred to as the general account.  The general account consists of all assets owned by Prudential other than those in the Account and other separate accounts that have been or may be established by Prudential.  Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Participants do not share in the investment experience of those assets.

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential may in its sole discretion declare a higher rate, though we are not obligated to do so. At least annually and anytime you ask, we will tell you what interest rate currently applies.

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Certificate have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option.  Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

Prudential has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to six months. See the When Proceeds Are Paid section.

CHARGES AND EXPENSES

The total amount invested in the Certificate Fund, at any time, consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, plus any interest credited on amounts allocated to the fixed rate option, and the principal amount of any Certificate loan plus the amount of interest credited to the Certificate upon that loan.  See Loans.  Most charges, although not all, are made by reducing the Certificate Fund.

In several instances we use the terms "maximum charge" and "current charge."  The "maximum charge", in each instance, is the highest charge that we may make under the Certificate.  The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Certificate Fund may change from time to time, subject to maximum charges.  In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our

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assumptions is needed.    Changes in charges will be by class.  We will not recoup prior losses or distribute prior gains by means of these changes.

This section provides a more detailed description of each charge that is described briefly in the charts beginning on page 1 of this prospectus.

Charge for Taxes Attributable to Premiums

We may deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently 0.00%. Currently, the taxes paid by us for this Group Contract are a deduction in computing Premium Refunds .

We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the Operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

We may increase this charge at any time.

Withdrawal Charge

Under some Group Contracts, a transaction charge may be imposed for each withdrawal. The current charge is the lesser of $10 and 2% of the amount you withdraw. The maximum charge for withdrawals is $20.  We will deduct the transaction charge from Certificate Fund.

Cost of Insurance

Each month, we will deduct from your Certificate Fund a charge for the cost of your insurance (a “COI” charge). We will take the charge from each investment option you selected in the same proportion that the value of your Certificate Fund is invested. To calculate the cost of insurance charge, we multiply:

- your Certificate's “Net Amount at Risk” by

- the “cost of insurance rate” for the Covered Person.

“Net Amount at Risk” means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

The “cost of insurance rate” is based on many factors, including:

•	the Covered Person's age;

•	the Covered Person's rate class (such as classes for standard, select status, and preferred);

•	the Covered Person’s gender (except for residents of Montana);

•	the life expectancy of the people covered under your Group Contract;

•	the additional insurance benefits shown in the Additional Insurance Benefits section;

•	the expected expenses.

The cost of insurance rate will generally increase as the Covered Person ages.  We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contract Holder are based on many factors, including:

•	The number of Certificates in effect;

•	The number of new Certificates issued;

•	The number of Certificates surrendered;

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•	The expected claims (Death Benefits, accelerated benefits and surrenders);

•	The expected expenses; and

•	The level of administrative services provided to the Group Contract Holder.

In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed, since they are an important factor in calculating the expected claims, expenses and costs. However, we are generally prohibited by state insurance law from recovering past losses.

•
If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class. We will not change them to be higher than the guaranteed cost of insurance rates shown in your Certificate. The guaranteed maximum rates are set out in the 2001 CSO Table.

Generally, we will deduct the COI charge on the Monthly Deduction Date.

COI Rates: The highest current charge per thousand is $ $29.19, and applies to male Covered Persons age 99.  The lowest current rate per thousand is $.02, and applies to female Covered Persons under age 30.

The following table provides sample per thousand cost of insurance rates for Covered Persons who are in the standard class:

Covered Person	Males	Females
35	$0.05	$0.04
45	$0.16	$0.13
55	$0.54	$0.44
65	$1.47	$1.02

Monthly Deductions from the Certificate Fund

In addition to the Cost of Insurance Charge described above, Prudential will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option you have selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date.

1. Charge for Additional Insurance Benefits:  The Additional Insurance Benefits section tells you about benefits that you may be able to buy in addition to the Group Variable Universal Life Insurance and the additional insurance benefits that the Group Participant elected to buy. We will deduct a separate charge from your Certificate Fund each month for any additional insurance benefits that you have elected.

Accelerated Benefit Option: There is no additional charge for this benefit.

Child Term Insurance: The rate for child term insurance is currently $6.00 per year for $10,000 coverage.  This charge is deducted from the annual refund, if any.

Waiver Benefit: The current waiver charges will vary from $0.002 to $0.07 per $1,000 of Net Amount of Risk per month.  The rates vary by Attained Age, gender, and rate class of the Covered Person.

AD&D on the Covered Person’s Life: The monthly charge is $0.02 for Covered Persons at ages less than 65 and $0.03 for ages 65 to 74 per $1,000 of Net Amount at Risk.  We will deduct a separate charge from your Certificate Fund each month for this additional insurance benefit.

2. Charge for Administrative Expenses: Currently, we do not impose a monthly charge for administrative expenses, but we may deduct such a charge in the future. This charge would pay for maintaining records and for communicating with Participants and your Group Contract Holder. If we did deduct such a charge, it would not exceed $4 per month.

3. Charge for other taxes: We reserve the right to deduct a charge to cover federal, state, or local taxes that are imposed on the operations of the Account. These are taxes other than those described under Charge For Taxes Attributable to Premiums section. Currently, we do not charge for these other taxes.

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Daily Deductions from the Variable Investment Options

Each day, Prudential deducts a charge from the assets of each of the variable investment options in an amount equal to an effective annual rate of up to 0.90%.  This charge is intended to compensate us for assuming mortality and expense risks of the insurance provided under the Group Contract. The “mortality risk” assumed is the risk that Covered Persons may live for shorter periods of time than Prudential estimated when we determined what mortality charge to make. The "expense risk" assumed is the risk that expenses for issuing and administering the insurance will be more than Prudential estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account.

Transaction Charges

Prudential may make the following Transaction Charges:

•
When you make a withdrawal from your Certificate Fund. The charge is $10 or 2% of the amount you withdraw, whichever amount is less. Prudential may increase this charge in the future, but it will not exceed $20.

•
When you request more that 12 transfers between investment options in a Certificate Year the charge is currently $10 for each transfer after the 12th transfer. Prudential may increase this charge in the future, but it will not exceed $20.  Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Certificate year.

•
When you request a reprint of a quarterly report that was previously sent to you for a period that ended more than one year ago.  The charge is currently $2.50 for each quarterly report.  In the future, Prudential may charge for any reprints requested and may increase this charge, but it will not exceed $20 for reports covering each policy year.

Also, Prudential has the right to assess a charge for any taxes that may be imposed on the operations of the Account.

Portfolio Charges

We deduct charges from and pay expenses out of the variable investment options as described in the Fund prospectuses.  Prudential also reserves the right to assess a charge for any taxes that may be imposed on the operations of the Account.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Holder

The Contract Holder is JP Morgan Chase Bank, as Trustee of the American Institute of Certified Public Accountants Insurance Trust.   Effective October 1, 2011 Bank of New York Mellon will replace JP Morgan Chase Bank as Contract Holder.

Certificate Holder

The Participant is generally an Eligible Group Member who becomes a Covered Person under a group variable universal life plan.  However, if the Certificate is assigned, then the assignee will become the Participant replacing any previous Participant.   A Participant has all the rights and obligations to their Coverage, such as the right to surrender the Certificate.  Subject to the limitations set forth in the Certificate, the Participant may, with respect to their Coverage:

(1)	designate and change the beneficiary;
(2)	make premium payments;
(3)	access certificate values through loans and withdrawals;
(4)	surrender his or her coverage;
(5)	allocate amounts in his or her Certificate Fund among the Variable Investment Options and/or the Fixed Interest Rate Option; and
(6)	decrease face amount.

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A Participant may assign his or her coverage.  Any rights, benefits or privileges that the Participant has may be assigned without restriction.  The rights assigned include, but are not limited to, any right to designate a beneficiary or to convert to another contract of insurance.

Applicant Owner

The Group Contract has an “Applicant Owner” provision. An “Applicant Owner” is a person who may apply for coverage on the life of an Eligible Group Member. And if an Eligible Group Member agrees to let another person be the Applicant Owner of the Certificate, that person would have all of the rights to make decisions about the coverage. References to "Participant" and "You" in this prospectus also apply to an Applicant Owner.

When naming an Applicant Owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be Applicant Owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member. A person must have attained the age of majority to be an Applicant Owner.  At any one time, only one person may be an “Applicant Owner” under a Certificate.

An “Applicant Owner” must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If we approve the enrollment form, we will issue the Certificate to the Applicant Owner.

However, states may require that the Certificate be initially issued to the insured Eligible Group Member.  In those cases, the three year rule contained in the Internal revenue Code section 2035 may apply.  You should consult your tax adviser if you are considering having the Certificate issued to someone other than the insured Eligible Group Member.

Beneficiary

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate.  You must use the form that Prudential requires you to use.  You may change the beneficiary at any time.  You do not need the consent of the present beneficiary.  If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions.

OTHER GENERAL CONTRACT PROVISIONS

How Prudential Issues Certificates

To apply for coverage under a Group Variable Universal Life Insurance contract, an Eligible Group Member must fill out an enrollment form. Prudential may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

Usually, the Eligible Group Member buys coverage on his or her own life from the coverage options available under the Group Contract. But, under your Group Contract, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential Insurance considers the other person to be a Participant. No matter whose life is covered, the Participant is the person who "owns" the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term “Participant” or “You,” we mean the person who owns those rights. When we use the term “Covered Person,” we mean the person whose life is covered.

Prudential will issue a Certificate to each Participant. The Certificate tells you about your rights, benefits, coverage, and obligations under the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

Effective Date of Insurance

When your insurance begins depends on what day of the month Prudential approves your completed enrollment form.  If we approve your completed enrollment form prior to the twentieth day of a month, your insurance will begin on the first day of the next month after you meet all of the requirements.  If we approve your completed enrollment form on or after the twentieth day of a month, your insurance will begin on the first day of the month after the next month.

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Effective Date of More Favorable Rate Class

When your more favorable rate class begins depends on what day of the month Prudential approves your completed enrollment form.  If we approve your completed enrollment form prior to the twentieth day of a month, your lower rates will begin on the first day of the month after you meet all of the requirements.  If we approve your completed enrollment form on or after the twentieth day of a month, your lower rates will begin on the first day of the second month after you meet all of the requirements.

Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 74. Also, a Participant's Face Amount of Insurance will end at the maximum age shown in the Certificate (usually, that is age 100).

When a Participant reaches the maximum age, we make available these two options:

•
You may ask to receive the Cash Surrender Value of the Certificate. Prudential believes that a cash surrender upon termination of coverage will be subject to the same tax treatment as other surrenders. See the Taxes section.

•
You can remain invested in your investment options. Under this option, we will no longer deduct monthly charges for the cost of insurance. The Death Benefit will change. Specifically, the Death Benefit will be equal to the amount of the Certificate Fund, minus any Certificate Debt and outstanding charges. The Death Benefit will no longer include the Face Amount of insurance. Also, we will no longer allow you to make premium contributions. You can still make loan repayments.

The Face Amount of your life insurance coverage may be reduced when you become 75 years old, and again when you become 80 years old. See Changes In Face Amount section.  Also, additional insurance coverages, such as Accidental Death and Dismemberment, will end according to separate rules. See the Additional Insurance Benefits section. You should refer to your Certificate to learn when coverage under your Certificate will end.

“Free Look” Period

Generally, you may return a Certificate for a refund within 30 days after you receive it. This 30-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Benfield Securities, Inc. (You may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract.)

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges.  The amount refunded will be further reduced by any applicable federal and state income tax withholding.

During the first 30 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit premiums and transactions during the free look period.

If there is a change in your coverage that results in a new Certificate Date, the free look provision will not apply.

Assignment

You may assign your Certificate, including all rights, benefits and privileges that you have to someone else. If you do, you should consider the references to "you" in this prospectus as applying to the person to whom you validly assigned your Certificate.

Prudential will honor the assignment only if:

•	You make the assignment in writing;
•	You sign it; and
•	Aon Benfield Securities, Inc. receives a copy of the assignment, or Prudential receives a copy of the assignment at the Prudential office shown in your Certificate.

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We are not responsible for determining whether the assignment is legal or valid.  Certificates that have been assigned are not permitted to use electronic transactions.

If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the Taxes section.

Premium Refunds

The Group Contract is eligible to receive Premium Refunds .  We do not guarantee that we will pay Premium Refunds . We decide the amount and manner of calculating any Premium Refunds .  This calculation may use factors, charges, expenses or other assumptions that differ from those actually charged or described in the Group Contract.  If there is a Premium Refund , Prudential Insurance will pay it to your Group Contract Holder, who will pass it on to the subscribers to the AICPA Insurance Trust in the form of a refund. Ordinarily, any refund will be reinvested in your insurance – that is, as a premium payment. However, you may choose to receive your refund in cash by notifying Aon Benfield Securities, Inc. in writing.

Suicide Exclusion

Generally, if the Covered Person dies by suicide within two years from the Certificate Date or reinstatement, Prudential will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt and any withdrawals, since the Certificate Date or reinstatement. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

Incontestability

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

Misstatement of Age and/or Gender

If the Covered Person's age is stated incorrectly in the Certificate and the error is detected prior to their death, we will adjust the monthly cost of insurance deduction to reflect the proper amount based on the correct age. If an adjustment results in an increased cost of insurance, Aon Benfield Securities, Inc. will bill for the difference. If an adjustment results in a decreased cost of insurance, Aon Benfield Securities, Inc. will refund the difference. If the change in age affects the amount of the person’s insurance, Prudential will change the amount and the cost of insurance accordingly.

If the Covered person’s gender is updated in our records, the monthly cost of insurance will be revised starting with the next month.  Also, we will adjust the first monthly cost of insurance deduction after we update our records.  This adjustment will reflect the sum of the differences each month since October of 2005 (or effective date, if later).

Termination of a Group Contract Holder’s Participation

The Group Contract Holder may decide to terminate the Group Contract with Prudential, by giving Prudential 90 days' written notice.

In addition, Prudential may terminate a Group Contract:

•	If the aggregate Face Amount of all Certificates, or the number of Certificates in force, falls below the permitted minimum, by giving the Group Contract Holder 90 days' written notice; or

•	If the Group Contract Holder fails to remit premium payments to Prudential in a timely way.

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Termination of the Group Contract means that the Group Contract Holder will not remit premiums to Prudential. In that event, no new Certificates will be issued under the Group Contract.  How the termination affects you is described in the Options on Termination of Coverage section. The options that are available to you from Prudential may depend on what other insurance options are available to you.  You should refer to your particular Certificate to find out more about your options at termination of coverage.

Participants Who Are No Longer Eligible Group Members

If you are no longer a member of either the AICPA, any State Society of CPAs or other qualifying organization, you are no longer eligible for coverage. Your Group Variable Universal Life Insurance will end on the last day of the month in which Aon Benfield Securities, Inc. receives notice that you are no longer eligible for coverage.

If your insurance ends, you have the options of Conversion, Paid-Up Coverage, or payment of Cash Surrender Value, which are described in the Options on Termination of Coverage section below. If you are a member of both the AICPA and a State Society of CPAs or other qualifying organization, and you end one of those memberships, your coverage may be reduced. If that happens, you will have a Conversion Privilege to the extent of the reduction.

Options on Termination of Coverage

Your insurance coverage under the Group Contract will end when the Group Contract itself ends or when you are no longer an Eligible Group Member.  If the Group Contract ends, the effect on Participants depends on whether or not the Group Contract Holder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value.  Generally, here is what will happen:

•
If the Group Contract Holder does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.  If you had Certificate Debt that is not carried forward as a loan on the new Certificate, that amount of your debt will be immediately taxable to the extent of any gain.

•
If the Group Contract Holder does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have the options of converting your Certificate, purchasing Paid-Up Coverage, or receiving the Cash Surrender Value.  Each option is listed below in more detail.

Conversion

You may elect to convert your Certificate to an individual life insurance policy without giving Prudential evidence that the Covered Person is in good health. To elect this option, you must apply for it and pay the first premium:

•	Within 31 days after your Certificate coverage ends or reduces without your request, if you were given notice no more than 15 days after the coverage under the Group Contract ends or is reduced, or;
•
Within 45 days after you were given notice that your Certificate coverage ends or reduces without your request, if you were given notice more than 15 days, but less than 90 days, after the coverage under the Group Contract ends or is reduced, or;

•	Within 90 days after your Certificate coverage ends or reduces without your request, if you were not given written notice.

You may select any form of individual life insurance policy (other than term insurance) that Prudential normally makes available to persons who are the same age as you and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class.

If your coverage reduces without your request, you may convert the amount of the reduction. If your coverage ends because you are no longer an Eligible Group Member, the amount you are able to convert may not exceed the total amount of life insurance ending for you reduced by:

•	The amount of your Certificate Fund needed to cancel any loan due,

•	The amount of any paid-up insurance you may have purchased by using your Certificate Fund after the Face Amount of insurance ends, and

•	The amount of group life insurance, from any carrier, for which you become eligible within the next 45 days.

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If a Covered Person dies within 90 days after the Certificate ends or reduces it without your request and you otherwise had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. But, the Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

Paid-Up Coverage

You may elect to use your Certificate's Cash Surrender Value for Paid-Up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day you elect Paid-Up Coverage. The insurance amount will depend on how much the Cash Surrender Value is and on the Covered Person’s date of birth. But, the amount of Paid-Up Coverage cannot be more than your Certificate's Death Benefit right before you elect Paid-Up Coverage. Once you elect Paid-Up Coverage, it will be the only coverage provided under your Certificate.

You may elect this option within 61 days of the date your Certificate ended.  Prudential will make the Paid-Up Coverage effective as of the end of the Business Day on which Aon Benfield Securities, Inc. receives your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the Taxes section.

Payment of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Aon Benfield Securities, Inc. on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

When Proceeds Are Paid

Prudential will generally pay any Death Benefit, Cash Surrender Value, withdrawal or loan proceeds within 7 days after Aon Benfield Securities, Inc. receives the request for payment.  We will determine the amount of the Death Benefit as of the date of the Covered Person's death.  For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in Good Order.  There are certain circumstances when we may delay payment of proceeds:

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We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists.

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We expect to pay proceeds that come from the Fixed Account or from Paid-Up Coverage promptly upon request. But, we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the current rate for settlement options left with Prudential to accumulate with interest if we may delay payment for more than 10 days.

PROCEDURES

Your Group Contract has procedures for how you will conduct transactions under your Group Variable Universal Life Insurance--for example, how you will submit an enrollment form, make premium payments, request loans and withdrawals, and transfer or reallocate money in your Certificate Fund. You should consult the appropriate form to learn what those procedures are.

Premium payments must be sent to the AICPA Insurance Trust at the address on your form or bill.   Prudential will consider premium payments to be "received" when the AICPA Insurance Trust receives them in Good Order at the address on the premium bill or form.  If you send your premium payment to the wrong address or without the correct form, it will be forwarded to the correct address and the date of receipt will be the date it is received at the correct address and the correct account is determined.

Loan repayments must be sent directly to Prudential at a unique address that appears on the loan repayment form.

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All other transactions or requests must be sent to Aon Benfield Securities, Inc. at the address on each respective form.  If you do not have the proper form, you may request one from Aon Benfield Securities Inc. at (800) 223-7473.    Aon Benfield Securities, Inc. is the plan agent for the Contract and is a wholly-owned subsidiary of Aon Corporation and an affiliate of Aon Insurance Services.

Electronic Transactions

You may be able to perform some transactions electronically. These transactions include: transferring amounts among available investment options, making surrenders, requesting withdrawals, and requesting loans.

Prudential will not be liable when we follow instructions that we receive electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that you will be able to get through to complete an electronic transaction during peak periods, such as periods of drastic economic or market change, or during system failures or power outages.

When Prudential Reconciles Financial Transactions

Transactions received in Good Order by us before 4 p.m. Eastern time on a Business Day are processed on the same day. Transactions received in Good Order after 4 p.m. Eastern time on a Business Day are processed on the next Business Day.

ADDITIONAL INSURANCE BENEFITS

The following additional insurance benefits are available to you, either automatically or as options.

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Child Term Insurance

You may choose a child term insurance benefit.  This life insurance benefit covers your dependent child or children.  The child must be unmarried, living at birth and less than 21 years old.  The age 21 limit does not apply to a child who is wholly dependent on you for support and maintenance, is enrolled full time as a student in a school and is less than age 25.  You should refer to your Certificate to learn the details of any benefit that may be available to you.

If you choose this optional benefit, it will reduce the amount of the annual refund that you could otherwise receive from your Group Contract Holder.

Accelerated Benefit Option

You are automatically covered for the Accelerated Benefit Option.   Under an accelerated benefit option (referred to in your Certificate as Option to Accelerate Payment of Certain Death Benefits), You can elect to receive an early lump sum payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. "Terminally ill" means the Covered Person has a life expectancy of 6 months or less. You must give Prudential satisfactory evidence that the Covered Person is terminally ill.

The amount of the accelerated payment will be equal to a portion of the Covered Person's Net Amount at Risk, plus a portion of the Covered Person's Certificate Fund.  If you elect to receive payment under the Accelerated Benefit Option, then the total amount otherwise payable on the Covered Person's death will be reduced by the amount of the accelerated payment.

We will not pay an accelerated benefit if coverage was assigned or if you are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated benefit that is available to you.   Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated benefit. The amount of future premium payments you can make will also be limited.

Adding the Accelerated Benefit Option to your Certificate will not affect the way you are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if you actually receive

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proceeds from the Accelerated Benefit Option, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated benefit option is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before you elect to receive this benefit.

Accidental Death and Dismemberment Benefit

If you are younger than age 75, you may be covered for an Accidental Death and Dismemberment Benefit.  You may elect to decline an Accidental Death and Dismemberment Benefit.  An Accidental Death and Dismemberment Benefit provides you insurance for accidental loss of life, sight, hand, or foot. This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, medical or surgical treatments, and acts of war are not covered. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations. You should refer to your Certificate to learn the details of any benefit that may be available to you. This benefit ends when you reach age 75.

Extended Death Protection During Total Disability

You may choose an extended Death Benefit option (also referred to as Waiver of Cost of Insurance Charges) that provides protection during your total disability. Under this provision, Prudential Insurance will waive your monthly charges if you became totally disabled prior to age 60 and your disability continues for at least 9 months. We will extend your insurance coverage for successive one-year periods, generally until age 75. You must provide satisfactory proof of continued total disability. At age 75, Monthly Charges will again be deducted and coverage may lapse if the Certificate Fund is insufficient. See the Lapse section.

PREMIUMS

Your Group Variable Universal Life Insurance has flexible premiums.

Routine Premium Payments

You will usually be able to decide how often to make premium payments and how much each premium payment will be. You must make sure that there is enough value in your Certificate Fund--minus Certificate Debt and outstanding charges-- to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). If the balance in your Certificate Fund is less than the amount of any month's charges, you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don't, your insurance coverage will end.  See the Lapse section to learn how your insurance will end and what you can do to stop it from ending.

You will also be required to pay a minimum initial premium to become a Participant. The minimum initial premium equals the cost of coverage for the first two months..

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Each additional premium payment must be at least $100. Prudential reserves the right to limit the amount of additional premiums.

How You Will Pay Premiums

Participants will remit payments to Aon Benfield Securities, Inc. (who will pass them on to us).

Deducting Premiums by Automatic Debit

You may choose to have your premium deducted automatically from your checking or savings account.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes.  Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code.  That status could have significant disadvantages from a tax standpoint.  We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract.  When we identify such a situation, we generally will notify you and ask whether you

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want us to refund the premium payment.  If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

If you have notified us in the past 13 months that you want us to refund excess premium payments causing Modified Endowment Contract treatment and we receive any excess payment which is less than $100.00, then we may, without additional notification by you, sell the minimum number of units necessary so as not to cause your Certificate to be treated as a Modified Endowment Contract.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund.  See the Taxes section.

Allocation of Premiums

Prudential will deposit premium payments in your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called the "Net Premium."  See the Charges and Expenses section.

Here's how Prudential will deposit and invest your Net Premiums: we generally will make deposits to your investment options at the end of the Business Day on which Prudential receives the payment. Any payments received before the Certificate Date will be deposited as of the Certificate Date.

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BEFORE THE CERTIFICATE DATE. Prudential will hold any premium payment that it receives before the Certificate Date in a non-interest bearing account (on your behalf). We will not pay interest on those amounts. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.

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DURING THE FIRST 30 DAYS THAT YOUR CERTIFICATE IS IN EFFECT.  We will invest any Net Premiums that we receive during the first 30 days in the Fixed Account.  We will leave the Net Premiums in the Fixed Account for those first 30 days.

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AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 30 DAYS. After your Certificate has been in effect for 30 days, Prudential will invest the Net Premiums in your Certificate Fund and allocate them by your percentage for each investment option in our records.

If you have not given us complete instructions on how you want Net Premiums to be invested, we will leave your Net Premiums invested in the Fixed Account until you furnish complete information.

Changing the Allocation of Future Premium Payments

You may ask Prudential to change the way your future premium payments will be allocated among the investment options. Aon Benfield Securities, Inc. will give you a form to use for this purpose. We will start to allocate premium payments in the new way as of the end of the Business Day on which Aon Benfield Securities, Inc. receives your request form in Good Order.  The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percentages.

You may not change the way Prudential allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund, minus Certificate Debt and outstanding charges, to cover each month’s charges. See the Lapse section.

We do not currently charge for changing the allocation of your future premiums. But, we may charge for changes in the future.

Transfers/Restrictions on Transfers

You may transfer amounts from one investment option to another.  You may request a transfer in terms of dollars (such as a transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).

There are some rules about how transfers can be made:

•	The minimum amount you may transfer from one option to another is $100 (or the entire balance in the investment option, if it is less than $100).

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•	The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

For the first 20 transfers in a Certificate Year, you may transfer amounts by proper written notice, or electronically.  See the Electronic Transactions section. After you have submitted 20 transfers in a Certificate Year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a Certificate Year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers among investment options per Certificate Year.  There is an administrative charge of up to $20 for each transfer exceeding 12 in any Certificate Year.

For purposes of the 20 transfer limit, we currently do not count transfers that involve one of our systematic programs, such as Dollar Cost Averaging.   For additional information, please see the Dollar Cost Averaging section.

The Group Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers.  Large or frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for Fund advisers/sub-advisers to manage the variable investment options.  Large or frequent transfers may cause the Funds to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Participants.  If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the share prices of the variable investment options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the variable investment option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on share price of the affected variable investment option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers.  We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Participant.  We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied uniformly to all Participants, and will not be waived.  However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Participants may be able to effect transactions that could affect Fund performance to the disadvantage of other Participants.

Owners of variable life insurance or variable annuity contracts that do not impose the above-referenced transfer restrictions might make more numerous and frequent transfers than Participants and other contract owners who are subject to such limitations.  Contract owners who are not subject to the same transfer restrictions may have the same underlying variable investment options available to them, and unfavorable consequences associated with such frequent trading within the underlying variable investment option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract and Participants.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted.  Under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract owners who violate the excessive trading policies established by the Fund.  In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan Participants.  The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures.  In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations.  For these reasons, we cannot guarantee that the Funds (and thus Contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

A Fund also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that Fund that occurs within a certain number of days following the date of allocation to the variable investment option.  Each Fund determines the amount of the short term trading fee and when the fee is imposed. The

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fee is retained by or paid to the Fund and is not retained by us.  The fee will be deducted from your Contract Value to the extent allowed by law.  At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Aon Benfield Securities, Inc. on the form we require you to use for this purpose. Aon Benfield Securities, Inc. will give you a form to request a transfer.

Dollar Cost Averaging

As an administrative practice, we currently offer a feature called Dollar Cost Averaging , or DCA.  Once the free look period ends, this feature lets you systematically transfer specified dollar amounts from the Prudential Series Fund Money Market Portfolio to the other available Funds at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day of the following month.

You may use DCA at any time after your Certificate becomes effective. But, to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. And, the minimum transfer amount is $100.

Aon Benfield Securities, Inc. will give you a form to request DCA. If Aon Benfield Securities, Inc. receives your request form in Good Order by the tenth of the month, we will start DCA processing during the next month.  If the request is received after the tenth day of the month, we will start DCA processing during the month after the next month. We will terminate the DCA arrangement when any of the following events occur:

•	We have completed the designated number of transfers;

•	The amount you have invested in the Prudential Series Fund Money Market Portfolio is not enough to complete the next transfer;

•	Aon Benfield Securities, Inc. receives your written request to end the DCA arrangement; or

•	You no longer have coverage under the Group Variable Universal Life Insurance.

Currently, we do not charge for the DCA arrangement but we may in the future.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when its price is low and less of the Fund when its price is high. Therefore, you may achieve a lower average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

We reserve the right to change this practice, modify the requirements, or discontinue the feature.

DEATH BENEFITS

When Proceeds Are Paid

Prudential will pay a Death Benefit to the beneficiary you have named, when the Covered Person dies.

Amount of the Death Benefit

The Death Benefit is the Face Amount of insurance plus the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any additional insurance benefit, if the Covered Person’s insurance is not in default and there is no Certificate Debt or withdrawal.

When a Covered Person attains age 100, the person’s Death Benefit will be equal to the Certificate Fund, less any Certificate Debt outstanding and any past due monthly charges.  The Face Amount of Insurance ends, the monthly Expense Charges for the Cost of Insurance will no longer be required and Prudential will no longer accept premiums .  Any additional provisions that may have been part of the Variable Universal Life Coverage will end.

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Adjustment in the Death Benefit

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the “Cash Value Accumulation Test”.

If that were the case for your Certificate, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the Covered Person’s Attained Age. For this purpose, we base the Net Single Premium on the 2001 CSO Male Table, and interest rates as described in The Internal Revenue Code, Section 7702.

Death Claim Settlement Options

Prudential may make a range of settlement and payment options available to group life insurance beneficiaries.  Subject to applicable state law the standard method of paying group life insurance benefits of certain amounts as established by Prudential (currently $5,000) is via a retained asset account, such as Prudential’s Alliance Account® whereby funds are held with Prudential.  When the claim is paid, the full amount of life insurance proceeds payable to the claimant is paid in a single distribution by the establishment of an interest-bearing Alliance Account in the beneficiary’s name.  The beneficiary can access all funds immediately by writing a check for the entire amount, may leave funds in the account as long as desired, and generally preserve the ability to transfer all or some funds to other settlement options as available.  The Alliance Account begins earning interest immediately and continues earning interest until all funds are withdrawn or the account is closed based on any minimum balance requirement, in which event a close-out check is sent to the beneficiary.  Interest is accrued daily, compounded daily, and credited monthly.  The interest rate may change at any time, subject to a minimum rate applicable for successive 90 day periods, and is adjusted at Prudential’s discretion based on variable economic factors (including but not limited to, prevailing market rates for short term demand deposit accounts, bank money market rates and Federal Reserve interest rates) and may be more or less than the rate Prudential earns on the funds in the account.  The Alliance Account is backed by the financial strength of The Prudential Insurance Company of America.  It is not FDIC insured because it is not a bank account or a bank product.  Alliance is not available for payments less than $5,000, payments to individuals residing outside the United States and its territories, and certain other payments.  These payments will be paid by check.  Beneficiaries may wish to consult a tax advisor regarding interest earned on the account.  Prudential’s Alliance Account is a registered trademark of The Prudential Insurance Company of America.

The following settlement and payment options are also available (please note availability of options is subject to change):

Payments for a Fixed Period

The Death Benefit plus interest may be paid over a fixed number of years (1 to 25) either monthly, quarterly, semi-annually, or annually. The payment amount will be higher or lower depending on the period selected and the interest rate may change. Beneficiaries may withdraw the total present value of payments not yet made at any time.

Payments in Installments for Life

The Death Benefit may provide monthly payments in installments for as long as the beneficiary lives. Beneficiaries may choose a guaranteed minimum payment period (5, 10, or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If the beneficiary dies before Prudential has made all guaranteed payments, we will pay the present value of the remaining guaranteed payments to a payee your beneficiary designates. If your beneficiary does not choose a payment period, no Death Benefits will be paid.

Payment of a Fixed Amount

The beneficiary may choose an income payment of a stated amount either monthly, quarterly, semi-annually, or annually. Prudential will make the payment until the proceeds and interest earned are fully paid. Your beneficiary receives a guaranteed specified sum for a limited number of years. The interest rate can change. Any interest credited will be used to extend the payment period.

Under each of the previously-mentioned alternative options, each payment must generally be at least $20.

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Interest Income

All or part of the proceeds may be left with Prudential to earn interest, which can be paid annually, semi-annually, quarterly, or monthly. The minimum deposit is $1,000. This option allows your beneficiary to choose another settlement option at a later time. Withdrawals of $100 or more (including the entire unpaid Death Benefit) can be made at any time.

Lump Sum

Your beneficiary may choose to receive the full death benefit in a single lump sum check.

If the beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Please consult your tax advisor for advice.

Changes in Face Amount of Insurance

The Face Amount of insurance may increase or decrease. You may choose to increase or decrease the Face Amount of your insurance at certain times according to the Group Contract and Prudential's rules. The Face Amount may also decrease automatically when you reach age 75 and age 80. Here are some general statements about changes in your Face Amount of insurance. But you should read your Certificate to learn how changes work in your case.

When your Face Amount of insurance changes - whether it increases or decreases - the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. When we identify such a situation, we generally will notify you and ask whether you want us to process the Face Amount of insurance change. When you respond to this notification, we will process the change as you have requested in your response.  The Good Order date that we receive your response to this notification will be the effective date of this Face Amount change.  Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future. See the Taxes section.  You should consult your tax adviser before you change the Face Amount of your insurance.

Increases in Face Amount

Whether you are eligible to increase the Face Amount will depend on several factors at the time you request an increase.  These factors include:

•	your current Face Amount;.

•	your age;

•	your AICPA membership;

•	Your State Society of CPA or other qualifying organization membership; and

•	the schedule of coverage available.

When we receive a request to increase the Face Amount of insurance, Prudential may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential may not allow the increase.

An increase in the Face Amount will result in higher insurance charges because our Net Amount at Risk will increase.

Decreases in Face Amount

Whether you are eligible to decrease the Face Amount will depend on several factors at the time you request a decrease.  These factors include:

•	The reduced Face Amount must be a scheduled amount available to you.

•	A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

•	The Face Amount may decrease automatically when you attain ages 75 and 80.

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We will calculate the change in the Face Amount at the end of the first Business Day on or after the receipt of your instructions to decrease the Face Amount or when you attain age 75 or 80. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

How We Calculate the Face Amount of Your Insurance When You Reach Age 75 and Age 80

When you reach age 75, we will reduce the Face Amount to:

(1)	Five times the value of the Certificate Fund, or

(2)	75% of the Face Amount prior to age 75, whichever is greater

When you reach age 80, we will reduce the Face Amount to:

(1)	Five times the value of the Certificate Fund, or

(2)	50% of the Face Amount prior to age 75, whichever is greater

Once the Face Amount is recalculated, it will be rounded to the next highest $10,000 increment.  We will determine the amount of any reduction that occurs due to your attainment of an age on the later of (1) the Contract Anniversary coinciding with or next following your attainment of the reduction age and (2) the Contract Anniversary (October 1) on or after the tenth anniversary of the day on which you became insured for GVUL under the Group Contract.

The value of the Certificate Fund used in determining the reduced Face Amount will be calculated on the last Business Day prior to the effective date of the reduction.

But in no event will your ultimate Face Amount of insurance, as determined above, exceed your amount of insurance on the day prior to your attainment of the reduction age.  Nor will your amount of insurance at anytime be reduced to an amount below an amount required to keep the coverage within the definition of the life insurance under the Internal Revenue Code of 1986, or successor law, without reducing the Certificate Fund.

SURRENDER AND WITHDRAWALS

Surrender of a Certificate

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, all insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the end of the Business Day on which Aon Benfield Securities, Inc. receives your request form in Good Order.

We will pay the proceeds as described in the When Proceeds Are Paid section. If you redeem units from your Certificate Fund that you just purchased and paid for by check or ACH (Automatic Clearing House) transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See the Taxes section.

Cash Surrender Value

The Cash Surrender Value of your Certificate is equal to your Certificate Fund minus any Certificate Debt, outstanding charges. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account.  See the Loans section.

The Cash Surrender Value will change daily to reflect:

•	Net Premiums;

•	Withdrawals;

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•	Increases or decreases in the value of the Funds you selected;

•	Interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

•	Interest accrued on any loan;

•	The daily asset charge for mortality and expense risks assessed against the variable investment options; and

•	Monthly charges that Prudential deducts from your Certificate Fund.

If you ask, Aon Benfield Securities, Inc. will tell you the amount of the Cash Surrender Value of your Certificate. Prudential does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to be zero.

Withdrawals

While your Certificate is in effect, you may withdraw part of your Certificate's Cash Surrender Value (“Withdrawal”). We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

Withdrawals will be effective as of the end of the Business Day on which Aon Benfield Securities, Inc. receives your request form in Good Order. We will pay you the amount withdrawn as described in the When Proceeds Are Paid section. If you redeem units from your Certificate Fund that were recently purchased by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

There is no limit on the number of withdrawals you can make in a year. However, there is a transaction charge for each withdrawal. Currently, this charge is $10 or 2% of the amount you withdraw, whichever is less. In the future, Prudential Insurance may raise this charge, but not above $20. We will deduct the transaction charge from the amount you withdraw. A withdrawal will decrease the amount of the Death Benefit.

You may not repay any amount that you withdraw, although you generally may make additional premium payments.  Withdrawals may have tax consequences. See the Taxes section.

Payment of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Aon Benfield Securities, Inc. on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

LOANS

You may borrow up to the Maximum Loan Value of your Certificate Fund. The Maximum Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

You cannot take a loan if the Certificate Debt exceeds the Maximum Loan Value. Prudential will pay loan proceeds as described in the When Proceeds Are Paid section.

Interest charged on the loan accrues daily at a rate that Prudential sets each year.  Interest payments are due the last business day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

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When you take a loan from your Certificate Fund, here's what happens:

•	We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

•	We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

•
We will generally credit interest to the amount in the Loan Account at an effective annual rate that is currently 1% less than the rate Prudential Insurance charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate, but will never be less than 4%.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund.  You should send your loan repayments directly to Prudential Insurance. You may request a loan repayment form from Aon Benfield Securities, Inc.

If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund. A withdrawal may have tax consequences. See the Withdrawals section and the Taxes section.

A loan will not cause your Certificate to lapse. However, your loan plus accrued interest (together, these are called "Certificate Debt") may not equal or exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges and your coverage will end. See the Lapse section below.

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the Taxes section.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be.  The effect could be favorable or unfavorable.  If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made.  If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

LAPSE AND REINSTATEMENT

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund balance is not enough, Aon Benfield Securities, Inc. will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay.  We will send the notice to the last known address we have on file for you.  This payment must be received by the end of the grace period, or the Certificate will no longer have any value.  The grace period is currently 71 days.  However, we guarantee that the grace period will be at least the later of 61 days after the Monthly Deduction Date, or 30 days after the date Aon Benfield Securities, Inc. mailed you the notice.  A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the Taxes section.

If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended or if you are no longer an Eligible Group Member.  (If you are an Applicant Owner, we will not reinstate a lapsed Certificate if the Covered Person is no longer eligible for coverage under the Group Contract.)

To reinstate your Certificate, you must send the following items to Aon Benfield Securities, Inc.:

•	A written request for reinstatement;

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•	Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential;

•	A premium payment that is at least enough, after deduction of any charges that apply, to pay the monthly charges for the grace period and for two more months. See the Charges and Expenses section;

•
We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request for reinstatement. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability, and the period during which the suicide exclusion applies will start over again. See the Suicide Exclusion and Incontestability sections.

Currently, we do not charge for a reinstatement. But, we reserve the right to charge for reinstatements in the future.  Reinstatement of your Certificate does not reverse or eliminate tax reporting related to a lapse with an outstanding loan.

TAXES

This summary provides general information on federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance and Investor Control

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses or Statements of Additional Information.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	You will not be taxed on the growth of the Funds in the Certificate Fund, unless you receive a distribution from the Certificate Fund, and

•	The Certificate's Death Benefit will be income tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Moreover, regulations issued to date do not provide guidance concerning the extent to which Participants may direct their investments to the particular available Subaccounts of a separate account without causing the Participants, instead of Prudential Insurance, to be considered the owners of the underlying assets. The ownership rights under the Certificate are similar to, but different in certain respects from, those addressed by the Internal Revenue Service (“IRS”) rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the rulings. While we believe that Prudential Insurance will be treated as the owner of the separate account assets, it is possible that the Participants may be considered to own the assets.

Because of these uncertainties, we reserve the right to make changes--which will be applied uniformly to all Participants after advance written notice--that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance and that Prudential Insurance will be treated as the owner of the underlying assets.

In order to meet the definition of life insurance rules for federal income tax purposes, the Certificate must satisfy the Cash Value Accumulation Test under the Internal Revenue Code.

Under the Cash Value Accumulation Test, the Certificate must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Certificate qualifies as life insurance, the Certificate's Death Benefit may increase as the Certificate Fund value increases.  The Death Benefit, at all times, must be at least equal to the Certificate Fund multiplied by the applicable Attained Age factor.

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Pre-Death Distributions

The tax treatment of any distribution you receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

Certificates Not Classified As Modified Endowment Contracts

•
If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service ("IRS").  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

•	Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

•
The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or an additional benefit is added or removed).  You should first consult a tax adviser if you are contemplating any of these steps.

•
If the Certificate is classified as a Modified Endowment Contract, then amounts you receive under the Certificate before the Covered Person's death, including loans, withdrawals, and premium refunds (passed on to you as an annual refund ) which are not reinvested are included in income to the extent that the Certificate Fund exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way.

•
These rules also apply to loans, withdrawals, premium refunds which are not reinvested, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

•
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.

Withholding

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

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Other Tax Considerations

If you transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the Covered Person, if different, dies.

The earnings of the Account are taxed as part of Prudential's operations. The Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

Federal Income Tax Status of Amounts Received Under the Certificate

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the Death Benefit is fixed instead of variable). Here's what that means:

•	First, the Death Benefit is generally not included in the gross income of the beneficiary;

•	Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains;

•
Third, surrenders and withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income. The taxable portion of the distribution is taxed as ordinary income. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distributions section.

•	Fourth, loans are not generally treated as distributions. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distribution section.

You should consult your tax adviser for guidance on your specific situation.

Company Taxes

We will pay company income taxes on the taxable corporate earnings created by this separate account product.  While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract.  We will periodically review the issue of charging for these taxes and may impose a charge in the future.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law.  These benefits reduce our overall corporate income tax liability.  Under current law, such benefits may include foreign tax credits and corporate dividend received deductions.  We do not pass these tax benefits through to holders of the separate account group variable life insurance contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.  We reserve the right to change these tax practices.

LEGAL PROCEEDINGS

Prudential is subject to legal and regulatory actions in the ordinary course of its businesses, including class action lawsuits.  Prudential’s pending legal and regulatory actions include proceedings specific to it and proceedings generally applicable to business practices in the industries in which it operates, including in both cases businesses that have either been divested or placed in wind-down status.  In its insurance operations, Prudential is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In its investment-related operations, Prudential is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that Prudential made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. Prudential is also subject to litigation arising out of its

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general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Prudential and its businesses and products. In addition, Prudential, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Prudential’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages.  The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

In January 2011, a purported state-wide class action, Garcia v. The Prudential Insurance Company of America was dismissed by the Second Judicial District Court, Washoe County, Nevada.  The complaint is brought on behalf of Nevada beneficiaries of life insurance policies sold by Prudential for which, unless the beneficiaries elected another settlement method, death benefits were placed in retained asset accounts that earn interest and are subject to withdrawal in whole or in part at any time by the beneficiaries.  The complaint alleges that by failing to disclose material information about the accounts, Prudential wrongfully delayed payment and improperly retained undisclosed profits, and seeks damages, injunctive relief, attorneys’ fees and prejudgment and post-judgment interest. In February 2011, plaintiff appealed the dismissal.  As previously reported, in December 2009, an earlier purported nationwide class action raising substantially similar allegations brought by the same plaintiff in the United States District Court for the District of New Jersey, Garcia v. Prudential Insurance Company of America, was dismissed.  In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in the Circuit Court of the First Judicial Circuit, Williamson County, Illinois.  The complaint makes allegations under Illinois law, substantially similar to the Garcia cases, on behalf of a class of Illinois residents whose death benefits were settled by retained assets accounts.  In January 2011, the case was removed to the United States District Court for the Southern District of Illinois.  In July 2010, a purported nationwide class action that makes allegations similar to those in the Garcia and Phillips actions relating to retained asset accounts of beneficiaries of a group life insurance contract owned by the United States Department of Veterans Affairs (“VA Contract”) that covers the lives of members and veterans of the U.S. armed forces, Lucey et al. v. Prudential Insurance Company of America, was filed in the United States District Court for the District of Massachusetts.  The complaint challenges the use of retained asset accounts to settle death benefit claims, asserting violations of federal and state law, breach of contract and fraud and seeking compensatory and treble damages and equitable relief.  In October 2010, Prudential filed a motion to dismiss the complaint.  In November 2010, a second purported nationwide class action brought on behalf of the same beneficiaries of the VA Contract, Phillips v. Prudential Insurance Company of America and Prudential Financial, Inc., was filed in the United States District Court for the District of New Jersey, and makes substantially the same claims.  In November and December 2010, two additional actions brought on behalf of the same putative class, alleging substantially the same claims and the same relief, Garrett v. The Prudential Insurance Company of America and Prudential Financial, Inc. and Witt v. The Prudential Insurance Company of America were filed in the United States District Court for the District of New Jersey. In February 2011, Phillips, Garrett and Witt were transferred to the United States District Court for the Western District of Massachusetts by the Judicial Panel for Multi-District Litigation. In September 2010, Huffman v. The Prudential Insurance Company, a purported nationwide class action brought on behalf of beneficiaries of group life insurance contracts owned by ERISA-governed employee welfare benefit plans was filed in the United States District Court for the Eastern District of Pennsylvania, alleging that using retained asset accounts in employee welfare benefit plans to settle death benefit claims violates ERISA and seeking injunctive relief and disgorgement of profits.  Prudential has moved to dismiss the complaint.  In July 2010, Prudential, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to the use of retained asset accounts.  In August 2010, Prudential received a similar request for information from the State of Connecticut Attorney General’s Office.  Prudential is cooperating with these investigations.  Prudential has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts.  These matters may result in additional investigations, information requests, claims, hearings, litigation and adverse publicity.

In June 2009, special bankruptcy counsel for Lehman Brothers Holdings Inc. (“LBHI”), Lehman Brothers Special Financing ("LBSF") and certain of their affiliates made a demand of Prudential Global Funding LLC ("PGF"), a subsidiary of Prudential, for the return of a portion of the $550 million in collateral delivered by LBSF to PGF pursuant to swap agreements and a cross margining and netting agreement between PGF, LBSF and Lehman Brothers Finance S.A. a/k/a Lehman Brothers Finance AG ("Lehman Switzerland"), a Swiss affiliate that is subject to insolvency proceedings in the United States and Switzerland. LBSF claims that PGF wrongfully applied the collateral to Lehman Switzerland’s obligations in violation of the automatic stay in LBSF’s bankruptcy case, which is jointly administered under In re Lehman Brothers Holdings Inc. in the United States Bankruptcy Court in the Southern District of New York (the “Lehman Chapter 11 Cases”).  In August 2009, PGF filed a declaratory judgment action in the same court against LBSF, Lehman Switzerland and LBHI (as guarantor of LBSF and Lehman Switzerland under the swap agreements)

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seeking an order that (a) PGF had an effective lien on the collateral that secured the obligations of both LBSF ($197 million) and Lehman Switzerland ($488 million) and properly foreclosed on the collateral leaving PGF with an unsecured $135 million claim against LBSF (and LBHI as guarantor) or, in the alternative, (b) PGF was entitled, under the Bankruptcy Code, to set off amounts owed by Lehman Switzerland against the collateral and the automatic stay was inapplicable.  The declaratory judgment action is captioned Prudential Global Funding LLC v. Lehman Brothers Holdings Inc., et al.  In addition, PGF filed timely claims against LBSF and LBHI in the Lehman Chapter 11 Cases for any amounts due under the swap agreements, depending on the results of the declaratory judgment action.  In October 2009, LBSF and LBHI answered in the declaratory judgment action and asserted counterclaims that PGF breached the swap agreement, seeking a declaratory judgment that PGF had a perfected lien on only $178 million of the collateral that could be applied only to amounts owed by LBSF and no right of set off against Lehman Switzerland's obligations, as well as the return of collateral in the amount of $372 million plus interest and the disallowance of PGF's claims against LBSF and LBHI.  LBSF and LBHI also asserted cross-claims against Lehman Switzerland seeking return of the collateral.  In December 2009, PGF filed a motion for judgment on the pleadings to resolve the matter in its favor.  In February 2010, LBSF and LBHI cross-moved for judgment on the pleadings.

In April 2009, a purported nationwide class action, Schultz v. The Prudential Insurance Company of America, was filed in the United States District Court for the Northern District of Illinois.  In January 2010, the court dismissed the complaint without prejudice.  In February 2010, plaintiff sought leave to amend the complaint to add another plaintiff and to name the ERISA welfare plans in which they were participants individually and as representatives of a purported defendant class of ERISA welfare plans for which Prudential offset benefits.  The proposed amended complaint alleged that Prudential and the welfare plans violated ERISA by offsetting family Social Security benefits against Prudential contract benefits and seeks a declaratory judgment that the offsets are unlawful as they are not “loss of time” benefits and recovery of the amounts by which the challenged offsets reduced the disability payments.  In August 2010, the court denied leave to amend as to Prudential and plaintiffs subsequently filed a third amended complaint asserting claims on behalf of a purported nationwide class against a purported defendant class of ERISA welfare plans for which Prudential offset family Social Security benefits.  The action, now captioned Schultz v. Aviall, Inc. Long Term Disability Plan, asserts the same ERISA violations. In December 2010, an action alleging substantially similar ERISA violations as in the Schultz action, Koehn v. Fireman's Fund Insurance Company Long Term Disability Plan, was filed in the United States District Court for the Northern District of California.  The Koehn complaint, naming only the plan as defendant,  asserts that the defendant plan's long term disability benefits are insured by Prudential and that the terms of the plan were violated by offsetting family Social Security benefits against Prudential contract benefits.  Prudential is indemnifying the defendant plans in both Schultz and Koehn.

From November 2002 to March 2005, eleven separate complaints were filed against Prudential Financial, Inc. (“PFI”), Prudential and the law firm of Leeds Morelli & Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential, over 350 claimants who are current and former employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants.  In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration.  In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated.  In March 2007, the court granted plaintiffs’ motion to amend the complaint to add over 200 additional plaintiffs, and a claim under the New Jersey discrimination law, but denied without prejudice plaintiffs’ motion for a joint trial on liability issues.  In June 2007, PFI and Prudential moved to dismiss the complaint.  In November 2007, the court granted the motion, in part, and dismissed the commercial bribery and conspiracy to commit malpractice claims, and denied the motion with respect to other claims.  In January 2008, plaintiffs filed a demand pursuant to New Jersey law stating that they were seeking damages in the amount of $6.5 billion.  In February 2010, the New Jersey Supreme Court assigned the cases for centralized case management to the Superior Court, Bergen County.  Prudential participated in a court-ordered mediation that has resulted in a settlement in principle.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law.  The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees.  In March 2008, the court conditionally certified a nationwide class on the federal overtime claim.  Separately, in March 2008, a purported nationwide class action lawsuit was filed in the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, claiming that Prudential failed to pay its agents overtime and provide other benefits in violation of California and federal law and seeking compensatory and punitive damages in unspecified amounts.  In September 2008, Wang was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter.  Subsequent amendments to the complaint have resulted in additional allegations involving purported violations of an additional nine states’ overtime and wage payment laws.  In

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February 2010, Prudential moved to decertify the federal overtime class that had been conditionally certified in March 2008, and moved for summary judgment on the federal overtime claims of the named plaintiffs.  In July 2010, plaintiffs filed a motion for class certification of the state law claims.  In August 2010, the district court granted Prudential’s motion for summary judgment, dismissing the federal overtime claims.  The motion for class certification of the state law claims is pending.

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”).  This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager.    Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above.  Prudential’s consolidated financial statements, and the results of the Retirement segment included in Prudential’s U.S. Retirement Solutions and Investment Management Division, for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs.  In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA.  In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law.  In February 2010, State Street reached a settlement with the SEC over charges that it misled investors about their exposure to subprime investments, resulting in significant investor losses in mid-2007.  Under the settlement, State Street paid approximately $313 million in disgorgement, pre-judgment interest, penalty and compensation into a Fair Fund that was distributed to injured investors and consequently, State Street paid PRIAC, for deposit into its separate accounts, approximately $52.5 million.   By the terms of the settlement, State Street’s payment to PRIAC does not resolve any claims PRIAC has against State Street or SSgA in connection with the losses in the investment funds SSgA managed, and the penalty component of State Street’s SEC settlement (approximately $8.4 million) cannot be used to offset or reduce compensatory damages in the action against State Street and SSgA.  In June 2010, PRIAC moved for partial summary judgment on State Street’s counterclaims.  At the same time, State Street moved for summary judgment on PRIAC’s complaint.

Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted.  It is possible that results of operations or cash flow of Prudential in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on its financial position.  Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification is not likely to have a material adverse effect on Prudential’s financial position.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.  The financial statements of the Account and the consolidated financial statements of Prudential are made available in the Statement of Additional Information to this prospectus.

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ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus.  This prospectus does not include all the information set forth in the registration statement.  Certain portions have been omitted pursuant to the rules and regulations of the SEC.  The omitted information may, however, be obtained from the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.

You may contact the depositor for further information at the address and telephone number inside the front cover of this prospectus.  For service or questions on your Certificate, please contact Aon Benfield Securities, Inc. at the phone number on the back cover.

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DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

Account - The Account is a variable contract account, also known as a separate account, that is identified as the Prudential Variable Contract Account GI-2. The Account is divided into Subaccounts. Each variable investment option is a Subaccount of the Account. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each Subaccount are segregated from the assets of each other Subaccount.

Aon Benfield Securities, Inc. – A direct wholly-owned subsidiary of Aon Corporation and an affiliate of Aon Insurance Services, the plan agent for the Contract.

Applicant Owner – A person other than the Eligible Group Member who obtains new insurance coverage on the life of an Eligible Group Member.

Attained Age - Your age on your last birthday on or prior to October 1 of each year.

Business Day - A day on which the New York Stock Exchange is open for trading.

Cash Surrender Value - The amount you receive upon surrender of the Certificate.  The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt and any other outstanding charge.

Certificate - A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

Certificate Anniversary - The same date each year as the Certificate Date.

Certificate Date - The effective date of coverage under a Certificate.

Certificate Debt - The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

Certificate Fund - The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

Certificate Year - The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

Contract Anniversary - October 1 of  each year.

Contract Date - The date on which the Group Contract is issued.

Covered Person - The person whose life is insured under the Group Contract. The Covered Person is generally the Participant.

Death Benefit - The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).

Eligible Group Members - Members of the AICPA and/or a State Society of CPAs and/or other qualifying organization who are less than age 75 and not disabled under the terms of the CPA Life Insurance Plan.  You may only be covered under either the CPA Life Insurance Plan or the Group Variable Universal Life Insurance, but not both.

Face Amount - The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

Fixed Account - An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate we declare periodically.

Funds - A Fund is a portfolio of a series mutual fund. Each of these mutual funds is an open-end management investment company registered under the Investment Company Act of 1940. The shares of such Fund are purchased only by insurance company separate accounts, such as the Account, and qualified plans, and are not available on a retail basis. Each variable investment option buys shares of one specific Fund.

Group Contract - A Group Variable Universal Life insurance contract that Prudential issues to the Trustee of the American Institute of Certified Public Accountants Insurance Trust.

Group Contract Holder - The Trustee of the American Institute of Certified Public Accountants Insurance Trust.

Issue Age - The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

Loan Account - An account within Prudential's general account to which we transfer from the Account and/or the Fixed Account an amount equal to the amount of any loan.

Maximum Loan Value - The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

38

Modified Endowment Contract - A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions (such as withdrawals, loans, Premium Refunds (passed on to you as refunds) which are not reinvested or assignments) from a Modified Endowment Contract.  Regardless of classification as a Modified Endowment Contract cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the Taxes section for a more complete description of the Modified Endowment Contract rules.

Monthly Deduction Date - The Contract Date and the first day of each succeeding month, except that whenever the Monthly Deduction Date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day.

Net Amount at Risk - The amount by which your Certificate’s Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

Net Premium - Your premium payment minus any charges for taxes attributable to premiums. Net Premiums are the amounts that we allocate to the Account and/or the Fixed Account.

Paid-Up Coverage - This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one premium payment to begin the coverage and never make any additional payments.

Participant - An Eligible Group Member or "Applicant Owner" under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to Participants as "you" in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

Premium Refund - A refund that Prudential may provide under certain Group Contracts based on favorable experience.

Series Fund - The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

Subaccount - A division of the Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

The Prudential Insurance Company of America - Prudential, us, we, our.  The company offering the Contract.

39

To Learn More About Prudential Group Variable Universal Life

To learn more about the Group variable universal life Contract, you can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2011 .  See the Table of Contents of the SAI below.

40

TABLE OF CONTENTS OF
THE FUND PROSPECTUSES

AllianceBernstein Variable Products Series Fund, Inc.:	Appendix 1
AllianceBernstein VPS International Growth Portfolio

AllianceBernstein Variable Products Series Fund, Inc.:	Appendix 2
AllianceBernstein VPS Real Estate Investment Portfolio

Dreyfus Variable Insurance Funds:	Appendix 3
Dreyfus VIF International Equity Portfolio

DWS Variable Series II:	Appendix 4
DWS Dreman Small Mid Cap Value VIP

Lazard Retirement Series, Inc.:	Appendix 5
Lazard Retirement Emerging Markets Equity Portfolio

T. Rowe Price Equity Series, Inc.:	Appendix 6
Mid Cap Growth Portfolio

T. Rowe Price Equity Series, Inc.:	Appendix 7
New America Growth Portfolio

T. Rowe Price Equity Series, Inc.:	Appendix 8
Personal Strategy Balanced Portfolio

The Prudential Series Fund Portfolio:	Appendix 9
High Yield Bond Portfolio
Jennison 20/20 Focus Portfolio
Money Market Portfolio
Small Capitalization Portfolio
Stock Index Portfolio
Value Portfolio

41

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-01031.  The SAI contains additional information about the Prudential Variable Contract Account GI-2.  All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090.  The SEC also maintains a Web site (http://www.sec.gov) that contains the Prudential Group Variable Universal Life SAI, material incorporated by reference, and other information about the Prudential Insurance Company of America.  Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-562-9874 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information or other documents.

Group Variable Universal Life Insurance (contract series: 89759) is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark NJ 07102, and is distributed by Prudential Investment Management Services LLC (PIMS), Three Gateway Center, 14th Floor, Newark NJ 07102-4077, each being a Prudential Financial company and each is solely responsible for its financial condition and contractual obligation.  Coverage is offered and administered through Aon Benfield Securities, Inc., Member FINRA/SIPC, 159 East County Line Road, Hatboro, PA 19040-1218, 1-800-223-7473.  The Plan Agent of the AICPA Insurance Trust is Aon Insurance Services.  Aon Benfield Securities, Inc. and Aon Insurance Services are not affiliated with either Prudential or PIMS.  Aon Insurance Services is a division of Affinity Insurance Services, Inc.; in CA, MN & OK, (CA License #0795465)  Aon Insurance Services is a division of AIS Affinity Insurance Agency, Inc.; and in NY, AIS Affinity Insurance Agency.

Investment Company Act of 1940: Registration No.:  811-07545

42

Supplement Dated May 1, 2011
to Prospectus Dated May 1, 2011
for Group Variable Universal Life Insurance

Special Features of the Group Contract For
CBS Corporation

This document is a supplement to the prospectus dated May 1, 2011 (the “prospectus”) for the Group Variable Universal Life Insurance contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the CBS Corporation Group Variable Universal Life Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	4
The Funds	4
Investment Manager	4
Investment Advisers for the Prudential Series Fund	5
Investment Subadvisers for Unaffiliated Funds / Portfolios	5
Service Fees Payable to Prudential	6
Charges	6
Charge for Taxes Attributable to Premiums	6
Daily Charges for Mortality and Expense Risks	7
Daily Charges for Investment Management Fees and Expenses	7
Monthly Charges	7
Insured’s Age	7
Monthly Cost of Insurance Rate per $1000 (Non-Smokers)	7
Possible Additional Charges	7
The Fixed Account	7
Eligibility and Enrollment	8
Eligibility	8
Enrollment Period	8
“Free Look” Period	8
Coverage Information	9
Face Amount	9
Evidence of Good Health	9
Changes in Face Amount	9
Increases in Face Amount	9
Decreases in Face Amount	10
Definition of Life Insurance	10
Additional Insurance Benefits	10
Accelerated Benefit Option	10
Exclusions	10
Changes in Personal Status	10
Continuing Coverage When You Retire, Terminate Employment or Become Disabled	10
Termination of the Group Contract	10
Premiums	11
Payment of Premiums	11
When Monthly Charges are Deducted	11
If you make routine premium payments by automatic payroll deduction through CBS	11
If you make routine premium payments directly to Prudential	11
TABLE OF CONTENTS OF THE FUND PROSPECTUSES	12

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate.  In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current – 2.60%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.
1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90% 1 of the amount of assets in the variable investment options. Current – 0.45%1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $3.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.34 Minimum - $0.10
Charge for a Representative Participant		Representative guaranteed charge - $ 0.604
Net Interest on Loans5	Annually	2%
*Additional Insurance Benefits3:
Child Dependents Term Life Insurance	Monthly	Maximum - $0.126 Minimum - $0.126
Representative current charge - $0.127
* Spouse GVUL (Cost of Insurance)2
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.34 Minimum - $0.10
Charge for a Representative Participant		Representative guaranteed charge - $ 0.604

*	The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.
1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	These benefits may not be available to some groups.
4.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 45 year old insured guaranteed under the contract.
5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

6.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
7.	The representative current charge for additional insurance benefits are sample rates currently charged.

3

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.38%	1.18%

Portfolio Companies

Set out below is a list of each available Fund and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  The full names of the investment subadvisers and investment advisers are listed immediately following each chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Prudential Series Fund – Class I Shares
Portfolios / Objectives	Style/Type	Subadvisers
Diversified Bond: High level of income over a longer term while providing reasonable safety of capital.	Fixed Income - Corporate	PIM
Equity: Long-term growth of capital.	Large-Cap Core	Jennison
Flexible Managed: Total return consistent with an aggressively managed diversified portfolio.	Balanced	PIM QMA
Global: Long-term growth of capital.	International - Equity	QMA LSV MCM T. Rowe Price William Blair
Money Market: Maximum current income consistent with the stability of capital and the maintenance of liquidity.	Fixed Income – Money Market	PIM
Stock Index: Investment results that generally correspond to the performance of publicly-traded common stocks.	Large-Cap Core	QMA

4

Investment Advisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

Unaffiliated Funds / Portfolios
Funds / Portfolios / Objectives	Style/Type	Advisers
Templeton Foreign Securities Fund1: Long-term capital growth.	International - Equity	Investment Counsel
Janus Portfolio2: Long-term growth of capital	Large-Cap Growth	Janus Capital
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio3: Long-term capital appreciation.	Multi-Cap Growth	Lazard
T. Rowe Price Equity Income Portfolio: To provide substantial dividend income as well as long-term growth of capital.	Large-Cap Value	T. Rowe Price
T. Rowe Price New America Growth Portfolio: Long-term capital growth.	Multi-Cap Growth	T. Rowe Price
1.	Class 2 Shares
2.	Institutional Shares
3.	Service Shares

Investment Subadvisers for Unaffiliated Funds / Portfolios

•	Janus Capital Management LLC (“Janus Capital”)
•	Lazard Asset Management LLC ("Lazard")
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")
•	Templeton Investment Counsel, LLC (“Investment Counsel”)

5

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2011 , the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%.  Some funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee:

•	Franklin Templeton Foreign Securities
•	Lazard Retirement U.S. Small-Mid Cap Equity

Charges

The current charges under the CBS Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.25% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

6

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the Subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks.

For CBS the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance, and, if applicable, a monthly charge for administrative expenses. Currently, the monthly charge for administrative expenses is $3.00.

The highest current rate per thousand is $29.94 , and applies to insureds ages 95 and above, who are smokers and have elected to continue their coverage.  The lowest current rate per thousand is $0.03 , and applies to insured non-smoking active employees under age 30.

The following table provides sample per thousand rates (net of taxes) for active employees paying nonsmoker rates:

Insured’s Age	Monthly Cost of Insurance Rate per $1000 (Non-Smokers)
35	$. 06
45	$. 14
55	$. 38
65	$. 65

Spouse Group Variable Universal Life Coverage

The highest current rate per thousand is $29.94 , and applies to insureds ages 95 and above, who are smokers and whose spouses have elected to continue their coverage.  The lowest current rate per thousand is $0.03 , and applies to insured non-smoking spouses of active employees under age 30.

The following table provides sample per thousand rates (net of taxes) for spouses of active employees paying nonsmoker rates:

Insured’s Age	Monthly Cost of Insurance Rate per $1000 (Non-Smokers)
35	$. 06
45	$. 14
55	$. 38
65	$. 65

Dependent Term Insurance

The rate for child term insurance is currently $0.12 per thousand.

Possible Additional Charges

For details on possible additional charges, see the Charges and Expenses section of the prospectus.

7

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Eligibility and Enrollment

Eligibility

Eligible Group Members for the Group Variable Universal Life Insurance are:

Active Salaried Employees of CBS Corporation (“CBS”) who on December 31, 2001 were participating in the CBS Group Variable Universal Life Insurance plan, and have elected to continue under the program.

In addition, eligible group members may also purchase Group Variable Universal Life Insurance for their spouse and Dependent Term Life Insurance coverage for their eligible dependent children.

Spouses who are also employees of CBS may not be covered both as an employee and a spouse. If, after the death of a spouse, we become aware that a spouse was covered as both an employee and spouse, we will pay a death benefit as though the spouse were an employee only. We will return the premiums that were paid as a spouse, and we will retain any investment gain or loss.

We refer to each person who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

Children of eligible employees are eligible for dependent term life coverage from live birth to age 23, provided they are unmarried and dependent on the employee for support and maintenance. Eligible children include legally adopted children, stepchildren and foster children who live with the employee and depend on the employee wholly for support.

•
A child will not be eligible if he or she is confined for medical care or treatment at home or elsewhere on the effective date of coverage, unless the child was, on December 31, 2001, covered under the CBS Group Dependent Life Insurance Policy.

•
At the expiration of the calendar year in which a child reaches age 23, the employee may continue coverage if the child is not physically or mentally capable of self-support. The employee must give Prudential evidence of the incapacity within 31 days after coverage would end.

•	Children who are also employees of CBS may not be covered both as an employee and a dependent. If both parents are employees of CBS, a child may be covered by only one parent.

Enrollment Period

There is no limited enrollment period. Eligible Group Members may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of good health before that person can become covered, except as noted below and also in the Evidence of Good Health section.

•
2002 Annual Enrollment - During the 2002 annual enrollment period, an employee could increase his/her coverage by one times Annual Benefits Base Salary with no evidence of good health. During that same annual enrollment period an employee could enroll his/her spouse for $10,000, $20,000 or $30,000 of coverage with no evidence of good health.

•
2007 Annual Enrollment - During the 2007 annual enrollment period, an employee could increase his/her coverage by one times Annual Benefits Base Salary with no evidence of good health. All increases in spouse coverage required evidence of good health.

•
2009 special enrollment period – During the special 2009 open enrollment period, an employee could increase his/her coverage by one times Annual Benefits Base Salary with no evidence of good health. All increases in spouse coverage require evidence of good health.

8

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Series Fund Money Market Portfolio. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Coverage Information

Face Amount

Executive Employee Group Variable Universal Life Coverage

A Participant who is classified by the employer as an executive may choose a Face Amount from one times Annual Benefits Base Salary to eight times Annual Benefits Base Salary, up to a maximum of $3,000,000.  The calculated Face Amount will always be rounded up to the nearest $1,000 if not already a multiple of that amount.

Non-Executive Employee Group Variable Universal Life Coverage

All other Participants who are eligible employees may choose a Face Amount from one times Annual Benefits Base Salary to eight times Annual Benefits Base Salary, up to a maximum of $5,000,000.  The calculated Face Amount will always be rounded up to the nearest $1,000 if not already a multiple of that amount.

Spouse Group Variable Universal Life Coverage

A Participant may choose Group Variable Universal Life Insurance coverage for a spouse in $10,000 increments, up to $250,000.

Dependent Children

A Participant may elect Dependent Term Life Insurance coverage for qualified dependent children from one of the following five amounts for each eligible child: $1,000, $2,000, $4,000, $10,000 or $20,000.

Evidence of Good Health

For a Participant who is An Employee

Other than as noted above in the Enrollment Period section, any increase in coverage will be subject to the employee giving evidence of good health, except that an employee can increase coverage by one times Annual Benefits Base Salary within 31 days of a qualifying life event without any medical evidence being required. For the purposes of this plan, a qualifying life event is defined as: (1) a change in marital status, (2) the birth/adoption of a child, (3) the death of a dependent or (4) the purchase of a home.  See Enrollment Period above for the special rules applicable to the applicable Benefits Enrollment Period.

For a Dependent Spouse

Other than as noted above in the Enrollment Period section, a spouse must give evidence of good health for any increase, except that coverage can be increased by $10,000 without evidence of good health, within 31 days of a qualifying life event. If an employee enrolls for spouse coverage more than 31 days from the date of initial eligibility, all amounts of coverage will require evidence of good health.   See Enrollment Period above for the special rules applicable to the applicable Benefits Enrollment Period.

Changes in Face Amount

Increases in Face Amount

You may increase your Face Amount of insurance at anytime. You may also increase your amount of spouse or dependent child coverage. However, increased coverage may require evidence of insurability satisfactory to Prudential as noted in the section Evidence of Good Health above. Additionally, if you are not actively at work on the date any approved increase in coverage would be effective, such increase will not become effective until you return to active-at-
9

work status. If any dependent spouse or child is home or hospital confined on the date any approved increase in coverage would be effective, such increase will not be effective until the spouse or child is released from such confinement.

Decreases in Face Amount

Your coverage amount will not be decreased unless you request a decrease from Prudential.

See the Changes in Face Amount and Taxes sections of the prospectus.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Additional Insurance Benefits

Accelerated Benefit Option

A Participant (employee or spouse) can elect to receive an early payment of up to 50% of the applicable Death Benefit, when diagnosed as being terminally ill with a life expectancy of 12 months or less.

Exclusions

There are no exclusions in the CBS Corporation Group Variable Universal Life Insurance plan.

Changes in Personal Status

Continuing Coverage When You Retire, Terminate Employment or Become Disabled

•
You may continue your coverage if you retire or become disabled. Your rates for coverage will depend on your age. Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

•
If you terminate employment at any other time, you may continue your coverage on a Continuation basis. If you continue coverage on a Continuation basis, your rates will be higher than rates for coverage as an active employee. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses.

Termination of the Group Contract

Either CBS or Prudential may end the Group Contract. See the Termination of Group Contract Holder’s Participation section of the prospectus for the conditions under which Prudential may terminate the Group Contract.

10

If the Group Contract ends, the effect on Participants depends on whether or not CBS replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•
If CBS does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•
If CBS does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; elect to continue coverage; or elect to receive the Cash Surrender Value of your Certificate.

•	You may continue your plan regardless of whether CBS replaces the Group Contract if, as of the date the Group Contract terminates, you have already elected to continue your coverage.

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

For active employees and their dependents, CBS will send routine premium payments to Prudential by payroll deduction. Retirees, employees on an approved leave of absence, and Participants who elect to continue their coverage will be billed directly by Prudential and will submit their premium payments directly to Prudential.

When Monthly Charges are Deducted

We calculate and deduct the monthly charge from your Certificate Fund, depending upon whether you make routine premium payments by automatic payroll deduction or directly to Prudential. We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments by automatic payroll deduction through CBS

We generally will deduct the monthly charge once per month, on the Monthly Deduction Date. The Monthly Deduction Date will coincide with the date CBS forwards premium payments to us. If premium payments have not been transferred to us by the 45th day after the first day of any month, we will deduct the monthly charge from the Certificate Fund on that 45th day.

If you make routine premium payments directly to Prudential

We generally will deduct charges once per period, on the date that we receive your premium payments. If your premium payments have not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day. However, for groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

Please refer to the prospectus for information on these and other features of the CBS Group Contract.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

11

TABLE OF CONTENTS OF
THE FUND PROSPECTUSES

Franklin Templeton Variable Insurance Products Trust:	Appendix 1
Templeton Foreign Securities Fund

Janus Aspen Series:	Appendix 2
Janus Portfolio

Lazard Retirement Series, Inc.:	Appendix 3
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

T. Rowe Price Equity Series, Inc.:	Appendix 4
Equity Income Portfolio

T. Rowe Price Equity Series, Inc.:	Appendix 5
New America Growth Portfolio

The Prudential Series Fund Portfolio:	Appendix6
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Money Market Portfolio
Stock Index Portfolio

12

Supplement Dated May 1, 2011
to Prospectus Dated May 1, 2011
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Executive Group Plans

This document is a supplement to the prospectus dated May 1, 2011 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the Group Contract and Certificates made available to your group.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	4
The Funds	4
Investment Manager	4
Investment Subadvisers for the Prudential Series Fund	5
Investment Advisers for Unaffiliated Funds / Portfolios	6
Service Fees Payable to Prudential	6
Charges	6
Charge for Taxes Attributable to Premiums	6
Daily Charges for Mortality and Expense Risks	7
Daily Charges for Investment Management Fees and Expenses	7
Monthly Charges	7
Possible Additional Charges	7
The Fixed Account	7
Eligibility and Enrollment	7
Eligibility	7
Enrollment Period	8
“Free Look” Period	8
Coverage Information	8
Face Amount	8
Increases in Face Amount	8
Decrease in Face Amount	8
Definition of Life Insurance	8
Additional Insurance Benefits	8
Exclusions	9
Changes in Personal Status	9
Continuing Coverage If You Become Totally Disabled	9
Continuing Coverage at Retirement	9
Continuing Coverage When You Leave the Group For Reasons Other Than Retirement	9
TABLE OF CONTENTS OF THE FUND PROSPECTUSES	10

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current – 2.60%
Charge for Processing Premiums.	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $20 per transfer after the twelfth .
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.

1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

  2

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90% 1 of the amount of assets in the variable investment options. Current – 0.45% 1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly
Certificates effective on or before 12/31/2008:
Maximum - $83.34
Minimum - $0.10

Representative guaranteed charge - $0. 754

Certificates effective on or after 01/01/2009:
Maximum - $50.48
Minimum - $0.04

Representative guaranteed charge - $0. 554

Net Interest on Loans5	Annually	2%
*Additional Insurance Benefits3:
Child Dependents Term Life Insurance	Monthly	Maximum - $0.086 Minimum - $0.086 Representative current charge - $0.087
Spouse Dependents Term Life Insurance	Monthly
Certificates effective on or before 12/31/2008:
Maximum - $ 2.196
Minimum - $ 0.066

Representative current charge - $ 0.168

Certificates effective on or after 01/01/2009:
Maximum - $ 2.196
Minimum - $ 0.066

Representative current charge - $ .168

*
The charges shown for Cost of Insurance and AD&D on employee’s life are expressed as rates per $1,000 of Net Amount at Risk.  The charges shown for Spouse and Child Term Insurance are expressed as rates per unit.  One unit includes $5,000 spouse coverage, $100 child coverage if the child is less than 6 months old, and $2,000 child coverage if the child is 6 months old and over.

1.	The daily charge is based on the effective annual rate shown
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	These benefits may not be available to some groups.
4.
The representative guaranteed charge for cost of insurance is a sample guaranteed maximum rate charged for a 48 year old insured.  The representative guaranteed charge for the cost of insurance may vary by Executive Group contract based on age, most common rating class of actual certificates, and demographics of the group.

5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

6.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
7.	The representative current charge for additional insurance benefits are sample rates currently charged.
8.	The representative current charge for spouse term insurance is a sample rate currently charged for a 48 year old insured, who is the spouse of an active employee.

  3

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.38%	1.18%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  The full names of the investment subadvisers and investment advisers are listed immediately following each chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Prudential Series Fund – Class I Shares
Portfolios / Objectives	Style/Type	Subadvisers
Diversified Bond: High level of income over a longer term while providing reasonable safety of capital.	Fixed Income - Corporate	PIM
Equity: Long-term growth of capital.	Large-Cap Core	Jennison
Flexible Managed: Total return consistent with an aggressively managed diversified portfolio.	Balanced	PIM QMA
Global: Long-term growth of capital.	International - Equity	QMA LSV MCM T. Rowe Price William Blair
Jennison: Long-term growth of capital.	Large-Cap Growth	Jennison
Money Market: Maximum current income consistent with the stability of capital and the maintenance of liquidity.	Fixed Income – Money Market	PIM
Stock Index: Investment results that generally correspond to the performance of publicly-traded common stocks.	Large-Cap Core	QMA
Value: Capital appreciation.	Large-Cap Value	Jennison

 4

Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

Unaffiliated Funds / Portfolios
Funds / Portfolios / Objectives	Style/Type	Advisers
DWS High Income VIP1: Provide a high level of current income.	Fixed Income – High Yield	Deutsche
Templeton Foreign Securities Fund2: Long-term capital growth.	International – Equity	Investment Counsel
Janus Overseas Portfolio3: Long-term growth of capital.	International – Equity	Janus Capital
Janus Portfolio3: Long-term growth of capital.	Large-Cap Growth	Janus Capital
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio4: Long-term capital appreciation.	Multi-Cap Growth	Lazard
MFS Research Series5: Capital appreciation.	Large-Cap Core	MFS
T. Rowe Price Equity Income Portfolio: Substantial dividend income as well as long-term growth of capital.	Large-Cap Value	T. Rowe Price
T. Rowe New America Growth Fund: Long-term capital growth.	Multi-Cap Growth	T. Rowe Price
1.	Class A Shares
2.	Class 2 Shares
3.	Institutional Shares
4.	Service Shares
5.	Initial Class Shares

5

Investment Advisers for Unaffiliated Funds / Portfolios

•	Deutsche Investment Management Americas Inc. (“Deutsche”)
•	Janus Capital Management LLC (“Janus Capital”)
•	Lazard Asset Management LLC ("Lazard")
•	Massachusetts Financial Services Company ("MFS")
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")
•	Templeton Investment Counsel, LLC (“Investment Counsel”)

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2011 , the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%.  Some funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Portfolios currently pay a 12b-1 fee:

•	Franklin Templeton Foreign Securities
•	Lazard Retirement U.S. Small-Mid Cap Equity

Charges

The current charges under your Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.25% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

 6

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.  The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund.

For certificates currently available to the largest existing group case, the highest current rate per thousand is $ 19.56 , and applies to insureds at age 99.  The lowest current rate per thousand is $0.05, and applies to insureds under age 24.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.07
45	$.12
55	$.32
65	$.90

Spouse and Child Term Insurance: The rate for child term insurance is currently $0.08 per thousand.  The highest current rate per thousand for spouse term insurance is currently $ 2.19 and applies to insureds age 70 and older.  The lowest current rate per thousand is $.06, and applies to insureds under age 24.

Possible Additional Charges

For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Eligibility and Enrollment

Eligibility

Eligible Group Members are active employees, classes or members of the Group as determined by the employer or Group Contract holder.

7

We refer to each Eligible Group Member who buys coverage as a "Participant."   When the term "you" or "your" is used, we are also referring to a Participant.

Enrollment Period

There is no limited enrollment period. Eligible Group Members may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of good health before that person can become covered.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Coverage Information

Face Amount

The minimum Face Amount is $100,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Issues Certificates section of the prospectus.

Evidence of insurability satisfactory to Prudential will be required if the Face Amount exceeds the limits set forth in your Certificate.

Changes in Face Amount

Increases in Face Amount

For Face Amounts based on annual salary or earnings, we may increase Face Amounts based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health.

Decrease in Face Amount

Face Amounts will not decrease unless you request a decrease. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Additional Insurance Benefits

Accelerated Benefit Option: You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 90% of the Death Benefit, subject to a maximum of $500,000. "Terminally ill" means you have a life expectancy of 12 months or less (6 or 24 months in some states).  This benefit and the specific rules that apply to your group can be found in your contract.

  8

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus for details.

Changes in Personal Status

Continuing Coverage If You Become Totally Disabled

If you become totally disabled prior to age 60 and are unable to work in any occupation, Prudential will extend your Group Variable Universal Life coverage so that you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 65 or are no longer totally disabled. When you reach age 65 or are no longer totally disabled, you may continue your Group Variable Universal Life Coverage even if you are on a disability leave of absence. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage at Retirement

You can continue coverage at retirement. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage When You Leave the Group for Reasons Other Than Retirement

You may elect to continue your Group Variable Universal Life coverage if you leave for any reason and are no longer an Eligible Group Member. We call this "Continuation Coverage." Continuation rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

9

TABLE OF CONTENTS OF
THE FUND PROSPECTUSES

DWS Variable Series II:	Appendix 1
DWS High Income VIP

Franklin Templeton Variable Insurance Products Trust:	Appendix 2
Templeton Foreign Securities Fund

Janus Aspen Series:	Appendix 3
Janus Portfolio

Janus Aspen Series:	Appendix 4
Janus Overseas Portfolio

Lazard Retirement Series, Inc.:	Appendix 5
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

MFS® Variable Insurance Trustsm:	Appendix 6
MFS Research Series

T. Rowe Price Equity Series, Inc.:	Appendix 7
Equity Income Portfolio

T. Rowe Price Equity Series, Inc.:	Appendix 8
New America Growth Portfolio

The Prudential Series Fund Portfolio:	Appendix 9
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Jennison Portfolio
Money Market Portfolio
Stock Index Portfolio
Value Portfolio

10

Supplement Dated May 1, 2011
to Prospectus Dated May 1, 2011
for Group Variable Universal Life Insurance

Special Features of the Group Contract For
Ingersoll Rand

This document is a supplement to the prospectus dated May 1, 2011  (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement is not a complete Prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Ingersoll Rand Group Variable Universal Life Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	4
The Funds	4
Investment Manager	4
Investment Subadvisers for the Prudential Series Fund	5
Investment Advisers for Unaffiliated Funds / Portfolios	6
Service Fees Payable to Prudential	6
Charges	7
Charge for Taxes Attributable to Premiums	7
Daily Charges for Mortality and Expense Risks	7
Daily Charges for Investment Management Fees and Expenses	7
Monthly Charges	7
Possible Additional Charges	8
The Fixed Account	8
Eligibility and Enrollment	8
Eligibility	8
Enrollment Period	8
“Free Look” Period	9
Coverage Information	9
Face Amount	9
Evidence of Good Health	9
Changes in Face Amount	9
Increases in Face Amount	9
Decreases in Face Amount	9
Definition of Life Insurance	9
Additional Insurance Benefits	10
Accelerated Benefit Option	10
Exclusions	10
Premiums	10
Payment of Premiums	10
When Monthly Charges are Deducted	10
If you make routine premium payments directly to Prudential	10
TABLE OF CONTENTS OF THE FUND PROSPECTUSES	11

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.”  The “maximum charge” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum charge, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current - 2.60%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum – the lesser of $20 and 2% of the amount withdrawn. Current - $0.00
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.

1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

  2

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90% 1 of the amount of assets in the variable investment options. Current – 0.45% 1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.34 Minimum - $0.10
Charge for a Representative Participant		Representative guaranteed charge - $0.554
Net Interest on Loans5	Annually	2%
*Additional Insurance Benefits3:
Spouse Dependents Term Life Insurance	Monthly	Maximum - $18.076 Minimum - $0.046
Representative current charge - $0.727
Child Dependents Term Life Insurance	Monthly	Maximum - $0.066 Minimum - $0.066
Representative current charge - $0.068
AD&D on employee’s life	Monthly	Maximum- $0.036 Minimum - $ 0.036
Representative current charge – 0 .038
AD&D on employee and family’s life	Monthly	Maximum - $ 0.046 Minimum - $ 0.046
Representative current charge – 0.048
*	The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.
1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	These benefits may not be available to some groups.
4.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 44 year old insured guaranteed under the contract.
5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

6.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
7.	The representative current charge for spouse term insurance is a sample rate currently charged for a 44 year old insured, who is the spouse of an active employee in Ingersoll Rand.
8.	The representative current charge for additional insurance benefits are sample rates currently charged.

3

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.38%	1.76%

Portfolio Companies

Set out below is a list of each available Fund and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  The full names of the investment subadvisers and investment advisers are listed immediately following each chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Prudential Series Fund – Class I Shares
Portfolios / Objectives	Style/Type	Subadvisers
Diversified Bond: High level of income over a longer term while providing reasonable safety of capital.	Fixed Income - Corporate	PIM
Equity: Long-term growth of capital.	Large-Cap Core	Jennison
Flexible Managed: Total return consistent with an aggressively managed diversified portfolio.	Balanced	PIM QMA
Global: Long-term growth of capital.	International - Equity	QMA LSV MCM T. Rowe Price William Blair
Jennison: Long-term growth of capital.	Large-Cap Growth	Jennison
Money Market: Maximum current income consistent with the stability of capital and the maintenance of liquidity.	Fixed Income – Money Market	PIM
Stock Index: Investment results that generally correspond to the performance of publicly-traded common stocks.	Large-Cap Core	QMA
Value: Capital appreciation.	Large-Cap Value	Jennison

  4

Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

Unaffiliated Funds / Portfolios
Funds / Portfolios / Objectives	Style/Type	Advisers
AllianceBernstein Real Estate Investment Portfolio1: Total return from long-term growth of capital and income.	Sector	AllianceBernstein
DWS Government & Agency Securities VIP1: High current income consistent with preservation of capital.	Fixed Income – Government	Deutsche
DWS High Income VIP1: High level of current income	Fixed Income – High Yield	Deutsche
Templeton Developing Markets Securities Fund2: Long-term capital appreciation.	International – Equity	Asset Management
Templeton Foreign Securities Fund2: Long-term capital growth.	International – Equity	Investment Counsel
Janus Overseas Portfolio3: Long-term growth of capital.	International – Equity	Janus Capital
Janus Portfolio3: Long-term growth of capital.	Large-Cap Growth	Janus Capital
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio4: Long-term capital appreciation.	Multi-Cap Growth	Lazard
MFS Research Series5: Capital appreciation.	Large-Cap Core	MFS
T. Rowe Price Equity Income Portfolio: Substantial dividend income as well as long-term growth of capital.	Large-Cap Value	T. Rowe Price
T. Rowe Price Mid Cap Growth Portfolio: Long-term capital appreciation.	Mid-Cap Growth	T. Rowe Price
T. Rowe Price New America Growth Portfolio: Long-term capital growth.		T. Rowe Price
1.	Class A Shares
2.	Class 2 Shares
3.	Institutional Shares
4.	Service Shares
5.	Initial Class Shares

  5

Investment Advisers for Unaffiliated Funds / Portfolios

•	AllianceBernstein L.P. ("AllianceBernstein")
•	Deutsche Investment Management Americas Inc. (“Deutsche”)
•	Janus Capital Management LLC (“Janus Capital”)
•	Lazard Asset Management LLC ("Lazard")
•	Massachusetts Financial Services Company ("MFS").
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")
•	Templeton Investment Counsel, LLC (“Investment Counsel”)
•	Templeton Asset Management Ltd. (“Asset Management”)

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the Funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those Funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

6

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Fund that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2011 , the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%.  Some Funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee:

•	Franklin Templeton Developing Markets Securities Fund
•	Franklin Templeton Foreign Securities Fund
•	Lazard Retirement U.S. Small-Mid Cap Equity

Charges

The current charges under the Ingersoll Rand Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.25% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

For Ingersoll Rand, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and expenses.  These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance, and, if applicable, a monthly charge for administrative expenses. Currently, there is no monthly charge for administrative expenses under the Ingersoll Rand plan.

The highest current rate per thousand is $22.26, and applies to insureds at age 99, who have chosen to continue their coverage.  The lowest current rate per thousand is $.04, and applies to insured active employees under age 30.

7

The following table provides sample per thousand cost of insurance rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.06
45	$.12
55	$.34
65	$1.05

Spouse Term Insurance:  The highest current rate per thousand is $18.07, and applies to spouses at age 99.  The lowest current rate per thousand currently offered for this benefit is $.04, and applies to spouses under age 30.

The following table provides sample per thousand Spouse term insurance charges:

Insured’s Age	Monthly Rate per $1000
35	$.06
45	$.12
55	$.34
65	$1.05

Child Term Insurance:  The rate for child term insurance is currently $0.06 per thousand.

AD&D on the Employee’s Life:  The rate per thousand currently offered for this coverage is $.03.  Generally, one rate is payable at all ages for a given group of insureds.

AD&D Family Rate:  The rate per thousand currently offered for this coverage is $.04.  Generally, one rate is payable at all ages for a given group of insureds.

Possible Additional Charges

For details on possible additional charges, see the Charges and Expenses section of the prospectus.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Eligibility and Enrollment

Eligibility

Eligible Group Members for the Group Variable Universal Life Insurance are:

Employees of Ingersoll Rand who were participating in the Group Variable Universal Life Insurance program on 12/31/04. Prior to January 1, 2005, eligibility was open to all employees who were eligible for the Ingersoll Rand Flexible Benefits Plan and had either (1) a Benefits Eligible Pay of $75,000 or more or (2) as of December 31, 2001 had an accumulated additional premium balance in the Cash Accumulation Fund under the Ingersoll Rand Group Universal Life Plan in existence on that date.

On and after January 1, 2005, no new enrollments are allowed into this plan.

We refer to each person who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period

Prior to January 1, 2005 an eligible employee or spouse could enroll during Ingersoll Rand's annual enrollment period and within 31 days of any life event included under Ingersoll Rand's definition of Qualifying Life Event.  New employees

 8

could enroll for coverage during the year as long as it was within 31 days after first becoming eligible. On and after January 1, 2005, no new enrollments are allowed into the plan.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Series Fund Money Market Portfolio. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Coverage Information

Face Amount

A Participant may choose a Face Amount from one times his or her Benefits Eligible pay to six times his or her Benefits Eligible pay, up to a maximum of $3,000,000.  (When Face Amount is based on salary, we round the Benefits Eligible pay to the next higher multiple of $1,000 if it is not already an even multiple of $1,000).

Once enrolled, you may increase your Face Amount of insurance within 31 days following a qualifying life event or at annual enrollment.  However, increased coverage may require evidence of insurability satisfactory to Prudential, as explained in the section Evidence Of Good Health below.

Evidence of Good Health

You must give evidence of good health if you enroll for a Face Amount that is more than three times your Benefits Eligible pay or $750,000.  However, special rules applied during the November 2001 and October 2003 enrollment periods.

Once enrolled, you will need to give evidence of good health, satisfactory to Prudential, when increasing coverage, except that you will be able to increase your Face Amount within 31 days of a qualifying life event, by one times your Benefits Eligible pay, without having to submit evidence of good health.

Changes in Face Amount

Increases in Face Amount

Once enrolled, you may increase your Face Amount of insurance.  However, increased coverage may require evidence of insurability satisfactory to Prudential, as noted in the section Evidence of Good Health above.

Decreases in Face Amount

Generally, your Face Amount will not decrease unless you request a decrease from Prudential, which you can do at any time.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.
Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

9

Additional Insurance Benefits

Accelerated Benefit Option

A Participant can elect to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill.  A Participant may elect up to 50% of the Death Benefit, subject to a maximum of $250,000.  “Terminally Ill” means the Participant has a life expectancy of 12 months or less.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion.  For the purposes of this exclusion, the coverage effective date is the earlier of the date you become covered under the Prudential Group Variable Universal Life Plan, and the date you were previously covered under a Group Universal or Group Variable Universal Life Insurance Policy issued to Ingersoll Rand, if applicable.  See the Suicide Exclusion section of the prospectus.

Premiums

Payment of Premiums

All participants will be billed directly by Prudential and will submit their premium payments directly to Prudential.

When Monthly Charges are Deducted

We calculate and deduct the monthly charge from your Certificate Fund, depending upon whether you make routine premium payments by automatic payroll deduction or directly to Prudential.  We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments directly to Prudential

We generally will deduct charges once per period, on the date that we receive your premium payments.  If your premium payments have not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day. For select groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first business day of every month, regardless of the billing frequency.

Please refer to the prospectus for information on these and other features of the Ingersoll Rand Group Contract.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

10

TABLE OF CONTENTS OF
THE FUND PROSPECTUSES

AllianceBernstein Variable Products Series Fund, Inc.:	Appendix 1
AllianceBernstein Real Estate Investment Portfolio

DWS Variable Series II:	Appendix 2
DWS Government & Agency Securities VIP

DWS Variable Series II:	Appendix 3
DWS High Income VIP

Franklin Templeton Variable Insurance Products Trust:	Appendix 4
Templeton Developing Markets Securities Fund

Franklin Templeton Variable Insurance Products Trust:	Appendix 5
Templeton Foreign Securities Fund

Janus Aspen Series:	Appendix 6
Janus Portfolio

Janus Aspen Series:	Appendix 7
Janus Overseas Portfolio

Lazard Retirement Series, Inc.:	Appendix 8
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

MFS® Variable Insurance Trustsm:	Appendix 9
MFS Research Series

T. Rowe Price Equity Series, Inc.:	Appendix 10
Equity Income Portfolio

T. Rowe Price Equity Series, Inc.:	Appendix 11
Mid Cap Growth Portfolio

T. Rowe Price Equity Series, Inc.:	Appendix 12
New America Growth Portfolio

The Prudential Series Fund Portfolio:	Appendix 13
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Jennison Portfolio
Money Market Portfolio
Stock Index Portfolio
Value Portfolio

11

Supplement dated May 1, 2011
to Prospectus dated May 1, 2011
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
JP Morgan Chase & Company

This document is a supplement to the prospectus dated May 1, 2011 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement is not a complete prospectus, and must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the JP Morgan Chase & Company Group Variable Universal Life Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	3
The Funds	3
Investment Manager	4
Investment Subadvisers for the Prudential Series Fund	4
Investment Advisers	5
Charges	5
Charge for Taxes Attributable to Premiums	5
Daily Charges for Mortality and Expense Risks	5
Daily Charges for Investment Management Fees and Expenses	6
Monthly Charges	6
Possible Additional Charges	6
The Fixed Account	6
Eligibility and Enrollment	6
Eligibility	6
Enrollment Period	6
“Free Look” Period	6
Coverage Information	7
Face Amount	7
Evidence of Good Health	7
Changes in Face Amount	7
Increases in Face Amount	7
Decreases in Face Amount	7
Definition of Life Insurance	7
Additional Insurance Benefits	7
Accelerated Benefit Option	7
Exclusions	7
Changes in Personal Status	8
Continuing Coverage When You Become Disabled	8
Continuing Coverage When You Retire	8
Continuing Coverage If You Leave The Company For Reasons Other Than Retirement	8
Termination of the Group Contract	8
Premiums	8
Payment of Premiums	8
When Monthly Charges Are Deducted	8
If you make routine premium payments directly to Prudential	8
TABLE OF CONTENTS OF THE FUND PROSPECTUSES	10

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance.  You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.”  The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract.  The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5%. Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current - 2.52%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 or 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.

1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge.  Currently the amount deducted is 2.52% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90% 1 of the amount of assets in the variable investment options. Current – 0.45% 1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $2.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.34 Minimum - $0.10
Charge for a Representative Participant		Representative guaranteed charge - $0.403
Net Interest on Loans4	Annually	2%

*     The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 40 year old insured guaranteed under the contract.
4.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan.  More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.44%	1.41%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

3

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  The full names of the investment subadvisers and investment advisers are listed immediately following each chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Prudential Series Fund – Class I Shares
Portfolios / Objectives	Style/Type	Subadvisers
Flexible Managed: Total return consistent with an aggressively managed diversified portfolio.	Balanced	PIM QMA
Global: Long-term growth of capital.	International - Equity	QMA LSV MCM T. Rowe Price William Blair
High Yield Bond: High total return.	Fixed Income – High Yield	PIM
Jennison: Long-term growth of capital.	Large-Cap Growth	Jennison
Money Market: Maximum current income consistent with the stability of capital and the maintenance of liquidity.	Fixed Income – Money Market	PIM

Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

Unaffiliated Funds / Portfolios
Funds / Portfolios / Objectives	Style/Type	Advisers
American Century VP Balanced Fund1: Long-term capital growth and current income.	Balanced	ACIM
American Century VP International Fund1: Capital growth.	International – Equity	ACIM
American Century VP Value Fund1: Long-term capital growth. Income is a secondary objective.	Multi-Cap Value	ACIM
JPMorgan Insurance Trust Core Bond Portfolio2: To maximize total return by investing in a diversified portfolio of intermediate and long-term debt securities.	Fixed Income – Corporate	J.P. Morgan
JPMorgan Insurance Trust International Equity Portfolio2: High total return from a portfolio of equity securities of foreign companies.	International – Equity	J.P. Morgan
JPMorgan Insurance Trust Small Cap Core Portfolio2: Capital growth over the long term.	Small-Cap Core	J.P. Morgan
JPMorgan Insurance Trust U.S. Equity Portfolio2: High total return from a portfolio of selected equity securities.	Large-Cap Core	J.P. Morgan
1.	Class A Shares
2.	Class 1 Shares

4

Investment Advisers

•	American Century Investment Management, Inc. ("ACIM")
•	J.P. Morgan Investment Management Inc. ("J.P. Morgan")

Charges

The current charges under the JP Morgan Chase & Company Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.17% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the JP Morgan Chase & Company Group Contract that correspond to the Funds you select.  This charge is to compensate Prudential for assuming mortality and expense risks.  Prudential does not deduct this charge from assets invested in the Fixed Account.

For JP Morgan Chase & Company, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

5

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and other expenses.  These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $2.00 for administrative expenses from your Certificate Fund.

The highest current rate per thousand is $36.86, and applies to insureds at age 99, who are smokers.  The lowest current rate per thousand is $0.06, and applies to insureds under age 30, who are nonsmokers.

The following table provides sample per thousand cost of insurance rates for nonsmokers:

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.07
45	$.18
55	$.46
65	$1.27

Possible Additional Charges

For details on possible additional charges, see the Charges and Expenses section of the prospectus.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Eligibility and Enrollment

Eligibility

 Eligible Group Members for the Group Variable Universal Life Insurance include:

•
Current or former employees of JP Morgan who were enrolled in the Group Variable Universal Life Insurance plan prior to 12/31/2001, and have chosen not to enroll in the JP Morgan Chase & Company’s other voluntary group life insurance program, the supplemental term life insurance plan.

•
Spouses of current or former employees of JP Morgan or their Spouses who were enrolled in the Group Variable Universal Life Insurance plan prior to 12/31/2001, and whose Employee Spouses have chosen not to enroll in the JP Morgan Chase & Company’s other voluntary group life insurance program, the supplemental term life insurance plan.

We refer to each person who buys coverage as a “Participant.”  When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period

There is a limited enrollment period for the JP Morgan Chase & Company Group Variable Universal Life Insurance plan.  You or your spouse would have had to enroll in the plan prior to 12/31/2001.  No new employees or spouses may enroll for coverage after that date.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Series Fund

6

Money Market Portfolio. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Coverage Information

Face Amount

An employee may have chosen a Face Amount from $50,000 to the lesser of $1,500,000 and five times annual eligible compensation.  (When Face Amount is based on eligible compensation, we round the Face Amount to the next higher multiple of $100 if it is not already an even multiple of $100).

A spouse may have chosen a Face Amount from $50,000 to $300,000.

Both employee and spouse face amounts must have been approved by Prudential prior to January 1, 2002.

Evidence of Good Health

Because you may no longer elect or increase your coverage or your spouse’s coverage there is no requirement to provide evidence of good health.

Changes in Face Amount

Increases in Face Amount

After January 1, 2002, the Face Amount of insurance that you have previously chosen may not be increased.

Decreases in Face Amount

Generally, your coverage amount will not decrease unless you request a decrease from Prudential.

See the Changes in Face Amount and Taxes sections of the prospectus.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Additional Insurance Benefits

Accelerated Benefit Option

You or your spouse can choose to receive an early payment of all or part of the Death Benefit when diagnosed as being terminally ill.  Your accelerated benefit is subject to a maximum of $50,000 or 50% of your Face Amount of insurance, whichever is less.   "Terminally ill" means you have a life expectancy of 12 months or less.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion.  See the Suicide Exclusion section of the prospectus.

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Changes in Personal Status

Continuing Coverage When You Become Disabled

There is no disability provision under your Certificate, but you may continue your Group Variable Universal Life Coverage while on Disability Leave of Absence.  Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire.  Prudential will continue to bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage If You Leave The Company For Reasons Other Than Retirement

You may elect to continue your coverage, at active employee rates, if you leave JP Morgan Chase & Company for any reason.  However, rates for Continuation coverage will be higher than rates for coverage as an active employee commencing on the January 1 immediately following the second anniversary of your leaving JP Morgan Chase & Company. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses.

Termination of the Group Contract

Either JP Morgan Chase & Company or Prudential may end the Group Contract.  Prudential can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not JP Morgan Chase & Company replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value.  Generally, here is what will happen:

•
If JP Morgan Chase & Company does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential may terminate your Certificate.  We may also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•
If JP Morgan Chase & Company does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: elect to continue to have Prudential bill you directly for premium payments (with an administration expense fee, currently $3 per bill, charged to you), elect to convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; or elect to receive the Cash Surrender Value of your Certificate.

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

Active employees, retirees, employees on an approved leave of absence, and Participants who elect continued coverage will be billed directly by Prudential (with a fee, currently $3 per bill, for administration expenses) and will submit their premium payments directly to Prudential.

When Monthly Charges Are Deducted

The exact date that we deduct the monthly charge from your Certificate Fund depends upon how you make routine premium payments to Prudential.  We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments directly to Prudential

We generally will deduct charges once per period, on the date that we receive your premium payments.  If your premium payment has not been received by the 45th day after the due date, we will deduct the charges from the

8

Certificate Fund on that 45th day.  However, for groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

Please refer to the prospectus for information on these and other features of the JP Morgan Chase & Company Group Variable Universal Life Contract.

You may contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

9

TABLE OF CONTENTS OF
THE FUND PROSPECTUSES

American Century Variable Portfolios, Inc.:	Appendix 1
American Century VP Balanced Fund

American Century Variable Portfolios, Inc.:	Appendix 2
American Century VP International Fund

American Century Variable Portfolios, Inc.:	Appendix 3
American Century VP Value Fund

J.P. Morgan Insurance Trust:	Appendix 4
JPMorgan Insurance Trust Core Bond Portfolio

J.P. Morgan Insurance Trust:	Appendix 5
JPMorgan Insurance Trust International Equity Portfolio

J.P. Morgan Insurance Trust:	Appendix 6
JPMorgan Insurance Trust Small Cap Core Portfolio

J.P. Morgan Insurance Trust:	Appendix 7
JPMorgan Insurance Trust U.S. Equity Portfolio

The Prudential Series Fund Portfolio:	Appendix 8
Flexible Managed Portfolio
Global Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Money Market Portfolio

10

Supplement Dated May 1, 2011
to Prospectus Dated May 1, 2011
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
KPMG LLP Retirees and Terminated Partners Prior to 11/5/2003

This document is a supplement to the prospectus dated May 1, 2011 (the “prospectus”) for the Group Variable Universal Life Insurance Contracts and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the KPMG LLP Retirees and Terminated Partners Prior to 11/5/2003(“KPMG LLP Retirees and Terminated Partners”) Group Variable Universal Life Contracts and Certificates.  This is specific to groups 61380 & 61381 – former partners enrolled in the Group Variable Universal Life Insurance plan, who either retired or terminated and elected to continue coverage prior to 1/1/2003 and group 41704 – former partners enrolled in the Group Variable Universal Life Insurance plan, who either retired or terminated and elected to continue coverage between 1/1/2003 and 11/5/2003.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	3
The Funds	3
Investment Manager	4
Investment Subadvisers for the Prudential Series Fund	4
Investment Advisers for Unaffiliated Funds / Portfolios	5
Charges and Expenses	5
Charge for Taxes Attributable to Premiums	5
Daily Charges for Mortality And Expense Risks	5
Daily Charges for Investment Management Fees And Expenses	6
Monthly COI Charge	6
Possible Additional Charges	6
The Fixed Account	6
Eligibility and Enrollment	6
Eligibility	6
Enrollment Period	6
“Free Look” Period	7
Coverage Information	7
Face Amount	7
Evidence of Good Health	7
Changes in Face Amount	7
Increases in Face Amount	7
Decreases in Face Amount	7
Conversion	7
Definition of Life Insurance	8
Additional Insurance Benefits	8
Accelerated Benefit Option	8
Exclusions	8
Changes in Personal Status	8
Continuing Coverage When You Become Disabled	8
Continuing Coverage When You Retire	8
Continuing Coverage If You Leave the Company For Reasons Other Than Retirement	8
Termination of the Group Contracts	9
Premiums	9
Payment of Premiums	9
When Monthly Charges are Deducted	9
If you make routine premium payments directly to Prudential	9
TABLE OF CONTENTS OF THE FUND PROSPECTUSES	10

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate.  In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid	Current - 0.00%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current – $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement	Maximum - $20 per statement. Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00
1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently, the cost of taxes attributable to premiums is included in the cost of insurance charges.

2

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90% 1 of the amount of assets in the variable investment options. Current – 0.45% 1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.34 Minimum - $0.08
Charge for a Representative Participant		Representative guaranteed charge - $0.563
Net Interest on Loans4	Annually	2%

*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	The representative guaranteed charge for the cost of insurance is a sample rate charged for a 46 year old insured guaranteed under the contract.
4.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.38%	1.14%

Portfolio Companies

Set out below is a list of each available Fund and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

3

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  The full names of the investment subadvisers and investment advisers are listed immediately following each chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Prudential Series Fund – Class I Shares
Portfolios / Objectives	Style/Type	Subadvisers
Equity: Long -term growth of capital.	Large-Cap Core	Jennison
Global: Long-term growth of capital.	International - Equity	QMA LSV MCM T. Rowe Price William Blair
High Yield Bond: High total return.	Fixed Income – High Yield	PIM
Jennison: Long-term growth of capital.	Large-Cap Growth	Jennison
Money Market: Maximum current income consistent with the stability of capital and the maintenance of liquidity.	Fixed Income – Money Market	PIM
Small Capitalization Stock: Long-term growth of capital.	Small-Cap Core	QMA
Stock Index: Investment results that generally correspond to the performance of publicly-traded common stocks.	Large-Cap Core	QMA

Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

4

Unaffiliated Funds / Portfolios
Funds / Portfolios / Objectives	Style/Type	Advisers
American Century VP Value Fund1: Long-term capital growth.	Multi-Cap Value	ACIM
Janus Worldwide Portfolio2: Long-term growth of capital.	International – Equity	Janus Capital
MFS Research Series3: Capital appreciation.	Large-Cap Core	MFS
MFS Research Bond Series3: Total return with an emphasis on current income but also considering capital appreciation.	Fixed Income - Corporate	MFS
MFS Strategic Income Series3: Total return with an emphasis on high current income but also considering capital appreciation.	Fixed Income - Corporate	MFS
Neuberger Berman AMT Partners Portfolio1: Growth of capital.	Multi-Cap Value	NBM
T. Rowe Price Equity Income Portfolio: Substantial dividend income as well as long-term growth of capital.	Large-Cap Value	T. Rowe Price
T. Rowe Price New America Growth Portfolio: Long-term capital growth.	Multi-Cap Growth	T. Rowe Price
1.	Class I Shares
2.	Institutional Shares
3.	Initial Class Shares

Investment Advisers for Unaffiliated Funds / Portfolios

•	American Century Investment Management, Inc. ("ACIM")
•	Janus Capital Management LLC (“Janus Capital”)
•	Massachusetts Financial Services Company ("MFS")
•	Neuberger Berman Management Inc. ("NBM")
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")

Charges and Expenses

The current charges under the KPMG LLP Retirees and Terminated Partners Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We may deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently 0.00%. Currently, the taxes paid by us for this Group Contract are included in the cost of insurance charges.

We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

We may increase this charge at any time.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the Subaccount(s) that correspond to the Fund(s) you select. This charge is to compensate Prudential for assuming mortality and expense risks.

5

For KPMG LLP Retiree and Terminated Partners, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and expenses.  They are described earlier in this supplement.

Monthly COI Charge

Prudential deducts a monthly charge for the cost of insurance. We describe the calculation of this charge in the prospectus.

The guaranteed maximum rates may be up to 130% of the 1980 CSO Male Table. The guaranteed rates are based on many factors, including:

The highest current rate per thousand is $24.57 and applies to certain insureds at age 99, who have terminated employment.  The lowest current rate per thousand is $0.12, and applies to insureds ages 50 and under, who are retired.

The following table provides sample per thousand cost of insurance rates for retired partners (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.12
45	$.12
55	$.28
65	$.67

Possible Additional Charges

For details on possible additional charges, see the Charges and Expenses section of the prospectus.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Eligibility and Enrollment

Eligibility

Eligible Group Members for the Group Variable Universal Life Insurance are:

•	Former Partners of KPMG LLP and Subsidiaries who were enrolled in the Group Variable Universal Life Insurance Plan, who either retired or terminated and elected to continue coverage prior to 1/1/2003.
•
Former partners of KPMG LLP and Subsidiaries who were enrolled in the Group Variable Universal Life Insurance Plan, who either retired or terminated and elected to continue coverage between 1/1/2003 and 11/5/2003.

We refer to each person who buys coverage as a "Participant." When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period

There is a limited enrollment period for the KPMG LLP Retirees and Terminated Partners Group Variable Universal Life Insurance plan. A participant would have had to be enrolled in the plan prior to11/5/2003.

6

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Coverage Information

Face Amount

An eligible Partner may have chosen a GVUL Face Amount of up to 6 times annual earnings (less incentive compensation), rounded to the nearest $100,000,

•	up to a maximum of $2,500,000, for participants who were retired or terminated and elected to continue coverage prior to 1/1/2003.
•	or up to a maximum of $3,000,000, for participants who were either retired or terminated and elected to continue coverage between 1/1/2003 and 11/5/2003.

All face amounts must have been approved by Prudential prior to 11/5/2003.

Evidence of Good Health

Because you may no longer elect or increase your coverage, there is no requirement evidence of good health.

Changes in Face Amount

Increases in Face Amount

After 11/5/2003, the Face Amount of insurance that you have previously chosen may not be increased.

Decreases in Face Amount

Your Face Amount will decrease only if you voluntarily choose to reduce it.

Conversion

If all or a part of your Face Amount of Insurance ends because ends for one of the reasons stated below,  you may elect to convert your Certificate to an individual life insurance policy, without giving Prudential evidence that the Covered Person is in good health.  The reasons are:

•
Your employment ends, you transfer out of the covered classes, or the amount of your Face Amount Insurance is reduced by reasons of age, retirement, the end of your membership in a Covered Class, or an amendment to the Group Contract that changes the benefits for your class.

•	All Face Amount of Insurance that applies to you under the Group Contract for your class ends by amendment or otherwise.

To elect this option, you must apply for it within 31 days (or longer, depending on the state law that applies) after your Certificate ends. You may select any form of individual life insurance policy (other than term insurance, unless a term policy is required by law) that Prudential normally makes available for conversion to persons who are the same age as you and who are asking for the same amount of life insurance.  Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class.

7

The amount of the individual contract cannot be more than the total amount of all life insurance then ending for that person under the Group Contract reduced by: (a) the amount of that person's Certificate Fund needed to cancel any loan due; (b) the amount of that person's paid-up insurance, if any; and (c) the amount of group life insurance from any carrier for which you are or become eligible within the next 45 days.

If a Covered Person dies within 31 days (or longer, depending on the state law that applies) after the Certificate ends and you had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. But, the Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

Definition of Life Insurance

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the “Cash Value Accumulation Test”.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the Covered Person’s Attained Age. For this purpose, we base the Net Single Premium on the 1980 CSO Male Table, and interest rates as described in The Internal Revenue Code, Section 7702.

Additional Insurance Benefits

Accelerated Benefit Option

A Participant can elect to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. You may elect up to 50% of the Death Benefit, subject to a maximum of $250,000. “Terminally ill” means the Participant has a life expectancy of 6 months or less.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion.  See the Suicide Exclusion section of the prospectus.

Changes in Personal Status

Continuing Coverage When You Become Disabled

If you become totally disabled prior to age 57 and are unable to pay premiums, you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 62, as long as you remain totally disabled.

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire. Your rates for coverage will depend upon your age. We will bill you for premium payments plus a charge of $3 per bill for administration expenses.

Continuing Coverage If You Leave the Company For Reasons Other Than Retirement

In addition to continuing coverage if you retire, you may continue coverage if you leave KPMG for any other reason. Your rates for Continuation coverage will depend upon your age based on the Plan's experience until the second policy anniversary after you leave the employment of KPMG. After that, you will be charged rates for coverage based on the experience of a Prudential portability pool. These rates will be higher than your active rates. We will bill you for premium payments plus a charge of $3 per bill for administration expenses. If the KPMG LLP Retirees and Terminated Partners Group Contracts terminate, you may nonetheless continue your Continuation coverage.

  8

Termination of the Group Contracts

Either KPMG or Prudential may terminate the KPMG LLP Retirees and Terminated Partners Group Contracts, although Prudential will only do so under certain conditions described in the prospectus. If the KPMG LLP Retirees and Terminated Partners Group Contracts are terminated, KPMG may replace them with another life insurance contract that, like the KPMG LLP Retirees and Terminated Partners Group Contracts, permits you to accumulate cash value. In that case, you will have the option of (i) transferring the value of your investment options less any loans, accrued interest, and outstanding charges to the new contract; or (ii) receiving that same amount in a lump sum payment, or (iii) have Prudential continue to bill you directly for premium payments (with a fee of $3 per bill for administration expenses charged to you).

If KPMG does not replace the KPMG LLP Retirees and Terminated Partners Group Contracts with a life insurance contract that permits you to accumulate cash value, then you will have the option of electing to have Prudential continue to bill you directly for premium payments (with a fee of $3 per bill for administration expenses charged to you), electing to convert to a cash value individual life insurance policy, electing a paid-up life insurance policy in which no future premiums would be paid, or receiving a lump sum payment as previously described.

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

All participants will be billed directly by Prudential and will submit their premium payments directly to Prudential.

You may also make lump sum payments at any time. The minimum lump sum payment is $100. The maximum is subject to annual and lifetime limits set by the Internal Revenue Service. See the Taxes section of the prospectus.

When Monthly Charges are Deducted

We calculate and deduct the charges monthly from your Certificate Fund, depending upon how you make routine premium payments to Prudential. We take the charges from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments directly to Prudential

We generally will deduct the monthly Certificate Fund charges once per month, on the date we receive your premium payment. If your premium has not been received by the 45th day after the due date we will deduct the month's Certificate Fund charges on that 45th day. However, for groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

Please refer to the prospectus for information on these and other features of the KPMG LLP Retirees and Terminated Partners Group Contracts.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

9

TABLE OF CONTENTS OF
THE FUND PROSPECTUSES

American Century Variable Portfolios, Inc.:	Appendix 1
American Century VP Value Fund

Janus Aspen Series:	Appendix 2
Janus Worldwide Portfolio

Lazard Retirement Series, Inc.:	Appendix 3
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

MFS® Variable Insurance Trustsm:	Appendix 4
MFS Research Series

MFS® Variable Insurance Trustsm:	Appendix 5
MFS Research Bond Series

MFS® Variable Insurance Trustsm:	Appendix 6
MFS Strategic Income Series

Neuberger Berman Advisers Management Trust:	Appendix 7
Neuberger Berman AMT Partners Portfolio

T. Rowe Price Equity Series, Inc.:	Appendix 8
Equity Income Portfolio

T. Rowe Price Equity Series, Inc.:	Appendix 9
New America Growth Portfolio

The Prudential Series Fund Portfolio:	Appendix 10
Equity Portfolio
Global Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Money Market Portfolio
Small Capitalization Stock Portfolio
Stock Index Portfolio

10

Supplement Dated May 1, 2011
to Prospectus Dated May 1, 2011
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Mayo Clinic

This document is a supplement to the prospectus dated May 1, 2011 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement is not a complete prospectus, and must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the Mayo Clinic Group Variable Universal Life Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	3
The Funds	4
Investment Manager	4
Investment Subadvisers for the Prudential Series Fund	5
Investment Advisers for Unaffiliated Funds / Portfolios	5
Service Fees Payable to Prudential	5
Charges	6
Charge for Taxes Attributable to Premiums	6
Daily Charges for Mortality and Expense Risks	6
Daily Charges for Investment Management Fees and Expenses	6
Monthly Charges	6
Possible Additional Charges	7
The Fixed Account	7
Eligibility and Enrollment	7
Eligibility	7
“Free Look” Period	7
Premiums	7
Maximum Age	7
Coverage Information	7
Face Amount	7
Changes in Face Amount	8
Increases in Face Amount	8
Decrease in Face Amount	8
Definition of Life Insurance	8
Additional Insurance Benefits	8
Accelerated Benefit Option	8
Exclusions	8
Changes in Personal Status	8
Continuing Coverage If You Become Disabled	8
Continuing Coverage When You Retire	8
Continuing Coverage When You Leave the Group For Reasons Other Than Retirement	8
TABLE OF CONTENTS OF THE FUND PROSPECTUSES	9

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current - $0.00
Charge for Processing Premiums.	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - $20 Current - $0.00
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - $20 Current - $0.00
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00
1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently, the cost of taxes attributable to premiums is included in the cost of insurance charges.

2

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90% 1 of the amount of assets in the variable investment options. Current – 0.45% 1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $50.48 Minimum - $ 0.04
Charge for a Representative Participant	Monthly	Representative guaranteed charge - $ 0.593
Net Interest on Loans4	Annually	2%

*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 49 year old insured guaranteed under the contract.
4.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.38%	2.64%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

3

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  The full names of the investment subadvisers and investment advisers are listed immediately following each chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Prudential Series Fund – Class I Shares
Portfolios / Objectives	Style/Type	Subadvisers
Conservative Balanced: Total investment return consistent with a conservatively managed diversified portfolio.	Balanced	PIM QMA
Global: Long-term growth of capital.	International - Equity	QMA LSV MCM T. Rowe Price William Blair
Government Income: High level of income over the long term consistent with the preservation of capital.	Fixed Income - Government	PIM
High Yield Bond: High total return.	Fixed Income – High Yield	PIM
Money Market: Maximum current income consistent with the stability of capital and the maintenance of liquidity.	Fixed Income – Money Market	PIM
Natural Resources: Long-term growth of capital.	Sector	Jennison
Small Capitalization Stock: Long-term growth of capital.	Small-Cap Core	QMA
Stock Index: Investment results that generally correspond to the performance of publicly-traded common stocks.	Large-Cap Core	QMA
Value: Capital appreciation.	Large-Cap Value	Jennison

4

Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

Unaffiliated Funds / Portfolios
Funds / Portfolios / Objectives	Style/Type	Advisers
AllianceBernstein Real Estate Investment Portfolio1: Total return from long-term growth of capital and income.	Sector	AllianceBernstein
Janus Overseas Portfolio3: Long-term growth of capital.	International – Equity	Janus Capital
Janus Portfolio3: Long-term growth of capital.	Large-Cap Growth	Janus Capital
Lazard Retirement Emerging Markets Equity Portfolio4: Long-term capital appreciation.	International – Equity	Lazard
MFS Strategic Income Series5: Total return with an emphasis on high current income, but also considering capital appreciation	Fixed Income – Corporate	MFS
Neuberger Berman AMT Growth Portfolio6: Growth of capital.	Mid-Cap Growth	NBM
T. Rowe Price International Stock Portfolio: Long-term growth of capital.	International – Equity	T. Rowe Price
T. Rowe Price Mid Cap Growth Portfolio: Long-term capital appreciation.	Mid-Cap Growth	T. Rowe Price
1.	Class A Shares
2.	Institutional Shares
3.	Service Shares
4.	Initial Class Shares
5.	Class I Shares

Investment Advisers for Unaffiliated Funds / Portfolios

•	AllianceBernstein L.P. ("AllianceBernstein")
•	Janus Capital Management LLC (“Janus Capital”)
•	Lazard Asset Management LLC ("Lazard")
•	Massachusetts Financial Services Company ("MFS")
•	Neuberger Berman Management Inc. ("NBM")
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the Funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract

5

owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those Fund.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Fund may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2011 , the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%.  Some Fund pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee:

•	Franklin Templeton Global Asset Allocation Fund
•	Lazard Retirement Emerging Markets Equity Portfolio

Charges

The current charges under your Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We may deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently 0.00%. Currently, the taxes paid by us for this Group Contract are included in the cost of insurance charges.

We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

We may increase this charge at any time.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.  The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund.

The highest current rate per thousand is $28.46, and applies to insureds at age 99.  The lowest current rate per thousand is $0.02, and applies to insureds under age 25.

6

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.05
45	$0.10
55	$0.26
65	$0.85

Possible Additional Charges

For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Eligibility and Enrollment

Eligibility

Eligible Group Members are active employees, classes or members of the Group as determined by the employer or Group Contract holder.

We refer to each Eligible Group Member who buys coverage as a "Participant."   When the term "you" or "your" is used, we are also referring to a Participant.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Premiums

Premiums for Your Certificate are paid for directly by Mayo Clinic.  As a result, the entire “How You Will Pay Premiums” section at the bottom of page 21 does not apply to your Contract.  You may, however, choose to pay additional premiums on your own at any time.  Please see the “Additional Premium Payments” section of the prospectus for additional details and limitations.

Maximum Age

There are no maximum issue age limitations for this case.

Coverage Information

Face Amount

A Participant will be provided a Face Amount of three times his or her annual earnings or salary or as listed in the contract to a maximum of $3,000,000. The minimum Face Amount is $10,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Issues Certificates section of the prospectus.

7

Changes in Face Amount

Increases in Face Amount

For Face Amounts based on annual salary or earnings, we may increase Face Amounts based on salary or earnings information reported to us.

Decrease in Face Amount

If your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

Face amounts may decrease if you wish to continue coverage after retirement.  Decreases in coverage amounts will depend upon your age, date of hire, or years of service.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.  Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Additional Insurance Benefits

Accelerated Benefit Option

You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 75% of the Death Benefit, subject to a maximum of $50,000. "Terminally ill" means you have a life expectancy of 12 months or less (6 or 24 months in some states).  This benefit and the specific rules that apply to your group can be found in your contract.

Exclusions

There are no suicide exclusions.

Changes in Personal Status

Continuing Coverage If You Become Disabled

If you become disabled and are unable to work, Prudential will extend your Group Variable Universal Life coverage so that you will continue to have insurance coverage equal to the Face Amount of your Certificate until you are no longer disabled.

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire. Your rates and coverage amount will depend upon your age, date of hire, and years of service.  You can choose to pay premiums via an electronic funds transfer or be billed directly.  If we bill you directly for premium payments, there will be a charge of $3 per bill for administration expenses.

Continuing Coverage When You Leave the Group for Reasons Other Than Retirement

You may elect to continue your Group Variable Universal Life coverage if you leave for any reason and are no longer an Eligible Group Member. We call this "Continuation Coverage." Continuation rates are higher than rates for coverage as an active Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

8

TABLE OF CONTENTS OF
THE FUND PROSPECTUSES

AllianceBernstein Variable Products Series Fund, Inc.:	Appendix 1
AllianceBernstein VPS Real Estate Investment Portfolio

Janus Aspen Series:	Appendix 2
Janus Portfolio

Janus Aspen Series:	Appendix 3
Janus Overseas Portfolio

Lazard Retirement Series, Inc.:	Appendix 4
Lazard Retirement Emerging Markets Equity Portfolio

MFS® Variable Insurance Trustsm:	Appendix 5
MFS Strategic Income Series

Neuberger Berman Advisers Management Trust:	Appendix 6
Neuberger Berman AMT Growth Portfolio

T. Rowe Price Equity Series, Inc.:	Appendix 7
T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price International Series, Inc.:	Appendix 8
T. Rowe Price International Stock Portfolio

The Prudential Series Fund Portfolio:	Appendix 9
Conservative Balanced Portfolio
Global Portfolio
Government Income Portfolio
High Yield Bond Portfolio
Money Market Portfolio
Natural Resources Portfolio
Small Capitalization Stock Portfolio
Stock Index Portfolio
Value Portfolio

9

Supplement Dated May 1, 2011
to Prospectus Dated May 1, 2011
for Group Variable Universal Life Insurance

Special Features of the Group Contract For
Mayo Clinic Retirees on or after 01/01/2010

This document is a supplement to the prospectus dated May 1, 2011 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement is not a complete prospectus, and must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the Mayo Clinic Group Variable Universal Life Contract and Certificates.  This is specific to the plan provided under Control Number 51001 – former employees enrolled in the Group Variable Universal Life Insurance plan provided under Control Number 46820, who were hired on or before 11/01/2003 and retired on or after 01/01/2010, and who were still enrolled at the time of retirement.  If you continue coverage under 46820, you should keep the prospectus supplement for both certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	3
The Funds	4
Investment Manager	4
Investment Subadvisers for the Prudential Series Fund	5
Investment Advisers for Unaffiliated Funds / Portfolios	5
Service Fees Payable to Prudential	5
Charges	6
Charge for Taxes Attributable to Premiums	6
Daily Charges for Mortality and Expense Risks	6
Daily Charges for Investment Management Fees and Expenses	6
Monthly Charges	6
Possible Additional Charges	7
The Fixed Account	7
Eligibility and Enrollment	7
Eligibility	7
“Free Look” Period	7
Premiums	7
Maximum Age	7
Coverage Information	7
Face Amount	7
Changes in Face Amount	8
Increases in Face Amount	8
Decrease in Face Amount	8
Definition of Life Insurance	8
Additional Insurance Benefits	8
Accelerated Benefit Option	8
Exclusions	8
TABLE OF CONTENTS OF THE FUND PROSPECTUSES	9

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current - 0.00%
Charge for Processing Premiums.	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - $20 Current - $0.00
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - $20 Current - $0.00
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00
1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently, the cost of taxes attributable to premiums is included in the cost of insurance charges.

2

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90% 1 of the amount of assets in the variable investment options. Current – 0.45% 1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $50.48 Minimum - $ 0.04
Charge for a Representative Participant	Monthly	Representative guaranteed charge - $2.523
Net Interest on Loans4	Annually	2%

*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 64 year old insured guaranteed under the contract.
4.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.38%	2.64%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

3

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  The full names of the investment subadvisers and investment advisers are listed immediately following each chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Prudential Series Fund – Class I Shares
Portfolios / Objectives	Style/Type	Subadvisers
Conservative Balanced: Total investment return consistent with a conservatively managed diversified portfolio.	Balanced	PIM QMA
Global: Long-term growth of capital.	International - Equity	QMA LSV MCM T. Rowe Price William Blair
Government Income: High level of income over the long term consistent with the preservation of capital.	Fixed Income - Government	PIM
High Yield Bond: High total return.	Fixed Income – High Yield	PIM
Money Market: Maximum current income consistent with the stability of capital and the maintenance of liquidity.	Fixed Income – Money Market	PIM
Natural Resources: Long-term growth of capital.	Sector	Jennison
Small Capitalization Stock: Long-term growth of capital.	Small-Cap Core	QMA
Stock Index: Investment results that generally correspond to the performance of publicly-traded common stocks.	Large-Cap Core	QMA
Value: Capital appreciation.	Large-Cap Value	Jennison

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Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

Unaffiliated Funds / Portfolios
Funds / Portfolios / Objectives	Style/Type	Advisers
AllianceBernstein Real Estate Investment Portfolio1: Total return from long-term growth of capital and income.	Sector	AllianceBernstein
Janus Overseas Portfolio3: Long-term growth of capital.	International – Equity	Janus Capital
Janus Portfolio3: Long-term growth of capital.	Large-Cap Growth	Janus Capital
Lazard Retirement Emerging Markets Equity Portfolio4: Long-term capital appreciation.	International – Equity	Lazard
MFS Strategic Income Series5: Total return with an emphasis on high current income, but also considering capital appreciation	Fixed Income – Corporate	MFS
Neuberger Berman AMT Growth Portfolio6: Growth of capital.	Mid-Cap Growth	NBM
T. Rowe Price International Stock Portfolio: Long-term growth of capital.	International – Equity	T. Rowe Price
T. Rowe Price Mid Cap Growth Portfolio: Long-term capital appreciation.	Mid-Cap Growth	T. Rowe Price
1.	Class A Shares
2.	Institutional Shares
3.	Service Shares
4.	Initial Class Shares
5.	Class I Shares

Investment Advisers for Unaffiliated Funds / Portfolios

•	AllianceBernstein L.P. ("AllianceBernstein")
•	Janus Capital Management LLC (“Janus Capital”)
•	Lazard Asset Management LLC ("Lazard")
•	Massachusetts Financial Services Company ("MFS")
•	Neuberger Berman Management Inc. ("NBM")
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the Funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for

5

distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those Fund.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Fund may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2011 , the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%.  Some Fund pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee:

•	Lazard Retirement Emerging Markets Equity Portfolio

Charges

The current charges under your Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We may deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently 0.00%. Currently, the taxes paid by us for this Group Contract are included in the cost of insurance charges.

We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

We may increase this charge at any time.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.  The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund.

The highest current rate per thousand is $28.46, and applies to insureds at age 99.  The lowest current rate per thousand is $0.02, and applies to insureds under age 25.

  6

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.05
45	$0.10
55	$0.26
65	$0.85

Possible Additional Charges

For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Eligibility and Enrollment

Eligibility

Eligible Group Members are classes or members of the Group as determined by the employer or Group Contract holder.

We refer to each Eligible Group Member who buys coverage as a "Participant."   When the term "you" or "your" is used, we are also referring to a Participant.

“Free Look” Period

 Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Premiums

Premiums for Your Certificate are paid for directly by Mayo Clinic.  As a result, the entire “How You Will Pay Premiums” section at the bottom of page 21 does not apply to your Contract.  You may, however, choose to pay additional premiums on your own at any time.  Please see the “Additional Premium Payments” section of the prospectus for additional details and limitations.

Maximum Age

There are no maximum issue age limitations for this case.

Coverage Information

Face Amount

A Participant will be provided a Face Amount of one time his or her annual earnings or salary as of 11/01/2003 or as listed in the contract to a maximum of $1,000,000. The minimum Face Amount is $10,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Issues Certificates section of the prospectus.

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Changes in Face Amount

Increases in Face Amount

Increases in face amount are not allowed.

Decrease in Face Amount

Decreases in coverage amounts will depend upon your age or years of service as of November 1, 2003.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Additional Insurance Benefits

Accelerated Benefit Option

You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 75% of the Death Benefit, subject to a maximum of $50,000. "Terminally ill" means you have a life expectancy of 12 months or less (6 or 24 months in some states).  This benefit and the specific rules that apply to your group can be found in your contract.

Exclusions

There are no suicide exclusions.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

8

TABLE OF CONTENTS OF
THE FUND PROSPECTUSES

AllianceBernstein Variable Products Series Fund, Inc.:	Appendix 1
AllianceBernstein VPS Real Estate Investment Portfolio

Janus Aspen Series:	Appendix 2
Janus Portfolio

Janus Aspen Series:	Appendix 3
Janus Overseas Portfolio

Lazard Retirement Series, Inc.:	Appendix 4
Lazard Retirement Emerging Markets Equity Portfolio

MFS® Variable Insurance Trustsm:	Appendix 5
MFS Strategic Income Series

Neuberger Berman Advisers Management Trust:	Appendix 6
Neuberger Berman AMT Growth Portfolio

T. Rowe Price Equity Series, Inc.:	Appendix 7
T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price International Series, Inc.:	Appendix 8
T. Rowe Price International Stock Portfolio

The Prudential Series Fund Portfolio:	Appendix 9
Conservative Balanced Portfolio
Global Portfolio
Government Income Portfolio
High Yield Bond Portfolio
Money Market Portfolio
Natural Resources Portfolio
Small Capitalization Stock Portfolio
Stock Index Portfolio
Value Portfolio

9

Supplement Dated May 1, 2011
to Prospectus Dated May 1, 2011
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
The New Jersey Judicial Retirement System (JRS)

This document is a supplement to the prospectus dated May 1, 2011 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the State of New Jersey--State House Commission (on behalf of The Judicial Retirement System) Group Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	4
The Funds	4
Investment Manager	4
Investment Subadvisers for the Prudential Series Fund	5
Investment Advisers for Unaffiliated Funds / Portfolios	6
Service Fees Payable to Prudential	6
Charges	7
Charge for Taxes Attributable to Premiums	7
Daily Charges for Mortality and Expense Risks	7
Daily Charges for Investment Management Fees and Expenses	7
Bi-Weekly Charges	7
Possible Additional Charges	8
The Fixed Account	8
Eligibility and Enrollment	8
Eligibility:	8
Enrollment	8
“Free Look” Period	8
Coverage Information	9
Face Amount	9
Evidence of Good Health	9
Changes in Face Amount	10
Increases in Face Amount	10
Decreases in Face Amount	10
Effect of Purchasing This Contributory Insurance on Your Taxable Income	10
Definition of Life Insurance	10
Additional Insurance Benefits	10
Accelerated Benefit Option	10
Dependent Term Life Insurance	10
Exclusions	10
Changes in Personal Status	11
Continuing Coverage When You Retire	11
Continuing Coverage If You Leave Your Position as a Judge for Reasons Other Than Retirement	11
Termination Of The Group Contract	11
Premiums	11
Payment of Premiums	11
When Monthly Charges Are Deducted	11
TABLE OF CONTENTS OF THE FUND PROSPECTUSES	13

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance.  You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate.  In several instances we use the terms “maximum” and “current charge.”  The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract.  The “current charge” is the amount that we are now charging.  If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current - 2.41%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current charge - $0.00
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.

1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge.  Currently the amount deducted is 2.41% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90% 1 of the amount of assets in the variable investment options. Current – 0.45% 1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Bi-weekly	Certificates issued on or before 12/31/2008: Maximum - $2.77 Current - $2.00 Certificates issued on or after 01/01/2009: Maximum - $6.00 Current - $2.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly
Certificates effective on or before 12/31/2008:
Maximum - $83.34
Minimum - $0.10

Representative guaranteed charge - $1.054

Certificates effective on or after 01/01/2009:
Maximum - $50.48
Minimum - $0.04

Charge for a Representative Participant		Representative guaranteed charge - $0.764
Net Interest on Loans5	Annually	2%
*Additional Insurance Benefits3
Spouse and Child Dependents Term Life Insurance	Monthly	Maximum - $2.006 Minimum - $2.006
Representative current charge - $2.007

*
The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.  The charges shown for Spouse and Child Term Insurance are expressed as rates per unit.  One unit includes $5,000 spouse coverage and $5,000 coverage per child, if any.

1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	These benefits may not be available to some groups.
4.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 52 year old insured guaranteed under the contract.
5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

6.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
7.	The representative current charge for additional insurance benefits are sample rates currently charged.

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The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.38%	1.18%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  The full names of the investment subadvisers and investment advisers are listed immediately following each chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Prudential Series Fund – Class I Shares
Portfolios / Objectives	Style/Type	Subadvisers
Diversified Bond: High level of income over a longer term while providing reasonable safety of capital.	Fixed Income - Corporate	PIM
Equity: Long-term growth of capital.	Large-Cap Core	Jennison
Flexible Managed: Total return consistent with an aggressively managed diversified portfolio.	Balanced	PIM QMA
Global: Long-term growth of capital.	International - Equity	QMA LSV MCM T. Rowe Price William Blair
Jennison: Long-term growth of capital.	Large-Cap Growth	Jennison
Money Market: Maximum current income consistent with the stability of capital and the maintenance of liquidity.	Fixed Income – Money Market	PIM
Stock Index: Investment results that generally correspond to the performance of publicly-traded common stocks.	Large-Cap Core	QMA
Value: Capital appreciation.	Large-Cap Value	Jennison

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Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

Unaffiliated Funds / Portfolios
Funds / Portfolios / Objectives	Style/Type	Advisers
DWS High Income VIP1: High level of current income.	Fixed Income – High Yield	Deutsche
Templeton Foreign Securities Fund2: Long-term capital growth.	International Equity	Investment Counsel
Janus Overseas Portfolio3: Long-term growth of capital.	International Equity	Janus Capital
Janus Portfolio3: The investment objective is long-term growth of capital.	Large-Cap Growth	Janus Capital
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio4: Long-term capital appreciation.	Multi-Cap Growth	Lazard
MFS Research Series5: Capital appreciation.	Large-Cap Core	MFS
T. Rowe Price Equity Income Portfolio: Substantial dividend income as well as long-term growth of capital.	Large-Cap Value	T. Rowe Price
T. Rowe New America Growth Fund: Long-term capital growth.	Multi-Cap Growth	T. Rowe Price
1.	Class A Shares
2.	Class 2 Shares
3.	Institutional Shares
4.	Service Shares
5.	Initial Class Shares

5

Investment Advisers for Unaffiliated Funds / Portfolios

•	Deutsche Investment Management Americas Inc. (“Deutsche”)
•	Janus Capital Management LLC (“Janus Capital”)
•	Lazard Asset Management LLC ("Lazard")
•	Massachusetts Financial Services Company ("MFS")
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")
•	Templeton Investment Counsel, LLC (“Investment Counsel”)

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the portfolios for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Portfolios or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Fund.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those Funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Portfolios that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2010, the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%. Some portfolios pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee:

•	Franklin Templeton Foreign Securities
•	Lazard Retirement U.S. Small-Mid Cap Equity

6

Charges

The current charges under the JRS Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.06% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select.  This charge is to compensate us for assuming mortality and expense risks.  Prudential does not deduct this charge from assets invested in the Fixed Account.  The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45% (never to exceed 0.90%).

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and other expenses.  These fees are described earlier in this supplement.

Bi-Weekly Charges

Prudential deducts a bi-weekly charge for the cost of insurance and a bi-weekly charge of $2.00 for administrative expenses from your Certificate Fund.  We describe the calculation of this charge in the prospectus.

The highest current rate per thousand is $36.34, and applies to insureds at age 99, who have chosen to continue their coverage.  The lowest current rate per thousand is $0.06, and applies to insured active employees under age 25.

The following table provides sample per thousand cost of insurance rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.09
45	$.15
55	$.44
65	$1.31

Spouse and child term insurance:  The rate for spouse and child term insurance is currently $2.00 per unit.  Each unit includes $5,000 spouse coverage and $5,000 coverage per child, if any.

7

Possible Additional Charges

For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Eligibility and Enrollment

Eligibility:

•
Eligible Group Members for the Group Variable Universal Life Insurance include active Judges of the New Jersey Judicial Retirement System (“JRS”) who work full-time on a regular basis.  In addition, Eligible Group Members who purchase Group Variable Universal Life coverage for themselves may also purchase Group Term Life Insurance coverage for their dependent spouses if, at enrollment, the spouse is not confined for medical treatment at home or elsewhere and Dependent Term Life Insurance coverage for their eligible dependent children..

We refer to each Eligible Group Member who buys coverage as a “Participant.”  When we use the terms “you” or “your,” we mean a Participant.

•
Spouses who are also Judges of the JRS may not be covered both as a Judge and a spouse.  If, after the death of a spouse, we become aware that a spouse was enrolled as both a Judge and a spouse, we will pay a death benefit as though the spouse were a Judge only.  We will return the premiums that were paid as a spouse.

See the Applicant Owner Provision section of the prospectus to learn about how a spouse or other person may apply for coverage on the life of the Judge.

•
In addition, your children are eligible for dependent term life coverage from birth to 19 years (or, if an unmarried student, to age 25), provided they are not confined for medical treatment at home or elsewhere at the time of enrollment.  Eligible children include legally adopted children, stepchildren and foster children who live with you and depend on you substantially for support.

•
When a child reaches age 19 (or, if an unmarried student, age 25), he or she may continue coverage if he or she is not physically or mentally capable of self-support.  You must give Prudential evidence of the incapacity within 31 days after coverage would end.

•	If both parents are Judges of the JRS, a child may be covered by only one parent.

Enrollment

There is no limited enrollment period.  You may enroll at any time.  If, however, you enroll when you are first eligible for coverage, you do not have to provide evidence of good health for certain levels of coverage.  If you are a new Judge, you may apply for coverage within 90 days after becoming first eligible in lieu of the group term life insurance that is mandatory for the first twelve months of service as a Judge.

If you do not enroll yourself or your dependent spouse or children during the initial enrollment period, you may contact your AOC human resources office and obtain an application for coverage.  Complete the application and mail it directly to Prudential.  Prudential will make arrangements with you for determining evidence of good health and the coverage will then be put into effect.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

8

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Coverage Information

Face Amount

A Judge may choose a Face Amount equal to one and one half, two, three, four or five times annual base salary.  (The Face Amount is rounded up to the next higher multiple of $1,000).  See the JRS optional contributory insurance amounts available to you.

You may buy $5,000 of term life insurance for your eligible spouse.

You may buy $5,000 of term life insurance for each eligible child.  If you have spouse coverage, the coverage for your children is at no additional cost.

Evidence of Good Health

Evidence of good health is not required when:

•	A Judge requests 1½ times salary when first eligible to enroll (i.e., when a new Judge first starts service as a Judge).

•	A Judge requests spouse or dependent child term life insurance coverage when the Judge is first eligible to enroll (i.e., when a new Judge first starts service as a Judge).

•
A Judge adds spouse or dependent child term life insurance coverage at some time after the initial eligibility period to enroll, but within 90 days of getting married or after the birth, adoption, or guardianship of a new child.

•	A Judge retires and opts to continue coverage at retirement.

•	A Judge terminates service and opts to continue coverage.

•	A participant (Judge, spouse or dependent child) opts to convert to an individual life insurance policy with Prudential.

Evidence of good health is required when:

•
A Judge requests 2, 3, 4 or 5 times salary when first eligible to enroll (i.e., when a new Judge first starts service as a Judge).  Insurance of 1½ times salary will be put into effect immediately; the remainder of the coverage will go into effect on the first of the month after the good health is determined.

•	A Judge requests insurance coverage of any amount any time after declining coverage during the initial enrollment period.

•	A Judge requests to increase insurance coverage from 1½ times salary to some higher amount.

•
A Judge adds spouse or dependent child term life insurance coverage at some time after the initial eligibility period to enroll, and beyond the 90 day period after getting married or after the birth, adoption, or guardianship of a new child.

If you need to provide evidence of good health, Prudential will provide you with an Evidence of Insurability Form that you will need to complete. If an examination or verification from a physician is required, Prudential will provide you with the appropriate forms and instruct you on the required steps to prove good health.

9

Changes in Face Amount

Increases in Face Amount

After the initial enrollment, you may increase your Face Amount of insurance at any time, but you must provide evidence of good health.

Decreases in Face Amount

 Generally, your face amount will not decrease unless you request a decrease from Prudential.  However, if your face amount is a multiple of salary, then your Face amount may decrease if your salary decreases.

See the Changes in Face Amount and Taxes sections of the prospectus.

Effect of Purchasing This Contributory Insurance on Your Taxable Income

The new non-contributory program for the JRS members is separate from the contributory insurance provided to JRS members through a group insurance policy held by the State Treasurer at the State of New Jersey.  The new program is significantly different from the group term life insurance provided by the state as the employer of JRS members, and it has been determined that it is not subject to the imputed income provisions of the Internal Revenue Code (Section 79).  The new contributory life insurance program for JRS members includes both group term life and optional group variable universal life insurance.  The premiums for the Judges' Group Variable Universal Life coverage are age based and insurance coverage is available for spouses and children.  The cost of the program is borne totally by participating JRS members.

See the Taxes section of the prospectus.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Additional Insurance Benefits

Accelerated Benefit Option

While you remain a Judge, you can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 50% of the Death Benefit, subject to a maximum of $250,000.  "Terminally ill" means you have a life expectancy of 6 months or less.

Dependent Term Life Insurance

You may buy $5,000 of term life insurance for your eligible spouse.  You may buy $5,000 of term life insurance for each eligible child. If you have spouse coverage, the coverage for your children is at no additional cost.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion.  See the Suicide Exclusion section of the prospectus.

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Changes in Personal Status

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire.  Retiree rates are identical to those of active Judges.  Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage If You Leave Your Position as a Judge for Reasons Other Than Retirement

You may elect to continue your coverage if you leave the JRS for any reason. We call this “Continuation Coverage.”  Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses. Contact Prudential for a continued coverage rate schedule.

Termination Of The Group Contract

Either the JRS or Prudential may end the Group Contract.  Prudential can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not the JRS replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•
If JRS does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate.  We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•
If JRS does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; elect to continue coverage or elect to receive the Cash Surrender Value of your Certificate.

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

For active Judges and their dependents, the JRS will send routine premium payments to Prudential by bi-weekly payroll deduction, and will make these payments bi-weekly.  Retirees, deferred retirees, Judges on an approved leave of absence and Participants who choose to continue their coverage will be billed directly by Prudential on a quarterly basis and will submit their premium payments directly to Prudential.

When Monthly Charges Are Deducted

The exact date that we deduct charges from your Certificate Fund depends upon whether you make routine premium payments by bi-weekly automatic payroll deduction or directly to Prudential.  We take the charges from each investment option in the same proportions that your Certificate Fund is invested.

•
If you make routine premium payments by automatic payroll deduction, we generally will deduct the bi-weekly Certificate Fund charges once per pay period, on the Payroll Deduction Date.  The Payroll Deduction Date will coincide with the date the JRS forwards the payroll deductions to us.

The JRS intends to forward automatic payroll deduction premium payments by the beginning of the week after the end of each payroll period. But, even if the JRS has not transferred the payroll deductions to us by the 45th day after the first day of the bi-weekly pay period, we will nevertheless deduct the bi-weekly Certificate Fund charges on that 45th day.

•
If you make routine premium payments directly to Prudential, we generally will deduct charges once per period, on the date that we receive your premium payments.  If your premium payments have not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day.  For groups that utilize monthly premium processing, charges will be deducted from the Certificate Fund on the first business day of every month, regardless of the billing frequency.

11

Please refer to the prospectus for information on these and other features of the New Jersey JRS Group Contract.  Your Enrollment Kit also explains key features of your plan.

You may contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

  12

TABLE OF CONTENTS OF
THE FUND PROSPECTUSES

DWS Variable Series II:	Appendix 1
DWS High Income VIP

Franklin Templeton Variable Insurance Products Trust:	Appendix 2
Templeton Foreign Securities Fund

Janus Aspen Series:	Appendix 3
Janus Portfolio

Janus Aspen Series:	Appendix 4
Janus Overseas Portfolio

Lazard Retirement Series, Inc.:	Appendix 5
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

MFS® Variable Insurance Trustsm:	Appendix 6
MFS Research Series

T. Rowe Price Equity Series, Inc.:	Appendix 7
Equity Income Portfolio

T. Rowe Price Equity Series, Inc.:	Appendix 8
New America Growth Portfolio

The Prudential Series Fund Portfolio:	Appendix 9
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Jennison Portfolio
Money Market Portfolio
Stock Index Portfolio
Value Portfolio

13

Supplement Dated May 1, 2011
to Prospectus Dated May 1, 2011
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Sears Holding Corporation

This document is a supplement to the prospectus dated May 1, 2011 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the Group Contract and Certificates made available to your group.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page

Benefits and Risks	2
Fee Tables	2
Portfolio Companies	4
The Funds	4
Investment Manager	4
Investment Subadvisers for the Prudential Series Fund	5
Investment Advisers for Unaffiliated Funds / Portfolios	5
Service Fees Payable to Prudential	5
Charges	6
Charge for Taxes Attributable to Premiums	6
Daily Charges for Mortality and Expense Risks	6
Daily Charges for Investment Management Fees and Expenses	6
Monthly Charges	7
Possible Additional Charges	7
Eligibility and Enrollment	7
Eligibility	7
Enrollment Period	7
“Free Look” Period	7
Maximum Age	8
Coverage Information	8
Face Amount	8
Changes in Face Amount	8
Increases in Face Amount	8
Decrease in Face Amount	8
Definition of Life Insurance	8
Additional Insurance Benefits	8
Accelerated Benefit Option	8
Lapse and Reinstatement	8
Loans	9
Surrender Charge	9
Additional Premium Payments	9
Exclusions	9
Changes in Personal Status	9
Continuing Coverage If You Become Totally Disabled	9
Continuing Coverage at Retirement	9
Continuing Coverage When You Leave The Group For Reasons Other Than Retirement	9
TABLE OF CONTENTS OF THE FUND PROSPECTUSES	10

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, make a withdrawal, or request additional statements.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current – 2.60%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge	This charge is assessed on a full Surrender of a Certificate.	Maximum - $20.00 Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - $20.00 Current - $0.00
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20.00 per transfer after the twelfth. Current - $20.00 per transfer after the twelfth
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20.00 per statement Current - $0.00

1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90% 1 of the amount of assets in the variable investment options. Current – 0.45% 1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $48.65 Minimum - $0.04 Representative guaranteed charge - $ 0.684
Net Interest on Loans5	Annually	2%
*Additional Insurance Benefits3:
Child Dependents Term Life Insurance	Monthly	Maximum - $0.126 Minimum - $0.126
Representative current charge - $0.127
Spouse Dependents Term Life Insurance	Monthly	Maximum - $ 2.506 Minimum - $ 0.066
Representative current charge - $ .248
AD&D on employee’s life	Monthly	Maximum - $0.026 Minimum - $0.026 Representative current charge - $0.027

*
The charges shown for Cost of Insurance and AD&D on employee’s life are expressed as rates per $1,000 of Net Amount at Risk.  The charges shown for Spouse and Child Term Insurance are expressed as rates per unit.  One unit includes $5,000 spouse coverage, $100 child coverage if the child is less than 6 months old, and $4,000 child coverage if the child is 6 months old and over.

1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	These benefits may not be available to some groups.
4.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 51 year old insured under the contract.
5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

6.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
7.	The representative current charge for additional insurance benefits are sample rates currently charged.
8.	The representative current charge for spouse term insurance is a sample rate currently charged for a 51 year old insured, who is the spouse of an active employee of Sears Holding Corporation.

3

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.38%	1.05%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  The full names of the investment subadvisers and investment advisers are listed immediately following each chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Prudential Series Fund – Class I Shares
Portfolios / Objectives	Style/Type	Subadvisers
High Yield Bond: High total return.	Fixed Income – High Yield	PIM
Jennison: Long-term growth of capital.	Large-Cap Growth	Jennison
Money Market: Maximum current income consistent with the stability of capital and the maintenance of liquidity.	Fixed Income – Money Market	PIM
Small Capitalization Stock: Long-term growth of capital.	Small-Cap Core	QMA
Stock Index: Investment results that generally correspond to the performance of publicly-traded common stocks.	Large-Cap Core	QMA

4

Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)

Unaffiliated Funds / Portfolios
Funds / Portfolios / Objectives	Style/Type	Advisers
Franklin Templeton Foreign Securities Fund1: Long-term capital growth.	International – Equity	Investment Counsel
Janus Worldwide Portfolio2: Long-term growth of capital.	International – Equity	Janus Capital
PIMCO Total Return Portfolio3: Total return with an emphasis on high current income, but also considering capital appreciation.	Fixed Income - Corporate	PIMCO
T. Rowe Price Equity Income Portfolio: Substantial dividend income as well as long-term growth of capital.	Large-Cap Value	T. Rowe Price
T. Rowe Price New America Growth Fund: Long-term capital growth.	Multi-Cap Growth	T. Rowe Price
T. Rowe Price Personal Strategy Balanced Portfolio: Highest total return over time, consistent with an emphasis on both capital appreciation and income.	Asset Allocation	T. Rowe Price
1.	Class 2 Shares
2.	Institutional Shares
3.	Administrative Class

Investment Advisers for Unaffiliated Funds / Portfolios

•	Janus Capital Management LLC (“Janus Capital”)
•	Pacific Investment Management Company LLC (“PIMCO”)
•	Templeton Investment Counsel, LLC (“Investment Counsel”)
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of

5

administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2011, the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%.  Some funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.15% to 0.25% of the average assets allocated to the Funds indicated below.

The following Portfolio currently pays a 12b-1 fee of 0.15%:

•	PIMCO Total Return Portfolio

The following Portfolio currently pays a 12b-1 fee of 0.25%:

•	Franklin Templeton Foreign Securities

Charges

The current charges under your Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.25% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

6

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund.

The highest current rate per thousand is $9.38 , and applies to insureds at age 91 and older.  The lowest current rate per thousand is $0.04, and applies to insureds under age 25.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.06
45	$0.10
55	$0.25
65	$0.67

Spouse Term Insurance:  The highest current rate per thousand is $2.50, and applies to spouses at age 94.  The lowest current rate per thousand currently offered for this benefit is $0.06, and applies to spouses under age 24.

The following table provides sample per thousand Spouse term insurance charges:

Insured’s Age	Monthly Rate per $1000
35	$0.08
45	$0.14
55	$0.36
65	$0.92

Child term insurance:  The rate for child term insurance is currently $0.12 per thousand.

AD&D on the Employee’s Life:  The rate per thousand currently offered for this coverage is $0.02.  Generally, one rate is payable at all ages for a given group of insureds.

Possible Additional Charges

For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility

Eligible Group Members are classes of active employees as determined by the employer.

We refer to each Eligible Group Member who buys coverage as a "Participant."   When the term "you" or "your" is used, we are also referring to a Participant.

Enrollment Period

There is no limited enrollment period. Eligible Group Members may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of good health before that person can become covered.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

7

See the "Free Look" Period section of the prospectus for more details.

Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 70. Also, a Participant's Face Amount of Insurance will end at the maximum age shown in the Certificate (usually, that is age 100).

Coverage Information

Face Amount

The minimum Face Amount is $50,000 and the maximum Face amount is $9,950,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Issues Certificates section of the prospectus.

Evidence of insurability satisfactory to Prudential will be required if the Face Amount exceeds the limits set forth in your Certificate.

Changes in Face Amount

Increases in Face Amount

For Face Amounts based on annual salary or earnings, we may increase Face Amounts based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health.

Decrease in Face Amount

Face Amounts will not decrease unless you request a decrease. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

Definition of Life Insurance

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the “Cash Value Accumulation Test”.

If that were the case for your Certificate, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the Covered Person’s Attained Age. For this purpose, we base the Net Single Premium on the 2001 CSO Unisex Table (70% Male – 30% Female), and interest rates as described in The Internal Revenue Code, Section 7702.

Additional Insurance Benefits

Accelerated Benefit Option

You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 75% of the Death Benefit. "Terminally ill" means you have a life expectancy of 12 months or less (6 or 24 months in some states).  Prudential does not have an age restriction when applying for this Option. This benefit and the specific rules that apply to your group can be found in your certificate.

Lapse and Reinstatement

You may request reinstatement of a lapsed Certificate any time within 5 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and you did not have the right to continue your insurance.

8

Loans

The minimum amount you may borrow at any one time is $100.

Surrender Charge

You may surrender your Certificate for its Cash Surrender Value at any time.  If you do, your insurance coverage will end.  Prudential will calculate the Cash Surrender Value as of the Business Day on which we receive your request form in Good Order.  There is no charge for surrendering your certificate.

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Each additional premium payment must be at least $20. Prudential reserves the right to limit the amount of additional premiums.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus for details.

Changes in Personal Status

Continuing Coverage If You Become Totally Disabled

If you become totally disabled prior to age 60 and are unable to work in any occupation, Prudential will extend your Group Variable Universal Life coverage so that you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 65 or are no longer totally disabled. When you reach age 65 or are no longer totally disabled, you may continue your Group Variable Universal Life Coverage even if you are on a disability leave of absence. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage at Retirement

You can continue coverage at retirement. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage When You Leave The Group For Reasons Other Than Retirement

You may elect to continue your Group Variable Universal Life coverage if you leave for any reason and are no longer an Eligible Group Member. We call this "Continuation Coverage." Continuation rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

9

TABLE OF CONTENTS OF
THE FUND PROSPECTUSES

Franklin Templeton Variable Insurance Products Trust:	Appendix 1
Templeton Foreign Securities Fund

Janus Aspen Series:	Appendix 2
Janus Worldwide Portfolio

PIMCO Variable Insurance Trust:	Appendix 3
PIMCO Total Return Portfolio

T. Rowe Price Equity Series, Inc:	Appendix 4
Equity Income Portfolio

T. Rowe Price Equity Series, Inc:	Appendix 5
New America Growth Portfolio

T. Rowe Price Equity Series, Inc:	Appendix 6
Personal Strategy Portfolio

The Prudential Series Fund Portfolio:	Appendix 7
High Yield Bond Portfolio
Jennison Portfolio
Money Market Portfolio
Small Capitalization Stock Portfolio
Stock Index Portfolio

10

Supplement Dated May 1, 2011
to Prospectus Dated May 1, 2011
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Towers Watson Pennsylvania

This document is a supplement to the prospectus dated May 1, 2011 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential”, “we,” “us”) offers to you.  This supplement is not a complete Prospectus, and must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the Towers Watson Pennsylvania Group Variable Universal Life Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	4
The Funds	4
Investment Manager	4
Investment Subadvisers for the Prudential Series Fund	5
Investment Advisers for Unaffiliated Funds / Portfolios	5
Charges	5
Charge for Taxes Attributable to Premiums	5
Daily Charges for Mortality and Expense Risks	6
Daily Charges for Investment Management Fees and Expenses	6
Monthly Charges	6
Possible Additional Charges	6
The Fixed Account	6
Eligibility and Enrollment	6
Eligibility	6
Enrollment Period	7
“Free Look” Period	7
Coverage Information	7
Face Amount	7
Evidence of Good Health	7
Changes in Face Amount	7
Increases in Face Amount	7
Decreases in Face Amount	7
Definition of Life Insurance	8
Additional Insurance Benefits	8
Accelerated Benefit Option	8
Exclusions	8
Changes in Personal Status	8
Continuing Coverage When You Become Disabled	8
Continuing Coverage When You Retire	8
Continuing Coverage If You Leave the Company for Reasons Other Than Retirement	8
Termination of the Group Contract	8
Premiums	9
Payment of Premiums	9
When Monthly Charges are Deducted	9
If you make routine premium payments by automatic payroll deduction through Towers Watson Pennsylvania	9
If you make routine premium payments directly to Prudential	9
TABLE OF CONTENTS OF THE FUND PROSPECTUSES	10

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate.  In several instances we use the terms “maximum” and “current charge.”  The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current – 2.60%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum charge - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.

1
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge.  Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90% 1 of the amount of assets in the variable investment options. Current - 0.45% 1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $3.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly
Certificates effective on or before 12/31/2008:
Maximum - $83.34
Minimum - $0.10

Representative guaranteed charge - $0.433

Certificates effective on or after 01/01/2009:
Maximum - $47.38
Minimum - $0.04

Representative guaranteed charge - $0.293

Net Interest on Loans4	Annually	2%

*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1	The daily charge is based on the effective annual rate shown.
2
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3	The representative guaranteed charge for cost of insurance is a sample rate charged for a 41 year old insured guaranteed under the contract.
4
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan.  More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.38%	0.87%

3

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  The full names of the investment subadvisers and investment advisers are listed immediately following each chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Prudential Series Fund – Class I Shares
Portfolios / Objectives	Style/Type	Subadvisers
Diversified Bond: High level of income over a longer term while providing reasonable safety of capital.	Fixed Income - Corporate	PIM
Flexible Managed: Total return consistent with an aggressively managed diversified portfolio.	Balanced	PIM QMA
Global: Long-term growth of capital.	International - Equity	QMA LSV MCM T. Rowe Price William Blair
Jennison: Long-term growth of capital.	Large-Cap Growth	Jennison
Money Market: Maximum current income consistent with the stability of capital and the maintenance of liquidity.	Fixed Income – Money Market	PIM
Small Capitalization Stock: Long-term growth of capital.	Small-Cap Core	QMA
Stock Index: Investment results that generally correspond to the performance of publicly-traded common stocks.	Large-Cap Core	QMA
Value: Capital appreciation.	Large-Cap Value	Jennison

4

Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

Unaffiliated Funds / Portfolios
Funds / Portfolios / Objectives	Style/Type	Advisers
DWS High Income VIP1: High level of current income.	Fixed Income – High Yield	Deutsche
Janus Overseas Portfolio2: Long-term growth of capital.	International - Equity	Janus Capital
Janus Portfolio2: Long-term growth of capital.	Large-Cap Growth	Janus Capital
T. Rowe Price Mid Cap Growth Portfolio: Long-term capital appreciation.	Mid-Cap Growth	T. Rowe Price
1.	Initial Shares
2.	Institutional Shares

Investment Advisers for Unaffiliated Funds / Portfolios

•	Deutsche Investment Management Americas Inc. (“Deutsche”)
•	Janus Capital Management LLC (“Janus Capital”)
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")

Charges

The current charges under the Towers Watson Pennsylvania Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.25% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

5

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the Towers Watson Pennsylvania Group Contract that correspond to the Funds you select.  This charge is to compensate us for assuming mortality and expense risks.  Prudential does not deduct this charge from assets invested in the Fixed Account.

For Towers Watson Pennsylvania, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and other expenses.  These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $3.00 for administrative expenses from your Certificate Fund.

The highest current rate per thousand is $ 36.09, and applies to insureds age 99 and above, who are retired smokers and have chosen to continue their coverage.  The lowest current rate per thousand is $0.04, and applies to insured non-smoking active employees under age 25.

The following table provides sample per thousand cost of insurance rates (net of taxes) for nonsmokers:

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.06
45	$.13
55	$.31
65	$.78

Possible Additional Charges

For details on possible additional charges, see the Charges section of the prospectus.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Eligibility and Enrollment

Eligibility

Eligible Group Members for the Group Variable Universal Life Insurance include:

•	Active, full-time US employees of Towers Watson Pennsylvania.

•	Active, full-time reduced hour US employees of Towers Watson Pennsylvania.

6

Employees may be insured under either the Group Universal Life plan or the Group Variable Universal Life plan, but not both.

We refer to each person who buys coverage as a “Participant.”  When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period

An eligible employee may only enroll during Towers Watson Pennsylvania's annual enrollment period. However, new employees may enroll for coverage during the year, as long as they enroll within 31 days after first becoming eligible.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Coverage Information

Face Amount

A Participant may choose a Face Amount from one to five times base annual earnings starting at a minimum of $10,000 up to a maximum of $3,000,000.  (When a Face Amount is based on salary, we round the Face Amount to the next higher multiple $1,000 if it is not already an even multiple of $1,000).

Evidence of Good Health

Special rules applied during the initial enrollment period.

•
For a Current Participant:  Current amounts of coverage were “grandfathered,” provided that amounts in excess of $1,000,000 have been subject to the eligible employee giving evidence of good health. In addition, any increase in coverage will be subject to the eligible employee giving evidence of good health.

•
For a Newly Hired Eligible Group Member:  You must provide evidence of good health if you enroll and request a Face Amount that is more than $1,000,000. If you enroll more than 31 days after you first become eligible, you must give evidence of good health to enroll for any Face Amount.

Changes in Face Amount

Increases in Face Amount

After the initial enrollment, you may increase your Face Amount of insurance during the annual enrollment, but you must provide evidence of good health.  You may also increase your face amount of insurance within 31 days following a qualifying life event, but you will be required to provide evidence of good health.

Decreases in Face Amount

Generally, your coverage amount will not decrease unless you request a decrease from us.  However, if your coverage amount is a multiple of salary, then your coverage amount may decrease if your salary decreases.

See the Changes in Face Amount and Taxes sections of the prospectus.

7

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Additional Insurance Benefits

Accelerated Benefit Option

You can choose to receive an early payment of all or part of the Death Benefit when diagnosed as being terminally ill. Accelerated benefits are subject to a combined maximum of $1,000,000 if your term life death benefit is also accelerated.  “Terminally ill” means you have a life expectancy of 12 months or less.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion.  See the Suicide Exclusion section of the prospectus.

Changes in Personal Status

Continuing Coverage When You Become Disabled

There is no disability provision under your Certificate, but you may continue your Group Variable Universal Life Coverage while on Disability Leave of Absence that is approved by Towers Watson Pennsylvania.  Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage When You Retire

You may continue your coverage when you retire.  Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage If You Leave the Company for Reasons Other Than Retirement

You may elect to continue your coverage if you leave Towers Watson Pennsylvania for any reason. Rates for Continuation coverage are higher than rates for coverage as an active employee.  Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses.

Termination of the Group Contract

Either Towers Watson Pennsylvania or Prudential may end the Group Contract. Prudential can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not Towers Watson Pennsylvania replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value.  Generally, here is what will happen:

•
If Towers Watson Pennsylvania does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate.  We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•
If Towers Watson Pennsylvania does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options:  convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; elect to continue coverage; or elect to receive the Cash Surrender Value of your Certificate.

8

See the Options On Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

For active employees, Towers Watson Pennsylvania will send routine premium payments to Prudential by payroll deduction, and will make these payments monthly.  Retirees, employees on an approved leave of absence, and Participants who choose continued coverage will be billed directly by Prudential (with an additional fee, currently $3 per bill, for administration expenses) and will submit their premium payments directly to Prudential.

When Monthly Charges are Deducted

The exact date that we deduct the monthly charge from your Certificate Fund depends upon whether you make routine premium payments by automatic payroll deduction or directly to Prudential.  We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments by automatic payroll deduction through Towers Watson Pennsylvania

We generally will deduct the monthly charge once per month, on the Monthly Deduction Date. The Monthly Deduction Date will coincide with the date Towers Watson Pennsylvania forwards the payroll deductions to us.

Towers Watson Pennsylvania intends to forward automatic payroll deduction premium payments to us on a periodic basis, typically twice per month.  But, if Towers Watson Pennsylvania has not transferred the monthly payroll deductions to us by the 45th day after the premium due date, we will deduct the monthly charge on that 45th day.

If you make routine premium payments directly to Prudential

We generally will deduct charges once per period, on the date that we receive your premium payments.  If your premium payments have not been received by the 45th day after the premium due date, we will deduct the charges from the Certificate Fund on that 45th day.  However, for groups that utilize monthly premium processing, charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

Please refer to the prospectus for information on these and other features of the Towers Watson Pennsylvania Group Contract.

You may contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

9

TABLE OF CONTENTS OF
THE FUND PROSPECTUSES

DWS Variable Series II:	Appendix 1
DWS High Income VIP

Janus Aspen Series:	Appendix 2
Janus Portfolio

Janus Aspen Series:	Appendix 3
Janus Overseas Portfolio

T. Rowe Price Equity Series, Inc.:	Appendix 4
Mid Cap Growth Portfolio

The Prudential Series Fund Portfolio:	Appendix 5
Diversified Bond Portfolio
Flexible Managed Portfolio
Global Portfolio
Jennison Portfolio
Money Market Portfolio
Small Capitalization Stock Portfolio
Stock Index Portfolio
Value Portfolio

10

Supplement Dated May 1, 2011
to Prospectus Dated May 1, 2011
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Yellow Roadway

This document is a supplement to the prospectus dated May 1, 2011 ( the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the Group Contract and Certificates made available to your group.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	3
The Funds	3
Investment Manager	4
Investment Subadvisers for the Prudential Series Fund	4
Investment Advisers for Unaffiliated Funds / Portfolios	5
Service Fees Payable to Prudential	5
Charges	6
Charge for Taxes Attributable to Premiums	6
Daily Charges for Mortality and Expense Risks	6
Daily Charges for Investment Management Fees and Expenses	6
Monthly Charges	6
Possible Additional Charges	7
The Fixed Account	7
Eligibility and Enrollment	7
Eligibility	7
Enrollment Period	7
“Free Look” Period	7
Coverage Information	7
Face Amount	7
Changes in Face Amount	7
Increases in Face Amount	7
Decrease in Face Amount	8
Definition of Life Insurance	8
Additional Insurance Benefits	8
Accelerated Benefit Option	8
Exclusions	8
Changes in Personal Status	8
Continuing Coverage at Retirement or Disability	8
Continuing Coverage When You Leave the Group For Reasons Other Than Retirement	8
TABLE OF CONTENTS OF THE FUND PROSPECTUSES	9

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The prospectus describes the fees and expenses that you will pay when buying, owning, and surrendering a Certificate.   The following tables provide the “current” and “maximum charge” applicable to the Group Contract.  The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amounted Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current - $0.00
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current - 2.60%
Charge for Processing Premiums.	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - The lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00.
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement. Current - $0.00.
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.

1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90% 1 of the amount of assets in the variable investment options. Current – 0.45% 1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $3.50
*Cost of Insurance2
	Monthly	Maximum - $83.34 Minimum - $0.10
Charge for a Representative Participant		Representative guaranteed charge - $0.813
Net Interest on Loans4	Annually	2%

*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 49 year old insured guaranteed under the contract.
4.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.38%	1.18%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

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The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  The full names of the investment subadvisers and investment advisers are listed immediately following each chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Prudential Series Fund – Class I Shares
Portfolios / Objectives	Style/Type	Subadvisers
Diversified Bond: High level of income over a longer term while providing reasonable safety of capital.	Fixed Income - Corporate	PIM
Equity: Long term growth of capital.	Large-Cap Core	Jennison
Flexible Managed: Total return consistent with an aggressively managed diversified portfolio.	Balanced	PIM QMA
Global: Long-term growth of capital.	International - Equity	QMA LSV MCM T. Rowe Price William Blair
Jennison: Long-term growth of capital.	Large-Cap Growth	Jennison
Money Market: Maximum current income consistent with the stability of capital and the maintenance of liquidity.	Fixed Income – Money Market	PIM
Stock Index: Investment results that generally correspond to the performance of publicly-traded common stocks.	Large-Cap Core	QMA
Value: Capital appreciation.	Large-Cap Value	Jennison

Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

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Unaffiliated Funds / Portfolios
Funds / Portfolios / Objectives	Style/Type	Advisers
DWS High Income VIP1: High level of current income.	Fixed Income – High Yield	Deutsche
Templeton Foreign Securities Fund2: Long-term capital growth.	International - Equity	Investment Counsel
Janus Overseas Portfolio3: Long-term growth of capital.	International - Equity	Janus Capital
Janus Portfolio3: Long-term growth of capital.	Large-Cap Growth	Janus Capital
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio4: Long-term capital appreciation.	Multi-Cap Growth	Lazard
MFS Research Series5: Capital appreciation.	Large-Cap Core	MFS
T. Rowe Price Equity Income Portfolio: Substantial dividend income as well as long-term growth of capital.	Large-Cap Value	T. Rowe Price
T. Rowe New America Growth Fund: Long-term capital growth.	Multi-Cap Growth	T. Rowe Price
1.	Class A Shares
2.	Class 2 Shares
3.	Institutional Shares
4.	Service Shares
5.	Initial Shares

Investment Advisers for Unaffiliated Funds / Portfolios

•	Deutsche Investment Management Americas Inc. (“Deutsche”)
•	Janus Capital Management LLC (“Janus Capital”)
•	Lazard Asset Management LLC ("Lazard")
•	Massachusetts Financial Services Company ("MFS")
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")
•	Templeton Investment Counsel, LLC (“Investment Counsel”)

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the Funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those Funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under

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agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2011, the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%. Some Funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee:

•	Franklin Templeton Foreign Securities
•	Lazard Retirement U.S. Small-Mid Cap Equity

Charges

The current charges under your Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.25% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $3.50 for administrative expenses from your Certificate Fund.

The highest current rate per thousand is $22.18, and applies to insureds at age 99, who have chosen to continue their coverage.  The lowest current rate per thousand is $0.03, and applies to insureds under age 35 who have chosen to continue their coverage.

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The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.04
45	$.11
55	$.26
65	$.45

Possible Additional Charges

For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Eligibility and Enrollment

Eligibility

Eligible Group Members are full time active executive level employees as determined by Yellow Roadway.   We refer to each Eligible Group Member who buys coverage as a "Participant". When the term "you" or "your" is used, we are also referring to a Participant.

Enrollment Period

An Eligible Group Member may enroll during the annual enrollment period or at other times during the year as determined by Yellow Roadway.  However, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of good health before that person can become covered.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Coverage Information

Face Amount

An Eligible Group Member may enroll for a Face Amount of coverage up to five times his or her annual earnings or salary (including incentive compensation) to a maximum of $3,000,000.  Prudential may ask questions about your health and ask you to have a medical exam.  The minimum Face Amount is $100,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Issues Certificates section of the prospectus.

Changes in Face Amount

Increases in Face Amount

For coverage based on annual salary or earnings, we may increase your Face Amount based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health.

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Decrease in Face Amount

Face Amounts will not decrease unless you request a decrease. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Additional Insurance Benefits

Accelerated Benefit Option

You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 75% of the Death Benefit, subject to a maximum of $250,000. "Terminally ill" means you have a life expectancy of 6 months or less.

Exclusions

There are no exclusions in the Yellow Roadway Group Variable Universal Life Insurance plan.

Changes in Personal Status

Continuing Coverage at Retirement or Disability

You can continue coverage at retirement or if you become disabled. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage When You Leave the Group For Reasons Other Than Retirement

You may elect to continue your Group Variable Universal Life coverage if you leave for any reason and are no longer an Eligible Group Member. We call this "Continuation Coverage." Continuation rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

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TABLE OF CONTENTS OF
THE FUND PROSPECTUSES

DWS Variable Series II:	Appendix 1
DWS High Income VIP

Franklin Templeton Variable Insurance Products Trust:	Appendix 2
Templeton Foreign Securities Fund

Janus Aspen Series:	Appendix 3
Janus Portfolio

Janus Aspen Series:	Appendix 4
Janus Overseas Portfolio

Lazard Retirement Series, Inc.:	Appendix 5
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

MFS® Variable Insurance Trustsm:	Appendix 6
MFS Research Series

T. Rowe Price Equity Series, Inc.:	Appendix 7
Equity Income Portfolio

T. Rowe Price Equity Series, Inc.:	Appendix 8
New America Growth Portfolio

The Prudential Series Fund Portfolio:	Appendix 9
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Jennison Portfolio
Money Market Portfolio
Stock Index Portfolio
Value Portfolio

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PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2011

The Prudential Variable Contract Account GI-2
The Prudential Insurance Company of America

GROUP VARIABLE UNIVERSAL LIFE

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the current Group Variable Universal Life Prospectus for the Group Contracts offered by The Prudential Insurance Company of America (“Prudential”), for insurance programs that are sponsored by groups.  You may obtain a copy of the Prospectus without charge by calling us at (800) 562-9874.

This SAI, as amended or supplemented from time to time, sets forth information which may be of interest to investors, but which is not necessarily included in the Group Variable Universal Life Prospectus dated May 1, 2011 , as supplemented from time to time.

This SAI includes the consolidated financial statements of Prudential, which should be considered only as bearing upon Prudential’s ability to meet its obligations under the Group Variable Universal Life Contracts. Also included are the financial statements of The Prudential Variable Contract Account GI-2 (the “Account”).

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102
Telephone: (800)562-9874

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The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential”) is a New Jersey stock life insurance company founded in 1875 under the laws of the State of New Jersey and is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions.  Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contracts.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988 under New Jersey law as a separate investment account.  The Account meets the definition of a “separate account” under federal securities laws. Each Subaccount within the Account invests in a corresponding Fund from among the variable investment options available under the Group Contracts.

The obligations arising under the Group Contracts and the Certificates are general corporate obligations of Prudential.  Prudential is also the legal owner of the assets in the Account.  Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account.  In addition to these assets, the Account’s assets may include funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account.  From time to time, these additional assets will be transferred to Prudential’s general account.  Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account. The assets held in the Account are segregated from all of Prudential’s other assets and may not be charged with liabilities which arise from any other business Prudential conducts.

The Account is registered with the Securities and Exchange Commission (“SEC”) under federal securities laws as a unit investment trust, which is a type of investment company.  This does not involve any supervision by the SEC of the management or investment policies or practices of the Account.  For state law purposes, the Account is treated as a part or division of Prudential.  Prudential reserves the right to take all actions in connection with the operation of the Account that are permitted by applicable law (including those permitted upon regulatory approval).

Principal Underwriter

Prudential Investment Management Services LLC (“PIMS”) acts as the principal underwriter of the Group Contracts and Certificates.  PIMS is an indirect wholly-owned subsidiary of Prudential Financial.

PIMS, organized in 1996 under Delaware law, is registered as a broker/dealer under federal securities laws.  PIMS is also a registered member of the Financial Industry Regulatory Authority, Inc. (FINRA).  PIMS’ principal business address is Three Gateway Center, 14th Floor, Newark, NJ 07102.  PIMS also acts as principal underwriter with respect to the securities of other Prudential Financial investment companies.

Distribution and Compensation

The Group Contracts and Certificates are sold through broker/dealers authorized by PIMS and applicable law to do so.  These broker/dealers may be affiliated with Prudential and PIMS.  The Contracts and Certificates are offered on a continuous basis.

When Prudential issues an offer of coverage, Prudential will provide a Disclosure Notice to the Group Contract Holder about compensation that will be payable to applicable broker-dealers.  The Group Contract Holder must sign the Disclosure Notice and return it to Prudential before Prudential will pay any commissions.  A new disclosure must be signed by the Group Contract Holder with any broker of record change.  In addition, Prudential will report annually to the Group Contract Holder, the commissions and fees paid to the applicable broker-dealers.

Compensation (commissions, overrides and any expense reimbursement allowance) is paid to such broker/dealers according to one or more schedules.  The individual registered representatives will receive a portion of the

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compensation, depending on the practice of the broker/dealer firm. We may also provide compensation for providing ongoing service in relation to the Contract. In addition, we or PIMS may enter into compensation arrangements with certain broker/dealer firms or branches of such firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different group product that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you.

The maximum amount Prudential Insurance will pay to the broker/dealer for group sponsored programs implemented before February 22, 2010 to cover both the individual representative’s commission and other distribution expenses will not exceed 15% of the premium payments over the term of the premium rate guaranteed period.  Commissions to broker/dealers will not exceed 20% of the required premium for each certificate year for group sponsored programs implemented on or after February 22, 2010.  In addition, supplemental compensation may be payable to the broker/dealer.  Under Prudential's Supplemental Commission Program, the amount payable as supplemental compensation may range from 0% to 7% of premium.  The Supplemental Commission Program is comprised of four levels.  The level is determined based on (1) aggregate annualized due premium on eligible cases on the qualification date; (2) the number of eligible cases inforce on the qualification date; (3) the eligible new business premium with an effective date during the qualification period; and (4) the number of eligible new business Coverage Counts sold with effective dates during the qualification period.  The level is set by Prudential at the beginning of the qualification period and it will remain unchanged for the duration of the Supplemental Commission Program qualification period.  While the Group Variable Universal Life required premium is included in the program, investment premium in the Certificate Fund is not.

Prudential may require the representative to return all of the first year commission if the Group Contract is not continued through the first year.  The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract.  In total, they will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Additional compensation of up to 1% of Certificate Fund value net of loans, may also be payable each year. We may also compensate other representatives of Prudential Insurance for referrals and other consultants for services rendered, as allowed by law.  The amounts paid to PIMS for its services as principal underwriter for the calendar years ended December 31, 2010, December 31, 2009 and December 31, 2008 were $0, $0, and $0, respectively.  Finally, sales representatives who meet certain productivity, profitability and persistency standards with regard to the sale of the Group Contract may be eligible for additional bonus compensation from Prudential Insurance.

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in federal securities laws).  But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in federal securities laws.  Either party may terminate the agreement at any time if the party gives 60 days’ written notice to the other party.

Sales expenses in any year are not necessarily equal to the sales charge in that year.  Prudential may not recover its total sales expenses for some or all Group Contracts over the periods the Certificates for such Group Contracts are in effect.  To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential’s surplus, which may include amounts derived from the mortality and expense risk charge and the monthly cost of insurance charge.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.  As of December 31, 2010, we are not aware of any firms (or their broker/dealers) that received payment or accrued a payment amount with respect to variable product business during 2010.

Services Performed By Third Parties

Prudential has the right to ask another party (referred to as a “third party”) to perform or receive transactions in its place.  The Group Contract Holder has the same right.  That means that, for a particular Group Contract, you may conduct transactions via a third party rather than directly with Prudential or the Group Contract Holder.

In some cases, the third party might be another part of Prudential.  (For example, when you make premium payments to Prudential, they could be received by Prudential Mutual Fund Services LLC, an indirect wholly-owned subsidiary of Prudential Financial).  In other cases, the third party might be a third party administrator or even the group that sponsors the Group Contract.

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Prudential may make payments to third party administrators or groups sponsoring the Group Contracts for their services related to administration and sponsorship of the Group Contracts.

Open Solution, Inc. is the Service Provider of the Prudential Alliance Account Settlement Option, a contractual obligation of The Prudential Insurance Company of America, located at 751 Broad Street, Newark, NJ 07102. Check clearing is provided by JPMorgan Chase Bank, N.A. and processing support is provided by First Data Payment (“FDPS”). Alliance Account balances are not insured by the Federal Deposit Insurance Corporation (“FDIC”). Open Solutions, Inc., JPMorgan Chase Bank, N.A., and First Data Payment Services are not Prudential Financial companies.

The Prudential Insurance Company of America (“Prudential”) entered into an administrative agreement with Wachovia Bank National Association ("Wachovia"), in which Wachovia provides remittance processing expertise and research and development capabilities.  Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance.  Under this agreement, Wachovia received from Prudential for remittance processing services rendered approximately $1.7 million in 2010, $1.7 million in 2009, and $2 million in 2008.  For all banking operating services provided by Wachovia, Prudential has paid $2.3 million in 2010, $2.0 million in 2009, and $2.4 million in 2008.  Wachovia's principal business address in Pennsylvania is One South Broad Street, Philadelphia, PA 19107.

The Prudential Insurance Company of America (“Prudential”) entered into an investment accounting agreement with State Street Bank and Trust Company (“State Street”), in which State Street performs certain investment accounting and recordkeeping services to calculate the values and unit values of the subaccounts within the Account.  State Street’s principal business address in Massachusetts is State Street Financial Center, One Lincoln Street, Boston, MA 02111.

State Regulation

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. We reserve the right to change the Group Contract and Certificate to comply with applicable state insurance laws and interpretations thereof.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, we are required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all our variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

ERISA Considerations

If the Group Contract is treated as or acquired by an “employee benefit plan,” as defined under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), certain legal requirements may apply.

Definition of an Employee Benefit Plan

An “employee benefit plan” includes two broad categories of arrangements that are established by certain entities (employers or unions) to cover employees—“pension” plans or “welfare” plans.

A “pension plan” includes any program that provides retirement income to employees, or results in a deferral of income by employees for periods extending to the termination of covered employment or beyond. For these purposes, the term “pension plan” includes, but is not limited to, retirement plans that meet tax qualification requirements (for example, a “401(k) plan”), as well as other arrangements which, by their operation, are intended to provide retirement income or deferrals beyond termination of employment.

A “welfare plan” includes a program established or maintained for the purposes of providing to employees, among other things, medical, accident, disability, death, vacation, and unemployment benefits.

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Group Contracts as Employee Benefit Plans

Regulations issued by the United States Department of Labor (“Labor”) clarify when specific plans, programs or other arrangements will not be either pension or welfare plans (and thus not considered “employee benefit plans” for purposes of ERISA). Among other exceptions, “group” or “group-type insurance programs” offered by an insurer to employees of an employer will not be a “plan” where:

•	no contributions are made by the employer for the coverage;

•	participation in the program is completely voluntary for employees;

•
the “sole” function of the employer with respect to the program is, without endorsing the arrangement, to permit the insurer to publicize the program, to collect premiums through payroll deductions and to remit them to the insurer; and

•
the employer does not receive any consideration in connection with the program, other than reasonable compensation (excluding any profit) for administrative services actually provided in connection with payroll deductions.

Whether or not a particular group insurance arrangement satisfies these conditions is a question of fact depending on the particular circumstances. You should consult counsel and other advisors to determine whether, under the facts of the particular case, a particular Group Contract might be treated as an “employee benefit plan” (either a pension or a welfare plan) subject to the requirements of ERISA.

Investment of Plan Assets in a Group Contract

The decision to invest employee benefit plan assets in a Group Contract is subject to rules under ERISA and/or tax law. Any plan fiduciary, which proposes to cause a plan to acquire a Group Contract, should consult with its counsel with respect to the potential legal consequences of the plan's acquisition and ownership of such Contract.

Fiduciary/Prohibited Transaction Requirements under ERISA

If applicable, ERISA and tax law impose certain restrictions on employee benefit plans and on persons who are (1) “parties in interest” (as defined under ERISA) or “disqualified persons” (as defined under the Internal Revenue Code ) and (2) “fiduciaries” with respect to such plans. These restrictions may, in particular, prohibit certain transactions in connection with a Group Contract, absent a statutory or administrative exemption. You should consult counsel and other advisors to determine the application of ERISA under these circumstances.

For example, administrative exemptions issued by Labor under ERISA permit transactions (including the sale of insurance contracts like the Group Contract) between insurance agents and employee benefit plans. To be able to rely upon such exemptions, certain information must be disclosed to the plan fiduciary approving such purchase on behalf of the plan. The information that must be disclosed includes:

•	the relationship between the agent and the insurer; and any limitations that the agent may have in recommending the contracts or products of another company

•	a description of any charges, fees, discounts, penalties or adjustments that may be imposed in connection with the purchase, holding, exchange, termination or sale of the Group Contract; and

•	the commissions received by the agent.

Information about any applicable charges, fees, discounts, penalties or adjustments may be found in the Charges and Expenses section of the Group Variable Universal Life Prospectus.

Execution of a Group Contract by a Group Contract Holder and an enrollment form by a Participant will be deemed an acknowledgment of receipt of this information and approval of transactions under the Group Contract.

Performance Data

Average Annual Total Returns for all active funds under the Group Contracts are computed monthly and distributed quarterly to Group Contract Holders to be made available to Participants. The performance information represents past

 5

performance, and is no guarantee of future results.   The amounts shown reflect the daily charges for mortality and expense risk.  These charges are currently equal to an effective annual charge of 0.45%.  The charge is guaranteed to not exceed an effective annual rate of 0.90%.  The rates of return reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees and expenses. The rates of return do not reflect product-related charges or administrative charges, such as charges for tax attributable to premiums or administrative expenses, processing fees, cost of insurance and additional benefits and transaction charges. If such charges were reflected, the performance quoted would be significantly lower. The Returns must be preceded or accompanied by a Group Contract prospectus.

A personalized illustration of Death Benefits and Cash Surrender Values will reflect the Cost of Insurance and other charges not reflected in the quarterly performance returns, and can be obtained by contacting the Prudential Group Variable Universal Life Customer Service Center.

Ratings and Advertisements

Independent financial rating services, including Moody’s, Standard & Poor’s, Duff & Phelps and A.M. Best Company, rate Prudential.  These ratings reflect our financial strength and claims-paying ability.  They are not intended to rate the investment experience or financial strength of the Account.  We may advertise these ratings from time to time.  Furthermore, we may include in advertisements comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Premiums

Processing Premium Payments - Participants designate what portion of the Premium payments made on their behalf should be invested in the Subaccounts (as defined in the GVUL Prospectus).  Prudential will invest subsequent Premium payments made for a Participant as of the end of the Business Day such amounts, together with Premium payment information in good order, are received.

Information in Good Order - Premium payment dollars received from the Group Contract Holder via payroll deduction, must be accompanied by (or preceded by) information in a format specified by Prudential, that enables Prudential to confirm the allocation of the entire payment to the individual Participant's accounts.  When Prudential so confirms, the contribution is in “good order.”  Until good order is achieved, dollars received will be held (on your behalf) in an account that does not bear interest.  Proper information must be received within 30 Business Days of the initial deposit date.  If this information is not received within 30 days, the Premium payment will be returned.  Premium payments received in good order will be applied same day.  The cut-off time for same day processing is generally 4:00 p.m. Eastern time, such earlier time that the New York Stock Exchange may close or such earlier time applicable to a particular Subaccount.

Initial Payment - Prudential will hold any premium payment that it receives prior to the Certificate Date in non-interest bearing account (on your behalf).  Prudential will not pay interest on those amounts.  If Prudential receives a premium payment before approving your enrollment under the Group Contract, Prudential will notify the Group Contract Holder and request proper enrollment information.  If the proper enrollment information is not received within 30 days, the payment will be returned.

Free Look - Prudential will invest any Net Premiums received during the first 20 days in the Fixed Account.  Prudential will leave the Net Premiums in the Fixed Account for those first 20 days.  After that, we will allocate the Net Premiums plus any interest earned to the investment options you selected.  (Under some Group Contracts, Prudential would invest the Net Premiums in the Series Fund Money Market Portfolio instead of the Fixed Account).

Subsequent Payments - Subsequent premium payments received after the Free Look period will be credited the same Business Day that information is received in “good order.”

Enrollment/No Allocation - If Prudential has not received complete instructions on how you want Net Premium invested, the Net Premium will be invested in the Fixed Account until allocation information is received.  (Again, under some Group Contracts, Prudential would use the Series Fund Money Market Portfolio, rather than the Fixed Account.)

 6

Rules That Apply -

1.
Initial Premium payments received before the Certificate Date and before the proper enrollment information is received will be held for 30 days or until the proper enrollment information is received.  If the enrollment information is not received within the 30 day period, the money will be returned.

2.
Initial Premium payments received prior to the Certificate Date, but after the Certificate has been approved will be held in a non-interest bearing account until the Certificate Date, at which point it will be applied as stated above in the Participant’s account.

3.
Subsequent Premium payments received without the appropriate information will be held in a non-interest bearing account for 7 days, at which point in time the money will be applied to the Participant’s account or returned.  This applies to funds and information received from the Group Contract Holder that we do not have sufficient Participant data necessary to apply the money to a Participant’s account.

Experts

The consolidated financial statements of The Prudential Insurance Company of America and its subsidiaries as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 and the financial statements of The Prudential Variable Contract Account GI-2 as of December 31, 2010 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.  PricewaterhouseCoopers LLP’s principal business address is 300 Madison Avenue, New York, New York 10017.

Financial Statements

The following financial statements describe the financial condition of The Prudential Company of America as well as the Prudential Variable Contract Account GI-2 (the “Account”).  The Account includes Subaccounts that support the Group Variable Universal Life insurance contracts. The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Group Contracts.

7

Group Variable Universal Life (Contract Series: 89759) is underwritten by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102, and is offered through Prudential Investment Management Services LLC, a registered broker-dealer.  Prudential Investment Management Services LLC is a wholly-owned subsidiary of Prudential Financial, Inc.

  8

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2010

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Flexible Managed Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio	Neuberger Berman AMT Short Duration Bond Portfolio
ASSETS
Investment in the portfolio, at value	$3,863,441	$3,944,057	$13,230,323	$5,122,047	$1,456,240

Net Assets	$3,863,441	$3,944,057	$13,230,323	$5,122,047	$1,456,240

NET ASSETS, representing:
Units of Participants or Contract Holders	$3,863,441	$3,930,260	$13,230,323	$5,111,546	$1,456,240
Equity of the Prudential Insurance Company of America	$0	$13,797	$0	$10,501	$0

	$3,863,441	$3,944,057	$13,230,323	$5,122,047	$1,456,240

Units outstanding	285,246	278,399	1,031,930	366,647	103,584

Portfolio shares held	386,344	252,339	421,751	206,952	130,021
Portfolio net asset value per share	$10.00	$15.63	$31.37	$24.75	$11.20
Investment in portfolio shares, at cost	$3,863,427	$3,284,064	$10,428,016	$3,607,789	$1,514,221

STATEMENT OF OPERATIONS For the period ended December 31, 2010
	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Flexible Managed Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio	Neuberger Berman AMT Short Duration Bond Portfolio
INVESTMENT INCOME
Dividend income	$1,389	$84,400	$230,079	$39,456	$78,151

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	18,395	16,769	57,907	22,086	6,428

NET INVESTMENT INCOME (LOSS)	(17,006)	67,631	172,172	17,370	71,723

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	0	(16,754)	(143,979)	25,275	(43,168)
Net change in unrealized gain (loss) on investments	0	357,181	1,660,469	462,783	37,507

NET GAIN (LOSS) ON INVESTMENTS	$0	$340,427	$1,516,490	$488,058	$(5,661)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(17,006)	$408,058	$1,688,662	$505,428	$66,062

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)
DWS High Income VIP	MFS VIT Research Series Portfolio	Dreyfus Variable Investment Opportunistic Small Cap Portfolio	Franklin Templeton Foreign Securities Fund – Class 2	Franklin Templeton Developing Markets Securities Fund – Class 2	Prudential Diversified Bond Portfolio	Prudential High Yield Bond Portfolio	Prudential Value Portfolio

$3,297,837	$5,827,483	$8,493,707	$4,458,742	$3,931,634	$609,713	$653,594	$354,945

$3,297,837	$5,827,483	$8,493,707	$4,458,742	$3,931,634	$609,713	$653,594	$354,945

$3,297,837	$5,827,483	$8,493,707	$4,458,742	$3,931,634	$596,363	$639,934	$345,235
$0	$0	$0	$0	$0	$13,350	$13,660	$9,710

$3,297,837	$5,827,483	$8,493,707	$4,458,742	$3,931,634	$609,713	$653,594	$354,945

192,502	439,151	568,725	282,618	110,018	46,498	43,821	52,384

477,947	306,065	277,754	312,018	347,932	52,246	129,169	20,831
$6.90	$19.04	$30.58	$14.29	$11.30	$11.67	$5.06	$17.04
$2,991,922	$3,723,446	$6,502,098	$3,331,611	$2,123,187	$542,625	$604,190	$286,855

SUBACCOUNTS (Continued)
DWS High Income VIP	MFS VIT Research Series Portfolio	Dreyfus Variable Investment Opportunistic Small Cap Portfolio	Franklin Templeton Foreign Securities Fund – Class 2	Franklin Templeton Developing Markets Securities Fund – Class 2	Prudential Diversified Bond Portfolio	Prudential High Yield Bond Portfolio	Prudential Value Portfolio

$223,210	$51,849	$58,047	$79,484	$55,303	$26,959	$50,880	$2,861

13,177	24,590	33,699	18,708	15,445	2,820	2,649	1,330

210,033	27,259	24,348	60,776	39,858	24,139	48,231	1,531

0	0	0	0	0	7,754	0	0

(96,602)	16,434	(669,298)	(26,715)	12,289	10,635	393	(1,790)

261,530	729,540	2,669,304	269,324	519,455	21,358	28,825	40,256

$164,928	$745,974	$2,000,006	$242,609	$531,744	$39,747	$29,218	$38,466

$374,961	$773,233	$2,024,354	$303,385	$571,602	$63,886	$77,449	$39,997

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2010

	SUBACCOUNTS
	Prudential Jennison Portfolio	Prudential Global Portfolio	American Century VP Balanced Fund	American Century VP International Fund	American Century VP Value Fund
ASSETS
Investment in the portfolio, at value	$2,030,190	$208,560	$87,210	$77,563	$325,234

Net Assets	$2,030,190	$208,560	$87,210	$77,563	$325,234

NET ASSETS, representing:
Units of Participants or Contract Holders	$2,030,190	$199,251	$87,210	$77,563	$325,234
Equity of the Prudential Insurance Company of America	$0	$9,309	$0	$0	$0

	$2,030,190	$208,560	$87,210	$77,563	$325,234

Units outstanding	184,255	83,622	6,139	5,676	16,751

Portfolio shares held	87,282	11,279	13,843	9,061	55,501
Portfolio net asset value per share	$23.26	$18.49	$6.30	$8.56	$5.86
Investment in portfolio shares, at cost	$1,247,562	$141,232	$80,644	$55,850	$307,620

STATEMENT OF OPERATIONS For the period ended December 31, 2010
	SUBACCOUNTS
	Prudential Jennison Portfolio	Prudential Global Portfolio	American Century VP Balanced Fund	American Century VP International Fund	American Century VP Value Fund
INVESTMENT INCOME
Dividend income	$8,002	$3,124	$1,530	$1,515	$6,848

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	8,302	879	361	304	1,411

NET INVESTMENT INCOME (LOSS)	(300)	2,245	1,169	1,211	5,437

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	4,535	42,655	(159)	(37)	(5,875)
Net change in unrealized gain (loss) on investments	198,105	(16,212)	7,702	7,629	37,670

NET GAIN (LOSS) ON INVESTMENTS	$202,640	$26,443	$7,543	$7,592	$31,795

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$202,340	$28,688	$8,712	$8,803	$37,232

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)
T.Rowe Price Mid-Cap Growth Portfolio	T.Rowe Price New America Growth Portfolio	Prudential Small Capitalization Stock Portfolio	MFS VIT Research Bond Series Portfolio	T.Rowe Price Equity Income Portfolio	Neuberger Berman AMT Partners Portfolio	Janus Aspen Worldwide Portfolio – Institutional Shares	MFS VIT Strategic Income Series Portfolio

$3,749,869	$292,292	$614,154	$207,952	$5,379,271	$186,003	$530,020	$79,151

$3,749,869	$292,292	$614,154	$207,952	$5,379,271	$186,003	$530,020	$79,151

$3,749,869	$292,292	$614,154	$207,952	$5,379,271	$177,198	$530,020	$79,151

$0	$0	$0	$0	$0	$8,805	$0	$0

$3,749,869	$292,292	$614,154	$207,952	$5,379,271	$186,003	$530,020	$79,151

140,350	22,887	23,578	11,180	341,549	184,766	48,167	4,277

152,496	13,072	35,562	16,426	270,044	16,504	17,591	7,806
$24.59	$22.36	$17.27	$12.66	$19.92	$11.27	$30.13	$10.14
$2,737,035	$201,370	$480,834	$174,842	$4,416,480	$155,435	$369,679	$72,822

SUBACCOUNTS (Continued)
T.Rowe Price Mid-Cap Growth Portfolio	T.Rowe Price New America Growth Portfolio	Prudential Small Capitalization Stock Portfolio	MFS VIT Research Bond Series Portfolio	T.Rowe Price Equity Income Portfolio	Neuberger Berman AMT Partners Portfolio	Janus Aspen Worldwide Portfolio – Institutional Shares	MFS VIT Strategic Income Series Portfolio

$0	$505	$2,217	$7,205	$92,400	$1,059	$3,497	$3,715

12,840	1,027	1,755	1,088	21,424	352	2,544	346

(12,840)	(522)	462	6,117	70,976	707	953	3,369

187,691	5,811	0	744	0	0	0	0

(8,448)	(1,264)	17,762	10,758	(114,365)	(7,953)	24,725	21
598,611	40,138	118,043	(83)	727,645	31,504	56,403	3,649

$777,854	$44,685	$135,805	$11,419	$613,280	$23,551	$81,128	$3,670

$765,014	$44,163	$136,267	$17,536	$684,256	$24,258	$82,081	$7,039

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2010

	SUBACCOUNTS
	Janus Aspen Janus Portfolio – Institutional Shares	Janus Aspen Overseas Portfolio – Institutional Shares	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Janus Aspen Enterprise Portfolio – Institutional Shares	AllianceBernstein Real Estate Investment Portfolio
ASSETS
Investment in the portfolio, at value	$106,410	$230,038	$82,112	$2,885,319	$72,331

Net Assets	$106,410	$230,038	$82,112	$2,885,319	$72,331

NET ASSETS, representing:
Units of Participants or Contract Holders	$106,410	$230,038	$82,112	$2,885,319	$63,799
Equity of the Prudential Insurance Company of America	$0	$0	$0	$0	$8,532

	$106,410	$230,038	$82,112	$2,885,319	$72,331

Units outstanding	9,818	7,850	4,505	205,978	12,509

Portfolio shares held	4,386	4,029	7,438	74,518	6,018
Portfolio net asset value per share	$24.26	$57.10	$11.04	$38.72	$12.02
Investment in portfolio shares, at cost	$66,925	$85,554	$66,817	$1,575,875	$66,662

STATEMENT OF OPERATIONS For the period ended December 31, 2010
	SUBACCOUNTS
	Janus Aspen Janus Portfolio – Institutional Shares	Janus Aspen Overseas Portfolio – Institutional Shares	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Janus Aspen Enterprise Portfolio – Institutional Shares	AllianceBernstein Real Estate Investment Portfolio
INVESTMENT INCOME
Dividend income	$1,028	$1,400	$219	$1,812	$636

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	437	912	318	11,724	188

NET INVESTMENT INCOME (LOSS)	591	488	(99)	(9,912)	448

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	6,220	0	0
Realized gain (loss) on shares redeemed	3,107	6,065	(1,133)	33,610	(1,412)
Net change in unrealized gain (loss) on investments	9,282	38,673	10,702	562,417	12,152

NET GAIN (LOSS) ON INVESTMENTS	$12,389	$44,738	$15,789	$596,027	$10,740

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,980	$45,226	$15,690	$586,115	$11,188

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)
DWS Government & Agency Securities VIP	Prudential Conservative Balanced Portfolio	Prudential Jennison 20/20 Focus Portfolio	Dreyfus Variable Investment Fund International Equity Portfolio	DWS Dreman Small Mid Cap Value VIP	Lazard Retirement Emerging Markets Equity Portfolio	T. Rowe Price Personal Strategy Balanced Portfolio	Franklin Templeton Growth Securities Fund

$20,314	$1,055,620	$46,213	$171,837	$26,865	$1,322,182	$80,942	$15,186

$20,314	$1,055,620	$46,213	$171,837	$26,865	$1,322,182	$80,942	$15,186

$7,699	$1,042,060	$46,213	$171,837	$26,865	$1,303,089	$80,942	$0

$12,615	$13,560	$0	$0	$0	$19,093	$0	$15,186

$20,314	$1,055,620	$46,213	$171,837	$26,865	$1,322,182	$80,942	$15,186

10,545	91,466	3,589	13,501	1,842	101,424	6,552	1,000

1,565	66,141	2,972	10,452	2,200	56,673	4,438	1,379
$12.98	$15.96	$15.55	$16.44	$12.21	$23.33	$18.24	$11.01
$19,138	$897,842	$41,405	$154,981	$23,045	$1,206,644	$75,655	$10,462

SUBACCOUNTS (Continued)
DWS Government & Agency Securities VIP	Prudential Conservative Balanced Portfolio	Prudential Jennison 20/20 Focus Portfolio	Dreyfus Variable Investment Fund International Equity Portfolio	DWS Dreman Small Mid Cap Value VIP	Lazard Retirement Emerging Markets Equity Portfolio	T. Rowe Price Personal Strategy Balanced Portfolio	Franklin Templeton Growth Securities Fund

$986	$19,763	$0	$1,413	$104	$12,465	$967	$190

39	3,890	120	425	52	1,687	152	63

947	15,873	(120)	988	52	10,778	815	127

0	0	0	0	0	0	0	0
167	4,385	(556)	(1,152)	(401)	(826)	(831)	5
226	77,479	4,662	14,118	3,525	110,222	4,902	850

$393	$81,864	$4,106	$12,966	$3,124	$109,396	$4,071	$855

$1,340	$97,737	$3,986	$13,954	$3,176	$120,174	$4,886	$982

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2010

	SUBACCOUNTS
	Neuberger Berman Advisers Management Trust Growth Portfolio	Prudential Government Income Portfolio	T. Rowe Price International Stock Portfolio	DWS Bond VIP	Invesco V.I. Core Equity Fund
ASSETS
Investment in the portfolio, at value	$17,530	$11,454	$19,010	$10,007	$12,523

Net Assets	$17,530	$11,454	$19,010	$10,007	$12,523

NET ASSETS, representing:
Units of Participants or Contract Holders	$0	$0	$0	$0	$2,185
Equity of the Prudential Insurance Company of America	$17,530	$11,454	$19,010	$10,007	$10,338

	$17,530	$11,454	$19,010	$10,007	$12,523

Units outstanding	1,000	1,002	1,000	10,000	12,113

Portfolio shares held	942	952	1,370	1,768	463
Portfolio net asset value per share	$18.61	$12.03	$13.88	$5.66	$27.03
Investment in portfolio shares, at cost	$9,919	$10,885	$10,473	$12,150	$12,045

STATEMENT OF OPERATIONS For the period ended December 31, 2010
	SUBACCOUNTS
	Neuberger Berman Advisers Management Trust Growth Portfolio	Prudential Government Income Portfolio	T. Rowe Price International Stock Portfolio	DWS Bond VIP	Invesco V.I. Core Equity Fund
INVESTMENT INCOME
Dividend income	$0	$324	$162	$418	$116

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	66	50	76	0	6

NET INVESTMENT INCOME (LOSS)	(66)	274	86	418	110

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	269	54	0	0
Realized gain (loss) on shares redeemed	23	0	2	0	(339)
Net change in unrealized gain (loss) on investments	4,167	157	2,185	219	1,331

NET GAIN (LOSS) ON INVESTMENTS	$4,190	$426	$2,241	$219	$992

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,124	$700	$2,327	$637	$1,102

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)
Van Eck VIP Emerging Markets Fund	Fidelity VIP Equity-Income Portfolio – Service Class	DWS Strategic Income VIP	PIMCO VIT Long-Term U.S. Government Portfolio	PIMCO Real Return Portfolio	DWS Global Thematic VIP	DWS Capital Growth VIP	PIMCO All Asset Portfolio

$12,082	$38,968	$12,907	$46,133	$12,919	$8,737	$178,147	$12,227

$12,082	$38,968	$12,907	$46,133	$12,919	$8,737	$178,147	$12,227

$0	$30,654	$0	$32,473	$0	$0	$167,214	$0
$12,082	$8,314	$12,907	$13,660	$12,919	$8,737	$10,933	$12,227

$12,082	$38,968	$12,907	$46,133	$12,919	$8,737	$178,147	$12,227

10,000	47,391	10,000	33,699	10,000	10,000	162,344	10,000

854	2,055	1,079	4,198	983	941	9,094	1,114
$14.14	$18.96	$11.96	$10.99	$13.14	$9.28	$19.59	$10.98
$14,936	$36,160	$12,666	$46,205	$11,845	$14,365	$135,738	$12,876

SUBACCOUNTS (Continued)
Van Eck VIP Emerging Markets Fund	Fidelity VIP Equity-Income Portfolio – Service Class	DWS Strategic Income VIP	PIMCO VIT Long-Term U.S. Government Portfolio	PIMCO Real Return Portfolio	DWS Global Thematic VIP	DWS Capital Growth VIP	PIMCO All Asset Portfolio

$58	$618	$788	$1,408	$723	$74	$1,489	$854

0	49	0	59	101	0	336	0

58	569	788	1,349	622	74	1,153	854

0	0	0	963	112	0	0	0

0	(485)	0	(72)	(1,050)	0	(2,397)	0

2,499	4,561	390	1,129	5,117	976	25,328	562

$2,499	$4,076	$390	$2,020	$4,179	$976	$22,931	$562

$2,557	$4,645	$1,178	$3,369	$4,801	$1,050	$24,084	$1,416

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2010

	SUBACCOUNTS
	Franklin Templeton Mutual Global Discovery Securities Fund – Class 2	PIMCO Global Bond Portfolio	PIMCO VIT Total Return Portfolio	Fidelity VIP Investment Grade Bond Portfolio – Service Class	Fidelity VIP Overseas Portfolio – Service Class
ASSETS
Investment in the portfolio, at value	$66,880	$14,121	$50,876	$12,301	$8,574

Net Assets	$66,880	$14,121	$50,876	$12,301	$8,574

NET ASSETS, representing:
Units of Participants or Contract Holders	$56,308	$0	$36,978	$0	$0
Equity of the Prudential Insurance Company of America	$10,572	$14,121	$13,898	$12,301	$8,574

	$66,880	$14,121	$50,876	$12,301	$8,574

Units outstanding	63,280	10,000	36,608	10,000	10,000

Portfolio shares held	3,215	1,047	4,592	966	513
Portfolio net asset value per share	$20.80	$13.49	$11.08	$12.73	$16.70
Investment in portfolio shares, at cost	$58,929	$12,788	$48,558	$11,947	$11,728

STATEMENT OF OPERATIONS For the period ended December 31, 2010
	SUBACCOUNTS
	Franklin Templeton Mutual Global Discovery Securities Fund – Class 2	PIMCO Global Bond Portfolio	PIMCO VIT Total Return Portfolio	Fidelity VIP Investment Grade Bond Portfolio – Service Class	Fidelity VIP Overseas Portfolio – Service Class
INVESTMENT INCOME
Dividend income	$720	$365	$2,535	$427	$104

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	84	0	234	0	0

NET INVESTMENT INCOME (LOSS)	636	365	2,301	427	104

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	331	1,501	134	15
Realized gain (loss) on shares redeemed	(435)	0	796	0	0
Net change in unrealized gain (loss) on investments	5,827	776	6,001	316	867

NET GAIN (LOSS) ON INVESTMENTS	$5,392	$1,107	$8,298	$450	$882

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,028	$1,472	$10,599	$877	$986

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)
AllianceBernstein VPS International Growth Portfolio	AllianceBernstein VPS International Value Portfolio	Fidelity VIP Freedom 2015 Portfolio	Prudential SP Strategic Partners Focused Growth Portfolio	Invesco V.I. International Growth Fund	Franklin Templeton Large Cap Value Securities Fund	Franklin Templeton Global Bond Securities Fund – Class 2	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

$62,730	$81,685	$200,097	$0	$43,412	$50,508	$188,370	$69,408

$62,730	$81,685	$200,097	$0	$43,412	$50,508	$188,370	$69,408

$53,720	$74,180	$188,504	$0	$33,285	$41,189	$173,681	$60,103

$9,010	$7,505	$11,593	$0	$10,127	$9,319	$14,689	$9,305

$62,730	$81,685	$200,097	$0	$43,412	$50,508	$188,370	$69,408

17,146	123,870	186,753	0	43,025	54,199	119,761	74,593

3,406	5,482	18,718	0	1,513	4,810	9,665	4,444
$18.42	$14.90	$10.69	$0.00	$28.69	$10.50	$19.49	$15.62
$57,334	$70,642	$172,618	$0	$38,228	$44,098	$167,309	$52,594

SUBACCOUNTS (Continued)
AllianceBernstein VPS International Growth Portfolio	AllianceBernstein VPS International Value Portfolio	Fidelity VIP Freedom 2015 Portfolio	Prudential SP Strategic Partners Focused Growth Portfolio	Invesco V.I. International Growth Fund	Franklin Templeton Large Cap Value Securities Fund	Franklin Templeton Global Bond Securities Fund – Class 2	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

$616	$2,211	$3,965	$0	$845	$814	$2,050	$1,203

103	125	372	0	53	76	321	168

513	2,086	3,593	0	792	738	1,729	1,035

0	0	2,210	0	0	0	371	0

(4,592)	(5,838)	(1,386)	(1,038)	(148)	(154)	(52)	713

9,116	7,182	16,305	889	4,291	4,660	17,210	9,733

$4,524	$1,344	$17,129	$(149)	$4,143	$4,506	$17,529	$10,446

$5,037	$3,430	$20,722	$(149)	$4,935	$5,244	$19,258	$11,481

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2010

	SUBACCOUNTS
	Neuberger Berman AMT Mid-Cap Growth Portfolio	Fidelity VIP Mid Cap Portfolio – Service Class	Franklin Templeton Strategic Income Securities Fund - Class 2	Fidelity VIP Value Strategies Portfolio – Service Class	Fidelity VIP Money Market Portfolio
ASSETS
Investment in the portfolio, at value	$112,878	$112,347	$40,552	$93,631	$291,194

Net Assets	$112,878	$112,347	$40,552	$93,631	$291,194

NET ASSETS, representing:
Units of Participants or Contract Holders	$102,030	$100,027	$27,840	$84,455	$280,493
Equity of the Prudential Insurance Company of America	$10,848	$12,320	$12,712	$9,176	$10,701

	$112,878	$112,347	$40,552	$93,631	$291,194

Units outstanding	104,233	95,868	31,566	102,123	271,587

Portfolio shares held	4,117	3,455	3,188	9,643	291,194
Portfolio net asset value per share	$27.42	$32.52	$12.72	$9.71	$1.00
Investment in portfolio shares, at cost	$83,033	$83,015	$35,757	$72,284	$291,192

STATEMENT OF OPERATIONS For the period ended December 31, 2010
	SUBACCOUNTS
	Neuberger Berman AMT Mid-Cap Growth Portfolio	Fidelity VIP Mid Cap Portfolio – Service Class	Franklin Templeton Strategic Income Securities Fund - Class 2	Fidelity VIP Value Strategies Portfolio – Service Class	Fidelity VIP Money Market Portfolio
INVESTMENT INCOME
Dividend income	$0	$242	$1,463	$373	$218

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	176	162	64	141	633

NET INVESTMENT INCOME (LOSS)	(176)	80	1,399	232	(415)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	244	0	0	179
Realized gain (loss) on shares redeemed	(171)	(2,006)	1,135	(1,211)	0
Net change in unrealized gain (loss) on investments	22,652	22,446	1,881	16,977	0

NET GAIN (LOSS) ON INVESTMENTS	$22,481	$20,684	$3,016	$15,766	$179

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$22,305	$20,764	$4,415	$15,998	$(236)

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)
DWS Blue Chip VIP	Neuberger Berman AMT Socially Responsive Portfolio	Prudential SP Growth Asset Allocation Portfolio	Fidelity VIP Freedom 2025 Portfolio	Fidelity VIP Contrafund Portfolio – Service Class	Prudential Natural Resources Portfolio	Van Eck VIP Global Hard Assets Fund	Fidelity VIP Freedom 2020 Portfolio – Service Class

$9,452	$10,246	$31,293	$11,196	$41,391	$37,452	$14,320	$23,221

$9,452	$10,246	$31,293	$11,196	$41,391	$37,452	$14,320	$23,221

$0	$0	$21,311	$958	$30,951	$0	$0	$12,879

$9,452	$10,246	$9,982	$10,238	$10,440	$37,452	$14,320	$10,342

$9,452	$10,246	$31,293	$11,196	$41,391	$37,452	$14,320	$23,221

10,000	10,000	31,396	10,853	40,558	11,007	10,000	22,454

887	690	3,493	1,067	1,738	792	380	2,195
$10.65	$14.86	$8.96	$10.49	$23.81	$47.33	$37.67	$10.58
$13,245	$11,083	$30,013	$7,790	$31,036	$27,091	$12,015	$22,512

SUBACCOUNTS (Continued)
DWS Blue Chip VIP	Neuberger Berman AMT Socially Responsive Portfolio	Prudential SP Growth Asset Allocation Portfolio	Fidelity VIP Freedom 2025 Portfolio	Fidelity VIP Contrafund Portfolio – Service Class	Prudential Natural Resources Portfolio	Van Eck VIP Global Hard Assets Fund	Fidelity VIP Freedom 2020 Portfolio – Service Class

$125	$3	$450	$215	$381	$127	$40	$458

0	0	33	26	52	79	0	22

125	3	417	189	329	48	40	436

0	0	0	126	16	0	0	161
0	0	(209)	8,084	(878)	4	0	(267)
1,020	1,903	3,299	(3,881)	5,546	8,032	3,199	2,392

$1,020	$1,903	$3,090	$4,329	$4,684	$8,036	$3,199	$2,286

$1,145	$1,906	$3,507	$4,518	$5,013	$8,084	$3,239	$2,722

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2010

	SUBACCOUNTS
	Fidelity VIP Index 500 Portfolio – Service Class	PIMCO VIT Low Duration Portfolio	PIMCO VIT Short-Term Portfolio	DWS Dreman Strategic Income VIP	DWS Small Cap Index VIP
ASSETS
Investment in the portfolio, at value	$235,723	$112,709	$335,505	$32,241	$22,053

Net Assets	$235,723	$112,709	$335,505	$32,241	$22,053

NET ASSETS, representing:
Units of Participants or Contract Holders	$221,335	$100,339	$324,182	$24,560	$11,995
Equity of the Prudential Insurance Company of America	$14,388	$12,370	$11,323	$7,681	$10,058

	$235,723	$112,709	$335,505	$32,241	$22,053

Units outstanding	256,940	89,419	296,313	43,046	21,925

Portfolio shares held	1,785	10,796	32,957	3,966	1,777
Portfolio net asset value per share	$132.07	$10.44	$10.18	$8.13	$12.41
Investment in portfolio shares, at cost	$191,455	$109,655	$332,939	$26,081	$16,973

STATEMENT OF OPERATIONS For the period ended December 31, 2010
	SUBACCOUNTS
	Fidelity VIP Index 500 Portfolio – Service Class	PIMCO VIT Low Duration Portfolio	PIMCO VIT Short-Term Portfolio	DWS Dreman Strategic Income VIP	DWS Small Cap Index VIP
INVESTMENT INCOME
Dividend income	$3,891	$1,426	$2,026	$460	$344

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	497	178	504	37	39

NET INVESTMENT INCOME (LOSS)	3,394	1,248	1,522	423	305

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	2,280	329	511	0	0
Realized gain (loss) on shares redeemed	(11,638)	(139)	(11)	(153)	(2,351)
Net change in unrealized gain (loss) on investments	24,301	2,696	1,856	2,430	4,170

NET GAIN (LOSS) ON INVESTMENTS	$14,943	$2,886	$2,356	$2,277	$1,819

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,337	$4,134	$3,878	$2,700	$2,124

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)
Franklin Templeton Global Asset Allocation Fund – Class 2	Royce Micro-Cap Portfolio	Royce Small-Cap Portfolio	AllianceBernstein VPS Small Cap Growth Portfolio	Invesco V.I. Small Cap Equity Fund	Franklin Templeton Small Cap Value Securities Fund – Class 2	Van Eck VIP Multi-Manager Alternatives Fund	Fidelity VIP Freedom 2030 Portfolio

$0	$65,489	$14,432	$133,766	$33,262	$255,567	$10,235	$22,179

$0	$65,489	$14,432	$133,766	$33,262	$255,567	$10,235	$22,179

$0	$53,965	$3,601	$122,518	$22,380	$243,198	$0	$12,272

$0	$11,524	$10,831	$11,248	$10,882	$12,369	$10,235	$9,907

$0	$65,489	$14,432	$133,766	$33,262	$255,567	$10,235	$22,179

0	58,145	13,324	118,966	30,566	247,178	10,000	22,483

0	5,377	1,381	8,176	2,012	15,727	1,010	2,174
$0.00	$12.18	$10.45	$16.36	$16.53	$16.25	$10.13	$10.20
$0	$46,322	$14,287	$96,306	$26,681	$181,368	$10,825	$16,505

SUBACCOUNTS (Continued)
Franklin Templeton Global Asset Allocation Fund – Class 2	Royce Micro-Cap Portfolio	Royce Small-Cap Portfolio	AllianceBernstein VPS Small Cap Growth Portfolio	Invesco V.I. Small Cap Equity Fund	Franklin Templeton Small Cap Value Securities Fund – Class 2	Van Eck VIP Multi-Manager Alternatives Fund	Fidelity VIP Freedom 2030 Portfolio

$1,469	$977	$16	$0	$0	$1,370	$0	$395

13	78	5	165	40	442	0	22

1,456	899	11	(165)	(40)	928	0	373

2,337	0	0	0	0	0	0	148
(8,553)	(916)	(79)	(1,936)	(45)	(1,711)	0	(390)
5,860	12,511	2,318	32,117	6,743	52,020	485	2,771

$(356)	$11,595	$2,239	$30,181	$6,698	$50,309	$485	$2,529

$1,100	$12,494	$2,250	$30,016	$6,658	$51,237	$485	$2,902

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2010

	SUBACCOUNTS
	DWS Technology VIP	Invesco V.I. Utilities Fund	Fidelity VIP Value Leaders Portfolio	Lazard Retirement International Equity Portfolio	Invesco V.I. Government Securities Fund
ASSETS
Investment in the portfolio, at value	$11,566	$9,151	$7,602	$15,055	$10,612

Net Assets	$11,566	$9,151	$7,602	$15,055	$10,612

NET ASSETS, representing:
Units of Participants or Contract Holders	$0	$0	$0	$521	$0
Equity of the Prudential Insurance Company of America	$11,566	$9,151	$7,602	$14,534	$10,612

	$11,566	$9,151	$7,602	$15,055	$10,612

Units outstanding	10,000	10,000	10,000	10,359	10,000

Portfolio shares held	1,055	615	743	1,465	884
Portfolio net asset value per share	$10.96	$14.87	$10.23	$10.28	$12.00
Investment in portfolio shares, at cost	$10,004	$12,786	$11,211	$10,959	$11,318

STATEMENT OF OPERATIONS For the period ended December 31, 2010
	SUBACCOUNTS
	DWS Technology VIP	Invesco V.I. Utilities Fund	Fidelity VIP Value Leaders Portfolio	Lazard Retirement International Equity Portfolio	Invesco V.I. Government Securities Fund
INVESTMENT INCOME
Dividend income	$4	$318	$88	$523	$509

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	0	0	0	82	0

NET INVESTMENT INCOME (LOSS)	4	318	88	441	509

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	0	0	0	(4,804)	0
Net change in unrealized gain (loss) on investments	1,815	224	604	1,465	35

NET GAIN (LOSS) ON INVESTMENTS	$1,815	$224	$604	$(3,339)	$35

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,819	$542	$692	$(2,898)	$544

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)
JPMorgan Insurance Trust Core Bond Portfolio	AST Balanced Asset Allocation Portfolio	AST Aggressive Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust International Equity Portfolio	JPMorgan Insurance Trust Small Cap Portfolio

$32,859	$16,440	$34,451	$226,074	$48,243	$31,997	$21,684

$32,859	$16,440	$34,451	$226,074	$48,243	$31,997	$21,684

$23,299	$5,755	$25,015	$215,185	$48,243	$31,997	$21,684
$9,560	$10,685	$9,436	$10,889	$0	$0	$0

$32,859	$16,440	$34,451	$226,074	$48,243	$31,997	$21,684

11,711	14,521	29,612	203,684	4,408	2,335	1,235

2,847	1,480	3,689	19,240	3,075	3,146	1,450
$11.54	$11.11	$9.34	$11.75	$15.69	$10.17	$14.95
$35,480	$16,998	$32,194	$209,825	$39,885	$32,113	$15,493

SUBACCOUNTS (Continued)
JPMorgan Insurance Trust Core Bond Portfolio	AST Balanced Asset Allocation Portfolio	AST Aggressive Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust International Equity Portfolio	JPMorgan Insurance Trust Small Cap Portfolio

$1,160	$117	$122	$2,166	$377	$68	$0

98	8	39	376	193	129	84

1,062	109	83	1,790	184	(61)	(84)

0	0	0	0	0	0	0

(101)	(21)	(62)	10	(39)	(19)	93

1,613	1,597	4,122	15,806	5,450	2,143	4,615

$1,512	$1,576	$4,060	$15,816	$5,411	$2,124	$4,708

$2,574	$1,685	$4,143	$17,606	$5,595	$2,063	$4,624

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Flexible Managed Portfolio		Prudential Stock Index Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$(17,006)	$(1,917)	$67,631	$94,989	$172,172	$255,526
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	0	(2)	(16,754)	(288,411)	(143,979)	(794,614)
Net change in unrealized gain (loss) on investments	0	2	357,181	774,062	1,660,469	3,165,057

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(17,006)	(1,917)	408,058	580,640	1,688,662	2,625,969

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	0	39,986	11,697	15,305	0	27,069
Policy loans, net of repayment and interest	(34,612)	4,647	4,607	2,635	(12,874)	(27,708)
Surrenders, withdrawals and death benefits	(206,959)	(884,558)	(191,597)	(116,179)	(1,134,647)	(466,623)
Net transfers between other subaccounts or fixed rate option	(185,122)	320,392	62,331	225,324	(243,799)	694,605

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(426,693)	(519,533)	(112,962)	127,085	(1,391,320)	227,343

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	10,000	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	(443,699)	(521,450)	295,096	717,725	297,342	2,853,312

NET ASSETS
Beginning of period	4,307,140	4,828,590	3,648,961	2,931,236	12,932,981	10,079,669

End of period	$3,863,441	$4,307,140	$3,944,057	$3,648,961	$13,230,323	$12,932,981

Beginning units	316,698	354,835	287,001	266,607	1,150,733	1,125,445

Units issued	136,321	184,442	103,932	123,762	307,461	376,719
Units redeemed	(167,773)	(222,579)	(112,534)	(103,368)	(426,264)	(351,431)

Ending units	285,246	316,698	278,399	287,001	1,031,930	1,150,733

The accompanying notes are an integral part of these financial statements.

A17

SUBACCOUNTS (Continued)
Prudential Equity Portfolio		Neuberger Berman AMT Short Duration Bond Portfolio		DWS High Income VIP		MFS VIT Research Series Portfolio
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$17,370	$48,479	$71,723	$99,607	$210,033	$230,307	$27,259	$46,076
0	0	0	0	0	0	0	0
25,275	(319,076)	(43,168)	(63,720)	(96,602)	(223,514)	16,434	(104,322)
462,783	1,642,438	37,507	118,310	261,530	727,282	729,540	1,280,936

505,428	1,371,841	66,062	154,197	374,961	734,075	773,233	1,222,690

0	34,212	685	(9,237)	37,928	(17,025)	0	(22,089)
(1,343)	188	(15,004)	(3,238)	(1,762)	(6,646)	6,207	(11,157)
(400,698)	(158,991)	(95,746)	(66,123)	(135,410)	(92,791)	(193,272)	(184,552)
(51,428)	204,640	125,392	69,368	349,851	214,004	(136,667)	311,772

(453,469)	80,049	15,327	(9,230)	250,607	97,542	(323,732)	93,974
0	0	0	0	0	0	0	0
51,959	1,451,890	81,389	144,967	625,568	831,617	449,501	1,316,664

5,070,088	3,618,198	1,374,851	1,229,884	2,672,269	1,840,652	5,377,982	4,061,318

$5,122,047	$5,070,088	$1,456,240	$1,374,851	$3,297,837	$2,672,269	$5,827,483	$5,377,982

415,318	392,746	102,505	103,402	177,035	169,743	467,623	458,569

133,365	172,776	50,685	45,090	90,399	70,742	126,504	147,968
(182,036)	(150,204)	(49,606)	(45,987)	(74,932)	(63,450)	(154,976)	(138,914)

366,647	415,318	103,584	102,505	192,502	177,035	439,151	467,623

The accompanying notes are an integral part of these financial statements.

A18

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	Dreyfus Variable Investment Opportunistic Small Cap Portfolio		Franklin Templeton Foreign Securities Fund – Class 2		Franklin Templeton Developing Markets Securities Fund – Class 2
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$24,348	$68,176	$60,776	$89,076	$39,858	$82,710
Capital gains distributions received	0	0	0	129,304	0	9,076
Realized gain (loss) on shares redeemed	(669,298)	(1,222,795)	(26,715)	(453,383)	12,289	(343,091)
Net change in unrealized gain (loss) on investments	2,669,304	2,533,190	269,324	1,360,992	519,455	1,638,351

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,024,354	1,378,571	303,385	1,125,989	571,602	1,387,046

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	0	170,376	125,196	42,649	34,229	26,683
Policy loans, net of repayment and interest	3,419	8,805	(6,256)	(7,344)	(16,918)	(6,150)
Surrenders, withdrawals and death benefits	(462,315)	(263,338)	(188,200)	(183,610)	(184,260)	(113,173)
Net transfers between other subaccounts or fixed rate option	(63,487)	518,182	(69,988)	271,667	171,261	243,434

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(522,383)	434,025	(139,248)	123,362	4,312	150,794

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,501,971	1,812,596	164,137	1,249,351	575,914	1,537,840

NET ASSETS
Beginning of period	6,991,736	5,179,140	4,294,605	3,045,254	3,355,720	1,817,880

End of period	$8,493,707	$6,991,736	$4,458,742	$4,294,605	$3,931,634	$3,355,720

Beginning units	611,281	567,662	293,787	283,967	109,933	102,229

Units issued	203,197	261,188	115,064	123,119	45,042	51,039
Units redeemed	(245,753)	(217,569)	(126,233)	(113,299)	(44,957)	(43,335)

Ending units	568,725	611,281	282,618	293,787	110,018	109,933

The accompanying notes are an integral part of these financial statements.

A19

SUBACCOUNTS (Continued)
Prudential Diversified Bond Portfolio		Prudential High Yield Bond Portfolio		Prudential Value Portfolio		Prudential Jennison Portfolio
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$24,139	$28,418	$48,231	$41,890	$1,531	$3,904	$(300)	$3,487
7,754	11,778	0	0	0	0	0	0
10,635	(13,054)	393	(4,508)	(1,790)	(54,403)	4,535	(84,828)
21,358	94,611	28,825	136,299	40,256	140,270	198,105	617,346

63,886	121,753	77,449	173,681	39,997	89,771	202,340	536,005

6,331	18,549	27,314	(4,534)	25,115	45,889	952	40,163
(169)	(869)	(5)	12	(53)	(869)	(373)	(1,194)
(185,999)	(24,453)	(33,827)	(1,732)	(52,425)	(13,457)	(87,899)	(88,248)
2	(89)	18,524	20,137	22,901	3,284	90,944	79,063

(179,835)	(6,862)	12,006	13,883	(4,462)	34,847	3,624	29,784
0	0	0	0	0	0	0	0
(115,949)	114,891	89,455	187,564	35,535	124,618	205,964	565,789

725,662	610,771	564,139	376,575	319,410	194,792	1,824,226	1,258,437

$609,713	$725,662	$653,594	$564,139	$354,945	$319,410	$2,030,190	$1,824,226

53,994	50,109	58,266	42,012	81,578	26,116	184,559	180,972

14,339	14,903	15,356	37,211	34,343	94,085	82,721	102,805
(21,835)	(11,018)	(29,801)	(20,957)	(63,537)	(38,623)	(83,025)	(99,218)

46,498	53,994	43,821	58,266	52,384	81,578	184,255	184,559

The accompanying notes are an integral part of these financial statements.

A20

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	Prudential Global Portfolio		American Century VP Balanced Fund		American Century VP International Fund
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$2,245	$6,183	$1,169	$5,237	$1,211	$842
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	42,655	(1,903)	(159)	(19,812)	(37)	(4,683)
Net change in unrealized gain (loss) on investments	(16,212)	67,392	7,702	24,546	7,629	20,989

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	28,688	71,672	8,712	9,971	8,803	17,148

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	38,471	25,297	2,534	(289)	3,182	3,408
Policy loans, net of repayment and interest	(95)	(1,527)	(6)	18	(13)	11
Surrenders, withdrawals and death benefits	(158,856)	(2,300)	(477)	(59,129)	0	(9,712)
Net transfers between other subaccounts or fixed rate option	(9)	3,717	6	0	13	1

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(120,489)	25,187	2,057	(59,400)	3,182	(6,292)

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	(91,801)	96,859	10,769	(49,429)	11,985	10,856

NET ASSETS
Beginning of period	300,361	203,502	76,441	125,870	65,578	54,722

End of period	$208,560	$300,361	$87,210	$76,441	$77,563	$65,578

Beginning units	70,661	31,975	5,980	11,322	5,413	6,014

Units issued	40,047	46,647	2,652	2,900	947	1,057
Units redeemed	(27,086)	(7,961)	(2,493)	(8,242)	(684)	(1,658)

Ending units	83,622	70,661	6,139	5,980	5,676	5,413

The accompanying notes are an integral part of these financial statements.

A21

SUBACCOUNTS (Continued)
American Century VP Value Fund		T.Rowe Price Mid-Cap Growth Portfolio		T.Rowe Price New America Growth Portfolio		Prudential Small Capitalization Stock Portfolio
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$5,437	$14,355	$(12,840)	$(6,093)	$(522)	$(684)	$462	$4,505
0	0	187,691	0	5,811	0	0	32,381

(5,875)	(30,782)	(8,448)	(362,191)	(1,264)	(13,001)	17,762	(21,509)
37,670	70,300	598,611	1,074,175	40,138	74,989	118,043	62,273

37,232	53,873	765,014	705,891	44,163	61,304	136,267	77,650

0	(1,903)	129,296	90,536	20,947	8,061	0	(5,819)

(19)	17	(20,644)	(3,988)	(109)	(1,689)	260	(21)

(29,220)	(48,515)	(131,614)	(37,916)	(1,924)	(12,783)	(170,797)	(11,478)
19	1	572,545	238,842	41,180	2,055	258,867	(698)

(29,220)	(50,400)	549,583	287,474	60,094	(4,356)	88,330	(18,016)
0	0	0	0	0	0	0	0
8,012	3,473	1,314,597	993,365	104,257	56,948	224,597	59,634

317,222	313,749	2,435,272	1,441,907	188,035	131,087	389,557	329,923

$325,234	$317,222	$3,749,869	$2,435,272	$292,292	$188,035	$614,154	$389,557

18,449	21,774	116,266	99,734	17,542	18,232	18,749	19,791

2,950	3,291	79,762	71,821	16,841	8,822	14,983	1,145
(4,648)	(6,616)	(55,678)	(55,289)	(11,496)	(9,512)	(10,154)	(2,187)

16,751	18,449	140,350	116,266	22,887	17,542	23,578	18,749

The accompanying notes are an integral part of these financial statements.

A22

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	MFS VIT Research Bond Series Portfolio		T.Rowe Price Equity Income Portfolio		Neuberger Berman AMT Partners Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$6,117	$11,127	$70,976	$58,385	$707	$2,345
Capital gains distributions received	744	0	0	0	0	11,142
Realized gain (loss) on shares redeemed	10,758	563	(114,365)	(643,314)	(7,953)	(4,860)
Net change in unrealized gain (loss) on investments	(83)	27,039	727,645	1,466,830	31,504	22,909

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,536	38,729	684,256	881,901	24,258	31,536

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	0	(8,239)	109,470	155,644	41,533	68,930
Policy loans, net of repayment and interest	(314)	(305)	(19,471)	(2,529)	0	0
Surrenders, withdrawals and death benefits	(84,185)	(24,680)	(297,884)	(111,470)	0	0
Net transfers between other subaccounts or fixed rate option	314	848	323,212	261,289	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(84,185)	(32,376)	115,327	302,934	41,533	68,930

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	(66,649)	6,353	799,583	1,184,835	65,791	100,466

NET ASSETS
Beginning of period	274,601	268,248	4,579,688	3,394,853	120,212	19,746

End of period	$207,952	$274,601	$5,379,271	$4,579,688	$186,003	$120,212

Beginning units	15,796	17,845	332,987	308,487	129,670	11,836

Units issued	5,013	4,436	169,377	179,799	77,472	119,527
Units redeemed	(9,629)	(6,485)	(160,815)	(155,299)	(22,376)	(1,693)

Ending units	11,180	15,796	341,549	332,987	184,766	129,670

The accompanying notes are an integral part of these financial statements.

A23

SUBACCOUNTS (Continued)
Janus Aspen Worldwide Portfolio – Institutional Shares		MFS VIT Strategic Income Series Portfolio		Janus Aspen Janus Portfolio – Institutional Shares		Janus Aspen Overseas Portfolio – Institutional Shares
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$953	$4,868	$3,369	$8,444	$591	$79	$488	$189
0	0	0	0	0	0	0	4,379
24,725	(8,334)	21	(5,002)	3,107	(1,508)	6,065	(13,928)
56,403	161,136	3,649	12,121	9,282	29,117	38,673	99,113

82,081	157,670	7,039	15,563	12,980	27,688	45,226	89,753

0	(17,266)	0	587	6,254	6,677	17,788	8,003
0	0	0	0	(51)	(722)	(134)	(2,224)

(114,011)	(36,484)	(1,490)	(19,908)	(15,032)	(8,294)	(22,262)	(8,676)

(28)	0	0	0	(1)	(178)	(9,004)	(10)

(114,039)	(53,750)	(1,490)	(19,321)	(8,830)	(2,517)	(13,612)	(2,907)

0	0	0	0	0	0	0	0

(31,958)	103,920	5,549	(3,758)	4,150	25,171	31,614	86,846

561,978	458,058	73,602	77,360	102,260	77,089	198,424	111,578

$530,020	$561,978	$79,151	$73,602	$106,410	$102,260	$230,038	$198,424

58,896	65,817	4,360	5,669	10,801	11,008	8,448	8,493

3,594	4,487	458	619	5,212	7,609	2,635	3,068
(14,323)	(11,408)	(541)	(1,928)	(6,195)	(7,816)	(3,233)	(3,113)

48,167	58,896	4,277	4,360	9,818	10,801	7,850	8,448

The accompanying notes are an integral part of these financial statements.

A24

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	Lazard Retirement U.S. Small- Mid Cap Equity Portfolio		Janus Aspen Enterprise Portfolio – Institutional Shares		AllianceBernstein Real Estate Investment Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$(99)	$(232)	$(9,912)	$(8,967)	$448	$632
Capital gains distributions received	6,220	0	0	0	0	525
Realized gain (loss) on shares redeemed	(1,133)	(8,174)	33,610	(240,271)	(1,412)	(3,774)
Net change in unrealized gain (loss) on investments	10,702	31,794	562,417	1,004,087	12,152	10,691

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,690	23,388	586,115	754,849	11,188	8,074

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	5,501	5,929	9,314	87,862	14,358	2,879
Policy loans, net of repayment and interest	(101)	(1,569)	(13,847)	4,447	0	0
Surrenders, withdrawals and death benefits	(7,521)	(3,512)	(182,700)	(134,268)	(3,552)	(450)
Net transfers between other subaccounts or fixed rate option	(3)	0	(44,477)	215,949	14,363	1,323

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,124)	848	(231,710)	173,990	25,169	3,752

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,566	24,236	354,405	928,839	36,357	11,826

NET ASSETS
Beginning of period	68,546	44,310	2,530,914	1,602,075	35,974	24,148

End of period	$82,112	$68,546	$2,885,319	$2,530,914	$72,331	$35,974

Beginning units	4,634	4,552	226,387	206,441	11,447	11,207

Units issued	1,823	2,935	96,596	123,051	2,603	1,095
Units redeemed	(1,952)	(2,853)	(117,005)	(103,105)	(1,541)	(855)

Ending units	4,505	4,634	205,978	226,387	12,509	11,447

The accompanying notes are an integral part of these financial statements.

A25

SUBACCOUNTS (Continued)
DWS Government & Agency Securities VIP		Prudential Conservative Balanced Portfolio		Prudential Jennison 20/20 Focus Portfolio		Dreyfus Variable Investment Fund International Equity Portfolio
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/20/2009* to 12/31/2009	01/01/2010 to 12/31/2010	01/20/2009* to 12/31/2009

$947	$905	$15,873	$24,208	$(120)	$(1)	$988	$(45)
0	0	0	0	0	0	0	0
167	133	4,385	(63,775)	(556)	1	(1,152)	13
226	657	77,479	169,619	4,662	147	14,118	2,739

1,340	1,695	97,737	130,052	3,986	147	13,954	2,707

0	4,502	40,520	26,400	10,731	397	20,120	2,278
0	0	(832)	(273)	0	0	0	0
(3,094)	(326)	(25,549)	(149,574)	0	(27)	0	(15)
7	(3,408)	140,877	121,393	30,058	921	112,635	20,158

(3,087)	768	155,016	(2,054)	40,789	1,291	132,755	22,421

0	0	0	10,000	0	0	0	0

(1,747)	2,463	252,753	137,998	44,775	1,438	146,709	25,128

22,061	19,598	802,867	664,869	1,438	0	25,128	0

$20,314	$22,061	$1,055,620	$802,867	$46,213	$1,438	$171,837	$25,128

11,259	10,661	75,917	66,225	119	0	2,163	0

475	4,990	67,121	65,570	5,095	171	16,196	2,512
(1,189)	(4,392)	(51,572)	(55,878)	(1,625)	(52)	(4,858)	(349)

10,545	11,259	91,466	75,917	3,589	119	13,501	2,163

*	Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.

A26

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	DWS Dreman Small Mid Cap Value VIP		Lazard Retirement Emerging Markets Equity Portfolio		T. Rowe Price Personal Strategy Balanced Portfolio
	01/01/2010 to 12/31/2010	01/20/2009* to 12/31/2009	01/01/2010 to 12/31/2010	01/20/2009* to 12/31/2009	01/01/2010 to 12/31/2010	01/20/2009* to 12/31/2009
OPERATIONS
Net investment income (loss)	$52	$(4)	$10,778	$428	$815	$41
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(401)	(5)	(826)	(4)	(831)	(7)
Net change in unrealized gain (loss) on investments	3,525	296	110,222	5,314	4,902	386

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,176	287	120,174	5,738	4,886	420

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	9,301	2,773	57,420	1,731	31,985	4,536
Policy loans, net of repayment and interest	0	0	670	0	0	0
Surrenders, withdrawals and death benefits	0	0	(3,342)	0	0	0
Net transfers between other subaccounts or fixed rate option	9,662	1,666	1,128,497	1,294	33,705	5,410

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	18,963	4,439	1,183,245	3,025	65,690	9,946

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	10,000	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	22,139	4,726	1,303,419	18,763	70,576	10,366

NET ASSETS
Beginning of period	4,726	0	18,763	0	10,366	0

End of period	$26,865	$4,726	$1,322,182	$18,763	$80,942	$10,366

Beginning units	397	0	10,276	0	950	0

Units issued	3,013	505	99,325	10,401	12,536	1,258
Units redeemed	(1,568)	(108)	(8,177)	(125)	(6,934)	(308)

Ending units	1,842	397	101,424	10,276	6,552	950

*	Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.

A27

SUBACCOUNTS (Continued)
Franklin Templeton Growth Securities Fund		Neuberger Berman Advisers Management Trust Growth Portfolio		Prudential Government Income Portfolio		T. Rowe Price International Stock Portfolio
01/01/2010 to 12/31/2010	02/10/2009* to 12/31/2009	01/01/2010 to 12/31/2010	02/10/2009* to 12/31/2009	01/01/2010 to 12/31/2010	02/10/2009* to 12/31/2009	01/01/2010 to 12/31/2010	02/10/2009* to 12/31/2009

$127	$324	$(66)	$(45)	$274	$281	$86	$318
0	0	0	0	269	36	54	0
5	5	23	8	0	0	2	10
850	3,874	4,167	3,444	157	412	2,185	6,352

982	4,203	4,124	3,407	700	729	2,327	6,680

0	1	0	0	24	1	0	3
0	0	0	0	0	0	0	0
0	0	0	(1)	0	0	0	0
0	0	0	0	0	0	0	0

0	1	0	(1)	24	1	0	3
0	10,000	0	10,000	0	10,000	0	10,000
982	14,204	4,124	13,406	724	10,730	2,327	16,683

14,204	0	13,406	0	10,730	0	16,683	0

$15,186	$14,204	$17,530	$13,406	$11,454	$10,730	$19,010	$16,683

1,000	0	1,000	0	1,001	0	1,000	0

0	1,000	0	1,000	41	1,030	0	1,000
0	0	0	0	(40)	(29)	0	0

1,000	1,000	1,000	1,000	1,002	1,001	1,000	1,000

The accompanying notes are an integral part of these financial statements.

A28

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	DWS Bond VIP		Invesco V.I. Core Equity Fund		Van Eck VIP Emerging Markets Fund
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$418	$728	$110	$202	$58	$11
Capital gains distributions received	0	0	0	0	0	430
Realized gain (loss) on shares redeemed	0	0	(339)	(73)	0	0
Net change in unrealized gain (loss) on investments	219	129	1,331	2,118	2,499	4,616

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	637	857	1,102	2,247	2,557	5,057

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	0	0	0	1,228	0	0
Policy loans, net of repayment and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	(347)	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	(210)	1,147	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	(557)	2,375	0	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	637	857	545	4,622	2,557	5,057

NET ASSETS
Beginning of period	9,370	8,513	11,978	7,356	9,525	4,468

End of period	$10,007	$9,370	$12,523	$11,978	$12,082	$9,525

Beginning units	10,000	10,000	12,693	10,000	10,000	10,000

Units issued	0	0	2,068	4,829	0	0
Units redeemed	0	0	(2,648)	(2,136)	0	0

Ending units	10,000	10000	12,113	12,693	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A29

SUBACCOUNTS (Continued)
Fidelity VIP Equity-Income Portfolio – Service Class		DWS Strategic Income VIP		PIMCO VIT Long-Term U.S. Government Portfolio		PIMCO Real Return Portfolio
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$569	$357	$788	$524	$1,349	$715	$622	$559
0	0	0	0	963	1,902	112	3,683
(485)	(193)	0	0	(72)	(8)	(1,050)	1,187
4,561	3,913	390	1,648	1,129	(3,125)	5,117	(3,364)

4,645	4,077	1,178	2,172	3,369	(516)	4,801	2,065

14,185	10,566	0	0	16,052	14,399	0	86,374
0	0	0	0	0	0	0	0
0	0	0	0	0	0	(90,418)	0
0	0	0	0	0	0	0	0

14,185	10,566	0	0	16,052	14,399	(90,418)	86,374

0	0	0	0	0	0	0	0

18,830	14,643	1,178	2,172	19,421	13,883	(85,617)	88,439

20,138	5,495	11,729	9,557	26,712	12,829	98,536	10,097

$38,968	$20,138	$12,907	$11,729	$46,133	$26,712	$12,919	$98,536

28,075	10,000	10,000	10,000	21,778	10,000	82,454	10,000

20,402	18,411	0	0	12,957	11,938	0	211,322
(1,086)	(336)	0	0	(1,036)	(160)	(72,454)	(138,868)

47,391	28,075	10,000	10,000	33,699	21,778	10,000	82,454

The accompanying notes are an integral part of these financial statements.

A30

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	DWS Global Thematic VIP		DWS Capital Growth VIP		PIMCO All Asset Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$74	$93	$1,153	$44	$854	$697
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	0	0	(2,397)	(891)	0	0
Net change in unrealized gain (loss) on investments	976	2,250	25,328	19,851	562	1,222

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,050	2,343	24,084	19,004	1,416	1,919

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	0	0	31,975	98,369	0	0
Policy loans, net of repayment and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	(1)	0	0	0	(1)
Net transfers between other subaccounts or fixed rate option	0	0	(9,326)	6,645	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	(1)	22,649	105,014	0	(1)

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,050	2,342	46,733	124,018	1,416	1,918

NET ASSETS
Beginning of period	7,687	5,345	131,414	7,396	10,811	8,893

End of period	$8,737	$7,687	$178,147	$131,414	$12,227	$10,811

Beginning units	10,000	10,000	139,802	10,000	10,000	10,000

Units issued	0	0	87,632	221,124	0	0
Units redeemed	0	0	(65,090)	(91,322)	0	0

Ending units	10,000	10,000	162,344	139,802	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A31

SUBACCOUNTS (Continued)
Franklin Templeton Mutual Global Discovery Securities Fund – Class 2		PIMCO Global Bond Portfolio		PIMCO VIT Total Return Portfolio		Fidelity VIP Investment Grade Bond Portfolio – Service Class
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$636	$234	$365	$363	$2,301	$2,036	$427	$947

0	609	331	1,079	1,501	5,024	134	14

(435)	(1,796)	0	0	796	465	0	0
5,827	5,338	776	380	6,001	(3,893)	316	586

6,028	4,385	1,472	1,822	10,599	3,632	877	1,547

34,799	14,299	0	1	0	147,796	0	1
0	0	0	0	0	0	0	0
0	0	0	0	(126,398)	0	0	0
(283)	(5)	0	0	(110)	4,084	0	0

34,516	14,294	0	1	(126,508)	151,880	0	1

0	0	0	0	0	0	0	0

40,544	18,679	1,472	1,823	(115,909)	155,512	877	1,548

26,336	7,657	12,649	10,826	166,785	11,273	11,424	9,876

$66,880	$26,336	$14,121	$12,649	$50,876	$166,785	$12,301	$11,424

27,896	10,000	10,000	10,000	129,737	10,000	10,000	10,000

42,522	30,306	0	0	14,053	323,363	0	0
(7,138)	(12,410)	0	0	(107,182)	(203,626)	0	0

63,280	27,896	10,000	10,000	36,608	129,737	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A32

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	Fidelity VIP Overseas Portfolio – Service Class		AllianceBernstein VPS International Growth Portfolio		AllianceBernstein VPS International Value Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$104	$150	$513	$296	$2,086	$472
Capital gains distributions received	15	8	0	0	0	0
Realized gain (loss) on shares redeemed	0	0	(4,592)	(440)	(5,838)	(575)
Net change in unrealized gain (loss) on investments	867	1,428	9,116	3,238	7,182	10,266

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	986	1,586	5,037	3,094	3,430	10,163

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	0	0	23,998	6,019	35,007	28,404
Policy loans, net of repayment and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	16,852	2,011	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	40,850	8,030	35,007	28,404

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	986	1,586	45,887	11,124	38,437	38,567

NET ASSETS
Beginning of period	7,588	6,002	16,843	5,719	43,248	4,681

End of period	$8,574	$7,588	$62,730	$16,843	$81,685	$43,248

Beginning units	10,000	10,000	15,721	10,000	68,597	10,000

Units issued	0	0	9,681	13,054	75,152	59,665
Units redeemed	0	0	(8,256)	(7,333)	(19,879)	(1,068)

Ending units	10,000	10,000	17,146	15,721	123,870	68,597

The accompanying notes are an integral part of these financial statements.

A33

SUBACCOUNTS (Continued)
Fidelity VIP Freedom 2015 Portfolio		Prudential SP Strategic Partners Focused Growth Portfolio		Invesco V.I. International Growth Fund		Franklin Templeton Large Cap Value Securities Fund
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 1/21/2010**	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$3,593	$5,013	$0	$0	$792	$267	$738	$371
2,210	1,100	0	0	0	0	0	0
(1,386)	(1,111)	(1,038)	0	(148)	(83)	(154)	(28)
16,305	14,735	889	3,150	4,291	4,501	4,660	5,483

20,722	19,737	(149)	3,150	4,935	4,685	5,244	5,826

26,501	132,216	0	0	16,218	10,963	18,409	11,991
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
(5,520)	(1,141)	0	0	0	0	0	2,604

20,981	131,075	0	0	16,218	10,963	18,409	14,595

0	0	(10,136)	0	0	0	0	0

41,703	150,812	(10,285)	3,150	21,153	15,648	23,653	20,421

158,394	7,582	10,285	7,135	22,259	6,611	26,855	6,434

$200,097	$158,394	$0	$10,285	$43,412	$22,259	$50,508	$26,855

167,055	10,000	10,000	10,000	24,861	10,000	32,928	10,000

79,856	251,537	0	0	19,187	15,108	21,988	23,034
(60,158)	(94,482)	(10,000)	0	(1,023)	(247)	(717)	(106)

186,753	167,055	0	10,000	43,025	24,861	54,199	32,928

**	Date subaccount became unavailable for investment.

The accompanying notes are an integral part of these financial statements.

A34

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	Franklin Templeton Global Bond Securities Fund – Class 2		JPMorgan Insurance Trust Intrepid Mid Cap Portfolio		Neuberger Berman AMT Mid-Cap Growth Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$1,729	$9,073	$1,035	$22	$(176)	$(54)
Capital gains distributions received	371	0	0	0	0	0
Realized gain (loss) on shares redeemed	(52)	(689)	713	2,505	(171)	(90)
Net change in unrealized gain (loss) on investments	17,210	2,971	9,733	12,099	22,652	10,818

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	19,258	11,355	11,481	14,626	22,305	10,674

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	71,051	87,894	0	88,405	43,147	24,994
Policy loans, net of repayment and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	(12,768)	0	(28,177)	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	(6,890)	(15,776)	1	5,383

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	58,283	87,894	(35,067)	72,629	43,148	30,377

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	77,541	99,249	(23,586)	87,255	65,453	41,051

NET ASSETS
Beginning of period	110,829	11,580	92,994	5,739	47,425	6,374

End of period	$188,370	$110,829	$69,408	$92,994	$112,878	$47,425

Beginning units	80,643	10,000	119,452	10,000	56,518	10,000

Units issued	54,752	94,390	65,091	329,178	49,606	46,889
Units redeemed	(15,634)	(23,747)	(109,950)	(219,726)	(1,891)	(371)

Ending units	119,761	80,643	74,593	119,452	104,233	56,518

The accompanying notes are an integral part of these financial statements.

A35

SUBACCOUNTS (Continued)
Fidelity VIP Mid Cap Portfolio – Service Class		Franklin Templeton Strategic Income Securities Fund – Class 2		Fidelity VIP Value Strategies Portfolio – Service Class		Fidelity VIP Money Market Portfolio
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$80	$439	$1,399	$2,715	$232	$123	$(415)	$281
244	0	0	0	0	0	179	0
(2,006)	(277)	1,135	(471)	(1,211)	(780)	0	0
22,446	11,943	1,881	4,967	16,977	11,460	0	0

20,764	12,105	4,415	7,211	15,998	10,803	(236)	281

38,355	34,620	0	29,211	35,835	5,679	59,046	268,850
0	0	0	0	0	0	0	0
0	0	(9,496)	0	0	0	(39,199)	0
0	0	0	0	1	20,716	19,232	(27,450)

38,355	34,620	(9,496)	29,211	35,836	26,395	39,079	241,400

0	0	0	0	0	0	31	0

59,119	46,725	(5,081)	36,422	51,834	37,198	38,874	241,681

53,228	6,503	45,633	9,211	41,797	4,599	252,320	10,639

$112,347	$53,228	$40,552	$45,633	$93,631	$41,797	$291,194	$252,320

58,479	10,000	39,399	10,000	57,639	10,000	235,716	10,000

50,307	49,204	12,144	32,274	47,239	48,759	172,171	450,288
(12,918)	(725)	(19,977)	(2,875)	(2,755)	(1,120)	(136,300)	(224,572)

95,868	58,479	31,566	39,399	102,123	57,639	271,587	235,716

The accompanying notes are an integral part of these financial statements.

A36

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	DWS Blue Chip VIP		Neuberger Berman AMT Socially Responsive Portfolio		Prudential SP Growth Asset Allocation Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$125	$131	$3	$158	$417	$220
Capital gains distributions received	0	0	0	0	0	149
Realized gain (loss) on shares redeemed	0	0	0	0	(209)	(66)
Net change in unrealized gain (loss) on investments	1,020	1,975	1,903	1,836	3,299	2,661

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,145	2,106	1,906	1,994	3,507	2,964

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	0	0	0	0	11,591	6,298
Policy loans, net of repayment and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0	11,591	6,298

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,145	2,106	1,906	1,994	15,098	9,262

NET ASSETS
Beginning of period	8,307	6,201	8,340	6,346	16,195	6,933

End of period	$9,452	$8,307	$10,246	$8,340	$31,293	$16,195

Beginning units	10,000	10,000	10,000	10,000	18,492	10,000

Units issued	0	0	0	0	13,536	8,629
Units redeemed	0	0	0	0	(632)	(137)

Ending units	10,000	10,000	10,000	10,000	31,396	18,492

The accompanying notes are an integral part of these financial statements.

A37

SUBACCOUNTS (Continued)
Fidelity VIP Freedom 2025 Portfolio		Fidelity VIP Contrafund Portfolio – Service Class		Prudential Natural Resources Portfolio		Van Eck VIP Global Hard Assets Fund
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$189	$1,224	$329	$239	$48	$107	$40	$22
126	333	16	0	0	2,655	0	44
8,084	(3,363)	(878)	(5,314)	4	3	0	0
(3,881)	11,629	5,546	11,385	8,032	9,590	3,199	3,981

4,518	9,823	5,013	6,310	8,084	12,355	3,239	4,047

0	28,254	12,726	10,918	149	0	0	0
0	0	0	0	0	0	0	0
(38,259)	0	0	0	0	(1)	0	0
0	0	0	0	0	0	0	0

(38,259)	28,254	12,726	10,918	149	(1)	0	0

0	0	0	0	0	10,000	0	0

(33,741)	38,077	17,739	17,228	8,233	22,354	3,239	4,047

44,937	6,860	23,652	6,424	29,219	6,865	11,081	7,034

$11,196	$44,937	$41,391	$23,652	$37,452	$29,219	$14,320	$11,081

50,405	10,000	27,141	10,000	11,001	10,000	10,000	10,000

5,641	47,958	21,630	25,085	42	1,024	0	0
(45,193)	(7,553)	(8,213)	(7,944)	(36)	(23)	0	0

10,853	50,405	40,558	27,141	11,007	11,001	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A38

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	Fidelity VIP Freedom 2020 Portfolio – Service Class		Fidelity VIP Index 500 Portfolio – Service Class		PIMCO VIT Low Duration Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$436	$464	$3,394	$2,056	$1,248	$1,182
Capital gains distributions received	161	132	2,280	298	329	2,861
Realized gain (loss) on shares redeemed	(267)	(14)	(11,638)	7,728	(139)	(7)
Net change in unrealized gain (loss) on investments	2,392	2,452	24,301	24,111	2,696	756

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,722	3,034	18,337	34,193	4,134	4,792

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	4,292	6,160	226,958	213,092	44,729	48,490
Policy loans, net of repayment and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	(130,368)	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	4,599	(137,401)	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,292	6,160	101,189	75,691	44,729	48,490

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,014	9,194	119,526	109,884	48,863	53,282

NET ASSETS
Beginning of period	16,207	7,013	116,197	6,313	63,846	10,564

End of period	$23,221	$16,207	$235,723	$116,197	$112,709	$63,846

Beginning units	17,947	10,000	145,534	10,000	53,332	10,000

Units issued	5,503	8,004	341,048	422,844	46,284	43,924
Units redeemed	(996)	(57)	(229,642)	(287,310)	(10,197)	(592)

Ending units	22,454	17,947	256,940	145,534	89,419	53,332

The accompanying notes are an integral part of these financial statements.

A39

SUBACCOUNTS (Continued)
PIMCO VIT Short-Term Portfolio		DWS Dreman Strategic Income VIP		DWS Small Cap Index VIP		Franklin Templeton Global Asset Allocation Fund – Class 2
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 4/30/2010**	01/01/2009 to 12/31/2009

$1,522	$836	$423	$453	$305	$115	$1,456	$2,741

511	1,126	0	0	0	436	2,337	0

(11)	(8)	(153)	(7,053)	(2,351)	(4,879)	(8,553)	687
1,856	1,151	2,430	10,425	4,170	6,304	5,860	2,518

3,878	3,105	2,700	3,825	2,124	1,976	1,100	5,946

202,000	116,235	15,630	4,774	27,379	3,898	4,792	11,880
0	0	0	0	0	0	0	0
0	0	0	0	(19,611)	0	0	0
0	0	0	0	0	0	(19,237)	0

202,000	116,235	15,630	4,774	7,768	3,898	(14,445)	11,880

0	0	0	0	0	0	(10,373)	(2,192)

205,878	119,340	18,330	8,599	9,892	5,874	(23,718)	15,634

129,627	10,287	13,911	5,312	12,161	6,287	23,718	8,084

$335,505	$129,627	$32,241	$13,911	$22,053	$12,161	$0	$23,718

116,896	10,000	20,899	10,000	15,282	10,000	24,086	10,000

188,731	108,075	24,671	33,512	33,952	15,524	5,728	14,299
(9,314)	(1,179)	(2,524)	(22,613)	(27,309)	(10,242)	(29,814)	(213)

296,313	116,896	43,046	20,899	21,925	15,282	0	24,086

**	Date subaccount became unavailable for investment.

The accompanying notes are an integral part of these financial statements.

A40

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	Royce Micro-Cap Portfolio		Royce Small-Cap Portfolio		AllianceBernstein VPS Small Cap Growth Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$899	$(22)	$11	$0	$(165)	$(68)
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(916)	(4,524)	(79)	(4)	(1,936)	1,289
Net change in unrealized gain (loss) on investments	12,511	13,268	2,318	2,351	32,117	9,550

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,494	8,722	2,250	2,347	30,016	10,771

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	28,631	10,158	3,129	53	49,566	79,996
Policy loans, net of repayment and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	1	5	14,269	(56,646)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	28,631	10,158	3,130	58	63,835	23,350

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	41,125	18,880	5,380	2,405	93,851	34,121

NET ASSETS
Beginning of period	24,364	5,484	9,052	6,647	39,915	5,794

End of period	$65,489	$24,364	$14,432	$9,052	$133,766	$39,915

Beginning units	28,142	10,000	10,072	10,000	48,596	10,000

Units issued	35,432	24,103	3,663	157	110,445	152,125
Units redeemed	(5,429)	(5,961)	(411)	(85)	(40,075)	(113,529)

Ending units	58,145	28,142	13,324	10,072	118,966	48,596

The accompanying notes are an integral part of these financial statements.

A41

SUBACCOUNTS (Continued)
Invesco V.I. Small Cap Equity Fund		Franklin Templeton Small Cap Value Securities Fund – Class 2		Van Eck VIP Multi-Manager Alternatives Fund		Fidelity VIP Freedom 2030 Portfolio
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$(40)	$12	$928	$3,956	$0	$24	$373	$296
0	0	0	0	0	499	148	144
(45)	(15)	(1,711)	(4,483)	0	0	(390)	(4,075)
6,743	3,364	52,020	27,423	485	665	2,771	7,765

6,658	3,361	51,237	26,896	485	1,188	2,902	4,130

8,699	6,195	68,325	110,073	0	0	2,898	5,905
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	1,369	(8,078)	871	0	0	(76)	(52)

8,699	7,564	60,247	110,944	0	0	2,822	5,853

0	0	0	0	0	0	0	0

15,357	10,925	111,484	137,840	485	1,188	5,724	9,983

17,905	6,980	144,083	6,243	9,750	8,562	16,455	6,472

$33,262	$17,905	$255,567	$144,083	$10,235	$9,750	$22,179	$16,455

21,150	10,000	178,678	10,000	10,000	10,000	19,349	10,000

9,766	11,213	124,041	295,294	0	0	5,735	18,268
(350)	(63)	(55,541)	(126,616)	0	0	(2,601)	(8,919)

30,566	21,150	247,178	178,678	10,000	10,000	22,483	19,349

The accompanying notes are an integral part of these financial statements.

A42

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	DWS Technology VIP		Invesco V.I. Utilities Fund		Fidelity VIP Value Leaders Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$4	$0	$318	$381	$88	$104
Capital gains distributions received	0	0	0	96	0	0
Realized gain (loss) on shares redeemed	0	0	0	0	0	0
Net change in unrealized gain (loss) on investments	1,815	3,671	224	642	604	1,399

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,819	3,671	542	1,119	692	1,503

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	0	0	0	0	0	0
Policy loans, net of repayment and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	(1)	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	(1)	0	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,819	3,671	542	1,118	692	1,503

NET ASSETS
Beginning of period	9,747	6,076	8,609	7,491	6,910	5,407

End of period	$11,566	$9,747	$9,151	$8,609	$7,602	$6,910

Beginning units	10,000	10,000	10,000	10,000	10,000	10,000

Units issued	0	0	0	0	0	0
Units redeemed	0	0	0	0	0	0

Ending units	10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A43

SUBACCOUNTS (Continued)
Lazard Retirement International Equity Portfolio		Invesco V.I. Government Securities Fund		JPMorgan Insurance Trust Core Bond Portfolio		AST Balanced Asset Allocation Portfolio
01/01/2010 to 12/31/2010	04/27/2009* to 12/31/2009	01/01/2010 to 12/31/2010	04/27/2009* to 12/31/2009	01/01/2010 to 12/31/2010	04/24/2009* to 12/31/2009	01/01/2010 to 12/31/2010	11/13/2009* to 12/31/2009

$441	$729	$509	$497	$1,062	$(58)	$109	$0
0	0	0	359	0	0	0	0

(4,804)	836	0	103	(101)	(16)	(21)	0
1,465	2,633	35	(740)	1,613	(4,234)	1,597	84

(2,898)	4,198	544	219	2,574	(4,308)	1,685	84

46,226	24,590	0	4,002	2,151	392	4,248	71
0	(2)	0	0	0	0	0	0
(67,198)	0	0	0	0	0	0	0
0	139	0	(4,153)	0	23,817	0	914

(20,972)	24,727	0	(151)	2,151	24,209	4,248	985

0	10,000	0	10,000	0	8,233	0	9,438

(23,870)	38,925	544	10,068	4,725	28,134	5,933	10,507

38,925	0	10,068	0	28,134	0	10,507	0

$15,055	$38,925	$10,612	$10,068	$32,859	$28,134	$16,440	$10,507

28,583	0	10,000	0	11,548	0	10,423	0

35,472	63,576	0	14,066	734	11,750	4,226	10,424
(53,696)	(34,993)	0	(4,066)	(571)	(202)	(128)	(1)

10,359	28,583	10,000	10,000	11,711	11,548	14,521	10,423

*	Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.

A44

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	AST Aggressive Asset Allocation Portfolio		AST Preservation Asset Allocation Portfolio
	01/01/2010 to 12/31/2010	11/13/2009* to 12/31/2009	01/01/2010 to 12/31/2010	11/20/2009* to 12/31/2009
OPERATIONS
Net investment income (loss)	$83	$(2)	$1,790	$(9)
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(62)	(1)	10	49
Net change in unrealized gain (loss) on investments	4,122	265	15,806	443

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,143	262	17,606	483

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	12,396	682	88,130	1,935
Policy loans, net of repayment and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	8,857	0	108,149

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	12,396	9,539	88,130	110,084

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	8,111	0	9,771

TOTAL INCREASE (DECREASE) IN NET ASSETS	16,539	17,912	105,736	120,338

NET ASSETS
Beginning of period	17,912	0	120,338	0

End of period	$34,451	$17,912	$226,074	$120,338

Beginning units	17,649	0	119,881	0

Units issued	12,636	17,660	94,671	130,362
Units redeemed	(673)	(11)	(10,868)	(10,481)

Ending units	29,612	17,649	203,684	119,881

*	Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.

A45

SUBACCOUNTS (Continued)
JPMorgan Insurance Trust U.S. Equity Portfolio		JPMorgan Insurance Trust International Equity Portfolio		JPMorgan Insurance Trust Small Cap Portfolio
01/01/2010 to 12/31/2010	04/24/2009* to 12/31/2009	01/01/2010 to 12/31/2010	04/24/2009* to 12/31/2009	01/01/2010 to 12/31/2010	04/24/2009* to 12/31/2009

$184	$(129)	$(61)	$335	$(84)	$(14)
0	0	0	0	0	0
(39)	(8,346)	(19)	(4)	93	196
5,450	2,908	2,143	(2,259)	4,615	1,576

5,595	(5,567)	2,063	(1,928)	4,624	1,758

1,560	390	1,060	231	557	261
0	0	0	0	0	0
0	(42,332)	0	0	0	(2,055)
0	88,597	0	30,571	0	16,539

1,562	46,655	1,063	30,802	561	14,745

0	0	0	0	0	0

7,155	41,088	3,123	28,874	5,181	16,503

41,088	0	28,874	0	16,503	0

$48,243	$41,088	$31,997	$28,874	$21,684	$16,503

4,245	0	2,248	0	1,189	0

1,447	10,869	378	2,384	753	1,761
(1,284)	(6,624)	(291)	(136)	(707)	(572)

4,408	4,245	2,335	2,248	1,235	1,189

The accompanying notes are an integral part of these financial statements.

A46

NOTES TO FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRU BENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
December 31, 2010

Note 1:	General

The Prudential Variable Contract Account GI-2 (the “Account”) of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”) was established on June 14, 1988 by a resolution of Prudential’s Board of Directors in conformity with insurance laws of the State of New Jersey. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from purchases of Group Variable Universal Life and PruBenefit Select contracts are invested in the Account. The contracts are group insurance contracts and generally are issued to either employers, associations, sponsoring organizations or trusts. A person or entity entitled to make contributions under the contract is a “Participant”.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are one hundred and three subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund (the “Series Fund”) or one of the non-Prudential administered funds (collectively, the “portfolios”). Investment options vary by contract. The name of each Portfolio and the corresponding subaccount name are as follows:
Prudential Series Fund
Money Market Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Conservative Balanced Portfolio
Value Portfolio
High Yield Bond Portfolio
Natural Resources Portfolio
Government Income Portfolio
Stock Index Portfolio
Global Portfolio
Jennison Portfolio
Jennison 20/20 Focus Portfolio
Small Capitalization Stock Portfolio
SP Strategic Partners Focused Growth Portfolio
SP Growth Asset Allocation Portfolio

Invesco Variable Insurance
Core Equity Fund
International Growth Fund
Small Cap Equity Fund
Utilities Fund
Government Securities Fund

Alliance Bernstein Variable Product Series
Real Estate Investment Portfolio
International Growth Portfolio
International Value Portfolio
Small Cap Growth Portfolio
American Century Variable Portfolios
Balanced Fund
International Fund
Value Fund

Advanced Series Trust
AST Balanced Asset Allocation Portfolio
AST Aggressive Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio

Dreyfus Variable Investment
Opportunistic Small Cap Portfolio
International Equity Portfolio

DWS Variable Series I
Bond VIP
Capital Growth VIP

DWS Variable Series II
Blue Chip VIP
Dreman Strategic Value VIP
Dreman Small Mid Cap Value VIP
Global Thematic VIP
Government & Agency Securities VIP
High Income VIP
Strategic Income VIP
Technology VIP
DWS Investment VIT Funds
Small Cap Index VIP

Fidelity Variable Insurance
Contrafund Portfolio – Service Class
Equity-Income Portfolio – Service Class
Index 500 Portfolio – Service Class
Investment Grade Bond Portfolio –
Service Class
Mid Cap Portfolio – Service Class
Money Market Portfolio
Overseas Portfolio – Service Class
Value Leaders Portfolio
Value Strategies Portfolio – Service Class
Freedom 2015 Portfolio
Freedom 2020 Portfolio – Service Class
Freedom 2025 Portfolio
Freedom 2030 Portfolio

Franklin Templeton
Developing Markets Securities
Fund – Class 2
Foreign Securities Fund – Class 2
Large Cap Value Securities Fund
Small Cap Value Securities Fund – Class 2
Strategic Income Securities Fund – Class 2

A47

Note 1:	General (Continued)

Mutual Global Discovery Securities Fund – Class 2
Global Asset Allocation Fund – Class 2
Global Bond Securities Fund – Class 2
Growth Securities Fund

Janus Aspen Series
Worldwide Portfolio – Institutional Shares
Janus Portfolio – Institutional Shares
Overseas Portfolio – Institutional Shares
Enterprise Portfolio – Institutional Shares

JPMorgan Insurance Trust
Core Bond Portfolio
U.S. Equity Portfolio
International Equity Portfolio
Small Cap Portfolio
Intrepid Mid Cap Portfolio
Lazard Retirement Series
U.S. Small-Mid Cap Equity Portfolio
Emerging Markets Equity Portfolio
International Equity Portfolio

MFS Variable Insurance Trust
Research Series Portfolio
Strategic Income Series Portfolio
Research Bond Series Portfolio

Neuberger Berman Advisors Management Trust
Short Duration Bond Portfolio
Partners Portfolio
Mid-Cap Growth Portfolio
Socially Responsive Portfolio
Growth Portfolio

PIMCO Variable Insurance Trust
All Asset Portfolio
Global Bond Portfolio
Long-Term U.S. Government Portfolio
Low Duration Portfolio
Real Return Portfolio
Short-Term Portfolio
Total Return Portfolio

Royce Capital Fund
Micro-Cap Portfolio
Small-Cap Portfolio

T. Rowe Price
Mid-Cap Growth Portfolio
New America Growth Portfolio
Equity Income Portfolio
Personal Strategy Balanced Portfolio
International Stock Portfolio

Van Eck
VIP Multi-Manager Alternatives Fund
VIP Emerging Markets Fund
VIP Global Hard Assets Fund

The following table sets forth the dates on which mergers took place in the Account along with relevant information pertaining to each merger. The transfer from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended December 31, 2010 as net transfers between subaccounts.

The transfers occurred as follows:

April 30, 2010	Removed Portfolio	Surviving Portfolio
	Franklin Templeton Global Asset Allocation Fund – Class 2	Fidelity VIP Money Market Portfolio
Shares	2,721	286,702
Net Asset Value	$8.28	$1.00
Net assets before merger	$22,534	$264,168
Net assets after merger	$0	$286,702

The following table sets forth the dates on which expirations took place in the Account for funds containing only seed money.

As of the date of expiration, the seed money was returned to Prudential.

Date	Fund	Seed Money
January 21, 2010	Prudential SP Strategic Partners Focused Growth Portfolio	$10,136

The Series Funds are diversified open-ended management investment companies, and are managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying portfolios of the mutual funds. Additional information on these portfolios of the mutual funds is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

A48

Note 2:	Significant Accounting Policies (Continued)

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Account adopted this guidance effective January 1, 2010. The required disclosures are provided in Note 3.

Investments—The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, whose investment securities are stated at fair value.

Security Transactions—Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

Note 3:	Fair Value

The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset, either directly or indirectly, for substantially the full term of the asset through corroboration with observable market data.

Level 3—Fair value is based on unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

The table below presents the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2010. All funds have been classified as level 1 with the exception of proprietary funds, consisting of all AST and PruSeries funds, and any non-proprietary funds not available for public investment, as listed below.

	As of December 31, 2010
	Level 1	Level 2	Level 3	Total
Proprietary Funds (PruSeries & AST)	$0	$32,090,020	$0	$32,090,020
Dreyfus Variable Investment Opportunistic Small Cap Portfolio	$0	$8,493,707	$0	$8,493,707
AllianceBernstein VPS International Value Portfolio	$0	$81,685	$0	$81,685
DWS Small Cap Index VIP	$0	$22,053	$0	$22,053

A49

Note 3:	Fair Value (Continued)

	As of December 31, 2010
	Level 1	Level 2	Level 3	Total
Franklin Templeton Foreign Securities Fund – Class 2	$0	$4,458,742	$0	$4,458,742
Franklin Templeton Developing Markets Securities Fund – Class 2	$0	$3,931,634	$0	$3,931,634
Janus Aspen Worldwide Portfolio – Institutional Shares	$0	$530,020	$0	$530,020
Janus Aspen Janus Portfolio – Institutional Shares	$0	$106,410	$0	$106,410
Janus Aspen Overseas Portfolio – Institutional Shares	$0	$230,038	$0	$230,038
Janus Aspen Enterprise Portfolio – Institutional Shares	$0	$2,885,319	$0	$2,885,319
AllianceBernstein VPS Real Estate Investment Portfolio	$0	$72,331	$0	$72,331
Dreyfus Variable Investment Fund International Equity Portfolio	$0	$171,837	$0	$171,837
Franklin Templeton Growth Securities Fund	$0	$15,186	$0	$15,186
DWS Bond VIP	$0	$10,007	$0	$10,007
Invesco V.I. Core Equity Fund	$0	$12,523	$0	$12,523
Van Eck VIP Emerging Markets Fund	$0	$12,082	$0	$12,082
DWS Capital Growth VIP	$0	$178,147	$0	$178,147
Franklin Templeton Mutual Global Discovery Securities Fund – Class 2	$0	$66,880	$0	$66,880
Fidelity VIP Investment Grade Bond Portfolio – Service Class	$0	$12,301	$0	$12,301
AllianceBernstein VPS International Growth Portfolio	$0	$62,730	$0	$62,730
Invesco V.I. International Growth Fund	$0	$43,412	$0	$43,412
Franklin Templeton Large Cap Value Securities Fund	$0	$50,508	$0	$50,508
Franklin Templeton Global Bond Securities Fund – Class 2	$0	$188,370	$0	$188,370
Franklin Templeton Strategic Income Securities Fund – Class 2	$0	$40,552	$0	$40,552
Van Eck VIP Global Hard Assets Fund	$0	$14,320	$0	$14,320
AllianceBernstein VPS Small Cap Growth Portfolio	$0	$133,766	$0	$133,766
Invesco V.I. Small Cap Equity Fund	$0	$33,262	$0	$33,262
Franklin Templeton Small Cap Value Securities Fund – Class 2	$0	$255,567	$0	$255,567
Van Eck VIP Multi-Manager Alternatives Fund	$0	$10,235	$0	$10,235
Invesco V.I. Utilities Fund	$0	$9,151	$0	$9,151
Invesco V.I. Government Securities Fund	$0	$10,612	$0	$10,612
JPMorgan Insurance Trust Core Bond Portfolio	$0	$32,859	$0	$32,859
JPMorgan Insurance Trust U.S. Equity Portfolio	$0	$48,243	$0	$48,243
JPMorgan Insurance Trust International Equity Portfolio	$0	$31,997	$0	$31,997
JPMorgan Insurance Trust Small Cap Portfolio	$0	$21,684	$0	$21,684

During the twelve months ended December 31, 2010, there were no material transfers between Level 1 and Level 2.

As there are no Level 3 assets for either period, a presentation of the reconciliation of Level 3 assets is not required at this time.

Note 4:	Taxes

Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential Management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in the future years for any federal income taxes that would be attributable to the contracts.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2010 were as follows:

	Purchases	Sales
Prudential Money Market Portfolio	$783,545	$(1,228,632)
Prudential Flexible Managed Portfolio	$799,987	$(929,718)

A50

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
Prudential Stock Index Portfolio	$1,910,531	$(3,359,756)
Prudential Equity Portfolio	$872,858	$(1,348,413)
Neuberger Berman AMT Short Duration Bond Portfolio	$425,899	$(417,000)
DWS High Income Portfolio	$833,674	$(596,243)
MFS – Research Series Portfolio	$807,766	$(1,156,088)
Dreyfus Variable Investment Opportunistic Small Cap Portfolio	$1,498,003	$(2,054,084)
Franklin Templeton Foreign Securities Fund – Class 2	$996,083	$(1,154,040)
Franklin Templeton Developing Markets Securities Fund – Class 2	$803,023	$(814,156)
Prudential Diversified Bond Portfolio	$31,709	$(214,364)
Prudential High Yield Bond Portfolio	$77,576	$(68,219)
Prudential Value Portfolio	$80,071	$(85,862)
Prudential Jennison Portfolio	$493,646	$(498,324)
Prudential Global Portfolio	$44,197	$(165,566)
American Century VP Balanced Fund	$4,028	$(2,332)
American Century VP International Fund	$4,202	$(1,324)
American Century VP Value Fund	$16,217	$(46,849)
T.Rowe Price Mid-Cap Growth Portfolio	$1,184,071	$(647,328)
T.Rowe Price New America Growth Portfolio	$100,854	$(41,788)
Prudential Small Capitalization Stock Portfolio	$279,880	$(193,305)
MFS VIT Research Bond Series Portfolio	$3,190	$(88,463)
T.Rowe Price Equity Income Portfolio	$1,516,205	$(1,422,300)
Neuberger Berman AMT Partners Portfolio	$63,073	$(21,891)
Janus Aspen Worldwide Portfolio – Institutional Shares	$1,738	$(118,321)
MFS VIT Strategic Income Series Portfolio	$2,653	$(4,487)
Janus Aspen Janus Portfolio – Institutional Shares	$16,558	$(25,825)
Janus Aspen Overseas Portfolio – Institutional Shares	$28,045	$(42,568)
Lazard U.S. Small Mid Cap Equity Portfolio	$11,835	$(14,277)
Janus Aspen Enterprise Portfolio – Institutional Shares	$668,487	$(911,921)
AllianceBernstein Real Estate Investment Portfolio	$43,312	$(18,330)
DWS Government & Agency Securities VIP	$782	$(3,908)
Prudential Conservative Balanced Portfolio	$584,487	$(433,361)
Prudential Jennison 20/20 Focus Portfolio	$50,312	$(9,644)
Dreyfus Variable Investment Fund International Equity Portfolio	$163,714	$(31,384)
DWS Dreman Small Mid Cap Value VIP Portfolio	$28,153	$(9,243)
Lazard Retirement Emerging Markets Equity Portfolio	$1,213,673	$(32,114)
T. Rowe Price Personal Strategy Balanced Portfolio	$96,399	$(30,862)
Franklin Templeton Growth Securities Fund	$—	$(63)
Neuberger Berman Advisers Management Trust Growth Portfolio	$—	$(66)
Prudential Government Income Portfolio	$39	$(65)
T. Rowe Price International Stock Portfolio	$—	$(77)
DWS Bond VIP	$—	$—
AIM V.I. Core Equity Fund	$1,900	$(2,462)
Van Eck Global Worldwide Emerging Markets Fund	$—	$—
Fidelity VIP Equity-Income Portfolio – Service Class	$14,933	$(797)
DWS Dreman Strategic Income VIP	$—	$—
PIMCO Long-Term U.S Portfolio	$17,271	$(1,278)
PIMCO Real Return Portfolio	$—	$(90,520)
DWS Global Thematic VIP	$—	$—
DWS Capital Growth VIP	$76,283	$(53,971)
PIMCO All Asset Portfolio	$—	$—
Franklin Templeton Mutual Discovery Securities Fund – Class 2	$37,952	$(3,521)
PIMCO Global Bond Portfolio	$—	$—
PIMCO Total Return Portfolio	$18,542	$(145,284)
Fidelity VIP Investment Grade Bond Portfolio – Service Class	$—	$—
Fidelity VIP Overseas Portfolio – Service Class	$—	$—
AllianceBernstein VPS International Growth Portfolio	$60,974	$(19,240)
AllianceBernstein VPS International Value Portfolio	$46,317	$(11,434)
Fidelity VIP Freedom 2015 Portfolio	$69,048	$(48,439)
Prudential SP Strategic Partners Focused Growth Portfolio	$—	$(10,135)
AIM V.I. International Growth Fund	$17,032	$(867)
Franklin Templeton Large Cap Value Securities Fund	$18,931	$(599)

A51

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
Franklin Templeton Global Bond Fund – Class 2	$80,756	$(22,794)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	$51,256	$(86,490)
Neuberger Berman AMT Mid-Cap Growth Portfolio	$44,647	$(1,675)
Fidelity VIP Mid Cap Portfolio – Service Class	$50,987	$(12,793)
Franklin Templeton Strategic Income Securities Fund – Class 2	$14,530	$(24,091)
Fidelity VIP Value Strategies Portfolio – Service Class	$37,829	$(2,133)
Fidelity VIP Money Market Portfolio	$182,688	$(144,211)
DWS Blue Chip VIP	$—	$—
Neuberger Berman AMT Socially Responsive Portfolio	$—	$—
Prudential SP Growth Asset Allocation Portfolio	$12,082	$(524)
Fidelity VIP Freedom 2025 Portfolio	$5,121	$(43,406)
Fidelity VIP Contrafund Portfolio – Service Class	$20,010	$(7,337)
Prudential Natural Resources Portfolio	$164	$(94)
Van Eck Worldwide Hard Assets Fund	$—	$—
Fidelity VIP Freedom 2020 Portfolio – Service Class	$5,202	$(932)
Fidelity VIP Index 500 Portfolio – Service Class	$264,929	$(164,238)
PIMCO Low Duration Portfolio	$57,043	$(12,492)
PIMCO Short-Term Portfolio	$208,848	$(7,353)
DWS Dreman High Return Equity VIP	$17,294	$(1,701)
DWS Small Cap Index VIP	$28,365	$(20,636)
Franklin Templeton Global Asset Allocation Fund – Class 2	$5,735	$(30,566)
Royce Micro-Cap Portfolio	$33,614	$(5,060)
Royce Small-Cap Portfolio	$3,525	$(400)
AllianceBernstein VPS Small Cap Growth Portfolio	$97,876	$(34,206)
AIM V.I. Small Cap Equity Fund	$8,982	$(323)
Franklin Templeton Small Cap Value Securities Fund – Class 2	$107,155	$(47,350)
Van Eck Multi Manager Alternatives Fund	$—	$—
Fidelity VIP Freedom 2030 Portfolio	$5,087	$(2,288)
DWS Technology VIP	$—	$—
AIM V.I. Utilities Fund	$—	$—
Fidelity VIP Value Leaders Portfolio	$—	$—
Lazard Retirement International Equity Portfolio	$43,917	$(64,971)
AIM V.I. Government Securities Fund	$—	$—
JP Morgan Insurance Trust Core Bond Portfolio	$3,679	$(1,623)
AST Balanced Asset Allocation Portfolio	$4,358	$(118)
AST Aggressive Asset Allocation Portfolio	$12,985	$(628)
AST Preservation Asset Allocation Portfolio	$98,823	$(11,069)
JP Morgan Insurance Trust U.S. Equity Portfolio	$2,282	$(916)
JP Morgan Insurance Trust International Equity Portfolio	$1,636	$(705)
JP Morgan Insurance Trust Small Cap Portfolio	$2,182	$(1,708)

Note 6:	Related Party Transactions

PFI and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping. administrative, and customer service functions.

The Series Funds have management agreements with Prudential Investment LLC (“PI”) and AST Investment Services, Inc, indirect, wholly-owned subsidiaries of PFI (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors’ performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of PFI, which

A52

Note 6:	Related Party Transactions (Continued)

acts as the distributor of the Class I and Class II shares of the Series Fund. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund.

The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of the Series Funds.

Note 7:	Financial Highlights

The following table was developed by determining which products offered by The Prudential Variable Contract Account GI-2 and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods, were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by GI-2 as contract holders may not have selected all available and applicable contract options.

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total returns for the years ended December 31, 2010, 2009, 2008, 2007 and 2006 were as follows:

	At year ended						For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest — Highest
	Prudential Money Market Portfolio
December 31, 2010	285	$13.54	to	$13.54	$3,863	0.03%	0.45%		-0.41%	to	-0.41%
December 31, 2009	317	$13.60	to	$13.60	$4,307	0.41%	0.45%		-0.07%	to	-0.07%
December 31, 2008	355	$13.61	to	$13.61	$4,829	2.59%	0.45%		2.18%	to	2.18%
December 31, 2007	324	$13.32	to	$13.32	$4,315	4.94%	0.45%		4.63%	to	4.63%
December 31, 2006	341	$12.73	to	$12.73	$4,339	4.65%	0.45%		4.26%	to	4.26%

	Prudential Flexible Managed Portfolio
December 31, 2010	278	$1.38	to	$14.64	$3,944	2.26%	0.45%	*	11.54%	to	12.03%
December 31, 2009	287	$1.23	to	$13.13	$3,649	3.50%	0.45%	*	19.47%	to	23.00%
December 31, 2008	267	$10.99	to	$10.99	$2,931	2.93%	0.45%		-25.19%	to	-25.19%
December 31, 2007	260	$14.69	to	$14.69	$3,824	2.46%	0.45%		5.91%	to	5.91%
December 31, 2006	252	$13.87	to	$13.87	$3,497	1.94%	0.45%		11.67%	to	11.67%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Prudential Stock Index Portfolio
December 31, 2010	1,032	$12.82	to	$12.82	$13,230	1.79%	0.45%		14.07%	to	14.07%
December 31, 2009	1,151	$11.24	to	$11.24	$12,933	2.81%	0.45%		25.59%	to	25.59%
December 31, 2008	1,125	$8.95	to	$8.95	$10,081	2.24%	0.45%		-37.28%	to	-37.28%
December 31, 2007	1,096	$14.27	to	$14.27	$15,632	1.65%	0.45%		4.70%	to	4.70%
December 31, 2006	1,088	$13.63	to	$13.63	$14,829	1.67%	0.45%		15.02%	to	15.02%

	Prudential Equity Portfolio
December 31, 2010	367	$1.05	to	$14.45	$5,122	0.80%	0.45%	*	11.40%	to	11.90%
December 31, 2009	415	$0.94	to	$12.97	$5,070	1.62%	0.45%	*	37.54%	to	38.24%
December 31, 2008	393	$0.68	to	$9.43	$3,618	1.43%	0.45%	*	-38.45%	to	-38.18%
December 31, 2007	370	$1.10	to	$15.32	$5,525	1.11%	0.45%		8.81%	to	10.00%
December 31, 2006	348	$14.08	to	$14.08	$4,898	1.13%	0.45%		12.10%	to	12.10%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

A53

Note 7:	Financial Highlights (Continued)

	At year ended						For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest — Highest
	Neuberger Berman AMT Short Duration Bond Portfolio
December 31, 2010	104	$14.06	to	$14.06	$1,456	5.49%	0.45%		4.81%	to	4.81%
December 31, 2009	103	$13.41	to	$13.41	$1,375	8.14%	0.45%		12.78%	to	12.78%
December 31, 2008	103	$11.89	to	$11.89	$1,230	4.92%	0.45%		-13.84%	to	-13.84%
December 31, 2007	97	$13.80	to	$13.80	$1,344	2.90%	0.45%		4.31%	to	4.31%
December 31, 2006	86	$13.23	to	$13.23	$1,138	3.30%	0.45%		3.76%	to	3.76%

	DWS High Income Portfolio
December 31, 2010	193	$17.13	to	$17.13	$3,298	7.64%	0.45%		13.49%	to	13.49%
December 31, 2009	177	$15.09	to	$15.09	$2,672	10.73%	0.45%		39.34%	to	39.34%
December 31, 2008	170	$10.83	to	$10.83	$1,841	11.23%	0.45%		-24.27%	to	-24.27%
December 31, 2007	163	$14.30	to	$14.30	$2,336	7.90%	0.45%		0.49%	to	0.49%
December 31, 2006	151	$14.23	to	$14.23	$2,146	7.63%	0.45%		9.97%	to	9.97%

	MFS VIT Research Series Portfolio
December 31, 2010	439	$13.27	to	$13.27	$5,827	0.95%	0.45%		15.38%	to	15.38%
December 31, 2009	468	$11.50	to	$11.50	$5,378	1.48%	0.45%		29.94%	to	29.94%
December 31, 2008	459	$8.85	to	$8.85	$4,062	0.54%	0.45%		-36.38%	to	-36.38%
December 31, 2007	447	$13.91	to	$13.91	$6,219	0.69%	0.45%		12.72%	to	12.72%
December 31, 2006	441	$12.34	to	$12.34	$5,438	0.51%	0.45%		9.98%	to	9.98%

	Dreyfus Opportunistic Small Cap Portfolio
December 31, 2010	569	$14.93	to	$14.93	$8,494	0.78%	0.45%		30.57%	to	30.57%
December 31, 2009	611	$11.44	to	$11.44	$6,992	1.66%	0.45%		25.58%	to	25.58%
December 31, 2008	568	$9.11	to	$9.11	$5,180	0.91%	0.45%		-37.90%	to	-37.90%
December 31, 2007	528	$14.67	to	$14.67	$7,751	0.76%	0.45%		-11.47%	to	-11.47%
December 31, 2006	523	$16.57	to	$16.57	$8,665	0.41%	0.45%		3.30%	to	3.30%

	Franklin Templeton Foreign Securities Fund – Class 2
December 31, 2010	283	$15.78	to	$15.78	$4,459	1.92%	0.45%		7.92%	to	7.92%
December 31, 2009	294	$14.62	to	$14.62	$4,295	3.01%	0.45%		36.51%	to	36.51%
December 31, 2008	284	$10.71	to	$10.71	$3,046	2.36%	0.45%		-40.66%	to	-40.66%
December 31, 2007	260	$18.05	to	$18.05	$4,700	1.96%	0.45%		14.97%	to	14.97%
December 31, 2006	235	$15.70	to	$15.70	$3,683	1.24%	0.45%		20.86%	to	20.86%

	Franklin Templeton Developing Markets Securities Fund – Class 2
December 31, 2010	110	$35.74	to	$35.74	$3,932	1.62%	0.45%		17.07%	to	17.07%
December 31, 2009	110	$30.53	to	$30.53	$3,356	3.75%	0.45%		71.90%	to	71.90%
December 31, 2008	102	$17.76	to	$17.76	$1,818	2.61%	0.45%		-52.92%	to	-52.92%
December 31, 2007	94	$37.72	to	$37.72	$3,560	2.31%	0.45%		28.21%	to	28.21%
December 31, 2006	84	$29.42	to	$29.42	$2,460	1.10%	0.45%		27.52%	to	27.52%

	Prudential Diversified Bond Portfolio
December 31, 2010	47	$1.34	to	$19.78	$610	4.20%	0.45%	*	10.08%	to	10.57%
December 31, 2009	54	$1.21	to	$17.97	$726	4.75%	0.45%	*	19.96%	to	21.00%
December 31, 2008	50	$1.00	to	$14.98	$611	5.14%	0.45%	*	-3.85%	to	-3.85%
December 31, 2007	53	$1.04	to	$15.58	$685	5.10%	0.45%	*	4.00%	to	5.20%
December 31, 2006	41	$14.81	to	$14.81	$600	4.87%	0.45%		4.52%	to	4.52%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Prudential High Yield Bond Portfolio
December 31, 2010	44	$1.31	to	$19.17	$654	8.36%	0.45%	*	13.55%	to	14.05%
December 31, 2009	58	$1.15	to	$16.88	$564	9.51%	0.45%	*	46.53%	to	47.16%
December 31, 2008	42	$0.78	to	$11.52	$377	8.72%	0.45%	*	-22.63%	to	-22.00%
December 31, 2007	43	$1.00	to	$14.89	$498	7.04%	0.45%	*	0.00%	to	2.20%
December 31, 2006	38	$14.57	to	$14.57	$549	7.85%	0.45%		9.79%	to	9.79%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Prudential Value Portfolio
December 31, 2010	52	$0.97	to	$18.77	$355	0.88%	0.45%	*	13.35%	to	13.86%
December 31, 2009	82	$0.85	to	$16.56	$319	2.00%	0.45%	*	41.42%	to	41.67%
December 31, 2008	26	$0.60	to	$11.71	$195	1.85%	0.45%	*	-42.60%	to	-42.31%
December 31, 2007	27	$1.04	to	$20.40	$348	1.42%	0.45%	*	2.72%	to	4.00%
December 31, 2006	16	$19.86	to	$19.86	$323	1.51%	0.45%		19.42%	to	19.42%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

A54

Note 7:	Financial Highlights (Continued)

	At year ended						For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest — Highest
	Prudential Jennison Portfolio
December 31, 2010	184	$11.02	to	$11.02	$2,030	0.43%	0.45%		11.45%	to	11.45%
December 31, 2009	185	$9.89	to	$9.89	$1,824	0.69%	0.45%		42.51%	to	42.51%
December 31, 2008	181	$6.94	to	$6.94	$1,259	0.53%	0.45%		-37.59%	to	-37.59%
December 31, 2007	158	$11.12	to	$11.12	$1,755	0.32%	0.45%		11.53%	to	11.53%
December 31, 2006	137	$9.97	to	$9.97	$1,362	0.32%	0.45%		1.32%	to	1.32%

	Prudential Global Portfolio
December 31, 2010	84	$0.93	to	$13.18	$209	1.37%	0.45%	*	12.23%	to	12.74%
December 31, 2009	71	$0.83	to	$11.74	$300	2.97%	0.45%	*	30.88%	to	31.75%
December 31, 2008	32	$0.63	to	$8.97	$204	1.75%	0.45%	*	-43.23%	to	-42.73%
December 31, 2007	36	$1.10	to	$15.80	$422	1.07%	0.45%	*	10.00%	to	10.03%
December 31, 2006	29	$14.36	to	$14.36	$415	0.63%	0.45%		19.07%	to	19.07%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	American Century VP Balanced Fund
December 31, 2010	6	$14.21	to	$14.21	$87	1.91%	0.45%		11.14%	to	11.14%
December 31, 2009	6	$12.78	to	$12.78	$76	6.04%	0.45%		14.93%	to	14.93%
December 31, 2008	11	$11.12	to	$11.12	$126	2.55%	0.45%		-20.68%	to	-20.68%
December 31, 2007	12	$14.02	to	$14.02	$161	2.11%	0.45%		4.47%	to	4.47%
December 31, 2006	13	$13.42	to	$13.42	$168	1.88%	0.45%		9.11%	to	9.11%

	American Century VP International Fund
December 31, 2010	6	$13.67	to	$13.67	$78	2.25%	0.45%		12.79%	to	12.79%
December 31, 2009	5	$12.12	to	$12.12	$66	1.97%	0.45%		33.19%	to	33.19%
December 31, 2008	6	$9.10	to	$9.10	$55	0.81%	0.45%		-45.08%	to	-45.08%
December 31, 2007	6	$16.57	to	$16.57	$98	0.66%	0.45%		17.60%	to	17.60%
December 31, 2006	6	$14.09	to	$14.09	$82	1.53%	0.45%		24.47%	to	24.47%

	American Century VP Value Fund
December 31, 2010	17	$19.42	to	$19.42	$325	2.19%	0.45%		12.92%	to	12.92%
December 31, 2009	18	$17.20	to	$17.20	$317	5.63%	0.45%		19.36%	to	19.36%
December 31, 2008	22	$14.41	to	$14.41	$314	2.44%	0.45%		-27.11%	to	-27.11%
December 31, 2007	24	$19.77	to	$19.77	$483	1.55%	0.45%		-5.54%	to	-5.54%
December 31, 2006	24	$20.93	to	$20.93	$511	1.33%	0.45%		18.12%	to	18.12%

	T.Rowe Price Mid-Cap Growth Portfolio
December 31, 2010	140	$26.72	to	$26.72	$3,750	0.00%	0.45%		27.55%	to	27.55%
December 31, 2009	116	$20.95	to	$20.95	$2,435	0.13%	0.45%		45.08%	to	45.08%
December 31, 2008	100	$14.44	to	$14.44	$1,442	0.00%	0.45%		-40.06%	to	-40.06%
December 31, 2007	84	$24.09	to	$24.09	$2,028	0.25%	0.45%		17.00%	to	17.00%
December 31, 2006	69	$20.59	to	$20.59	$1,418	0.00%	0.45%		6.19%	to	6.19%

	T.Rowe Price New America Growth Portfolio
December 31, 2010	23	$12.77	to	$12.77	$292	0.22%	0.45%		19.12%	to	19.12%
December 31, 2009	18	$10.72	to	$10.72	$188	0.00%	0.45%		49.10%	to	49.10%
December 31, 2008	18	$7.19	to	$7.19	$131	0.00%	0.45%		-38.55%	to	-38.55%
December 31, 2007	17	$11.70	to	$11.70	$201	0.00%	0.45%		13.26%	to	13.26%
December 31, 2006	16	$10.33	to	$10.33	$162	0.05%	0.45%		6.94%	to	6.94%

	Prudential Small Capitalization Stock Portfolio
December 31, 2010	24	$26.05	to	$26.05	$614	0.57%	0.45%		25.37%	to	25.37%
December 31, 2009	19	$20.78	to	$20.78	$390	1.85%	0.45%		24.66%	to	24.66%
December 31, 2008	20	$16.67	to	$16.67	$330	1.15%	0.45%		-31.34%	to	-31.34%
December 31, 2007	20	$24.28	to	$24.28	$489	0.59%	0.45%		-0.98%	to	-0.98%
December 31, 2006	22	$24.52	to	$24.52	$530	0.54%	0.45%		14.15%	to	14.15%

	MFS VIT Research Bond Series Portfolio
December 31, 2010	11	$18.60	to	$18.60	$208	2.99%	0.45%		6.99%	to	6.99%
December 31, 2009	16	$17.38	to	$17.38	$275	4.63%	0.45%		15.64%	to	15.64%
December 31, 2008	18	$15.03	to	$15.03	$268	2.92%	0.45%		-2.84%	to	-2.84%
December 31, 2007	18	$15.47	to	$15.47	$279	3.13%	0.45%		3.76%	to	3.76%
December 31, 2006	22	$14.91	to	$14.91	$324	4.18%	0.45%		3.61%	to	3.61%

A55

Note 7:	Financial Highlights (Continued)

	At year ended						For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest — Highest
	T.Rowe Price Equity Income Portfolio
December 31, 2010	342	$15.75	to	$15.75	$5,379	1.95%	0.45%		14.51%	to	14.51%
December 31, 2009	333	$13.75	to	$13.75	$4,580	2.05%	0.45%		25.00%	to	25.00%
December 31, 2008	308	$11.00	to	$11.00	$3,395	2.41%	0.45%		-36.42%	to	-36.42%
December 31, 2007	270	$17.30	to	$17.30	$4,676	1.76%	0.45%		2.85%	to	2.85%
December 31, 2006	226	$16.82	to	$16.82	$3,802	1.62%	0.45%		18.45%	to	18.45%

	Neuberger Berman AMT Partners Portfolio
December 31, 2010	185	$0.91	to	$14.34	$186	0.76%	0.45%	*	15.15%	to	15.67%
December 31, 2009	130	$0.79	to	$12.45	$120	3.79%	0.45%	*	55.43%	to	56.23%
December 31, 2008	12	$0.50	to	$8.01	$20	0.52%	0.45%	*	-52.83%	to	-52.63%
December 31, 2007	12	$1.06	to	$16.91	$46	0.66%	0.45%	*	6.00%	to	8.82%
December 31, 2006	2	$15.54	to	$15.54	$31	0.84%	0.45%		11.80%	to	11.80%

* This expense ratio applies the Group Variable Universal Life Subaccount only.

	Janus Aspen Worldwide Portfolio – Institutional Shares
December 31, 2010	48	$11.00	to	$11.00	$530	0.62%	0.45%		15.32%	to	15.32%
December 31, 2009	59	$9.54	to	$9.54	$562	1.45%	0.45%		37.07%	to	37.07%
December 31, 2008	66	$6.96	to	$6.96	$458	1.22%	0.45%		-44.94%	to	-44.94%
December 31, 2007	71	$12.64	to	$12.64	$894	0.76%	0.45%		9.15%	to	9.15%
December 31, 2006	73	$11.58	to	$11.58	$841	1.78%	0.45%		17.68%	to	17.68%

	MFS VIT Strategic Income Series Portfolio
December 31, 2010	4	$18.50	to	$18.50	$79	4.84%	0.45%		9.62%	to	9.62%
December 31, 2009	4	$16.88	to	$16.88	$74	12.02%	0.45%		23.75%	to	23.75%
December 31, 2008	6	$13.64	to	$13.64	$77	6.20%	0.45%		-12.45%	to	-12.45%
December 31, 2007	6	$15.58	to	$15.58	$88	5.05%	0.45%		3.18%	to	3.18%
December 31, 2006	6	$15.10	to	$15.10	$92	5.23%	0.45%		6.26%	to	6.26%

	Janus Aspen Janus Portfolio – Institutional Shares
December 31, 2010	10	$10.84	to	$10.84	$106	1.06%	0.45%		14.01%	to	14.01%
December 31, 2009	11	$9.51	to	$9.51	$102	0.55%	0.45%		35.86%	to	35.86%
December 31, 2008	11	$7.00	to	$7.00	$77	0.72%	0.45%		-40.02%	to	-40.02%
December 31, 2007	12	$11.67	to	$11.67	$144	0.72%	0.45%		14.52%	to	14.52%
December 31, 2006	15	$10.19	to	$10.19	$149	0.49%	0.45%		10.88%	to	10.88%

	Janus Aspen Overseas Portfolio – Institutional Shares
December 31, 2010	8	$29.30	to	$29.30	$230	0.69%	0.45%		24.76%	to	24.76%
December 31, 2009	8	$23.49	to	$23.49	$198	0.58%	0.45%		78.77%	to	78.77%
December 31, 2008	8	$13.14	to	$13.14	$112	1.17%	0.45%		-52.34%	to	-52.34%
December 31, 2007	9	$27.57	to	$27.57	$257	0.64%	0.45%		27.76%	to	27.76%
December 31, 2006	9	$21.58	to	$21.58	$205	2.06%	0.45%		46.40%	to	46.40%

	Lazard U.S. Small Mid Cap Equity Portfolio
December 31, 2010	5	$18.23	to	$18.23	$82	0.31%	0.45%		23.18%	to	23.18%
December 31, 2009	5	$14.80	to	$14.80	$69	0.00%	0.45%		52.11%	to	52.11%
December 31, 2008	5	$9.73	to	$9.73	$44	0.00%	0.45%		-36.78%	to	-36.78%
December 31, 2007	4	$15.39	to	$15.39	$62	0.00%	0.45%		-7.62%	to	-7.62%
December 31, 2006	4	$16.66	to	$16.66	$59	0.00%	0.45%		15.61%	to	15.61%

	Janus Aspen Enterprise Portfolio – Institutional Shares
December 31, 2010	206	$14.01	to	$14.01	$2,885	0.07%	0.45%		25.30%	to	25.30%
December 31, 2009	226	$11.18	to	$11.18	$2,531	0.00%	0.45%		44.26%	to	44.26%
December 31, 2008	206	$7.75	to	$7.75	$1,602	0.27%	0.45%		-44.00%	to	-44.00%
December 31, 2007	176	$13.84	to	$13.84	$2,436	0.23%	0.45%		21.51%	to	21.51%
December 31, 2006	143	$11.39	to	$11.39	$1,624	0.00%	0.45%		13.11%	to	13.11%

	AllianceBernstein Real Estate Investment Portfolio
December 31, 2010	13	$0.85	to	$25.43	$72	1.29%	0.45%	*	25.79%	to	26.34%
December 31, 2009	11	$0.68	to	$20.22	$36	2.84%	0.45%	*	28.95%	to	30.77%
December 31, 2008	11	$0.52	to	$15.68	$24	2.20%	0.45%	*	-36.00%	to	-35.80%
December 31, 2007	13	$0.81	to	$24.50	$78	1.37%	0.45%	*	-19.00%	to	-14.93%
December 31, 2006	3	$28.80	to	$28.80	$80	1.97%	0.45%		34.64%	to	34.64%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

A56

Note 7:	Financial Highlights (Continued)

	At year ended						For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest — Highest
	DWS Government & Agency Securities Portfolio VIP
December 31, 2010	11	$1.26	to	$14.93	$20	4.68%	0.45%	*	6.13%	to	6.61%
December 31, 2009	11	$1.18	to	$14.06	$22	4.32%	0.45%	*	7.57%	to	8.26%
December 31, 2008	11	$1.09	to	$13.07	$20	4.76%	0.45%	*	4.48%	to	4.81%
December 31, 2007	11	$1.04	to	$12.51	$20	4.92%	0.45%	*	4.00%	to	5.48%
December 31, 2006	1	$11.86	to	$11.86	$11	3.66%	0.45%		3.67%	to	3.67%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Prudential Conservative Balanced Portfolio
December 31, 2010	91	$1.36	to	$13.34	$1,056	2.26%	0.45%	*	11.25%	to	11.74%
December 31, 2009	76	$1.21	to	$12.00	$803	3.84%	0.45%	*	19.52%	to	21.00%
December 31, 2008	66	$10.04	to	$10.04	$665	3.17%	0.45%		-21.75%	to	-21.75%
December 31, 2007	47	$12.83	to	$12.83	$601	3.73%	0.45%		5.60%	to	5.60%
December 31, 2006	29	$12.15	to	$12.15	$348	2.43%	0.45%		9.95%	to	9.95%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Prudential Jennison 20/20 Focus Portfolio**** (became available January 20, 2009)
December 31, 2010	4	$12.87	to	$12.87	$46	0.00%	0.45%		7.34%	to	7.34%
December 31, 2009	0	$11.99	to	$11.99	$1	0.00%	0.45%		19.90%	to	19.90%

	Dreyfus Variable International Equity Portfolio (became available January 20, 2009)
December 31, 2010	14	$12.73	to	$12.73	$172	1.49%	0.45%		9.54%	to	9.54%
December 31, 2009	2	$11.62	to	$11.62	$25	0.00%	0.45%		16.20%	to	16.20%

	DWS Dreman Small Mid Cap Value VIP Portfolio**** (became available January 20, 2009)
December 31, 2010	2	$14.58	to	$14.58	$27	0.91%	0.45%		22.52%	to	22.52%
December 31, 2009	0	$11.90	to	$11.90	$5	0.00%	0.45%		19.00%	to	19.00%

	Lazard Retirement Emerging Markets Equity Portfolio (became available January 20, 2009)
December 31, 2010	101	$1.91	to	$14.25	$1,322	3.17%	0.45%	*	22.15%	to	22.69%
December 31, 2009	10	$1.56	to	$11.67	$19	4.30%	0.45%	*	16.70%	to	56.00%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	T. Rowe Price Personal Strategy Balanced Portfolio (became available January 20, 2009)
December 31, 2010	7	$12.36	to	$12.36	$81	2.87%	0.45%		13.20%	to	13.20%
December 31, 2009	1	$10.91	to	$10.91	$10	2.21%	0.45%		9.10%	to	9.10%

	Franklin Templeton Growth Securities Fund (became available February 10, 2009)
December 31, 2010	1	$15.19	to	$15.19	$15	1.36%	0.45%		6.91%	to	6.91%
December 31, 2009	1	$14.20	to	$14.20	$14	3.10%	0.45%		42.00%	to	42.00%

	Neuberger Berman Advisers Management Trust Growth Portfolio (became available February 10, 2009)
December 31, 2010	1	$17.53	to	$17.53	$18	0.00%	0.45%		30.76%	to	30.76%
December 31, 2009	1	$13.41	to	$13.41	$13	0.00%	0.45%		34.10%	to	34.10%

	Prudential Government Income Portfolio (became available February 10, 2009)
December 31, 2010	1	$11.43	to	$11.43	$11	2.89%	0.45%		6.51%	to	6.51%
December 31, 2009	1	$10.73	to	$10.73	$11	3.09%	0.45%		7.30%	to	7.30%

	T. Rowe Price International Stock Portfolio (became available February 10, 2009)
December 31, 2010	1	$19.01	to	$19.01	$19	0.96%	0.45%		13.95%	to	13.95%
December 31, 2009	1	$16.68	to	$16.68	$17	2.73%	0.45%		66.80%	to	66.80%

A57

Note 7:	Financial Highlights (Continued)

	At year ended						For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest — Highest
	DWS Bond VIP (became available March 26, 2007)
December 31, 2010	10	$1.00	to	$1.00	$10	4.27%	0.00%	6.79%	to	6.79%
December 31, 2009	10	$0.94	to	$0.94	$9	8.19%	0.00%	10.59%	to	10.59%
December 31, 2008	10	$0.85	to	$0.85	$9	5.51%	0.00%	-16.67%	to	-16.67%
December 31, 2007	10	$1.02	to	$1.02	$10	4.68%	0.00%	2.00%	to	2.00%

	AIM V.I. Core Equity Fund (became available March 26, 2007)
December 31, 2010	12	$1.03	to	$1.03	$13	0.96%	0.00%	9.56%	to	9.56%
December 31, 2009	13	$0.94	to	$0.94	$12	2.36%	0.00%	27.03%	to	27.03%
December 31, 2008	10	$0.74	to	$0.74	$7	2.24%	0.00%	-29.52%	to	-29.52%
December 31, 2007	10	$1.05	to	$1.05	$11	1.12%	0.00%	5.00%	to	5.00%

	Van Eck Worldwide Emerging Markets Fund (became available April 9, 2007)
December 31, 2010	10	$1.21	to	$1.21	$12	0.57%	0.00%	26.84%	to	26.84%
December 31, 2009	10	$0.95	to	$0.95	$10	0.16%	0.00%	111.11%	to	111.11%
December 31, 2008	10	$0.45	to	$0.45	$4	0.00%	0.00%	-64.57%	to	-64.57%
December 31, 2007	10	$1.27	to	$1.27	$13	0.00%	0.00%	27.00%	to	27.00%

	Fidelity VIP Equity-Income Portfolio – Service Class (became available April 30, 2007)
December 31, 2010	47	$0.82	to	$0.82	$39	2.19%	0.00%	15.09%	to	15.09%
December 31, 2009	28	$0.71	to	$0.71	$20	3.08%	0.00%	29.09%	to	29.09%
December 31, 2008	10	$0.55	to	$0.55	$5	2.50%	0.00%	-42.71%	to	-42.71%
December 31, 2007	10	$0.96	to	$0.96	$10	1.91%	0.00%	-4.00%	to	-4.00%

	DWS Dreman Strategic Income VIP (became available March 26, 2007)
December 31, 2010	10	$1.29	to	$1.29	$13	6.35%	0.00%	10.05%	to	10.05%
December 31, 2009	10	$1.17	to	$1.17	$12	5.00%	0.00%	21.88%	to	21.88%
December 31, 2008	10	$0.96	to	$0.96	$10	6.12%	0.00%	-7.69%	to	-7.69%
December 31, 2007	10	$1.04	to	$1.04	$10	5.97%	0.00%	4.00%	to	4.00%

	PIMCO Long-Term U.S Portfolio (became available April 9, 2007)
December 31, 2010	34	$1.37	to	$1.37	$46	3.64%	0.00%	11.61%	to	11.61%
December 31, 2009	22	$1.23	to	$1.23	$27	3.79%	0.00%	-3.91%	to	-3.91%
December 31, 2008	10	$1.28	to	$1.28	$13	3.72%	0.00%	17.43%	to	17.43%
December 31, 2007	10	$1.09	to	$1.09	$11	3.63%	0.00%	9.00%	to	9.00%

	PIMCO Real Return Portfolio (became available April 9, 2007)
December 31, 2010	10	$1.29	to	$1.29	$13	1.44%	0.00%	8.10%	to	8.10%
December 31, 2009	82	$1.20	to	$1.20	$99	2.23%	0.00%	18.81%	to	18.81%
December 31, 2008	10	$1.01	to	$1.01	$10	3.53%	0.00%	-7.34%	to	-7.34%
December 31, 2007	10	$1.09	to	$1.09	$11	3.58%	0.00%	9.00%	to	9.00%

	DWS Global Thematic VIP (became available March 26, 2007)
December 31, 2010	10	$0.87	to	$0.87	$9	0.95%	0.00%	13.65%	to	13.65%
December 31, 2009	10	$0.77	to	$0.77	$8	1.49%	0.00%	45.28%	to	45.28%
December 31, 2008	10	$0.53	to	$0.53	$5	1.52%	0.00%	-48.04%	to	-48.04%
December 31, 2007	10	$1.02	to	$1.02	$10	0.60%	0.00%	2.00%	to	2.00%

	DWS Capital Growth VIP (became available March 26, 2007)
December 31, 2010	162	$1.10	to	$1.10	$178	0.99%	0.00%	16.71%	to	16.71%
December 31, 2009	140	$0.94	to	$0.94	$131	0.25%	0.00%	27.03%	to	27.03%
December 31, 2008	10	$0.74	to	$0.74	$7	1.05%	0.00%	-32.73%	to	-32.73%
December 31, 2007	10	$1.10	to	$1.10	$11	0.59%	0.00%	10.00%	to	10.00%

	PIMCO All Asset Portfolio (became available April 9, 2007)
December 31, 2010	10	$1.22	to	$1.22	$12	7.40%	0.00%	13.09%	to	13.09%
December 31, 2009	10	$1.08	to	$1.08	$11	7.22%	0.00%	21.35%	to	21.35%
December 31, 2008	10	$0.89	to	$0.89	$9	6.15%	0.00%	-16.04%	to	-16.04%
December 31, 2007	10	$1.06	to	$1.06	$11	6.96%	0.00%	6.00%	to	6.00%

A58

Note 7:	Financial Highlights (Continued)

	At year ended						For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest — Highest
	Franklin Templeton Mutual Discovery Securities Fund – Class 2 (became available March 26, 2007)
December 31, 2010	63	$1.06	to	$1.06	$67	1.56%	0.00%		11.96%	to	11.96%
December 31, 2009	28	$0.94	to	$0.94	$26	1.34%	0.00%		22.08%	to	22.08%
December 31, 2008	10	$0.77	to	$0.77	$8	2.24%	0.00%		-28.04%	to	-28.04%
December 31, 2007	10	$1.07	to	$1.07	$11	1.41%	0.00%		7.00%	to	7.00%

	PIMCO Global Bond Portfolio (became available April 9, 2007)
December 31, 2010	10	$1.41	to	$1.41	$14	2.73%	0.00%		11.64%	to	11.64%
December 31, 2009	10	$1.26	to	$1.26	$13	3.16%	0.00%		16.67%	to	16.67%
December 31, 2008	10	$1.08	to	$1.08	$11	3.36%	0.00%		-0.92%	to	-0.92%
December 31, 2007	10	$1.09	to	$1.09	$11	2.58%	0.00%		9.00%	to	9.00%

	PIMCO Total Return Portfolio (became available April 9, 2007)
December 31, 2010	37	$1.39	to	$1.39	$51	2.41%	0.00%		8.11%	to	8.11%
December 31, 2009	130	$1.29	to	$1.29	$167	4.32%	0.00%		14.16%	to	14.16%
December 31, 2008	10	$1.13	to	$1.13	$11	4.47%	0.00%		4.63%	to	4.63%
December 31, 2007	10	$1.08	to	$1.08	$11	3.71%	0.00%		8.00%	to	8.00%

	Fidelity VIP Investment Grade Bond Portfolio – Service Class (became available April 30, 2007)
December 31, 2010	10	$1.23	to	$1.23	$12	3.55%	0.00%		7.68%	to	7.68%
December 31, 2009	10	$1.14	to	$1.14	$11	8.88%	0.00%		15.15%	to	15.15%
December 31, 2008	10	$0.99	to	$0.99	$10	4.03%	0.00%		-2.94%	to	-2.94%
December 31, 2007	10	$1.02	to	$1.02	$10	0.09%	0.00%		2.00%	to	2.00%

	Fidelity VIP Overseas Portfolio – Service Class (became available April 30, 2007)
December 31, 2010	10	$0.86	to	$0.86	$9	1.38%	0.00%		12.99%	to	12.99%
December 31, 2009	10	$0.76	to	$0.76	$8	2.36%	0.00%		26.67%	to	26.67%
December 31, 2008	10	$0.60	to	$0.60	$6	2.64%	0.00%		-43.93%	to	-43.93%
December 31, 2007	10	$1.07	to	$1.07	$11	1.98%	0.00%		7.00%	to	7.00%

	AllianceBernstein VPS International Growth Portfolio (became available December 10, 2007)
December 31, 2010	17	$0.90	to	$12.83	$63	1.90%	0.45%	*	12.40%	to	12.89%
December 31, 2009	16	$0.80	to	$11.41	$17	3.21%	0.45%	*	14.10%	to	40.35%
December 31, 2008	10	$0.57	to	$0.57	$8	0.00%	0.00%		-49.11%	to	-49.11%
December 31, 2007	10	$1.12	to	$1.12	$11	0.00%	0.00%		-4.00%	to	-4.00%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Alliance Bernstein VPS International Value Portfolio (became available April 24, 2007)
December 31, 2010	124	$0.66	to	$0.66	$82	3.76%	0.00%		4.59%	to	4.59%
December 31, 2009	69	$0.63	to	$0.63	$43	1.96%	0.00%		34.68%	to	34.68%
December 31, 2008	10	$0.47	to	$0.47	$5	1.16%	0.00%		-53.00%	to	-53.00%
December 31, 2007	10	$1.00	to	$1.00	$10	1.27%	0.00%		0.00%	to	0.00%

	Fidelity VIP Freedom 2015 Portfolio (became available April 30, 2007)
December 31, 2010	187	$1.07	to	$1.07	$200	2.41%	0.00%		13.00%	to	13.00%
December 31, 2009	167	$0.95	to	$0.95	$158	6.44%	0.00%		25.06%	to	25.06%
December 31, 2008	10	$0.76	to	$0.76	$8	2.74%	0.00%		-26.92%	to	-26.92%
December 31, 2007	10	$1.04	to	$1.04	$10	2.65%	0.00%		4.00%	to	4.00%

	Prudential SP Strategic Partners Focused Growth Portfolio (became available March 19, 2007 and expired January 21, 2010 )
December 31, 2010	—	$—	to	$—	$—	0.00%	0.00%		-1.45%	to	-1.45%
December 31, 2009	10	$1.03	to	$1.03	$10	0.00%	0.00%		45.07%	to	45.07%
December 31, 2008	10	$0.71	to	$0.71	$7	0.00%	0.00%		-38.79%	to	-38.79%
December 31, 2007	10	$1.16	to	$1.16	$12	0.00%	0.00%		16.00%	to	16.00%

	AIM V.I. International Growth Fund (became available March 26, 2007)
December 31, 2010	43	$1.01	to	$1.01	$43	2.68%	0.00%		12.86%	to	12.86%
December 31, 2009	25	$0.89	to	$0.89	$22	2.07%	0.00%		34.85%	to	34.85%
December 31, 2008	10	$0.66	to	$0.66	$7	0.57%	0.00%		-40.54%	to	-40.54%
December 31, 2007	10	$1.11	to	$1.11	$11	0.41%	0.00%		11.00%	to	11.00%

A59

Note 7:	Financial Highlights (Continued)

	At year ended						For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest — Highest
	Franklin Templeton Large Cap Value Securities Fund (became available March 26, 2007)
December 31, 2010	54	$0.93	to	$0.93	$51	1.98%	0.00%	14.27%	to	14.27%
December 31, 2009	33	$0.82	to	$0.82	$27	2.33%	0.00%	28.13%	to	28.13%
December 31, 2008	10	$0.64	to	$0.64	$6	0.00%	0.00%	-35.35%	to	-35.35%
December 31, 2007	10	$0.99	to	$0.99	$10	1.59%	0.00%	-1.00%	to	-1.00%

	Franklin Templeton Global Bond Fund — Class 2 (became available March 26, 2007)
December 31, 2010	120	$1.57	to	$1.57	$188	1.39%	0.00%	14.45%	to	14.45%
December 31, 2009	81	$1.37	to	$1.37	$111	14.00%	0.00%	18.68%	to	18.68%
December 31, 2008	10	$1.16	to	$1.16	$12	3.63%	0.00%	6.42%	to	6.42%
December 31, 2007	10	$1.09	to	$1.09	$11	2.76%	0.00%	9.00%	to	9.00%

	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (became available April 24, 2007)
December 31, 2010	75	$0.93	to	$0.93	$69	1.52%	0.00%	19.52%	to	19.52%
December 31, 2009	119	$0.78	to	$0.78	$93	0.23%	0.00%	36.84%	to	36.84%
December 31, 2008	10	$0.57	to	$0.57	$6	9.65%	0.00%	-39.36%	to	-39.36%
December 31, 2007	10	$0.94	to	$0.94	$9	0.00%	0.00%	-6.00%	to	-6.00%

	Neuberger Berman AMT Mid-Cap Growth Portfolio (became available April 9, 2007)
December 31, 2010	104	$1.08	to	$1.08	$113	0.00%	0.00%	29.10%	to	29.10%
December 31, 2009	57	$0.84	to	$0.84	$47	0.00%	0.00%	31.25%	to	31.25%
December 31, 2008	10	$0.64	to	$0.64	$6	0.00%	0.00%	-43.36%	to	-43.36%
December 31, 2007	10	$1.13	to	$1.13	$11	0.00%	0.00%	13.00%	to	13.00%

	Fidelity VIP Mid Cap Portfolio – Service Class (became available April 30, 2007)
December 31, 2010	96	$1.17	to	$1.17	$112	0.31%	0.00%	28.70%	to	28.70%
December 31, 2009	58	$0.91	to	$0.91	$53	1.54%	0.00%	39.96%	to	39.96%
December 31, 2008	10	$0.65	to	$0.65	$7	0.37%	0.00%	-39.81%	to	-39.81%
December 31, 2007	10	$1.08	to	$1.08	$11	0.39%	0.00%	8.00%	to	8.00%

	Franklin Templeton Strategic Income Securities Fund – Class 2 (became available March 26, 2007)
December 31, 2010	32	$1.28	to	$1.28	$41	3.73%	0.00%	10.91%	to	10.91%
December 31, 2009	39	$1.16	to	$1.16	$46	8.54%	0.00%	25.75%	to	25.75%
December 31, 2008	10	$0.92	to	$0.92	$9	6.94%	0.00%	-11.54%	to	-11.54%
December 31, 2007	10	$1.04	to	$1.04	$10	5.03%	0.00%	4.00%	to	4.00%

	Fidelity VIP Value Strategies Portfolio – Service Class (became available April 30, 2007)
December 31, 2010	102	$0.92	to	$0.92	$94	0.53%	0.00%	26.46%	to	26.46%
December 31, 2009	58	$0.73	to	$0.73	$42	0.75%	0.00%	58.70%	to	58.70%
December 31, 2008	10	$0.46	to	$0.46	$5	0.72%	0.00%	-51.06%	to	-51.06%
December 31, 2007	10	$0.94	to	$0.94	$9	0.46%	0.00%	-6.00%	to	-6.00%

	Fidelity VIP Money Market Portfolio (became available April 30, 2007)
December 31, 2010	272	$1.07	to	$1.07	$291	0.08%	0.00%	0.14%	to	0.14%
December 31, 2009	236	$1.07	to	$1.07	$252	0.47%	0.00%	0.94%	to	0.94%
December 31, 2008	10	$1.06	to	$1.06	$11	2.70%	0.00%	2.91%	to	2.91%
December 31, 2007	10	$1.03	to	$1.03	$10	3.79%	0.00%	3.00%	to	3.00%

	DWS Blue Chip VIP (became available March 26, 2007)
December 31, 2010	10	$0.95	to	$0.95	$9	1.47%	0.00%	13.77%	to	13.77%
December 31, 2009	10	$0.83	to	$0.83	$8	1.90%	0.00%	33.87%	to	33.87%
December 31, 2008	10	$0.62	to	$0.62	$6	1.77%	0.00%	-38.61%	to	-38.61%
December 31, 2007	10	$1.01	to	$1.01	$10	1.03%	0.00%	1.00%	to	1.00%

A60

Note 7:	Financial Highlights (Continued)

	At year ended						For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest — Highest
	Neuberger Berman AMT Socially Responsive Portfolio (became available April 9, 2007)
December 31, 2010	10	$1.02	to	$1.02	$10	0.02%	0.00%		22.85%	to	22.85%
December 31, 2009	10	$0.83	to	$0.83	$8	2.25%	0.00%		31.75%	to	31.75%
December 31, 2008	10	$0.63	to	$0.63	$6	2.23%	0.00%		-40.00%	to	-40.00%
December 31, 2007	10	$1.05	to	$1.05	$10	0.09%	0.00%		5.00%	to	5.00%

	Prudential SP Growth Asset Allocation Portfolio (became available March 19, 2007)
December 31, 2010	31	$1.00	to	$1.00	$31	1.96%	0.00%		13.90%	to	13.90%
December 31, 2009	18	$0.88	to	$0.88	$16	2.08%	0.00%		27.54%	to	27.54%
December 31, 2008	10	$0.69	to	$0.69	$7	1.70%	0.00%		-36.70%	to	-36.70%
December 31, 2007	10	$1.09	to	$1.09	$11	1.47%	0.00%		9.00%	to	9.00%

	Fidelity VIP Freedom 2025 Portfolio (became available April 30, 2007)
December 31, 2010	11	$1.03	to	$1.03	$11	1.00%	0.00%		15.70%	to	15.70%
December 31, 2009	50	$0.89	to	$0.89	$45	4.12%	0.00%		29.96%	to	29.96%
December 31, 2008	10	$0.69	to	$0.69	$7	2.49%	0.00%		-33.65%	to	-33.65%
December 31, 2007	10	$1.04	to	$1.04	$10	2.21%	0.00%		4.00%	to	4.00%

	Fidelity VIP Contrafund Portfolio – Service Class (became available April 30, 2007)
December 31, 2010	41	$1.02	to	$1.02	$41	1.25%	0.00%		17.11%	to	17.11%
December 31, 2009	27	$0.87	to	$0.87	$24	1.49%	0.00%		35.66%	to	35.66%
December 31, 2008	10	$0.64	to	$0.64	$6	0.92%	0.00%		-42.86%	to	-42.86%
December 31, 2007	10	$1.12	to	$1.12	$11	0.93%	0.00%		12.00%	to	12.00%

	Prudential Natural Resources Portfolio (became available March 19, 2007)
December 31, 2010	11	$1.56	to	$21.74	$37	0.42%	0.45%	*	27.42%	to	27.99%
December 31, 2009	11	$1.22	to	$17.06	$29	0.82%	0.45%	*	70.60%	to	76.81%
December 31, 2008	10	$0.69	to	$0.69	$7	0.78%	0.00%		-52.74%	to	-52.74%
December 31, 2007	10	$1.46	to	$1.46	$15	0.60%	0.00%		46.00%	to	46.00%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Van Eck Worldwide Hard Assets Fund (became available April 9, 2007)
December 31, 2010	10	$1.43	to	$1.43	$14	0.35%	0.00%		29.24%	to	29.24%
December 31, 2009	10	$1.11	to	$1.11	$11	0.24%	0.00%		58.57%	to	58.57%
December 31, 2008	10	$0.70	to	$0.70	$7	0.29%	0.00%		-46.56%	to	-46.56%
December 31, 2007	10	$1.31	to	$1.31	$13	0.00%	0.00%		31.00%	to	31.00%

	Fidelity VIP Freedom 2020 Portfolio – Service Class (became available April 30, 2007)
December 31, 2010	22	$1.03	to	$1.03	$23	2.44%	0.00%		14.52%	to	14.52%
December 31, 2009	18	$0.90	to	$0.90	$16	4.36%	0.00%		28.57%	to	28.57%
December 31, 2008	10	$0.70	to	$0.70	$7	2.53%	0.00%		-32.69%	to	-32.69%
December 31, 2007	10	$1.04	to	$1.04	$10	2.32%	0.00%		4.00%	to	4.00%

	Fidelity VIP Index 500 Portfolio – Service Class (became available April 30, 2007)
December 31, 2010	257	$0.92	to	$0.92	$236	1.70%	0.00%		14.91%	to	14.91%
December 31, 2009	146	$0.80	to	$0.80	$116	2.31%	0.00%		26.48%	to	26.48%
December 31, 2008	10	$0.63	to	$0.63	$6	2.15%	0.00%		-37.00%	to	-37.00%
December 31, 2007	10	$1.00	to	$1.00	$10	2.09%	0.00%		0.00%	to	0.00%

	PIMCO Low Duration Portfolio (became available April 9, 2007)
December 31, 2010	89	$1.26	to	$1.26	$113	1.65%	0.00%		5.29%	to	5.29%
December 31, 2009	53	$1.20	to	$1.20	$64	3.19%	0.00%		13.32%	to	13.32%
December 31, 2008	10	$1.06	to	$1.06	$11	4.08%	0.00%		0.00%	to	0.00%
December 31, 2007	10	$1.06	to	$1.06	$11	3.64%	0.00%		6.00%	to	6.00%

A61

Note 7:	Financial Highlights (Continued)

	At year ended						For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest — Highest
	PIMCO Short-Term Portfolio (became available April 9, 2007)
December 31, 2010	296	$1.13	to	$1.13	$336	0.86%	0.00%		2.11%	to	2.11%
December 31, 2009	117	$1.11	to	$1.11	$130	1.52%	0.00%		7.77%	to	7.77%
December 31, 2008	10	$1.03	to	$1.03	$10	3.65%	0.00%		0.00%	to	0.00%
December 31, 2007	10	$1.03	to	$1.03	$10	3.62%	0.00%		3.00%	to	3.00%

	DWS Dreman High Return Equity VIP (became available March 26, 2007)
December 31, 2010	43	$0.75	to	$0.75	$32	2.05%	0.00%		12.53%	to	12.53%
December 31, 2009	21	$0.67	to	$0.67	$14	3.47%	0.00%		25.30%	to	25.30%
December 31, 2008	10	$0.53	to	$0.53	$5	3.12%	0.00%		-45.92%	to	-45.92%
December 31, 2007	10	$0.98	to	$0.98	$10	1.40%	0.00%		-2.00%	to	-2.00%

	DWS Small Cap Index VIP (became available March 26, 2007)
December 31, 2010	22	$1.01	to	$1.01	$22	1.35%	0.00%		26.39%	to	26.39%
December 31, 2009	15	$0.80	to	$0.80	$12	1.60%	0.00%		26.98%	to	26.98%
December 31, 2008	10	$0.63	to	$0.63	$6	1.60%	0.00%		-33.68%	to	-33.68%
December 31, 2007	10	$0.95	to	$0.95	$10	0.86%	0.00%		-5.00%	to	-5.00%

	Franklin Templeton Global Asset Allocation Fund – Class 2 (became available March 26, 2007 and expired April 30, 2010)
December 31, 2010	—	$—	to	$—	$—	5.53%	0.00%		0.00%	to	3.95%
December 31, 2009	24	$—	to	$0.98	$24	10.71%	0.45%	*	21.81%	to	21.90%
December 31, 2008	10	$0.81	to	$0.81	$8	10.55%	0.00%		-25.00%	to	-25.00%
December 31, 2007	10	$1.08	to	$1.08	$11	17.12%	0.00%		8.00%	to	8.00%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Royce Micro-Cap Portfolio (became available April 24, 2007)
December 31, 2010	58	$1.13	to	$1.13	$65	2.35%	0.00%		29.96%	to	29.96%
December 31, 2009	28	$0.87	to	$0.87	$24	0.00%	0.00%		57.88%	to	57.88%
December 31, 2008	10	$0.55	to	$0.55	$5	2.69%	0.00%		-43.30%	to	-43.30%
December 31, 2007	10	$0.97	to	$0.97	$10	1.62%	0.00%		-3.00%	to	-3.00%

	Royce Small-Cap Portfolio (became available April 24, 2007)
December 31, 2010	13	$1.08	to	$1.08	$14	0.13%	0.00%		20.52%	to	20.52%
December 31, 2009	10	$0.90	to	$0.90	$9	0.00%	0.00%		36.36%	to	36.36%
December 31, 2008	10	$0.66	to	$0.66	$7	0.63%	0.00%		-27.47%	to	-27.47%
December 31, 2007	10	$0.91	to	$0.91	$9	0.06%	0.00%		-9.00%	to	-9.00%

	AllianceBernstein VPS Small Cap Growth Portfolio (became available April 24, 2007)
December 31, 2010	119	$1.12	to	$1.12	$134	0.00%	0.00%		36.90%	to	36.90%
December 31, 2009	49	$0.82	to	$0.82	$40	0.00%	0.00%		41.38%	to	41.38%
December 31, 2008	10	$0.58	to	$0.58	$6	0.00%	0.00%		-45.28%	to	-45.28%
December 31, 2007	10	$1.06	to	$1.06	$11	0.00%	0.00%		6.00%	to	6.00%

	AIM V.I. Small Cap Equity Fund (became available May 1, 2007)
December 31, 2010	31	$1.09	to	$1.09	$33	0.00%	0.00%		28.54%	to	28.54%
December 31, 2009	21	$0.85	to	$0.85	$18	0.20%	0.00%		21.43%	to	21.43%
December 31, 2008	10	$0.70	to	$0.70	$7	0.00%	0.00%		-31.37%	to	-31.37%
December 31, 2007	10	$1.02	to	$1.02	$10	0.04%	0.00%		-0.57%	to	-0.57%

	Franklin Templeton Small Cap Value Securities Fund – Class 2 (became available March 26, 2007)
December 31, 2010	247	$1.03	to	$1.03	$256	0.70%	0.00%		28.22%	to	28.22%
December 31, 2009	179	$0.81	to	$0.81	$144	5.22%	0.00%		29.16%	to	29.16%
December 31, 2008	10	$0.62	to	$0.62	$6	1.15%	0.00%		-33.33%	to	-33.33%
December 31, 2007	10	$0.93	to	$0.93	$9	0.64%	0.00%		-7.00%	to	-7.00%

	Van Eck Global Worldwide Multi Manager Alternatives Fund (became available April 9, 2007)
December 31, 2010	10	$1.02	to	$1.02	$10	0.00%	0.00%		4.97%	to	4.97%
December 31, 2009	10	$0.97	to	$0.97	$10	0.26%	0.00%		12.79%	to	12.79%
December 31, 2008	10	$0.86	to	$0.86	$9	0.10%	0.00%		-13.13%	to	-13.13%
December 31, 2007	10	$0.99	to	$0.99	$10	0.00%	0.00%		-1.00%	to	-1.00%

A62

Note 7:	Financial Highlights (Continued)

	At year ended						For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest — Highest
	Fidelity VIP Freedom 2030 Portfolio (became available April 30, 2007)
December 31, 2010	22	$0.99	to	$0.99	$22	2.16%	0.00%		16.00%	to	16.00%
December 31, 2009	19	$0.85	to	$0.85	$16	2.32%	0.00%		31.40%	to	31.40%
December 31, 2008	10	$0.65	to	$0.65	$6	2.22%	0.00%		-38.10%	to	-38.10%
December 31, 2007	10	$1.05	to	$1.05	$10	2.30%	0.00%		5.00%	to	5.00%

	DWS Technology VIP (became available March 26, 2007)
December 31, 2010	10	$1.16	to	$1.16	$12	0.04%	0.00%		18.66%	to	18.66%
December 31, 2009	10	$0.97	to	$0.97	$10	0.00%	0.00%		59.02%	to	59.02%
December 31, 2008	10	$0.61	to	$0.61	$6	0.00%	0.00%		-46.02%	to	-46.02%
December 31, 2007	10	$1.13	to	$1.13	$11	0.00%	0.00%		13.00%	to	13.00%

	AIM V.I. Utilities Fund (became available March 26, 2007)
December 31, 2010	10	$0.92	to	$0.92	$9	3.72%	0.00%		6.30%	to	6.30%
December 31, 2009	10	$0.86	to	$0.86	$9	5.08%	0.00%		14.67%	to	14.67%
December 31, 2008	10	$0.75	to	$0.75	$7	2.87%	0.00%		-32.43%	to	-32.43%
December 31, 2007	10	$1.11	to	$1.11	$11	1.91%	0.00%		11.00%	to	11.00%

	Fidelity VIP Value Leaders Portfolio (became available April 30, 2007)
December 31, 2010	10	$0.76	to	$0.76	$8	1.25%	0.00%		10.01%	to	10.01%
December 31, 2009	10	$0.69	to	$0.69	$7	1.80%	0.00%		27.78%	to	27.78%
December 31, 2008	10	$0.54	to	$0.54	$5	1.51%	0.00%		-44.90%	to	-44.90%
December 31, 2007	10	$0.98	to	$0.98	$10	1.43%	0.00%		-2.00%	to	-2.00%

	Lazard Retirement International Equity Portfolio (became available April 27, 2009)
December 31, 2010	10	$1.45	to	$1.45	$15	1.04%	0.00%		6.72%	to	6.72%
December 31, 2009	29	$1.36	to	$1.36	$39	5.71%	0.00%		36.00%	to	36.00%

	AIM V.I. Government Securities Fund (became available April 27, 2009)
December 31, 2010	10	$1.06	to	$1.06	$11	4.85%	0.00%		5.40%	to	5.40%
December 31, 2009	10	$1.01	to	$1.01	$10	6.14%	0.00%		1.00%	to	1.00%

	JPMorgan Insurance Trust Core Bond Portfolio (became available April 24, 2009)
December 31, 2010	12	$0.96	to	$13.62	$33	3.75%	0.45%	*	8.75%	to	9.24%
December 31, 2009	12	$0.88	to	$12.52	$28	0.00%	0.45%	*	5.92%	to	7.32%

* This expense ratio applies the Group Variable Universal Life Subaccount only.

	AST Balanced Asset Allocation Portfolio (became available November 13, 2009)
December 31, 2010	15	$1.13	to	$1.13	$16	0.88%	0.00%		12.31%	to	12.31%
December 31, 2009	10	$1.01	to	$1.01	$11	0.00%	0.00%		1.00%	to	1.00%

	AST Aggressive Asset Allocation Portfolio (became available November 13, 2009)
December 31, 2010	30	$1.16	to	$1.16	$34	0.49%	0.00%		14.64%	to	14.64%
December 31, 2009	18	$1.01	to	$1.01	$18	0.00%	0.00%		1.00%	to	1.00%

	AST Preservation Asset Allocation Portfolio (became available November 20, 2009)
December 31, 2010	204	$1.11	to	$1.11	$226	1.29%	0.00%		10.57%	to	10.57%
December 31, 2009	120	$1.00	to	$1.00	$120	0.00%	0.00%		0.00%	to	0.00%

	JPMorgan Insurance Trust U.S. Equity Portfolio (became available April 24, 2009)
December 31, 2010	4	$10.94	to	$10.94	$48	0.88%	0.45%		13.07%	to	13.07%
December 31, 2009	4	$9.68	to	$9.68	$41	0.00%	0.45%		33.33%	to	33.33%

	JPMorgan Insurance Trust International Equity Portfolio (became available April 24, 2009)
December 31, 2010	2	$13.70	to	$13.70	$32	0.24%	0.45%		6.68%	to	6.68%
December 31, 2009	2	$12.84	to	$12.84	$29	1.61%	0.45%		40.33%	to	40.33%

A63

Note 7:	Financial Highlights (Continued)

	At year ended						For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest — Highest
	JPMorgan Insurance Trust Small Cap Portfolio (became available April 24, 2009)
December 31, 2010	1	$17.57	to	$17.57	$22	0.00%	0.45%	26.57%	to	26.57%
December 31, 2009	1	$13.88	to	$13.88	$17	0.22%	0.45%	30.08%	to	30.08%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**
These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2010 or from the effective date of the subaccount through the end of the reporting period.

****	Represents a fund containing less than 1,000 units.

Charges and Expenses

The Account supports two types of Group Contracts: (1) group variable universal life contracts issued to employers or other groups such as membership associations that sponsor a group variable universal life insurance program (each, a “GVUL Contract”), and (2) group flexible premium variable universal life contracts issued to employers or trusts established by employers to insure employees (each, a “COLI Contract”). The COLI Contract Holders certify that the insurance proceeds will be used only to finance the cost of employee benefits which may include non qualified executive deferred compensation or salary continuation plans, retiree medical benefits or other purposes related to informal funding for employee benefits. The GVUL Contract charges are as follows:

A.    Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges, currently equal to an effective annual rate of 0.45%, are applied daily against the net assets in each subaccount. This charge is guaranteed not to exceed an effective annual rate of 0.90%. Mortality risk is that participants may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential. The mortality risk and expense risk charges are assessed through reduction in unit values.

A64

Note 7:	Financial Highlights (Continued)

B.    Transaction Related Charges

There may be charges, if applicable, associated with surrenders, partial withdrawals, loans, transfers and requests for additional statements as follows:

Surrenders and partial withdrawals—Not to exceed the lesser of $20 or 2% of the amount received.

Loans—Not to exceed $20 for each loan made.

Transfers—Not to exceed $20 for each transfer, after the twelfth transfer, in a period of generally 12 months depending on the provisions of the contract.

Deferred Sales Charges—The charge is assessed on a full surrender and is the lesser of $20 or 2% of the amount withdrawn.

Additional statement requests related to a participant’s insurance—Not to exceed $20 per statement.

C.    Cost of Insurance and Other Related Charges

Participant’s contributions may be subject to certain deductions prior to being invested in the Account. The deductions are for (1) state taxes attributable to premiums, (2) transaction costs which are deducted from each premium payment to cover premium collection and processing costs, and (3) sales expenses, a maximum of 3.5% of each premium payment, are deducted in order to compensate Prudential for the cost of selling the contract. Contracts are also subject to monthly charges to compensate Prudential for the portion of the net amount of risk applicable to the participant. In addition, monthly charges may also be deducted to compensate Prudential for costs related to administering the contract and for additional insurance benefits, if applicable. These charges are assessed through the redemption of units. Loans have a maximum net interest of 2%.

The charges for the COLI Contracts are as follows:

Capitalized terms used here are as defined in the prospectus.

A.    Transaction Fees

Premium Load—This charge is deducted to compensate Prudential for the costs of selling the COLI Contract, including an amount to cover the cost of any federal, state or local income, premium, excise, business tax or any other type of charge, or component thereof, measured by or based upon the amount of premium Prudential receives; commissions; advertising and the printing and distribution of prospectuses and sales literature. The Premium Load is deducted from each premium contribution. For the first four Coverage Years of each Basic Insurance Coverage Segment, Prudential may charge up to 8.50% of premiums received each Coverage Year up to the Target Premium and 2.00% of Excess Premium. In Coverage Years five through nine, Prudential may charge up to 3.75% of premiums received each Coverage Year up to the Target Premium and 2.00% of Excess Premium. In Coverage Years ten and later, Prudential may charge up to 3.75% of any premiums received. The Target Premium is a factor per $1,000 of Basic Insurance, based on issue age and sex. Any premium received by Prudential in excess of the Target Premium in the same Coverage Year will be treated as Excess Premium. The total Premium Load equals the Premium Load on the Target Premium plus the Premium Load on Excess Premium, if any.

Surrenders and partial withdrawals—No charge.

Transfers—Currently, there is no charge for transfers. Prudential may impose a transfer charge in the future of up to $25 per transfer.

A65

Note 7:	Financial Highlights (Continued)

B.    Monthly Charges

Cost of Insurance—Prudential will deduct a charge for the cost of the insurance on a Covered Person under the COLI Contract. The current cost of insurance charge varies based on the individual characteristics of the Covered Person, including such characteristics as: age, sex, Underwriting Class, Extra Rating Class, if any, Smoking status, and years from Coverage Effective Date. The actual cost of insurance rates will be set by Prudential based on its expectations as to future experience in mortality and total expenses and may be adjusted periodically, subject to the maximum rates specified in the COLI Contract. Any change in the cost of insurance rates will apply to all persons of the same age, rate class and group.

Mortality and Expense Risk Charge—The mortality and expense risk charge, currently equal to an effective annual rate of 0.24% of assets in the Variable Investment Options in Coverage Years one through ten and 0.18% of assets in Variable Investment Options thereafter. This charge is guaranteed not to exceed an effective annual rate of 0.48%. This charge is intended to compensate Prudential for assuming mortality and expense risks under the COLI Contract. The mortality risk Prudential assumes is that Covered Persons may live for shorter periods of time than Prudential estimated when mortality charges were determined. The expense risk Prudential assumes is that expenses incurred in issuing and administering the COLI Contract will be greater than Prudential estimated in fixing Prudential’s administrative charges. The mortality and expense risk charge is not a daily charge deducted from the Account. Instead, like the Administrative Charge, it is deducted on an individual basis from each Coverage Fund, and results in a reduction in the dollar amount of the Coverage Fund on that particular date.

Administrative Charge—This charge is intended to compensate Prudential for processing claims, keeping records, communicating with COLI contract holders and similar activities. Prudential deducts a monthly administrative charge of up to $10 per Covered Person, proportionately from the dollar amounts held in each of the chosen Variable Investment Options and the Fixed Interest Rate Option.

Administrative Charge for Increases to Basic Insurance—Currently, there is no administrative processing charge being made in connection with an increase in Basic Insurance. However, Prudential may assess such a charge of up to $25 per request for an increase in Basic Insurance.

Net Interest on Loans—1% annually. The Net Interest on Loans reflects the net difference between a standard loan with an effective annual interest charge of 5% and an effective annual interest credit equal to 4%. Preferred loans are currently charged a lower effective annual interest rate.

To deduct the Mortality and Expense Risk Charge from the Variable Investment Options, on each Monthly Date, Prudential converts the dollar amount of the Mortality and Expense Risk Charge into Units. The resulting number of Units are deducted pro-rata from the Variable Investment Options allocated to the Contract Holder.

To deduct the Cost of Insurance and Administrative Charge from the Variable Investment Options and Fixed Interest Rate Option, on each Monthly Date, for each Coverage, Prudential calculates the amount in each Variable Investment Option in the Fixed Interest Rate Option, and divides the sum by the Coverage Fund to obtain an allocation factor. Prudential then calculates the dollar amount of the COI and Administrative Charge for the Coverage and multiplies the result by the allocation factor for each Variable Investment Option and for the Fixed Interest Rate Option to determine the amount to be deducted from each Variable Investment Option and from the Fixed Interest Rate Option. Prudential then converts the dollar amount to be deducted from the Variable Investment Options into Units, and then subtracts such Units from the Variable Investment Options, Prudential subtracts the dollar amount of the charges from the Fixed Interest Rate Option.

A66

Note 7:	Financial Highlights (Continued)

Note 8:	Other

Participant or contract holder net payments—represent contract owner contributions under the Variable Life Policies reduced by applicable deductions, charges, and state premium taxes.

Policy loans, net of repayments and interest—represent amounts borrowed by contractholders using the policy as the security for the loan and payments made by contractholders to reduce the total outstanding policy loan balance.

Surrenders, withdrawals, and death benefits—are payments to contract owners and beneficiaries made under the terms of the Variable Life Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate options—are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

A67

Report of Independent Registered Public Accounting Firm

To the Participants of The Group Variable Universal Life and PruBenefit Select Subaccounts of
The Prudential Variable Contract Account GI-2
and the Board of Directors of
The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of The Prudential Variable Contract Account GI-2 at December 31, 2010, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2010 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 19, 2011

A68

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position
December 31, 2010 and 2009 (in millions, except share amounts)

	2010	2009
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2010-$111,314; 2009- $105,356)	$116,558	$106,208
Trading account assets supporting insurance liabilities, at fair value	16,037	14,639
Other trading account assets, at fair value	5,177	2,865
Equity securities, available for sale, at fair value (cost: 2010-$4,243; 2009-$3,996)	5,432	4,856
Commercial mortgage and other loans	26,647	26,289
Policy loans	8,036	7,907
Other long-term investments	3,485	3,257
Short-term investments and other	3,221	4,785
Total investments	184,593	170,806
Cash and cash equivalents	3,329	7,139
Accrued investment income	1,615	1,586
Deferred policy acquisition costs	8,267	7,314
Other assets	12,623	11,510
Due from parent and affiliates	4,333	5,841
Separate account assets	159,204	132,476
Total Assets	$373,964	$336,672

LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$78,821	$77,097
Policyholders' account balances	73,256	71,654
Policyholders' dividends	3,297	1,033
Securities sold under agreements to repurchase	5,885	5,735
Cash collateral for loaned securities	1,929	2,802
Income taxes	3,170	1,354
Short-term debt	1,488	2,931
Long-term debt	8,454	6,929
Other liabilities	10,397	9,680
Due to parent and affiliates	6,781	4,332
Separate account liabilities	159,204	132,476
Total liabilities	352,682	316,023

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 22)

EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized; issued and outstanding
at December 31, 2010 and 2009, respectively)	2	2
Additional paid-in capital	18,275	18,372
Accumulated other comprehensive income (loss)	1,244	(447)
Retained earnings	1,738	2,700
Total Prudential Insurance Company of America's equity	21,259	20,627
Noncontrolling interests	23	22
Total equity	21,282	20,649
TOTAL LIABILITIES AND EQUITY	$373,964	$336,672

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations
Years Ended December 31, 2010, 2009 and 2008 (in millions)

	2010	2009	2008
REVENUES
Premiums	$10,229	$9,633	$9,473
Policy charges and fee income	2,197	2,090	2,180
Net investment income	8,690	8,593	9,250
Other income	1,775	2,661	(113)
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(2,655)	(3,337)	(2,060)
Other-than-temporary impairments on fixed maturity securities transferred to
Other Comprehensive Income	2,261	2,004	-
Other realized investment gains (losses), net	1,657	(1,262)	580
Total realized investment gains (losses), net	1,263	(2,595)	(1,480)
Total revenues	24,154	20,382	19,310

BENEFITS AND EXPENSES
Policyholders' benefits	11,918	11,047	11,573
Interest credited to policyholders' account balances	3,314	3,648	2,203
Dividends to policyholders'	2,101	1,257	2,151
Amortization of deferred policy acquisition costs	475	483	654
General and administrative expenses	3,527	3,513	3,521
Total benefits and expenses	21,335	19,948	20,102

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES
AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	2,819	434	(792)
Income taxes:
Current	(294)	209	(284)
Deferred	1,128	(600)	(53)
Total income tax expense (benefit)	834	(391)	(337)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE EQUITY IN EARNINGS
OF OPERATING JOINT VENTURES	1,985	825	(455)
Equity in earnings of operating joint ventures, net of taxes	46	1,487	(218)
INCOME (LOSS) FROM CONTINUING OPERATIONS	2,031	2,312	(673)
Income from discontinued operations, net of taxes	8	-	5
NET INCOME (LOSS)	2,039	2,312	(668)
Less: Income attributable to noncontrolling interests	1	1	2
NET INCOME (LOSS) ATTRIBUTABLE TO PRUDENTIAL INSURANCE COMPANY OF AMERICA	$2,038	$2,311	$(670)

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Equity
Years Ended December 31, 2010, 2009 and 2008 (in millions)

					Total
				Accumulated	Prudential
		Additional	Retained	Other	Insurance Company
	Common	Paid-in	Earnings	Comprehensive	of America	Noncontrolling	Total
	Stock	Capital	(Deficit)	Income (Loss)	Equity	Interests	Equity
Balance, December 31, 2007	$2	$15,914	$1,980	$174	$18,070	$20	$18,090
Dividends to parent	-	-	(1,523)	-	(1,523)	-	(1,523)
Capital contribution from parent	-	785	-	-	785	-	785
Consolidations/deconsolidations of
noncontrolling interests	-	-	-	-	-	(1)	(1)
Deferred tax asset contributed to parent	-	(9)	-	-	(9)	-	(9)
Assets purchased/transferred from affiliates	-	81	-	(145)	(64)	-	(64)
Long-term stock-based compensation program	-	7	-	-	7	-	7
Impact on Company's investment in Wachovia
Securities due to addition of
A.G. Edwards business, net of tax (1)	-	1,041	-	-	1,041	-	1,041
Cummulative effect of changes in
accounting principles, net of taxes	-	-	27	-	27	-	27
Comprehensive income:
Net income	-	-	(670)	-	(670)	2	(668)
Other comprehensive income, net of tax:
Change in foreign currency translation
adjustments				(24)	(24)	-	(24)
Change in net unrealized investment gains (losses)				(5,888)	(5,888)	-	(5,888)
Change in pension and postretirement
unrecognized net periodic benefit cost				(707)	(707)	-	(707)
Other comprehensive income					(6,619)	-	(6,619)
Total comprehensive income					(7,289)	2	(7,287)

Balance, December 31, 2008	2	17,819	(186)	(6,590)	11,045	21	11,066
Capital contribution from parent	-	415	-	-	415	-	415
Assets purchased/transferred from affiliates	-	256	-	-	256	-	256
Long-term stock-based compensation program	-	(9)	-	-	(9)	-	(9)
Impact on Company's investment in Wachovia
Securities due to addition of
A.G. Edwards business, net of tax (1)	-	(109)	-	-	(109)	-	(109)
Impact of adoption of guidance for other-than-
temporary impairments of debt
securities, net of taxes	-	-	575	(575)	-	-	-
Comprehensive loss:
Net income (loss)	-	-	2,311	-	2,311	1	2,312
Other comprehensive income (loss), net of tax:
Change in foreign currency translation
adjustments				6	6	-	6
Change in net unrealized investment gains				7,332	7,332	-	7,332
Change in pension and postretirement
unrecognized net periodic benefit cost				(620)	(620)	-	(620)
Other comprehensive loss					6,718	-	6,718

See Notes to Consolidated Financial Statements

Total comprehensive income (loss)					9,029	1	9,030

Balance, December 31, 2009	2	18,372	2,700	(447)	20,627	22	20,649
Dividends to parent	-	-	(3,000)	-	(3,000)	-	(3,000)
Assets purchased/transferred from affiliates	-	(96)	-	-	(96)	-	(96)
Long-term stock-based compensation program	-	(1)	-	-	(1)	-	(1)
Comprehensive income:
Net income	-	-	2,038	-	2,038	1	2,039
Other comprehensive income, net of tax:
Change in foreign currency translation
adjustments				2	2	-	2
Change in net unrealized investment gains				1,361	1,361	-	1,361
Change in pension and postretirement
unrecognized net periodic benefit cost				328	328	-	328
Other comprehensive income					1,691	-	1,691
Total comprehensive income					3,729	1	3,730
Balance, December 31, 2010	$2	$18,275	$1,738	$1,244	$21,259	$23	$21,282

(1)	See Note 7

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows
Years Ended December 31, 2010, 2009 and 2008 (in millions)

	2010	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$2,039	$2,312	$(668)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment (gains) losses, net	(1,263)	2,595	1,480
Policy charges and fee income	(729)	(824)	(761)
Interest credited to policyholders' account balances	3,314	3,648	2,203
Depreciation and amortization	(264)	(53)	620
(Gains) losses on trading account assets supporting insurance liabilities, net	(468)	(1,533)	1,364
Gain on sale of joint venture in Wachovia Securities	-	(2,247)	-
Change in:
Deferred policy acquisition costs	(1,103)	(569)	(259)
Future policy benefits and other insurance liabilities	1,790	(218)	2,430
Other trading account assets	(1,369)	(407)	(2,837)
Income taxes	(188)	(90)	(779)
Other, net	(192)	523	3,209
Cash flows from operating activities	1,567	3,137	6,002
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	21,002	26,552	60,931
Equity securities, available for sale	1,676	765	2,500
Trading account assets supporting insurance liabilities and other trading account assets	37,880	37,183	26,391
Commercial mortgage and other loans	3,794	3,321	2,594
Policy loans	897	968	1,345
Other long-term investments	622	295	1,134
Short-term investments	12,685	14,604	17,949
Payments for the purchase/origination of:
Fixed maturities, available for sale	(26,662)	(24,194)	(55,223)
Equity securities, available for sale	(1,587)	(827)	(2,594)
Trading account assets supporting insurance liabilities and other trading account assets	(38,796)	(37,522)	(27,176)
Commercial mortgage and other loans	(4,090)	(2,336)	(4,770)
Policy loans	(660)	(778)	(968)
Other long-term investments	(636)	(399)	(904)
Short-term investments	(11,589)	(15,449)	(17,854)
Proceeds from sale of joint venture in Wachovia Securities	-	4,500	-
Due to/from parent and affiliates	1,401	(982)	(344)
Other, net	62	(461)	(561)
Cash flows from (used in) investing activities	(4,001)	5,240	2,450
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders' account deposits	15,542	16,883	19,251
Policyholders' account withdrawals	(16,478)	(19,052)	(18,020)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	(724)	(2,257)	(5,944)
Net change in financing arrangements (maturities 90 days or less)	491	(3,327)	(3,410)
Proceeds from the issuance of debt (maturities longer than 90 days)	2,343	1,929	7,534
Repayments of debt (maturities longer than 90 days)	(2,702)	(3,259)	(3,636)
Excess tax benefits from share-based payment arrangements	4	2	9
Capital contribution from parent	-	-	594
Dividends to parent	-	-	(1,523)
Other, net	176	(289)	(54)
Cash flows used in financing activities	(1,348)	(9,370)	(5,199)
Effect of foreign exchange rate changes on cash balances	(28)	9	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(3,810)	(984)	3,253
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	7,139	8,123	4,870
CASH AND CASH EQUIVALENTS, END OF YEAR	$3,329	$7,139	$8,123

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid/(received)	$(56)	$492	$379
Interest paid	$313	$388	$631

NON-CASH TRANSACTIONS DURING THE YEAR
Impact on Company's investment in Wachovia Securities due to addition of A.G. Edwards business, net of tax	$-	$(109)	$1,041

See Notes to Consolidated Financial Statements

1.    BUSINESS AND BASIS OF PRESENTATION

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The Company has organized its operations into the Closed Block Business and the Financial Services Businesses. The Closed Block Business consists principally of the Closed Block (see Note 12); assets held outside the Closed Block that Prudential Insurance needs to hold to meet capital requirements related to the Closed Block policies and invested assets held outside the Closed Block that represent the difference between the Closed Block Assets and Closed Block Liabilities and the interest maintenance reserve (collectively, “Surplus and Related Assets”); deferred policy acquisition costs related to Closed Block policies; and certain other related assets and liabilities. Its Financial Services Businesses consist primarily of non-participating individual life insurance, annuities, group insurance, retirement-related services and global commodities sales and trading. The Company also held an equity method investment in the retail securities brokerage joint venture Wachovia Securities Financial Holdings, LLC (“Wachovia Securities”), which was sold on December 31, 2009. See Note 7 for more details on this transaction.

Demutualization and Destacking

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

Concurrent with the demutualization, the Company completed a corporate reorganization (the “destacking”) whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company.

Basis of Presentation

The Consolidated Financial Statements include the accounts of Prudential Insurance, entities over which the Company exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner, and variable interest entities in which the Company is considered the primary beneficiary. See Note 7 for more information on the Company’s consolidated variable interest entities. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated. The Company has evaluated subsequent events through March 31, 2011, the date these financial statements were issued.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; valuation of business acquired and its amortization; amortization of sales inducements; measurement of goodwill and any related impairment; valuation of investments including derivatives and the recognition of other-than-temporary impairments; future policy benefits including guarantees;  pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment-Related Liabilities

The Company’s principal investments are fixed maturities; trading account assets; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. See Note 19 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount, is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments, as well as the impact of the Company’s adoption on January 1, 2009 of new authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax, and the effect on deferred policy acquisition costs, valuation of business acquired, deferred sales inducements, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).”

“Trading account assets supporting insurance liabilities, at fair value” includes invested assets that support certain products which are experience rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

“Other trading account assets, at fair value” consist primarily of investments and certain derivatives, including those used by the Company in its capacity as a broker-dealer and derivative hedging positions used in a non-broker or non-dealer capacity primarily to hedge the risks related to certain products. These instruments are carried at fair value. Realized and unrealized gains and losses on these investments and on derivatives used by the Company in its capacity as a broker-dealer are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

Equity securities available for sale are comprised of common stock, mutual fund shares, non-redeemable preferred stock, and perpetual preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, valuation of business acquired, deferred sales inducements, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when declared.

Commercial mortgage and other loans consist of commercial mortgage loans, agricultural loans, loans backed by residential properties, as well as certain other collateralized and uncollateralized loans. Commercial mortgage loans are broken down by class which is based on property type (industrial properties, retail, office, multi-family/apartment, hospitality, and other).

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, based on the Company’s assessment as to the collectability of the principal. See Note 4 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on impaired loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When a loan is deemed to be impaired, any accrued but uncollectible interest on the impaired loan and other loans backed by the same collateral, if any, is charged to interest income in the period the loan is deemed to be impaired. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories.  Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining our allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 4 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

Loans backed by residential properties, other collateralized loans, and uncollateralized loans are also reviewed periodically. Each loan is assigned an internal or external credit rating. Internal credit ratings take into consideration various factors including financial ratios and qualitative assessments based on non-financial information.  In cases where there are personal or third party guarantors, the credit quality of the guarantor is also reviewed. These factors are used in developing the allowance for losses. Based on the diversity of the loans in these categories and their immateriality, the Company has not disclosed the credit quality indicators related to these loans in Note 4.

For those loans not reported at fair value, the allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, default probability and loss severity factors by property type. Historical credit migration, default and loss severity factors are updated each quarter based on the Company’s actual loan experience, and are considered together with other relevant qualitative factors in making the final portfolio reserve calculations.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. As part of securities repurchase agreements or securities loaned transactions, the Company transfers either corporate debt securities, or U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company transfers cash as collateral and receives U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies and broker-dealer subsidiaries used to earn spread income are reported as “Net investment income;” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within the Company’s derivative dealer operations are reported in “Other income.”

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are generally accounted for using the equity method of accounting. In certain instances in which the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, the Company applies the cost method of accounting. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income.”  The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, which is generally received on a one quarter lag. The Company consolidates joint ventures and limited partnerships in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. The

Company’s net income from consolidated joint ventures and limited partnerships is included in the respective revenue and expense line items depending on the activity of the consolidated entity.

The Company’s wholly-owned investment real estate consists of real estate which the Company has the intent to hold for the production of income as well as real estate held for sale. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any writedowns to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for sale is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate held for the production of income due to other-than-temporary impairments are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.” In the period a real estate investment is deemed held for sale and meets all of the discontinued operation criteria, the Company reports all related net investment income and any resulting investment gains and losses as discontinued operations for all periods presented.

Short-term investments primarily consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments. Short-term investments held in the Company’s broker-dealer operations are marked-to-market through “Other income.”

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment, except those derivatives used in the Company’s capacity as a broker or dealer.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

In addition, in April 2009, the Financial Accounting Standards Board (“FASB”) revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. The Company early adopted this guidance on January 1, 2009. Prior to the adoption of this guidance the Company was required to record an other-than-temporary impairment for a debt security unless it could assert that it had both the intent and ability to hold the security for a period of time sufficient to allow for a recovery in its fair value to its amortized cost basis. The revised guidance indicates that an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the guidance requires that the Company analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recognized.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments, when an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these two criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss).” Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of “Accumulated other comprehensive income (loss).” Prior to the adoption of this guidance in 2009, an other-than-temporary impairment recognized in earnings for debt securities was equal to the total difference between amortized cost and fair value at the time of impairment.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including prepayment assumptions, and are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates include assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Deferred Policy Acquisition Costs

Costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) include commissions, costs of policy issuance and underwriting, and variable field office expenses that are incurred in producing new business. In each reporting period, capitalized DAC is amortized to “General and administrative expense,” net of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits, anticipated gross margins, or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

For traditional participating life insurance included in the Closed Block, DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to gross margins based on historical and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach to derive the future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized. In addition to the gross profit components previously mentioned, we also include the impact of the embedded derivatives associated with certain optional living benefit features of the Company’s variable annuity contracts and related hedging activities in actual gross profits used as the basis for calculating current period amortization. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For group annuity contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to gross profits. For group corporate-, bank- and trust-owned life insurance contracts, acquisition costs are deferred and amortized in proportion to lives insured. For group and individual long-term care contracts, acquisition expenses are deferred and amortized in proportion to gross premiums. For single premium immediate annuities with life contingencies, and single premium group annuities and single premium structured settlements with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract. For funding agreement notes contracts, single premium structured settlement contracts without life contingencies, and single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method. For other group life and disability insurance contracts and guaranteed investment contracts, acquisition costs are expensed as incurred.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans, short-term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account. See Note 11 for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate account assets generally accrue to the policyholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Other income.” Seed money that the Company invests in separate accounts is reported in the appropriate general account asset line. Investment income and realized investment gains or losses from seed money invested in separate accounts accrues to the Company and is included in the Company’s results of operations.

Other Assets and Other Liabilities

Other assets consist primarily of prepaid pension benefit costs, certain restricted assets, broker-dealer related receivables, trade receivables, valuation of business acquired, goodwill, deferred sales inducements, the Company’s investments in operating joint ventures, which include  the Company’s indirect investment in China Pacific Insurance (Group) Co., Ltd. (“China Pacific Group”) and prior to its sale on December 31, 2009 included the Company’s investment in Wachovia Securities Financial Holdings, LLC (“Wachovia Securities”), property and equipment, and reinsurance recoverables. Other liabilities consist primarily of trade payables, broker-dealer related payables, pension and other employee benefit liabilities, derivative liabilities, and reinsurance payables.

Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally range from 3 to 40 years.

As a result of certain acquisitions and the application of purchase accounting, the Company reports a financial asset representing the valuation of business acquired (“VOBA”). VOBA is determined by estimating the net present value of future cash flows from contracts in force in the acquired business at the date of acquisition. VOBA includes an explicit adjustment to reflect the cost of capital invested in the business. VOBA balances are subject to recoverability testing, in the manner in which it was acquired, at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits. The Company has established a VOBA asset primarily for its deferred annuity, defined contribution and defined benefit businesses. For acquired annuity contracts, future positive cash flows generally include fees and other charges assessed to the contracts as long as they remain in force as well as fees collected upon surrender, if applicable, while future negative cash flows include costs to administer contracts and benefit payments. In addition, future cash flows with respect to acquired annuity business include the impact of future cash flows expected from the guaranteed minimum death and living benefit provisions, including the performance of hedging programs for embedded derivatives. For acquired defined contribution and defined benefits businesses, contract balances are projected using assumptions for add-on deposits, participant withdrawals, contract surrenders, and investment returns. Gross profits are then determined based on investment spreads and the excess of fees and other charges over the costs to administer the contracts. The Company amortizes VOBA over the effective life of the acquired contracts in “General and administrative expenses.” For acquired annuity contracts, VOBA is amortized in proportion to estimated gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. For acquired defined contribution and defined benefit businesses, the majority of VOBA is amortized in proportion to estimated gross profits arising principally from investment spreads and fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The remainder of VOBA is amortized based on estimated gross revenues, fees, or the change in policyholders’ account balances, as applicable. The effect of changes in estimated gross profits on unamortized VOBA is reflected in the period such estimates of expected future profits are revised. See Note 8 for additional information regarding VOBA.

As a result of certain acquisitions, the Company recognizes an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed. Goodwill is assigned to reporting units at the date the goodwill is initially recorded. Once goodwill has been assigned to reporting units, it no longer retains its association with a particular acquisition, and all of the activities within the reporting unit, whether acquired or organically grown, are available to support the value of the goodwill.

The Company tests goodwill for impairment annually as of December 31. The Company’s reporting units are the Financial Services Businesses and the Closed Block Business. The goodwill impairment analysis is a two-step test that is performed at the reporting unit level. The first step, used to identify potential impairment, involves comparing each reporting unit’s fair value to its carrying value including goodwill. If the fair value of a reporting unit exceeds its carrying value, the applicable goodwill is considered not to be impaired. If the carrying value exceeds fair value, there is an indication of a potential impairment and the second step of the test is performed to measure the amount of impairment.

The second step involves calculating an implied fair value of goodwill for each reporting unit for which the first step indicated impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the reporting unit, as determined in the first step, over the aggregate fair values of the individual assets, liabilities and identifiable intangibles as if the reporting unit was being acquired in a business combination. If the implied fair value of goodwill in the “pro forma” business combination accounting as described above exceeds the goodwill assigned to a reporting unit, there is no impairment. If the goodwill assigned to a reporting unit exceeds the implied fair value of the goodwill, an impairment charge is recorded in “General and administrative expenses” for the excess. An impairment loss recognized cannot exceed the amount of goodwill assigned to a reporting unit, and the loss establishes a new basis in the goodwill. Subsequent reversal of goodwill impairment losses is not permitted. Management is required to make significant estimates in determining the fair value of a reporting unit including, but not limited to: projected earnings, comparative market multiples, and the risk rate at which future net cash flows are discounted.

See Note 9 for additional information regarding goodwill.

The Company offers various types of sales inducements to policyholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” See Note 11 for additional information regarding sales inducements.

The majority of the Company’s reinsurance recoverables and payables are receivables and corresponding payables associated with the reinsurance arrangements used to effect the Company’s acquisition of the retirement businesses of CIGNA. The remaining amounts relate to other reinsurance arrangements entered into by the Company. For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. See Note 13 for additional information about the Company’s reinsurance arrangements.

Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. The Company held an investment in Wachovia Securities which was sold on December 31, 2009. See Note 7 for additional information on investments in operating joint ventures.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For individual traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than individual traditional participating life insurance, and annuity and disability products, expected mortality and morbidity is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. See Note 10 for additional information regarding future policy benefits.

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has occurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 11, and certain unearned revenues.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 10 for additional information regarding policyholders’ account balances.

Policyholders’ Dividends

The Company’s liability for policyholders’ dividends includes its dividends payable to policyholders and its policyholder dividend obligation associated with the participating policies included in the Closed Block. The dividends payable for participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected, the components of which are discussed more fully in Note 12.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive life contracts, and health insurance and long-term care products are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, single premium structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is deferred and recognized into revenue in a constant relationship to the amount of expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 11. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 11.

Amounts received as payment for interest-sensitive group and individual life contracts, deferred fixed annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

For group life, other than interest-sensitive group life contracts, and disability insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the deposit method of accounting. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

 Other Income

“Other income” includes asset management fees and securities and commodities commission revenues, which are recognized in the period in which the services are performed, interest earned on affiliated notes receivable, realized and unrealized gains and losses from investments classified as “trading” such as “Trading account assets supporting insurance liabilities” and “Other trading account assets,” and short-term investments that are marked-to-market through other income.

Foreign Currency

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of operations and financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related qualifying hedge gains and losses and income taxes, in “Accumulated other comprehensive income (loss).” Gains and losses from foreign currency transactions are reported in either “Accumulated other comprehensive income (loss)” or current earnings in “Other income” depending on the nature of the related foreign currency denominated asset or liability.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used in a non-dealer or non-broker capacity in insurance and treasury operations, to manage the interest rate and currency characteristics of assets or liabilities and to mitigate the risk of a diminution, upon translation to U.S. dollars, of net investments in foreign operations resulting from unfavorable changes in currency exchange rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 21, all realized and unrealized changes in fair value of non-dealer or non-broker related derivatives, with the exception of the effective portion of cash flow hedges and effective hedges of net investments in foreign operations, are recorded in current earnings. Cash flows from these derivatives are reported in the operating, investing, or financing activities sections in the Consolidated Statements of Cash Flows.

Derivatives are also used in a derivative dealer or broker capacity in the Company’s global commodities group to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Realized and unrealized changes in fair value of derivatives used in these dealer related operations are included in “Other income” in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

Derivatives are recorded either as assets, within “Other trading account assets, at fair value” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded either in current period earnings if the hedge transaction is a fair value hedge (e.g., a hedge of a recognized foreign currency asset or liability) or in “Accumulated other comprehensive income (loss)” if the hedge transaction is a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss).”

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Other trading account assets, at fair value”.

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term items the Company intends to refinance on a long-term basis in the near term. See Note 14 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 18 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company’s financing receivable portfolio. The disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The Company adopted this guidance effective December 31, 2010. The required disclosures are included above and in Note 4. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. The Company will provide these required disclosures in the interim reporting period ending March 31, 2011. In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. The disclosures will be effective, and the Company will provide these disclosures, concurrent with the effective date of proposed guidance for determining what constitutes a troubled debt restructuring.

In March 2010, the FASB issued updated guidance that amends and clarifies the accounting for credit derivatives embedded in interests in securitized financial assets. This new guidance eliminates the scope exception for embedded credit derivatives (except for those that are created solely by subordination) and provides new guidance on how the evaluation of embedded credit derivatives is to be performed. This new guidance is effective for the first interim reporting period beginning after June 15, 2010. The Company’s adoption of this guidance effective with the interim reporting period ending September 30, 2010 did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Company adopted the effective portions of this guidance on January 1, 2010. The required disclosures are provided in Note 19. The Company will provide the required disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity in the interim reporting period ending March 31, 2011.

In June 2009, the FASB issued authoritative guidance which changes the analysis required to determine whether or not an entity is a variable interest entity (“VIE”). In addition, the guidance changes the determination of the primary beneficiary of a VIE from a quantitative to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. This guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the effects of a company’s involvement with a VIE on its financial statements. This guidance is effective for interim and annual reporting periods beginning after November 15, 2009. In February 2010, the FASB issued updated guidance which defers, except for disclosure requirements, the impact of this guidance for entities that (1) possess the attributes of an investment company, (2) do not require the reporting entity to fund losses, and (3) are not financing vehicles or entities that were formerly classified as qualified special purpose entities (“QSPE’s”). The Company’s adoption of this guidance effective January 1, 2010 did not have a material effect on the Company’s consolidated financial position and results of operations. The disclosures required by this revised guidance are provided in Note 5.

In June 2009, the FASB issued authoritative guidance which changes the accounting for transfers of financial assets, and is effective for transfers of financial assets occurring in interim and annual reporting periods beginning after November 15, 2009.  It removes the concept of a QSPE from the guidance for transfers of financial assets and removes the exception from applying the guidance for consolidation of variable interest entities to qualifying special-purpose entities. It changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also defines “participating interest” to establish specific conditions for reporting a transfer of a portion of a financial asset as a sale. The Company’s adoption of this guidance effective January 1, 2010 did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In January 2010, the FASB issued updated guidance that clarifies existing guidance on accounting and reporting by an entity that experiences a decrease in ownership of a subsidiary that is a business. The updated guidance states that a decrease in ownership applies to a subsidiary or group of assets that is a business, but does not apply to a sale of in-substance real estate even if it involves a business, such as an ownership interest in a partnership whose only asset is operating real estate. This guidance also affects accounting and reporting by an entity that exchanges a group of assets that constitutes a business for an equity interest in another entity. The updated guidance also expands disclosures about fair value measurements relating to retained investments in a deconsolidated subsidiary or a preexisting interest held by an acquirer in a business combination. The updated guidance is effective in the first interim or annual reporting period ending on or after December 15, 2009, and is applied on a retrospective basis to the first period that the Company adopted the existing guidance, which was as of January 1, 2009. The Company’s adoption of this updated guidance effective December 31, 2009 did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In September 2009, the FASB issued updated guidance for the fair value measurement of investments in certain entities that calculate net asset value per share including certain alternative investment funds. This guidance allows companies to determine the fair value of such investments using net asset value (“NAV”) if the fair value of the investment is not readily determinable and the investee entity issues financial statements in accordance with measurement principles for investment companies. Use of this practical expedient is prohibited if it is probable the investment will be sold at something other than NAV. This guidance also requires new disclosures for each major category of alternative investments. This guidance does not apply to the Company’s investments in joint ventures and limited partnerships that are generally accounted for under the equity method or cost method. It is effective for the first annual or interim reporting period ending after December 15, 2009. The Company’s adoption of this guidance effective December 31, 2009 did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In August 2009, the FASB issued updated guidance for the fair value measurement of liabilities. This guidance provides clarification on how to measure fair value in circumstances in which a quoted price in an active market for the identical liability is not available. This guidance also clarifies that restrictions preventing the transfer of a liability should not be considered as a separate input or adjustment in the measurement of fair value. The Company adopted this guidance effective with the annual reporting period ended December 31, 2009, and the adoption did not have a material impact on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In June 2009, the FASB issued authoritative guidance for the FASB’s Accounting Standards Codification TM as the source of authoritative U.S. GAAP. The Codification is not intended to change U.S. GAAP but is a new structure which organizes accounting pronouncements by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company’s adoption of this guidance effective with the reporting period ending December 31, 2009 impacts the way the Company references U.S. GAAP standards in the financial statements.

In May 2009, the FASB issued authoritative guidance for subsequent events, which addresses the accounting for and disclosure of subsequent events not addressed in other applicable GAAP, including disclosure of the date through which subsequent events have been evaluated. This guidance is effective for interim or annual periods ending after June 15, 2009. The Company’s adoption of this guidance effective with the period ending December 31, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations. The required disclosure of the date through which subsequent events have been evaluated is provided in Note 1.

In April 2009, the FASB revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments. This new guidance amends the other-than-temporary impairment guidance for debt securities and expands the presentation and disclosure requirements of other-than-temporary impairments on debt and equity securities in the financial statements. This guidance also requires that the required annual disclosures for debt and equity securities be made for interim reporting periods. This guidance does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The Company early adopted this guidance effective January 1, 2009, which resulted in a net after-tax increase to retained earnings and decrease to accumulated other comprehensive income (loss) of $575 million. The disclosures required by this new guidance are provided in Note 4. See “Investments and Investment-Related Liabilities” above for more information.

In April 2009, the FASB revised the authoritative guidance for fair value measurements and disclosures to provide guidance on (1) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities, and (2) identifying transactions that are not orderly. Further, this new guidance requires additional disclosures about fair value measurements in interim and annual periods. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Early adoption is permitted for periods ending after March 15, 2009. The Company’s early adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations. The disclosures required by this revised guidance are provided in Note 19.

In April 2009, the FASB revised the authoritative guidance for the accounting for business combinations. This new guidance requires an asset acquired or liability assumed in a business combination that arises from a contingency to be recognized at fair value at the acquisition date, if the acquisition date fair value of that asset or liability can be determined during the measurement period. If the acquisition date fair value of an asset acquired or liability assumed in a business combination that arises from a contingency cannot be determined during the measurement period, the asset or liability shall be recognized at the acquisition date using the authoritative guidance related to accounting for contingencies. This new guidance also amends disclosure requirements. This guidance is effective for assets or liabilities arising from contingencies in business combinations for which the acquisition date is on or after January 1, 2009. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations.

In December 2008, the FASB revised the authoritative guidance for employers’ disclosures about postretirement benefit plan assets. This new guidance requires additional disclosures about the components of plan assets, investment strategies for plan assets, significant concentrations of risk within plan assets, and requires disclosures regarding the fair value measurement of plan assets. This guidance is effective for fiscal years ending after December 15, 2009. The Company adopted this guidance effective December 31, 2009. The required disclosures are provided in Note 17.

In September 2008, the FASB Emerging Issues Task Force (“EITF”) reached consensus on an issuer’s accounting for liabilities measured at fair value with a third-party credit enhancement. This consensus concluded that (a) the issuer of a liability (including debt) with a third-party credit enhancement that is inseparable from the liability, shall not include the effect of the credit enhancement in the fair value measurement of the liability; (b) the issuer shall disclose the existence of any third-party credit enhancement on such liabilities, and (c) in the period of adoption the issuer shall disclose the valuation techniques used to measure the fair value of such liabilities and disclose any changes from valuation techniques used in prior periods. The Company’s adoption of this guidance on a prospective basis effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations.

In April 2008, the FASB revised the authoritative guidance for the determination of the useful life of intangible assets. This new guidance amends the list of factors an entity should consider in developing renewal or extension assumptions used to determine the useful life of recognized intangible assets. This guidance is effective for fiscal years and interim periods beginning after December 15, 2008, with the guidance for determining the useful life of a recognized intangible asset being applied prospectively to intangible assets acquired after the effective date, and the disclosure requirements being applied prospectively to all intangible assets recognized as of, and after, the effective date. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations.

In March 2008, the FASB issued authoritative guidance for derivative instruments and hedging activities which amends and expands the disclosure requirements for derivative instruments and hedging activities by requiring companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations. The required disclosures are provided in Note 21.

In February 2008, the FASB revised the authoritative guidance for the accounting for transfers of financial assets and repurchase financing transactions. The new guidance provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties, that is entered into contemporaneously with or in contemplation of, the initial transfer. The guidance is effective for fiscal years beginning after November 15, 2008. The Company’s adoption of this guidance on a prospective basis effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position and results of operations.

In February 2008, the FASB revised the authoritative guidance which delays the effective date related to fair value measurements and disclosures for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually), to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations.

In December 2007, the FASB issued authoritative guidance for business combinations which addresses the accounting for business acquisitions, is effective for fiscal years beginning on or after December 15, 2008, with early adoption prohibited, and generally applies to business acquisitions completed after December 31, 2008. Among other things, the new guidance requires that all acquisition-related costs be expensed as incurred, and that all restructuring costs related to acquired operations be expensed as incurred. This new guidance also addresses the current and subsequent accounting for assets and liabilities arising from contingencies acquired or assumed and, for acquisitions both prior and subsequent to December 31, 2008, requires the acquirer to recognize changes in the amount of its deferred tax benefits that are recognizable because of a business combination either in income from continuing operations in the period of the combination or directly in contributed capital, depending on the circumstances. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations, but may have an effect on the accounting for future business combinations.

In December 2007, the FASB issued authoritative guidance for noncontrolling interests in consolidated financial statements. This guidance changes the accounting for minority interests, which are recharacterized as noncontrolling interests and classified by the parent company as a component of equity. Upon adoption, this guidance requires retroactive adoption of the presentation and disclosure requirements for existing noncontrolling interests and prospective adoption for all other requirements. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations, but did affect financial statement presentation and disclosure.  Noncontrolling interests, previously reported as a liability, are now required to be reported as a separate component of equity on the statement of financial position. In addition, income attributable to the noncontrolling interests, which was previously reported as an expense in general and administrative expenses and reflected within income from continuing operations is now reported as a separate amount below net income.

In September 2006, the FASB issued authoritative guidance for employers’ accounting for defined benefit pension and other postretirement plans, which amended previous guidance. This revised guidance requires an employer on a prospective basis to recognize the overfunded or underfunded status of its defined benefit pension and postretirement plans as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through other comprehensive income. The Company adopted this guidance, along with the required disclosures, on December 31, 2006. The revised guidance also requires an employer on a prospective basis to measure the funded status of its plans as of its fiscal year-end. This requirement is effective for fiscal years ending after December 15, 2008. The Company adopted this guidance on December 31, 2008 and the impact of changing from a September 30 measurement date to a December 31 measurement date was a net after-tax increase to retained earnings of $27 million.

Future Adoption of New Accounting Pronouncements

In December 2010, the FASB issued authoritative guidance that modifies the first step of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform the second step of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. The qualitative factors are consistent with existing authoritative guidance, which requires that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. This new guidance is effective for public entities for fiscal years, and interim periods within those years, beginning after December 15, 2010. The Company’s adoption of this guidance effective January 1, 2011 is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the new guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition that are incurred in transactions with independent third parties or employees as well as the portion of employee compensation and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Additionally, an entity may capitalize as a deferred acquisition cost only those advertising costs meeting the capitalization criteria for direct-response advertising. This change is effective for fiscal years beginning after December 15, 2011 and interim periods within those years. Early adoption as of the beginning of a fiscal year is permitted. The guidance is to be applied prospectively upon the date of adoption, with retrospective application permitted, but not required. The Company will adopt this guidance effective January 1, 2012. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In April 2010, the FASB issued authoritative guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer’s interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 and retrospectively to all prior periods upon the date of adoption, with early adoption permitted. The Company’s adoption of this guidance effective January 1, 2011 is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

3. ACQUISITIONS AND DISPOSITIONS

Sale of investment in Wachovia Securities

On December 31, 2009 the Company completed the sale of its minority joint venture interest in Wachovia Securities. See Note 7 for more details on this transaction.

Discontinued Operations

	Income (loss) from discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	2010	2009	2008

	(in millions)
Real estate investments sold or held for sale(1)	$12	$1	$2
International securities operations(2)	(1)	(1)	(1)
Healthcare operations(3)	1	-	2
Income from discontinued operations before income taxes	12	-	3
Income tax benefit	4	-	(2)
Income from discontinued operations, net of taxes	$8	$-	$5

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $15 million and $3 million, respectively, at December 31, 2010 and $18 million and $5 million, respectively, at December 31, 2009.

(1)	Reflects the income or loss from discontinued real estate investments, primarily related to gains recognized on the sale of real estate properties.

(2)	International securities operations include the European retail transaction-oriented stockbrokerage and related activities of Prudential Securities Group, Inc.

(3)
The sale of the Company’s healthcare business to Aetna was completed in 1999. The loss the Company previously recorded upon the disposal of its healthcare business was reduced in each of the years ended December 31, 2010 and 2008. The reductions were primarily the result of favorable resolution of certain legal, regulatory and contractual matters.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment.

4. INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) at December 31:

	2010

					Other-than-
		Gross	Gross		temporary
	Amortized	Unrealized	Unrealized	Fair	impairments
	Cost	Gains	Losses	Value	in AOCI (3)

	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S.
government authorities and agencies	$9,467	$639	$264	$9,842	$-
Obligations of U.S. states and their political				-
subdivisions	1,792	32	47	1,777	-
Foreign government bonds	1,846	351	9	2,188	1
Corporate securities	69,547	5,581	625	74,503	(30)
Asset-backed securities(1)	11,359	157	1,542	9,974	(1,305)
Commercial mortgage-backed securities	10,525	607	19	11,113	-
Residential mortgage-backed securities(2)	6,778	400	17	7,161	(13)
Total fixed maturities, available for sale	$111,314	$7,767	$2,523	$116,558	$(1,347)
Equity securities, available for sale	$4,243	$1,240	$51	$5,432

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3)
Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI,” which were not included in earnings.  Amount excludes $540 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	2009

					Other-than-
		Gross	Gross		temporary
	Amortized	Unrealized	Unrealized	Fair	impairments
	Cost	Gains	Losses	Value	in AOCI(3)

	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S.
government authorities and agencies	$6,635	$383	$300	$6,718	$-
Obligations of U.S. states and their political
subdivisions	1,304	22	42	1,284	-
Foreign government bonds	1,896	279	11	2,164	1
Corporate securities	65,739	3,622	1,217	68,144	(43)
Asset-backed securities(1)	11,353	117	2,327	9,143	(1,581)
Commercial mortgage-backed securities	9,926	178	151	9,953	-
Residential mortgage-backed securities(2)	8,503	358	59	8,802	(11)
Total fixed maturities, available for sale	$105,356	$4,959	$4,107	$106,208	$(1,634)
Equity securities, available for sale	$3,996	$940	$80	$4,856

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3)
Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI,” which were not included in earnings.  Amount excludes $482 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2010, are as follows:

	Available for Sale
	Amortized	Fair
	Cost	Value

	(in millions)
Due in one year or less	$4,201	$4,262
Due after one year through five years	22,057	23,387
Due after five years through ten years	24,450	26,542
Due after ten years	31,944	34,119
Asset-backed securities	11,359	9,974
Commercial mortgage-backed securities	10,525	11,113
Residential mortgage-backed securities	6,778	7,161
Total	$111,314	$116,558

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2010	2009	2008

	(in millions)
Fixed maturities, available for sale
Proceeds from sales	$7,807	$12,133	$51,029
Proceeds from maturities/repayments	13,216	14,295	9,753
Gross investment gains from sales, prepayments, and maturities	580	510	715
Gross investment losses from sales and maturities	(51)	(303)	(524)

Fixed maturity and equity security impairments
Net writedowns for other-than-temporary impairment losses on
fixed maturities recognized in earnings (1)	$(394)	$(1,333)	$(2,060)
Writedowns for impairments on equity securities	(40)	(724)	(717)

(1)
Excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

As discussed in Note 2, a portion of certain other-than-temporary impairment (“OTTI”) losses on fixed maturity securities are recognized in “Other comprehensive income (loss)” (“OCI”). For these securities the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI
	Year Ended December 31,
	2010	2009

	(in millions)

Balance, beginning of period	$1,520	$-
Credit losses remaining in retained earnings related to adoption of new
authoritative guidance on January 1, 2009	-	580
Credit loss impairments previously recognized on securities which matured, paid down,
prepaid or were sold during the period	(280)	(240)
Credit loss impairments previously recognized on securities impaired to fair value during
the period(1)	(329)	(7)
Credit loss impairment recognized in the current period on securities not previously impaired	17	570
Additional credit loss impairments recognized in the current period on securities
previously impaired	190	623
Increases due to the passage of time on previously recorded credit losses	88	35
Accretion of credit loss impairments previously recognized due to an increase in
cash flows expected to be collected	(52)	(41)
Balance, end of period	$1,154	$1,520

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” at December 31:

	2010		2009

	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value

	(in millions)
Short-term investments and cash equivalents	$697	$697	$725	$725
Fixed maturities:
Corporate securities	9,472	10,006	9,117	9,418
Commercial mortgage-backed securities	2,352	2,407	1,899	1,893
Residential mortgage-backed securities(1)	1,350	1,363	1,434	1,432
Asset-backed securities(2)	1,158	1,030	1,022	857
Foreign government bonds	97	101	104	106
U.S. government authorities and agencies and obligations of U.S.
states	366	360	91	87
Total fixed maturities	14,795	15,267	13,667	13,793
Equity securities	90	73	164	121
Total trading account assets supporting insurance liabilities	$15,582	$16,037	$14,556	$14,639

(1)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(2)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

The net change in unrealized gains (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Other income” was $372 million, $1,564 million and $(1,362) million during the years ended December 31, 2010, 2009 and 2008, respectively.

Other Trading Account Assets

The following table sets forth the composition of the “Other trading account assets” at December 31:

	2010		2009
	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value

	(in millions)
Fixed Maturities:
Asset-backed securities	168	175	178	183
Corporate securities	151	164	152	169
Commercial mortgage-backed securities	50	52	50	52
U.S. government authorities and agencies and obligations
of U.S. states	200	202	67	71
Total fixed maturities	569	593	447	475
Equity securities	209	226	209	215
Subtotal	$778	$819	$656	$690

Derivative instruments		4,358		2,175
Total other trading account assets	$778	$5,177	$656	$2,865

The net change in unrealized gains (losses) from other trading account assets, excluding derivative instruments, still held at period end, recorded within “Other income” was $7 million, $78 million and $(48) million during the years ended December 31, 2010, 2009 and 2008, respectively.

Commercial Mortgage and Other Loans

The Company’s commercial mortgage and other loans are comprised as follows at December 31:

	2010		2009
	Amount	% of	Amount	% of
	(in millions)	Total	(in millions)	Total

Commercial and Agricultural mortgage loans by property type:
Office buildings	$5,259	19.6%	$5,641	21.2%
Retail stores	5,900	22.0	5,536	20.8
Apartments/Multi-Family	4,071	15.1	4,043	15.2
Industrial buildings	6,079	22.6	5,824	21.8
Hospitality	1,511	5.6	1,567	5.9
Other	2,235	8.3	2,267	8.5

Total commercial mortgage loans	25,055	93.2	24,878	93.4

Agricultural property loans	1,837	6.8	1,759	6.6
Total commercial mortgage and agricultural loans	26,892	100.0%	26,637	100.0%
Valuation allowance	(374)		(478)

Total net commercial mortgage and agricultural loans	26,518		26,159

Other loans
Uncollateralized loans	121		121
Residential property loans	8		10
Other collateralized loans	-		-

Total other loans	129		131
Valuation allowance	-		(1)

Total net other loans	129		130

Total commercial mortgage and other loans	$26,647		$26,289
The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States, Canada and Asia with the largest concentrations in California (25%), New York (11%) and Texas (7%) at December 31, 2010.

Activity in the allowance for losses for all commercial mortgage and other loans, for the years ended December 31, is as follows:

	2010	2009	2008

	(in millions)
Allowance for losses, beginning of year	$479	$168	$84
Addition to / (release of) allowance for losses	(105)	411	84
Charge-offs, net of recoveries	-	(100)	-
Change in foreign exchange	-	-	-

Allowance for losses, end of year	$374	$479	$168

The following table sets forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of December 31, 2010:

	Commercial	Agricultural	Residential	Other
	Mortgage	Property	Property	Collateralized	Uncollateralized
	Loans	Loans	Loans	Loans	Loans	Total

Allowance for Credit Losses:	(in millions)
Ending Balance: individually evaluated
for impairment	$141	$-	$-	$-	$-	$141
Ending Balance: collectively evaluated
for impairment	225	8	-	-	-	233
Ending Balance: loans acquired with
deteriorated credit quality	-	-	-	-	-	-
Total Ending Balance	$366	$8	$-	$-	$-	$374

Recorded Investment:(1)
Ending balance gross of reserves:
individually evaluated for impairment	$845	$31	$-	$-	$-	$876
Ending balance gross of reserves:
collectively evaluated for impairment	24,210	1,806	8	-	121	26,145
Ending balance gross of reserves: loans
acquired with deteriorated credit
quality	-	-	-	-	-	-
Total Ending Balance, gross of reserves	$25,055	$1,837	$8	$-	$121	$27,021

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. Impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, 2010 are as follows:

Impaired Commercial Mortgage and Other Loans
	Year Ended December 31, 2010

		Unpaid
	Recorded	Principal	Related
	Investment (1)	Balance	Allowance

	(in millions)
With no related allowance recorded:
Commercial mortgage loans:
Industrial	$-	$-	$-
Retail	-	-	-
Office	-	-	-
Apartments/Multi-Family	-	-	-
Hospitality	64	64	-
Other	-	-	-
Total commercial mortgage loans	$64	$64	$-

Agricultural property loans	$1	$1	$-
Residential property loans	-	-	-
Other collateralized loans	-	-	-
Uncollateralized loans	-	-	-

With an allowance recorded:
Commercial mortgage loans:
Industrial	$18	$18	$18
Retail	102	102	16
Office	28	28	7
Apartments/Multi-Family	47	47	6
Hospitality	194	194	76
Other	60	60	18
Total commercial mortgage loans	$449	$449	$141

Agricultural property loans	$-	$-	$-
Residential property loans	-	-	-
Other collateralized loans	-	-	-
Uncollateralized loans	-	-	-

Total:
Commercial mortgage loans	$513	$513	$141
Agricultural property loans	1	1	-
Residential property loans	-	-	-
Other collateralized loans	-	-	-
Uncollateralized loans	-	-	-

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. Non-performing commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

2009

Non-performing commercial mortgage and other loans with allowance for losses	$568
Non-performing commercial mortgage and other loans with no allowance for losses	-
Allowance for losses, end of year	(151)

Net carrying value of non-performing commercial mortgage and other loans	$417

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $271 million for 2010. Net investment income recognized on these loans totaled $20 million for the year ended December 31, 2010. See Note 2 for information regarding the Company’s accounting policies for commercial mortgage and other loans.

Non-performing commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $460 million for 2009. Net investment income recognized on these loans totaled $24 million for 2009. See Note 2 for information regarding the Company’s accounting policies for commercial mortgage and other loans.

The following tables set forth the credit quality indicators as of December 31, 2010, based upon the recorded investment gross of allowance for credit losses.

Commercial Mortgage Loans - Industrial
Buildings
	Debt Service Coverage Ratio
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total

Loan-to-Value Ratio	(in millions)
0%-49.99%	$616	$307	$184	$190	$15	$23	$1,335
50%-59.99%	304	59	145	178	45	49	780
60%-69.99%	355	89	485	366	180	113	1,588
70%-79.99%	71	76	528	504	193	200	1,572
80%-89.99%	-	-	17	136	88	255	496
90%-100%	-	-	-	-	46	131	177
Greater than 100%	16	-	-	7	-	108	131

Total Industrial	$1,362	$531	$1,359	$1,381	$567	$879	$6,079

Commercial Mortgage Loans - Retail
	Debt Service Coverage Ratio
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total

Loan-to-Value Ratio	(in millions)
0%-49.99%	$604	$328	$390	$87	$28	$4	$1,441
50%-59.99%	551	158	387	52	153	1	1,302
60%-69.99%	316	382	436	326	37	4	1,501
70%-79.99%	65	47	388	552	131	-	1,183
80%-89.99%	-	-	65	93	83	-	241
90%-100%	-	-	-	9	29	21	59
Greater than 100%	-	-	-	6	125	42	173
Total Retail	$1,536	$915	$1,666	$1,125	$586	$72	$5,900

Commercial Mortgage Loans - Office
	Debt Service Coverage Ratio
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total

Loan-to-Value Ratio	(in millions)
0%-49.99%	$1,743	$49	$310	$137	$17	$7	$2,263
50%-59.99%	182	197	192	106	46	17	740
60%-69.99%	136	222	103	156	16	46	679
70%-79.99%	16	-	79	172	589	1	857
80%-89.99%	-	-	-	371	39	25	435
90%-100%	-	-	-	-	174	48	222
Greater than 100%	-	-	-	28	17	18	63

Total Office	$2,077	$468	$684	$970	$898	$162	$5,259

Commercial Mortgage Loans - Apartments/Multi-Family
	Debt Service Coverage Ratio
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total

Loan-to-Value Ratio	(in millions)
0%-49.99%	$701	$184	$326	$178	$199	$56	$1,644
50%-59.99%	16	-	108	162	57	9	352
60%-69.99%	96	17	170	225	101	27	636
70%-79.99%	62	47	113	186	107	45	560
80%-89.99%	-	-	44	43	254	100	441
90%-100%	20	-	-	-	10	120	150
Greater than 100%	-	-	-	-	-	288	288
Total Multi Family/Apartment	$895	$248	$761	$794	$728	$645	$4,071

Commercial Mortgage Loans - Hospitality
	Debt Service Coverage Ratio
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total

Loan-to-Value Ratio	(in millions)
0%-49.99%	$143	$-	$128	$121	$-	$27	$419
50%-59.99%	21	-	-	-	-	-	21
60%-69.99%	-	36	52	156	59	11	314
70%-79.99%	-	-	6	243	-	-	249
80%-89.99%	-	-	72	-	71	101	244
90%-100%	-	-	-	-	-	87	87
Greater than 100%	-	-	-	46	32	99	177

Total Hospitality	$164	$36	$258	$566	$162	$325	$1,511

Commercial Mortgage Loans - Other
	Debt Service Coverage Ratio
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total

Loan-to-Value Ratio	(in millions)
0%-49.99%	$338	$-	$10	$18	$1	$1	$368
50%-59.99%	40	14	25	59	-	-	138
60%-69.99%	57	193	37	424	123	7	841
70%-79.99%	3	67	188	72	74	-	404
80%-89.99%	133	-	45	136	10	6	330
90%-100%	-	-	-	-	-	-	-
Greater than 100%	-	-	-	38	24	92	154

Total Other	$571	$274	$305	$747	$232	$106	$2,235

Agricultural Property Loans
	Debt Service Coverage Ratio
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total

Loan-to-Value Ratio	(in millions)
0%-49.99%	$397	$107	$349	$477	$108	$6	$1,444
50%-59.99%	38	124	15	26	-	-	203
60%-69.99%	161	-	-	-	29	-	190
70%-79.99%	-	-	-	-	-	-	-
80%-89.99%	-	-	-	-	-	-	-
90%-100%	-	-	-	-	-	-	-
Greater than 100%	-	-	-	-	-	-	-

Total Agricultural Property Loans	$596	$231	$364	$503	$137	$6	$1,837

Total Commercial Mortgage and Agricultural Loans
	Debt Service Coverage Ratio
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total

Loan-to-Value Ratio	(in millions)
0%-49.99%	$4,542	$975	$1,697	$1,208	$368	$124	$8,914
50%-59.99%	1,152	552	872	583	301	76	3,536
60%-69.99%	1,121	939	1,283	1,653	545	208	5,749
70%-79.99%	217	237	1,302	1,729	1,094	246	4,825
80%-89.99%	133	-	243	779	545	487	2,187
90%-100%	20	-	-	9	259	407	695
Greater than 100%	16	-	-	125	198	647	986

Total Commercial Mortgage and
Agricultural	$7,201	$2,703	$5,397	$6,086	$3,310	$2,195	$26,892

See Note 2 for further discussion regarding the credit quality of other loans.

The following table provides an aging of past due commercial mortgage and other loans as of December 31, 2010, based upon the recorded investment gross of allowance for credit losses.

	As of December 31, 2010
							Total
				Greater	Greater		Commercial
				Than 90	Than 90		Mortgage
		30-59 Days	60-89 Days	Day -	Day - Not	Total Past Due	and other
	Current	Past Due	Past Due	Accruing	Accruing	Due	Loans

	(in millions)
Commercial mortgage loans:
Industrial	$6,079	$-	$-	$-	$-	$-	$6,079
Retail	5,834	61	-	-	5	66	5,900
Office	5,237	22	-	-	-	22	5,259
Multi-Family/Apartment	4,070	-	-	-	1	1	4,071
Hospitality	1,405	11	10	-	85	106	1,511
Other	2,165	17	-	-	53	70	2,235
Total commercial mortgage loans	$24,790	$111	$10	$-	$144	$265	$25,055

Agricultural property loans	$1,805	$2	$-	$-	$30	$32	$1,837
Residential property loans	3	4	-	-	1	5	8
Other collateralized loans	-	-	-	-	-	-	-
Uncollateralized loans	121	-	-	-	-	-	121
Total	$26,719	$117	$10	$-	$175	$302	$27,021

See Note 2 for further discussion regarding nonaccrual status loans.  The following table sets forth commercial mortgage and other loans on nonaccrual status at December 31.

2010

(in millions)
Commercial mortgage loans:
Industrial	$43
Retail	102
Office	44
Multi-Family/Apartment	49
Hospitality	258
Other	77
Total commercial mortgage loans	$573

Agricultural property loans	$30
Residential property loans	1
Other collateralized loans	-
Uncollateralized loans	-

Total	$604

Other Long-term Investments

“Other long-term investments” are comprised as follows at December 31:

	2010	2009

	(in millions)
Joint ventures and limited partnerships:
Real estate related	$421	$562
Non-real estate related	2,261	1,899
Total joint ventures and limited partnerships	2,682	2,461
Real estate held through direct ownership	15	-
Other	788	796
Total other long-term investments	$3,485	$3,257

Equity Method Investments

The following tables set forth summarized combined financial information for significant joint ventures and limited partnership interests accounted for under the equity method, including the Company’s investments in operating joint ventures that are disclosed in more detail in Note 7. Changes between periods in the tables below reflect changes in the activities within the joint ventures and limited partnerships, as well as changes in the Company’s level of investment in such entities.

	At December 31,
	2010	2009

	(in millions)

STATEMENT OF FINANCIAL POSITION
Investments in real estate	$4,136	$3,848
Investments in securities	10,454	8,528
Cash and cash equivalents	369	446
Receivables	192	693
Property and equipment	-	43
Other assets(1)	684	825

Total assets	$15,835	$14,383

Borrowed funds-third party	$1,868	$2,940
Borrowed funds-Prudential	49	179
Payables	275	833
Other liabilities(2)	1,606	561

Total liabilities	3,798	4,513
Partners' capital	12,037	9,870

Total liabilities and partners' capital	$15,835	$14,383

Total liabilities and partners' capital included above	$2,208	$2,219
Equity in limited partnership interests not included above	197	185
Carrying value	$2,405	$2,404

(1)	Other assets consist of goodwill, intangible assets and other miscellaneous assets.
(2)	Other liabilities consist of securities repurchase agreements and other miscellaneous liabilities.

	Years ended December 31,
	2010	2009	2008

	(in millions)
STATEMENTS OF OPERATIONS
Income from real estate investments	$353	$(325)	$54
Income from securities investments	1,104	9,529	2,980
Income from other	21	78	12
Interest expense	(108)	(460)	(510)
Depreciation	(4)	(7)	(10)
Management fees/salary expense	(95)	(4,409)	(2,790)
Other expenses	(533)	(4,563)	(1,699)
Net earnings(losses)	$738	$(157)	$(1,963)

Equity in net earnings (losses) included above(1)	$89	$2,194	$(398)
Equity in net earnings (losses) of limited partnership interests not included above	73	(28)	(18)
Total equity in net earnings(losses)	$162	$2,166	$(416)

(1)
The year ended December 31, 2009 includes a $2.247 billion pre-tax gain related to the sale of the Company’s minority joint venture interest in Wachovia Securities, not included in the detailed financial lines above. See Note 7 for additional information regarding this sale.

Net Investment Income

Net investment income for the years ended December 31 was from the following sources:

	2010	2009	2008
	(in millions)
Fixed maturities, available for sale	$5,945	$6,039	$6,600
Equity securities, available for sale	215	216	227
Trading account assets	741	738	741
Commercial mortgage and other loans	1,644	1,653	1,670
Policy loans	469	479	464
Short-term investments and cash equivalents	22	76	277
Other long-term investments	33	(215)	(10)
Gross investment income	9,069	8,986	9,969
Less investment expenses	(379)	(393)	(719)
Net investment income	$8,690	$8,593	$9,250

Carrying value for non-income producing assets included in fixed maturities and commercial mortgage and other loans totaled $197 million and $12 million, respectively, as of December 31, 2010. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2010.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for years ended December 31 were from the following sources:

	2010	2009	2008

	(in millions)
Fixed maturities	$135	$(1,126)	$(1,869)
Equity securities	228	(574)	(754)
Commercial mortgage and other loans	78	(358)	(85)
Investment real-estate	-	-	-
Joint ventures and limited partnerships	(31)	(39)	(45)
Derivatives(1)	848	(501)	1,262
Other	5	3	11
Realized investment gains (losses), net	$1,263	$(2,595)	$(1,480)

(1) Includes the offset of hedged items in qualifying effective hedge relationships prior to maturity or termination.

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss),” or “AOCI.” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

		Deferred
		Policy
		Acquisition				Accumulated
		Costs,				Other
		Deferred				Comprehensive
	Net	Sales				Income (Loss)
	Unrealized	Inducements,			Deferred	Related To Net
	Gains (Losses)	and Valuation	Future		Income Tax	Unrealized
	on	of Business	Policy	Policyholders'	(Liability)	Investment
	Investments	Acquired	Benefits	Dividends	Benefit	Gains (Losses)

	(in millions)
Balance, December 31, 2008	$-	$-	$-	$-	$-	$-
Cumulative impact of the adoption
of new authoritative guidance on
January 1, 2009	(1,012)	9	1		343	(659)
Net investment gains (losses) on
investments arising during the
period	565				(203)	362
Reclassification adjustment for (gains)
losses included in net income	925				(333)	592
Reclassification adjustment for OTTI
losses excluded from net income(1)	(1,630)				587	(1,043)
Impact of net unrealized investment
(gains) losses on deferred policy
acquisition costs, deferred sales
inducements and valuation of
business acquired		156			(56)	100
Impact of net unrealized investment
(gains) losses on future policy
benefits			1		-	1
Impact of net unrealized investment
(gains) losses on policyholders'
dividends				-	-	-
Balance, December 31, 2009	$(1,152)	$165	$2	$-	$338	$(647)

Net investment gains (losses) on
investments arising during the
period	3				(1)	2
Reclassification adjustment for (gains)
losses included in net income	393				(138)	255
Reclassification adjustment for OTTI
losses excluded from net income(1)	(51)				18	(33)
Impact of net unrealized investment
(gains) losses on deferred policy
acquisition costs, deferred sales
inducements and valuation of
business acquired		(158)			55	(103)
Impact of net unrealized investment
(gains) losses on future policy
benefits			(7)		2	(5)
Impact of net unrealized investment
(gains) losses on policyholders'
dividends				334	(117)	217
Balance, December 31, 2010	$(807)	$7	$(5)	$334	$157	$(314)

(1)	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

All Other Net Unrealized Investment Gains and Losses in AOCI

		Deferred
		Policy
		Acquisition				Accumulated
		Costs,				Other
		Deferred				Comprehensive
	Net	Sales				Income (Loss)
	Unrealized	Inducements,			Deferred	Related To Net
	Gains (Losses)	and Valuation	Future		Income Tax	Unrealized
	on	of Business	Policy	Policyholders'	(Liability)	Investment
	Investments(1)	Acquired	Benefits	Dividends	Benefit	Gains (Losses)

	(in millions)
Balance, December 31, 2007	$2,749	$(104)	$(1,250)	$(1,048)	$(135)	$212
Net investment gains (losses) on
investments arising during the
period	(15,572)				5,427	(10,145)
Reclassification adjustment for (gains)
losses included in net income	2,574				(897)	1,677
Impact of net unrealized investment
(gains) losses on deferred policy
acquisition costs, deferred sales
inducements and valuation of
business acquired		1,591			(557)	1,034
Impact of net unrealized investment
(gains) losses on future policy
benefits			899		(315)	584
Impact of net unrealized investment
(gains) losses on policyholders'
dividends				1,480	(518)	962
Purchase of fixed maturities from an
affiliate	(222)				77	(145)
Balance, December 31, 2008	$(10,471)	$1,487	$(351)	$432	$3,082	$(5,821)
Cumulative impact of the adoption
of new authoritative guidance
on January 1, 2009	(320)	15	4	418	(33)	84

Net investment gains (losses) on
investments arising during the
period	11,564				(3,876)	7,688
Reclassification adjustment for (gains)
losses included in net income	797				(279)	518
Reclassification adjustment for OTTI
losses excluded from net income(2)	1,630				(587)	1,043
Impact of net unrealized investment
(gains) losses on deferred policy
acquisition costs, deferred sales
inducements and valuation of
business acquired		(1,943)			681	(1,262)
Impact of net unrealized investment
(gains) losses on future policy
benefits			(177)		62	(115)
Impact of net unrealized investment
(gains) losses on policyholders'
dividends				(850)	298	(552)
Balance, December 31, 2009	$3,200	$(441)	$(524)	$-	$(652)	$1,583
Net investment gains (losses) on
investments arising during the
period	5,089				(1,753)	3,336
Reclassification adjustment for (gains)
losses included in net income	(750)				262	(488)
Reclassification adjustment for OTTI
losses excluded from net income(2)	51				(18)	33
Impact of net unrealized investment
(gains) losses on deferred policy
acquisition costs, deferred sales
inducements and valuation of
business acquired		10			(4)	6
Impact of net unrealized investment
(gains) losses on future policy
benefits			(411)		144	(267)
Impact of net unrealized investment
(gains) losses on policyholders'
dividends				(2,450)	858	(1,592)
Balance, December 31, 2010	$7,590	$(431)	$(935)	$(2,450)	$(1,163)	$2,611

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.
(2)	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

The table below presents net unrealized gains (losses) on investments by asset class at December 31:

	2010	2009	2008

	(in millions)
Fixed maturity securities on which an OTTI loss has been recognized	$(807)	$(1,152)	$-
Fixed maturity securities, available for sale - all other	6,052	2,004	(9,811)
Equity securities, available for sale	1,189	860	(748)
Derivatives designated as cash flow hedges (1)	(174)	(242)	(115)
Other investments (2)	523	578	203
Net unrealized gains (losses) on investments	$6,783	$2,048	$(10,471)

(1)	See Note 21 for more information on cash flow hedges.
(2)	Includes net unrealized gains on certain joint ventures that are strategic in nature and are included in “Other Assets.”

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, at December 31:

	2010
	Less than twelve months		Twelve months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of
U.S. government authorities and agencies	$3,275	$196	$294	$68	$3,569	$264
Obligations of U.S. states and their political
subdivisions	989	41	53	6	1,042	47
Foreign government bonds	50	3	37	6	87	9
Corporate securities	7,585	253	4,279	372	11,864	625
Commercial mortgage-backed securities	503	7	101	12	604	19
Asset-backed securities	1,247	15	5,073	1,527	6,320	1,542
Residential mortgage-backed securities	583	9	235	8	818	17
Total	$14,232	$524	$10,072	$1,999	$24,304	$2,523

	2009
	Less than twelve months		Twelve months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of
U.S. government authorities and agencies	$2,676	$200	$403	$100	$3,079	$300
Obligations of U.S. states and their political
subdivisions	881	42	8	-	889	42
Foreign government bonds	254	4	42	7	296	11
Corporate securities	7,867	251	9,830	966	17,697	1,217
Commercial mortgage-backed securities	1,279	18	2,809	133	4,088	151
Asset-backed securities	1,329	553	5,621	1,774	6,950	2,327
Residential mortgage-backed securities	1,309	17	394	42	1,703	59
Total	$15,595	$1,085	$19,107	$3,022	$34,702	$4,107

The gross unrealized losses at December 31, 2010 and 2009 are composed of $1,441 million and $2,523 million related to high or highest quality securities based on NAIC or equivalent rating and $1,082 million and $1,584 million related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2010, $1,383 million of the gross unrealized losses represented declines in value of greater than 20%, $97 million of which had been in that position for less than six months, as compared to $2,386 million at December 31, 2009, that represented declines in value of greater than 20%, $202 million of which had been in that position for less than six months. At December 31, 2010, the $1,999 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities, and in the manufacturing and public utilities sectors of the Company’s corporate securities. At December 31, 2009, the $3,022 million of gross unrealized losses of twelve months or more were concentrated in asset backed securities, and in the manufacturing and services sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2010 and 2009. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2010, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, at December 31:

	2010
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

	(in millions)
Equity securities, available for sale	$505	$44	$56	$7	$561	$51

	2009
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

	(in millions)
Equity securities, available for sale	$535	$60	$144	$20	$679	$80

At December 31, 2010, $17 million of the gross unrealized losses represented declines of greater than 20%, $12 million of which had been in that position for less than six months. At December 31, 2009, $22 million of the gross unrealized losses represented declines of greater than 20%, $20 million of which had been in that position for less than six months. Perpetual preferred securities have characteristics of both debt and equity securities. Since an impairment model similar to fixed maturity securities is applied to these securities, an other-than-temporary impairment has not been recognized on certain perpetual preferred securities that have been in a continuous unrealized loss position for twelve months or more as of December 31, 2010 and 2009. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2010 and 2009.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2010	2009

	(in millions)
Fixed maturities, available for sale(1)	$10,010	$12,228
Trading account assets supporting insurance liabilities	276	388
Other trading account assets	321	340
Separate account assets	4,082	3,908
Equity securities	334	221
Total securities pledged	$15,023	$17,085

(1)	Includes $132 million and $838 million of fixed maturity securities classified as short-term investments at December 31, 2010 and 2009, respectively.

As of December 31, 2010, the carrying amount of the associated liabilities supported by the pledged collateral was $14,565 million. Of this amount, $5,885 million was “Securities sold under agreements to repurchase,” $4,082 million was “Separate account liabilities,” $1,929 million was “Cash collateral for loaned securities,” $725 million was “Long-term debt,” $275 million was “Short-term debt,” $1,500 million was “Policyholders’ account balances,” and $169 million was “Other Liabilities.” As of

December 31, 2009, the carrying amount of the associated liabilities supported by the pledged collateral was $16,752 million. Of this amount, $5,735 million was “Securities sold under agreements to repurchase,” $4,028 million was “Separate account liabilities,” $2,802 million was “Cash collateral for loaned securities,” $2,000 million was “Short-term debt,” $1,500 million was “Policyholders’ account balances,” and $687 million was “Other liabilities.”

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts and securities purchased under agreements to resell. The fair value of this collateral was approximately $1,622 million and $1,102 million at December 31, 2010 and 2009, respectively, all of which, for both periods, had either been sold or repledged.

Assets of $58 million and $46 million at December 31, 2010 and 2009, respectively, were on deposit with governmental authorities or trustees. Additionally, assets carried at $694 million and $693 million at December 31, 2010 and 2009, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Securities restricted as to sale amounted to $630 million and $530 million at December 31, 2010 and 2009, respectively. These amounts include member and activity based stock associated with memberships in the Federal Home Loan Bank of New York and Boston.  Restricted cash and securities of $2,900 million and $2,620 million at December 31, 2010 and 2009, respectively, were included in “Other assets.” The restricted cash and securities primarily represent funds deposited by clients and funds accruing to clients as a result of trades or contracts.

5. VARIABLE INTEREST ENTITIES

In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”). A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

If the Company determines that it is the VIE’s “primary beneficiary” it consolidates the VIE. There are currently two models for determining whether or not the Company is the “primary beneficiary” of a VIE.  The first relates to those VIE’s that have the characteristics of an investment company and for which certain other conditions are true.  These conditions are that (1) the Company does not have the implicit or explicit obligation to fund losses of the VIE and (2) the VIE is not a securitization entity, asset-backed financing entity or an entity that was formerly considered a qualified special-purpose entity.  In this model the Company is the primary beneficiary if it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns and would be required to consolidate the VIE.

For all other VIE’s, the Company is the primary beneficiary if the Company has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant.  If both conditions are present the Company would be required to consolidate the VIE.

Consolidated Variable Interest Entities

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but over which the Company does not exercise control. The Company’s position in the capital structure and/or relative size indicates that the Company is the primary beneficiary. The Company is not required to provide, and has not provided material financial or other support to these VIEs. The table below reflects the carrying amount and balance sheet caption in which the assets and liabilities of these consolidated VIEs are reported. The creditors of each consolidated VIE have recourse only to the assets of that VIE.

	December 31,
	2010	2009

	(in millions)
Fixed maturities, available for sale	$14	$41
Trading account assets supporting insurance liabilities	9	7
Other long-term investments	6	9
Cash and cash equivalents	(2)	-
Separate account assets	4	38
Total assets of consolidated VIEs	$31	$95

Separate account liabilities	$4	$38

Total liabilities of consolidated VIEs	$4	$38

In addition, not reflected in the table above, the Company has created a trust that is a VIE, to facilitate Prudential Insurance’s Funding Agreement Notes Issuance Program (“FANIP”). The trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance with the proceeds of such notes. The trust is the beneficiary of an indemnity agreement with the Company that provides that the Company is responsible for costs related to the notes issued with limited exception. As a result, the Company has determined that it is the primary beneficiary of the trust, which is therefore consolidated.

The funding agreements represent an intercompany transaction that is eliminated upon consolidation. However, in recognition of the security interest in such funding agreements, the trust’s medium-term note liability of $3,509 million and $4,927 million at December 31, 2010 and 2009, respectively, is classified within “Policyholders’ account balances.” Creditors of the trust have recourse to Prudential Insurance if the trust fails to make contractual payments on the medium-term notes. The Company has not provided material financial or other support that was not contractually required to the trust.

Unconsolidated Variable Interest Entities

The Company may invest in debt or equity securities issued by certain asset-backed investment vehicles (commonly referred to as collateralized debt obligations, or “CDOs”) that are managed by an affiliated company. CDOs raise capital by issuing debt securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company’s maximum exposure to loss resulting from its relationship with unconsolidated CDOs managed by affiliates is limited to its investment in the CDOs, which was $389 million and $380 million at December 31, 2010 and 2009, respectively. These investments are reflected in “Fixed maturities, available for sale.” The fair value of assets held within these unconsolidated VIEs was $3,813 million and $3,421 million as of December 31, 2010 and 2009, respectively. There are no liabilities associated with these unconsolidated VIEs on the Company’s balance sheet.

The Company has an investment in a note receivable issued by an affiliated VIE. This VIE issued notes to the Company in consideration for certain fixed maturity assets sold by the Company in December 2009.  The total assets of this VIE at December 31, 2010 and 2009 were approximately $1.5 billion and $1.9 billion, respectively, and primarily consisted of fixed maturity securities. The market value and book value of the notes issued by the VIE and held by the Company at December 31, 2010 and 2009 was $1.1 billion and $1.4 billion, respectively. The Company’s maximum exposure to loss was $1.1 billion and $1.4 billion as of December 31, 2010 and 2009, respectively.

In the normal course of its activities, the Company will invest in joint ventures and limited partnerships. These ventures include hedge funds, private equity funds and real estate related funds and may or may not be VIEs.  The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment.  The Company has determined that it is not required to consolidate these entities because either (1) it does not control them or (2) it does not have the obligation to absorb losses of the entities that could be potentially significant to the entities or the right to receive benefits from the entities that could be potentially significant.  The Company classifies these investments as “Other long-term investments” and its maximum exposure to loss associated with these entities was $2,683 million and $2,461 million as of December 30, 2010 and 2009, respectively.

In addition, in the normal course of its activities, the Company will invest in structured investments including VIEs. These structured investments typically invest in fixed income investments and are managed by third parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. See Note 4 for details regarding the carrying amounts and classification of these assets. The Company has not provided material financial or other support that was not contractually required to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not control these entities.

Included among these structured investments are asset-backed securities issued by VIEs that manage investments in the European market. In addition to a stated coupon, each investment provides a return based on the VIE’s portfolio of assets and related investment activity. The market value of these VIEs was approximately $5.0 billion and $6.0 billion as of December 31, 2010 and 2009, respectively, and these VIEs were financed primarily through the issuance of notes similar to those purchased by the Company. The Company generally accounts for these investments as available for sale fixed maturities containing embedded derivatives that are bifurcated and marked-to-market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio. The Company’s variable interest in each of these VIEs represents less than 50% of the only class of variable interests issued by the VIE. The Company’s maximum exposure to loss from these interests was $746 million and $696 million at December 31, 2010 and 2009, respectively, which includes the fair value of the embedded derivatives.

6. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2010	2009	2008

	(in millions)
Balance, beginning of year	$7,314	$8,538	$6,687
Capitalization of commissions, sales and issue expenses	1,578	1,053	914
Amortization	(475)	(483)	(654)
Change in unrealized investment gains and losses	(150)	(1,760)	1,591
Other (1)	-	(34)	-
Balance, end of year	$8,267	$7,314	$8,538

(1)	Other represents DAC written off against additional paid in capital under Funding Agreement termination. See Note 20 for additional discussion.

7.    INVESTMENTS IN OPERATING JOINT VENTURES

The Company has made investments in certain joint ventures that are strategic in nature and made other than for the sole purpose of generating investment income.  These investments are accounted for under the equity method of accounting and are included in “Other assets” in the Company’s Consolidated Statements of Financial Position. The earnings from these investments are included on an after-tax basis in “Equity in earnings of operating joint ventures, net of taxes” in the Company’s Consolidated Statements of Operations. Investments in operating joint ventures include an indirect investment in China Pacific Group, and prior to its sale on December 31, 2009, also included the Company’s investment in Wachovia Securities. The summarized financial information for the Company’s operating joint ventures has been included in the summarized combined financial information for all significant equity method investments shown in Note 4.

Investment in China Pacific Group

The Company has made an indirect investment in China Pacific Group, a Chinese insurance operation. The carrying value of this operating joint venture was $459 million and $528 million, as of December 31, 2010 and 2009, respectively. The indirect investment in China Pacific Group includes unrealized changes in market value, which are included in accumulated other comprehensive income and relate to the market price of China Pacific Group’s publicly traded shares, which began trading on the Shanghai Exchange in 2007 and since the fourth quarter of 2009 are trading on the Hong Kong exchange. The Company recognized combined after-tax equity earnings from this operating joint venture of $46 million, $3 million and $3 million for the years ended December 31, 2010, 2009 and 2008, respectively. Dividends received from this investment were $5 million, $5 million and $4 million for the years ended December 31, 2010, 2009 and 2008, respectively. In December 2010, a consortium of investors including the Company sold approximately 16% of its holdings, resulting in a pre-tax gain of $66 million to the Company, and sold approximately 40% of its remaining holdings in the first quarter of 2011, resulting in a pre-tax gain of $153 million to the Company.

Former Investment in Wachovia Securities

On December 31, 2009, the Company completed the sale of its minority joint venture interest in Wachovia Securities (including Wells Fargo Advisors) to Wells Fargo. At the closing, the Company received $4.5 billion in cash as the purchase price of its joint venture interest and de-recognized the carrying value of its investment in the joint venture and the carrying value of the “lookback” option described below. For the year ended December 31, 2009, “Equity in earnings of operating joint ventures, net of taxes” includes the associated pre-tax gain on the sale of $2.247 billion. In addition, “General and administrative expenses” includes certain one-time costs related to the sale of the joint venture interest of $89 million, for pre-tax compensation costs and costs related to increased contributions to the Company’s charitable foundation.

In addition, the Company received $418 million in payment of the principal of and accrued interest on the subordinated promissory note in the principal amount of $417 million that had been issued by Wachovia Securities in connection with the establishment of the joint venture.

Wachovia Corporation’s (“Wachovia”) contribution to the joint venture of the A.G. Edwards retail securities brokerage business on January 1, 2008 entitled the Company to elect a “lookback” option (which the Company exercised) permitting the Company to delay for a period of two years ending on January 1, 2010, the decision on whether or not to make payments to avoid or limit dilution of its 38% ownership interest in the joint venture or, alternatively, to “put” its joint venture interests to Wachovia based on the appraised value of the joint venture, excluding the A.G. Edwards business, as of January 1, 2008. During this “lookback” period, the Company’s share in the earnings of the joint venture and one-time costs associated with the combination of the A.G. Edwards business with Wachovia Securities was based on the Company’s diluted ownership level.  The Company adjusted the carrying value of its ownership interest in the joint venture effective as of January 1, 2008 to reflect the addition of the A.G. Edwards business and the dilution of the Company’s 38% ownership interest and to record the value of the above described rights under the “lookback” option. The Company accordingly recognized a corresponding increase to “Additional paid-in capital” of $1.041 billion, net of tax, which represented the excess of the estimated value of the Company’s share of the A.G. Edwards business received (of approximately $1.444 billion) and the estimated value of the “lookback” option acquired (of approximately $580 million) over the carrying value of the portion of the Company’s ownership interest in Wachovia Securities that was diluted (of approximately $422 million), net of taxes (of approximately $561 million).  In connection with the sale of the Company’s interest in the joint venture to Wells Fargo on December 31, 2009, the Company’s final diluted ownership percentage in the joint venture for 2008 and 2009 was established as 23%. On December 31, 2009, the Company recognized a decrease to “Additional paid-in capital” of $109 million, net of tax, and a true-up to the Company’s 2008 and 2009 earnings from the joint venture of $15 million, net of tax based on the difference between the diluted ownership percentage previously used to record earnings and the final diluted ownership percentage.

On August 15, 2008, Wachovia announced that it had reached an agreement in principle for a global settlement of investigations concerning the underwriting, sale and subsequent auction of certain auction rate securities by subsidiaries of Wachovia Securities and had recorded an increase to legal reserves. The Company’s recorded share of pre-tax losses from the joint venture for the year ended December 31, 2008 included $355 million related to the impact of this item on our share of the equity earnings of the joint venture.

The Company’s investment in Wachovia Securities, excluding the value of the “lookback” option, was $1.812 billion as of December 31, 2008. The Company recognized pre-tax equity earnings (losses) from Wachovia Securities of $2.288 billion for the year ended December 31, 2009, including the gain on the sale of $2.247 billion, and $(331) million for the year ended December 31, 2008. The income tax expense (benefit) associated with these equity earnings was $805 million for the year ended December 31, 2009, including $790 million associated with the gain on the sale, and $(110) million for the year ended December 31, 2008. Dividends received from the investment in Wachovia Securities were $23 million and $104 million for the years ended December 31, 2009 and 2008, respectively.

8. VALUATION OF BUSINESS ACQUIRED

The balances of and changes in VOBA as of and for the years ended December 31, are as follows:

	2010	2009	2008
	(in millions)
Balance, beginning of year	$285	$437	$765
Amortization(1)	(25)	(171)	(369)
Interest(2)	17	19	41
Balance, end of year	$277	$285	$437

(1)
The VOBA balances at December 31, 2010 were $0 million and $277 million related to the insurance transactions associated with the Allstate Corporation (“Allstate”) and CIGNA, respectively. The weighted average remaining expected life was approximately 17 years for the VOBA related to CIGNA.

(2)
The interest accrual rates vary by product. The interest rate for 2010 was 7.00% for the VOBA related to CIGNA. The interest rates for 2009 were 5.42% and 6.90% for the VOBA related to Allstate and CIGNA, respectively. The interest rates for 2008 were 5.42% and 7.30% for the VOBA related to Allstate and CIGNA, respectively.

During the first quarter of 2009 and the fourth quarter of 2008, the Company recognized impairments of $73 million and $234 million, respectively, related to the VOBA associated with the Allstate acquisition. These impairments are included on the Amortization line in the table above. The impairment recorded in 2009 represented the remaining VOBA balance associated with the Allstate acquisition. These impairments are reflective of the deterioration in the financial markets, which resulted in additional market depreciation within the separate account assets and corresponding decreases in fee income and overall expected future earnings for this business. These impairments were determined using discounted present value of future estimated gross profits. Since the VOBA balance was completely impaired for these contracts, it cannot be reestablished for market value appreciation in subsequent periods. There were no impairments during 2010.

The following table provides estimated future amortization, net of interest, for the periods indicated.

VOBA Amortization
(in millions)
2011	$3
2012	2
2013	1
2014	1
2015	1
2016 and thereafter	269
Total	$277

9. GOODWILL AND OTHER INTANGIBLES

Goodwill

The changes in the book value of goodwill are as follows:
Goodwill

(in millions)

Balance at January 1, 2008:
Goodwill	620
Accumulated Impairment Losses	-
Net Balance at January 1, 2008	620

2008 Activity:
Acquisitions	106
Other(1)	(1)

Balance at December 31, 2008:
Goodwill	725
Accumulated Impairment Losses	-
Net Balance at December 31, 2008	725

2009 Activity:
Other(1)	2

Balance at December 31, 2009:
Goodwill	727
Accumulated Impairment Losses	-
Net Balance at December 31, 2009	727

2010 Activity:
Other(1)	10

Balance at December 31, 2010:
Goodwill	737
Accumulated Impairment Losses	-
Net Balance at December 31, 2010	$737

(1) Other represents foreign currency translation.

The Company tests goodwill for impairment annually as of December 31 as discussed in further detail in Note 2. The Company performed goodwill impairment testing for the entire goodwill balance at December 31, 2010, all of which is in the Financial Services Business reporting unit. There were no goodwill impairment charges during 2010, 2009 or 2008.

Other Intangibles

	Other intangible balances at December 31, are as follows:

	2010			2009
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in millions)
Subject to amortization:
Customer relationships	$175	$(29)	$146	$174	$(18)	$156
Other	22	(22)	-	23	(20)	3
Total	$197	$(51)	$146	$197	$(38)	$159

Amortization expense for other intangibles was $13 million, $12 million and $7 million for the years ending December 31, 2010, 2009 and 2008, respectively. Amortization expense for other intangibles is expected to be approximately $11 million in 2011, $12 million in 2012 and 2013 and $11 million in 2014 and 2015.

10. POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2010	2009

	(in millions)
Life Insurance	$57,147	$56,617
Individual and group annuities and supplementary contracts	16,071	14,727
Other contract liabilities	3,231	3,546
Subtotal future policy benefits excluding unpaid claims and claim adjustment expenses	76,449	74,890
Unpaid claims and claim adjustment expenses	2,372	2,207
Total future policy benefits	$78,821	$77,097

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities and supplementary contracts liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned revenue and certain other reserves for group, annuities and individual life and health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%. Participating insurance represented 12% and 13% of direct individual life insurance in force at December 31, 2010 and 2009, respectively, and 73%, 76% and 80% of direct individual life insurance premiums for 2010, 2009 and 2008, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 1.7% to 8.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 1.0% to 14.8%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience, except for example, certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves. The interest rates used in the determination of the present values range from 0.2% to 6.2%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long-duration, traditional, and non-participating annuities; structured settlements; single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $2,001 million and $1,649 million as of December 31, 2010 and 2009, respectively, are included in “Future policy benefits” with respect to these deficiencies, of which $926 million and $490 million as of December 31, 2010 and 2009, respectively, relate to net unrealized gains on securities classified as available for sale.

The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 11 and are primarily reflected in Other contract liabilities in the table above.

Unpaid claims and claim adjustment expenses primarily reflect the Company’s estimate of future disability claim payments and expenses as well as estimates of claims incurred but not yet reported as of the balance sheet dates related to group disability products. Unpaid claim liabilities are discounted using interest rates ranging from 0% to 6.4%.

Policyholders' Account Balances

Policyholders' account balances at December 31, are as follows:

	2010	2009

	(in millions)
Individual annuities	$9,247	$9,148
Group annuities	21,712	20,258
Guaranteed investment contracts and guaranteed interest accounts	14,325	13,049
Funding agreements	6,166	8,395
Interest-sensitive life contracts	7,524	7,069
Dividend accumulation and other	14,282	13,735
Total policyholders' account balances	$73,256	$71,654

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Included in “Funding agreements” at December 31, 2010 and 2009, are $3,592 million and $4,996 million, respectively, related to the Company’s FANIP product which is carried at amortized cost, adjusted for the effective portion of changes in fair value of qualifying derivative financial instruments. For additional details on the FANIP product see Note 5. The interest rates associated with such notes range from 0.4% to 5.6%. Also included in funding agreements at December 31, 2010 and 2009 are $1,005 and $1,814 million, respectively, of affiliated funding agreements with Prudential Financial in support of a retail note issuance program to financial wholesalers.  Interest crediting rates range from 0% to 5.0% for interest-sensitive life contracts and from 0% to 13.4% for contracts other than interest-sensitive life. Less than 1% of policyholders’ account balances have interest crediting rates in excess of 8%.

11.    CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2010,  2009 and 2008, there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.   The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2010 and 2009, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2010		December 31, 2009
	In the Event of Death	At Annuitization / Accumulation (1)	In the Event of Death	At Annuitization / Accumulation (1)

Variable Annuity Contracts	(dollars in millions)

Return of net deposits
Account value	$26,167	$24	$11,706	$26
Net amount at risk	$155	$6	$401	$2
Average attained age of contractholders	60 years	67 years	61 years	66 years

Minimum return or contract value
Account value	$20,211	$33,332	$17,588	$16,370
Net amount at risk	$3,088	$1,478	$4,302	$1,538
Average attained age of contractholders	66 years	60 years	66 years	62 years
Average period remaining until earliest
expected annuitization	N/A	1 year	N/A	2 years
________
(1) Includes income and withdrawal benefits as described herein.

	December 31, 2010		December 31, 2009
	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value

Variable Annuity Contracts	(in millions)

Market value adjusted annuities
Account value	$911	$917	$370	$378

			December 31,
			2010	2009

			In the Event of Death
			(dollars in millions)
Variable Life, Variable Universal Life and Universal Life Contracts

No lapse guarantees
Separate account value			$2,392	$2,158
General account value			$1,790	$1,518
Net amount at risk			$51,500	$49,988
Average attained age of contractholders			51 years	50 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2010	2009

	(in millions)
Equity funds	$26,851	$17,002
Bond funds	12,667	5,181
Money market funds	3,250	3,686
Total	$42,768	$25,869

In addition to the amounts invested in separate account investment options above, $3,609 million at December 31, 2010 and $3,425 million at December 31, 2009 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities, either written directly by the Company or assumed by the Company via reinsurance for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”), and guaranteed minimum income and withdrawal benefits (“GMIWB”) features are considered to be bifurcated embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 19 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB and GMIWB are included in “Future policy benefits.” As discussed below, the Company maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in “Realized investment gains (losses), net.” This portfolio of derivatives investments does not qualify for hedge accounting treatment under U.S. GAAP.

	GMDB		GMIB	GMAB/GMWB/ GMIWB
	Variable Life, Variable Universal Life and Universal Life	Variable Annuity	Variable Annuity	Variable Annuity

	(in millions)
Balance at December 31, 2007	$55	$42	$50	$71
Incurred guarantee benefits(1)	32	329	197	1,101
Paid guarantee benefits and other	(1)	(87)	-	-
Balance at December 31, 2008	86	284	247	1,172
Incurred guarantee benefits(1)	64	(11)	(21)	(1,114)
Paid guarantee benefits and other	(7)	(158)	(32)	-
Balance at December 31, 2009	143	115	194	58
Incurred guarantee benefits(1)	19	25	29	(406)
Paid guarantee benefits and other	(1)	(83)	(123)	-
Balance at December 31, 2010	$161	$57	$100	$(348)

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features predominantly present a benefit that provides a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option guarantees that, upon the election of such benefit, a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of: (1) the account value on the date of first withdrawal; (2) cumulative deposits when withdrawals commence, less cumulative withdrawals plus a minimum return; or (3) the highest contract value on a specified date minus any withdrawals. The income option guarantees that a contract holder can, upon the election of this benefit, withdraw a lesser amount each year for the annuitant’s life based on the total guaranteed balance. The withdrawal or income benefit can be elected by the contract holder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Liabilities for guaranteed benefits for GMAB, GMWB and GMIWB riders include amounts assumed from affiliates of $21 million and $14 million as of December 31, 2010 and December 31, 2009, respectively. See Note 13 for amounts recoverable from reinsurers relating to the ceding of certain embedded derivative liabilities associated with these guaranteed benefits, which are not reflected in the tables above.

As part of its risk management strategy, the Company hedges or limits its exposure to these risks, excluding those risks that have been deemed suitable to retain, through a combination of product design elements, such as an automatic rebalancing element, and externally purchased hedging instruments, such as equity options and interest rate derivatives. The automatic rebalancing element included in the design of certain optional living benefits transfers assets between the variable investments selected by the annuity contractholder and, depending on the benefit feature, a fixed rate account in the general account or a bond portfolio within the separate account. The transfers are based on the static mathematical formula used with the particular optional benefit which considers a number of factors, including the impact of investment performance of the contractholder’s total account value. In general, negative investment performance may result in transfers to a fixed rate account in the general account or a bond portfolio within the separate account, and positive investment performance may result in transfers back to contractholder-selected investments. Other product design elements utilized for certain products to manage these risks include asset allocation restrictions and minimum purchase age requirements.  For risk management purposes the Company segregates the variable annuity living benefit features into those that include the automatic rebalancing element, including certain GMIWB riders and certain GMAB riders; and those that do not include the automatic rebalancing element, including certain legacy GMIWB, GMWB, GMAB and GMIB riders. Living benefit riders that include the automatic rebalancing element also include GMDB riders, and as such the GMDB risk in these riders also benefits from the automatic rebalancing element.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit, (2) additional credits after a certain number of years a contract is held and (3) enhanced interest crediting rates that are higher than the normal general account interest rate credited in certain product lines. Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances,” are as follows:

Sales Inducements

(in millions)
Balance at December 31, 2007	$239
Capitalization	74
Amortization	(16)
Change in unrealized gain/(loss) on investments	-
Balance at December 31, 2008	297
Capitalization	97
Amortization	(51)
Change in unrealized gain/(loss) on investments	(28)
Balance at December 31, 2009	315
Capitalization	248
Amortization	(15)
Change in unrealized gain/(loss) on investments	3
Balance at December 31, 2010	$551

12.    CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the U.S. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The Closed Block forms the principal component of the Closed Block Business.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in “Accumulated other comprehensive income (loss)”) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings.

As of December 31, 2010, the Company recognized a policyholder dividend obligation of $126 million, to Closed Block policyholders for the excess of actual cumulative earnings over the expected cumulative earnings. Additionally, accumulated net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block have been reflected as a policyholder dividend obligation of $2,117 million at December 31, 2010, to be paid to Closed Block policyholders unless offset by future experience, with an offsetting amount reported in “Accumulated other comprehensive income (loss).” As of December 31, 2009, actual cumulative earnings were below the expected cumulative earnings, thereby eliminating the cumulative earnings policyholder dividend obligation. Furthermore, the accumulation of net unrealized investment gains as of December 31, 2009 that had arisen subsequent to the establishment of the Closed Block, were not sufficient to overcome the cumulative earnings shortfall. See the table below for changes in the components of the policyholder dividend obligation for the years ended December 31, 2010 and 2009.

On December 14, 2010, Prudential Insurance’s Board of Directors approved a continuation of the Closed Block dividend scales in 2011. On December 8, 2009, Prudential Insurance’s Board of Directors acted to reduce the dividends payable in 2010 on Closed Block policies. This decrease reflected the deterioration in investment results and resulted in a $98 million reduction of the liability for policyholder dividends recognized in the year ended December 31, 2009. On December 19, 2008, Prudential Insurance’s Board of Directors acted to reduce the dividends payable in 2009 on Closed Block policies. This decrease also reflected the deterioration in investment results and resulted in a $187 million reduction of the liability for policyholder dividends recognized in the year ended December 31, 2008.

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

	2010	2009

	(in millions)
Closed Block Liabilities
Future policy benefits	$51,632	$51,774
Policyholders' dividends payable	909	926
Policyholders' dividend obligation	2,243	-
Policyholders' account balances	5,536	5,588
Other Closed Block liabilities	4,637	4,300
Total Closed Block Liabilities	64,957	62,588

Closed Block Assets
Fixed maturities, available for sale, at fair value	41,044	38,448
Other trading account assets, at fair value	150	166
Equity securities, available for sale, at fair value	3,545	3,037
Commercial mortgage and other loans	7,827	7,751
Policy loans	5,377	5,418
Other long-term investments	1,662	1,597
Short-term investments	1,119	1,218
Total investments	60,724	57,635
Cash and cash equivalents	345	662
Accrued investment income	600	608
Other Closed Block assets	275	307
Total Closed Block Assets	61,944	59,212

Excess of reported Closed Block Liabilities over Closed Block Assets	3,013	3,376
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains (losses)	2,092	231
Allocated to policyholder dividend obligation	(2,117)	-
Future earnings to be recognized from Closed Block Assets and Closed Block Liabilities	$2,988	$3,607

Information regarding the policyholder dividend obligation is as follows:

	2010	2009

	(in millions)
Balance, January 1	$-	$-
Impact from earnings allocable to policyholder dividend obligation	126	(851)
Change in net unrealized investment gains (losses) allocated to policyholder dividend
obligation(1)	2,117	851
Balance, December 31	$2,243	$-
___________
(1) For 2009, this amount was capped to the extent of earnings allocable to policyholder dividend obligation.

	Closed Block revenues and benefits and expenses for the years ended December 31, 2010, 2009 and 2008 were as follows:

	2010	2009	2008

	(in millions)
Revenues
Premiums	$3,007	$3,250	$3,608
Net investment income	2,994	2,907	3,154
Realized investment gains (losses), net	804	(1,219)	(8)
Other income	38	102	15

Total Closed Block revenues	6,843	5,040	6,769

Benefits and Expenses
Policyholders' benefits	3,512	3,762	4,087
Interest credited to policyholders' account balances	140	141	141
Dividends to policyholders'	2,071	1,222	2,122
General and administrative expenses	540	568	632

Total Closed Block benefits and expenses	6,263	5,693	6,982

Closed Block revenues, net of Closed Block benefits and expenses, before
income taxes and discontinued operations	580	(653)	(213)
Income tax benefit	(38)	(63)	(193)
Closed Block revenues, net of Closed Block benefits and expenses and income
taxes, before discontinued operations	618	(590)	(20)
Income from discontinued operations, net of taxes	1	-	-
Closed Block revenues, net of Closed Block benefits and expenses, income taxes
and discontinued operations	$619	$(590)	$(20)

13.    REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth, to limit the maximum net loss potential arising from large risks and in acquiring or disposing of businesses.

In 2006, the Company acquired the variable annuity business of The Allstate Corporation (“Allstate”) through a reinsurance transaction. The reinsurance arrangements with Allstate include a coinsurance arrangement associated with the general account liabilities assumed and a modified coinsurance arrangement associated with the separate account liabilities assumed. The reinsurance payable, which represents the Company’s obligation under the modified coinsurance arrangement, is netted with the reinsurance receivable in the Company’s Consolidated Statement of Financial Position.

In 2004, the Company acquired the retirement business of CIGNA and as a result, entered into various reinsurance arrangements. The Company still has indemnity coinsurance and modified coinsurance without assumption arrangements in effect related to this acquisition.

Life and disability reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, per person excess and coinsurance. In addition, the Company entered into reinsurance agreements covering 90% of the Closed Block policies, including 17% with an affiliate through various modified coinsurance arrangements. The Company accounts for these modified coinsurance arrangements under the deposit method of accounting. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The Company also participates in reinsurance of Liabilities for Guaranteed Benefits, which are more fully described in Note 11.

The Company participates in reinsurance transactions with the following subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Pramerica Life S.p.A., Pramerica Zycie Towarzystwo Ubezpieczen i Reasekuracji Spolka Akcyjna, Prudential Holdings of Japan, Inc., Pruco Reinsurance Ltd., Prudential Annuities Life Assurance Corporation, Prudential Seguros Mexico, S.A., Prudential Seguros, S.A., Pramerica of Bermuda Life Assurance Company, Ltd., and Prudential Arizona Reinsurance III Company.

The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

Reinsurance amounts included in the Consolidated Statements of Operations for premiums, policy charges and fees and policyholders’ benefits for the years ended December 31, were as follows:

	2010	2009	2008

	(in millions)
Direct premiums	$10,183	$9,866	$9,787
Reinsurance assumed	1,368	1,164	987
Reinsurance ceded	(1,322)	(1,397)	(1,301)
Premiums	$10,229	$9,633	$9,473

Direct policy charges and fees	$2,137	$2,020	$2,059
Reinsurance assumed	140	140	181
Reinsurance ceded	(80)	(70)	(60)
Policy charges and fees	$2,197	$2,090	$2,180

Direct policyholder benefits	$11,971	$11,485	$11,695
Reinsurance assumed	1,225	959	1,169
Reinsurance ceded	(1,278)	(1,397)	(1,291)
Policyholders' benefits	$11,918	$11,047	$11,573

Reinsurance recoverables at December 31, are as follows:

		2010	2009

		(in millions)
Individual and group annuities (1)		$1,075	$1,039
Life Insurance		1,702	1,482
Other reinsurance		126	119
Total reinsurance recoverable		$2,903	$2,640

_________
(1)
Primarily represents reinsurance recoverables established under the reinsurance arrangements associated with the acquisition of the retirement business of CIGNA. The Company has recorded related reinsurance payables of $1,068 million and $1,038 million at December 31, 2010 and 2009, respectively.

 “Premiums” includes affiliated reinsurance assumed of $1,224 million, $1,092 million and $974 million and affiliated reinsurance ceded of $(111) million, $(111) million and $(114) million for the years ended December 31, 2010, 2009, and 2008, respectively.

“Policyholders’ benefits” includes affiliated reinsurance assumed of $959 million, $823 million and $748 million and affiliated reinsurance ceded of $(58) million, $(61) million and $(66) million for the years ended December 31, 2010, 2009, and 2008, respectively.

“General and administrative expenses” include affiliated assumed expenses of $147 million, $128 million and $91 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Amounts “Due from parent and affiliates” includes affiliated reinsurance recoverables of $1,120 million and $940 million at December 31, 2010 and 2009, respectively reflected in the table above. Excluding both the reinsurance recoverable associated with the acquisition of the retirement business of CIGNA and affiliated reinsurance recoverables, four major reinsurance companies account for approximately 62% of the reinsurance recoverable at December 31, 2010. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

Amounts “Due from parent and affiliates” also include $(387) million and $(4) million at December 31, 2010 and 2009, respectively, related to the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits. “Realized investment gains (losses), net” includes a loss of $484 million, a loss of $878 million and a gain of $768 million for the years ended December 31, 2010, 2009, and 2008, respectively, related to the change in fair values of these ceded embedded derivative liabilities.

“Deferred policy acquisition costs” includes affiliated amounts related to reinsurance of $860 million and $754 million at December 31, 2010 and 2009, respectively.

Amounts “Due to parent and affiliates” includes reinsurance payables of $3,702 million and $2,880 million at December 31, 2010 and 2009, respectively.

14. SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

	2010	2009

	(in millions)
Commercial paper	$874	$730
Other notes payable(1)(2)	389	159
Current portion of long-term debt(3)(4)	225	2,042
Total short-term debt	$1,488	$2,931

(1)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $275 million at December 31, 2010, which are discussed in more detail below.
(2)
Includes notes due to related parties of $112 million and $157 million at December 31, 2010 and 2009, respectively.  During 2009, a portion of the related party notes payable were variable rate notes where the payments on these loans were based on the performance of certain separate accounts held by a subsidiary of the Company, resulting in effective interest rates on these loans ranging from -74.9% to -30.0%. The remaining related party notes payable have variable interest rates ranging from 0.6% to 1.7% in 2010 and 0.4% to 1.8% in 2009.

(3)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $2,000 million at December 31, 2009, which are discussed in more detail below.
(4)	Includes notes due to related parties of $213 million at December 31, 2010.

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was 0.4% and 0.6% at December 31, 2010 and 2009, respectively. At December 31, 2010 and 2009, the Company was in compliance with all covenants related to the above debt.

Commercial Paper

 Prudential Funding, LLC (“Prudential Funding”), a wholly-owned subsidiary of Prudential Insurance, has a commercial paper program with an authorized capacity of $7.0 billion. Prudential Funding commercial paper borrowings have generally served as an additional source of financing to meet the working capital needs of Prudential Insurance and its subsidiaries. Prudential Funding also lends to other subsidiaries of Prudential Financial up to limits agreed with the New Jersey Department of Banking and Insurance. Prudential Funding’s outstanding commercial paper borrowings were $874 million and $730 million at December 31, 2010 and 2009, respectively. At December 31, 2010 and 2009, the weighted average maturity of total commercial paper outstanding was 31 and 23 days, respectively. Prudential Financial has issued a subordinated guarantee covering Prudential Funding’s domestic commercial paper program.

Federal Home Loan Bank of New York

Prudential Insurance is a member of the Federal Home Loan Bank of New York (“FHLBNY”). Membership allows Prudential Insurance access to the FHLBNY's financial services, including the ability to obtain collateralized loans and to issue collateralized funding agreements that can be used as an alternative source of liquidity. FHLBNY borrowings and funding agreements are collateralized by qualifying mortgage-related assets or U.S. Treasury securities, the fair value of which must be maintained at certain specified levels relative to outstanding borrowings, depending on the type of asset pledged. FHLBNY membership requires Prudential Insurance to own member stock and borrowings require the purchase of activity-based stock in an amount equal to 4.5% of outstanding borrowings. Under FHLBNY guidelines, if Prudential Insurance’s financial strength ratings decline below A/A2/A Stable by S&P/Moody’s/Fitch, respectively, and the FHLBNY does not receive written assurances from the New Jersey Department of Banking and Insurance (“NJDOBI”) regarding Prudential Insurance’s solvency, new borrowings from the FHLBNY would be limited to a term of 90 days or less. Currently there are no restrictions on the term of borrowings from the FHLBNY. All FHLBNY stock purchased by Prudential Insurance is classified as restricted general account investments within “Other long-term investments,” and the carrying value of these investments was $177 million and $221 million as of December 31, 2010 and 2009, respectively.

NJDOBI previously permitted Prudential Insurance to pledge collateral to the FHLBNY in an amount up to 7% of its prior year-end statutory net admitted assets, excluding separate account assets; however, since the Company elected not to seek an extension, this limitation reset to 5% effective January 1, 2011. Based on Prudential Insurance’s statutory net admitted assets as of December 31, 2009, the 5% limitation equates to a maximum amount of pledged assets of $7.4 billion and an estimated maximum borrowing capacity (after taking into account required collateralization levels and purchases of activity-based stock) of approximately $6.2 billion. Nevertheless, FHLBNY borrowings are subject to the FHLBNY’s discretion and to the availability of qualifying assets at Prudential Insurance.

As of December 31, 2010, Prudential Insurance had pledged qualifying assets with a fair value of $2.8 billion, which supported outstanding collateralized advances of $1.0 billion and collateralized funding agreements of $1.5 billion. The fair value of qualifying assets that were available to Prudential Insurance but not pledged amounted to $5.5 billion as of December 31, 2010.

As of December 31, 2010, $275 million of the FHLBNY outstanding advances are reflected in “Short-term debt” and the remaining $725 million is in “Long-term debt.” FHLBNY advances declined $1,000 million from December 31, 2009, reflecting the repayment at maturity of $1,000 million of advances in June and the refinancing of $1,000 million of advances in December. Of the outstanding $1,000 million collateralized advances, $275 million matures in December 2011 and $725 million matures in December 2015. The funding agreements issued to the FHLBNY, which are reflected in “Policyholders’ account balances,” have priority claim status above debt holders of Prudential Insurance.

Federal Home Loan Bank of Boston

Prudential Retirement Insurance and Annuity Company (“PRIAC”) became a member of the Federal Home Loan Bank of Boston (“FHLBB”) in December 2009. Membership allows PRIAC access to collateralized advances which will be classified in “Short-term debt” or “Long-term debt,” depending on the maturity date of the obligation. PRIAC’s membership in FHLBB requires the ownership of member stock and borrowings from FHLBB require the purchase of activity-based stock in an amount between 3.0% and 4.5% of outstanding borrowings depending on the maturity date of the obligation. As of December 31, 2010, PRIAC had no advances outstanding under the FHLBB facility.

The Connecticut Department of Insurance (“CTDOI”) permits PRIAC to pledge up to $2.6 billion in qualifying assets to secure FHLBB borrowings through December 31, 2011. PRIAC must seek re-approval from CTDOI prior to borrowing additional funds after that date. Based on available eligible assets as of December 31, 2010, PRIAC had an estimated maximum borrowing capacity, after taking into consideration required collateralization levels and required purchases of activity-based FHLBB stock, of approximately $1.1 billion.

Credit Facilities

As of December 31, 2010, the Company had $2,858 million of unsecured committed credit facilities. These facilities, which are available to Prudential Financial, Prudential Insurance, and Prudential Funding, have terms ranging from one to two years. There were no outstanding borrowings under these credit facilities as of December 31, 2010. Each of the facilities is available to the applicable borrowers up to the aggregate committed credit and may be used for general corporate purposes, including as backup liquidity for the Company’s commercial paper program discussed above. Any borrowings under the credit facilities would mature no later than the respective expiration dates of the facilities and would bear interest at the rates set forth in the applicable credit agreement.

These credit facilities contain representations and warranties, covenants and events of default that are customary for facilities of this type. The Company’s ability to borrow under the facilities is conditioned on the continued satisfaction of customary conditions, including, the maintenance at all times by Prudential Insurance of total adjusted capital of at least $5.5 billion based on statutory accounting principles prescribed under New Jersey law and, in the case of each of the facilities, Prudential Financial’s maintenance of a prescribed minimum level of consolidated net worth. The minimum level of consolidated net worth of Prudential Financial is $12.5 billion, which for this purpose is based on U.S. GAAP equity, excluding net unrealized gains and losses on investments.

As of December 31, 2010, Prudential Insurance’s total adjusted capital and Prudential Financial’s consolidated net worth (as defined in the applicable credit agreements) exceeded the minimum amounts required to borrow under the facilities. The Company’s ability to borrow under the facilities is not contingent on its credit ratings nor subject to material adverse change clauses.

The Company also has access to uncommitted lines of credit from financial institutions. In addition, the Company, as part of its real estate separate account activities, had outstanding lines of credit of $960 million at December 31, 2010, of which $100 million was used.

Long-term Debt

Long-term debt at December 31, is as follows:

	Maturity
	Dates	Rate	2010	2009

			(in millions)
Fixed rate notes:
Surplus notes(1)	2014-2040	5.10%-8.30%	$2,986	$2,686
Other fixed rate notes(2)(3)	2011-2027	1.00%-14.85%	2,128	780
Floating rate notes:
Surplus notes(4)	2016-2052	(5)	3,200	3,250
Other floating rate notes	2011-2012	(6)	140	213
Total long-term debt			$8,454	$6,929

(1)
Fixed rate surplus notes at December 31, 2010 and 2009 includes $2,044 million and $1,745 million, respectively, due to a related party. Maturities of these notes range from 2014 through 2040. The interest rates ranged from 5.1% to 6.7% in 2010 and 5.1% to 6.1% in 2009.

(2)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $725 million at December 31, 2010. These borrowings are discussed in more detail above.
(3)
Other fixed rate notes at December 31, 2010 and 2009 includes $1,213 million and $578 million, respectively, due to related parties.  Maturities of these notes range from 2015 through 2027 and interest rates ranged from 3.01% to 14.85% in 2010 and 4.88% to 14.85% in 2009.

(4)	Floating rate surplus notes at December 31, 2009 includes $50 million due to a related party, which was prepaid in 2010. The interest rates ranged from 2.28% to 2.90% in 2010 and was 2.61% in 2009.
(5)	The interest rate on the floating rate Surplus notes ranged from 0.52% to 3.71% in 2010 and 0.55% to 4.84% in 2009.
(6)	Other floating rate notes at December 31, 2010 and 2009, which are all due to related parties, are based on LIBOR Interest rates ranged from 1.23% to 1.96% in 2010 and 1.52% to 15.48% in 2009.

At December 31, 2010 and 2009, the Company was in compliance with all debt covenants related to the borrowings in the above table.

The following table presents, as of December 31, 2010, the Company’s contractual maturities of its long-term debt:

Long-term Debt

(in millions)
Calendar Year:
2012	$143
2013	4
2014	904
2015	1,614
2016 and thereafter	5,789
Total	$8,454

Surplus Notes

The fixed rate surplus notes issued by Prudential Insurance to non-affiliates are subordinated to other Prudential Insurance borrowings and policyholder obligations, and the payment of interest and principal may only be made with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey (the “Commissioner”). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2010 and 2009, the Company met these statutory capital requirements. At December 31, 2010 and 2009, $942 million and $941 million, respectively, of fixed rate surplus notes were outstanding to non-affiliates.

In September 2009, Prudential Insurance issued in a private placement $500 million of surplus notes due September 2019 with an interest rate of 5.36% per annum. The surplus notes are exchangeable at the option of the holder, in whole but not in part, for shares of Prudential Financial Common Stock beginning in September 2014, or earlier upon a fundamental business combination involving Prudential Financial or a continuing payment default. The initial exchange rate for the surplus notes is 10.1235 shares of Common Stock per each $1,000 principal amount of surplus notes, which represents an initial exchange price per share of Common Stock of $98.78; however, the exchange rate is subject to customary anti-dilution adjustments. The exchange rate is also subject to a make-whole decrease in the event of an exchange prior to maturity (except upon a fundamental business combination or a continuing payment default), that will result in a reduction in the number of shares issued upon exchange (per $1,000 principal amount of surplus notes) determined by dividing a prescribed cash reduction value (which will decline over the life of the surplus notes, from $102.62 for an exercise on September 18, 2014 to zero for an exercise at maturity) by the price of the Common Stock at the time of exchange.  In addition, the exchange rate is subject to a customary make-whole increase in connection with an exchange of the surplus notes upon a fundamental business combination where 10% or more of the consideration in that business combination consists of cash, other property or securities that are not listed on a U.S. national securities exchange.

These exchangeable surplus notes are not redeemable by Prudential Insurance prior to maturity, except in connection with a fundamental business combination involving Prudential Financial, in which case the surplus notes will be redeemable by Prudential Insurance, subject to the noteholders’ right to exchange the surplus notes instead, at par or, if greater, a make-whole redemption price.  The surplus notes are subordinated to all other Prudential Insurance borrowings and policyholder obligations, except for other surplus notes of Prudential Insurance (including those currently outstanding), with which the surplus notes rank pari passu. Payments of interest and principal on the surplus notes may only be made with the prior approval of the Commissioner.

During 2007, a subsidiary of Prudential Insurance issued $500 million of 45-year floating rate surplus notes to an unaffiliated financial institution. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. Concurrent with the issuance of these surplus notes, Prudential Financial entered into a credit derivative that will require Prudential Financial to make certain payments in the event of deterioration in the value of the surplus notes. As of December 31, 2010 and 2009, the credit derivative was a liability of $26 million and $22 million, respectively, with no requirement to pledge collateral.

During 2006, a subsidiary of Prudential Insurance entered into a surplus note purchase agreement with an unaffiliated financial institution that provides for the issuance of up to $3,000 million of ten-year floating rate surplus notes. At December 31, 2010 and 2009, $2,700 million were outstanding under this agreement. Concurrent with the issuance of each surplus note, Prudential Financial enters into arrangements with the buyer, which are accounted for as derivative instruments that may result in payments by, or to, Prudential Financial over the term of the surplus notes, to the extent there are significant changes in the value of the surplus notes. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. As of December 31, 2010 and 2009, these derivative instruments had no material value.

Other

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The impact of these derivative instruments are not reflected in the rates presented in the tables above. For those derivative instruments that qualify for hedge accounting treatment, there was no material effect on interest expense for the years ended December 31, 2010 and 2009 and interest expense was decreased by $10 million for the year ended December 31, 2008. See Note 21 for additional information on the Company’s use of derivative instruments.

 Interest expense for short- and long-term debt, including interest on affiliated debt, was $318 million, $352 million and $539 million, for the years ended December 31, 2010, 2009 and 2008, respectively. Interest expense related to affiliated debt was $155 million, $154 million and $177 million for the years ended December 31, 2010, 2009 and 2008, respectively. “Due to parent and affiliates” included $25 million and $24 million associated with the affiliated long-term interest payable at December 31, 2010 and 2009, respectively.

Included in “Policyholders’ account balances” are additional debt obligations of the Company. See Notes 10 and 5 for further discussion.

15. EQUITY

Comprehensive Income

The components of comprehensive income (loss) for the years ended December 31, are as follows:

	2010	2009	2008

	(in millions)
Net income (loss)	$2,039	$2,312	$(668)
Other comprehensive income (loss), net of taxes
Change in foreign currency translation adjustments	2	6	(24)
Change in net unrealized investments gains (losses)(1)	1,361	7,332	(5,888)
Change in pension and postretirement unrecognized net periodic benefit (cost)	328	(620)	(707)
Other comprehensive income (loss), net of tax expense (benefit) of $869,
$3,364, ($3,517)	1,691	6,718	(6,619)
Comprehensive income (loss)	3,730	9,030	(7,287)
Comprehensive income attributable to noncontrolling interests	(1)	(1)	(2)
Comprehensive income (loss) attributable to Prudential Insurance Company of America.	$3,729	$9,029	$(7,289)

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.

The balance of and changes in each component of “Accumulated other comprehensive income (loss) attributable to Prudential Insurance Company of America” for the years ended December 31, are as follows (net of taxes):

	Accumulated Other Comprehensive Income (Loss) Attributable to Prudential Insurance Company of America

	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses) (1)	Pension and Postretirement Unrecognized Net Periodic Benefit (Cost)	Total Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance, December 31, 2007	$123	$212	$(161)	$174
Change in component during year(2)	(24)	(6,033)	(707)	(6,764)
Balance, December 31, 2008	99	(5,821)	(868)	(6,590)
Change in component during year	6	7,332	(620)	6,718
Impact of adoption of guidance for other-than-
temporary impairments of debt securities(3)	-	(575)	-	(575)
Balance, December 31, 2009	105	936	(1,488)	(447)
Change in component during year	2	1,361	328	1,691
Balance, December 31, 2010	$107	$2,297	$(1,160)	$1,244

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.
(2)	Net unrealized investment gains (losses) for 2008 includes the purchase of fixed maturities from an affiliate of $(145) million.
(3)	See Note 2 for additional information on the adoption of guidance for other-than-temporary impairments of debt securities.

Dividend Restrictions

New Jersey insurance law provides that, except in the case of extraordinary dividends (as described below), all dividends or other distributions paid by Prudential Insurance may be paid only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized investment gains and losses and revaluation of assets as of the prior calendar year-end. As of December 31, 2010, Prudential Insurance’s unassigned surplus was $4,224 million, and it recorded applicable adjustments for cumulative unrealized investment gains of $1,499 million. Prudential Insurance must give prior notification to the New Jersey Department of Banking and Insurance (the “Department”) of its intent to pay any dividend or distribution. Also, if any dividend, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of Prudential Insurance’s statutory surplus as of the preceding December 31 ($8,364 million as of December 31, 2010) or (ii) its statutory net gain from operations excluding realized investment gains and losses for the twelve month period ending on the preceding December 31, ($1,127 million for the year ended December 31, 2010), the dividend is considered to be an “extraordinary dividend” and the prior approval of the Department is required for the payment of the dividend. The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s.

Statutory Net Income and Surplus

Prudential Insurance and its U.S. insurance subsidiaries are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $1,623 million, $1,101 million and $(808) million for the years ended December 31, 2010, 2009 and 2008, respectively. Statutory capital and surplus of Prudential Insurance amounted to $8,364 million and $10,042 million at December 31, 2010 and 2009, respectively.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

16.    STOCK-BASED COMPENSATION

In 2010 and prior, Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, restricted stock awards, performance shares and performance units, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in the financial statements in accordance with the authoritative guidance on accounting for stock based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

The results of operations of the Company for the years ended December 31, 2010, 2009 and 2008, include allocated costs of $13 million, $14 million and $20 million, respectively, associated with employee stock options and $44 million, $37 million, and $27 million, respectively, associated with employee restricted stock shares, restricted stock units, performance shares and performance units issued by Prudential Financial to certain employees of the Company.

17.    EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded contributory and non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and earnings during their career.

The Company provides certain health care and life insurance benefits for its retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees may become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

Prepaid benefits costs and accrued benefit liabilities are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of December 31, 2010 and 2009, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2010	2009	2010	2009

	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(7,957)	(7,481)	$(2,122)	(1,994)
Service cost	(130)	(120)	(10)	(10)
Interest cost	(450)	(441)	(113)	(115)
Plan participants’ contributions	-	-	(23)	(21)
Medicare Part D subsidy receipts	-	-	(20)	(14)
Amendments	-	-	-	-
Actuarial gains/(losses), net	(201)	(392)	(40)	(172)
Settlements	-	-	-	-
Curtailments	4	-	-	-
Special termination benefits	-	(1)	-	-
Benefits paid	498	494	213	209
Foreign currency changes and other	6	(16)	(1)	(5)
Benefit obligation at end of period	$(8,230)	$(7,957)	$(2,116)	$(2,122)

Change in plan assets
Fair value of plan assets at beginning of period	$9,572	$9,900	$1,519	$1,417
Actual return on plan assets	1,366	90	152	278
Employer contributions	72	60	14	16
Plan participants’ contributions	-	-	23	21
Disbursement for settlements	-	-	-	-
Benefits paid	(498)	(494)	(213)	(209)
Foreign currency changes and other	(4)	16	-	(4)
Fair value of plan assets at end of period	$10,508	$9,572	$1,495	$1,519

Funded status at end of period	$2,278	$1,615	$(621)	$(603)

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$3,219	$2,523	$-	$-
Accrued benefit liability	(941)	(908)	(621)	(603)
Net amount recognized	$2,278	$1,615	$(621)	$(603)

Items recorded in “Accumulated other comprehensive income”
not yet recognized as a component of net periodic (benefit) cost:
Transition obligation	$-	$-	$1	$1
Prior service cost	81	105	(54)	(65)
Net actuarial loss	1,221	1,674	617	660
Net amount not recognized	$1,302	$1,779	$564	$596

Accumulated benefit obligation	$(7,834)	$(7,584)	$(2,116)	$(2,122)
In addition to the plan assets above, the Company in 2007 established an irrevocable trust, commonly referred to as a “rabbi trust,” for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($841 million and $779 million benefit obligation at December 31, 2010 and 2009, respectively). Assets held in the rabbi trust are available to the general creditors of the Company in the event of insolvency or bankruptcy. The Company may from time to time in its discretion make contributions to the trust to fund accrued benefits payable to participants in one or more of the plans, and, in the case of a change in control of the Company, as defined in the trust agreement, the Company will be required to make contributions to the trust to fund the accrued benefits, vested and unvested, payable on a pretax basis to participants in the plans. The Company made a discretionary payment of $95 million to the trust during both 2010 and 2009. As of December 31, 2010 and 2009, the assets in these trusts had a carrying value of $390 million and $281 million, respectively.

The Company also maintains a separate rabbi trust established at the time of the combination of its retail securities brokerage and clearing operations with those of Wachovia for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($74 million and $75 million benefit obligation at December 31, 2010 and 2009, respectively), as well as certain cash-based deferred compensation arrangements. As of December 31, 2010 and 2009, the assets in the trust had a carrying value of $124 million and $124 million, respectively.

Pension benefits for foreign plans comprised 3% and 3% of the ending benefit obligation for 2010 and 2009. Foreign pension plans comprised 2% of the ending fair value of plan assets for 2010 and 2009. There are no material foreign postretirement plans.

Information for pension plans with a projected benefit obligation in excess of plan assets

	2010	2009

	(in millions)

Projected benefit obligation	$1,128	$1,065
Fair value of plan assets	187	157

Information for pension plans with an accumulated benefit obligation in excess of plan assets

	2010	2009

	(in millions)

Accumulated benefit obligation	$1,029	$969
Fair value of plan assets	187	157

There were no purchases of annuity contracts in 2010 and 2009 from Prudential Insurance. The approximate future annual benefit payment payable by Prudential Insurance for all annuity contracts was $20 million and $20 million as of December 31, 2010 and 2009, respectively.

There were no pension plan amendments in 2010 and 2009.  There were no postretirement plan amendments in 2010 and 2009.

Components of Net Periodic Benefit Cost

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2010	2009	2008	2010	2009	2008

	(in millions)

Service cost	$130	$120	$116	$10	$10	$10
Interest cost	450	441	445	113	115	124
Expected return on plan assets	(743)	(729)	(717)	(107)	(107)	(161)
Amortization of transition obligation	-	-	-	1	1	1
Amortization of prior service cost	23	26	28	(12)	(11)	(11)
Amortization of actuarial (gain) loss, net	26	20	17	39	42	1
Settlements	-	-	-	-	-	-
Special termination benefits	-	1	2	-	-	-
Net periodic (benefit) cost	$(114)	$(121)	$(109)	$44	$50	$(36)

Certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination.

Changes in Accumulated Other Comprehensive Income

The amounts recorded in “Accumulated other comprehensive income” as of the end of the period, which have not yet been recognized as a component of net periodic (benefit) cost, and the related changes in these items during the period that are recognized in “Other Comprehensive Income” are as follows:

	Pension Benefits			Other Postretirement Benefits
	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss

	(in millions)

Balance, December 31, 2008	$-	$131	$661	$2	$(76)	$700
Amortization for the period	-	(26)	(20)	(1)	11	(42)
Deferrals for the period	-	-	1,031	-	-	1
Impact of foreign currency changes and other	-	-	2	-	-	1
Balance, December 31, 2009	-	105	1,674	1	(65)	660
Amortization for the period	-	(23)	(26)	(1)	12	(39)
Deferrals for the period	-	-	(422)	-	-	(5)
Impact of foreign currency changes and other	-	(1)	(5)	1	(1)	1
Balance, December 31, 2010	$-	$81	$1,221	$1	$(54)	$617

The amounts included in “Accumulated other comprehensive income” expected to be recognized as components of net periodic (benefit) cost in 2011 are as follows:

	Pension Benefits	Other Postretirement Benefits

	(in millions)
Amortization of transition obligation	$-	$1
Amortization of prior service cost	23	(12)
Amortization of actuarial (gain) loss, net	26	36
Total	$49	$25

The Company’s assumptions related to the calculation of the domestic benefit obligation (end of period) and the determination of net periodic (benefit) cost (beginning of period) are presented in the table below. The assumptions for 2008 use September 30, 2007 for beginning of period and December 31, 2008 for end of period.  The assumptions for 2009 use December 31, 2008 as the beginning of period and December 31, 2009 for end of period.  The assumptions for 2010 use December 31, 2009 as the beginning of period and December 31, 2010 for end of period:

	Pension Benefits			Other Postretirement Benefits
	2010	2009	2008	2010	2009	2008

Weighted-average assumptions
Discount rate (beginning of period)	5.75%	6.00%	6.25%	5.50%	6.00%	6.00%
Discount rate (end of period)	5.60%	5.75%	6.00%	5.35%	5.50%	6.00%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Expected return on plan assets (beginning of period)	7.50%	7.50%	7.75%	7.50%	8.00%	8.00%
Health care cost trend rates (beginning of period)				5.00-7.50%	5.00-8.00%	5.00-8.75%
Health care cost trend rates (end of period)				5.00-7.00%	5.00-7.50%	5.00-8.00%
For 2010, 2009 and 2008, the ultimate health care cost trend rate after
gradual decrease until: 2015, 2014, 2012 (beginning of period)				5.00%	5.00%	5.00%
For 2010, 2009 and 2008, the ultimate health care cost trend rate
after gradual decrease until: 2017, 2015, 2014 (end of period)				5.00%	5.00%	5.00%

The domestic discount rate used to value the pension and postretirement obligations at December 31, 2010 is based upon the value of a  portfolio of Aa investments whose cash flows would be available to pay the benefit obligation's cash flows when due.  The portfolio is selected from a compilation of approximately 600 Aa-rated bonds across the full range of maturities.  Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated.  This refinement process generally results in having a distribution from the 10th to 90th percentile. The Aa portfolio is then selected and, accordingly, its value is a measure of the benefit obligation at December 31, 2010.  A single equivalent discount rate is calculated to equate the value of the Aa portfolio to the cash flows for the benefit obligation.  The result is rounded to the nearest 5 basis points and the benefit obligation is recalculated using the rounded discount rate.

The domestic discount rate used to value the pension and postretirement benefit obligations at December 31, 2009 and 2008 is based upon rates commensurate with current yields on high quality corporate bonds. The first step in determining the discount rate is the compilation of approximately 300 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. A spot yield curve is developed from this data that is then used to determine the present value of the expected disbursements associated with the pension and postretirement obligations, respectively. This results in the present value for each respective benefit obligation. A single discount rate is calculated that results in the same present value. The rate is then rounded to the nearest 25 basis points and the benefit obligation is recalculated using the rounded discount rate.

The pension and postretirement expected long-term rates of return on plan assets for 2010 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2010. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation, effect of active management, expenses and the effect of rebalancing.  The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation, effect of active management, expenses and the effect of rebalancing.

The Company applied the same approach to the determination of the expected long-term rate of return on plan assets in 2011.  The expected long-term rate of return for 2011 is 7.0% for both the pension and postretirement plans.

The Company, with respect to pension benefits, uses market related value to determine the components of net periodic (benefit) cost. Market related value is a measure of asset value that reflects the difference between actual and expected return on assets over a five-year period.

The assumptions for foreign pension plans are based on local markets. There are no material foreign postretirement plans.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits

(in millions)
One percentage point increase
Increase in total service and interest costs	$6
Increase in postretirement benefit obligation	124

One percentage point decrease
Decrease in total service and interest costs	$6
Decrease in postretirement benefit obligation	110

Plan Assets

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments, while meeting the cash requirements for a pension obligation that includes a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps are used to adjust duration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit, and a life benefit. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps are used to adjust duration.

The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of the December 31, 2010 are as follows:

	Pension		Postretirement
	Minimum	Maximum	Minimum	Maximum

Asset Category
U.S. Equities	2%	11%	36%	47%
International Equities	2%	11%	1%	7%
Fixed Maturities	53%	72%	0%	55%
Short-term Investments	0%	12%	0%	60%
Real Estate	1%	14%	0%	0%
Other	3%	22%	0%	0%

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

  Assets held with Prudential Insurance are in either pooled separate accounts or single client separate accounts.  Pooled separate accounts hold assets for multiple investors.  Each investor owns a “unit of account.”  Single client separate accounts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned.  Assets held with a bank are either in common/collective trusts or single client trusts. Common or collective trusts hold assets for more than one investor.  Each investor owns a “unit of account.”  Single client trusts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2010 and December 31, 2009 for either the pension or postretirement plans. Pension plan assets of $6,944 million and $6,393 million are included in the Company’s separate account assets and liabilities as of December 31, 2010 and December 31, 2009, respectively.

The authoritative guidance around fair value established a framework for measuring fair value.  Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 19.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

Insurance Company Pooled Separate Accounts, Common or Collective Trusts, and United Kingdom Insurance Pooled Funds – Insurance company pooled separate accounts are invested via group annuity contracts issued by Prudential Insurance. Assets are represented by a “unit of account.”  The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The underlying investments are valued in accordance with the corresponding valuation method for the investments held.

Equities – See Note 19 for a discussion of the valuation methodologies for equity securities.

U.S. Government Securities (both Federal and State & Other), Non–U.S. Government Securities, and Corporate Debt - See Note 19 for a discussion of the valuation methodologies for fixed maturity securities.

Interest Rate Swaps – See Note 19 for a discussion of the valuation methodologies for derivative instruments.

Guaranteed Investment Contract - The value is based on contract cash flows and available market rates for similar investments.

Registered Investment Companies (Mutual Funds) - Securities are priced at the net asset value (“NAV”) of shares.

Unrealized Gain (Loss) on Investment of Securities Lending Collateral - This value is the contractual position relative to the investment of securities lending collateral.

Real Estate - The values are determined through an independent appraisal process. The estimate of fair value is based on three approaches; (1) current cost of reproducing the property less deterioration and functional/economic obsolescence; (2) discounting a series of income streams and reversion at a specific yield or by directly capitalizing a single year income estimate by an appropriate factor; and (3) value indicated by recent sales of comparable properties in the market. Each approach requires the exercise of subjective judgment.

Short-term Investments - Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized Cost approximates fair value.

Partnerships - The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

.Structured Debt (Gateway Recovery Trust) - The value is based primarily on unobservable inputs including probability weighted cash flows and reinvestment yield assumptions.

Hedge Funds - The value of interests in the hedge funds is based on the underlying investments that include equities, debt and other investments.

 Variable Life Insurance Policies – These assets are held in group and individual variable life insurance policies issued by Prudential Insurance.  Group policies are invested in Insurance Company Pooled Separate Accounts.  Individual policies are invested in Registered Investment Companies (Mutual Funds). The value of interests in these policies is the cash surrender value of the policies based on the underlying investments.

Pension plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2010
	Level 1	Level 2	Level 3	Total

	(in millions)
U.S. Equities:
Pooled separate accounts (1)	$-	$922	$-	$922
Common/collective trusts (1)	-	35	-	35
Sub-total				957

International Equities:
Pooled separate accounts (2)	-	24	-	24
Common/collective trusts (3)	-	191	-	191
United Kingdom insurance pooled funds (4)	-	77	-	77
Sub-total				292

Fixed Maturities:
Pooled separate accounts (5)	-	996	-	996
Common/collective trusts (6)	-	290	-	290
U.S. government securities (federal):
Mortgage backed	-	4	-	4
Other U.S. government securities	-	1,806	-	1,806
U.S. government securities (state & other)	-	533	-	533
Non-U.S. government securities	-	15	-	15
United Kingdom insurance pooled funds (7)	-	104	-	104
Corporate Debt:
Corporate bonds (8)	-	3,043	10	3,053
Asset backed	-	20	-	20
Collateralized Mortgage Obligations (CMO) (9)	-	739	-	739
Interest rate swaps (Notional amount: $412)	-	(23)	-	(23)
Guarenteed investment contract	-	1	-	1
Other (10)	101	9	(8)	102
Unrealized gain (loss) on investment of securities lending
collateral (11)	-	(123)	-	(123)
Sub-total				7,517

Short-term Investments:
Pooled separate accounts	-	32	-	32
United Kingdom insurance pooled funds	-	5	-	5
Sub-total				37

Real Estate:
Pooled separate accounts (12)	-	-	216	216
Partnerships	-	-	42	42
Sub-total				258

Other:
Structured debt (Gateway Recovery Trust)	-	-	658	658
Partnerships	-	-	219	219
Hedge funds	-	-	570	570
Sub-total				1,447
Total	$101	$8,700	$1,707	$10,508

	As of December 31, 2009
	Level 1	Level 2	Level 3	Total

	(in millions)
U.S. Equities:
Pooled separate accounts (1)	$-	$782	$-	$782
Common/collective trusts (1)	-	128	-	128
Other (10)	33	5	-	38
Sub-total				948

International Equities:
Pooled separate accounts (2)	-	23	-	23
Common/collective trusts (3)	-	156	-	156
Equities	61	-	-	61
Sub-total				240

Fixed Maturities:
Pooled separate accounts (5)	-	867	-	867
Common/collective trusts (6)	-	345	-	345
U.S. government securities (federal):
Mortgage backed	-	70	-	70
Other U.S. government securities	-	2,085	-	2,085
U.S. government securities (state & other)	-	385	-	385
Non-U.S. government securities	-	13	-	13
United Kingdom insurance pooled funds (7)	-	90	-	90
Corporate Debt:
Corporate bonds (8)	-	2,008	1	2,009
Asset backed	-	102	-	102
Collateralized Mortgage Obligations (CMO) (9)	-	881	2	883
Interest rate swaps (Notional amount: $5,686)	-	215	-	215
Guaranteed investment contract	-	1	-	1
Other (10)	61	(1)	120	180
Unrealized gain (loss) on investment of securities lending
collateral (13)	-	(182)	-	(182)
Sub-total				7,063

Short-term Investments:
Pooled separate accounts	-	10	-	10
United Kingdom insurance pooled funds	-	6	-	6
Sub-total				16

Real Estate:
Pooled separate accounts (12)	-	-	187	187
Partnerships	-	-	48	48
Other	-	-	-	-
Sub-total				235

Other:
Structured debt (Gateway Recovery Trust)	-	-	572	572
Partnerships	-	-	280	280
Hedge fund	-	-	218	218
Sub-total				1,070
Total	$155	$7,989	$1,428	$9,572

(1)	These categories invest in U.S. equity funds whose objective is to track or outperform various indexes.
(2)	This category invests in large cap international equity fund whose objective is to track an index.
(3)	This category invests in international equity funds, primarily large cap, whose objective is to outperform various indexes.
(4)	This category invests in an international equity fund whose objective is to track an index.
(5)	This category invests in bond funds, primarily highly rated private placement securities.
(6)	This category invests in bond funds, primarily highly rated public securities whose objective is to outperform an index.
(7)	This category invests in bond funds, primarily highly rated corporate securities.
(8)	This category invests in highly rated corporate securities.
(9)	This category invests in highly rated Collateralized Mortgage Obligations.
(10)	Primarily cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
(11)
The contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $1,295 million and the liability for securities lending collateral is $1,418 million.

(12)	This category invests in commercial real estate and real estate securities funds, whose objective is to outperform an index
(13)
The contractual value of investments of securities lending collateral invested in primarily short-term bond funds is $1,231 million and the liability for securities lending collateral is $1,413 million.

Changes in Fair Value of Level 3 Pension Assets

	Year Ended December 31, 2010

	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Corporate Debt - CMO	Fixed Maturities - Other	Real Estate - Pooled Separate Accounts

	(in millions)
Fair Value, beginning of period	$1	$2	$120	$187
Actual Return on Assets:
Relating to assets still held at the reporting date	1	-	-	42
Relating to assets sold during the period	-	-	-	(2)
Purchases, sales and settlements	-	-	(128)	(11)
Transfers in and /or out of Level 3	8	(2)	-	-
Fair Value, end of period	$10	$-	$(8)	$216

	Year Ended December 31, 2010

	Real Estate - Partnerships	Other - Structured Debt	Other - Partnerships	Other - Hedge Fund

	(in millions)
Fair Value, beginning of period	$48	$572	$280	$218
Actual Return on Assets:
Relating to assets still held at the reporting date	4	86	17	44
Relating to assets sold during the period	-	-	-	-
Purchases, sales and settlements	(10)	-	30	200
Transfers in and /or out of Level 3	-	-	(108)	108
Fair Value, end of period	$42	$658	$219	$570

	Year Ended December 31, 2009

	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Corporate Debt - CMO	Fixed Maturities - Other	Real Estate - Pooled Separate Accounts

	(in millions)
Fair Value, beginning of period	$13	$2	$161	$323
Actual Return on Assets:
Relating to assets still held at the reporting date	-	-	-	(125)
Relating to assets sold during the period	-	-	-	(1)
Purchases, sales and settlements	(3)	-	(41)	(10)
Transfers in and /or out of Level 3	(9)	-	-	-
Fair Value, end of period	$1	$2	$120	$187

	Year Ended December 31, 2009

	Real Estate - Partnerships	Other - Structured Debt	Other - Partnerships	Other - Hedge Fund

	(in millions)
Fair Value, beginning of period	$64	$477	$197	$176
Actual Return on Assets:
Relating to assets still held at the reporting date	(15)	95	17	42
Relating to assets sold during the period	-	-	-	-
Purchases, sales and settlements	(1)	-	66	-
Transfers in and /or out of Level 3	-	-	-	-
Fair Value, end of period	$48	$572	$280	$218

Postretirement plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2010
	Level 1	Level 2	Level 3	Total

	(in millions)
U.S. Equities:
Variable Life Insurance Policies (1)	-	449	-	449
Common trusts (2)	-	88	-	88
Equities	102	-	-	102
Sub-total				639

International Equities:
Variable Life Insurance Policies (3)	-	51	-	51
Common trusts (4)	-	17	-	17
Sub-total				68

Fixed Maturities:
Common trusts (5)	-	23	-	23
U.S. government securities (federal):
Mortgage Backed	-	13	-	13
Other U.S. government securities	-	157	-	157
U.S. government securities (state & other)	-	2	-	2
Non-U.S. government securities	-	3	-	3
Corporate Debt:
Corporate bonds (6)	-	281	2	283
Asset Backed	-	73	-	73
Collateralized Mortgage Obligations (CMO) (7)	-	201	-	201
Interest rate swaps (Notional amount: $322)	-	3	-	3
Other (8)	10	-	4	14
Unrealizied gain (loss) on investment of securities lending
collateral (9)	-	-	-	-
Sub-total				772

Short-term Investments:
Variable Life Insurance Policies
Pooled separate accounts	-	1	-	1
Registered investment companies	15	-	-	15
Sub-total				16
Total	$127	$1,362	$6	$1,495

	As of December 31, 2009
	Level 1	Level 2	Level 3	Total

	(in millions)
U.S. Equities:
Variable Life Insurance Policies:
Pooled separate accounts (1)	$-	$155	$-	$155
Registered investment companies	253	-	-	253
Common trusts (2)	-	95	-	95
Equities	97	-	-	97
Sub-total				600

International Equities:
Variable Life Insurance Policies
Pooled separate accounts (3)	-	39	-	39
Common trusts (4)	-	19	-	19
Sub-total				58

Fixed Maturities:
Common trusts (5)	-	29	-	29
U.S. government securities (federal):
Mortgage Backed	-	33	-	33
Other U.S. government securities	-	84	-	84
U.S. government securities (state & other)	-	1	-	1
Non-U.S. government securities	-	3	-	3
Corporate Debt:
Corporate bonds (6)	-	259	1	260
Asset Backed	-	98	-	98
Collateralized Mortgage Obligations (CMO) (7)	-	215	2	217
Interest rate swaps (Notional amount: $322)	-	4	-	4
Other (8)	110	-	12	122
Sub-total				851

Short-term Investments:
Variable Life Insurance Policies
Pooled separate accounts	-	1	-	1
Registered investment companies	9	-	-	9
Sub-total				10
Total	$469	$1,035	$15	$1,519

(1)	This category invests in U.S. equity funds, primarily large cap equities whose objective is to track an index via pooled separate accounts and registered investment companies.
(2)	This category invests in U.S. equity funds, primarily large cap equities.
(3)	This category invests in international equity funds, primarily large cap international equities whose objective is to track an index.
(4)	This category fund invests in large cap international equity fund whose objective is to outperform an index.
(5)	This category invests in U.S. bonds funds.
(6)	This category invests in highly rated corporate bonds.
(7)	This category invests in highly rated Collateralized Mortgage Obligations.
(8)	Cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
(9)
The contractual net value of the investment of securities lending collateral invested in primarily short term bond funds is $30 million and the liability for securities lending collateral is $30 million.

Changes in Fair Value of Level 3 Postretirement Assets

	Year Ended December 31, 2010

	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Corporate Debt - CMO	Fixed Maturities - Other

	(in millions)
Fair Value, beginning of period	$1	$2	$12
Actual Return on Assets:
Relating to assets still held at the reporting date	-	-	-
Relating to assets sold during the period	-	-	-
Purchases, sales and settlements	1	-	(8)
Transfers in and /or out of Level 3	-	(2)	-
Fair Value, end of period	$2	$-	$4

	Year Ended December 31, 2009

	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Corporate Debt - CMO	Fixed Maturities - Other

	(in millions)
Fair Value, beginning of period	$3	$2	$11
Actual Return on Assets:
Relating to assets still held at the reporting date	-	-	-
Relating to assets sold during the period	-	-	-
Purchases, sales and settlements	(2)	-	1
Transfers in and /or out of Level 3	-	-	-
Fair Value, end of period	$1	$2	$12

A summary of pension and postretirement plan asset allocation as of the year ended December 31, are as follows:

	Pension Percentage of Plan Assets		Postretirement Percentage of Plan Assets
	2010	2009	2010	2009

Asset Category
U.S. Equities	9%	10%	43%	40%
International Equities	3	3	5	4
Fixed Maturities	72	74	51	55
Short-term Investments	-	-	1	1
Real Estate	2	2	-	-
Other	14	11	-	-
Total	100%	100%	100%	100%

          The expected benefit payments for the Company's pension and postretirement plans, as well as the expected Medicare Part D subsidy receipts related to the Company's postretirement plan, for the years indicated are as follows:

	Pension Benefits	Other Postretirement Benefits	Other Postretirement Benefits - Medicare Part D Subsidy Receipts

	(in millions)
2011	$524	$199	$19
2012	533	198	20
2013	535	198	21
2014	549	196	21
2015	557	193	22
2016-2020	2,921	920	110
Total	$5,619	$1,904	$213

The Company anticipates that it will make cash contributions in 2011 of approximately $60 million to the pension plans and approximately $10 million to the postretirement plans.

Postemployment Benefits

 The Company accrues postemployment benefits for income continuance and health and life benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2010 and 2009 was $33 million and $38 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

 The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $52 million, $53 million and $51 million for the years ended December 31, 2010, 2009 and 2008, respectively.

18.    INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2010	2009	2008

	(in millions)
Current tax expense (benefit)
U.S.	$(304)	$202	$(309)
State and local	(3)	(2)	5
Foreign	13	9	20
Total	(294)	209	(284)
Deferred tax expense (benefit)
U.S.	1,131	(606)	(61)
State and local	(3)	9	3
Foreign	-	(3)	5
Total	1,128	(600)	(53)
Total income tax expense (benefit) on continuing operations before equity in earnings of operating
joint ventures	$834	$(391)	$(337)
Income tax expense (benefit) on equity in earnings of operating joint ventures	25	807	(109)
Income tax expense (benefit) on discontinued operations	4	-	(2)
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	869	3,054	(3,594)
Impact on Company's investment in Wachovia Securities due to addition of A.G. Edwards business	-	(59)	561
Stock-based compensation programs	1	10	(8)
Cumulative effect of changes in accounting principles	-	310	10
Total income taxes	$1,733	$3,731	$(3,479)

The Company’s actual income tax expense on continuing operations before equity in earnings of operating joint ventures for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and equity in earnings of operating joint ventures for the following reasons:

	2010	2009	2008

	(in millions)
Expected federal income tax expense (benefit)	$987	$152	$(277)
Low income housing and other tax credits	(58)	(68)	(79)
Non-taxable investment income	(157)	(120)	(22)
Expiration of statute of limitations and related interest	-	(272)	-
Change in tax rate	93	-	-
Other	(31)	(83)	41
Total income tax expense (benefit) on continuing operations before equity in earnings of
operating joint ventures	$834	$(391)	$(337)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2010	2009

	(in millions)
Deferred tax assets
Policyholders' dividends	$938	$142
Net operating and capital loss carryforwards	4	39
Insurance reserves	714	1,164
Other	322	358
Deferred tax assets before valuation allowance	1,978	1,703
Valuation allowance	(10)	(8)
Deferred tax assets after valuation allowance	1,968	1,695
Deferred tax liabilities
Net unrealized investment gains	2,284	678
Employee benefits	221	433
Investments	623	88
Deferred policy acquisition costs	1,948	1,603
Deferred tax liabilities	5,076	2,802
Net deferred tax liability	$(3,108)	$(1,107)

The application of  U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

A valuation allowance has been recorded primarily related to tax benefits associated with state and local and foreign deferred tax assets. Adjustments to the valuation allowance are made to reflect changes in management’s assessment of the amount of the deferred tax asset that is realizable. The valuation allowance includes amounts recorded in connection with deferred tax assets at December 31, as follows

	2010	2009

	(in millions)
Valuation allowance related to state and local deferred tax assets	$-	$-
Valuation allowance related to foreign operations deferred tax assets	$10	$8

The following table sets forth the federal and state operating and capital loss carryforwards for tax purposes, at December 31:

	2010	2009

	(in millions)
Federal net operating and capital loss carryforwards (1)	$11	$108
State net operating and capital loss carryforwards (2)	$5	$5

(1)	Expires between 2014 and 2030.
(2)	Expires between 2025 and 2030.

The Company does not provide U.S. income taxes on unremitted foreign earnings of its non-U.S. operations, other than its Taiwan investment management subsidiary.   During 2010, 2009, and 2008 the Company made no changes with respect to its repatriation assumptions.

The following table sets forth the undistributed earnings of foreign subsidiaries, where the Company assumes permanent reinvestment, for which U.S. deferred taxes have not been provided, as of the periods indicated. Determining the tax liability that would arise if these earnings were remitted is not practicable.

	At December 31,
	2010	2009	2008

	(in millions)
Undistributed earnings of foreign subsidiaries (assuming permanent reinvestment)	$205	$187	$166

The Company’s unrecognized tax benefits for the periods indicated are as follows:

	Unrecognized tax benefits prior to 2002	Unrecognized tax benefits 2002 and forward	Total unrecognized tax benefits all years

	(in millions)
Amounts as of December 31, 2007	$386	$135	$521
Increases in unrecognized tax benefits taken in prior period	-	98	98
(Decreases) in unrecognized tax benefits taken in prior period	-	(27)	(27)
Amounts as of December 31, 2008	386	206	592
Increases in unrecognized tax benefits taken in prior period	-	43	43
(Decreases) in unrecognized tax benefits taken in prior period	(22)	(21)	(43)
Settlements with Parent	(150)	(247)	(397)
(Decreases) in unrecognized tax benefits as a result of lapse of the applicable
statute of limitations	(214)	-	(214)
Amounts as of December 31, 2009	-	(19)	(19)
Increases in unrecognized tax benefits taken in prior period	2	-	2
(Decreases) in unrecognized tax benefits taken in prior period	-	-	-
Amounts as of December 31, 2010	$2	$(19)	$(17)
Unrecognized tax benefits that, if recognized, would favorably impact the effective
rate as of December 31, 2008	$386	$88	$474
Unrecognized tax benefits that, if recognized, would favorably impact the effective
rate as of December 31, 2009	$-	$9	$9
Unrecognized tax benefits that, if recognized, would favorably impact the effective
rate as of December 31, 2010	$2	$9	$11

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the consolidated financial statements for tax-related interest and penalties for the years ended December 31, are as follows:

	2010	2009	2008

	(in millions)
Interest and penalties recognized in the consolidated statements of operations	$18	$(138)	$52
Interest and penalties recognized in liabilities in the consolidated statements of
financial position	$-	$(18)	$190

On December 22, 2009, in accordance with the terms of the tax sharing agreement with its parent, the Company settled $310 million of its contingent tax liability with Prudential Financial and was relieved of any future obligation related thereto. The liability is primarily related to tax years prior to 2002. The settlement of this liability was recorded as a capital contribution.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing authorities. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The statute of limitations for the 2002 tax year expired on April 30, 2009. The statute of limitations for the 2003 tax year expired on

July 31, 2009. The statute of limitations for the 2004 through 2007 tax years will expire in February 2012, unless extended. Tax years 2008 and 2009 are still open for IRS examination. The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired. See Note 20 for a discussion of the settlement of the Company’s contingent tax liability with Prudential Financial.

As discussed above, the completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. As such, 2009 benefited from a reduction to the liability for unrecognized tax benefits and related interest of $272 million, primarily related to tax years prior to 2002 as a result of the expiration of the statute of limitations for the 2002 and 2003 tax years.

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2009, current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. On February 14, 2011, the Obama Administration released the “General Explanations of the Administration’s Revenue Proposals.” Although the Administration has not released proposed statutory language, one proposal would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through regulation or legislation, could increase actual tax expense and reduce the Company’s consolidated net income. These activities had no impact on the Company’s 2008, 2009 or 2010 results.

In December 2006, the IRS completed all fieldwork with respect to its examination of the consolidated federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 tax years, the Company agreed to such adjustment. The report, with the adjustment to the DRD, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and took no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a $157 million refund was received in February 2009. The Company believed that its return position with respect to the calculation of the DRD was technically correct. Therefore, the Company filed protective refund claims on October 1, 2009 to recover the taxes associated with the agreed upon adjustment. The IRS recently issued an Industry Director Directive (“IDD”) stating that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. The Company is working with its IRS audit team to bring the DRD issue to a close in accordance with the IDD. These activities had no impact on the Company’s 2008, 2009 or 2010 results.

In January 2007, the IRS began an examination of tax years 2004 through 2006. For tax years 2007 through 2010, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management’s expectation this program will shorten the time period between the filing of the Company’s federal income tax returns and the IRS’s completion of its examination of the returns.

On March 23, 2010, President Obama signed into law the Patient Protection and Affordable Care Act, which was modified by the Health Care and Education Reconciliation Act of 2010 signed into law on March 30, 2010,  (together, the “Healthcare Act”). The federal government provides a subsidy to companies that provide certain retiree prescription drug benefits (the “Medicare Part D subsidy”), including the Company. The Medicare Part D subsidy was previously provided tax-free. However, as currently adopted, the Healthcare Act includes a provision that would reduce the tax deductibility of retiree health care costs to the extent of any Medicare Part D subsidy received. In effect, this provision of the Healthcare Act makes the Medicare Part D subsidy taxable beginning in 2013. Therefore, the Company incurred a charge in 2010 for the reduction of deferred tax assets of $94 million, which reduces net income and is reflected in “Income tax expense (benefit).”

19.    FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability:  (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. The Company’s Level 2 assets and liabilities include:  fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs. Prices from services are validated through comparison to trade data and internal estimates of current fair value, generally developed using market observable inputs and economic indicators.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset or liability. The Company’s Level 3 assets and liabilities primarily include:  certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, and embedded derivatives resulting from certain products with guaranteed benefits.  Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. Under certain conditions, based on its observations of transactions in active markets, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3. As of December 31, 2010 and 2009, these over-rides on a net basis were not material.

Inactive Markets - During 2009 and continuing through the first quarter of 2010, the Company observed that the volume and level of activity in the market for asset-backed securities collateralized by sub-prime mortgages remained at historically low levels. This stood in particular contrast to the markets for other structured products with similar cash flow and credit profiles. The

Company also observed significant implied relative liquidity risk premiums, yields, and weighting of “worst case” cash flows for asset-backed securities collateralized by sub-prime mortgages in comparison with its own estimates for such securities.  In contrast, the liquidity of other spread-based asset classes, such as corporate bonds, high yield and consumer asset-backed securities, such as those collateralized by credit cards or autos, which were previously more correlated with sub-prime securities, improved beginning in the second quarter of 2009. Based on this information, the Company concluded as of June 30, 2009, and continuing through March 31, 2010, that the market for asset-backed securities collateralized by sub-prime mortgages was inactive and also determined the pricing quotes it received were based on limited market transactions, calling into question their representation of observable fair value. As a result, the Company considered both third-party pricing information and an internally developed price based on a discounted cash flow model in determining the fair value of certain of these securities as of June 30, 2009 through March 31, 2010. Based on the unobservable inputs used in the discounted cash flow model and the limited observable market activity, the Company classified these securities within Level 3 as of June 30, 2009 through March 31, 2010.

Beginning in the second quarter of 2010, the Company observed an increasingly active market, as evidence of orderly transactions in asset-backed securities collateralized by sub-prime mortgages became more apparent. Additionally, the valuation based on the pricing the Company received from independent pricing services was not materially different from its internal estimates of current market value for these securities.  As a result, where third party pricing information based on observable inputs was used to fair value the security, and based on the assessment that the market has been becoming increasingly active, the Company reported fair values for these asset-backed securities collateralized by sub-prime mortgages in Level 2 since June 30, 2010. As of December 31, 2010, the fair value of these securities included in Level 2 were $4,505 million included in Fixed Maturities Available for Sale – Asset-Backed Securities and $208 million included in Trading Account Assets Supporting Insurance Liabilities – Asset-Backed Securities.

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2010
	Level 1	Level 2	Level 3	Netting (2)	Total

	(in millions)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government
authorities and agencies	$-	$9,842	$-	$-	$9,842
Obligations of U.S. states and their political subdivisions	-	1,777	-	-	1,777
Foreign government bonds	-	2,161	27	-	2,188
Corporate securities	5	73,507	991	-	74,503
Asset-backed securities	-	8,467	1,507	-	9,974
Commercial mortgage-backed securities	-	11,113	-	-	11,113
Residential mortgage-backed securities	-	7,138	23	-	7,161
Subtotal	5	114,005	2,548	-	116,558
Trading account assets supporting insurance liabilities:
U.S. Treasury securities and obligations of U.S. government
authorities and agencies	-	178	-	-	178
Obligations of U.S. states and their political subdivisions	-	182	-	-	182
Foreign government bonds	-	101	-	-	101
Corporate securities	-	9,924	82	-	10,006
Asset-backed securities	-	804	226	-	1,030
Commercial mortgage-backed securities	-	2,402	5	-	2,407
Residential mortgage-backed securities	-	1,345	18	-	1,363
Equity securities	2	67	4	-	73
All other activity	606	91	-	-	697
Subtotal	608	15,094	335	-	16,037

Other trading account assets:
U.S. Treasury securities and obligations of U.S. government
authorities and agencies	-	84	-	-	84
Obligations of U.S. states and their political subdivisions	118	-	-	-	118
Corporate securities	-	164	-	-	164
Asset-backed securities	-	164	11	-	175
Commercial mortgage-backed securities	-	52	-	-	52
Equity Securities	222	-	4	-	226
All other activity	17	10,116	129	(5,904)	4,358
Subtotal	357	10,580	144	(5,904)	5,177

Equity securities, available for sale	3,440	1,923	69	-	5,432
Commercial mortgage and other loans	-	-	(6)	-	(6)
Other long-term investments	3	10	251	-	264
Short-term investments	2,586	505	-	-	3,091
Cash equivalents	478	1,667	-	-	2,145
Other assets	2,781	-	-	-	2,781
Due from parent and affiliates	-	528	1,919	-	2,447
Subtotal excluding separate account assets	10,258	144,312	5,260	(5,904)	153,926
Separate account assets (1)	41,092	102,341	15,771	-	159,204
Total assets	$51,350	$246,653	$21,031	$(5,904)	$313,130
Future policy benefits	-	-	(348)	-	(348)
Other liabilities	3	6,582	3	(5,712)	876
Due to parent and affiliates	-	2,882	126	-	3,008
Total liabilities	$3	$9,464	$(219)	$(5,712)	$3,536

	As of December 31, 2009 (3)
	Level 1	Level 2	Level 3	Netting (2)	Total

	(in millions)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government
authorities and agencies	$-	$6,718	$-	$-	$6,718
Obligations of U.S. states and their political subdivisions	-	1,284	-	-	1,284
Foreign government bonds	-	2,122	42	-	2,164
Corporate securities	5	67,387	752	-	68,144
Asset-backed securities	-	3,058	6,085	-	9,143
Commercial mortgage-backed securities	-	9,953	-	-	9,953
Residential mortgage-backed securities	-	8,719	83	-	8,802
Subtotal	5	99,241	6,962	-	106,208
Trading account assets supporting insurance liabilities:
U.S. Treasury securities and obligations of U.S. government
authorities and agencies	-	56	-	-	56
Obligations of U.S. states and their political subdivisions	-	31	-	-	31
Foreign government bonds	-	106	-	-	106
Corporate securities	-	9,335	83	-	9,418
Asset-backed securities	-	576	281	-	857
Commercial mortgage-backed securities	-	1,888	5	-	1,893
Residential mortgage-backed securities	-	1,412	20	-	1,432
Equity securities	-	118	3	-	121

All other activity	343	382	-	-	725
Subtotal	343	13,904	392	-	14,639
Other trading account assets:
U.S. Treasury securities and obligations of U.S. government
authorities and agencies	1	70	-	-	71
Corporate securities	-	169	-	-	169
Asset-backed securities	-	141	42	-	183
Commercial mortgage-backed securities	-	52	-	-	52
Equity Securities	213	-	2	-	215
All other activity	13	6,427	290	(4,555)	2,175
Subtotal	227	6,859	334	(4,555)	2,865

Equity securities, available for sale	2,909	1,823	124	-	4,856
Commercial mortgage and other loans	-	-	(10)	-	(10)
Other long-term investments	1	21	-	-	22
Short-term investments	3,181	1,464	-	-	4,645
Cash equivalents	4,394	1,983	-	-	6,377
Other assets	2,555	7	-	-	2,562
Due from parent and affiliates	-	450	3,372	-	3,822
Subtotal excluding separate account assets	13,615	125,752	11,174	(4,555)	145,986
Separate account assets (1)	32,653	86,776	13,047	-	132,476
Total assets	$46,268	$212,528	$24,221	$(4,555)	$278,462
Future policy benefits	-	-	58	-	58
Other liabilities	-	4,996	10	(4,154)	852
Due to parent and affiliates	-	1,122	288	-	1,410
Total liabilities	$-	$6,118	$356	$(4,154)	$2,320

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

(2)
“Netting” amounts represent cash collateral and the impact of offsetting unaffiliated asset and liability positions held with the same counterparty. External derivative transactions are classified as receivables or payables within the table on an individual trade basis. Affiliated derivative transactions within each fair value hierarchy level are classified net as receivables or payables based on their net counterparty exposure.

(3)	Includes reclassifications to conform to current period presentation.

The methods and assumptions the Company uses to estimate fair value of assets and liabilities measured at fair value on a recurring basis are summarized below. Information regarding Separate Account Assets is excluded as the risk of assets for these categories is primarily borne by our customers and policyholders.

Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. To validate reasonability, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service.  If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

If the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity, non-binding broker quotes are used, if available. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information from the pricing service or broker with an internally developed valuation. As of December 31, 2010 and 2009, over-rides on a net basis were not material. Internally developed valuations or non-binding broker quotes are also used to determine fair value in circumstances where vendor pricing is not available. These estimates may use significant unobservable inputs, which reflect our own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. Pricing service over-rides, internally developed valuations and non-binding broker quotes are generally included in Level 3 in our fair value hierarchy.

The fair value of private fixed maturities, which are primarily comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. In certain cases these models primarily use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are not significant to the price of a security, a Level 2 classification is made. Otherwise, a Level 3 classification is used.

Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds’ net asset value (“NAV”). Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Trading Account Assets – Trading account assets (including trading account assets supporting insurance liabilities) consist primarily of public corporate bonds, treasuries, equity securities and derivatives whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities” and “Derivative Instruments.”

Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded equity securities the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset. Most privately traded equity securities are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with directly observed recent market trades. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.

Other Long-Term Investments – Other long-term investments, other than derivatives, consist of fund investments where the fair value option has been elected. The fair value of these fund investments is primarily determined by the fund managers. Since the valuations may be based on unobservable market inputs and cannot be validated by the Company, these investments have been included within Level 3 in the fair value hierarchy.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within “Other trading account assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts are determined based on quoted prices in active exchanges or through the use of valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, non-performance risk and liquidity as well as other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.  Fair values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

The Company’s exchange-traded futures and options include treasury futures, eurodollar futures, commodity futures, eurodollar options and commodity options. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in our fair value hierarchy.

The majority of the Company’s derivative positions are traded in the over-the-counter (OTC) derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including interest rate and cross currency swaps, currency forward contracts, commodity swaps, commodity forward contracts, single name credit default swaps, loan commitments held for sale and to-be-announced (or TBA) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key assumptions include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk and volatility, and are classified as Level 2.

OTC derivative contracts are executed under master netting agreements with counterparties with a Credit Support Annex, or CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties, should either party suffer a credit rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s non-performance risk, the Company incorporates additional spreads over London Interbank Offered Rate (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities. However, the non-performance risk adjustment is applied only to the uncollateralized portion of the OTC derivative assets and liabilities, after consideration of the impacts of two-way collateral posting. Most OTC derivative contract inputs have bid and ask prices that are actively quoted or can be readily obtained from external market data providers. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value and classify these derivative contracts as Level 2.

Derivatives classified as Level 3 include first-to-default credit basket swaps, look-back equity options and other structured products. These derivatives are valued based upon models with some significant unobservable market inputs or inputs from less actively traded markets. The fair values of first-to-default credit basket swaps are derived from relevant observable inputs such as: individual credit default spreads, interest rates, recovery rates and unobservable model-specific input values such as correlation between different credits within the same basket. Look-back equity options and other structured options and derivatives are valued using simulation models such as the Monte Carlo technique. The input values for look-back equity options are derived from observable market indices such as interest rates, dividend yields, equity indices as well as unobservable model-specific input values such as certain volatility parameters. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to broker-dealer values.

Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the Cash Equivalents and Short-term Investments category are typically not traded in active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

Other Assets and Other Liabilities – Other assets carried at fair value include U.S. Treasury bills held within our global commodities group whose fair values are based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. As a result, they are reported in the Level 1 hierarchy. Included in other liabilities are various derivatives contracts executed within our global commodities group, including exchange-traded futures, foreign currency and commodity contracts. The fair values of these derivative instruments are determined consistent with similar derivative instruments described above under “Derivative Instruments.”

Due to\from parent and affiliates - Due to\from parent and affiliates consist primarily of notes receivable, derivative activity and receivables associated with the reinsurance of guarantees on variable annuity contracts whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Derivative Instruments” and “Future Policy Benefits” below.

Future Policy Benefits - The liability for future policy benefits includes general account liabilities for guarantees on variable annuity contracts, including guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”), accounted for as embedded derivatives. The fair values of the GMAB, GMWB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.  This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various policyholder behavior assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The Company is also required to incorporate the market-perceived risk of its own non-performance in the valuation of the embedded derivatives associated with its optional living benefit features.  Since insurance liabilities are senior to debt, the Company believes that reflecting the financial strength ratings of the Company’s insurance subsidiaries in the valuation of the liability appropriately takes into consideration the Company’s own risk of non-performance. To reflect the market’s perception of its non-performance risk, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuations of the embedded derivatives associated with its optional living benefit features. The additional spread over LIBOR is determined taking into consideration publicly available information relating to the financial strength of the Company’s insurance subsidiaries, as indicated by the credit spreads associated with funding agreements issued by these subsidiaries. The Company adjusts these credit spreads to remove any liquidity risk premium. The additional spread over LIBOR incorporated into the discount rate as of December 31, 2010 generally ranged from 50 to 150 basis points for the portion of the interest rate curve most relevant to these liabilities. This additional spread is applied at an individual contract level and only to those embedded derivatives in a liability position and not to those in a contra-liability position.

Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company’s variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions. Since many of the assumptions utilized in the valuation of the embedded derivatives associated with the Company’s optional living benefit features are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Transfers between Levels 1 and 2 – Periodically there are transfers between Level 1 and Level 2 for foreign common stocks held in the Company’s Separate Account. In certain periods, an adjustment may be made to the fair value of these assets beyond the quoted market price to reflect events that occurred between the close of foreign trading markets and the close of U.S. trading markets for that day. If an adjustment is made in the reporting period, these Separate Account assets are classified as Level 2. When an adjustment is not made, they are classified as Level 1. This type of adjustment was made at December 31, 2009, but not at December 31, 2010. As a result, for the year ended December 31, 2010, $3.4 billion of transfers from Level 2 to Level 1 occurred for these Separate Account assets on a net basis.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2010, as well as the portion of gains or losses included in income for the year ended December 31, 2010 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2010.

	Year Ended December 31, 2010

	Fixed Maturities Available For Sale - Foreign Government Bonds	Fixed Maturities Available For Sale - Corporate Securities	Fixed Maturities Available For Sale - Asset- Backed Securities	Fixed Maturities Available For Sale - Commercial Mortgage- Backed Securities	Fixed Maturities Available For Sale - Residential Mortgage- Backed Securities

	(in millions)
Fair Value, beginning of period	$42	$752	$6,085	$-	$83
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	(28)	(47)	-	-
Other income	-	-	-	-	-
Included in other comprehensive income (loss)	-	94	109	1	-
Net investment income	-	8	(19)	-	1
Purchases, sales, issuances and settlements	-	(183)	339	19	(6)
Other(1)	-	10	-	48	(48)
Transfers into Level 3(2)	-	455	129	8	2
Transfers out of Level 3(2)	(15)	(117)	(5,089)	(76)	(9)
Fair Value, end of period	$27	$991	$1,507	$-	$23

Unrealized gains (losses) for the period relating to
those Level 3 assets that were still held at the end
of the period(3):
Included in earnings:
Realized investment gains (losses), net	$-	$(30)	$(66)	$-	$-
Other income	$-	$-	$-	$-	$-
Included in other comprehensive income (loss)	$-	$101	$98	$1	$-

	Year Ended December 31, 2010

	Trading Account Asset Supporting Insurance Liabilities- Corporate Securities	Trading Account Asset Supporting Insurance Liabilities- Asset- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Commercial Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Residential Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Equity Securities

	(in millions)
Fair Value, beginning of period	$83	$281	$5	$20	$3
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	-	-	-	-
Other income	(1)	1	3	1	2
Included in other comprehensive income (loss)	-	-	-	-	-
Net investment income	1	1	-	-	-
Purchases, sales, issuances and settlements	(36)	185	(2)	(3)	(1)
Other(1)	-	-	-	-	-
Transfers into Level 3(2)	72	9	31	-	-
Transfers out of Level 3(2)	(37)	(251)	(32)	-	-
Fair Value, end of period	$82	$226	$5	$18	$4

Unrealized gains (losses) for the period relating to
those Level 3 assets that were still held at the end
of the period(3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$-	$-
Other income	$(3)	$1	$5	$1	$2
Included in other comprehensive income (loss)	$-	$-	$-	$-	$-

		Year Ended December 31, 2010
		Other Trading Account Assets- Asset- Backed Securities	Other Trading Account Assets- Equity Securities	Other Trading Account Assets- All Other Activity	Equity Securities, Available for Sale

		(in millions)
Fair Value, beginning of period		$42	$2	$290	$124
Total gains or (losses) (realized/unrealized):
Included in earnings:
	Realized investment gains (losses), net	-	-	(66)	51
	Other income	3	2	3	-
Included in other comprehensive income (loss)		-	-	-	(39)
Net investment income		-	-	-	-
Purchases, sales, issuances and settlements		(49)	-	(98)	(69)
Other(1)		-	-	-	-
Transfers into Level 3(2)		15	-	-	3
Transfers out of Level 3(2)		-	-	-	(1)
Fair Value, end of period		$11	$4	$129	$69

Unrealized gains (losses) for the period relating to
those Level 3 assets that were still held at the end
of the period(3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$(65)	$(2)
Other income	$2	$1	$3	$-
Included in other comprehensive income (loss)	$-	$-	$-	$5

	Year Ended December 31, 2010
	Commercial Mortgage and Other Loans	Other Long-term Investments	Due from parent and affiliates	Separate Account Assets(4)

	(in millions)
Fair Value, beginning of period	$(10)	$-	$3,372	$13,047
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	4	(9)	(477)	-
Other income	-	18	-	-
Interest credited to policyholders' account balances	-	-	-	2,125
Included in other comprehensive income (loss)	-	-	37	-
Net investment income	-	-	45	-
Purchases, sales, issuances and settlements	-	242	(1,468)	839
Foreign currency translation	-	-	-	-
Other(1)	-	-	-	-
Transfers into Level 3(2)	-	-	410	171
Transfers out of Level 3(2)	-	-	-	(411)
Fair Value, end of period	$(6)	$251	$1,919	$15,771

Unrealized gains (losses) for the period relating to
those Level 3 assets that were still held at the end
of the period(3):
Included in earnings:
Realized investment gains (losses), net	$4	$(9)	$(476)	$-
Other income	$-	$18	$-	$-
Interest credited to policyholders' account balances	$-	$-	$-	$1,077
Included in other comprehensive income (loss)	$-	$-	$48	$-

	Year Ended December 31, 2010
	Future Policy Benefits	Other Liabilities	Due to parent and affiliates

	(in millions)
Fair Value, beginning of period	$(58)	$(10)	$(288)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	520	4	68
Other income	-	-	(3)
Included in other comprehensive income (loss)	-	-	-
Net investment income	-	-	-
Purchases, sales, issuances and settlements	(114)	3	97
Other(1)	-	-	-
Transfers into Level 3(2)	-	-	-
Transfers out of Level 3(2)	-	-	-
Fair Value, end of period	$348	$(3)	$(126)

Unrealized gains (losses) for the period relating to
those Level 3 assets and liabilities that were still held
at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$474	$4	$68
Other income	$-	$-	$(3)
Included in other comprehensive income (loss)	$-	$-	$-

__________
(1)	Other represents reclassifications of certain assets between reporting categories.
(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts.  Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

Transfers – Transfers out of Level 3 for Fixed Maturities Available for Sale – Asset-Backed Securities and Trading Account Assets Supporting Insurance Liabilities – Asset-Backed Securities include $4,880 million and $222 million, respectively, for the year ended December 31, 2010 resulting from the Company’s conclusion that the market for asset-backed securities collateralized by sub-prime mortgages has been becoming increasingly active, as evidenced by orderly transactions. The pricing received from independent pricing services could be validated by the Company, as discussed in detail above. Other transfers out of Level 3 were typically due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate. Transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2009, as well as the portion of gains or losses included in income for the year ended December 31, 2009 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2009.

	Year Ended December 31, 2009

	Fixed Maturities Available For Sale - Foreign Government Bonds	Fixed Maturities Available For Sale - Corporate Securities	Fixed Maturities Available For Sale - Asset- Backed Securities	Fixed Maturities Available For Sale - Residential Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Foreign Government Bonds

	(in millions)
Fair Value, beginning of period	$27	$833	$855	$208	$-
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	(96)	(661)	-	-
Other income	-	-	-	-	-
Included in other comprehensive income (loss)	5	112	2,257	(1)	-
Net investment income	-	11	57	1	-
Purchases, sales, issuances and settlements	123	(579)	(1,582)	18	12
Other(1)	-	-	-	-	-
Transfers into Level 3(2)	10	872	5,228	-	-
Transfers out of Level 3(2)	(123)	(401)	(69)	(143)	(12)
Fair Value, end of period	$42	$752	$6,085	$83	$-

Unrealized gains (losses) for the period relating to
those Level 3 assets that were still held at the end
of the period(3):
Included in earnings:
Realized investment gains (losses), net	$-	$(100)	$(658)	$-	$-
Other income	$-	$-	$-	$-	$-
Included in other comprehensive income (loss)	$5	$103	$2,202	$(1)	$-

	Year Ended December 31, 2009

	Trading Account Asset Supporting Insurance Liabilities- Corporate Securities	Trading Account Asset Supporting Insurance Liabilities- Asset- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Commercial Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Residential Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Equity Securities

	(in millions)
Fair Value, beginning of period	$75	$35	$6	$28	$1
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	-	-	-	-
Other income	20	59	(1)	3	2
Included in other comprehensive income (loss)	-	-	-	-	-
Net investment income	2	-	-	-	-
Purchases, sales, issuances and settlements	(72)	(66)	-	(4)	-
Other(1)	-	-	-	-	-
Transfers into Level 3(2)	229	266	-	-	-
Transfers out of Level 3(2)	(171)	(13)	-	(7)	-
Fair Value, end of period	$83	$281	$5	$20	$3

Unrealized gains (losses) for the period relating to
those Level 3 assets that were still held at the end
of the period(3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$-	$-
Other income	$16	$47	$(1)	$3	$2
Included in other comprehensive income (loss)	$-	$-	$-	$-	$-

	Year Ended December 31, 2009
	Other Trading Account Assets- Corporate Securities	Other Trading Account Assets- Asset- Backed Securities	Other Trading Account Assets- Equity Securities	Other Trading Account Assets- All Other Activity	Equity Securities, Available for Sale

	(in millions)
Fair Value, beginning of period	$38	$-	$7	$1,306	$73
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	-	-	(320)	(10)
Other income	-	3	3	24	-
Included in other comprehensive income (loss)	-	-	-	-	51
Net investment income	-	-	-	-	-
Purchases, sales, issuances and settlements	(2)	3	(7)	(720)	13
Other(1)	(36)	36	-	-	-
Transfers into Level 3(2)	-	-	-	-	12
Transfers out of Level 3(2)	-	-	(1)	-	(15)
Fair Value, end of period	$-	$42	$2	$290	$124

Unrealized gains (losses) for the period relating to
those Level 3 assets that were still held at the end
of the period(3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$(320)	$(21)
Other income	$2	$1	$3	$-	$-
Included in other comprehensive income (loss)	$-	$-	$-	$-	$51

			Year Ended December 31, 2009
			Commercial Mortgage and Other Loans	Due from parent and affiliates	Separate Account Assets(4)

			(in millions)
Fair Value, beginning of period			$-	$833	$19,780
Total gains or (losses) (realized/unrealized):
Included in earnings:
	Realized investment gains (losses), net		(10)	(872)	-
	Other income		-	-	-
	Interest credited to policyholders' account balances		-	-	(7,365)
Included in other comprehensive income (loss)			-	58	-
Net investment income			-	-	-
Purchases, sales, issuances and settlements			-	1,669	420
Other(1)			-	-	-
Transfers into Level 3(2)			-	1,684	559
Transfers out of Level 3(2)			-	-	(347)
Fair Value, end of period			$(10)	$3,372	$13,047

Unrealized gains (losses) for the period relating to
those Level 3 assets that were still held at the end
of the period(3):
Included in earnings:
	Realized investment gains (losses), net		$(10)	$(846)	$-
	Other income		$-	$-	$-
	Interest credited to policyholders' account balances		$-	$-	$(7,579)
Included in other comprehensive income (loss)			$-	$-	$-

	Year Ended December 31, 2009
	Future Policy Benefits	Other Liabilities	Due to parent and affiliates

	(in millions)
Fair Value, beginning of period	$(1,172)	$(139)	$(1,260)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	1,159	82	272
Other income	-	-	9
Included in other comprehensive income (loss)	-	-	-
Net investment income	-	-	-
Purchases, sales, issuances and settlements	(45)	49	691
Other(1)	-	-	-
Transfers into Level 3(2)	-	(2)	-
Transfers out of Level 3(2)	-	-	-
Fair Value, end of period	$(58)	$(10)	$(288)

Unrealized gains (losses) for the period relating to
those Level 3 assets and liabilities that were still held
at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$1,079	$82	$272
Other income	$-	$-	$-
Included in other comprehensive income (loss)	$-	$-	$-
__________
(1)	Other represents reclassifications of certain assets between reporting categories.
(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts.  Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position. Includes reclassifications to conform to current period presentation.

Transfers – Transfers into Level 3 for Fixed Maturities Available for Sale - Asset-Backed Securities and Trading Account Assets Supporting Insurance Liabilities – Asset-Backed Securities include $4,583 million and $188 million, respectively, resulting from the Company’s conclusion that the market for asset-backed securities collateralized by sub-prime mortgages was an inactive market, as discussed above. Other transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) or models with observable inputs were utilized.

Transfers out of Level 3 were typically due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2008, as well as the portion of gains or losses included in income for the year ended December 31, 2008 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2008.

	Year Ended December 31, 2008

	Fixed Maturities Available For Sale	Trading Account Assets Supporting Insurance Liabilities	Other Trading Account Assets	Equity Securities Available for Sale

	(in millions)
Fair Value, beginning of period	$2,787	$291	$469	$164
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(347)	-	628	(5)
Other income	-	(39)	(5)	-
Included in other comprehensive income (loss)	(346)	-	-	(24)
Net investment income	11	(1)	-	-
Purchases, sales, issuances and settlements	(305)	(32)	259	(12)
Transfers into (out of) Level 3(1)	123	(74)	-	(50)
Fair Value, end of period	$1,923	$145	$1,351	$73

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(2)
Included in earnings:
Realized investment gains (losses), net	$(363)	$-	$628	$(5)
Other income	$-	$(46)	$(5)	$-
Included in other comprehensive income (loss)	$(327)	$-	$-	$(21)

	Year Ended December 31, 2008
	Due from Parent and Affiliates	Separate Account Assets (3)	Future Policy Benefits	Other Liabilities

	(in millions)
Fair Value, beginning of period	$35	$21,815	$(71)	$(77)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	777	-	(1,079)	(101)
Other income	-	-	-	-
Interest credited to policyholders' account balances	-	(2,983)	-	-
Included in other comprehensive income (loss)	-	-	-	-
Net investment income	-	-	-	-
Purchases, sales, issuances and settlements	21	1,555	(22)	39
Transfers into (out of) Level 3(1)	-	(607)	-	-
Fair Value, end of period	$833	$19,780	$(1,172)	$(139)

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(2)
Included in earnings:
Realized investment gains (losses), net	$777	$-	$(1,079)	$(101)
Other income	$-	$-	$-	$-
Interest credited to policyholders' account balances	$-	$(3,733)	$-	$-

Year Ended December 31, 2008
Due to Parent and Affiliates

(in millions)
Fair Value, beginning of period	$(395)
Total gains or (losses) (realized\unrealized):
Included in earnings:
Realized investment gains (losses), net	(650)
Other income	-
Included in other comprehensive income (loss)	-
Net investment income	-
Purchases, sales, issuances and settlements	(215)
Transfers into (out of) Level 3(2)	-
Fair Value, end of period	$(1,260)

Unrealized gains (losses) for the period relating to those Level 3 liabilities that were still held at the end of the period(2)
Included in earnings:
Realized investment gains (losses), net	$(650)
Other income	$-
Interest credited to policyholders' account balances	$-

____________
(1)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(2)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(3)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts.  Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

Transfers – Net transfers into Level 3 for Fixed Maturities Available for Sale totaled $123 million during the year ended December 31, 2008. Transfers into Level 3 for these investments was primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes when previously information from third party pricing services was utilized. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

The net amount of transfers out of level 3 for Trading Account Assets Supporting Insurance Liabilities of $74 million during the year ended December 31, 2008 is due primarily to the use of observable inputs in valuation methodologies as well as pricing service information for certain assets that the Company was able to validate. Partially offsetting these transfers out of Level 3 were transfers into Level 3 due to the use of unobservable inputs within the valuation methodologies and broker quotes, when previously information from third party pricing services was utilized.

The net amount of Separate Account Assets transferred out of Level 3 for the year ended December 31, 2008 was $607 million. This resulted from the use of vendor pricing information that the Company was able to validate that was previously unavailable. Partially offsetting the transfers out for this activity were transfers into Level 3 as a result of further review of valuation methodologies for certain assets that had been previously classified as Level 2.

Derivative Fair Value Information

The following tables present the balance of derivative assets and liabilities measured at fair value on a recurring basis, as of the date indicated, by primary underlying. These tables exclude embedded derivatives which are recorded with the associated host contract. These derivative assets and liabilities are included in “Other trading account assets,” “Other long-term investments” or “Other liabilities” in the tables presented above.

	As of December 31, 2010
	Level 1	Level 2	Level 3		Netting (1)	Total

	(in millions)
Derivative assets:
Interest Rate	$17	$6,536	$3	$		$6,556
Currency	7	1,743	-			1,750
Credit	-	107	-			107
Currency/Interest Rate	-	2,284	-			2,284
Equity	-	549	126			675
Commodity	144	235	-			379
Netting (1)					(7,416)	(7,416)
Total derivative assets	$168	$11,454	$129		$(7,416)	$4,335
Derivative liabilities:
Interest Rate	$18	$6,206	$12	$		$6,236
Currency	-	1,678	-			1,678
Credit	-	108	-			108
Currency/Interest Rate	-	2,402	-			2,402
Equity	-	513	126			639
Commodity	-	314	-			314
Netting (1)					(7,325)	(7,325)
Total derivative liabilities	$18	$11,221	$138		$(7,325)	$4,052

(1) “Netting” amounts represent cash collateral and the impact of offsetting asset and liability positions held with the same counterparty.

Changes in Level 3 derivative assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 derivative assets and liabilities for the year ended December 31, 2010, as well as the portion of gains or losses included in income for the year ended December 31, 2010, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2010.

	Year Ended December 31, 2010

	Derivative Assets - Equity	Derivative Liability - Equity	Derivative Asset - Credit	Derivative Liabilities - Credit	Derivative Asset - Interest Rate	Derivative Liabilities - Interest Rate
	(in millions)
Fair Value, beginning of period	$297	$(297)	$5	$(5)	$-	$(4)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(110)	110	(5)	5	3	(12)
Other income	-	-	-	-	-	4
Purchases, sales, issuances and settlements	(61)	61	-	-	-	-
Transfers into Level 3(1)	-		-	-	-	-
Transfers out of Level 3(1)	-		-	-	-	-
Fair Value, end of period	$126	$(126)	$-	$-	$3	$(12)

Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period:
Included in earnings:
Realized investment gains (losses), net	$(104)	$104	$(5)	$5	$3	$(12)
Other income	$(6)	$6	$-	$-	$-	$-

Nonrecurring Fair Value Measurements - Certain assets and liabilities are measured at fair value on a nonrecurring basis. Nonrecurring fair value adjustments resulted in $5 million of losses being recorded for the year ended December 31, 2010 on certain commercial mortgage loans. The carrying value of these loans as of December 31, 2010 was $56 million. Similar losses on commercial mortgage loans of $109 million and $6 million were recorded for the years ended December 31, 2009 and 2008. The reserves were based on either discounted cash flows utilizing market rates or the fair value of the underlying real estate collateral and were classified as Level 3 in the hierarchy.

Impairments of $6 million, $51 million and $27 million were recorded for the years ended December 31, 2010, 2009 and 2008, respectively, on certain cost method investments. The carrying value as of December 31, 2010 of these investments was $165 million. In addition, impairments of $2 million and $11 million were recorded for the year ended December 31, 2010 and 2009, respectively, on certain equity method investments. These fair value adjustments were based on inputs classified as Level 3 in the valuation hierarchy. The inputs utilized were primarily discounted estimated future cash flows and, where appropriate, valuations provided by the general partners taken into consideration with deal and management fee expenses.

Fair Value Option - The following table presents information regarding changes in fair values recorded in earnings for other long-term investments where the fair value option has been elected.

	2010	2009	2008

	(in millions)
Assets:
Other long-term investments:
Changes in fair value	18	-	-

Changes in fair value are reflected in “Other income.” The fair value of other long-term investments was $258 million as of December 31, 2010.

Fair Value of Financial Instruments

The Company is required by U.S. GAAP to disclose the fair value of certain financial instruments including those that are not carried at fair value. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available for sale, trading account assets supporting insurance liabilities, other trading account assets, equity securities, securities purchased under agreements to resell, short-term investments, cash and cash equivalents, accrued investment income, affiliated notes receivable classified as available for sale, separate account assets, investment contracts included in separate account liabilities, securities sold under agreements to repurchase, and cash collateral for loaned securities, as well as certain items recorded within other assets and other liabilities such as broker-dealer related receivables and payables. See Note 21 for a discussion of derivative instruments.

The following table discloses the Company’s financial instruments where the carrying amounts and fair values may differ:

	December 31, 2010		December 31, 2009
	Carrying Amount	Fair Value	Carrying Amount	Fair Value

	(in millions)
Assets:
Commercial mortgage and other loans	$26,647	$27,773	$26,289	$25,649
Policy loans	8,036	9,831	7,907	9,358
Other affiliated notes receivable	971	993	964	966
Liabilities:
Policyholders' account balances - investment contracts	$59,179	$60,451	$58,162	$58,921
Short-term and long-term debt	9,942	10,328	9,860	9,787

The fair values presented above for those financial instruments where the carrying amounts and fair values may differ have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of commercial mortgage and other loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.

Policy Loans

The fair value of U.S. insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns. For group corporate- and trust-owned life insurance contracts and group universal life contracts, the fair value of the policy loans is the amount due as of the reporting date.

Notes Receivable – Affiliated

The fair value of affiliated notes receivable is determined using a discounted cash flow model, which utilizes a discount rate based upon market indications from broker-dealers, as well as internal assumptions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements, where appropriate. Affiliated notes receivable are reflected within “Due from parent and affiliates.”

Investment Contracts – Policyholders’ Account Balances

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflects the Company’s own non-performance risk. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products the fair value is the market value of the assets supporting the liabilities.

Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company's own non-performance risk. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

20.    RELATED PARTY

Service Agreements – Services Provided

The Company has service agreements with Prudential Financial and certain of its subsidiaries. These companies, along with their subsidiaries, include PRUCO, LLC, Prudential Asset Management Holding Company, LLC, Prudential International Insurance Holdings, Ltd., Prudential International Insurance Service Company, LLC, Prudential IBH Holdco, Inc., Prudential Real Estate and Relocation Services, Inc., Prudential International Investments Corporation, Prudential International Investments, LLC, Prudential Annuities Holding Company, Inc. and Prudential Japan Holdings, LLC.  Under these agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $519 million, $499 million and $408 million for the years ended December 31, 2010, 2009 and 2008, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

The Company also engages in other transactions with affiliates in the normal course of business. Affiliated revenues in “Other income” were $1 million, $1 million and $18 million for the years ended December 31, 2010, 2009 and 2008, respectively, related primarily to royalties and compensation for the sale of affiliates’ products through the Company’s distribution network.

“Due from parent and affiliates” includes $154 million and $85 million at December 31, 2010 and 2009, respectively, due primarily to these agreements.

Service Agreements – Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company.  Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries and consulting services from Pramerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $262 million, $248 million and $272 million as contra-revenue in “Net investment income” and $110 million, $155 million and $129 million in “General and administrative expenses” for the years ended December 31, 2010, 2009 and 2008, respectively. “Due to parent and affiliates” includes $29 million and $20 million at December 31, 2010 and 2009, respectively, due primarily to these agreements.

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

	Maturity
	Dates	Rate	2010	2009

			(in millions)

U.S. Dollar floating rate notes(1)	2010 - 2026	0.29% - 5.59%	$264	$1,018
U.S. Dollar fixed rate notes(2)	2010 - 2026	1.72% - 11.03%	1,794	2,977
Japanese Yen fixed rate notes	2014 - 2019	1.73% - 3.40%	290	252
Total long-term notes receivable - affiliated(3)			2,348	4,247
Short-term notes receivable - affiliated(4)			1,077	544
Total notes receivable - affiliated			$3,425	$4,791

(1)	Includes current portion of the long-term notes receivable of $5 million and $660 million at December 31, 2010 and 2009, respectively.
(2)	Includes current portion of the long-term notes receivable of $539 million at 2009.
(3)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
(4)	Short-term notes receivable have variable rates, which averaged 1.36% at December 31, 2010 and 1.32% at December 31, 2009. Short-term notes receivable are payable on demand.

The affiliated notes receivable included above that are classified as loans, and carried at unpaid principal balance, net of any allowance for losses. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Financial for loans due from affiliates.

Accrued interest receivable related to these loans was $21 million and $30 million at December 31, 2010 and 2009, respectively, and is included in “Due from parent and affiliates.” Revenues related to these loans were $258 million, $207 million and $97 million for the years ended December 31, 2010, 2009, and 2008, respectively and are included in “Other income.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $181 million and $70 million, associated with these transactions at December 31, 2010 and 2009, respectively. Revenues related to this lending activity were $1 million, $0 million and $3 million for the years ended December 31, 2010, 2009, and 2008, respectively, and are included in “Net investment income.”

Sales of Fixed Maturities and Commercial Mortgage & Agricultural Mortgage Loans between Related Parties

During 2010, the Company purchased fixed maturity investments, classified as available for sale, from affiliates for a total of $1,136 million, the fair value on the date of the transfer plus accrued interest. The difference of $96 million between the amortized cost and the fair value of the securities was recorded by the Company as a reduction to additional paid-in capital.

In March 2010, the Company purchased fixed maturities classified as trading account assets from an affiliate for a total of $175 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the assets at fair at the time of the purchase. Trading account assets are carried at fair value in the Company’s consolidated statement of financial position.

In June 2010, the Company purchased fixed maturity investments from its separate account for a total of $118 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the investments at fair value at the time of the purchase.

In December 2009, the Company sold fixed maturity investments to an affiliate for a total of $1,871 million, the fair value on the date of transfer plus accrued interest.  In consideration for this sale, the Company received notes receivable from affiliates with a fair value of $1,890 million and $24 million for the accrued interest.

In September 2009, the Company purchased fixed maturity investments from affiliates for a total of $294 million, the fair value on the date of the transfer plus accrued interest.

In June 2009, the Company sold fixed maturity investments to an affiliate for a total of $682 million, the fair value on the date of the transfer plus accrued interest.

In July 2009, the Company sold commercial mortgage and agricultural mortgage loans to an affiliate for a total of $27 million, the fair value on the date of the transfer plus accrued interest and premiums, less escrows. Commercial mortgage loans are categorized in the Company’s consolidated statement of financial position as commercial mortgage and other loans.

In June 2009, the Company bought back certain loans that were sold to an affiliate in 2008 because they did not meet the affiliate’s criteria.  The purchase price was $62 million, the fair value on the date of the original transfer plus accrued interest, less escrows.

Transfer of Loans between Affiliates

In October 2009, the Company received a ¥9 billion affiliated loan from Prudential Financial.  The Company recorded the loan at a fair value of $105 million, net of taxes, which also represented the affiliate’s carrying value.  The offset was recorded by the Company as a capital contribution.

Settlement of Contingent Tax Liability between Affiliates

During 2009, in accordance with the terms of the tax sharing agreement with its parent, the Company settled $310 million of its contingent tax liability with Prudential Financial and was relieved of any future obligation related thereto. The liability is primarily related to tax years prior to 2002. The settlement of this liability was recorded as a capital contribution.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other trading account assets” were $2,217 million and $1,410 million at December 31, 2010 and 2009, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $3,006 million and $1,407 million at December 31, 2010 and 2009, respectively.

Retail Medium Term Notes Program

The Company has sold funding agreements (“agreements”) to Prudential Financial as part of a retail note issuance program to financial wholesalers. As discussed in Note 10, “Policyholders’ account balances” include $1,005 million and $1,814 million related to these agreements at December 31, 2010 and 2009, respectively. In March and June 2009, the Company settled $1,522 million of its obligation related to the affiliated funding agreements mentioned above for $1,221 million, which resulted in an increase in “Additional paid-in capital” of $278 million. In addition, “Deferred policy acquisition costs” includes affiliated amounts of $11 million and $23 million related to these agreements at December 31, 2010 and 2009, respectively. The affiliated interest credited on these agreements is included in “Interest credited to policyholders’ account balances” and was $70 million, $121 million and $192 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. “Other long term investments” includes $93 million and $83 million at December 31, 2010 and 2009, respectively. “Net investment income” includes gains of $18 million for the year ended December 31, 2010, gains of $22 million for the year ended December 31, 2009 and a loss of $3 million for the year ended December 31, 2008, related to these ventures.

Reinsurance

As discussed in Notes 11 and 13, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Short-term and Long-term Debt

As discussed in Note 14, the Company participates in debt transactions with certain subsidiaries of Prudential Financial.

21.  DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies used in a non- dealer or broker capacity

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commission’s merchants who are members of a trading exchange.

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price.  The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.  These hedges do not qualify for hedge accounting.

 Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations.

 Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the risk that unfavorable changes in currency exchange rates will reduce U.S. dollar equivalent earnings generated by certain of its non-U.S. businesses, primarily its international insurance and investments operations. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.

 Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

 Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company sells credit protection on an identified name, or a basket of names in a first to default structure, and in return receives a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. See Note 22 for a discussion of guarantees related to these credit derivatives. In addition to selling credit protection, in limited instances the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

 The Company uses “to be announced” (“TBA”) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company to achieve better diversification and to enhance the return on its investment portfolio. TBAs provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date.  These transactions do not qualify as secured borrowings and are accounted for as derivatives.

  The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The Company maintains a portfolio of derivative instruments that is intended to economically hedge the risks related to the above products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swap options, caps, floors, and other instruments. In addition, some variable annuity products feature an automatic rebalancing element to minimize risks inherent in the Company’s guarantees which reduces the need for hedges.

The Company sells synthetic guaranteed investment contracts which are investment-only, fee-based stable value products, to qualified pension plans. The assets are owned by the trustees of such plans, who invest the assets under the terms of investment guidelines agreed to with the Company. The contracts contain a guarantee of a minimum rate of return on participant balances supported by the underlying assets, and a guarantee of liquidity to meet certain participant-initiated plan cash flow requirements. These contracts are accounted for as derivatives and recorded at fair value.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

	December 31, 2010			December 31, 2009

	Notional	Fair Value		Notional	Fair Value
	Amount	Assets	Liabilities	Amount	Assets	Liabilities

	(in millions)
Qualifying Hedge Relationships
Interest Rate	$5,560	$93	$(359)	$6,831	$93	$(355)
Currency	-	-	-	34	-	-
Currency/Interest Rate	2,245	37	(211)	1,207	9	(245)
Total Qualifying Hedge Relationships	$7,805	$130	$(570)	$8,072	$102	$(600)

Non-Qualifying Hedge Relationships
Interest Rate	$78,853	$2,226	$(1,496)	$64,020	$1,835	$(1,179)
Currency	2,998	13	(40)	3,176	57	(2)
Credit	1,149	72	(72)	1,818	236	(68)
Currency/Interest Rate	2,262	190	(146)	2,379	119	(181)
Equity	3,116	50	(15)	1,121	56	(36)
Total Non-Qualifying Hedge Relationships	$88,378	$2,551	$(1,769)	$72,514	$2,303	$(1,466)

Total Derivatives (1)	$96,183	$2,681	$(2,339)	$80,586	$2,405	$(2,066)

(1)
Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a net liability of $247 million as of December 31, 2010 and a net liability of $306 million as of December 31, 2009, included in “Future policy benefits” and “Fixed maturities, available for sale.”

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow, and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

	Year Ended December 31,
	2010	2009	2008

Qualifying Hedges	(in millions)
Fair value hedges
Interest Rate
Realized investment gains (losses), net	$(114)	$340	$(551)
Net investment income	(147)	(157)	(99)
Interest credited to policyholder account balances—(increase)/decrease	68	70	17
Currency
Other income	-	-	5
Total fair value hedges	$(193)	$253	$(628)

Cash flow hedges
Interest Rate
Interest credited to policyholder account balances—(increase)/decrease	(3)	(7)	3
Accumulated other comprehensive income (loss) (1)	(3)	29	(31)
Currency/Interest Rate
Net investment income	(2)	(2)	(10)
Interest expense—(increase)/decrease	-	-	11
Other income	4	(4)	(37)
Accumulated other comprehensive income (loss) (1)	71	(156)	127
Total cash flow hedges	$67	$(140)	$63

Net investment hedges
Currency
Accumulated other comprehensive income (loss) (1)	-	(5)	14
Total net investment hedges	$-	$(5)	$14

Non-qualifying Hedges
Realized investment gains (losses), net
Interest Rate	807	(508)	1,435
Currency	51	(36)	35
Currency/Interest Rate	98	(162)	232
Credit	(86)	-	95
Equity	(17)	(239)	159
Embedded Derivatives (Interest/Equity/Credit)	585	1,280	(1,382)
Total non-qualifying hedges	$1,438	$335	$574
Total Derivative Impact	$1,312	$443	$23

(1)	Amounts deferred in Equity.

For the years ended December 31, 2010, 2009, and 2008, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging. In addition, there were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in millions)
Balance, December 31, 2007	$(211)
Net deferred gains on cash flow hedges from January 1 to December 31, 2008	138
Amount reclassified into current period earnings	(42)
Balance, December 31, 2008	(115)
Net deferred losses on cash flow hedges from January 1 to December 31, 2009	(151)
Amount reclassified into current period earnings	24
Balance, December 31, 2009	(242)
Net deferred gains on cash flow hedges from January 1 to December 31, 2010	62
Amount reclassified into current period earnings	6
Balance, December 31, 2010	$(174)

Using December 31, 2010 values it is anticipated that a pre-tax loss of approximately $9 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the subsequent twelve months ending December 31, 2011, offset by amounts pertaining to the hedged items. As of December 31, 2010, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 13 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Unaudited Interim Consolidated Statements of Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss)” were $123 million in 2010, $122 million in 2009, and $128 million in 2008.

Credit Derivatives Written

The following tables set forth the Company’s exposure from credit derivatives where the Company has written credit protection, excluding embedded derivatives contained in externally-managed investments in the European market, by NAIC rating of the underlying credits as of December 31, 2010 and December 31, 2009.

December 31, 2010
	Single Name		First to Default Basket		Total
NAIC Designation (1)	Notional	Fair Value	Notional	Fair Value	Notional	Fair value

(in millions)
1	$5	$-	$-	$-	$5	$-
2	-	-	-	-	-	-
Subtotal	5	-	-	-	5	-
3	-	-	-	-	-	-
4	-	-	-	-	-	-
5	-	-	-	-	-	-
6	-	-	-	-	-	-
Subtotal	-	-	-	-	-	-
Total	$5	$-	$-	$-	$5	$-

	December 31, 2009
	Single Name		First to Default Basket		Total
NAIC Designation (1)	Notional	Fair Value	Notional	Fair Value	Notional	Fair value

	(in millions)
1	$28	$-	$119	$-	$147	$-
2	-	-	242	(3)	242	(3)
Subtotal	28	-	361	(3)	389	(3)
3	-	-	104	(1)	104	(1)
4	-	-	-	-	-	-
5	-	-	50	(1)	50	(1)
6	-	-	-	-	-	-
Subtotal	-	-	154	(2)	154	(2)
Total	$28	$-	$515	$(5)	$543	$(5)

(1)
First-to-default credit swap baskets, which may include credits of varying qualities, are grouped above based on the lowest credit in the basket. However, such basket swaps may entail greater credit risk than the rating level of the lowest credit.

The following table sets forth the composition of the Company’s credit derivatives where the Company has written credit protection excluding the embedded derivatives contained in externally-managed investments in the European market, by industry category as of the dates indicated.

	December 31, 2010		December 31, 2009

Industry	Notional	Fair Value	Notional	Fair Value

	(in millions)
Corporate Securities:
Manufacturing	$-	$-	$5	$-
Utilities	-	-	5	-
Finance	-	-	-	-
Services	5	-	8	-
Energy	-	-	-	-
Transportation	-	-	-	-
Retail and Wholesale	-	-	10	-
Other	-	-	-	-
First to Default Baskets(1)	-	-	515	(5)
Total Credit Derivatives	$5	$-	$543	$(5)
(1)	Credit default baskets may include various industry categories.

The Company holds certain externally-managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Equity under the heading “Accumulated Other Comprehensive Income (Loss)” and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment gains (losses), net.” The Company’s maximum exposure to loss from these investments was $746 million and $696 million at December 31, 2010 and 2009, respectively.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2010 and December 31, 2009, the

Company had $1.144 billion and $1.275 billion of outstanding notional amounts, respectively, reported at fair value as a liability of less than $1 million and an asset of $173 million, respectively.

Types of Derivative Instruments and Derivative Strategies used in a dealer or broker capacity

Futures, forwards and options contracts, and swap agreements, are also used in a derivative dealer or broker capacity in the Company’s commodities operations to facilitate transactions of the Company’s clients, hedge proprietary trading activities and as a means of risk management. These derivatives allow the Company to structure transactions to manage its exposure to commodities and securities prices, foreign exchange rates and interest rates. Risk exposures are managed through diversification, by controlling position sizes and by entering into offsetting positions.  For example, the Company may manage the risk related to its precious metals inventory by entering into an offsetting position in exchange traded futures contracts.

The fair value of the Company’s derivative contracts used in a derivative dealer or broker capacity is reported on a net-by-counterparty basis in the Company’s Consolidated Statements of Financial Position when management believes a legal right of setoff exists under an enforceable netting agreement.

Realized and unrealized gains and losses from marking-to-market the derivatives used in proprietary positions are recognized on a trade date basis and reported in “Other income.”

The following table sets forth the income statement impact of derivatives used in a dealer or broker capacity.

	Year Ended December 31,
	2010	2009

	(in millions)
Other income
Interest Rate	$(7)	$(19)
Commodity	58	54
Currency	48	52
Equity	9	3
Total other income	$108	$90

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions. The Company manages credit risk by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

The credit exposure of the Company’s over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date. To reduce credit exposures, the Company seeks to (i) enter into OTC derivative transactions pursuant to master agreements that provide for a netting of payments and receipts with a single counterparty (ii) enter into agreements that allow the use of credit support annexes (CSAs), which are bilateral rating-sensitive agreements that require collateral postings at established threshold levels. Likewise, the Company effects exchange-traded futures and options transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of non-performance by counterparties to such financial instruments.

Under fair value measurements, the Company incorporates the market’s perception of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty.  To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions.  Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

Certain of the Company’s derivative agreements with some of its counterparties contain credit-risk related triggers. If the Company’s credit rating were to fall below a certain level, the counterparties to the derivative instruments could request termination at the then fair value of the derivative or demand immediate full collateralization on derivative instruments in net liability positions. If a downgrade occurred and the derivative positions were terminated, the Company anticipates it would be able to replace the derivative positions with other counterparties in the normal course of business. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position were $2,990 million as of December 31, 2010. In the normal course of business the Company has posted collateral related to these instruments of $1,449 million as of December 31, 2010. If the credit-risk-related contingent features underlying these agreements had been triggered on December 31, 2010, the Company estimates that it would be required to post a maximum of $1,541 million of additional collateral to its counterparties.

22.           COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2010, 2009 and 2008 was $63 million, $67 million and $62 million, respectively.

The following table presents, at December 31, 2010, the Company’s future minimum lease payments under non-cancelable operating leases along with associated sub-lease income:

	Operating Leases	Sub-lease Income

2011	$85	$(6)
2012	72	(6)
2013	63	(5)
2014	55	(4)
2015	29	-
2016 and thereafter	64	-
Total	$368	$(21)

Occasionally, for business reasons, the Company may exit certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue, at the time it ceases to use the property being leased, the future rental expense net of any expected sub-lease income, and to release this reserve over the remaining commitment period. Of the amount listed above in total non-cancelable operating leases and the amount listed above in total sub-lease income, $12 million and $15 million, respectively, has been accrued at December 31, 2010.

Commercial Mortgage Loan Commitments

As of December 31, 2010
(in millions)

Total outstanding mortgage loan commitments	$878

In connection with the Company’s origination of commercial mortgage loans, it had outstanding commercial mortgage loan commitments with borrowers.

Commitments to Purchase Investments (excluding Commercial Mortgage Loans)

As of December 31, 2010
(in millions)

Expected to be funded from the general account and other operations outside the separate accounts	$2,686
Expected to be funded from separate accounts	$1,868
Portion of separate account commitments with recourse to Prudential Insurance	$1,015

The Company has other commitments to purchase or fund investments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. The Company anticipates a portion of these commitments will ultimately be funded from its separate accounts. Some of the separate account commitments have recourse to Prudential Insurance if the separate accounts are unable to fund the amounts when due.

Guarantees of Investee Debt

As of December 31, 2010
(in millions)

Total guarantees of debt issued by entities in which the separate accounts have invested	$2,233
Amount of above guarantee that is limited to separate account assets	$2,162
Accrued liability associated with guarantee	$-

A number of guarantees provided by the Company relate to real estate investments held in its separate accounts, in which entities that the separate account has invested in have borrowed funds, and the Company has guaranteed their obligations. The Company provides these guarantees to assist these entities in obtaining financing. The Company’s maximum potential exposure under these guarantees is mostly limited to the assets of the separate account. The exposure that is not limited to the separate account assets relates to guarantees limited to fraud, criminal activity or other bad acts. These guarantees generally expire at various times over the next fifteen years. At December 31, 2010, the Company’s assessment is that it is unlikely payments will be required. Any payments that may become required under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the underlying collateral, or would provide rights to obtain the underlying collateral.

Credit Derivatives Written

As of December 31, 2010
(in millions)
Credit derivatives written - maximum amount at risk	$320
Liability associated with guarantee, carried at fair value	$3

As discussed in Note 21, the Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company’s maximum amount at risk under these credit derivatives listed above assumes the value of the underlying referenced securities become worthless. Of the total maximum amount at risk, $315 million of credit derivatives have been written by the Company on behalf of affiliated companies. These credit derivatives generally have maturities of five years or less.

Guarantees of Asset Values

As of December 31, 2010
(in millions)

Guaranteed value of third parties assets	$24,019
Fair value of collateral supporting these assets	$24,706
Liability associated with guarantee, carried at fair value	$-

Certain contracts underwritten by the Retirement segment include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. The collateral supporting these guarantees is not reflected on the Company’s balance sheet.

Contingent Consideration

As of December 31, 2010
(in millions)

Maximum potential contingent consideration associated with acquisition	$40

In connection with an acquisition, the Company has agreed to pay additional consideration in future periods, contingent upon the attainment by the acquired entity of defined operating objectives. This arrangement will be resolved over the next year. Any such payments would result in increases in intangible assets, such as goodwill.

Other Guarantees

As of December 31, 2010
(in millions)

Other guarantees where amount can be determined	$22
Accrued liability for other guarantees and indemnifications	$6

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. The accrued liabilities identified above do not include retained liabilities associated with sold businesses.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements.  From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. The Company’s legal and regulatory actions include proceedings specific to it and proceedings generally applicable to business practices in the industries in which it operates, including in both cases businesses that have been either divested or placed in wind-down status.  The Company is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers.  In its investment-related operations, the Company is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that the Company has made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to the Company and its businesses and products.  In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages.  The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.  The following is a summary of certain pending proceedings.

In January 2011, a purported state-wide class action, Garcia v. The Prudential Insurance Company of America, was dismissed by the Second Judicial District Court, Washoe County, Nevada. The complaint is brought on behalf of Nevada beneficiaries of life insurance policies sold by Prudential Insurance for which, unless the beneficiaries elected another settlement method, death benefits were placed in retained asset accounts that earn interest and are subject to withdrawal in whole or in part at any time by the beneficiaries. The complaint alleges that by failing to disclose material information about the accounts, Prudential Insurance wrongfully delayed payment and improperly retained undisclosed profits, and seeks damages, injunctive relief, attorneys' fees and prejudgment and post-judgment interest. In February 2011, plaintiff appealed the dismissal. As previously reported, in December 2009, an earlier purported nationwide class action raising substantially similar allegations brought by the same plaintiff in the United States District Court for the District of New Jersey, Garcia v. Prudential Insurance Company of America, was dismissed. In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in the Circuit Court of the First Judicial Circuit, Williamson County, Illinois. The complaint makes allegations under Illinois law, substantially similar to the Garcia cases, on behalf of a class of Illinois residents whose death benefits were settled by retained assets accounts. In January 2011, the case was removed to the United States District Court for the Southern District of Illinois.  In March 2011, an amended complaint, Phillips v. Prudential Insurance and Pruco Life Insurance Company, was filed.  In July 2010, a purported nationwide class action that makes allegations similar to those in the Garcia and Phillips actions relating to retained asset accounts of beneficiaries of a group life insurance contract owned by the United States Department of Veterans Affairs (“VA Contract”) that covers the lives of members and veterans of the U.S. armed forces, Lucey v. Prudential Insurance Company of America, was filed in the United States District Court for the District of Massachusetts. The complaint challenges the use of retained asset accounts to settle death benefit claims, asserting violations of federal and state law, breach of contract and fraud and seeking compensatory and treble damages and equitable relief. In October 2010, Prudential Insurance filed a motion to dismiss the complaint. In November 2010, a second purported nationwide class action brought on behalf of the same beneficiaries of the VA Contract, Phillips v. Prudential Insurance Company of America and Prudential Financial, Inc., was filed in the United States District Court for the District of New Jersey, and makes substantially the same claims.  In November and December 2010, two additional actions brought on behalf of the same putative class, alleging substantially the same claims and the same relief, Garrett  v. The  Prudential Insurance Company of America and Prudential Financial, Inc. and Witt v. The Prudential Insurance Company of America were filed in the United States District Court for the District of New Jersey.  In February 2011, Phillips, Garrett and Witt were transferred to the United States District Court for the Western District of Massachusetts by the Judicial

Panel for Multi-District Litigation and consolidated with the Lucey matter as In re Prudential Insurance Company of America SGLI/VGLI Contract Litigation.  In March 2011, the motion to dismiss the complaint was denied.  In September 2010, Huffman v. Prudential Insurance Company, a purported nationwide class action brought on behalf of beneficiaries of group life insurance contracts owned by ERISA-governed employee welfare benefit plans was filed in the United States District Court for the Eastern District of Pennsylvania, alleging that using retained asset accounts in employee welfare benefit plans to settle death benefit claims violates ERISA and seeking injunctive relief and disgorgement of profits. Prudential Insurance has moved to dismiss the complaint.  In July 2010, Prudential Insurance along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General's Office in connection with its investigation into industry practices relating to the use of retained asset accounts.  In August 2010, Prudential Insurance received a similar request for information from the State of Connecticut Attorney General's Office, Prudential Insurance is cooperating with these investigations. Prudential Insurance has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation and adverse publicity.

In April 2009, a purported nationwide class action, Schultz v. The Prudential Insurance Company of America, was filed in the United States District Court for the Northern District of Illinois.  In January 2010, the court dismissed the complaint without prejudice.  In February 2010, plaintiff sought leave to amend the complaint to add another plaintiff and to name the ERISA welfare plans in which they were participants individually and as representatives of a purported defendant class of ERISA welfare plans for which Prudential offset benefits.  The proposed amended complaint alleged that Prudential Insurance and the welfare plans violated ERISA by offsetting family Social Security benefits against Prudential contract benefits and seeks a declaratory judgment that the offsets are unlawful as they are not “loss of time” benefits and recovery of the amounts by which the challenged offsets reduced the disability payments.  In August 2010, the court denied leave to amend as to Prudential and plaintiffs subsequently filed a third amended complaint asserting claims on behalf of a purported nationwide class against a purported defendant class of ERISA welfare plans for which Prudential offset family Social Security benefits.  The action, now captioned Schultz v. Aviall, Inc. Long Term Disability Plan, asserts the same ERISA violations.  In December 2010, an action alleging substantially similar ERISA violations as in the Schultz action, Koehn v. Fireman's Fund Insurance Company Long Term Disability Plan, was filed in the United States District Court for the Northern District of California.  The Koehn complaint, naming only the plan as defendant,  asserts that the defendant plan's long term disability benefits are insured by Prudential and that the terms of the plan were violated by offsetting family Social Security benefits against Prudential contract benefits.  The Company is indemnifying the defendant plans in both Schultz and Koehn.

From November 2002 to March 2005, eleven separate complaints were filed against the Company and the law firm of Leeds Morelli & Brown in New Jersey state court.  The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential Insurance, over 350 claimants who are current and former Prudential Insurance employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential Insurance conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants.  In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration.  In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated.  In March 2007, the court granted plaintiffs’ motion to amend the complaint to add over 200 additional plaintiffs and a claim under the New Jersey discrimination law but denied without prejudice plaintiffs’ motion for a joint trial on liability issues.  In June 2007, Prudential Financial and Prudential Insurance moved to dismiss the complaint.  In November 2007, the court granted the motion, in part, and dismissed the commercial bribery and conspiracy to commit malpractice claims, and denied the motion with respect to other claims.  In January 2008, plaintiffs filed a demand pursuant to New Jersey law stating that they were seeking damages in the amount of $6.5 billion.  In February 2010, the New Jersey Supreme Court assigned the cases for centralized case management to the Superior Court, Bergen County. The Company participated in a court-ordered mediation that has resulted in a settlement in principle.

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”).  This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above.  The Company’s consolidated financial statements for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs.  In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA.  In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law.  In February 2010, State Street reached a settlement with the SEC over charges that it misled investors about their exposure to subprime investments, resulting in significant investor losses in mid-2007.  Under the settlement, State Street paid approximately $313 million in disgorgement, pre-judgment interest, penalty and compensation into a Fair Fund that was distributed to injured investors and consequently, State Street paid PRIAC, for deposit into its separate accounts, approximately $52.5 million.  By the terms of the settlement, State Street’s payment to PRIAC does not resolve any claims PRIAC has against State Street or SSgA in connection with the losses in the investment funds SSgA managed, and the penalty component of State Street’s SEC settlement (approximately $8.4 million) cannot be used to offset or reduce compensatory damages in the action against State Street and SSgA. In June 2010, PRIAC moved for partial summary judgment on State Street’s counterclaims.  At the same time, State Street moved for summary judgment on PRIAC’s complaint.  In March 2011, the district court denied State Street's motion for summary judgment and denied in part and granted in part PRIAC's motion for partial summary judgment on State Street's counterclaims.

In June 2009, special bankruptcy counsel for Lehman Brothers Holdings Inc. (“LBHI”), Lehman Brothers Special Financing ("LBSF") and certain of their affiliates made a demand of Prudential Global Funding LLC ("PGF"), a subsidiary of the Company, for the return of a portion of the $550 million in collateral delivered by LBSF to PGF pursuant to swap agreements and a cross margining and netting agreement between PGF, LBSF and Lehman Brothers Finance S.A. a/k/a Lehman Brothers Finance AG ("Lehman Switzerland"), a Swiss affiliate that is subject to insolvency proceedings in the United States and Switzerland. LBSF claims that PGF wrongfully applied the collateral to Lehman Switzerland’s obligations in violation of the automatic stay in LBSF’s bankruptcy case, which is jointly administered under In re Lehman Brothers Holdings Inc. in the United States Bankruptcy Court in the Southern District of New York (the “Lehman Chapter 11 Cases”).  In August 2009, PGF filed a declaratory judgment action in the same court against LBSF, Lehman Switzerland and LBHI (as guarantor of LBSF and Lehman Switzerland under the swap agreements) seeking an order that (a) PGF had an effective lien on the collateral that secured the obligations of both LBSF ($197 million) and Lehman Switzerland ($488 million) and properly foreclosed on the collateral leaving PGF with an unsecured $135 million claim against LBSF (and LBHI as guarantor) or, in the alternative, (b) PGF was entitled, under the Bankruptcy Code, to set off amounts owed by Lehman Switzerland against the collateral and the automatic stay was inapplicable.  The declaratory judgment action is captioned Prudential Global Funding LLC v. Lehman Brothers Holdings Inc., et al.  In addition, PGF filed timely claims against LBSF and LBHI in the Lehman Chapter 11 Cases for any amounts due under the swap agreements, depending on the results of the declaratory judgment action.  In October 2009, LBSF and LBHI answered in the declaratory judgment action and asserted counterclaims that PGF breached the swap agreement, seeking a declaratory judgment that PGF had a perfected lien on only $178 million of the collateral that could be applied only to amounts owed by LBSF and no right of set off against Lehman Switzerland's obligations, as well as the return of collateral in the amount of $372 million plus interest and the disallowance of PGF's claims against LBSF and LBHI.  LBSF and LBHI also asserted cross-claims against Lehman Switzerland seeking return of the collateral.  In December 2009, PGF filed a motion for judgment on the pleadings to resolve the matter in its favor.  In February 2010, LBSF and LBHI cross-moved for judgment on the pleadings.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential Insurance failed to pay overtime to insurance agents in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law.  The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In March 2008, the court conditionally certified a nationwide class on the federal overtime claim.   Separately, in March 2008, a purported nationwide class action lawsuit was filed in the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, claiming that the Company failed to pay its agents overtime and provide other benefits in violation of California and federal law and seeking compensatory and punitive damages in unspecified amounts.  In September 2008, Wang was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter.  Subsequent amendments to the complaint have resulted in additional allegations involving purported violations of an additional nine states’ overtime and wage payment laws.  In February 2010, Prudential Insurance moved to decertify the federal overtime class that had been conditionally certified in March 2008, and moved for summary judgment on the federal overtime claims of the named plaintiffs.  In July 2010, plaintiffs filed a motion for class certification of the state law claims.  In August 2010, the district court granted Prudential Insurance’s motion for summary judgment, dismissing the federal overtime claims.  The motion for class certification of the state law claims is pending.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position.  Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
The Prudential Insurance Company of America:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of equity and of cash flows present fairly, in all material respects, the financial position of  The Prudential Insurance Company of America  (a wholly owned subsidiary of Prudential Holdings, LLC, which is a wholly owned subsidiary of  Prudential Financial, Inc.), and its subsidiaries (collectively, the "Company") at December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the consolidated financial statements, the Company changed its method of determining and recording other-than-temporary impairment for debt securities and of presenting non-controlling interest on January 1, 2009.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 31, 2011

PART C:

OTHER INFORMATION

Item 26. EXHIBITS

Exhibit number Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Contract Account GI-2. (Note 2)
(ii)	Amendment to the Resolution proposing investment in unaffiliated mutual funds for the Prudential Variable Contract Account GI-2. (Note 3)

(b)	Custodian Agreements.
Not Applicable

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Prudential Investment Management Services LLC and The Prudential Insurance Company of America. (Note 4)
(ii)	Proposed form of Agreement between Prudential Investment Management Services LLC and independent brokers with respect to the Sale of the Group Contracts and Certificates. (Note 3)
(iii)	Schedules of Commissions. (Note 3)

(d)	Contracts:
(i)	Group Contract. (Note 4)
(ii)	Individual Certificate. (Note 4)
(iii)	Group VUL Contract (Note 10)
(iv)	Group GVUL Contractual Certificate Termination Rules (Note 9)

(e)	Applications:
(i)	Application Form for Group Contract. (Note 2)
(ii)	Enrollment Form for Certificate. (Note 3)
(iii)	Form of Investment Division Allocation Supplement. (Note 3)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Charter of The Prudential Insurance Company of America, as amended July 19, 2004. (Note 7)
(ii)	By-laws of The Prudential Insurance Company of America, as amended December 9, 2008. (Note 9)

(g)	Reinsurance Contracts:
(i)	Form of Group AD&D Excess of Loss Reinsurance Agreement AR 15845. (Note 10)
(ii)	Form of Business Accident Quota Share Reinsurance Agreement AR16817. (Note 10)
(iii)	Form of Group Life Surplus Share Reinsurance Contract 4882-0010. (Note 9)
(iv)	Swiss Re Addendum to Group Life Surplus Share Reinsurance Contract 4882-0010, dated 01/01/2009. (Note 9)
(v)	Form of Group AD&D Excess of Loss Reinsurance Agreement AQUA0004. (Note 1)
(vi)	Form of Business Travel Accident Quota Share Reinsurance Agreement AQUA0005. (Note 1)
(vii)	Form of Special Risk AD&D Reinsurance Agreement AQUA0001 (Note 1)

(h)	Participation Agreements:
(i)	Representative Fund Participation Agreements. (Note 5)
(ii)	Form of 22c-2 Agreement (Note 6)
(iii)	Participation Agreement between Prudential Insurance Company of America and PIMCO Variable Insurance Trust (Note 8)
(iv)	Participation Agreement between Prudential Insurance Company of America and Van Eck Global Worldwide Insurance Trust (Note 8)
(v)	Supplement #1 To Participation Agreement dated January 1, 2007 between Prudential Insurance Company of America and DWS Variable Series (Note 1)
(vi)	Novation of and Amendment #1 to Participation Agreement between Prudential Insurance Company of America and PIMCO Variable Insurance Trust (Note 1)
(vii)	Amendment #2 to Participation Agreement between Prudential Insurance Company of America and PIMCO Variable Insurance Trust (Note 1)

(i)	Administrative Contracts.
(i)	Service Agreement between Prudential and Wachovia Bank National Association. (Note 10)
(ii)	Service Agreement between Prudential and Investors Fiduciary Trust Company. (Note 10)
(iii)	First Amendment to Service Agreement between Prudential and Investors Fiduciary Trust Company, dated 06/01/1997. (Note 10)
(iv)	Second Amendment to Service Agreement between Prudential and Investors Fiduciary Trust Company, dated 01/01/2006. (Note 10)

(j)	Other Material Contracts
(i)	Powers of Attorney (Note 1)
T. Baltimore, G. Bethune, W. Caperton, III, R. Carbone, G. Casellas, J. Cullen, W. Gray, III, M. Grier, J. Hanson, C. Horner, M. Hund-Mejean, K. Krapek, C. Poon, P. Sayre, J. Strangfeld, Jr., J. Unruh

(k)	Legal Opinion and Consent of Thomas C. Castano, Esq ., as to the legality of the securities being registered. (Note 1)

(l)	Actuarial Opinion. Not Applicable.

(m)	Calculation. Not Applicable

(n)	Other Opinions.
(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

(o)	Omitted Financial Statements. None.

(p)	Initial Capital Agreements. Not Applicable.

(q)	Redeemability Exemption:
(i)	Memorandum describing Prudential’s issuance, transfer, and redemption procedures for the Certificates pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 10)

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Registrant’s Form S-6, filed February 16, 1996.
(Note 3)	Incorporated by reference to Pre-Effective Amendment No. 2 to this Registration Statement, filed January 27, 1997 on behalf of The Prudential Variable Contract Account GI-2.
(Note 4)	Incorporated by reference to Pre-Effective Amendment No. 3 to this Registration Statement, filed April 29, 1997 on behalf of The Prudential Variable Contract Account GI-2.
(Note 5)	Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed May 14, 1997 on behalf of The Prudential Variable Contract Account GI-2.
(Note 6)	Incorporated by reference to Post-Effective Amendment No. 13 to this Registration Statement, filed April 23, 2007 on behalf of The Prudential Variable Contract Account GI-2.
(Note 7)	Incorporated by reference to Post-Effective Amendment No. 18 to Form S-1, Registration No. 33-20083-01, filed April 14, 2005 on behalf of The Prudential Variable Contract Real Property Account.
(Note 8)	Incorporated by reference to Pre-Effective Amendment No. 3 to Form N-6, Registration No. 333-137572, filed April 24, 2008 on behalf of The Prudential Variable Contract Account GI-2.
(Note 9)	Incorporated by reference to Post-Effective Amendment No. 15 to this Registration Statement, filed April 29, 2009 on behalf of The Prudential Variable Contract Account GI-2.
(Note 10)	Incorporated by reference to Post-Effective Amendment No. 16 to this Registration Statement, filed April 30, 2010 on behalf of The Prudential Variable Contract Account GI-2.

Item 27. Directors and Major Officers of Prudential

The directors and major officers of Prudential, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 751 Broad Street, Newark, New Jersey 07102.

DIRECTORS OF PRUDENTIAL

THOMAS J. BALTIMORE - Director.  Member, Finance and Dividends Committee; Member, Investment Committee;  Co-Founder and President of RLJ Development, LLC.  Mr. Baltimore is also a director of Duke Realty Corporation and of Integra LifeSciences Holdings Corporation.

GORDON M. BETHUNE - Director.  Member, Corporate Governance Committee; Member, Compensation Committee. Mr. Bethune is also a director of Honeywell International, Inc., New York Academy of Arts, Sprint Nextel Corporation, and Theater Under the Stars.

W. GASTON CAPERTON, III - Director. Member, Finance and Dividends Committee; Member, Investment Committee; President, The College Board.  Governor Caperton is also a director of Energy Corporation of America, Owens Corning, United Bankshares, Inc., and West Virginia Media.

GILBERT F. CASELLAS - Director.  Member, Audit Committee.  Mr. Casella is also a director of the American Arbitration Association and of The Swarthmore Group, Inc.

JAMES G. CULLEN - Director.  Chairman, Compensation Committee; Member, Audit Committee; Member, Executive Committee.  Mr. Cullen is also a director of Agilent Technologies, Inc., the Eisenhower Medical Center, Johnson & Johnson, and NeuStar, Inc.

WILLIAM H. GRAY, III - Director.  Chairman, Corporate Governance and Business Ethics Committee; Member, Executive Committee.  Mr. Gray is the Co-Chairman of GrayLoeffler, LLC.  Mr. Gray is also a director of Dell Inc., JP Morgan Chase & Co., and Pfizer, Inc.

MARK B. GRIER - Director.  Vice Chairman of the Board of Prudential Financial, Inc. and The Prudential Insurance Company of America.

JON F. HANSON - Director.  Chairman, Executive Committee, Finance and Dividends Committee, and Investment Committee.  Mr. Hanson is the Chairman of The Hampshire Companies and the Chairman of James E. Hanson Management Company.  Mr. Hanson is also a director of HealthSouth Corp., Pascack Community Bank, and Yankee Global Enterprises.

CONSTANCE J. HORNER - Director.  Member, Compensation Committee; Member, Corporate Governance and Business Ethics Committee.  Former Assistant to the President of the United States.  Ms. Horner is also a director of Ingersoll-Rand Company, Ltd. and of Pfizer, Inc.

MARTINA T. HUND-MEJEAN – Director.  Member, Audit Committee.  Ms. Hund-Mejean is also the Chief Financial Officer and a member of the Executive Committee at MasterCard Incorporated

KARL J. KRAPEK - Director.  Member, Finance and Dividends Committee; Member, Investment Committee.  Mr. Krapek is also a director of Connecticut Bank and Trust Company, Lucent-Alcatel, Northrup Grunman Corporation, and Visteon Corporation.

CHRISTINE A. POON - Director.  Member, Finance and Dividends Committee; Member, Investment Committee.  Ms. Poon is also retired Vice Chairman, Board of Directors and Worldwide Chairman of Johnson & Johnson.  Ms. Poon is also a director of Koninklijke Philips Electronics NV and of Fox Chase Cancer Center.

JOHN R. STRANGFELD, JR. - Chairman, Chief Executive Officer, and President of Prudential Financial Inc. and The Prudential Insurance Company of America.

JAMES A. UNRUH - Director.  Member, Audit Committee.  Founding Principal, Alerion Capital Group, LLC.  Mr. Unruh is also a director of CSG Systems International, Inc., Qwest Communications International, Inc., Steton Technology Group, Inc., Tenet Healthcare Corporation, VTI Instruments, Inc, and Worldlink Integration Group, Inc.

PRINCIPAL OFFICERS

EDWARD P. BAIRD - Executive Vice President, International Businesses, Prudential.

SUSAN L. BLOUNT - Senior Vice President and General Counsel, Prudential.

RICHARD J. CARBONE - Executive Vice President and Chief Financial Officer, Prudential.

ROBERT M. FALZON - Senior Vice President and Treasurer, Prudential.

MARGARET M. FORAN - Vice President, Corporate Secretary and Chief Governance Officer, Prudential.

HELEN M. GALT - Senior Vice President, Company Actuary and Chief Risk Officer, Prudential.

MARK B. GRIER - Vice Chairman, Prudential.

CHARLES F. LOWERY - Executive Vice President, Chief Operating Officer of U.S. Businesses, Prudential.

PETER B. SAYRE- Senior Vice President, Principal Accounting Officer, and Corporate Controller, Prudential.

JOHN R. STRANGFELD, JR. - Chairman, Chief Executive Officer, and President, Prudential.

SHARON C. TAYLOR - Senior Vice President, Corporate Human Resources, Prudential.

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707, filed February 25, 2011.

Item 29. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

New Jersey, being the state of organization of Prudential, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations.  The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated.  The text of Prudential's By-law Article VII, Section 1, which relates to indemnification of officers and directors, was filed on April 29, 2009 as exhibit Item 26.(f)(ii) to Form N-6 of this Registration Statement on behalf of The Prudential Variable Contract Account GI-2.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for the Prudential California Municipal Income Fund, Prudential Jennison Blend Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Money Market Fund, Prudential High Yield Fund, Inc., Prudential Stock Index Fund, Prudential MoneyMart Assets, Inc., Prudential Muni High Income Fund, Prudential National Municipals Fund, Inc., Prudential Jennison Natural Resources Fund, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Jennison Small Company Fund, Inc., Prudential Large-Cap Core Equity Fund, Prudential Small-Cap Core Equity Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential Jennison 20/20 Focus Fund, Prudential Jennison Mid-Cap Growth Fund, Inc., Prudential Jennison Value Fund, Prudential International Equity Fund, Prudential Jennison Equity Income Fund, Prudential Mid-Cap Value Fund, Prudential Strategic Value Fund, Prudential Jennison Select Growth Fund, Prudential Jennison Conservative Growth Fund, Prudential Small-Cap Value Fund, Prudential Asset Allocation Fund, Prudential Jennison Equity Opportunity Fund, Prudential Jennison Growth Fund, Prudential Conservative Allocation Fund, Prudential Growth Allocation Fund, Prudential Moderate Allocation Fund, Prudential Financial Services Fund, Prudential Jennison Health Sciences Fund, Prudential Jennison Utility Fund, Prudential Jennison Market Neutral Fund, Prudential Real Assets Fund, Prudential US Real Estate Fund, Prudential Global Real Estate Fund, Prudential International Real Estate Fund, Prudential International Value Fund, Target Asset Allocation Funds, The Target Portfolio Trust, and The Prudential Series Fund.

PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, and The Prudential Discovery Premier Group Variable Contract Account.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Charles Lowrey (Note 4)	President &CEO	None

Christine Marcks (Note 2)	Executive Vice President	None

Judy Rice (Note 1)	Executive Vice President	None

Gary Neubeck (Note 4)	Executive Vice President	None

Scott Benjamin (Note 1)	Executive Vice President	None

Mark R. Hastings (Note 1)	Senior Vice President & Chief Compliance Officer	None

Michael J. King (Note 4)	Senior Vice President, Secretary, and Chief Legal Officer	None

Michael J. McQuade (Note 1)	Senior Vice President, Comptroller, Assistant Treasurer, and Chief Financial Officer	None

Donna Dellechiaie (Note 3)	Senior Vice President and Co- Chief Compliance Officer	None

Richard W. Kinville (Note 4)	Vice President/Anti-Money Laundering Officer	None

Peter J. Boland (Note 1)	Senior Vice President and Vice President of Operations	None

(Note 1) Three Gateway Center, Newark, New Jersey 07102
(Note 2) 280 Trumbull Street, Hartford, Connecticut 06103
(Note 3) 200 Wood Avenue South, Iselin, NJ 08830
(Note 4) 751 Broad Street, Newark, NJ 07102

PIMS serves as a principal underwriter of the Group Contracts and Certificate.  PIMS received Net Underwriting Discounts and Commissions for the Group Contracts of $0 in 2010 , $0 in 2009 , and $0 in 2008 .  The Group Contracts and Certificates are offered on a continuous basis.

Item 31. Location of Accounts and Records

The Depositor, The Prudential Insurance Company of America, is located at 751 Broad Street, Newark, New Jersey 07102.

The Principal Underwriter, Prudential Investment Management Services, L.L.C. (“PIMS”) is located at Three Gateway Center, Newark, NJ 07102.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder.

Item 32. Management Services

Not Applicable.

Item 33. Representation of Reasonableness of Fees

The Prudential Insurance Company of America (“Prudential Insurance”) represents that the fees and charges deducted under the Group Variable Universal Life Insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential Insurance.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, The Prudential Variable Contract Account GI-2, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus, and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 19th day of April, 2011.

(Seal)
The Prudential Variable Contract Account GI-2
(Registrant)

By: The Prudential Insurance Company of America
(Depositor)

Attest: /s/ Thomas C. Castano Thomas C. Castano Secretary	By: /s/ Scott D. Kaplan Scott D. Kaplan Vice President, Finance

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 16 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 19th day of April, 2011 .

Signature and Title
/s/ * John R. Strangfeld, Jr. President, Chairman of the Board, and Chief Executive Officer
/s/ Peter B. Sayre Senior Vice President, Principal Accounting Officer, and Corporate Controller
/s/ * Richard J. Carbone Executive Vice President and Chief Financial Officer
s/ * Thomas J. Baltimore Director	* By: /s/ Thomas C. Castano Thomas C. Castano (Attorney-in-Fact)
/s/ * Gordon M. Bethune Director
/s/ * W. Gaston Caperton, III Director
/s/ * Gilbert F. Casellas Director
/s/ * James G. Cullen Director
/s/ * William H. Gray, III Director
/s/ * Mark B. Grier Director
/s/ * Jon F. Hanson Director
/s/ * Constance J. Horner Director
/s/ * Martina T. Hund-Mejean Director
/s/* Karl J. Krapek Director
/s/* Christine A. Poon Director
/s/ * James A. Unruh Director

EXHIBIT INDEX

Item 26.

(g) Reinsurance Contracts:
(v)   Form of Group AD&D Excess of Loss Reinsurance Agreement AQUA0004.
(vi)   Form of Business Travel Accident Quota Share Reinsurance Agreement AQUA0005.
(vii)  Form of Special Risk AD&D Reinsurance Agreement AQUA0001.

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(h) Participation Agreements
(v)  Supplement #1 To Participation Agreement dated January 1, 2007 between Prudential Insurance Company of America and DWS Variable Series
(vi)  Novation of and Amendment #1 to Participation Agreement dated February 20, 2007 between Prudential Insurance Company of America and PIMCO Variable Insurance Trust
(vii) Amendment #2 to Participation Agreement dated February 20, 2007 between Prudential Insurance Company of America and PIMCO Variable Insurance Trust
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(j) Powers of Attorney:	T. Baltimore, G. Bethune, W. Caperton, III, R. Carbone, G. Casellas, J. Cullen, W. Gray, III, M. Grier, J. Hanson, C. Horner, M. Hund-Mejean, K. Krapek, C. Poon, P. Sayre, J. Strangfeld, Jr., J. Unruh	C-

(k) Legal Opinion and Consent:	Opinion and Consent of Thomas C. Castano, Esq., as to the legality of the securities being registered.	C-

(n) Auditor Consent:	(i) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.	C-